UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1. Reports to Stockholders.

(a)	The Reports to Stockholders are attached herewith.

MassMutual

Annual Report

MML Series Investment Fund

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2023

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund Annual Report – Economic and Market Overview (Unaudited)

December 31, 2023
Global markets continue to reward retirement investors
During the fiscal year ended December 31, 2023, U.S. stocks were up over 26%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by another 1% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided somewhat by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, rising investment in the generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced positive returns in a still-rising interest rate environment during the period, thanks to high bond yields and the slower pace in interest rate hikes by the Fed.
Market Highlights
•
For the reporting period from January 1, 2023 through December 31, 2023, U.S. stocks were up over 26%, in a market environment where economic activity remained strong, inflation pressures eased, and market expectations were that the Fed was slowing its pace of interest rate increases.

•
The first quarter of 2023 was broadly a continuation of the prior quarter, as concern generally continued to lessen regarding high inflation, high interest rates, high energy prices, and a global recession. Performance during the quarter was aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

•
In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

•
The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

•
In the fourth quarter of 2023, investors experienced a stock market rally, as concerns over inflation and the potential of a recession lessened with reduced inflation readings and resilient economic growth.

•	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.
•	During the period, U.S. bond investors experienced positive returns as the rising interest rate environment persisted, thanks to high bond yields and the slower pace of interest rate hikes by the Fed.
Market Environment
For the fiscal year beginning on January 1, 2023, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500® Index (“S&P 500”)1 entering bull market territory after rising more than 26% from its previous year highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 8.1% in the period,2 aided by lower
1The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
2November 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, December 22, 2023.

1

MML Series Investment Fund Annual Report – Economic and Market Overview (Unaudited) (Continued)

inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 4.2% year-over-year.3
As a result, the broad-market S&P 500 rose 26.29% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 44.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 Index was up 16.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 50% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.08% over the period, hurt by the sharp rise in interest rates that made stock dividend yields less attractive. The energy sector also ended the period in the red, declining 1.33% due to rising supply and falling demand.
Developed international markets, as measured by the MSCI EAFE® Index,6 underperformed their domestic peers, ending the fiscal year up 18.24%, helped by the strong performance of certain Japanese companies. Although emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 9.83% for the period, the weak performance of certain Chinese companies hindered overall emerging-market stock performance. Investors shifted toward developed international and away from emerging-market stocks during the period in response to a more resilient consumer and stronger-than-expected economic activity.
Bond yields, though volatile during the period, started and ended the fiscal year with the 10-year U.S. Treasury bond yield at 3.88%, with a high of 4.98% and a low of 3.30%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 5.53%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with an 8.52% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 13.44%.
3November 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, December 29, 2023.
4The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
5The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
6The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
7The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
8The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
9The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
10The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2

MML Series Investment Fund Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy
At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.
The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.
Underwriter: MML Distributors, LLC (“MMLD”), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.
© 2024 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

3

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?
The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.
Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Series’ investment adviser is MML Advisers.
Each Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; each Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below.
•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.
•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.
•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.
•	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.
•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.
How did each Fund perform during the 12 months ended December 31, 2023?

	Fund’s Initial Class Return	Custom Index Return	Russell 3000® Index Return	MSCI ACWI ex USA Return	Bloomberg U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	11.65%	12.44%	25.96%	15.62%	5.53%*
MML Balanced Allocation Fund	12.47%	14.21%	25.96%*	15.62%	5.53%
MML Moderate Allocation Fund	13.90%	16.00%	25.96%*	15.62%	5.53%
MML Growth Allocation Fund	15.98%	18.72%	25.96%*	15.62%	5.53%
MML Aggressive Allocation Fund	18.32%	21.47%	25.96%*	15.62%	5.53%

*	Benchmark return

4

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

All of the MML Allocation Series Funds underperformed their respective Custom Index as well as the Russell 3000 Index. The MML Growth Allocation Fund and the MML Aggressive Allocation Fund outperformed the MSCI ACWI ex USA, and all five funds in the Series outperformed the Bloomberg U.S. Aggregate Bond Index for the full year.
MML Allocation Fund Series Custom Indexes
•	The Custom MML Conservative Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.
•	The Custom MML Balanced Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.
•	The Custom MML Moderate Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.
•	The Custom MML Growth Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.
•
The Custom MML Aggressive Allocation Index comprises the Bloomberg U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

•
Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

•
The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

•
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Investment adviser discussion of factors that contributed to the Funds’ performance
For the year ended December 31, 2023, the Series Funds delivered positive returns as stocks outperformed fixed-income investments. Consequently, the Series Funds with higher equity allocations outperformed their Series Funds counterparts with higher fixed-income allocations during the period.
During this period, global stock investors experienced significant gains. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and slowing inflation during the period. As a result, the broad market S&P 500® Index rose 26.29% for the period. The technology-heavy NASDAQ Composite Index performed even better, rising 44.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM was up 16.18% for the period.
During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. Developed international markets, as measured by the MSCI EAFE® Index, underperformed their domestic peers, ending the fiscal year up 18.24%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, trailed their developed market brethren, ending up 9.83% for the period. In MML Advisers’ view, investors shifted toward developed international market stocks and away from emerging-market stocks during the period in response to a more resilient consumer and stronger-than-expected economic activity.
Although bond yields were volatile during the period, the 10-year U.S. Treasury bond yield started and ended the fiscal year at 3.88%, with a high of 4.98% and a low of 3.30%. During the period, rising yields produced falling bond prices, and bond index

5

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period up 5.53%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with an 8.52% gain. The Bloomberg U.S. Corporate High-Yield Bond Index also ended the period higher, rising 13.44%.
Manager selection detracted from overall performance in 2023. Weak performance by the MML Focused Equity, MML Total Return Bond, and MML Global Funds were significant drivers of underperformance. Strong performance by the MML Dynamic Bond, MML Large Cap Growth, MML Blue Chip Growth, and MML Managed Bond Funds helped overall performance.
Investment adviser outlook
From MML Advisers’ perspective, the stock market rally in 2023 was exceptional. Going into 2024, we view the stock markets as extended and valuations high relative to market history. MML Advisers believes that although the prospect of positive economic and corporate earnings growth supports a bull case, more clarity on the slowing of economic growth, persistency of inflation, labor costs, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, we believe that diversification across global assets for investors could be a sensible approach for what, in our view, could be a bumpy ride.

6

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Fixed Income Funds	59.6%
Equity Funds	40.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	60.5%
Fixed Income Funds	39.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	50.5%
Fixed Income Funds	49.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	75.4%
Fixed Income Funds	24.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	90.5%
Fixed Income Funds	9.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

7

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	11.65%	5.54%	4.37%
Service Class	08/15/2008	11.32%	5.28%	4.11%
Bloomberg U.S. Aggregate Bond Index*		5.53%	1.10%	1.81%
Russell 3000 Index		25.96%	15.16%	11.48%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Conservative Allocation Index		12.44%	6.23%	5.15%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	12.47%	6.44%	4.95%
Service Class	08/15/2008	12.26%	6.20%	4.69%
Russell 3000 Index*		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Balanced Allocation Index		14.21%	7.45%	5.94%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	13.90%	7.29%	5.50%
Service Class	08/15/2008	13.62%	7.02%	5.24%
Russell 3000 Index*		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Moderate Allocation Index		16.00%	8.65%	6.71%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	15.98%	8.95%	6.48%
Service Class	08/15/2008	15.83%	8.70%	6.23%
Russell 3000 Index*		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Growth Allocation Index		18.72%	10.39%	7.83%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	18.32%	10.27%	7.32%
Service Class	08/15/2008	17.97%	10.00%	7.05%
Russell 3000 Index*		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Aggressive Allocation Index		21.47%	12.07%	8.89%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?
The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 232 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund returned 37.96%, outperforming, by a wide margin, the 26.29% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the 42.68% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Capital Research’s discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, U.S. equities advanced amid strong economic growth, moderating inflation, and a slowdown in the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes – despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary, and communication services sectors led the charge, as growth stocks significantly outpaced value during the period. The NASDAQ Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared to 44.64% during the period.
With respect to the Fund’s performance, stock selection within the communication services and industrials sectors were the top contributors to relative returns during the period. A larger-than-benchmark position in Meta Platforms buoyed results, as the company adopted a posture of cost-cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue for the company. On the downside, a lower-than-benchmark position in the information technology sector weighed on results, and a smaller-than-benchmark position in NVIDIA, a strong performer in 2023, detracted from returns.
Capital Research’s outlook
Looking ahead, Fund management has an overall positive view of economic indicators for 2024. Inflation has declined meaningfully since the beginning of 2023, although it remains above the Fed’s target rate. Likewise, Fund management notes that, as of the end of the period, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy remained incredibly resilient throughout the period, in their view. Capital Research believes that a pivot to interest rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with but, in Fund management’s view, the idea of a soft landing seems far more realistic than it did a year ago. Regardless of the outcome, Fund management will continue to focus on opportunities for long-term capital appreciation as they seek investments that have the potential to deliver favorable outcomes for investors over the long term.

13

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	100.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	37.96%	18.17%	13.87%
S&P 500 Index*		26.29%	15.69%	12.03%
Russell 1000 Growth Index		42.68%	19.50%	14.86%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

15

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, the American Funds Insurance Series - International Fund, and the American Funds Insurance Series - The Bond Fund of America. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund returned 14.37%, underperforming, by a wide margin, the 26.29% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the 15.62% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed, by a wide margin, the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s 14.37% return underperformed the 17.71% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Capital Research’s discussion of factors that contributed to the Fund’s performance
The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measures the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.
The American Funds Insurance Series – The Bond Fund of America (the “Bond Fund”) underperformed the Bloomberg U.S. Aggregate Bond Index (the “Index”) for the one-year period ended December 31, 2023, as U.S. bond markets exhibited great volatility during the reporting period. The U.S. 10-year Treasury yield started the year at 3.9%, fell to 3.3% in April, rose to 5.0% in October, and then rebounded strongly to end the year close to where it started at 3.9%. The Bond Fund’s positioning for a steeper yield curve was the largest detractor from returns relative to the Index, as the modest steepening of the yield curve over the course of the year was not enough to overcome the negative income drag associated with the position. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Bond Fund used derivatives as tools for implementing the portfolio’s duration, curve, and credit. Collectively, the use of derivatives during the reporting period detracted from the Bond Fund’s results. Turning to the positive, sector selection was the largest contributor to results during the reporting period, with the most significant returns coming from active positions in high-yield, MBS, investment-grade corporates and emerging markets. Security selection was also a modest contributor, with the majority of gains coming from Fund holdings in the investment-grade corporate, securitized credit, and emerging market sectors.

16

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

The American Funds Insurance Series – Washington Mutual Investors Fund (the “Income and Growth Fund”) underperformed the benchmark by a wide margin in 2023. During the reporting period, the Income and Growth Fund’s security selections within the consumer discretionary sector weighed on returns. A lower-than-benchmark position in Amazon.com also weighed on relative returns, as the stock outpaced the market overall. Turning to the positive, stock selection in the financial sector was one of the top contributors to relative returns. Among individual securities, a higher-than-benchmark position in Broadcom was a top contributor, as the Fund holding outpaced the broader equity market.
The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the year, in an environment where U.S. equities advanced amid strong economic growth, moderating inflation, and a slowdown in the pace of the U.S. Federal Reserve’s interest rate hikes – despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. During the reporting period, the Growth-Income Fund’s investments within the health care and financial sectors were top contributors to relative returns. Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these Fund holdings outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on returns during the period. Smaller-than-benchmark positions in Apple and NVIDIA also detracted, as these Fund holdings were strong performers in 2023.
The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, as all sectors rose in the Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Stock selection within the information technology and consumer discretionary sectors boosted the International Fund’s relative returns during the reporting period. With respect to specific International Fund holdings, a larger-than-Index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financial sectors hampered performance during the period. A larger-than-Index position in the Canadian mining and metals company, First Quantum Minerals, was also a detractor.
Investment adviser outlook
In Fund management’s view, the stock market rally in 2023 was exceptional. Going into 2024, we view the stock markets as extended and valuations high relative to market history. While MML Advisers believes the prospect of positive economic and corporate earnings growth supports a bull case, in MML Advisers’ view, more clarity on the slowing of economic growth, persistency of inflation, labor costs, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers believes that diversification across global assets could be a sensible approach for what MML Advisers believes could be a bumpy ride.

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/23
Equity Funds	65.6%
Fixed Income Funds	34.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

17

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	14.37%	7.94%	6.44%
S&P 500 Index*		26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
MSCI ACWI ex USA		15.62%	7.08%	3.83%
Custom MML Core Allocation Index		17.71%	9.97%	7.84%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 49.53%, outperforming, by a wide margin, the 42.68% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund outperformed, by a wide margin, the 26.29% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, favorable sector allocation and stock selection contributed to the Fund’s relative outperformance of the benchmark. From a sector perspective, communication services, industrials and business services, and information technology were key drivers of outperformance, while the financial and health care sectors were primary detractors. Communication services was a relative outperformer during the period, due to an overweight allocation to the sector and stock selection within it, such as Meta – the parent company of Facebook. Shares of Meta traded higher over the past 12 months, driven by: (1) the company’s continued focus on cost discipline; (2) a rebound in digital ad spending; and (3) improving monetization trends within short form video. The industrials and business services sector also contributed to Fund performance during the period on a relative basis, due to an underweight allocation and favorable stock choices, such as the General Electric Company. Information technology further aided relative results due to Fund holdings within the sector. Shares of NVIDIA traded higher during the period in a sharp move following improved visibility around future demand for advanced graphics processing units (GPUs), which are critical for the build-out of artificial intelligence (AI) infrastructure. NVIDIA has a dominant position in advanced GPUs.
Turning to the downside, the financial sector detracted from relative performance during the period, due to an overweight allocation to the sector and unfavorable security selection within it. With respect to specific Fund holdings, shares of American insurance holding company Chubb posted positive returns, but traded lower due to: (1) an earnings miss driven by losses in its North American Agriculture segment due to a draught in corn producing states; and (2) a broad rotation out of financials following the regional banking crisis. The health care sector also hindered relative returns, driven by an overweight allocation, which was partially offset by security selection.
Subadviser outlook
In Fund management’s view, the favorable end to 2023 for equities sets up a unique dynamic for 2024, as we believe investors will need to adapt to a new market regime. Fund management believes that, even with the market expectation for easing of restrictive monetary policy in the form of interest rate cuts by the U.S. Federal Reserve, macroeconomic risks will continue to exist with sticky inflation and the potential for supply side pressures to influence energy prices. They observe that it remains to be seen how real (after-inflation) interest rates above 2% will play out in the markets. Still, T. Rowe Price does not believe that high interest rates will cause significant harm to the U.S. economy. In Fund management’s view, as of the end of the period, rates are high relative to the post-global financial crisis period, but not relative to capital market history. The federal funds rate – the interest rate that banks and financial institutions charge each other for borrowing funds overnight – exceeded 5% for decades and stock markets still did well. Sticky inflation historically has been generally good for earnings across the market. Fund management believes broader, less concentrated market leadership could provide more varied sources of returns for investors who maintain a sharp focus on valuation fundamentals, creating potentially attractive opportunities for active strategic investors.

19

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/23
Microsoft Corp.	14.0%
Apple, Inc.	10.1%
Amazon.com, Inc.	8.1%
Alphabet, Inc. Class C	6.5%
NVIDIA Corp.	6.2%
Meta Platforms, Inc. Class A	4.9%
Visa, Inc. Class A	3.2%
UnitedHealth Group, Inc.	3.2%
Eli Lilly & Co.	2.9%
Mastercard, Inc. Class A	2.6%
61.7%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/23
Technology	41.8%
Communications	25.6%
Consumer, Non-cyclical	13.8%
Financial	8.6%
Consumer, Cyclical	6.3%
Industrial	1.4%
Basic Materials	0.9%
Utilities	0.5%
Energy	0.3%
Corporate Debt	0.2%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

20

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	49.53%	12.93%	12.05%
Service Class	08/15/2008	49.09%	12.64%	11.76%
Russell 1000 Growth Index*		42.68%	19.50%	14.86%
S&P 500 Index		26.29%	15.69%	12.03%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

21

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?
The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 9.54%, underperforming the 11.46% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, sector allocation drove the Fund’s relative underperformance, although this was partially offset by security selection. From a sector perspective during the period, communication services, consumer discretionary, and materials were notable relative detractors, while the industrials and business services and energy sectors were notable contributors. Communication services hampered the Fund’s performance during the reporting period due to an underweight allocation to the sector and unfavorable stock selection within it. The Fund’s underweight to Meta Platforms, the parent company of Facebook, was a notable headwind in Fund management’s view, as the stock rose significantly following a renewed focus toward cost discipline and other idiosyncratic drivers in the beginning of 2023. The company continued to perform well throughout the period as it experienced a rebound in digital ad spending and improved monetization trends. Meta Platforms was removed from the Russell 1000® Value Index in June when the benchmark was reconstituted; Fund management consequently pared back its weighting in the Fund’s portfolio.
During the period, Fund holdings in the consumer discretionary sector also hindered relative performance. Early in the reporting period, Porsche AG benefited from increased deliverables, management focusing on pricing, and general optimism around the company’s upcoming electric vehicle launches. Later in the period, shares were impacted as the company reported declining vehicle deliveries in China and leaned on volume to drive revenue growth instead of pricing. Fund holdings in the materials sector also detracted from relative returns during the period. CF Industries, the largest nitrogen fertilizer producer in North America as of the end of the period, faced a volatile backdrop for fertilizer demand and pricing throughout the year. Early in 2023, weak fertilizer demand impacted shares. The company benefited from improved sentiment around the fertilizer cycle at the midpoint of the year, which helped to drive the price of its shares, but fell to weaker levels during the last quarter.
Conversely, favorable stock selection in the industrials and business services sector contributed to relative performance during the period. General Electric is a global multi-industrial company operating in three segments: aviation, power, and renewables. Over the year, this Fund holding trended upward as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spinoff of its health care business. The energy sector also contributed to relative performance due to favorable stock choices during the period. Shares of French energy company TotalEnergies contributed to relative returns over the reporting period, as this Fund holding benefited from the company’s continued strong execution and focus on low-cost production and shareholder-friendly capital allocation policies.
Subadviser outlook
T. Rowe Price notes that the market was datapoint driven throughout 2023, and the fourth quarter of the fiscal period was no exception, as the market rallied sharply on favorable inflation and employment news. While Fund management expects that the market will continue to pay attention to the direction of monetary policy, Fund management believes the U.S. Federal Reserve is also being heavily influenced by new data. Fund management therefore expects the market to continue to be volatile, switching between optimism and pessimism, depending on the next datapoint.
In Fund management’s view, this backdrop creates a wide range of potential outcomes, and the likelihood of a recession versus a “soft landing” is largely unknown. For that reason, Fund management’s goal is to maintain a portfolio that is balanced for a variety of markets, focusing on “counterpunching” the market and taking advantage of attractive opportunities as they arise.

22

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/23
Wells Fargo & Co.	3.0%
QUALCOMM, Inc.	2.9%
Southern Co.	2.6%
American International Group, Inc.	2.5%
TotalEnergies SE	2.5%
General Electric Co.	2.3%
Elevance Health, Inc.	2.3%
Chubb Ltd.	2.2%
News Corp. Class A	2.1%
L3 Harris Technologies, Inc.	1.8%
24.2%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/23
Financial	25.9%
Consumer, Non-cyclical	22.6%
Industrial	12.2%
Technology	9.3%
Energy	8.5%
Consumer, Cyclical	6.4%
Utilities	6.4%
Communications	4.9%
Basic Materials	3.2%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

23

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	9.54%	11.20%	7.86%
Service Class	08/15/2008	9.28%	10.92%	7.58%
Russell 1000 Value Index		11.46%	10.91%	8.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?
The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class I shares returned 25.75%, underperforming the 26.29% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
Generally, the Fund’s underperformance versus the Index for the fiscal period ended December 31, 2023 was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.
For the one-year period ended December 31, 2023, information technology and communication services were the strongest-performing sectors within the Index, returning 60.31% and 55.92%, respectively. The energy and utilities sectors exhibited the worst performance across sectors within the Index during the period, returning -2.37% and -8.00%, respectively.
Despite additional central bank tightening and a string of bank failures, global equity markets posted mid-single-digit gains in the first quarter of 2023. As the quarter progressed, investors’ focus gradually drifted from a more optimistic view on the path of inflation in January to concerns about further monetary tightening in February through early March. Financial markets performed well in the second quarter, with the U.S. markets helping to propel global equities to a mid-single-digit gain. Declining inflation and a resilient economic growth backdrop bolstered U.S. equity markets – in addition to robust returns in a narrow set of mega-cap technology stocks, helped by optimism on artificial intelligence. Global equities followed a choppy trajectory throughout the third quarter. In the U.S., the broader economic narrative continued during the quarter around resilient but slow growth and moderating inflation, with both investors and the U.S. Federal Reserve (the “Fed”) interpreting these dynamics as more likely to lead to higher-for-longer monetary policy. The Index finished the year sharply higher, as investor risk appetite was buoyed by slowing inflation data and lower interest rates. As of the end of the fiscal period, improved inflation readings and signs of balance in the labor market generally bolstered investor views that the Fed was finished raising short-term interest rates. Financial conditions eased significantly in the fourth quarter, as credit spreads tightened and investors embraced risk-taking.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund generally uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. There was no significant impact on the Fund’s performance due to the use of derivatives during the reporting period.
Subadviser outlook
As of December 31, 2023, the Fund held a modestly underweight position in U.S. equities in the context of a multi-asset portfolio. That said, Fund management typically prefers U.S. equities to the other major equity regions (i.e., developed ex-U.S. and emerging-market equities), where the Fund has larger underweights.
*
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

25

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management expects a soft economic landing and believes that inflation may potentially return to the Fed’s 2% target over the course of the upcoming fiscal year and that there may be positive, but slightly below-trend economic growth. However, as of the end of period, Fund management believes investors are too optimistic on monetary policy. While markets as of the end of the period were pricing in six total rate cuts in 2024 with the first cut in March 2024, Fund management does not expect the first cut to come until May or June of 2024. Aligned with these macro expectations, Fund management predicts fairly solid Index earnings growth (8%), but with some retrenchment in valuations – leading to a modest 3-5% potential return for 2024.

26

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/23
Apple, Inc.	7.0%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.4%
NVIDIA Corp.	3.0%
Alphabet, Inc. Class A	2.0%
Meta Platforms, Inc. Class A	1.9%
Alphabet, Inc. Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. Class B	1.6%
JP Morgan Chase & Co.	1.2%
30.4%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/23
Technology	27.5%
Consumer, Non-cyclical	18.8%
Financial	14.0%
Communications	14.0%
Consumer, Cyclical	9.0%
Industrial	7.6%
Energy	3.9%
Utilities	2.3%
Basic Materials	2.0%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

27

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/1997	25.75%	15.21%	11.57%
Class II	05/01/2000	25.93%	15.38%	11.73%
Class III	05/01/2000	26.10%	15.55%	11.89%
Service Class I	08/15/2008	25.44%	14.92%	11.29%
S&P 500 Index		26.29%	15.69%	12.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

28

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?
The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 9.88%, underperforming, by a wide margin, the 26.53% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, weak stock selection drove the Fund’s relative results, particularly within the consumer discretionary, industrial, and information technology sectors. This was partially offset by stock selection within the materials and health care sectors. Sector allocation, a residual of the Fund’s bottom-up stock selection process, also detracted from relative performance for the period. An underweight allocation, relative to the benchmark, to information technology, an overweight allocation to consumer staples, and the Fund’s lack of exposure to the strong-performing communication services sector detracted the most from relative performance. This was partially offset by a lack of exposure to the energy and utilities sectors, and an overweight allocation to the consumer discretionary market segment.
Fund holdings that were top relative detractors for the period included Nike (consumer discretionary) and Northrop Grumman (industrial), along with not owning benchmark constituent NVIDIA (information technology). Shares of Nike, a U.S.-based manufacturer of athletic apparel, fell over the period due to a sluggish recovery in China, inventory headwinds, and an uncertain macro outlook. Shares of U.S.-based aerospace and defense company Northrop Grumman were down as of the end of the period after a strong year in 2022 and on unease around the upcoming U.S. election in the second half of 2024.
Fund holdings that were among the top relative contributors for the period included Ecolab (materials) and Accenture (information technology), along with not owning benchmark constituents Pfizer (health care), ExxonMobil (energy), and Chevron (energy). Shares of Ecolab, a U.S.-based company providing water, hygiene, and infection prevention solutions, rose over the period on strong pricing momentum and accelerating volumes, as well as continued margin expansion from productivity enhancements. Fund management eliminated the Fund’s position in Ecolab during the reporting period. Shares of Accenture, an Irish-American IT consulting company, gained over the period. As of the end of the period, the company continued to see strong artificial intelligence-related bookings as well as sales gains in overseas markets.
Subadviser outlook
In looking at 2024, Fund management believes the market could experience an economic slowdown. Wellington Management notes that, in their experience, there is typically a lag between increases in interest rates and the impact of those increases, and Fund management believes the full impact of the increases that were implemented are yet to come. In 2023, the American consumer showed surprising resilience, but more recent data as of the end of the period have pointed to consumer stress (e.g., rising delinquencies). Wellington Management believes the Fund is well positioned to navigate the environment, given Fund management’s bias to quality and focus on downside protection. At the end of 2023, the Fund had its largest overweight allocation to the consumer staples and health care sectors, and its greatest underweight in the information technology sector.

29

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
UnitedHealth Group, Inc.	5.3%
TJX Cos., Inc.	5.2%
Danaher Corp.	5.1%
Northrop Grumman Corp.	5.0%
Visa, Inc. Class A	4.8%
Honeywell International, Inc.	4.6%
NIKE, Inc. Class B	4.6%
American Express Co.	4.4%
Linde PLC	4.3%
Microsoft Corp.	4.3%
47.6%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	32.8%
Financial	21.2%
Consumer, Cyclical	13.6%
Industrial	13.4%
Technology	11.2%
Basic Materials	4.3%
Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

30

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	12/08/2011	9.88%	13.44%	10.83%
Service Class I	05/01/2012	9.69%	13.14%	10.55%
Russell 1000 Index		26.53%	15.52%	11.80%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

31

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?
The Fund seeks long-term total return by investing primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund’s subadviser is Thompson, Siegel & Walmsley LLC (TSW).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 16.22%, underperforming the 18.24% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, on a regional basis, stock selection within Japan detracted most from the Fund’s relative returns. Among the most notable was diversified retail holding company Seven & I, well-known in the U.S. for their 7-11 franchise. Investors were disappointed that a slate of independent board candidates put forth by an activist group did not win seats in the second quarter.
Conversely, Asia ex-Japan contributed most to the Fund’s relative results during the period. Asia ex-Japan underperformed all benchmark regions, and the Fund’s underweight exposure to that region, relative to the benchmark, was additive. China weakness weighed on this group in the benchmark, in particular Hong Kong-listed financials and real estate companies.
From a sector perspective, consumer discretionary was the sector weighing most on the Fund’s relative returns for the period. While Fund holdings from this group collectively averaged a double-digit return, a combination of unfavorable positioning and stock selection effects detracted from relative return. The Fund’s underweight exposure to one of the market’s top-performing sectors served as a drag. This was particularly evident with respect to light exposure to pro-cyclical industry groups, such as autos and hotels. Among Fund holdings, online gaming operator Entain was the largest drag after reporting weaker-than-expected sports betting results and slower-than-expected growth in Australia and Italy during the fiscal year.
Turning to the positive, the industrial sector contributed most to the Fund’s relative return during the period, thanks to a combination of positive stock selection and an overweight exposure to one of the leading market sectors. Numerous Fund holdings from varying industry groups enjoyed better-than-market returns. Japanese holding company Toyota Industries, which, as of the end of the period, serves as the world’s largest manufacturer of forklifts and has a stake in Toyota Motor Company, benefited from the outperformance of Japanese equities during the period – specifically, their stake in Toyota Motor, which was a significant Japanese index constituent.
Subadviser outlook
Global equity markets staged a strong rally in November and December of 2023, as inflation readings cooled and interest rates retreated. In TSW’s view, markets seem to be entering 2024 riding a wave of optimism. In Fund management’s view, the outlook for corporate profits and interest rates stands in the positive column for now. On the other hand, Fund management believes elections and geopolitical tensions are among the factors promising bumps in the road as the upcoming year progresses. TSW avoids “bets” on macro factors, like central bank policies – focusing instead on individual companies where TSW believes positive change, combined with attractive valuation, will contribute to a favorable outcome profile over a longer time horizon. Fund management believes TSW’s investment process is well suited to today’s market conditions.

32

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/23
Roche Holding AG	2.1%
Samsung Electronics Co. Ltd.	2.1%
Sony Group Corp.	2.0%
SAP SE	1.9%
Anheuser-Busch InBev SA	1.9%
Siemens AG Registered	1.7%
Nestle SA Registered	1.6%
Veolia Environnement SA	1.6%
Capgemini SE	1.5%
Hitachi Ltd.	1.5%
17.9%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	23.6%
Financial	21.1%
Consumer, Cyclical	13.1%
Technology	12.5%
Industrial	12.2%
Energy	7.4%
Basic Materials	5.8%
Utilities	1.9%
Communications	1.8%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

33

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	16.22%	6.11%	2.22%
Service Class	08/15/2008	15.97%	5.83%	1.97%
MSCI EAFE Index		18.24%	8.16%	4.28%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

34

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Equity Fund, and who is the Fund’s subadviser?
The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 23.00%, underperforming the 26.29% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, stock selection within the information technology, industrials, and consumer discretionary sectors was the primary driver of the Fund’s underperformance. This was partially offset by stronger stock selection in the communication services, health care, and materials sectors during the reporting period.
Fund holdings that were top detractors from relative performance during the fiscal period included ExxonMobil, United Parcel Services (UPS), and Dominion Energy. ExxonMobil underperformed along with the energy sector in general toward the end of 2023, as oil prices declined and market leadership rotated into areas that had previously underperformed. UPS was negatively impacted by a deceleration in U.S. retail sales and ongoing challenges in Asia during the reporting period. Additionally, the new contract with the Teamsters union came with elevated cost pressures and the company lost market share from customers who were looking to avoid a potential labor disruption prior to the deal being completed. Dominion Energy underperformed along with the utilities sector, given the rising interest rate environment during the reporting period, which has historically been a headwind to utilities. Not owning NVIDIA for a portion of the period – and an underweight allocation to Tesla – were two other key detractors from the Fund’s relative returns, given the significant gains that both stocks experienced during the fiscal year.
Fund holdings that were top contributors to the Fund’s relative performance during the period included Meta, ServiceNow, and Airbnb. Meta, the parent company of Facebook, outperformed during the reporting period, as the company returned to revenue growth and continued to benefit from the meaningful steps taken to optimize its cost structure and improve execution. Software provider ServiceNow continued to experience revenue growth and expand its margins, as the company has created a platform that can automate workflow processes across the enterprise. The company also was able to raise prices across its product portfolio associated with generative artificial intelligence (AI) capabilities. Airbnb, an online platform for rental accommodations, experienced strengthening international demand and cross-border travel that was able to offset tougher year-over-year comparisons for its domestic U.S. business. The company also posted listings growth, which helped alleviate concerns that a lack of listings might impede future growth. The Fund eliminated Airbnb from its portfolio prior to the end of the reporting period.
Subadviser outlook
The end of 2023 brought good news on inflation, as economic growth continued to moderate, and some forward-looking manufacturing indicators slipped into negative territory. Employment and wage gains also slowed, but remained positive as of the end of the period. Wage growth was generally higher than inflation, helping consumers to recover some of the recent losses in inflation-adjusted real incomes and supporting modest year-over-year gains in holiday spending. As a result, the overall U.S. economy showed few signs of sinking into a recession in Fund management’s view. Invesco Advisers believes slower inflation will erode the pricing tailwind that has benefited revenue growth across the board, even for weaker companies. In Fund management’s view, slower inflation could tilt the pricing advantage back to stronger competitors who can demonstrate greater value to their customers and can continue to achieve higher pricing for their goods and services.

35

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
Microsoft Corp.	8.2%
Apple, Inc.	5.8%
Alphabet, Inc. Class A	4.0%
Amazon.com, Inc.	3.8%
NVIDIA Corp.	3.5%
Meta Platforms, Inc. Class A	2.8%
Exxon Mobil Corp.	2.7%
Constellation Brands, Inc. Class A	2.5%
JP Morgan Chase & Co.	2.4%
Boeing Co.	2.3%
38.0%

MML Fundamental Equity Fund Sector Table (% of Net Assets) on 12/31/23
Technology	26.6%
Consumer, Non-cyclical	22.2%
Financial	15.1%
Communications	14.9%
Industrial	8.0%
Consumer, Cyclical	5.0%
Energy	3.8%
Basic Materials	1.9%
Utilities	1.8%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

36

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	12/08/2011	23.00%	14.99%	12.22%
Service Class I	05/01/2012	22.76%	14.68%	11.94%
S&P 500 Index		26.29%	15.69%	12.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

37

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?
The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 13.69%, outperforming the 11.46% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
Stock selection was primarily responsible for the Fund’s outperformance during the one-year period ended December 31, 2023, led by Fund holdings in the technology, health care, consumer staples, and materials sectors. In technology, Dell Technologies contributed to performance during the period, as the company raised its cash flow targets and the market reacted to the potential for the company to see more demand for servers due to artificial intelligence investments. Semiconductor equipment companies Applied Materials and Lam Research also contributed positively to relative performance, as China’s spending was better than anticipated. In health care, Amgen and Sanofi both reported better earnings than expected during the period and new launches/pipelines appeared to be make good progress. In consumer staples, Coca-Cola Europacific Partners outperformed during the period, as improving margins more than offset declining volume trends. Sector allocation also contributed positively to relative returns during the period due to the Fund’s overweight allocation to the technology and industrial sectors, relative to the benchmark, and its underweight stake in the utilities and consumer staples sectors.
Conversely, the Fund’s underweight allocation to the communication services sector and its overweight to the health care and energy market segments detracted from relative performance during the period. Additionally, stock selection lagged in communication services and consumer discretionary. In the communication services sector, not owning Meta Platforms was the primary detractor from relative returns. In consumer discretionary, carpet manufacturer Mohawk and appliance company Whirlpool lagged in 2023, as raw material cost increases and promotional activity caused margins to contract in a tepid demand environment. The Fund’s position in BorgWarner also underperformed, as the company reduced its 2024 revenue guidance due to lower electric vehicle production levels. Not owning strong-performing home builders detracted from returns, as many in the market believed that mortgage rates may have peaked during the period and consumer spending remained strong.
Subadviser outlook
Fund management believes that the U.S. economy continues to be stronger than anticipated, despite the Federal Reserve’s more restrictive monetary policy in 2023. In Fund management's view, the market appears to be expecting a “soft landing” in 2024; however, many economists are forecasting a slowdown/mild recession during the second half of the upcoming year. The entire investment team at Boston Partners will continue to focus on finding investments that, in Boston Partner’s view, have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher.

38

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/23
JP Morgan Chase & Co.	4.2%
Berkshire Hathaway, Inc. Class B	3.4%
Alphabet, Inc. Class A	3.0%
Morgan Stanley	2.3%
Bristol-Myers Squibb Co.	1.9%
Philip Morris International, Inc.	1.8%
Sanofi SA ADR	1.8%
Discover Financial Services	1.8%
Wells Fargo & Co.	1.7%
UnitedHealth Group, Inc.	1.7%
23.6%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	25.3%
Financial	20.6%
Industrial	14.5%
Technology	11.8%
Energy	10.0%
Communications	7.3%
Consumer, Cyclical	6.4%
Utilities	1.2%
Basic Materials	0.9%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

39

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	08/10/2010	13.69%	12.14%	8.39%
Service Class I	05/01/2012	13.41%	11.86%	8.13%
Russell 1000 Value Index		11.46%	10.91%	8.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

40

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund’s subadviser normally invests the Fund’s assets across different industries, sectors, countries, and regions, but the Fund’s subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class I shares returned 14.51%, underperforming, by a wide margin, the 23.79% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the primary factor that detracted from the Fund’s relative performance was the combination of an underweight position, relative to the benchmark, and stock selection within the information technology sector. Much of the Fund’s performance for 2023 turned on what the Fund did not own, rather than what it did. Within the information technology sector, not owning shares of computer graphics processor maker NVIDIA, software giant Microsoft, and computer and personal electronics maker Apple also weakened the Fund’s relative results. During the reporting period, security selection in both the consumer discretionary and communication services sectors also held back relative returns. Within consumer discretionary, not owning shares of internet retailer Amazon.com dampened relative returns. Within communication services, not owning shares of social networking service provider Meta Platforms, the parent company of Facebook, weighed on relative performance. An overweight position in the health care sector further hampered relative results for the period, led by overweight positions in life sciences supply company Thermo Fisher Scientific, life sciences and pharmaceutical company Merck KGaA (Germany), and pharmaceutical and diagnostic company Roche Holding (Switzerland). Elsewhere, the Fund’s overweight positions in premium drinks distributor Diageo (United Kingdom) and flavor and fragrance manufacturer International Flavors & Fragrances further detracted from relative performance during the reporting period.
Turning to the positive, not owning any stocks within the energy and utilities sectors helped the Fund’s relative performance during the reporting period. Within the energy sector, not owning shares of integrated energy companies ExxonMobil and Chevron helped relative results. There were no individual stocks within the utilities sector, either in the Fund or in the benchmark, that were among the Fund’s top relative contributors over the reporting period. Stocks in other sectors that bolstered relative performance during the period included overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), investment management and banking firm UBS (Switzerland), electrical distribution equipment manufacturer Schneider Electric (France), and airport terminal operator Aena SME (Spain). Additionally, not owning shares of pharmaceutical giant Pfizer, diversified medical products maker Johnson & Johnson, health insurance and Medicare/Medicaid provider UnitedHealth Group, and household products maker Procter & Gamble further benefited relative results during the reporting period.
Subadviser outlook
In Fund management’s view, the next decade will look and feel quite different from the last decade. The level of absolute returns over recent years has been well above expected levels, in Fund management’s view, and diversification has not helped, given the extreme concentration and narrowness of markets. MFS expects more volatility across growth, inflation, bond yields, and equity valuations, and a higher risk premium for all financial assets in an uncertain world. Fund management continues to focus on companies that they believe are well positioned against a backdrop of change and volatility, and that have not excessively leveraged profits.

41

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/23
Schneider Electric SE	3.0%
Visa, Inc. Class A	3.0%
Linde PLC	2.7%
Accenture PLC Class A	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Comcast Corp. Class A	2.4%
Medtronic PLC	2.4%
Roche Holding AG	2.2%
Charles Schwab Corp.	2.2%
Honeywell International, Inc.	2.2%
25.1%

MML Global Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	30.6%
Industrial	19.2%
Financial	16.5%
Technology	10.2%
Communications	8.1%
Basic Materials	7.4%
Consumer, Cyclical	7.2%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

42

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/2006	14.51%	10.46%	7.38%
Class II	05/01/2006	14.37%	10.46%	7.39%
Service Class I	08/15/2008	14.08%	10.18%	7.09%
MSCI World Index		23.79%	12.80%	8.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

43

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?
The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 9.19%, underperforming the 11.46% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the Fund’s underperformance was concentrated in the first quarter of the year. At that time, the concern for banks weighed across the broader financial sector and the lack of owning Meta, a large benchmark position in the communication services sector that rose considerably, detracted. The financial and communication services sectors remained the largest detractors for the fiscal year, with the consumer discretionary sector providing the other notable headwind to relative performance.
With respect to specific Fund holdings, Dollar General Corporation, a discount store chain, detracted from relative performance after management meaningfully reduced its full-year earnings guidance during the period due to softer recent sales, additional labor investments, higher shrink, and planned inventory reductions. The Fund eliminated the stock from its portfolio due to ongoing challenges. Air Products & Chemicals, Inc., a packaged gas manufacturer and distributor, weighed on relative performance during the period as investors remained concerned over increased costs for their large backlog of projects. Other top detractors included CVS Health Corporation, RTX Corporation (formerly Raytheon Technologies Corporation), and Humana Inc.
During the reporting period, contributors to relative performance included the energy, industrial, and consumer staples sectors, which were all bolstered by strong stock selection. With respect to specific Fund holdings, the Fund benefited from its position in data center equipment provider Vertiv Holdings Co, which contributed to relative performance during the period as company management continued to execute its strategy to improve margins, reverse cost headwinds, and deliver on operational improvements and greater free cash flow conversion. The emergence of artificial intelligence (AI) further highlighted the potential for future data center demand. Broadcom, Inc., a semiconductor and infrastructure software solutions provider, added to relative performance, as fundamentals remained strong across both businesses and AI was expected to be additive to their semiconductor growth during the period. The company also closed their acquisition of VMWare, which is expected to be accretive. Fund holdings that were also top contributors to relative performance included Oracle Corporation, Phillips 66, and Stanley Black & Decker.
Subadviser outlook
Fund management believes the outlook for value remains bright, given the valuation discount relative to growth and the potential unwind of the narrow, growth-driven markets of late. Barrow Hanley notes that, historically, broader markets have tended to benefit value relative to growth, and Fund management continues to believe the long-term value cycle remains a tailwind looking forward. Finally, Fund management notes that, while inflation has moderated, interest rates could stay higher than currently anticipated in order to further bring inflation down to central bank targets. Should the Federal Reserve orchestrate a soft landing, in Barrow Hanley’s view, many areas where value has higher exposure already have valuations reflecting a recession and could be candidates for strong reversals.

44

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/23
Philip Morris International, Inc.	2.9%
Phillips 66	2.7%
Merck & Co., Inc.	2.7%
Hess Corp.	2.6%
Air Products & Chemicals, Inc.	2.4%
Fidelity National Information Services, Inc.	2.3%
Wells Fargo & Co.	2.3%
Entergy Corp.	2.3%
Comcast Corp. Class A	2.3%
Vertiv Holdings Co. Class A	2.2%
24.7%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	26.0%
Financial	20.2%
Industrial	11.5%
Technology	10.8%
Energy	10.0%
Basic Materials	6.9%
Utilities	5.2%
Consumer, Cyclical	4.7%
Communications	3.8%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

45

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	9.19%	12.00%	8.79%
Service Class	08/15/2008	8.98%	11.73%	8.52%
Russell 1000 Value Index		11.46%	10.91%	8.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

46

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who are the Fund’s subadvisers?
The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund’s two subadvisers are Harris Associates L.P. (Harris), which managed approximately 34% of the Fund’s portfolio; and Massachusetts Financial Services Company (MFS), which managed approximately 66% of the Fund’s portfolio, as of December 31, 2023.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 18.51%, outperforming the 18.24% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the Harris component of the Fund, Fund management’s bottom-up approach in selecting stocks results in country and sector allocations as a component of the stock selection process. For the one-year period ended December 31, 2023, with respect to country performance relative to the benchmark, country weightings contributed to the Fund’s results, while stock selection detracted. Sector weightings contributed to overall results, whereas relative sector performance was negatively impacted by stock selection. From a geographic perspective, Germany produced the best relative performance for the fiscal year, owing to a greater-than-benchmark weighting, relative to the benchmark, and positive stock selection there. Ireland had the next-best performance, primarily due to stock selection. Ireland had the Fund component’s largest absolute return, as Ryanair Holdings (Europe’s largest airline group and parent company of Ryanair), its only underlying holding, gained significant value. Italy generated the next-largest absolute return, due to its single underlying holding, Intesa Sanpaolo (an international banking group). France detracted most from relative performance, as four of 10 underlying holdings lost value during the period, followed by holdings in the U.K. as three of 13 underlying holdings lost value. China generated the only negative absolute performance, as one of its two underlying holdings, Alibaba Group (a multinational technology company) lost value. From a sector perspective, the industrial and consumer staples sectors generated the best relative performance, both due to weighting disparities from the benchmark and favorable stock selection. Within the industrial sector, 15 of the sector’s 16 underlying holdings gained value for the fiscal year, led by Ryanair Holdings. In consumer staples, all four underlying holdings gained value, led by Danone (a French multinational food products corporation). Conversely, stock selection in the financial and health care sectors detracted most from relative results for the year. In the financial sector, three of 12 underlying holdings lost value, led by Worldline, a leading global paytech provider. No sectors delivered negative absolute returns.
For the MFS segment of the Fund, stock selection in the industrial sector was a primary contributor to Fund component’s relative performance during the fiscal year, led by overweight positions in the following Fund component holdings: diversified industrial manufacturer Rolls-Royce (United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France), electronics company Hitachi (Japan), information solutions provider RELX Group (United Kingdom), and construction materials manufacturer Saint-Gobain (France). Elsewhere, the portfolio’s overweight positions in investment management and banking firm UBS (Switzerland) and enterprise applications company SAP (Germany), as well as holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) (which is not a benchmark constituent), further supported the Fund component’s relative returns. During the reporting period, the Fund component’s relative currency exposure, resulting primarily from differences between the Fund component’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also contributed to the Fund’s relative performance. On the downside, stock selection in the financial sector detracted from relative performance, led by an overweight position in insurance company AIA Group (Hong Kong). A combination of security selection and an overweight position in the health care sector also weighed on relative returns. Within this sector, overweight positions in pharmaceutical company Merck KGaA (Germany), crop science and pharmaceuticals company Bayer (Germany), precision instruments and machines manufacturer Olympus (Japan), sample and assay technologies for molecular

47

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

diagnostics provider QIAGEN (Netherlands), and pharmaceutical and diagnostic company Roche Holding (Switzerland) held back the Fund component’s relative returns. In the consumer products sector, overweight positions in wine and alcoholic beverage producer Pernod Ricard (France), cosmetic products manufacturer Kose (Japan), and premium drinks distributor Diageo (United Kingdom) weighed on relative performance.
Subadviser outlook
While Harris recognizes the challenges facing investors with the current state of financial markets, Harris believes that the lower and more widely dispersed valuations in the market at fiscal year-end allowed Fund management to redeploy capital into increasingly attractive investments. As of the end of the fiscal period, Fund management was optimistic that these decisions have the potential to sow the seeds of future outperformance. Harris remains focused on building a high-conviction Fund portfolio of undervalued businesses that Fund management believes could provide both a margin of safety and the potential for attractive risk-adjusted returns over the long term.
In MFS’s view, the level of absolute returns over recent years has been well above expected levels, driven more by multiple expansion than earnings. MFS expects more volatility across growth, inflation, bond yields, and equity valuations – with a higher risk premium for all financial assets in an uncertain world. Fund management continues to focus on companies they believe are well positioned against a backdrop of change and volatility, while maintaining a strong financial position as it pertains to leverage and free cash flow generation.

48

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
Air Liquide SA	2.1%
Schneider Electric SE	2.1%
Nestle SA Registered	2.1%
Roche Holding AG	2.0%
Capgemini SE	2.0%
SAP SE	2.0%
Intesa Sanpaolo SpA	1.7%
Compass Group PLC	1.7%
Ryanair Holdings PLC Sponsored ADR	1.6%
Cie Financiere Richemont SA Registered	1.6%
18.9%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	27.6%
Financial	18.2%
Industrial	16.0%
Consumer, Cyclical	15.5%
Technology	8.6%
Basic Materials	5.8%
Communications	4.2%
Energy	1.9%
Utilities	1.0%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

49

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 01/07/2014	Since Inception 05/01/2014
Class II	01/07/2014	18.51%	8.11%	3.73%
Service Class I	05/01/2014	18.27%	7.84%		3.29%
MSCI EAFE Index		18.24%	8.16%	4.41%	4.20%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

50

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 51.71%, outperforming, by a wide margin, the 42.68% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Review, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, stock selection in the information technology, communication services, health care, industrial, and consumer staples sectors, as well as the Fund’s allocations to the communication services and consumer staples sectors, contributed positively to the Fund’s relative return. Stock selection in the financial and consumer discretionary sectors, as well as the Fund’s allocations to the financial, health care, and industrial sectors, detracted from relative performance during the period.
With respect to specific Fund holdings, NVIDIA and Meta Platforms (“Meta”) were the top contributors. Illumina and PayPal were the biggest detractors. NVIDIA is the world leader in artificial intelligence (AI) computing, which enables computers to mimic human-like intelligence for problem-solving and decision-making capabilities. A Fund holding since January 2019, NVIDIA reported financial results during the fiscal year that were well above consensus expectations, as AI applications were driving strong demand for graphics processing units (GPUs). Fund management trimmed the Fund’s position in NVIDIA on multiple occasions during the year, as the company reached the Fund’s maximum allowable position size through market appreciation. A strategy holding since its initial public offering in 2012, Meta operates online social networking platforms that allow people to connect, share, and interact with friends and communities. After Meta’s shares were under pressure throughout most of 2022, shares rebounded substantially in 2023. The Fund trimmed its position in Meta on multiple occasions during the year due to market appreciation.
Founded in 1998, Illumina is the industry leader in the fast-growing field of sequencing for genetic and genomic analysis, supporting research, clinical, and consumer genetics applications. A strategy holding since March 2020, Illumina’s shares were under pressure during the period due to lower-than-expected results in its core business, uncertainty regarding its acquisition of GRAIL, and an activist investor campaign that succeeded in ousting the Chairman of the Board in May and later prompted the resignation of CEO Francis deSouza. Fund management believed the core Illumina business remained highly attractive on a reward-to-risk basis and substantially discounted relative to intrinsic value; consequently, they added to the Fund’s position on multiple occasions in 2023, most recently in late September. PayPal is a leading technology platform that enables digital payments and simplifies commerce experiences on behalf of consumers and merchants throughout the world. A strategy holding since the first quarter of 2022, PayPal reported fundamentally solid financial results that were generally above or in line with consensus expectations during 2023. However, shares responded negatively during the period to a modest reduction in the company’s target for year-end operating margin expansion, as well as lower-than-expected transaction margins. Because Fund management believed the decline in margins was due to short-term factors that did not impact their structural investment thesis for the company, they took advantage of near-term price weakness to add to the Fund’s position during 2023, and shares responded more favorably in the fourth quarter following the company’s most recent quarterly report. In Fund management’s view, as of the end of the quarter, PayPal’s shares were selling at a significant discount to Fund management’s estimate of intrinsic value and therefore offered a compelling reward-to-risk opportunity.

51

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
The Fund’s investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of Fund management’s process is designed to lead to a lower turnover portfolio, where sector positioning is the result of stock selection. At year end, the Fund was overweight, relative to the benchmark, in the communication services, financial, health care, and industrial sectors – and underweight in the information technology, consumer staples, and consumer discretionary sectors. The Fund did not have exposure to stocks in the energy, real estate, materials, or utilities sectors. Fund management remains committed to its long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

52

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/23
Meta Platforms, Inc. Class A	7.7%
NVIDIA Corp.	7.5%
Boeing Co.	5.7%
Visa, Inc. Class A	5.5%
Amazon.com, Inc.	5.5%
Tesla, Inc.	5.2%
Microsoft Corp.	5.1%
Netflix, Inc.	4.4%
Oracle Corp.	4.0%
Alphabet, Inc. Class A	3.7%
54.3%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/23
Communications	31.1%
Technology	26.1%
Consumer, Non-cyclical	18.5%
Consumer, Cyclical	8.5%
Industrial	7.9%
Financial	6.7%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

53

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	51.71%	17.75%	12.98%
Service Class	08/15/2008	51.37%	17.47%	12.70%
Russell 1000 Growth Index		42.68%	19.50%	14.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

54

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?
The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 12.87%, underperforming, by a wide margin, the 26.29% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market. The Index is the Fund’s benchmark. The Fund outperformed, by a wide margin, the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.
The Fund started and ended 2023 with full index put option coverage. During the first quarter, as concerns grew about the impact of higher interest rates on regional bank balance sheets, the Fund’s investment team opportunistically made several changes to put coverage in an effort to monetize higher implied volatility and preserve index put option gains. These adjustments were made while keeping the Fund’s market exposure relatively consistent with its historical risk profile. The investment team reduced put coverage to an intra-quarter low range of 50% to 60% before incrementally adding index put options and restoring full put coverage by early April. As the market rebounded through July, the investment team focused on maintaining the Fund’s typical risk profile and managing the cost of downside protection, while making adjustments to maintain consistent market exposure. Market weakness from August through October once again provided opportunities to monetize higher volatility and preserve gains in the event of a sudden and sharp market recovery. During October, the Fund’s investment team reduced put coverage to an intra-quarter low range of 80% to 95% before restoring full put coverage by month-end as the cost of protection declined. During the remainder of the year, adjustments to the index put option portfolio focused on gradually increasing the weighted-average strike price and managing weighted-average time to expiration. Adjustments were aimed at managing the cost of downside protection, while maintaining the Fund’s typical level of market exposure and risk profile.
The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year, while making active adjustments to positions in response to deteriorating market conditions and opportunistically taking advantage of the higher implied volatility that was priced into longer-dated contracts to enhance cash flow potential. The term structure of volatility pricing was highly dynamic over the year, and the investment team generally extended weighted-average time to expiration when term structure was steep, as it was for most of 2023, and shortened when term structure was inverted or flat, such as it was during periods of market stress.
*
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

55

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
Fund management notes that, while it’s impossible to predict market performance in 2024, their review of the last 25 years shows that the equity market has climbed more than 20% in eight out of 25 of those years. In the year following those advances, average returns were just 3.8%. With ample drivers of potential volatility on the horizon – such as the U.S. presidential elections, geopolitical uncertainty, and ongoing wars – Fund management believes that risk management may be prudent.
In Gateway’s view, if current levels of volatility and interest rates persist, or move higher, option-writing premiums may continue to be an effective source of risk-reduced return potential as well as downside protection. Fund management notes that whether the Federal Reserve resumes rate hikes, holds steady, or even cuts rates, investment strategies that combine equity market exposure with cash flow from writing index options, like the Fund, may have the potential to benefit from relatively higher levels of interest rates and implied volatility.

56

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/23
Apple, Inc.	7.0%
Microsoft Corp.	7.0%
Amazon.com, Inc.	3.4%
NVIDIA Corp.	3.0%
Alphabet, Inc. Class A	2.1%
Meta Platforms, Inc. Class A	2.0%
Alphabet, Inc. Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. Class B	1.6%
JP Morgan Chase & Co.	1.2%
30.7%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/23
Technology	27.7%
Consumer, Non-cyclical	18.9%
Financial	14.1%
Communications	14.0%
Consumer, Cyclical	9.1%
Industrial	7.7%
Energy	4.0%
Utilities	2.3%
Basic Materials	2.0%
Purchased Options	0.5%
Corporate Debt	0.0%
Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

57

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2000	12.87%	5.74%	4.36%
Service Class	08/15/2008	12.59%	5.47%	4.10%
S&P 500 Index*		26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

58

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who are the Fund’s subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 74% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 26% of the Fund’s portfolio, as of December 31, 2023. In addition, T. Rowe Price Investment Management serves as a sub-subadviser for the portion of the portfolio subadvised by T. Rowe Price.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 22.64%, underperforming the 25.87% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 22.64% return outperformed the 16.44% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the year ended December 31, 2023, within the T. Rowe Price component of the Fund, broadly speaking, sector allocation and stock selection detracted from relative results. At the sector level, information technology, health care, and industrials and business services hindered relative returns, while the financial and energy sectors contributed to relative performance. The information technology sector was a notable detractor, due to an underweight position, relative to the benchmark, and weak Fund component holdings within the sector, such as Keysight Technologies, the largest global manufacturer of test and measurement solutions. A disappointing outlook issued in August, attributed to factors including backlog normalization and general macroeconomic weakness, sent shares of Keysight Technologies lower. An overweight exposure and stock choices in the health care sector also weighed on relative results, as a less-than-benchmark position in commercial biotechnology company Seagen saw its shares spike following news that it would be acquired by Pfizer. In contrast, favorable stock selection in the financial sector contributed to relative performance. Shares of KKR, a leading diversified global investment firm, advanced following solid quarterly results each quarter that reflected growth in fundraising and strong insurance earnings. An update from the firm toward the end of 2023, announcing the acquisition of the remaining stake in Global Atlantic as well as other strategic initiatives, was well received by investors. The energy sector also aided, due to security choices within the market segment and an underweight exposure to the poorly performing sector.
With respect to the Wellington Management Fund component, security selection drove relative outperformance during the period. Strong stock choices within the health care, consumer staples, and financial sectors contributed most, while less-than-favorable selection within communication services partially offset the Fund component’s strong relative results. Fund component holdings that were top detractors during the period included ZoomInfo Technologies (communication services) and Illumina (health care). ZoomInfo Technologies is a U.S.-based company that sells software and data that enable salespeople to be more effective and productive. The share price declined over the trailing 12 months due to macroeconomic pressures that caused a slowdown in spending and hiring among some of its customers. Illumina is a provider of tools and services for analyzing genetic material with life science and clinical lab applications. The company has typically generated over 90% of its revenue from sequencing instruments, consumables, and services. Total revenue in the first quarter decreased by 11% year-over-year, driven by COVID-19 headwinds in China and a challenging macroeconomic environment. Wellington Management eliminated the Fund component’s position in Illumina during the reporting period. Fund component holdings that were top individual contributors to relative performance during the period included MongoDB (information technology) and Hamilton Lane (financial). MongoDB, an online document management company, saw its share price increase after reporting results that exceeded expectations. The market’s optimism around the company’s potential to benefit from artificial intelligence tailwinds also contributed to the stock’s strong outperformance in the period. Hamilton Lane, a global investment manager, saw its share price rise after reporting quarterly

59

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

earnings that surpassed consensus estimates. The company’s fee revenue grew by 23%, and assets under management increased by 8% year-over-year. During the period, although Hamilton Lane was well positioned as one of the highest-quality names with exposure to alternative investments, the company re-rated significantly in reaction to lower rates, presenting more limited upside and Wellington Management eliminated its position during the reporting period.
Subadviser outlook
In Fund management’s view, the favorable end to 2023 for equities sets up a unique dynamic for 2024, as we believe investors will need to adapt to a new market regime. Fund management believes that, even with the market expectation for easing of restrictive monetary policy in the form of interest rate cuts by the U.S. Federal Reserve, macroeconomic risks will continue to exist, with sticky inflation and the potential for supply-side pressures to influence energy prices. They observe that it remains to be seen how real (after-inflation) interest rates above 2% will play out in the markets. Fund management believes that broader, less concentrated market leadership has the potential to provide more varied sources of returns for investors who maintain a sharp focus on valuation fundamentals, creating particularly attractive opportunities for active strategic investors.
Wellington Management seeks to own the stocks of companies with strong secular growth characteristics and high and sustainable return on invested capital, which are inexpensive on long-term earnings power. Looking ahead, Fund management is excited by the opportunity set they are seeing, finding the market volatility has created a good opportunity to source new names. In terms of positioning at the end of the period, the Wellington Management Fund component had its overweight allocation to the health care and real estate sectors and its greatest underweight stake in the consumer discretionary and financial sectors. As compared to 2022, the most notable shifts in positioning included increasing the Fund component’s exposure to the industrial and real estate sectors, and decreasing its exposure to consumer discretionary and communication services holdings. Wellington Management believes the portfolio exhibits a balance across sectors and business models given the wide range of potential outcomes around macro and geopolitical cross currents.

60

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/23
Microchip Technology, Inc.	2.3%
PTC, Inc.	2.0%
Marvell Technology, Inc.	1.9%
Hologic, Inc.	1.9%
Ross Stores, Inc.	1.8%
Cheniere Energy, Inc.	1.7%
Agilent Technologies, Inc.	1.7%
Veeva Systems, Inc. Class A	1.7%
Teleflex, Inc.	1.6%
CDW Corp.	1.4%
18.0%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	32.8%
Technology	21.3%
Industrial	15.7%
Consumer, Cyclical	12.8%
Financial	6.0%
Communications	4.8%
Energy	4.0%
Basic Materials	0.4%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

61

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	22.64%	11.38%	10.40%
Service Class	08/15/2008	22.34%	11.12%	10.13%
Russell Midcap Growth Index*		25.87%	13.81%	10.57%
S&P MidCap 400 Index		16.44%	12.62%	9.27%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

62

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 5.97%, underperforming, by a wide margin, the 12.71% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, security selection in the consumer discretionary sector, where the Fund was underweight relative to the benchmark, weighed on results. The Fund did not own several benchmark stocks in the specialty retail industry, which hurt performance. A position in automotive replacement parts retailer Advance Auto Parts underperformed due to recent disappointing financial results. The financial sector was another area of weakness. Stock selection in the capital markets industry hindered relative performance due in part to a lack of exposure to stocks that were strong performers for the market. Selection in the materials sector, where the Fund was underweight, helped relative performance. Not owning several benchmark companies in the chemicals industry, in addition to holding global paints and coatings company Axalta Coating Systems, gave the Fund’s performance a lift.
With respect to specific Fund holdings during the period, packaged-food producer Conagra Brands came under pressure, as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money – and about pushback on future price increases. The company was forced to raise prices less than product cost inflation in its commercial channel as competitors became more promotional.
One Fund holding that was a key contributor to the Fund’s performance during the period was Cie de Saint-Gobain, a global diversified building products manufacturer with notable exposure to Europe. Its shares outperformed early in the period, as fears of an energy crisis in Europe eased due to a much warmer-than-expected winter. The improved global economic outlook later in the year also lifted the stock’s price. On the other hand, the Fund’s lack of exposure to First Republic Bank contributed to results, as bank stocks generally underperformed amid the failure of two mid-cap banks in the first quarter of 2023. First Republic Bank was also pressured by near-term liquidity fears associated with large unrealized losses in its relatively longer-duration assets and failed in the second quarter.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund used currency forwards to hedge non-U.S. exposure. There was not a material impact on performance as a result of the Fund’s use of derivatives.

63

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
The Fund seeks to invest in companies where Fund management believes the valuation does not reflect the quality and normal earnings power of the company. American Century’s process is generally based on individual security selection, but broad themes emerged during the reporting period. Fund management believes that higher-quality stocks may offer resilience. Consequently, they continue to focus on companies that they view as higher quality with stable revenues and profits, low indebtedness, stable cash flows, and predictable business models that are less sensitive to economic conditions. Elsewhere, American Century sees potentially attractive valuations in health care. American Century’s research led Fund management to several health care stocks that Fund management believes offer compelling valuations and risk/reward profiles. Fund management considers health care to be less cyclical in nature because the economy’s performance tends to have less impact on demand within the sector. Finally, Fund management sees limited opportunities in consumer discretionary, as they have identified few high-quality companies with durable business models. With consumers facing economic pressures, like inflation and diminishing personal savings, Fund management expects to see a decline in discretionary spending.

64

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/23
Zimmer Biomet Holdings, Inc.	3.1%
Conagra Brands, Inc.	2.4%
Allstate Corp.	2.3%
Henry Schein, Inc.	2.3%
Bank of New York Mellon Corp.	2.2%
Northern Trust Corp.	2.2%
Quest Diagnostics, Inc.	1.9%
Enterprise Products Partners LP	1.9%
Norfolk Southern Corp.	1.8%
Koninklijke Ahold Delhaize NV	1.8%
21.9%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	23.6%
Financial	23.2%
Industrial	14.9%
Utilities	11.3%
Consumer, Cyclical	9.4%
Communications	6.2%
Energy	5.0%
Technology	3.1%
Basic Materials	1.2%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

65

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	5.97%	11.11%	8.83%
Service Class	08/15/2008	5.70%	10.84%	8.56%
Russell Midcap Value Index		12.71%	11.16%	8.26%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

66

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 16.84%, underperforming the 18.66% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 16.84% return underperformed the 16.93% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, security selection was the primary driver of relative performance, as the Fund’s unfavorable selection in health care and information technology was only partially offset by stronger selection in consumer staples and consumer discretionary. Sector allocation, a residual of the Fund’s bottom-up stock selection process, also detracted from relative returns. Underweight allocations, relative to the benchmark, to information technology and energy detracted, while a lack of exposure to utilities contributed.
Top detractors from relative returns included Calix (information technology), not holding Super Micro Computer (information technology), and Aclaris Therapeutics (health care). Calix is a telecommunications company that offers cloud-based software systems and services to support the delivery of broadband services. The share price declined early in the period, as supply chain headwinds weighed on the company’s near-term operational efficiency. Shares of Super Micro Computer, which was not held, ended the period higher after the U.S.-based IT solutions provider reported better-than-expected fiscal third-quarter results. Shares were further supported by the market’s optimistic outlook on artificial intelligence during the period. Shares of Aclaris Therapeutics fell sharply during the reporting period after the company announced disappointing top-line results from its Phase 2b study of a drug for the treatment of rheumatoid arthritis. The results did not meet the primary or secondary endpoints and the company announced that the trial would be discontinued. Fund management eliminated the position during the period.
Top individual contributors to relative performance during the period included Wingstop (consumer discretionary), e.l.f. Beauty (consumer staples), and BellRing Brands (consumer staples). The share price of Wingstop, a franchisor and operator of restaurants, rose after management released solid results citing strength in international volume growth. Fund management trimmed its position at the end of the period on strength. The share price of e.l.f. Beauty rose after surpassing consensus estimates on both the top and bottom-line metrics for every quarter in the fiscal year. Sales growth of the company was driven by strong performance in the Cosmetics and Skincare segments across retail and e-commerce channels, while gross margin growth was supported by price increases and an improved product mix. Shares of BellRing Brands rose over the period after the convenient nutrition food company consistently reported strong quarterly earnings and revenue above expectations, driven by distribution gains and higher household penetration for its Premier Protein and Dymatize brands.

67

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
Fund management continues to monitor the impact of higher interest rates on the cost of capital for companies. As of the end of the period, inflation is moderating, but remains above the U.S. Federal Reserve’s (the “Fed”) target, supported by strength in services and the labor market. In Fund management’s view, whether or not the Fed remains anchored to 2% inflation is expected to drive the path of interest rates going forward – and policy makers will be keeping a close eye on macro indicators to drive their decisions. Wellington Management continues to seek to take advantage of the current market volatility by investing in well-managed companies displaying fundamental momentum and attractive risk rewards, while being cognizant of the downside risks. In this environment, Fund management is seeking balance by holding a mixture of emerging and re-emerging growth companies.
At the end of 2023, the Fund had its largest overweight allocation to the industrial and consumer discretionary sectors, and its greatest underweight allocations to the information technology, financial, and utilities sectors. As compared to 2022, the most notable shifts in the Fund’s positioning included increasing exposure to consumer discretionary, and decreasing exposure to information technology and health care.

68

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
Fluor Corp.	1.9%
Cabot Corp.	1.7%
AZEK Co., Inc.	1.5%
Viper Energy, Inc.	1.4%
Rush Enterprises, Inc. Class A	1.4%
DoubleVerify Holdings, Inc.	1.3%
Skyline Champion Corp.	1.3%
Sprout Social, Inc. Class A	1.3%
Chord Energy Corp.	1.2%
Zurn Elkay Water Solutions Corp. Class C	1.2%
14.2%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	22.6%
Financial	17.1%
Industrial	16.6%
Technology	13.8%
Consumer, Cyclical	11.2%
Energy	6.5%
Communications	5.8%
Basic Materials	3.2%
Utilities	1.2%
Mutual Funds	0.8%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

69

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/03/1999	16.84%	11.91%	8.80%
Service Class	08/15/2008	16.55%	11.63%	8.53%
Russell 2000 Growth Index*		18.66%	9.22%	7.16%
Russell 2000 Index		16.93%	9.97%	7.16%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

70

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 16.14%, outperforming the 14.65% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund underperformed the 16.93% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the best-performing sectors in the benchmark were the consumer discretionary and industrial sectors; consequently, the Fund’s overweight position in both market segments (relative to the benchmark) proved beneficial. The benchmark’s worst-performing sectors were utilities and health care – two market segments where the Fund was underweight (which also added to relative returns).
Favorable stock selection in the industrial sector and an overweight allocation to the information technology sector were the primary drivers of the Fund’s performance for the year. With respect to specific Fund holdings, in the industrial sector, Beacon Roofing Supply was the top contributor, followed by the Brinks Co. (a leading global provider of cash and valuables management, digital retail solutions, and ATM managed services), which is not a benchmark constituent. In the information technology sector, shares of Coherent also performed well. A leader in engineered materials and components, the company reported strong demand throughout the year for data communication products, and a joint venture during the period highlighted the company’s opportunities in electric vehicles. Underweight positioning in the utilities and health care sectors also added to the Fund’s relative performance.
On the downside, stock selection decisions in three sectors detracted from the Fund’s performance. In energy, shares of Enviva, which is not in the benchmark, detracted the most. Higher input costs and demand volatility caused this producer of biomass feedstock to suffer a shortfall in earnings that caused it to eliminate its dividend. In the financial sector, Old National Bancorp detracted most, followed by Independent Bank Group and PacWest Bancorp. These Fund holdings underperformed along with other banks, as investors grew concerned during the period about banks’ liquidity profiles and their ability to fund withdrawals. In the real estate sector, Fund holdings broadly underperformed due to a sharp rise in interest rates during the period.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During 2023, the Fund bought foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities. There was no material effect on performance from the use of these derivatives.

71

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
The Fund generally seeks to invest in companies where American Century believes the valuation does not reflect the quality and normal earnings power of the company. American Century’s process is based on individual security selection, but broad themes have emerged. As of December 31, 2023, the Fund’s largest overweight was in the financial sector. The Fund maintained its significant overweight in banks and financial services companies (i.e., payment processors), while holding an underweight in mortgage real estate investment trusts (REITs) and consumer finance. After facing significant challenges earlier in the year, regional banks rallied materially in the fourth quarter of 2023 in response to a pause in the Federal Reserve’s interest rate hike program and subsequent decline in market interest rates. Despite this rally, Fund management remains positively predisposed to higher-quality banks, with many of the Fund’s holdings still trading meaningfully below historical multiples. As of December 31, 2023, the Fund’s largest underweight was in the health care sector, where Fund management believes that valuations have not been presenting attractive risk/reward opportunities. A significant portion of the Fund’s underweight was driven by the Fund’s lack of exposure to the biotechnology, pharmaceuticals, and life sciences tools industries – all of which offer few of the characteristics that Fund management looks for (i.e., strong cash flow, high returns, and attractive valuations).

72

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/23
Graphic Packaging Holding Co.	2.5%
Old National Bancorp	2.4%
EVERTEC, Inc.	2.3%
Tapestry, Inc.	2.2%
FNB Corp.	2.2%
Brunswick Corp.	2.2%
Timken Co.	2.1%
Skyline Champion Corp.	2.0%
SouthState Corp.	2.0%
Coherent Corp.	1.9%
21.8%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/23
Financial	31.6%
Consumer, Cyclical	18.4%
Industrial	16.8%
Consumer, Non-cyclical	15.0%
Energy	6.7%
Technology	5.6%
Communications	2.5%
Basic Materials	1.5%
Utilities	1.5%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

73

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	02/27/2009	16.14%	11.22%	7.62%
Service Class I	02/27/2009	15.92%	10.94%	7.35%
Russell 2000 Value Index*		14.65%	10.00%	6.76%
Russell 2000 Index		16.93%	9.97%	7.16%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

74

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?
The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class Shares returned 17.12%, outperforming the 15.98% return of the Russell 2500TM Value Index (the “benchmark), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, both sector and security selection contributed to the Fund’s relative performance. An overweight allocation, relative to the benchmark, to the industrial sector contributed, while an overweight allocation to the financial sector detracted. Security selection within the financial sector also helped to drive performance, while stock selection in the health care sector detracted.
With respect to specific Fund holdings, Vertiv, which specializes in equipment used in data center construction, outperformed after it reported first-quarter and second-quarter 2023 results that were ahead of company guidance after prior supply chain shortages began to resolve themselves. Additionally, investors have continued to forecast a benefit to Vertiv from significant increases in technology spending related to artificial intelligence. Canada-based uranium producer Cameco contributed to results. Uranium prices climbed during the period amid the global transition to low-carbon energy sources, helping to lift Cameco’s third-quarter earnings, which beat analyst expectations.
With respect to the Fund holdings that detracted from performance, shares of Pediatrix Medical Group – which partners with hospitals, health systems, and health care facilities to offer clinical services to women and children – declined, after the company reported third-quarter results that included disappointing revenues and profitability. A combination of fewer newborns requiring neonatal care, shortened stays in Pediatrix units, and higher labor expenses pressured the company’s results. Infrastructure and construction company MasTec detracted after reporting delays in contract signings, driven in part by customers pausing related to federal stimulus spending. As of the end of the period, long-term federal support remains intact, but, in Fund management’s experience, the funding process can cause delays in positive impacts on financial results.
Subadviser outlook
AllianceBernstein notes that, after a volatile start to 2023, data emerged in the second quarter that supported the soft-/no-landing case for the economy. Investor concerns over a slowdown drove underperformance for small-cap and value stocks relative to large-cap growth companies. A rally in December 2023 began to reverse some of this underperformance, but was more of a benefit to lower-quality companies, leaving the valuation discount for high-quality small-cap and value stocks versus growth peers at historically attractive levels as of the end of the period.
Fund management believes these companies potentially provide a compelling opportunity. One set of these companies is businesses that will benefit from a massive increase in infrastructure spending needed to facilitate both onshoring and energy security and transition. Others include those with strong business models and balance sheets that are capable of navigating this volatile economic climate. Consequently, as of December 31, 2023, the Fund’s portfolio had an overweight allocation to these types of companies.

75

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/23
PVH Corp.	1.8%
Builders FirstSource, Inc.	1.7%
Jones Lang LaSalle, Inc.	1.6%
MasTec, Inc.	1.6%
Dycom Industries, Inc.	1.6%
Bath & Body Works, Inc.	1.6%
First Citizens BancShares, Inc. Class A	1.5%
Cboe Global Markets, Inc.	1.5%
Comerica, Inc.	1.5%
Herc Holdings, Inc.	1.5%
15.9%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/23
Financial	25.2%
Industrial	21.2%
Consumer, Cyclical	16.6%
Consumer, Non-cyclical	14.6%
Technology	8.1%
Communications	4.4%
Basic Materials	3.4%
Energy	3.0%
Utilities	2.9%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

76

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	17.12%	11.06%	7.75%
Service Class	08/15/2008	16.89%	10.79%	7.48%
Russell 2500 Value Index		15.98%	10.79%	7.42%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

77

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Sustainable Equity Fund, and who is the Fund’s subadviser?
The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser currently considers sustainable securities to be those to which the subadviser’s proprietary model assigns an ESG score that is in the top three quartiles of the environmental, social, and governance (“ESG”) scores the model assigns to all of the securities in the Fund’s benchmark, the S&P 500® Index. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 24.51%, underperforming the 26.29% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, stock selection in the consumer discretionary sector hampered the Fund’s relative performance. An underweight position, relative to the benchmark, in electric vehicle manufacturer Tesla detracted. Tesla outperformed for the year due to agreements to share charging stations with other electric vehicle makers and on anticipation of strong sales. The Fund’s largest detractor from performance was utility NextEra Energy, a Fund holding that underperformed on rising interest rates during the period. The stock then sold off in the third quarter on the news that an affiliated yield company cut its dividend growth expectations due to higher interest rates. This news sparked investor concern that a higher cost of capital would pressure returns and slow its renewable project growth expectations. The Fund’s lack of exposure to Broadcom also detracted, as the semiconductor company delivered solid results and recently detailed strong exposure to artificial intelligence (AI). Although the Fund did not own Broadcom, it does hold other semiconductor stocks affected by AI that were solid contributors – including Advanced Micro Devices, NVIDIA, and Applied Materials. The Fund’s underweight allocation to Facebook’s parent Meta Platforms also detracted, as the stock rallied during the period on the company’s cost-cutting measures and improving advertising spending trends.
Stock selection in the financial sector helped drive performance for the year, primarily from avoiding companies affected by rising interest rates and banks that failed during the period, such as First Republic Bank. Elsewhere, Pfizer was a significant underperformer, given the pharmaceutical company’s ambitious long-term plans that the market appeared to view with skepticism. The Fund’s lack of exposure to Pfizer consequently helped performance. Strong results from Microsoft’s business segment and better expense management drove solid earnings results during the year. This Fund holding was also well positioned in AI during the period, having taken an ownership stake in OpenAI (ChatGPT’s parent), which was doing model training on Microsoft’s cloud computing platform, Azure.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives had no material impact on performance during the reporting period.
Subadviser outlook
American Century’s investment process uses fundamental analysis aimed at identifying growing, large-cap companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, Fund management seeks to identify companies with the strongest fundamental growth and ESG characteristics in each sector. Fund management believes that well-run businesses in strong positions with respect to their competition and sustainability practices are best able to navigate current conditions. At the end of the period, variations in sector weighting relative to the benchmark were 1% or less. The Fund’s largest overweight positions were in the financial and health care sectors; its largest underweight allocation was to the utilities sector.

78

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Sustainable Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
Microsoft Corp.	8.7%
Apple, Inc.	5.2%
Alphabet, Inc. Class A	4.4%
NVIDIA Corp.	3.1%
Amazon.com, Inc.	3.1%
UnitedHealth Group, Inc.	1.9%
Meta Platforms, Inc. Class A	1.8%
Prologis, Inc.	1.8%
Visa, Inc. Class A	1.8%
Home Depot, Inc.	1.7%
33.5%

MML Sustainable Equity Fund Sector Table (% of Net Assets) on 12/31/23
Technology	26.4%
Consumer, Non-cyclical	18.9%
Financial	14.8%
Communications	13.8%
Consumer, Cyclical	9.6%
Industrial	9.1%
Energy	3.8%
Basic Materials	2.0%
Utilities	1.3%
Mutual Funds	0.1%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

79

MML Sustainable Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	24.51%	14.72%	10.97%
Service Class	08/15/2008	24.20%	14.44%	10.69%
S&P 500 Index		26.29%	15.69%	12.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

80

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 5.45%, underperforming the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the allocation impact from corporate credit was muted, although the Fund entered the period overweight versus the benchmark and benefited early in the year as yield premiums fell. The continued rally in corporate credit throughout the year prompted disciplined trimming of the Fund’s position, moving to an underweight early in the third quarter of 2023 that was reduced further into year end. This underweight was a drag on relative performance in the latter half of the year, though favorable issue selection more than offset the negative impact. In particular, an emphasis on senior positions in large, well-capitalized banking names benefited returns, as these issues outperformed during the banking crisis in March, with further benefit stemming from opportunistic relative value trading in bank names that experienced outsized volatility during the episode, including Credit Suisse.
Relative performance benefited from the Fund’s duration position, which remained longer than the benchmark throughout 2023 after moving to an overweight position in 2022. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Despite a drag from this increased overweight in the third quarter as Treasury yields across the curve touched 5%, the rally in the final quarter of the year significantly contributed to returns and boosted relative performance. Meanwhile, the broad-based rally to close the year also rewarded the Fund’s residential MBS position, which to that point had been a headwind, given that agency MBS traded at historically inexpensive levels for the first 10 months of the year. Away from agency-backed collateral, the Fund’s non-agency MBS holdings performed well over the year, given improved investor optimism regarding the future trajectory of home prices and increased investor demand in the space, which served as a further tailwind, given limited new supply amid a high interest rate and low housing activity environment. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Elsewhere in securitized, the Fund’s collateralized loan obligation (CLO) position was a positive, as the CLOs’ floating-rate nature mitigated the impact of rising rates throughout the year, while falling yield premiums helped propel the sector to outperformance relative to duration-matched Treasuries.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund uses derivatives to manage duration and curve positioning. During 2023, there was minimal impact on the Fund’s performance due to this approach.
Subadviser outlook
Fund management notes that, while the headline narrative is one of a still-resilient economy, in Fund management’s view, there are nascent signs of weakness in the U.S., which they believe could be the first stage of an economic hard landing. In their view, the cumulative effect of 5.25% of Federal Reserve (the “Fed”) hikes starting in Q1 2022, which went on well past the initial point of yield curve inversion, could have meaningful consequences for the U.S. economy and lead to a recession within the first half of 2024. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) As of the end of the period, signs

81

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

of stress are already apparent in lower-income cohorts, where indicators such as credit card usage, loss rates on unsecured consumer loans, GNMA delinquencies, and subprime auto loan delinquencies signal caution. Fund management’s expectations are for financial stress to move up the income spectrum as the economy continues to slow, with a weakening labor market providing additional challenges to consumers. Fund management believes that, despite this, the Fed wants to keep rates as high as they can for as long as they can to ensure that the inflation beast has been well and truly tamed, which, in Fund management’s view, implies a later start to the easing cycle. However, once the easing cycle starts, MetWest believes it is likely to go faster than both the Fed and markets currently project, as the Fed may have to ease aggressively to help mitigate the impact of a recession. Until then, Fund management believes that patience remains paramount, with the Fund constructed on a foundation of bottom-up issue selection, a strong valuation framework, and a disciplined allocation of capital to help navigate the waters of a recessionary environment and accompanying opportunities.

82

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
U.S. Government Agency Obligations and Instrumentalities*	37.1%
U.S. Treasury Obligations	32.3%
Corporate Debt	22.2%
Non-U.S. Government Agency Obligations	16.7%
Bank Loans	1.7%
Municipal Obligations	0.8%
Sovereign Debt Obligations	0.7%
Common Stock	0.1%
Total Long-Term Investments	111.6%
Short-Term Investments and Other Assets and Liabilities	(11.6)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

83

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	08/10/2010	5.45%	1.04%	1.55%
Service Class I	05/01/2012	5.20%	0.79%	1.29%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

84

MML Conservative Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.5%
MML Blue Chip Growth Fund, Initial Class (a)	784,024	$12,544,385
MML Equity Income Fund, Initial Class (a)	1,131,221	11,187,777
MML Focused Equity Fund, Class II (a)	1,893,513	13,557,552
MML Foreign Fund, Initial Class (a)	525,774	5,010,624
MML Fundamental Equity Fund, Class II (a)	715,258	7,288,475
MML Fundamental Value Fund, Class II (a)	784,026	9,455,348
MML Global Fund, Class I (a)	1,317,195	5,598,082
MML Income & Growth Fund, Initial Class (a)	449,593	4,522,905
MML International Equity Fund, Class II (a)	1,441,264	14,801,776
MML Large Cap Growth Fund, Initial Class (a)	612,460	8,513,191
MML Mid Cap Growth Fund, Initial Class (a)	646,235	6,966,416
MML Mid Cap Value Fund, Initial Class (a)	739,011	5,838,183
MML Small Cap Growth Equity Fund, Initial Class (a)	33,068	325,430
MML Small Company Value Fund, Class II (a)	365,294	3,112,303
MML Small/Mid Cap Value Fund, Initial Class (a)	174,579	1,565,970
MML Strategic Emerging Markets Fund, Class II (a)	448,870	2,392,474
		112,680,891
Fixed Income Funds — 59.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	1,333,250	5,719,641
MML Dynamic Bond Fund, Class II (a)	3,920,909	33,680,606
MML High Yield Fund, Class II (a)	91,482	787,657
MML Inflation-Protected and Income Fund, Initial Class (a)	714,822	6,233,245
MML Managed Bond Fund, Initial Class (a)	4,886,077	53,037,339
MML Short-Duration Bond Fund, Class II (a)	1,580,222	14,079,777

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	5,301,876	$47,875,935
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	521,250	4,143,937
		165,558,137
TOTAL MUTUAL FUNDS
(Cost $305,033,065)		278,239,028
TOTAL LONG-TERM INVESTMENTS
(Cost $305,033,065)		278,239,028
TOTAL INVESTMENTS — 100.1%
(Cost $305,033,065) (c)		278,239,028
Other Assets/(Liabilities) — (0.1)%		(249,856)
NET ASSETS — 100.0%		$277,989,172

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
85

MML Balanced Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 50.5%
MML Blue Chip Growth Fund, Initial Class (a)	1,042,263	$16,676,204
MML Equity Income Fund, Initial Class (a)	1,498,355	14,818,732
MML Focused Equity Fund, Class II (a)	3,980,201	28,498,238
MML Foreign Fund, Initial Class (a)	779,473	7,428,379
MML Fundamental Equity Fund, Class II (a)	1,069,622	10,899,445
MML Fundamental Value Fund, Class II (a)	969,380	11,690,726
MML Global Fund, Class I (a)	2,027,524	8,616,977
MML Income & Growth Fund, Initial Class (a)	689,501	6,936,378
MML International Equity Fund, Class II (a)	2,117,332	21,745,001
MML Large Cap Growth Fund, Initial Class (a)	872,424	12,126,697
MML Mid Cap Growth Fund, Initial Class (a)	800,152	8,625,643
MML Mid Cap Value Fund, Initial Class (a)	1,104,509	8,725,625
MML Small Cap Growth Equity Fund, Initial Class (a)	62,110	611,244
MML Small Company Value Fund, Class II (a)	427,330	3,640,851
MML Small/Mid Cap Value Fund, Initial Class (a)	240,045	2,153,204
MML Strategic Emerging Markets Fund, Class II (a)	601,765	3,207,408
		166,400,752
Fixed Income Funds — 49.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	1,326,785	5,691,906
MML Dynamic Bond Fund, Class II (a)	3,834,925	32,942,004
MML High Yield Fund, Class II (a)	94,676	815,164
MML Inflation-Protected and Income Fund, Initial Class (a)	857,457	7,477,029
MML Managed Bond Fund, Initial Class (a)	4,834,994	52,482,847
MML Short-Duration Bond Fund, Class II (a)	1,414,122	12,599,823
MML Total Return Bond Fund, Class II (a)	5,213,430	47,077,268

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	535,887	$4,260,298
		163,346,339
TOTAL MUTUAL FUNDS
(Cost $353,372,653)		329,747,091
TOTAL LONG-TERM INVESTMENTS
(Cost $353,372,653)		329,747,091
TOTAL INVESTMENTS — 100.1%
(Cost $353,372,653) (c)		329,747,091
Other Assets/(Liabilities) — (0.1)%		(301,997)
NET ASSETS — 100.0%		$329,445,094

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
86

MML Moderate Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.5%
MML Blue Chip Growth Fund, Initial Class (a)	4,375,838	$70,013,409
MML Equity Income Fund, Initial Class (a)	5,860,696	57,962,286
MML Focused Equity Fund, Class II (a)	14,486,321	103,722,056
MML Foreign Fund, Initial Class (a)	3,236,501	30,843,855
MML Fundamental Equity Fund, Class II (a)	4,486,910	45,721,608
MML Fundamental Value Fund, Class II (a)	4,936,576	59,535,107
MML Global Fund, Class I (a)	8,111,390	34,473,407
MML Income & Growth Fund, Initial Class (a)	2,693,302	27,094,615
MML International Equity Fund, Class II (a)	9,125,814	93,722,107
MML Large Cap Growth Fund, Initial Class (a)	4,083,579	56,761,752
MML Mid Cap Growth Fund, Initial Class (a)	3,884,500	41,874,908
MML Mid Cap Value Fund, Initial Class (a)	3,983,091	31,466,421
MML Small Cap Growth Equity Fund, Initial Class (a)	993,651	9,778,820
MML Small Company Value Fund, Class II (a)	2,145,291	18,277,883
MML Small/Mid Cap Value Fund, Initial Class (a)	1,181,413	10,597,275
MML Strategic Emerging Markets Fund, Class II (a)	2,584,031	13,772,886
		705,618,395
Fixed Income Funds — 39.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	3,725,384	15,981,895
MML Dynamic Bond Fund, Class II (a)	10,883,199	93,486,675
MML High Yield Fund, Class II (a)	352,374	3,033,941
MML Inflation-Protected and Income Fund, Initial Class (a)	2,046,700	17,847,228
MML Managed Bond Fund, Initial Class (a)	13,516,746	146,721,435
MML Short-Duration Bond Fund, Class II (a)	4,272,786	38,070,526
MML Total Return Bond Fund, Class II (a)	14,787,991	133,535,557

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	1,720,674	$13,679,357
		462,356,614
TOTAL MUTUAL FUNDS
(Cost $1,251,676,617)		1,167,975,009
TOTAL LONG-TERM INVESTMENTS
(Cost $1,251,676,617)		1,167,975,009
TOTAL INVESTMENTS — 100.1%
(Cost $1,251,676,617) (c)		1,167,975,009
Other Assets/ (Liabilities) — (0.1)%		(963,181)
NET ASSETS — 100.0%		$1,167,011,828

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
87

MML Growth Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 75.4%
MML Blue Chip Growth Fund, Initial Class (a)	4,704,989	$75,279,821
MML Equity Income Fund, Initial Class (a)	5,749,324	56,860,816
MML Focused Equity Fund, Class II (a)	14,496,527	103,795,132
MML Foreign Fund, Initial Class (a)	3,293,073	31,382,989
MML Fundamental Equity Fund, Class II (a)	4,584,793	46,719,044
MML Fundamental Value Fund, Class II (a)	4,408,393	53,165,217
MML Global Fund, Class I (a)	8,127,874	34,543,465
MML Income & Growth Fund, Initial Class (a)	3,762,307	37,848,807
MML International Equity Fund, Class II (a)	9,141,035	93,878,434
MML Large Cap Growth Fund, Initial Class (a)	4,137,985	57,517,989
MML Mid Cap Growth Fund, Initial Class (a)	3,683,611	39,709,326
MML Mid Cap Value Fund, Initial Class (a)	4,075,263	32,194,581
MML Small Cap Growth Equity Fund, Initial Class (a)	830,204	8,170,289
MML Small Company Value Fund, Class II (a)	2,507,776	21,366,251
MML Small/Mid Cap Value Fund, Initial Class (a)	1,043,067	9,356,311
MML Strategic Emerging Markets Fund, Class II (a)	2,685,842	14,315,539
		716,104,011
Fixed Income Funds — 24.7%
Invesco V.I. Global Strategic Income Fund, Series I (b)	1,916,204	8,220,515
MML Dynamic Bond Fund, Class II (a)	5,299,618	45,523,716
MML High Yield Fund, Class II (a)	345,620	2,975,791
MML Inflation-Protected and Income Fund, Initial Class (a)	1,470,558	12,823,262
MML Managed Bond Fund, Initial Class (a)	6,633,973	72,010,382
MML Short-Duration Bond Fund, Class II (a)	2,410,296	21,475,733
MML Total Return Bond Fund, Class II (a)	6,959,358	62,843,002

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	1,068,091	$8,491,326
		234,363,727
TOTAL MUTUAL FUNDS
(Cost $1,005,600,465)		950,467,738
TOTAL LONG-TERM INVESTMENTS
(Cost $1,005,600,465)		950,467,738
TOTAL INVESTMENTS — 100.1%
(Cost $1,005,600,465) (c)		950,467,738
Other Assets/(Liabilities) — (0.1)%		(665,592)
NET ASSETS — 100.0%		$949,802,146

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
88

MML Aggressive Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.5%
MML Blue Chip Growth Fund, Initial Class (a)	818,776	$13,100,412
MML Equity Income Fund, Initial Class (a)	913,526	9,034,770
MML Focused Equity Fund, Class II (a)	2,347,778	16,810,094
MML Foreign Fund, Initial Class (a)	531,558	5,065,746
MML Fundamental Equity Fund, Class II (a)	744,656	7,588,039
MML Fundamental Value Fund, Class II (a)	713,363	8,603,161
MML Global Fund, Class I (a)	1,265,292	5,377,491
MML Income & Growth Fund, Initial Class (a)	454,862	4,575,909
MML International Equity Fund, Class II (a)	1,478,243	15,181,552
MML Large Cap Growth Fund, Initial Class (a)	731,116	10,162,517
MML Mid Cap Growth Fund, Initial Class (a)	708,012	7,632,373
MML Mid Cap Value Fund, Initial Class (a)	660,632	5,218,996
MML Small Cap Growth Equity Fund, Initial Class (a)	163,259	1,606,685
MML Small Company Value Fund, Class II (a)	365,815	3,116,747
MML Small/Mid Cap Value Fund, Initial Class (a)	156,523	1,404,011
MML Strategic Emerging Markets Fund, Class II (a)	442,521	2,358,639
		116,837,142
Fixed Income Funds — 9.6%
Invesco V.I. Global Strategic Income Fund, Series I (b)	239,900	1,029,171
MML Dynamic Bond Fund, Class II (a)	256,018	2,199,194
MML High Yield Fund, Class II (a)	19,555	168,366
MML Inflation-Protected and Income Fund, Initial Class (a)	21,235	185,172
MML Managed Bond Fund, Initial Class (a)	341,117	3,702,752
MML Short-Duration Bond Fund, Class II (a)	237,896	2,119,652
MML Total Return Bond Fund, Class II (a)	239,127	2,159,321

	Number of Shares	Value
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio, Institutional Shares	107,521	$854,792
		12,418,420
TOTAL MUTUAL FUNDS
(Cost $137,692,615)		129,255,562
TOTAL LONG-TERM INVESTMENTS
(Cost $137,692,615)		129,255,562
TOTAL INVESTMENTS — 100.1%
(Cost $137,692,615) (c)		129,255,562
Other Assets/(Liabilities) — (0.1)%		(112,078)
NET ASSETS — 100.0%		$129,143,484

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
89

MML American Funds Growth Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Insurance Series Growth Fund, Class 1	2,490,855	$247,690,587
TOTAL MUTUAL FUNDS
(Cost $216,759,247)		247,690,587
TOTAL INVESTMENTS — 100.1%
(Cost $216,759,247) (a)		247,690,587
Other Assets/(Liabilities) — (0.1)%		(283,767)
NET ASSETS — 100.0%		$247,406,820

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
90

MML American Funds Core Allocation Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 65.6%
American Funds Insurance Series® Growth-Income Fund, Class 1	3,065,867	$181,683,274
American Funds Insurance Series® International Fund, Class 1	4,650,980	81,392,157
American Funds Insurance Series® Washington Mutual Investors Fund, Class 1	12,272,076	177,822,379
		440,897,810
Fixed Income Funds — 34.5%
American Funds Insurance Series® The Bond Fund Of America, Class 1	24,304,706	231,866,893
TOTAL MUTUAL FUNDS
(Cost $656,494,885)		672,764,703
TOTAL LONG-TERM INVESTMENTS
(Cost $656,494,885)		672,764,703
TOTAL INVESTMENTS — 100.1%
(Cost $656,494,885) (a)		672,764,703
Other Assets/(Liabilities) — (0.1)%		(802,349)
NET ASSETS — 100.0%		$671,962,354

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
91

MML Blue Chip Growth Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.2%
Common Stock — 99.0%
Basic Materials — 0.9%
Chemicals — 0.9%
Linde PLC	5,158	$2,118,442
Sherwin-Williams Co.	6,880	2,145,872
		4,264,314
Communications — 25.6%
Internet — 24.6%
Alphabet, Inc. Class A (a)	47,212	6,595,044
Alphabet, Inc. Class C (a)	209,416	29,512,997
Amazon.com, Inc. (a)	241,493	36,692,446
Booking Holdings, Inc. (a)	1,199	4,253,117
DoorDash, Inc., Class A (a)	12,349	1,221,193
Meta Platforms, Inc. Class A (a)	63,024	22,307,975
Netflix, Inc. (a)	13,719	6,679,507
Sea Ltd. ADR (a)	19,625	794,813
Shopify, Inc. Class A (a)	38,355	2,987,854
		111,044,946
Telecommunications — 1.0%
T-Mobile US, Inc.	28,727	4,605,800
		115,650,746
Consumer, Cyclical — 6.3%
Apparel — 0.3%
NIKE, Inc. Class B	12,402	1,346,485
Auto Manufacturers — 2.5%
Tesla, Inc. (a)	45,179	11,226,078
Retail — 3.5%
Carvana Co. (a) (b)	23,400	1,238,796
Chipotle Mexican Grill, Inc. (a)	1,881	4,301,772
Dollar General Corp.	21,648	2,943,046
Lululemon Athletica, Inc. (a)	4,604	2,353,979
Ross Stores, Inc.	20,760	2,872,976
TJX Cos., Inc.	22,271	2,089,242
		15,799,811
		28,372,374
Consumer, Non-cyclical — 13.8%
Commercial Services — 1.0%
Adyen NV ADR (a) (b)	77,473	997,853
Ant Group Balance Owed 2023 (Acquired 8/14/23, Cost $280,322) (a) (c) (d) (e)	280,322	274,491
Cintas Corp.	1,438	866,625
S&P Global, Inc.	5,554	2,446,648
		4,585,617

	Number of Shares	Value
Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co.	14,300	$ 1,139,853
Procter & Gamble Co.	7,400	1,084,396
		2,224,249
Food — 0.3%
Mondelez International, Inc. Class A	17,800	1,289,254
Health Care – Products — 4.0%
Align Technology, Inc. (a)	1,074	294,276
Danaher Corp.	12,213	2,825,356
Intuitive Surgical, Inc. (a)	19,887	6,709,078
Stryker Corp.	8,496	2,544,212
Teleflex, Inc.	2,401	598,666
Thermo Fisher Scientific, Inc.	10,013	5,314,800
		18,286,388
Health Care – Services — 4.2%
Elevance Health, Inc.	3,969	1,871,621
Humana, Inc.	6,033	2,761,968
UnitedHealth Group, Inc.	27,674	14,569,531
		19,203,120
Pharmaceuticals — 3.8%
AstraZeneca PLC Sponsored ADR	16,019	1,078,879
Eli Lilly & Co.	22,876	13,334,878
Zoetis, Inc.	13,324	2,629,758
		17,043,515
		62,632,143
Energy — 0.3%
Oil & Gas Services — 0.3%
Schlumberger NV	28,500	1,483,140
Financial — 8.6%
Banks — 0.8%
Goldman Sachs Group, Inc.	3,194	1,232,149
Morgan Stanley	22,794	2,125,541
		3,357,690
Diversified Financial Services — 6.2%
Charles Schwab Corp.	24,671	1,697,365
Mastercard, Inc. Class A	27,571	11,759,307
Visa, Inc. Class A	56,083	14,601,209
		28,057,881
Insurance — 1.6%
Chubb Ltd.	20,627	4,661,702
Marsh & McLennan Cos., Inc.	14,561	2,758,872
		7,420,574
		38,836,145

The accompanying notes are an integral part of the financial statements.
92

MML Blue Chip Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 1.4%
Aerospace & Defense — 0.2%
TransDigm Group, Inc.	1,186	$ 1,199,758
Electronics — 0.2%
TE Connectivity Ltd.	5,983	840,612
Environmental Controls — 0.1%
Veralto Corp.	4,194	344,998
Miscellaneous - Manufacturing — 0.5%
General Electric Co.	18,462	2,356,305
Transportation — 0.4%
Old Dominion Freight Line, Inc.	4,207	1,705,223
		6,446,896
Technology — 41.6%
Computers — 10.3%
Apple, Inc.	236,466	45,526,799
Crowdstrike Holdings, Inc. Class A (a)	3,918	1,000,344
Fortinet, Inc. (a)	5,659	331,221
		46,858,364
Semiconductors — 9.4%
Advanced Micro Devices, Inc. (a)	21,623	3,187,446
ASML Holding NV	6,886	5,212,151
Lam Research Corp.	970	759,762
Monolithic Power Systems, Inc.	4,257	2,685,231
NVIDIA Corp.	57,032	28,243,387
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	14,386	1,496,144
Texas Instruments, Inc.	5,912	1,007,760
		42,591,881
Software — 21.9%
Atlassian Corp. Class A (a)	7,049	1,676,675
Bill Holdings, Inc. (a)	11,557	942,936
Canva, Inc. (Acquired 8/16/21-12/17/21, Cost $582,930) (a) (c) (d) (e)	342	364,798
Confluent, Inc. Class A (a)	22,546	527,576
Datadog, Inc. Class A (a)	7,682	932,441
Fiserv, Inc. (a)	7,763	1,031,237
Gusto, Inc. (Acquired 10/04/21, Cost $193,055) (a) (c) (d) (e)	6,706	103,138
Intuit, Inc.	8,596	5,372,758
Microsoft Corp.	168,035	63,187,881
MongoDB, Inc. (a)	6,329	2,587,612
MSCI, Inc.	942	532,842
Roper Technologies, Inc.	6,158	3,357,157
ServiceNow, Inc. (a)	15,500	10,950,595
Snowflake, Inc. Class A (a)	5,158	1,026,442

	Number of Shares	Value
Synopsys, Inc. (a)	10,623	$ 5,469,889
Veeva Systems, Inc. Class A (a)	5,099	981,660
		99,045,637
		188,495,882
Utilities — 0.5%
Electric — 0.5%
Constellation Energy Corp.	19,184	2,242,417
TOTAL COMMON STOCK (Cost $292,356,969)		448,424,057
Preferred Stock — 0.2%
Technology — 0.2%
Software — 0.2%
Canva, Inc., Series A (Acquired 11/04/21-12/17/21, Cost $37,502) (a) (c) (d) (e)	22	23,467
Canva, Inc., Series A-3 (Acquired 12/17/21, Cost $3,408) (a) (c) (d) (e)	2	2,133
Databricks, Inc., Series G (Acquired 2/01/21, Cost $172,224) (a) (c) (d) (e)	2,913	214,106
Databricks, Inc., Series H (Acquired 8/31/21, Cost $542,974) (a) (c) (d) (e)	7,389	543,092
Gusto, Inc., Series E (Acquired 7/13/21, Cost $254,865) (a) (c) (d) (e)	8,385	128,961
		911,759
TOTAL PREFERRED STOCK (Cost $1,010,973)		911,759
TOTAL EQUITIES (Cost $293,367,942)		449,335,816

	Principal Amount
Bonds & Notes — 0.2%
Corporate Debt — 0.2%
Retail — 0.2%
Carvana Co. 12.000% 12/01/28 (f)	$217,000	184,167
13.000% 6/01/30 (f)	326,000	274,193

The accompanying notes are an integral part of the financial statements.
93

MML Blue Chip Growth Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
14.000% 6/01/31 (f)	$385,000	$328,854
		787,214
TOTAL CORPORATE DEBT (Cost $1,027,572)		787,214
TOTAL BONDS & NOTES (Cost $1,027,572)		787,214
TOTAL LONG-TERM INVESTMENTS (Cost $294,395,514)		450,123,030
	Number of Shares
Short-Term Investments — 0.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	107	107
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (g)	$762,854	762,854
TOTAL SHORT-TERM INVESTMENTS
(Cost $762,961)		762,961
TOTAL INVESTMENTS — 99.6%
(Cost $295,158,475) (h)		450,885,991
Other Assets/(Liabilities) — 0.4%		1,837,541
NET ASSETS — 100.0%		$452,723,532

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,161,851 or 0.48% of net assets. The Fund received $2,208,159 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)
Restricted security. Certain securities are restricted to resale. At December 31, 2023, these securities amounted to a value of $1,654,186 or 0.37% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)
This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2023, these securities amounted to a value of $1,654,186 or 0.37% of net assets.

(f)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $787,214 or 0.17% of net assets.

(g)
Maturity value of $762,989. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $778,181.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
94

MML Equity Income Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.4%
Common Stock — 98.6%
Basic Materials — 3.2%
Chemicals — 2.1%
CF Industries Holdings, Inc.	79,412	$6,313,254
International Flavors & Fragrances, Inc.	9,692	784,761
		7,098,015
Forest Products & Paper — 1.1%
International Paper Co.	109,084	3,943,387
		11,041,402
Communications — 4.9%
Internet — 0.2%
Meta Platforms, Inc. Class A (a)	1,689	597,838
Media — 3.7%
Comcast Corp. Class A	27,256	1,195,176
News Corp. Class A	295,504	7,254,623
News Corp. Class B	27,147	698,221
Walt Disney Co.	43,711	3,946,666
		13,094,686
Telecommunications — 1.0%
AT&T, Inc.	29,946	502,494
Cisco Systems, Inc.	12,794	646,353
Verizon Communications, Inc.	60,733	2,289,634
		3,438,481
		17,131,005
Consumer, Cyclical — 5.8%
Airlines — 0.9%
Southwest Airlines Co.	104,921	3,030,118
Auto Manufacturers — 1.0%
Cummins, Inc.	4,500	1,078,065
Volkswagen AG ADR	184,237	2,260,588
		3,338,653
Lodging — 1.0%
Las Vegas Sands Corp.	70,518	3,470,191
Retail — 2.4%
Best Buy Co., Inc.	16,000	1,252,480
Dollar General Corp.	5,900	802,105
Kohl's Corp.	59,827	1,715,839
TJX Cos., Inc.	11,347	1,064,462
Walmart, Inc.	23,539	3,710,923
		8,545,809
Toys, Games & Hobbies — 0.5%
Mattel, Inc. (a)	94,748	1,788,842
		20,173,613

	Number of Shares	Value
Consumer, Non-cyclical — 22.6%
Agriculture — 1.7%
Philip Morris International, Inc.	62,213	$5,852,999
Beverages — 0.3%
Constellation Brands, Inc. Class A	3,919	947,418
Biotechnology — 0.4%
Biogen, Inc. (a)	4,900	1,267,973
Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	29,300	2,335,503
Kenvue, Inc.	157,461	3,390,135
		5,725,638
Food — 2.2%
Conagra Brands, Inc.	145,981	4,183,816
Mondelez International, Inc. Class A	6,600	478,038
Tyson Foods, Inc. Class A	56,080	3,014,300
		7,676,154
Health Care – Products — 2.7%
GE HealthCare Technologies, Inc. (a)	22,964	1,775,576
Medtronic PLC	35,870	2,954,971
Zimmer Biomet Holdings, Inc.	39,231	4,774,413
		9,504,960
Health Care – Services — 2.6%
Centene Corp. (a)	10,044	745,365
Elevance Health, Inc.	17,184	8,103,287
Humana, Inc.	800	366,248
		9,214,900
Household Products & Wares — 1.0%
Kimberly-Clark Corp.	28,986	3,522,089
Pharmaceuticals — 10.1%
AbbVie, Inc.	15,591	2,416,137
AstraZeneca PLC Sponsored ADR	33,161	2,233,393
Becton Dickinson & Co.	25,837	6,299,836
Cardinal Health, Inc.	5,318	536,055
Cigna Group	12,798	3,832,361
CVS Health Corp.	53,243	4,204,067
Johnson & Johnson	25,291	3,964,111
Merck & Co., Inc.	28,766	3,136,069
Pfizer, Inc.	123,859	3,565,901
Sanofi SA	21,738	2,155,136
Sanofi SA ADR	6,897	342,988
Viatris, Inc.	231,600	2,508,228
		35,194,282
		78,906,413

The accompanying notes are an integral part of the financial statements.
95

MML Equity Income Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 8.5%
Oil & Gas — 7.2%
Chevron Corp.	4,586	$684,048
ConocoPhillips	6,200	719,634
EOG Resources, Inc.	23,680	2,864,096
EQT Corp.	35,000	1,353,100
Exxon Mobil Corp.	47,311	4,730,154
Hess Corp.	20,406	2,941,729
Suncor Energy, Inc.	50,700	1,624,428
TotalEnergies SE	127,421	8,655,512
TotalEnergies SE Sponsored ADR (b)	24,300	1,637,334
		25,210,035
Pipelines — 1.3%
Enbridge, Inc.	55,979	2,016,364
TC Energy Corp. (b)	37,128	1,451,333
Williams Cos., Inc.	29,600	1,030,968
		4,498,665
		29,708,700
Financial — 25.9%
Banks — 9.8%
Bank of America Corp.	53,639	1,806,025
Bank of New York Mellon Corp.	13,000	676,650
Citigroup, Inc.	35,840	1,843,610
Fifth Third Bancorp	133,797	4,614,658
Goldman Sachs Group, Inc.	2,856	1,101,759
Huntington Bancshares, Inc.	279,940	3,560,837
JP Morgan Chase & Co.	23,068	3,923,867
Morgan Stanley	16,429	1,532,004
US Bancorp	108,420	4,692,418
Wells Fargo & Co.	211,765	10,423,073
		34,174,901
Diversified Financial Services — 1.8%
Apollo Global Management, Inc.	10,100	941,219
Charles Schwab Corp.	81,468	5,604,998
		6,546,217
Insurance — 10.0%
American International Group, Inc.	131,441	8,905,128
Chubb Ltd.	33,919	7,665,694
Equitable Holdings, Inc.	176,568	5,879,715
Hartford Financial Services Group, Inc.	45,169	3,630,684
Loews Corp.	51,963	3,616,105
MetLife, Inc.	79,170	5,235,512
		34,932,838
Private Equity — 0.1%
Carlyle Group, Inc.	6,349	258,341

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 4.2%
Equity Residential	79,808	$ 4,881,057
Rayonier, Inc.	90,501	3,023,638
Vornado Realty Trust	5,843	165,065
Welltower, Inc.	6,948	626,501
Weyerhaeuser Co.	172,940	6,013,124
		14,709,385
		90,621,682
Industrial — 12.2%
Aerospace & Defense — 3.6%
Boeing Co. (a)	23,351	6,086,672
L3 Harris Technologies, Inc.	30,441	6,411,483
		12,498,155
Electronics — 0.6%
Honeywell International, Inc.	2,500	524,275
TE Connectivity Ltd.	12,663	1,779,152
		2,303,427
Environmental Controls — 0.5%
Stericycle, Inc. (a)	34,263	1,698,074
Hand & Machine Tools — 1.3%
Stanley Black & Decker, Inc.	46,000	4,512,600
Machinery – Diversified — 0.1%
Flowserve Corp.	8,373	345,135
Miscellaneous - Manufacturing — 3.9%
3M Co.	7,387	807,547
General Electric Co.	64,122	8,183,891
Siemens AG Sponsored ADR	49,059	4,588,979
		13,580,417
Transportation — 2.2%
Norfolk Southern Corp.	10,900	2,576,542
Union Pacific Corp.	6,969	1,711,726
United Parcel Service, Inc. Class B	22,076	3,471,009
		7,759,277
		42,697,085
Technology — 9.3%
Computers — 0.6%
Accenture PLC Class A	5,459	1,915,618
Semiconductors — 5.9%
Advanced Micro Devices, Inc. (a)	1,600	235,856
Applied Materials, Inc.	25,185	4,081,733
Intel Corp.	6,700	336,675
QUALCOMM, Inc.	69,790	10,093,728
Samsung Electronics Co. Ltd.	48,161	2,929,148
Texas Instruments, Inc.	18,060	3,078,507
		20,755,647

The accompanying notes are an integral part of the financial statements.
96

MML Equity Income Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 2.8%
Fiserv, Inc. (a)	29,792	$3,957,569
Microsoft Corp.	15,510	5,832,380
		9,789,949
		32,461,214
Utilities — 6.2%
Electric — 6.0%
Ameren Corp.	18,296	1,323,533
Dominion Energy, Inc.	101,149	4,754,003
NextEra Energy, Inc.	39,787	2,416,662
PG&E Corp.	31,053	559,886
Sempra	36,979	2,763,441
Southern Co.	130,827	9,173,589
		20,991,114
Gas — 0.2%
NiSource, Inc.	24,224	643,147
		21,634,261
TOTAL COMMON STOCK (Cost $269,605,944)		344,375,375
Preferred Stock — 0.8%
Consumer, Cyclical — 0.6%
Auto Manufacturers — 0.6%
Dr Ing hc F Porsche AG 1.262% (c)	24,426	2,154,034
Utilities — 0.2%
Electric — 0.2%
NextEra Energy, Inc. Convertible 6.926% (b)	15,955	608,205
TOTAL PREFERRED STOCK (Cost $3,101,637)		2,762,239
TOTAL EQUITIES (Cost $272,707,581)		347,137,614
TOTAL LONG-TERM INVESTMENTS (Cost $272,707,581)		347,137,614
Short-Term Investments — 0.9%
Investment of Cash Collateral from Securities Loaned — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	2,228,095	2,228,095

	Number of Shares	Value
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	106	$106

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	$1,127,824	1,127,824
TOTAL SHORT-TERM INVESTMENTS (Cost $3,356,025)		3,356,025
TOTAL INVESTMENTS — 100.3%
(Cost $276,063,606) (f)		350,493,639
OtherAssets/(Liabilities) — (0.3)%		(1,101,808)
NET ASSETS — 100.0%		$349,391,831

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $3,492,278 or 1.00% of net assets. The Fund received $1,349,242 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $2,154,034 or 0.62% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)
Maturity value of $1,128,025. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,150,464.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
97

MML Equity Index Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.1%
Common Stock — 99.1%
Basic Materials — 2.0%
Chemicals — 1.5%
Air Products & Chemicals, Inc.	3,600	$985,680
Albemarle Corp.	1,899	274,368
Celanese Corp.	1,622	252,010
CF Industries Holdings, Inc.	3,153	250,664
Dow, Inc.	11,368	623,421
DuPont de Nemours, Inc.	6,909	531,509
Eastman Chemical Co.	1,931	173,442
Ecolab, Inc.	4,102	813,632
FMC Corp.	2,027	127,802
International Flavors & Fragrances, Inc.	4,136	334,892
Linde PLC	7,830	3,215,859
LyondellBasell Industries NV Class A	4,114	391,159
Mosaic Co.	5,384	192,370
PPG Industries, Inc.	3,818	570,982
Sherwin-Williams Co.	3,804	1,186,468
		9,924,258
Forest Products & Paper — 0.0%
International Paper Co.	5,624	203,308
Iron & Steel — 0.2%
Nucor Corp.	3,949	687,284
Steel Dynamics, Inc.	2,518	297,376
		984,660
Mining — 0.3%
Freeport-McMoRan, Inc.	23,228	988,816
Newmont Corp.	18,637	771,385
		1,760,201
		12,872,427
Communications — 14.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc.	6,240	203,674
Omnicom Group, Inc.	3,234	279,773
		483,447
Internet — 11.0%
Airbnb, Inc. Class A (a)	6,999	952,844
Alphabet, Inc. Class A (a)	95,627	13,358,136
Alphabet, Inc. Class C (a)	80,478	11,341,765
Amazon.com, Inc. (a)	146,953	22,328,039
Booking Holdings, Inc. (a)	563	1,997,085
CDW Corp.	2,167	492,602
eBay, Inc.	8,313	362,613
Etsy, Inc. (a)	1,994	161,614

	Number of Shares	Value
Expedia Group, Inc. (a)	2,133	$323,768
F5, Inc. (a)	977	174,863
Gen Digital, Inc.	9,198	209,898
Match Group, Inc. (a)	4,497	164,140
Meta Platforms, Inc. Class A (a)	35,866	12,695,129
Netflix, Inc. (a)	7,067	3,440,781
Palo Alto Networks, Inc. (a)	5,011	1,477,644
Uber Technologies, Inc. (a)	33,199	2,044,062
VeriSign, Inc. (a)	1,412	290,816
		71,815,799
Media — 1.1%
Charter Communications, Inc. Class A (a)	1,613	626,941
Comcast Corp. Class A	64,830	2,842,796
FactSet Research Systems, Inc.	621	296,248
Fox Corp. Class A	4,102	121,706
Fox Corp. Class B	2,113	58,424
News Corp. Class A	6,084	149,362
News Corp. Class B	1,944	50,000
Paramount Global Class B	7,763	114,815
Walt Disney Co.	29,621	2,674,480
Warner Bros Discovery, Inc. (a)	35,895	408,485
		7,343,257
Telecommunications — 1.8%
Arista Networks, Inc. (a)	4,049	953,580
AT&T, Inc.	115,563	1,939,147
Cisco Systems, Inc.	65,405	3,304,261
Corning, Inc.	12,407	377,793
Juniper Networks, Inc.	5,214	153,709
Motorola Solutions, Inc.	2,699	845,030
T-Mobile US, Inc.	8,205	1,315,508
Verizon Communications, Inc.	67,962	2,562,167
		11,451,195
		91,093,698
Consumer, Cyclical — 9.0%
Airlines — 0.2%
American Airlines Group, Inc. (a)	10,583	145,410
Delta Air Lines, Inc.	10,422	419,277
Southwest Airlines Co.	9,650	278,692
United Airlines Holdings, Inc. (a)	5,317	219,380
		1,062,759
Apparel — 0.4%
NIKE, Inc. Class B	19,804	2,150,120
Ralph Lauren Corp.	662	95,461
Tapestry, Inc.	3,741	137,706
VF Corp.	5,321	100,035
		2,483,322

The accompanying notes are an integral part of the financial statements.
98

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 2.1%
Cummins, Inc.	2,296	$550,053
Ford Motor Co.	63,725	776,808
General Motors Co.	22,232	798,573
PACCAR, Inc.	8,475	827,584
Tesla, Inc. (a)	44,684	11,103,080
		14,056,098
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	4,573	410,289
BorgWarner, Inc.	3,801	136,266
		546,555
Distribution & Wholesale — 0.4%
Copart, Inc. (a)	14,069	689,381
Fastenal Co.	9,252	599,252
LKQ Corp.	4,326	206,740
Pool Corp.	633	252,383
W.W. Grainger, Inc.	709	587,541
		2,335,297
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	3,476	162,955
Live Nation Entertainment, Inc. (a)	2,327	217,807
		380,762
Home Builders — 0.3%
DR Horton, Inc.	4,837	735,127
Lennar Corp. Class A	4,079	607,934
NVR, Inc. (a)	51	357,023
PulteGroup, Inc.	3,548	366,225
		2,066,309
Home Furnishing — 0.0%
Whirlpool Corp.	882	107,401
Leisure Time — 0.1%
Carnival Corp. (a)	16,286	301,943
Norwegian Cruise Line Holdings Ltd. (a) (b)	6,876	137,795
Royal Caribbean Cruises Ltd. (a)	3,811	493,486
		933,224
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	4,127	751,485
Las Vegas Sands Corp.	5,961	293,341
Marriott International, Inc. Class A	3,973	895,951
MGM Resorts International	4,526	202,222
Wynn Resorts Ltd.	1,560	142,132
		2,285,131
Retail — 5.0%
AutoZone, Inc. (a)	284	734,313
Bath & Body Works, Inc.	3,748	161,764

	Number of Shares	Value
Best Buy Co., Inc.	3,148	$246,425
CarMax, Inc. (a)	2,565	196,838
Chipotle Mexican Grill, Inc. (a)	442	1,010,836
Costco Wholesale Corp.	7,164	4,728,813
Darden Restaurants, Inc.	1,961	322,192
Dollar General Corp.	3,553	483,030
Dollar Tree, Inc. (a)	3,371	478,851
Domino's Pizza, Inc.	573	236,208
Genuine Parts Co.	2,274	314,949
Home Depot, Inc.	16,154	5,598,169
Lowe's Cos., Inc.	9,313	2,072,608
Lululemon Athletica, Inc. (a)	1,868	955,090
McDonald's Corp.	11,712	3,472,725
O'Reilly Automotive, Inc. (a)	953	905,426
Ross Stores, Inc.	5,504	761,699
Starbucks Corp.	18,521	1,778,201
Target Corp.	7,480	1,065,302
TJX Cos., Inc.	18,449	1,730,701
Tractor Supply Co.	1,759	378,238
Ulta Beauty, Inc. (a)	787	385,622
Walgreens Boots Alliance, Inc.	11,610	303,137
Walmart, Inc.	23,077	3,638,089
Yum! Brands, Inc.	4,538	592,935
		32,552,161
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,101	107,277
		58,916,296
Consumer, Non-cyclical — 18.8%
Agriculture — 0.7%
Altria Group, Inc.	28,682	1,157,032
Archer-Daniels-Midland Co.	8,668	626,003
Bunge Global SA	2,316	233,800
Philip Morris International, Inc.	25,101	2,361,502
		4,378,337
Beverages — 1.5%
Brown-Forman Corp. Class B	2,965	169,302
Coca-Cola Co.	62,930	3,708,465
Constellation Brands, Inc. Class A	2,615	632,176
Keurig Dr Pepper, Inc.	16,267	542,016
Molson Coors Beverage Co. Class B	3,044	186,323
Monster Beverage Corp. (a)	12,026	692,818
PepsiCo, Inc.	22,259	3,780,469
		9,711,569
Biotechnology — 1.5%
Amgen, Inc.	8,647	2,490,509
Bio-Rad Laboratories, Inc. Class A (a)	344	111,074
Biogen, Inc. (a)	2,347	607,333

The accompanying notes are an integral part of the financial statements.
99

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Corteva, Inc.	11,528	$552,422
Gilead Sciences, Inc.	20,140	1,631,541
Illumina, Inc. (a)	2,564	357,011
Incyte Corp. (a)	3,002	188,496
Moderna, Inc. (a)	5,316	528,676
Regeneron Pharmaceuticals, Inc. (a)	1,725	1,515,050
Vertex Pharmaceuticals, Inc. (a)	4,177	1,699,580
		9,681,692
Commercial Services — 1.8%
Automatic Data Processing, Inc.	6,662	1,552,046
Cintas Corp.	1,401	844,327
CoStar Group, Inc. (a)	6,625	578,959
Equifax, Inc.	1,989	491,860
FleetCor Technologies, Inc. (a)	1,150	325,001
Gartner, Inc. (a)	1,253	565,241
Global Payments, Inc.	4,204	533,908
MarketAxess Holdings, Inc.	609	178,346
Moody's Corp.	2,559	999,443
PayPal Holdings, Inc. (a)	17,372	1,066,815
Quanta Services, Inc.	2,354	507,993
Robert Half, Inc.	1,747	153,596
Rollins, Inc.	4,542	198,349
S&P Global, Inc.	5,229	2,303,479
United Rentals, Inc.	1,104	633,056
Verisk Analytics, Inc.	2,348	560,843
		11,493,262
Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co.	13,367	1,065,483
Estee Lauder Cos., Inc. Class A	3,760	549,900
Kenvue, Inc.	27,873	600,106
Procter & Gamble Co.	38,116	5,585,519
		7,801,008
Food — 0.9%
Campbell Soup Co.	3,255	140,713
Conagra Brands, Inc.	7,736	221,714
General Mills, Inc.	9,462	616,355
Hershey Co.	2,386	444,846
Hormel Foods Corp.	4,697	150,821
J. M. Smucker Co.	1,716	216,868
Kellanova	4,170	233,145
Kraft Heinz Co.	12,938	478,447
Kroger Co.	10,590	484,069
Lamb Weston Holdings, Inc.	2,358	254,876
McCormick & Co., Inc.	4,068	278,332
Mondelez International, Inc. Class A	21,997	1,593,243
Sysco Corp.	8,206	600,105

	Number of Shares	Value
Tyson Foods, Inc. Class A	4,630	$248,862
		5,962,396
Health Care – Products — 3.4%
Abbott Laboratories	28,055	3,088,014
Agilent Technologies, Inc.	4,699	653,302
Align Technology, Inc. (a)	1,154	316,196
Baxter International, Inc.	8,188	316,548
Bio-Techne Corp.	2,545	196,372
Boston Scientific Corp. (a)	23,676	1,368,710
Cooper Cos., Inc.	800	302,752
Danaher Corp.	10,625	2,457,987
DENTSPLY SIRONA, Inc.	3,428	122,003
Edwards Lifesciences Corp. (a)	9,830	749,538
GE HealthCare Technologies, Inc. (a)	6,341	490,286
Hologic, Inc. (a)	3,991	285,157
IDEXX Laboratories, Inc. (a)	1,345	746,542
Insulet Corp. (a)	1,127	244,536
Intuitive Surgical, Inc. (a)	5,680	1,916,205
Medtronic PLC	21,517	1,772,570
ResMed, Inc.	2,383	409,924
Revvity, Inc.	2,028	221,681
Steris PLC	1,607	353,299
Stryker Corp.	5,463	1,635,950
Teleflex, Inc.	761	189,748
Thermo Fisher Scientific, Inc.	6,241	3,312,660
Waters Corp. (a)	955	314,415
West Pharmaceutical Services, Inc.	1,194	420,431
Zimmer Biomet Holdings, Inc.	3,382	411,589
		22,296,415
Health Care – Services — 2.2%
Catalent, Inc. (a)	2,942	132,184
Centene Corp. (a)	8,587	637,241
Charles River Laboratories International, Inc. (a)	830	196,212
DaVita, Inc. (a)	866	90,722
Elevance Health, Inc.	3,810	1,796,644
HCA Healthcare, Inc.	3,190	863,469
Humana, Inc.	2,004	917,451
IQVIA Holdings, Inc. (a)	2,961	685,116
Laboratory Corp. of America Holdings	1,358	308,660
Molina Healthcare, Inc. (a)	945	341,438
Quest Diagnostics, Inc.	1,811	249,701
UnitedHealth Group, Inc.	14,943	7,867,041
Universal Health Services, Inc. Class B	1,016	154,879
		14,240,758

The accompanying notes are an integral part of the financial statements.
100

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products & Wares — 0.2%
Avery Dennison Corp.	1,308	$264,425
Church & Dwight Co., Inc.	3,962	374,647
Clorox Co.	2,005	285,893
Kimberly-Clark Corp.	5,472	664,903
		1,589,868
Pharmaceuticals — 5.4%
AbbVie, Inc.	28,536	4,422,224
Becton Dickinson & Co.	4,691	1,143,807
Bristol-Myers Squibb Co.	32,825	1,684,251
Cardinal Health, Inc.	3,954	398,563
Cencora, Inc.	2,696	553,704
Cigna Group	4,719	1,413,105
CVS Health Corp.	20,780	1,640,789
Dexcom, Inc. (a)	6,281	779,409
Eli Lilly & Co.	12,893	7,515,588
Henry Schein, Inc. (a)	2,124	160,808
Johnson & Johnson	38,936	6,102,829
McKesson Corp.	2,144	992,629
Merck & Co., Inc.	40,913	4,460,335
Pfizer, Inc.	91,274	2,627,778
Viatris, Inc.	19,380	209,885
Zoetis, Inc.	7,440	1,468,433
		35,574,137
		122,729,442
Energy — 3.9%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	2,222	293,615
First Solar, Inc. (a)	1,727	297,528
		591,143
Oil & Gas — 3.2%
APA Corp.	5,002	179,472
Chevron Corp.	28,353	4,229,134
ConocoPhillips	19,164	2,224,366
Coterra Energy, Inc.	12,283	313,462
Devon Energy Corp.	10,404	471,301
Diamondback Energy, Inc.	2,891	448,336
EOG Resources, Inc.	9,415	1,138,744
EQT Corp.	6,538	252,759
Exxon Mobil Corp.	64,709	6,469,606
Hess Corp.	4,478	645,548
Marathon Oil Corp.	9,275	224,084
Marathon Petroleum Corp.	6,115	907,221
Occidental Petroleum Corp.	10,729	640,629
Phillips 66	7,085	943,297
Pioneer Natural Resources Co.	3,770	847,798
Valero Energy Corp.	5,477	712,010
		20,647,767

	Number of Shares	Value
Oil & Gas Services — 0.3%
Baker Hughes Co.	16,401	$560,586
Halliburton Co.	14,514	524,681
Schlumberger NV	22,980	1,195,879
		2,281,146
Pipelines — 0.3%
Kinder Morgan, Inc.	31,314	552,379
ONEOK, Inc.	9,413	660,981
Targa Resources Corp.	3,617	314,209
Williams Cos., Inc.	19,737	687,439
		2,215,008
		25,735,064
Financial — 14.0%
Banks — 4.0%
Bank of America Corp.	111,175	3,743,262
Bank of New York Mellon Corp.	12,348	642,713
Citigroup, Inc.	30,861	1,587,490
Citizens Financial Group, Inc.	7,619	252,494
Comerica, Inc.	2,122	118,429
Fifth Third Bancorp	11,018	380,011
Goldman Sachs Group, Inc.	5,262	2,029,922
Huntington Bancshares, Inc.	23,406	297,724
JP Morgan Chase & Co.	46,706	7,944,690
KeyCorp.	15,117	217,685
M&T Bank Corp.	2,685	368,060
Morgan Stanley	20,389	1,901,274
Northern Trust Corp.	3,377	284,951
PNC Financial Services Group, Inc.	6,436	996,615
Regions Financial Corp.	15,184	294,266
State Street Corp.	4,946	383,117
Truist Financial Corp.	21,580	796,734
US Bancorp	25,162	1,089,011
Wells Fargo & Co.	58,628	2,885,670
Zions Bancorp NA	2,386	104,674
		26,318,792
Diversified Financial Services — 3.7%
American Express Co.	9,287	1,739,826
Ameriprise Financial, Inc.	1,625	617,224
BlackRock, Inc.	2,268	1,841,162
Capital One Financial Corp.	6,186	811,108
Cboe Global Markets, Inc.	1,709	305,159
Charles Schwab Corp.	24,090	1,657,392
CME Group, Inc.	5,833	1,228,430
Discover Financial Services	4,037	453,759
Franklin Resources, Inc.	4,682	139,477
Intercontinental Exchange, Inc.	9,274	1,191,060
Invesco Ltd.	7,391	131,855
Mastercard, Inc. Class A	13,376	5,704,998

The accompanying notes are an integral part of the financial statements.
101

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Nasdaq, Inc.	5,490	$319,189
Raymond James Financial, Inc.	3,034	338,291
Synchrony Financial	6,747	257,668
T. Rowe Price Group, Inc.	3,641	392,099
Visa, Inc. Class A	25,751	6,704,273
		23,832,970
Insurance — 3.7%
Aflac, Inc.	8,557	705,952
Allstate Corp.	4,258	596,035
American International Group, Inc.	11,297	765,372
Aon PLC Class A	3,226	938,831
Arch Capital Group Ltd. (a)	6,040	448,591
Arthur J Gallagher & Co.	3,474	781,233
Assurant, Inc.	873	147,092
Berkshire Hathaway, Inc. Class B (a)	29,398	10,485,091
Brown & Brown, Inc.	3,810	270,929
Chubb Ltd.	6,579	1,486,854
Cincinnati Financial Corp.	2,544	263,202
Everest Group Ltd.	695	245,738
Globe Life, Inc.	1,406	171,138
Hartford Financial Services Group, Inc.	4,945	397,479
Loews Corp.	2,990	208,074
Marsh & McLennan Cos., Inc.	7,984	1,512,728
MetLife, Inc.	9,999	661,234
Principal Financial Group, Inc.	3,596	282,897
Progressive Corp.	9,465	1,507,585
Prudential Financial, Inc.	5,865	608,259
Travelers Cos., Inc.	3,699	704,623
W. R. Berkley Corp.	3,248	229,699
Willis Towers Watson PLC	1,695	408,834
		23,827,470
Private Equity — 0.2%
Blackstone, Inc.	11,476	1,502,438
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	4,885	454,745
Real Estate Investment Trusts (REITS) — 2.3%
Alexandria Real Estate Equities, Inc.	2,518	319,207
American Tower Corp.	7,554	1,630,758
AvalonBay Communities, Inc.	2,300	430,606
Boston Properties, Inc.	2,313	162,303
Camden Property Trust	1,731	171,871
Crown Castle, Inc.	7,031	809,901
Digital Realty Trust, Inc.	4,891	658,231
Equinix, Inc.	1,516	1,220,971
Equity Residential	5,530	338,215
Essex Property Trust, Inc.	1,041	258,106

	Number of Shares	Value
Extra Space Storage, Inc.	3,425	$549,130
Federal Realty Investment Trust	1,189	122,526
Healthpeak Properties, Inc.	8,865	175,527
Host Hotels & Resorts, Inc.	11,532	224,528
Invitation Homes, Inc.	9,301	317,257
Iron Mountain, Inc.	4,729	330,935
Kimco Realty Corp.	10,750	229,083
Mid-America Apartment Communities, Inc.	1,888	253,861
Prologis, Inc.	14,938	1,991,235
Public Storage	2,564	782,020
Realty Income Corp.	11,632	667,909
Regency Centers Corp.	2,665	178,555
SBA Communications Corp.	1,757	445,733
Simon Property Group, Inc.	5,298	755,707
UDR, Inc.	4,901	187,659
Ventas, Inc.	6,486	323,262
VICI Properties, Inc.	16,598	529,144
Welltower, Inc.	8,953	807,292
Weyerhaeuser Co.	11,875	412,894
		15,284,426
		91,220,841
Industrial — 7.6%
Aerospace & Defense — 1.5%
Boeing Co. (a)	9,170	2,390,252
General Dynamics Corp.	3,648	947,276
Howmet Aerospace, Inc.	6,332	342,688
L3 Harris Technologies, Inc.	3,069	646,393
Lockheed Martin Corp.	3,562	1,614,441
Northrop Grumman Corp.	2,300	1,076,722
RTX Corp.	23,203	1,952,300
TransDigm Group, Inc.	891	901,336
		9,871,408
Building Materials — 0.6%
Builders FirstSource, Inc. (a)	1,969	328,705
Carrier Global Corp.	13,537	777,701
Johnson Controls International PLC	11,000	634,040
Martin Marietta Materials, Inc.	1,005	501,404
Masco Corp.	3,642	243,941
Mohawk Industries, Inc. (a)	850	87,975
Trane Technologies PLC	3,698	901,942
Vulcan Materials Co.	2,157	489,661
		3,965,369
Electrical Components & Equipment — 0.5%
AMETEK, Inc.	3,738	616,359
Eaton Corp. PLC	6,464	1,556,660
Emerson Electric Co.	9,261	901,373

The accompanying notes are an integral part of the financial statements.
102

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Generac Holdings, Inc. (a)	1,008	$130,274
		3,204,666
Electronics — 1.0%
Allegion PLC	1,426	180,660
Amphenol Corp. Class A	9,655	957,100
Fortive Corp.	5,725	421,532
Garmin Ltd.	2,481	318,908
Honeywell International, Inc.	10,640	2,231,314
Hubbell, Inc.	864	284,196
Jabil, Inc.	2,036	259,386
Keysight Technologies, Inc. (a)	2,885	458,975
Mettler-Toledo International, Inc. (a)	346	419,684
TE Connectivity Ltd.	4,987	700,673
Trimble, Inc. (a)	4,015	213,598
		6,446,026
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	2,053	266,479
Environmental Controls — 0.3%
Pentair PLC	2,674	194,426
Republic Services, Inc.	3,334	549,810
Veralto Corp.	3,541	291,283
Waste Management, Inc.	5,957	1,066,899
		2,102,418
Hand & Machine Tools — 0.1%
Snap-on, Inc.	856	247,247
Stanley Black & Decker, Inc.	2,483	243,582
		490,829
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	8,247	2,438,391
Machinery – Diversified — 0.8%
Deere & Co.	4,321	1,727,838
Dover Corp.	2,267	348,687
IDEX Corp.	1,226	266,177
Ingersoll Rand, Inc.	6,552	506,732
Nordson Corp.	873	230,612
Otis Worldwide Corp.	6,652	595,155
Rockwell Automation, Inc.	1,861	577,803
Westinghouse Air Brake Technologies Corp.	2,917	370,167
Xylem, Inc.	3,875	443,145
		5,066,316
Miscellaneous – Manufacturing — 1.0%
3M Co.	8,940	977,321
A.O. Smith Corp.	2,019	166,446
Axon Enterprise, Inc. (a)	1,138	293,980
General Electric Co.	17,598	2,246,033

	Number of Shares	Value
Illinois Tool Works, Inc.	4,449	$1,165,371
Parker-Hannifin Corp.	2,080	958,256
Teledyne Technologies, Inc. (a)	763	340,519
Textron, Inc.	3,203	257,585
		6,405,511
Packaging & Containers — 0.1%
Amcor PLC	23,848	229,895
Ball Corp.	5,099	293,295
Packaging Corp. of America	1,458	237,523
Westrock Co.	4,149	172,266
		932,979
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	647	167,987
Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	1,888	163,104
CSX Corp.	31,849	1,104,205
Expeditors International of Washington, Inc.	2,391	304,135
FedEx Corp.	3,748	948,132
JB Hunt Transport Services, Inc.	1,320	263,657
Norfolk Southern Corp.	3,671	867,751
Old Dominion Freight Line, Inc.	1,449	587,323
Union Pacific Corp.	9,855	2,420,585
United Parcel Service, Inc. Class B	11,695	1,838,805
		8,497,697
		49,856,076
Technology — 27.5%
Computers — 8.4%
Accenture PLC Class A	10,135	3,556,473
Apple, Inc.	236,272	45,489,448
Cognizant Technology Solutions Corp. Class A	8,166	616,778
EPAM Systems, Inc. (a)	937	278,608
Fortinet, Inc. (a)	10,246	599,698
Hewlett Packard Enterprise Co.	21,013	356,801
HP, Inc.	14,055	422,915
International Business Machines Corp.	14,725	2,408,274
Leidos Holdings, Inc.	2,224	240,726
NetApp, Inc.	3,409	300,537
Seagate Technology Holdings PLC	3,122	266,525
Western Digital Corp. (a)	5,187	271,643
		54,808,426
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	834	227,957

The accompanying notes are an integral part of the financial statements.
103

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 7.9%
Advanced Micro Devices, Inc. (a)	26,109	$3,848,728
Analog Devices, Inc.	8,037	1,595,827
Applied Materials, Inc.	13,498	2,187,621
Broadcom, Inc.	7,096	7,920,910
Intel Corp.	68,054	3,419,713
KLA Corp.	2,190	1,273,047
Lam Research Corp.	2,126	1,665,211
Microchip Technology, Inc.	8,796	793,223
Micron Technology, Inc.	17,746	1,514,444
Monolithic Power Systems, Inc.	772	486,962
NVIDIA Corp.	39,916	19,767,201
NXP Semiconductors NV	4,169	957,536
ON Semiconductor Corp. (a)	7,003	584,960
Qorvo, Inc. (a)	1,619	182,316
QUALCOMM, Inc.	17,965	2,598,278
Skyworks Solutions, Inc.	2,580	290,044
Teradyne, Inc.	2,514	272,819
Texas Instruments, Inc.	14,681	2,502,523
		51,861,363
Software — 11.2%
Adobe, Inc. (a)	7,351	4,385,607
Akamai Technologies, Inc. (a)	2,468	292,088
ANSYS, Inc. (a)	1,403	509,121
Autodesk, Inc. (a)	3,472	845,362
Broadridge Financial Solutions, Inc.	1,913	393,600
Cadence Design Systems, Inc. (a)	4,393	1,196,521
Ceridian HCM Holding, Inc. (a)	2,513	168,672
Electronic Arts, Inc.	3,986	545,325
Fair Isaac Corp. (a)	405	471,424
Fidelity National Information Services, Inc.	9,597	576,492
Fiserv, Inc. (a)	9,677	1,285,493
Intuit, Inc.	4,527	2,829,511
Jack Henry & Associates, Inc.	1,182	193,151
Microsoft Corp.	120,115	45,168,045
MSCI, Inc.	1,278	722,901
Oracle Corp.	25,640	2,703,225
Paychex, Inc.	5,203	619,729
Paycom Software, Inc.	788	162,895
PTC, Inc. (a)	1,921	336,098
Roper Technologies, Inc.	1,728	942,054
Salesforce, Inc. (a)	15,747	4,143,665
ServiceNow, Inc. (a)	3,303	2,333,536
Synopsys, Inc. (a)	2,459	1,266,164
Take-Two Interactive Software, Inc. (a)	2,571	413,802

	Number of Shares	Value
Tyler Technologies, Inc. (a)	680	$284,322
		72,788,803
		179,686,549
Utilities — 2.3%
Electric — 2.1%
AES Corp.	10,850	208,862
Alliant Energy Corp.	4,075	209,047
Ameren Corp.	4,259	308,096
American Electric Power Co., Inc.	8,453	686,553
CenterPoint Energy, Inc.	10,231	292,300
CMS Energy Corp.	4,729	274,613
Consolidated Edison, Inc.	5,577	507,340
Constellation Energy Corp.	5,200	607,828
Dominion Energy, Inc.	13,553	636,991
DTE Energy Co.	3,342	368,489
Duke Energy Corp.	12,497	1,212,709
Edison International	6,210	443,953
Entergy Corp.	3,428	346,879
Evergy, Inc.	3,724	194,393
Eversource Energy	5,655	349,027
Exelon Corp.	16,129	579,031
FirstEnergy Corp.	8,344	305,891
NextEra Energy, Inc.	33,097	2,010,312
NRG Energy, Inc.	3,733	192,996
PG&E Corp.	34,273	617,942
Pinnacle West Capital Corp.	1,837	131,970
PPL Corp.	11,953	323,926
Public Service Enterprise Group, Inc.	8,092	494,826
Sempra	10,198	762,096
Southern Co.	17,684	1,240,002
WEC Energy Group, Inc.	5,115	430,530
Xcel Energy, Inc.	8,925	552,547
		14,289,149
Gas — 0.1%
Atmos Energy Corp.	2,344	271,670
NiSource, Inc.	6,695	177,752
		449,422
Water — 0.1%
American Water Works Co., Inc.	3,152	416,032
		15,154,603
TOTAL COMMON STOCK (Cost $326,069,269)		647,264,996
TOTAL EQUITIES (Cost $326,069,269)		647,264,996

The accompanying notes are an integral part of the financial statements.
104

MML Equity Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL LONG-TERM INVESTMENTS (Cost $326,069,269)		$647,264,996

	Principal Amount
Short-Term Investments — 0.9%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$5,432,787	5,432,787
U.S. Treasury Bill — 0.1%
5.341% 4/11/24 (d) (e)	10,000	9,856
5.359% 4/11/24 (d) (e)	40,000	39,423
5.386% 4/11/24 (d) (e)	20,000	19,712
5.413% 4/11/24 (d) (e)	5,000	4,928
5.505% 4/11/24 (d) (e)	270,000	266,110
5.524% 4/11/24 (d) (e)	5,000	4,928
		344,957
TOTAL SHORT-TERM INVESTMENTS (Cost $5,777,606)		5,777,744
TOTAL INVESTMENTS — 100.0% (Cost $331,846,875) (f)		653,042,740
Other Assets/(Liabilities) — 0.0%		260,624
NET ASSETS — 100.0%		$653,303,364

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $139,339 or 0.02% of net assets. The Fund received $142,942 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)
Maturity value of $5,433,752. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $5,541,525.

(d)	The rate shown represents yield-to-maturity.
(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts
	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
S&P 500 E Mini Index	3/15/24	25	$ 5,851,053	$ 173,947

The accompanying notes are an integral part of the financial statements.
105

MML Focused Equity Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 96.5%
Common Stock — 96.5%
Basic Materials — 4.3%
Chemicals — 4.3%
Linde PLC	30,645	$12,586,208
Consumer, Cyclical — 13.6%
Apparel — 4.6%
NIKE, Inc. Class B	122,344	13,282,888
Retail — 9.0%
McDonald's Corp.	37,592	11,146,404
TJX Cos., Inc.	160,387	15,045,904
		26,192,308
		39,475,196
Consumer, Non-cyclical — 32.8%
Beverages — 5.5%
Coca-Cola Co.	78,105	4,602,728
PepsiCo, Inc.	66,251	11,252,070
		15,854,798
Cosmetics & Personal Care — 7.9%
Colgate-Palmolive Co.	153,465	12,232,695
Procter & Gamble Co.	73,019	10,700,204
		22,932,899
Health Care – Products — 11.3%
Danaher Corp.	63,335	14,651,919
Medtronic PLC	85,983	7,083,279
Stryker Corp.	36,834	11,030,310
		32,765,508
Health Care – Services — 5.3%
UnitedHealth Group, Inc.	28,918	15,224,459
Pharmaceuticals — 2.8%
Johnson & Johnson	52,112	8,168,035
		94,945,699
Financial — 21.2%
Diversified Financial Services — 9.2%
American Express Co.	67,567	12,658,002
Visa, Inc. Class A	53,682	13,976,109
		26,634,111
Insurance — 8.2%
Chubb Ltd.	52,694	11,908,844
Marsh & McLennan Cos., Inc.	62,251	11,794,697
		23,703,541
Real Estate Investment Trusts (REITS) — 3.8%
American Tower Corp.	51,908	11,205,899
		61,543,551

	Number of Shares	Value
Industrial — 13.4%
Aerospace & Defense — 6.7%
Lockheed Martin Corp.	10,858	$ 4,921,280
Northrop Grumman Corp.	31,130	14,573,198
		19,494,478
Electronics — 4.6%
Honeywell International, Inc.	63,368	13,288,903
Transportation — 2.1%
Union Pacific Corp.	24,114	5,922,881
		38,706,262
Technology — 11.2%
Computers — 4.0%
Accenture PLC Class A	32,720	11,481,775
Semiconductors — 2.9%
Texas Instruments, Inc.	49,066	8,363,791
Software — 4.3%
Microsoft Corp.	33,424	12,568,761
		32,414,327
TOTAL COMMON STOCK (Cost $233,901,668)		279,671,243
TOTAL EQUITIES (Cost $233,901,668)		279,671,243
TOTAL LONG-TERM INVESTMENTS (Cost $233,901,668)		279,671,243
	Principal Amount
Short-Term Investments — 3.0%
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (a)	$ 8,614,414	8,614,414
TOTAL SHORT-TERM INVESTMENTS (Cost $8,614,414)		8,614,414
TOTAL INVESTMENTS — 99.5% (Cost $242,516,082) (b)		288,285,657
Other Assets/(Liabilities) — 0.5%		1,412,449
NET ASSETS — 100.0%		$289,698,106

The accompanying notes are an integral part of the financial statements.
106

MML Focused Equity Fund − Portfolio of Investments (Continued)

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Maturity value of $8,615,945. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $8,786,764.

(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
107

MML Foreign Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.4%
Common Stock — 98.8%
Australia — 4.9%
BHP Group Ltd.	22,900	$785,024
Glencore PLC	283,000	1,697,785
Macquarie Group Ltd.	16,000	1,994,036
Santos Ltd.	399,800	2,087,810
Sonic Healthcare Ltd.	57,600	1,257,430
Westpac Banking Corp.	61,800	961,680
		8,783,765
Belgium — 3.9%
Anheuser-Busch InBev SA	53,200	3,437,057
Groupe Bruxelles Lambert NV	14,200	1,119,140
KBC Group NV	26,000	1,687,007
Liberty Global Ltd. Class C (a) (b)	37,200	693,408
		6,936,612
Canada — 0.7%
CCL Industries, Inc. Class B	17,900	804,997
TFI International, Inc.	3,200	435,280
		1,240,277
China — 0.3%
NXP Semiconductors NV	2,800	643,104
Denmark — 0.4%
Novo Nordisk AS Class B	7,200	744,731
France — 9.6%
Accor SA	41,100	1,572,040
Amundi SA (c)	20,500	1,401,935
Capgemini SE	13,000	2,719,515
Cie de Saint-Gobain SA	19,100	1,412,374
Engie SA	31,500	553,901
Rexel SA	20,200	555,247
Societe Generale SA	64,800	1,727,635
Sodexo SA	16,000	1,761,428
TotalEnergies SE	39,100	2,656,003
Veolia Environnement SA	90,612	2,861,994
		17,222,072
Germany — 10.6%
Allianz SE Registered	6,700	1,789,573
BASF SE	21,300	1,146,966
Deutsche Boerse AG	8,100	1,667,681
Deutsche Post AG Registered	46,800	2,318,274
Heidelberg Materials AG	26,900	2,403,466
Infineon Technologies AG	54,300	2,264,776
K&S AG Registered	23,400	369,610
SAP SE	22,600	3,476,455

	Number of Shares	Value
Siemens AG Registered	16,500	$3,094,906
Zalando SE (b) (c)	24,100	570,663
		19,102,370
Hong Kong — 0.8%
CK Asset Holdings Ltd.	282,200	1,411,241
Ireland — 3.8%
AerCap Holdings NV (b)	35,700	2,653,224
AIB Group PLC	377,100	1,613,603
Smurfit Kappa Group PLC	63,100	2,487,512
		6,754,339
Israel — 1.0%
Check Point Software Technologies Ltd. (b)	11,800	1,802,922
Italy — 0.4%
Prysmian SpA	14,600	665,635
Japan — 19.3%
Astellas Pharma, Inc.	128,700	1,543,122
Canon, Inc. (a)	42,200	1,081,652
Denka Co. Ltd.	36,800	650,393
FANUC Corp.	58,500	1,720,932
Fujitsu Ltd.	15,700	2,370,162
Hitachi Ltd.	37,300	2,695,724
Kyocera Corp.	153,200	2,226,851
Nintendo Co. Ltd.	47,000	2,456,039
Olympus Corp.	86,400	1,246,887
ORIX Corp.	128,500	2,407,676
Rakuten Group, Inc. (a) (b)	288,400	1,281,456
Renesas Electronics Corp. (b)	64,700	1,161,171
SBI Holdings, Inc.	91,800	2,059,051
Seven & i Holdings Co. Ltd.	64,000	2,534,724
Sony Group Corp.	38,800	3,676,482
Square Enix Holdings Co. Ltd.	16,200	580,512
Sumitomo Mitsui Financial Group, Inc.	49,800	2,425,763
Toyota Industries Corp.	30,500	2,476,437
		34,595,034
Luxembourg — 0.9%
ArcelorMittal SA	58,400	1,656,187
Netherlands — 4.9%
ASML Holding NV	3,500	2,642,546
EXOR NV	6,800	681,705
Heineken Holding NV	22,800	1,932,706
ING Groep NV Series N	81,900	1,226,059
Koninklijke Philips NV (b)	21,209	495,319
Shell PLC	53,900	1,751,167
		8,729,502

The accompanying notes are an integral part of the financial statements.
108

MML Foreign Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Norway — 1.3%
Aker BP ASA	61,973	$1,801,109
DNB Bank ASA	23,300	495,001
		2,296,110
Republic of Korea — 2.0%
Samsung Electronics Co. Ltd.	60,700	3,691,769
Singapore — 1.4%
DBS Group Holdings Ltd.	100,600	2,541,633
Sweden — 2.4%
Essity AB Class B	67,800	1,680,168
Husqvarna AB Class B (a)	43,000	354,454
Skandinaviska Enskilda Banken AB Class A	108,000	1,486,648
Volvo AB Class B	32,298	839,617
		4,360,887
Switzerland — 3.9%
ABB Ltd. Registered	46,300	2,057,530
Cie Financiere Richemont SA Registered	14,500	2,000,033
Julius Baer Group Ltd.	16,400	921,517
Novartis AG Registered	20,900	2,110,263
		7,089,343
United Kingdom — 18.8%
Ashtead Group PLC	25,200	1,746,120
Aviva PLC	177,076	979,429
Barratt Developments PLC	135,100	966,402
BP PLC	449,000	2,653,373
Bunzl PLC	28,500	1,156,844
Burberry Group PLC	30,800	559,353
CK Hutchison Holdings Ltd.	461,500	2,483,961
CNH Industrial NV	140,700	1,723,748
DCC PLC	31,700	2,326,119
Dowlais Group PLC	196,196	266,397
Entain PLC	84,500	1,067,348
Inchcape PLC	121,700	1,106,051
Informa PLC	97,700	969,944
Kingfisher PLC	171,900	532,003
Legal & General Group PLC	609,700	1,944,251
Lloyds Banking Group PLC	4,364,100	2,642,567
Pearson PLC	25,500	313,112
Persimmon PLC	61,100	1,077,652
Reckitt Benckiser Group PLC	36,900	2,545,721
Smith & Nephew PLC	153,600	2,102,699
Tesco PLC	567,005	2,097,385
Unilever PLC	50,600	2,448,226
		33,708,705

	Number of Shares	Value
United States — 7.5%
GSK PLC	103,300	$1,908,085
Linde PLC	4,100	1,683,911
Nestle SA Registered	25,100	2,905,008
Roche Holding AG	12,800	3,709,851
Sanofi SA	22,800	2,260,424
Stellantis NV	40,800	955,477
		13,422,756
TOTAL COMMON STOCK (Cost $163,616,092)		177,398,994
Preferred Stock — 0.6%
Germany — 0.6%
Henkel AG & Co. KGaA 2.542%	13,100	1,053,658
TOTAL PREFERRED STOCK (Cost $1,022,756)		1,053,658
TOTAL EQUITIES (Cost $164,638,848)		178,452,652
TOTAL LONG-TERM INVESTMENTS (Cost $164,638,848)		178,452,652
Short-Term Investments — 0.4%
Investment of Cash Collateral from Securities Loaned — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	278,100	278,100
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	$ 455,105	455,105
TOTAL SHORT-TERM INVESTMENTS (Cost $733,205)		733,205
TOTAL INVESTMENTS — 99.8% (Cost $165,372,053) (f)		179,185,857
Other Assets/(Liabilities) — 0.2%		424,676
NET ASSETS — 100.0%		$179,610,533

The accompanying notes are an integral part of the financial statements.
109

MML Foreign Fund − Portfolio of Investments (Continued)

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $3,257,969 or 1.81% of net assets. The Fund received $3,132,714 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $1,972,598 or 1.10% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)
Maturity value of $455,186. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $464,216.

(f)	See Note 6 for aggregate cost for federal tax purposes.
Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	23.6%
Financial	21.1%
Consumer, Cyclical	13.1%
Technology	12.5%
Industrial	12.2%
Energy	7.4%
Basic Materials	5.8%
Utilities	1.9%
Communications	1.8%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
110

MML Fundamental Equity Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.3%
Common Stock — 99.3%
Basic Materials — 1.9%
Chemicals — 1.9%
DuPont de Nemours, Inc.	15,398	$1,184,568
Valvoline, Inc.	38,008	1,428,341
		2,612,909
Communications — 14.9%
Internet — 12.6%
Alphabet, Inc. Class A (a)	41,030	5,731,481
Amazon.com, Inc. (a)	35,483	5,391,287
Meta Platforms, Inc. Class A (a)	11,384	4,029,481
Netflix, Inc. (a)	3,080	1,499,590
Uber Technologies, Inc. (a)	19,849	1,222,103
		17,873,942
Telecommunications — 2.3%
T-Mobile US, Inc.	6,755	1,083,029
Verizon Communications, Inc.	58,712	2,213,442
		3,296,471
		21,170,413
Consumer, Cyclical — 5.0%
Auto Manufacturers — 0.6%
Tesla, Inc. (a)	3,261	810,293
Auto Parts & Equipment — 1.0%
Aptiv PLC (a)	4,093	367,224
Mobileye Global, Inc. Class A (a) (b)	25,207	1,091,967
		1,459,191
Retail — 3.4%
Lowe's Cos., Inc.	3,505	780,038
Starbucks Corp.	20,682	1,985,679
Walmart, Inc.	12,482	1,967,787
		4,733,504
		7,002,988
Consumer, Non-cyclical — 22.2%
Agriculture — 1.9%
Philip Morris International, Inc.	29,422	2,768,022
Beverages — 3.8%
Constellation Brands, Inc. Class A	14,381	3,476,607
PepsiCo, Inc.	10,946	1,859,068
		5,335,675
Biotechnology — 2.0%
Biogen, Inc. (a)	2,776	718,345
Gilead Sciences, Inc.	25,653	2,078,150
		2,796,495

	Number of Shares	Value
Commercial Services — 2.2%
Equifax, Inc.	9,537	$2,358,405
Paylocity Holding Corp. (a)	4,539	748,254
		3,106,659
Cosmetics & Personal Care — 0.7%
Coty, Inc. Class A (a)	81,126	1,007,585
Health Care – Products — 2.9%
Boston Scientific Corp. (a)	23,701	1,370,155
Zimmer Biomet Holdings, Inc.	22,930	2,790,581
		4,160,736
Health Care – Services — 4.6%
HCA Healthcare, Inc.	6,102	1,651,690
Lonza Group AG Registered	1,737	730,785
Tenet Healthcare Corp. (a)	16,097	1,216,450
UnitedHealth Group, Inc.	5,473	2,881,370
		6,480,295
Pharmaceuticals — 4.1%
Becton Dickinson & Co.	4,937	1,203,789
Eli Lilly & Co.	3,565	2,078,110
Merck & Co., Inc.	23,149	2,523,704
		5,805,603
		31,461,070
Energy — 3.8%
Oil & Gas — 3.8%
Chevron Corp.	4,691	699,710
Exxon Mobil Corp.	38,861	3,885,323
Marathon Oil Corp.	33,821	817,115
		5,402,148
		5,402,148
Financial — 15.1%
Banks — 3.2%
JP Morgan Chase & Co.	20,138	3,425,474
M&T Bank Corp.	2,602	356,682
Wells Fargo & Co.	14,678	722,451
		4,504,607
Diversified Financial Services — 5.7%
American Express Co.	16,423	3,076,685
Charles Schwab Corp.	40,677	2,798,578
Mastercard, Inc. Class A	5,071	2,162,832
		8,038,095
Insurance — 4.0%
American International Group, Inc.	34,944	2,367,456
Arthur J Gallagher & Co.	5,002	1,124,850
Equitable Holdings, Inc.	67,239	2,239,058
		5,731,364

The accompanying notes are an integral part of the financial statements.
111

MML Fundamental Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.2%
Prologis, Inc.	23,932	$3,190,136
		21,464,202
Industrial — 8.0%
Aerospace & Defense — 2.3%
Boeing Co. (a)	12,485	3,254,340
Building Materials — 0.5%
CRH PLC	10,342	715,253
Electrical Components & Equipment — 1.3%
Emerson Electric Co.	19,704	1,917,790
Electronics — 1.2%
Hubbell, Inc.	5,023	1,652,215
Machinery – Diversified — 0.7%
Otis Worldwide Corp.	10,473	937,019
Transportation — 2.0%
United Parcel Service, Inc. Class B	18,002	2,830,455
		11,307,072
Technology — 26.6%
Computers — 6.8%
Amdocs Ltd.	15,756	1,384,795
Apple, Inc.	42,717	8,224,304
		9,609,099
Semiconductors — 6.9%
Applied Materials, Inc.	15,246	2,470,919
ARM Holdings PLC ADR (a)	11,160	838,618
NVIDIA Corp.	10,146	5,024,502
Texas Instruments, Inc.	8,437	1,438,171
		9,772,210
Software — 12.9%
Autodesk, Inc. (a)	3,568	868,737
Fiserv, Inc. (a)	16,122	2,141,647
Microsoft Corp.	30,811	11,586,168
ServiceNow, Inc. (a)	3,586	2,533,473
Tyler Technologies, Inc. (a)	3,009	1,258,123
		18,388,148
		37,769,457
Utilities — 1.8%
Electric — 1.8%
Ameren Corp.	8,444	610,839
Dominion Energy, Inc.	23,575	1,108,025

	Number of Shares	Value
FirstEnergy Corp.	23,855	$874,524
		2,593,388
		2,593,388
TOTAL COMMON STOCK (Cost $120,616,538)		140,783,647
TOTAL EQUITIES (Cost $120,616,538)		140,783,647
TOTAL LONG-TERM INVESTMENTS (Cost $120,616,538)		140,783,647
	Principal Amount
Short-Term Investments — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$910,882	910,882
TOTAL SHORT-TERM INVESTMENTS (Cost $910,882)		910,882
TOTAL INVESTMENTS — 99.9% (Cost $121,527,420) (d)		141,694,529
Other Assets/(Liabilities) — 0.1%		146,811
NET ASSETS — 100.0%		$141,841,340

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $1,091,967 or 0.77% of net assets. The Fund received $1,128,746 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)
Maturity value of $911,044. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $929,175.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
112

MML Fundamental Value Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 98.0%
Common Stock — 98.0%
Basic Materials — 0.9%
Chemicals — 0.9%
DuPont de Nemours, Inc.	10,147	$780,609
Olin Corp.	12,239	660,294
		1,440,903
Communications — 7.3%
Advertising — 0.9%
Omnicom Group, Inc.	17,593	1,521,971
Internet — 3.9%
Alphabet, Inc. Class A (a)	36,076	5,039,456
Booking Holdings, Inc. (a)	403	1,429,530
		6,468,986
Media — 0.6%
Warner Bros Discovery, Inc. (a)	89,382	1,017,167
Telecommunications — 1.9%
Nice Ltd. Sponsored ADR (a) (b)	3,600	718,236
T-Mobile US, Inc.	14,819	2,375,930
		3,094,166
		12,102,290
Consumer, Cyclical — 6.4%
Auto Parts & Equipment — 0.3%
BorgWarner, Inc.	13,816	495,304
Distribution & Wholesale — 1.2%
LKQ Corp.	9,991	477,470
WESCO International, Inc.	8,979	1,561,268
		2,038,738
Home Furnishing — 0.3%
Whirlpool Corp.	3,743	455,785
Lodging — 0.8%
MGM Resorts International	30,210	1,349,783
Retail — 3.8%
AutoZone, Inc. (a)	1,023	2,645,079
Ulta Beauty, Inc. (a)	1,895	928,531
Walmart, Inc.	16,589	2,615,256
		6,188,866
		10,528,476
Consumer, Non-cyclical — 25.3%
Agriculture — 1.8%
Philip Morris International, Inc.	31,637	2,976,409

	Number of Shares	Value
Beverages — 1.8%
Coca-Cola Europacific Partners PLC	19,114	$1,275,669
Keurig Dr Pepper, Inc.	49,151	1,637,711
		2,913,380
Biotechnology — 1.2%
Amgen, Inc.	6,796	1,957,384
Commercial Services — 4.6%
FleetCor Technologies, Inc. (a)	6,861	1,938,987
Global Payments, Inc.	17,035	2,163,445
United Rentals, Inc.	4,647	2,664,683
WillScot Mobile Mini Holdings Corp. (a)	19,380	862,410
		7,629,525
Cosmetics & Personal Care — 0.9%
Kenvue, Inc.	68,949	1,484,472
Food — 1.1%
U.S. Foods Holding Corp. (a)	40,216	1,826,208
Health Care – Products — 2.4%
Abbott Laboratories	21,765	2,395,673
Avantor, Inc. (a)	71,736	1,637,733
		4,033,406
Health Care – Services — 4.2%
Centene Corp. (a)	26,556	1,970,721
ICON PLC (a)	7,679	2,173,694
UnitedHealth Group, Inc.	5,306	2,793,450
		6,937,865
Pharmaceuticals — 7.3%
Bristol-Myers Squibb Co.	59,965	3,076,804
Cencora, Inc.	10,912	2,241,107
Cigna Group	6,585	1,971,878
McKesson Corp.	3,747	1,734,786
Sanofi SA ADR	59,741	2,970,920
		11,995,495
		41,754,144
Energy — 10.0%
Coal — 1.1%
Peabody Energy Corp.	30,883	751,075
Teck Resources Ltd. Class B	25,952	1,096,991
		1,848,066
Oil & Gas — 7.1%
BP PLC Sponsored ADR	43,226	1,530,200
Canadian Natural Resources Ltd.	29,522	1,934,281
Cenovus Energy, Inc.	117,293	1,952,929
ConocoPhillips	20,729	2,406,015

The accompanying notes are an integral part of the financial statements.
113

MML Fundamental Value Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Marathon Petroleum Corp.	15,577	$2,311,004
Phillips 66	12,438	1,655,995
		11,790,424
Oil & Gas Services — 1.8%
Halliburton Co.	31,269	1,130,374
Schlumberger NV	34,760	1,808,911
		2,939,285
		16,577,775
Financial — 20.6%
Banks — 9.9%
Goldman Sachs Group, Inc.	4,734	1,826,235
Huntington Bancshares, Inc.	65,886	838,070
JP Morgan Chase & Co.	40,678	6,919,328
Morgan Stanley	41,493	3,869,222
Wells Fargo & Co.	58,008	2,855,154
		16,308,009
Diversified Financial Services — 5.2%
American Express Co.	10,154	1,902,250
ARES Management Corp. Class A	6,023	716,255
Charles Schwab Corp.	21,570	1,484,016
Discover Financial Services	26,006	2,923,075
Intercontinental Exchange, Inc.	12,431	1,596,513
		8,622,109
Insurance — 5.5%
Aon PLC Class A	2,628	764,800
Arthur J Gallagher & Co.	5,103	1,147,563
Berkshire Hathaway, Inc. Class B (a)	15,759	5,620,605
Chubb Ltd.	6,916	1,563,016
		9,095,984
		34,026,102
Industrial — 14.5%
Aerospace & Defense — 5.0%
Boeing Co. (a)	8,429	2,197,103
General Dynamics Corp.	10,211	2,651,491
Howmet Aerospace, Inc.	32,677	1,768,479
RTX Corp.	19,779	1,664,205
		8,281,278
Building Materials — 3.1%
Builders FirstSource, Inc. (a)	3,473	579,783
CRH PLC	33,307	2,303,512
Masco Corp.	22,282	1,492,448
Mohawk Industries, Inc. (a)	7,005	725,018
		5,100,761
Electrical Components & Equipment — 1.0%
Eaton Corp. PLC	6,807	1,639,262

	Number of Shares	Value
Electronics — 1.6%
Allegion PLC	9,044	$1,145,784
Fortive Corp.	21,527	1,585,033
		2,730,817
Engineering & Construction — 0.8%
Jacobs Solutions, Inc.	10,292	1,335,902
Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	2,608	771,107
Machinery – Diversified — 2.5%
Deere & Co.	2,296	918,102
Dover Corp.	6,645	1,022,067
Otis Worldwide Corp.	7,362	658,678
Westinghouse Air Brake Technologies Corp.	11,598	1,471,786
		4,070,633
		23,929,760
Technology — 11.8%
Computers — 3.0%
Cognizant Technology Solutions Corp. Class A	20,171	1,523,516
Dell Technologies, Inc. Class C	26,425	2,021,512
Leidos Holdings, Inc.	13,436	1,454,313
		4,999,341
Semiconductors — 6.5%
Advanced Micro Devices, Inc. (a)	14,658	2,160,736
Applied Materials, Inc.	12,738	2,064,448
Lam Research Corp.	1,420	1,112,229
Microchip Technology, Inc.	23,034	2,077,206
Micron Technology, Inc.	25,715	2,194,518
NXP Semiconductors NV	1,965	451,321
QUALCOMM, Inc.	5,196	751,497
		10,811,955
Software — 2.3%
Oracle Corp.	21,688	2,286,566
SS&C Technologies Holdings, Inc.	12,379	756,481
Take-Two Interactive Software, Inc. (a)	4,114	662,148
		3,705,195
		19,516,491

The accompanying notes are an integral part of the financial statements.
114

MML Fundamental Value Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.2%
Electric — 1.2%
CenterPoint Energy, Inc.	27,305	$780,104
FirstEnergy Corp.	33,816	1,239,694
		2,019,798
TOTAL COMMON STOCK (Cost $128,039,222)		161,895,739
TOTAL EQUITIES (Cost $128,039,222)		161,895,739
TOTAL LONG-TERM INVESTMENTS (Cost $128,039,222)		161,895,739
	Principal Amount
Short-Term Investments — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$3,035,418	3,035,418
TOTAL SHORT-TERM INVESTMENTS (Cost $3,035,418)		3,035,418
TOTAL INVESTMENTS — 99.8%
(Cost $131,074,640) (d)		164,931,157
Other Assets/(Liabilities) — 0.2%		376,201
NET ASSETS — 100.0%		$165,307,358

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $680,257 or 0.41% of net assets. The Fund received $702,533 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)
Maturity value of $3,035,958. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $3,096,196.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
115

MML Global Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.2%
Common Stock — 99.2%
Austria — 0.6%
Erste Group Bank AG	18,226	$739,488
Canada — 3.5%
Canadian National Railway Co.	16,948	2,129,177
Canadian Pacific Kansas City Ltd. (a)	31,524	2,492,288
		4,621,465
Denmark — 0.5%
Carlsberg AS Class B	5,608	702,905
France — 7.6%
Air Liquide SA	6,868	1,336,041
Danone SA	18,252	1,183,848
EssilorLuxottica SA	2,806	563,994
Hermes International SCA	276	585,747
Legrand SA	16,667	1,736,037
LVMH Moet Hennessy Louis Vuitton SE	3,352	2,718,892
Pernod Ricard SA	9,877	1,746,551
		9,871,110
Germany — 3.1%
Brenntag SE	7,483	686,966
Deutsche Boerse AG	3,658	753,133
Merck KGaA	12,661	2,013,830
MTU Aero Engines AG	2,535	546,375
		4,000,304
Israel — 1.2%
Check Point Software Technologies Ltd. (b)	10,626	1,623,546
Japan — 2.5%
Hoya Corp.	4,700	584,535
Kubota Corp.	83,700	1,256,071
Olympus Corp.	97,600	1,408,520
		3,249,126
Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	45,232	455,756
Netherlands — 2.6%
Akzo Nobel NV	13,728	1,134,285
Heineken NV	21,724	2,210,311
		3,344,596
Republic of Korea — 1.2%
Samsung Electronics Co. Ltd.	25,995	1,581,014

	Number of Shares	Value
Spain — 1.7%
Aena SME SA (c)	6,818	$ 1,237,838
Cellnex Telecom SA (c)	24,205	956,368
		2,194,206
Sweden — 1.1%
Essity AB Class B	60,442	1,497,827
Switzerland — 5.2%
Adecco Group AG Registered	7,959	391,672
Cie Financiere Richemont SA Registered	16,820	2,320,038
Julius Baer Group Ltd.	8,610	483,797
Sonova Holding AG Registered	2,724	890,771
UBS Group AG Registered	87,247	2,709,784
		6,796,062
United Kingdom — 7.6%
Burberry Group PLC	42,951	780,025
Compass Group PLC	28,114	768,213
Diageo PLC	67,528	2,452,225
Intertek Group PLC	14,637	790,373
London Stock Exchange Group PLC	8,978	1,061,323
Reckitt Benckiser Group PLC	21,437	1,478,933
Rolls-Royce Holdings PLC (b)	329,469	1,254,749
Whitbread PLC	14,077	653,967
WPP PLC	74,667	709,786
		9,949,594
United States — 60.5%
3M Co.	9,652	1,055,157
Abbott Laboratories	16,206	1,783,794
Accenture PLC Class A	9,591	3,365,578
Alphabet, Inc. Class A (b)	19,754	2,759,436
American Express Co.	9,668	1,811,203
Amphenol Corp. Class A	10,725	1,063,169
Aon PLC Class A	5,338	1,553,465
Aptiv PLC (b)	7,018	629,655
Boston Scientific Corp. (b)	37,700	2,179,437
Carrier Global Corp.	7,336	421,453
Charles Schwab Corp.	41,913	2,883,614
Cognizant Technology Solutions Corp. Class A	18,435	1,392,395
Comcast Corp. Class A	70,597	3,095,678
Cooper Cos., Inc.	3,178	1,202,682
eBay, Inc.	19,543	852,466
Equifax, Inc.	4,396	1,087,087
Experian PLC	33,776	1,376,432
Fidelity National Information Services, Inc.	16,997	1,021,010
Fiserv, Inc. (b)	9,658	1,282,969
Goldman Sachs Group, Inc.	6,692	2,581,573

The accompanying notes are an integral part of the financial statements.
116

MML Global Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	13,663	$ 2,865,268
International Flavors & Fragrances, Inc.	19,714	1,596,243
Liberty Broadband Corp. Class C (b)	16,946	1,365,678
Linde PLC	8,425	3,460,232
Marriott International, Inc. Class A	4,192	945,338
Medtronic PLC	37,426	3,083,154
Microchip Technology, Inc.	8,763	790,247
Nestle SA Registered	22,453	2,598,651
Omnicom Group, Inc.	4,135	357,719
Oracle Corp.	21,857	2,304,383
Otis Worldwide Corp.	8,491	759,690
PayPal Holdings, Inc. (b)	5,997	368,276
PPG Industries, Inc.	9,566	1,430,595
Roche Holding AG	10,012	2,901,799
Schneider Electric SE	19,561	3,938,610
Stryker Corp.	3,561	1,066,377
Thermo Fisher Scientific, Inc.	6,003	3,186,332
Union Pacific Corp.	6,916	1,698,708
United Parcel Service, Inc. Class B	6,816	1,071,680
Visa, Inc. Class A	15,000	3,905,250
Walt Disney Co.	15,379	1,388,570
Waters Corp. (b)	5,561	1,830,848
Willis Towers Watson PLC	10,794	2,603,513
		78,915,414
TOTAL COMMON STOCK (Cost $104,700,805)		129,542,413
TOTAL EQUITIES (Cost $104,700,805)		129,542,413
TOTAL LONG-TERM INVESTMENTS
(Cost $104,700,805)		129,542,413
Short-Term Investments — 2.4%
Investment of Cash Collateral from Securities Loaned — 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	2,520,046	2,520,046

	Principal Amount	Value
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	$ 590,873	$ 590,873
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,110,919)		3,110,919
TOTAL INVESTMENTS — 101.6%
(Cost $107,811,724) (f)		132,653,332
Other Assets/(Liabilities) — (1.6)%		(2,131,424)
NET ASSETS — 100.0%		$130,521,908

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,467,304 or 1.89% of net assets. (Note 2).
(b)	Non-income producing security.
(c)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $2,194,206 or 1.68% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)
Maturity value of $590,978. Collateralized by U.S. Government Agency obligations with a rate of 4.875%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $602,750.

(f)	See Note 6 for aggregate cost for federal tax purposes.
Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	30.6%
Industrial	19.2%
Financial	16.5%
Technology	10.2%
Communications	8.1%
Basic Materials	7.4%
Consumer, Cyclical	7.2%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
117

MML Income & Growth Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.1%
Common Stock — 99.1%
Basic Materials — 6.9%
Chemicals — 6.9%
Air Products & Chemicals, Inc.	13,773	$3,771,047
Axalta Coating Systems Ltd. (a)	42,942	1,458,740
DuPont de Nemours, Inc.	35,907	2,762,326
Element Solutions, Inc.	49,352	1,142,005
International Flavors & Fragrances, Inc.	19,252	1,558,834
		10,692,952
Communications — 3.8%
Internet — 0.9%
Alphabet, Inc. Class C (a)	9,892	1,394,080
Media — 2.3%
Comcast Corp. Class A	81,240	3,562,374
Telecommunications — 0.6%
T-Mobile US, Inc.	6,100	978,013
		5,934,467
Consumer, Cyclical — 4.7%
Auto Parts & Equipment — 0.6%
Aptiv PLC (a)	10,397	932,819
Entertainment — 0.3%
SeaWorld Entertainment, Inc. (a)	8,099	427,870
Food Services — 0.7%
Aramark	37,176	1,044,645
Home Furnishing — 0.5%
SharkNinja, Inc.	16,481	843,333
Lodging — 1.6%
Las Vegas Sands Corp.	26,115	1,285,119
Wynn Resorts Ltd.	12,645	1,152,086
		2,437,205
Retail — 1.0%
AutoNation, Inc. (a)	4,753	713,806
Lithia Motors, Inc.	2,733	899,922
		1,613,728
		7,299,600
Consumer, Non-cyclical — 26.0%
Agriculture — 2.9%
Philip Morris International, Inc.	47,662	4,484,041
Beverages — 3.2%
Coca-Cola Europacific Partners PLC	40,321	2,691,024
Keurig Dr Pepper, Inc.	35,507	1,183,093

	Number of Shares	Value
Molson Coors Beverage Co. Class B	17,872	$1,093,945
		4,968,062
Commercial Services — 1.1%
U-Haul Holding Co.	14,720	1,036,877
Vestis Corp.	35,362	747,552
		1,784,429
Cosmetics & Personal Care — 0.9%
Procter & Gamble Co.	10,032	1,470,089
Food — 1.3%
Kraft Heinz Co.	27,120	1,002,898
Tyson Foods, Inc. Class A	20,459	1,099,671
		2,102,569
Health Care – Products — 4.4%
Avantor, Inc. (a)	53,368	1,218,392
LivaNova PLC (a)	11,084	573,486
Medtronic PLC	41,037	3,380,628
Smith & Nephew PLC Sponsored ADR (b)	64,800	1,767,744
		6,940,250
Health Care – Services — 4.8%
Elevance Health, Inc.	2,148	1,012,911
Humana, Inc.	7,018	3,212,911
UnitedHealth Group, Inc.	6,075	3,198,305
		7,424,127
Pharmaceuticals — 7.4%
Cigna Group	6,949	2,080,878
CVS Health Corp.	40,219	3,175,692
Johnson & Johnson	13,280	2,081,507
Merck & Co., Inc.	37,947	4,136,982
		11,475,059
		40,648,626
Energy — 10.0%
Oil & Gas — 5.9%
Hess Corp.	28,171	4,061,131
Phillips 66	31,193	4,153,036
Pioneer Natural Resources Co.	4,635	1,042,319
		9,256,486
Oil & Gas Services — 0.7%
Halliburton Co.	31,079	1,123,506
Pipelines — 3.4%
Enbridge, Inc.	86,871	3,129,093
Plains GP Holdings LP Class A	132,626	2,115,385
		5,244,478
		15,624,470

The accompanying notes are an integral part of the financial statements.
118

MML Income & Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 20.2%
Banks — 7.1%
JP Morgan Chase & Co.	12,673	$2,155,677
M&T Bank Corp.	16,205	2,221,382
Northern Trust Corp.	14,277	1,204,693
US Bancorp	45,804	1,982,397
Wells Fargo & Co.	73,204	3,603,101
		11,167,250
Diversified Financial Services — 1.4%
AerCap Holdings NV (a)	18,278	1,358,421
American Express Co.	4,127	773,152
		2,131,573
Insurance — 6.9%
Allstate Corp.	23,515	3,291,630
American International Group, Inc.	16,213	1,098,431
Axis Capital Holdings Ltd.	13,255	733,929
Berkshire Hathaway, Inc. Class B (a)	2,862	1,020,761
Chubb Ltd.	15,031	3,397,006
Willis Towers Watson PLC	5,048	1,217,577
		10,759,334
Real Estate — 0.5%
Howard Hughes Holdings, Inc. (a)	9,901	847,031
Real Estate Investment Trusts (REITS) — 4.3%
COPT Defense Properties	32,376	829,797
CubeSmart	18,406	853,118
Public Storage	11,274	3,438,570
VICI Properties, Inc.	49,276	1,570,919
		6,692,404
		31,597,592
Industrial — 11.5%
Aerospace & Defense — 2.7%
General Dynamics Corp.	9,051	2,350,273
RTX Corp.	21,384	1,799,250
		4,149,523
Building Materials — 2.3%
CRH PLC	23,173	1,602,645
Knife River Corp. (a)	18,367	1,215,528
MDU Resources Group, Inc.	42,900	849,420
		3,667,593
Engineering & Construction — 0.7%
AECOM	12,408	1,146,871
Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	19,932	1,955,329
Machinery – Construction & Mining — 3.2%
BWX Technologies, Inc.	19,069	1,463,164

	Number of Shares	Value
Vertiv Holdings Co. Class A	72,054	$3,460,754
		4,923,918
Machinery – Diversified — 0.5%
Deere & Co.	1,834	733,362
Transportation — 0.9%
JB Hunt Transport Services, Inc.	6,821	1,362,427
		17,939,023
Technology — 10.8%
Computers — 1.5%
CACI International, Inc. Class A (a)	3,468	1,123,146
Cognizant Technology Solutions Corp. Class A	16,543	1,249,493
		2,372,639
Semiconductors — 4.5%
Broadcom, Inc.	2,257	2,519,376
Microchip Technology, Inc.	11,880	1,071,339
QUALCOMM, Inc.	9,908	1,432,994
Skyworks Solutions, Inc.	17,591	1,977,580
		7,001,289
Software — 4.8%
Electronic Arts, Inc.	8,990	1,229,922
Fidelity National Information Services, Inc.	60,259	3,619,758
Oracle Corp.	24,252	2,556,889
		7,406,569
		16,780,497
Utilities — 5.2%
Electric — 5.2%
CenterPoint Energy, Inc.	34,350	981,380
Entergy Corp.	35,506	3,592,852
Exelon Corp.	26,549	953,109
Pinnacle West Capital Corp.	37,068	2,662,965
		8,190,306
		8,190,306
TOTAL COMMON STOCK (Cost $125,418,951)		154,707,533
TOTAL EQUITIES (Cost $125,418,951)		154,707,533
TOTAL LONG-TERM INVESTMENTS (Cost $125,418,951)		154,707,533

The accompanying notes are an integral part of the financial statements.
119

MML Income & Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 2.0%
Investment of Cash Collateral from Securities Loaned — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,388,296	$1,388,296

	Principal Amount
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (d)	$1,669,594	1,669,594
TOTAL SHORT-TERM INVESTMENTS (Cost $3,057,890)		3,057,890
TOTAL INVESTMENTS — 101.1%
(Cost $128,476,841) (e)		157,765,423
Other Assets/(Liabilities) — (1.1)%		(1,694,528)
NET ASSETS — 100.0%		$156,070,895

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $1,352,597 or 0.87% of net assets. (Note 2).
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	Maturity value of $1,669,891. Collateralized by U.S.
Government Agency obligations with rates ranging from
0.375% - 4.875%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,703,140.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
120

MML International Equity Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 98.8%
Common Stock — 98.2%
Australia — 1.2%
Glencore PLC	236,244	$1,417,284
Rio Tinto PLC	21,416	1,590,524
		3,007,808
Belgium — 1.2%
Anheuser-Busch InBev SA	17,700	1,143,532
KBC Group NV	15,259	990,079
Liberty Global Ltd. Class A (a)	43,300	769,441
		2,903,052
Canada — 3.3%
Canadian National Railway Co.	18,527	2,327,547
Intact Financial Corp.	7,612	1,171,112
Open Text Corp. (b)	35,000	1,471,001
Suncor Energy, Inc.	42,359	1,357,035
Toronto-Dominion Bank	28,171	1,820,310
		8,147,005
China — 2.4%
Alibaba Group Holding Ltd.	113,940	1,101,145
NetEase, Inc.	52,200	968,802
Prosus NV	58,516	1,744,778
Tencent Holdings Ltd.	37,000	1,397,888
Yum China Holdings, Inc.	17,717	751,732
		5,964,345
Denmark — 2.4%
Carlsberg AS Class B	10,665	1,336,747
DSV AS	6,050	1,064,265
Novo Nordisk AS Class B	34,623	3,581,224
		5,982,236
France — 16.0%
Accor SA	41,000	1,568,215
Air Liquide SA	26,919	5,236,589
BNP Paribas SA	37,876	2,624,312
Capgemini SE	23,840	4,987,172
Cie de Saint-Gobain SA	29,010	2,145,182
Cie Generale des Etablissements Michelin SCA Class A	36,467	1,310,368
Danone SA	16,000	1,037,781
Dassault Systemes SE	21,618	1,058,301
Edenred SE	17,900	1,074,774
Engie SA	136,379	2,398,109
EssilorLuxottica SA	13,126	2,638,271
Kering SA	4,930	2,187,840
L'Oreal SA	1,862	925,797
Legrand SA	15,559	1,620,627

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	4,742	$3,846,356
Pernod Ricard SA	13,005	2,299,675
Publicis Groupe SA	9,906	921,205
Valeo SE	64,184	992,394
Worldline SA (a) (c)	61,800	1,073,347
		39,946,315
Germany — 14.8%
adidas AG	5,055	1,027,879
Allianz SE Registered	6,505	1,737,489
Bayer AG Registered	81,125	3,011,668
Bayerische Motoren Werke AG	17,505	1,946,973
Beiersdorf AG	22,871	3,426,752
Brenntag SE	11,830	1,086,036
Continental AG	25,220	2,144,970
Daimler Truck Holding AG	46,090	1,730,797
Deutsche Boerse AG	14,741	3,034,973
Fresenius Medical Care AG	52,800	2,207,915
Fresenius SE & Co. KGaA	60,100	1,865,428
Henkel AG & Co. KGaA	12,100	867,946
Mercedes-Benz Group AG Registered	35,098	2,424,009
Merck KGaA	16,782	2,669,307
MTU Aero Engines AG	4,117	887,347
SAP SE	32,072	4,933,490
Siemens AG Registered	7,810	1,464,922
thyssenkrupp AG	83,574	583,155
		37,051,056
Hong Kong — 2.5%
AIA Group Ltd.	342,200	2,972,146
Prudential PLC	299,525	3,371,794
		6,343,940
India — 1.1%
Axis Bank Ltd.	43,182	570,040
HDFC Bank Ltd. ADR	33,372	2,239,595
		2,809,635
Indonesia — 0.1%
Bank Mandiri Persero Tbk. PT	325,300	127,606
Ireland — 1.9%
AIB Group PLC	168,735	722,013
Ryanair Holdings PLC Sponsored ADR (a)	29,960	3,995,466
		4,717,479
Israel — 0.6%
Check Point Software Technologies Ltd. (a)	9,926	1,516,593

The accompanying notes are an integral part of the financial statements.
121

MML International Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Italy — 2.6%
Eni SpA	125,477	$2,129,793
Intesa Sanpaolo SpA	1,465,417	4,277,728
		6,407,521
Japan — 11.3%
Daikin Industries Ltd.	13,600	2,209,180
Denso Corp.	121,300	1,819,371
Fujitsu Ltd.	8,000	1,207,726
Hitachi Ltd.	52,700	3,808,703
Hoya Corp.	11,400	1,417,808
Koito Manufacturing Co. Ltd.	4,200	65,252
Komatsu Ltd.	31,100	810,217
Kose Corp.	12,300	919,371
Kubota Corp.	44,100	661,801
Kyocera Corp.	130,000	1,889,626
Mitsubishi Electric Corp.	108,400	1,530,238
Olympus Corp.	115,100	1,661,072
Recruit Holdings Co. Ltd.	20,400	870,943
Seven & i Holdings Co. Ltd.	35,500	1,405,980
Shin-Etsu Chemical Co. Ltd.	32,200	1,345,517
SMC Corp.	3,500	1,871,697
Sony Group Corp.	25,300	2,397,293
Terumo Corp.	46,600	1,520,629
ZOZO, Inc.	32,100	721,261
		28,133,685
Luxembourg — 0.5%
Eurofins Scientific SE	19,000	1,243,135
Netherlands — 2.2%
Akzo Nobel NV	9,835	812,623
EXOR NV	14,210	1,424,564
ING Groep NV Series N	167,285	2,504,289
Randstad NV	12,217	765,745
		5,507,221
Portugal — 0.5%
Galp Energia SGPS SA	83,177	1,223,540
Republic of Korea — 1.3%
NAVER Corp. (a)	9,400	1,626,866
Samsung Electronics Co. Ltd. GDR (c)	1,077	1,614,625
		3,241,491
Singapore — 0.8%
DBS Group Holdings Ltd.	77,700	1,963,071
Spain — 1.2%
Amadeus IT Group SA	40,857	2,930,266

	Number of Shares	Value
Sweden — 1.3%
Sandvik AB	35,700	$772,683
SKF AB Class B	68,200	1,362,481
Volvo AB Class B	45,970	1,195,034
		3,330,198
Switzerland — 7.6%
Cie Financiere Richemont SA Registered	28,234	3,894,409
Julius Baer Group Ltd.	18,404	1,034,123
Novartis AG Registered	34,171	3,450,229
Schindler Holding AG	2,910	728,267
Sika AG Registered	4,611	1,506,571
Sonova Holding AG Registered	4,446	1,453,879
The Swatch Group AG	3,925	1,070,189
UBS Group AG Registered	109,608	3,404,289
Zurich Insurance Group AG	4,849	2,535,096
		19,077,052
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	20,632	2,145,728
United Kingdom — 11.1%
Ashtead Group PLC	16,500	1,143,293
Bunzl PLC	4,300	174,542
CNH Industrial NV	249,853	3,061,006
Compass Group PLC	153,520	4,194,921
Diageo PLC	55,775	2,025,425
Informa PLC	55,000	546,028
Lloyds Banking Group PLC	4,957,384	3,001,814
London Stock Exchange Group PLC	18,659	2,205,751
Reckitt Benckiser Group PLC	13,480	929,982
RELX PLC	77,477	3,072,760
Rolls-Royce Holdings PLC (a)	527,844	2,010,240
Schroders PLC	327,417	1,787,190
Smiths Group PLC	22,100	495,903
Tesco PLC	384,297	1,421,537
WPP PLC	164,292	1,561,763
		27,632,155
United States — 9.4%
Experian PLC	77,045	3,139,720
Holcim AG	12,559	986,230
Linde PLC	6,116	2,511,902
Nestle SA Registered	44,507	5,151,123
QIAGEN NV (a)	35,570	1,547,591
Roche Holding AG	17,284	5,009,459
Schneider Electric SE	25,935	5,222,016
		23,568,041

The accompanying notes are an integral part of the financial statements.
122

MML International Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL COMMON STOCK (Cost $232,694,011)		$244,920,174
Preferred Stock — 0.6%
Republic of Korea — 0.6%
Samsung Electronics Co. Ltd. 2.312%	30,600	1,475,588
TOTAL PREFERRED STOCK (Cost $1,559,367)		1,475,588
TOTAL EQUITIES (Cost $234,253,378)		246,395,762
TOTAL LONG-TERM INVESTMENTS (Cost $234,253,378)		246,395,762
Short-Term Investments — 1.4%
Investment of Cash Collateral from Securities Loaned — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	1,317,160	1,317,160
	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	$ 2,352,682	2,352,682
TOTAL SHORT-TERM INVESTMENTS (Cost $3,669,842)		3,669,842
TOTAL INVESTMENTS — 100.2%
(Cost $237,923,220) (f)		250,065,604
Other Assets/(Liabilities) — (0.2)%		(526,820)
NET ASSETS — 100.0%		$249,538,784

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $1,253,540 or 0.50% of net assets. (Note 2).
(c)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $2,687,972 or 1.08% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)
Maturity value of $2,353,100. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $2,399,826.

(f)	See Note 6 for aggregate cost for federal tax purposes.
Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	27.6%
Financial	18.2%
Industrial	16.0%
Consumer, Cyclical	15.5%
Technology	8.6%
Basic Materials	5.8%
Communications	4.2%
Energy	1.9%
Utilities	1.0%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
123

MML Large Cap Growth Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 98.8%
Common Stock — 98.8%
Communications — 31.1%
Internet — 26.7%
Alibaba Group Holding Ltd. Sponsored ADR	21,883	$1,696,151
Alphabet, Inc. Class A (a)	54,673	7,637,271
Alphabet, Inc. Class C (a)	37,845	5,333,496
Amazon.com, Inc. (a)	75,621	11,489,855
Meta Platforms, Inc. Class A (a)	45,581	16,133,851
Netflix, Inc. (a)	18,761	9,134,356
Shopify, Inc. Class A (a)	55,683	4,337,706
		55,762,686
Media — 4.4%
FactSet Research Systems, Inc.	6,961	3,320,745
Walt Disney Co.	64,115	5,788,943
		9,109,688
		64,872,374
Consumer, Cyclical — 8.5%
Auto Manufacturers — 5.2%
Tesla, Inc. (a)	43,867	10,900,072
Retail — 3.3%
Starbucks Corp.	37,292	3,580,405
Yum China Holdings, Inc.	21,392	907,663
Yum! Brands, Inc.	18,282	2,388,726
		6,876,794
		17,776,866
Consumer, Non-cyclical — 18.5%
Beverages — 3.0%
Monster Beverage Corp. (a)	110,127	6,344,417
Biotechnology — 6.2%
Illumina, Inc. (a)	19,630	2,733,281
Regeneron Pharmaceuticals, Inc. (a)	5,212	4,577,648
Vertex Pharmaceuticals, Inc. (a)	14,014	5,702,156
		13,013,085
Commercial Services — 2.2%
Block, Inc. (a)	33,583	2,597,645
PayPal Holdings, Inc. (a)	30,457	1,870,364
		4,468,009
Health Care – Products — 2.7%
Intuitive Surgical, Inc. (a)	8,065	2,720,808
Thermo Fisher Scientific, Inc.	5,450	2,892,806
		5,613,614

	Number of Shares	Value
Pharmaceuticals — 4.4%
Novartis AG Sponsored ADR	26,419	$2,667,526
Novo Nordisk AS Sponsored ADR	39,714	4,108,413
Roche Holding AG Sponsored ADR	60,098	2,177,351
Sandoz Group AG ADR (a) (b)	5,284	169,141
		9,122,431
		38,561,556
Financial — 6.7%
Diversified Financial Services — 6.7%
SEI Investments Co.	39,650	2,519,757
Visa, Inc. Class A	44,277	11,527,517
		14,047,274
		14,047,274
Industrial — 7.9%
Aerospace & Defense — 5.7%
Boeing Co. (a)	45,773	11,931,190
Machinery – Diversified — 0.6%
Deere & Co.	3,258	1,302,777
Transportation — 1.6%
Expeditors International of Washington, Inc.	26,417	3,360,242
		16,594,209
Technology — 26.1%
Semiconductors — 9.2%
NVIDIA Corp.	31,429	15,564,269
QUALCOMM, Inc.	25,573	3,698,623
		19,262,892
Software — 16.9%
Autodesk, Inc. (a)	26,642	6,486,794
Microsoft Corp.	28,436	10,693,074
Oracle Corp.	80,103	8,445,259
Salesforce, Inc. (a)	26,748	7,038,469
Workday, Inc. Class A (a)	9,283	2,562,665
		35,226,261
		54,489,153
TOTAL COMMON STOCK (Cost $151,435,204)		206,341,432
TOTAL EQUITIES (Cost $151,435,204)		206,341,432
TOTAL LONG-TERM INVESTMENTS (Cost $151,435,204)		206,341,432

The accompanying notes are an integral part of the financial statements.
124

MML Large Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 1.3%
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	171,315	$171,315

	Principal Amount
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (d)	$2,602,266	2,602,266
TOTAL SHORT-TERM INVESTMENTS (Cost $2,773,581)		2,773,581
TOTAL INVESTMENTS — 100.1%
(Cost $154,208,785) (e)		209,115,013
Other Assets/(Liabilities) — (0.1)%		(252,275)

Value
NET ASSETS — 100.0%	$208,862,738

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $167,444 or 0.08% of net assets. (Note 2).
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)
Maturity value of $2,602,728. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $2,654,360.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
125

MML Managed Volatility Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.8%
Common Stock — 99.8%
Basic Materials — 2.0%
Chemicals — 1.5%
Air Products & Chemicals, Inc. (a)	558	$152,780
Albemarle Corp. (a)	280	40,454
Celanese Corp. (a)	248	38,532
CF Industries Holdings, Inc. (a)	510	40,545
Dow, Inc. (a)	1,624	89,060
DuPont de Nemours, Inc. (a)	1,088	83,700
Eastman Chemical Co. (a)	327	29,371
Ecolab, Inc. (a)	609	120,795
FMC Corp. (a)	313	19,735
International Flavors & Fragrances, Inc. (a)	631	51,092
Linde PLC (a)	1,183	485,870
LyondellBasell Industries NV Class A (a)	587	55,812
Mosaic Co. (a)	859	30,692
PPG Industries, Inc. (a)	569	85,094
Sherwin-Williams Co. (a)	569	177,471
		1,501,003
Forest Products & Paper — 0.0%
International Paper Co. (a)	898	32,463
Iron & Steel — 0.2%
Nucor Corp. (a)	592	103,032
Steel Dynamics, Inc. (a)	401	47,358
		150,390
Mining — 0.3%
Freeport-McMoRan, Inc. (a)	3,457	147,165
Newmont Corp. (NEM US) (a)	2,806	116,140
		263,305
		1,947,161
Communications — 14.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (a)	850	27,744
Omnicom Group, Inc. (a)	474	41,006
		68,750
Internet — 11.1%
Airbnb, Inc. Class A (a) (b)	1,062	144,581
Alphabet, Inc. Class A (a) (b)	14,489	2,023,968
Alphabet, Inc. Class C (a) (b)	12,181	1,716,668
Amazon.com, Inc. (a) (b)	22,257	3,381,729
Booking Holdings, Inc. (a) (b)	85	301,514
CDW Corp. (a)	348	79,107
eBay, Inc. (a)	1,295	56,488

	Number of Shares	Value
Etsy, Inc. (a) (b)	321	$26,017
Expedia Group, Inc. (a) (b)	336	51,001
F5, Inc. (a) (b)	135	24,162
Gen Digital, Inc. (a)	1,458	33,272
Match Group, Inc. (a) (b)	739	26,973
Meta Platforms, Inc. Class A (a) (b)	5,430	1,922,003
Netflix, Inc. (a) (b)	1,070	520,962
Palo Alto Networks, Inc. (a) (b)	758	223,519
Uber Technologies, Inc. (a) (b)	5,014	308,712
VeriSign, Inc. (a) (b)	201	41,398
		10,882,074
Media — 1.1%
Charter Communications, Inc. Class A (a) (b)	252	97,947
Comcast Corp. Class A (a)	9,793	429,423
FactSet Research Systems, Inc. (a)	97	46,274
Fox Corp. Class A (a)	381	11,304
Fox Corp. Class B (a)	505	13,963
News Corp. Class A (a)	573	14,067
News Corp. Class B (a)	716	18,416
Paramount Global Class B (a)	1,322	19,553
Walt Disney Co. (a)	4,459	402,603
Warner Bros Discovery, Inc. (a) (b)	5,489	62,465
		1,116,015
Telecommunications — 1.7%
Arista Networks, Inc. (a) (b)	625	147,194
AT&T, Inc. (a)	17,410	292,140
Cisco Systems, Inc. (a)	9,894	499,845
Corning, Inc. (a)	2,009	61,174
Juniper Networks, Inc. (a)	826	24,350
Motorola Solutions, Inc. (a)	401	125,549
T-Mobile US, Inc. (a)	1,239	198,649
Verizon Communications, Inc. (a)	10,266	387,028
		1,735,929
		13,802,768
Consumer, Cyclical — 9.1%
Airlines — 0.2%
American Airlines Group, Inc. (a) (b)	1,709	23,482
Delta Air Lines, Inc. (a)	1,521	61,190
Southwest Airlines Co. (a)	1,575	45,486
United Airlines Holdings, Inc. (a) (b)	736	30,367
		160,525
Apparel — 0.4%
NIKE, Inc. Class B (a)	2,986	324,190
Ralph Lauren Corp. (a)	120	17,304

The accompanying notes are an integral part of the financial statements.
126

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Tapestry, Inc. (a)	507	$18,663
VF Corp. (a)	774	14,551
		374,708
Auto Manufacturers — 2.2%
Cummins, Inc. (a)	363	86,964
Ford Motor Co. (a)	9,943	121,205
General Motors Co. (a)	3,286	118,033
PACCAR, Inc. (a)	1,318	128,703
Tesla, Inc. (a) (b)	6,766	1,681,216
		2,136,121
Auto Parts & Equipment — 0.1%
Aptiv PLC (a) (b)	728	65,316
BorgWarner, Inc. (a)	509	18,248
		83,564
Distribution & Wholesale — 0.4%
Copart, Inc. (a) (b)	2,233	109,417
Fastenal Co. (a)	1,361	88,152
LKQ Corp. (a)	671	32,067
Pool Corp. (a)	102	40,669
W.W. Grainger, Inc. (a)	103	85,355
		355,660
Entertainment — 0.1%
Caesars Entertainment, Inc. (a) (b)	584	27,378
Live Nation Entertainment, Inc. (a) (b)	379	35,474
		62,852
Home Builders — 0.3%
DR Horton, Inc. (a)	754	114,593
Lennar Corp. Class A (a)	597	88,977
NVR, Inc. (a) (b)	8	56,003
PulteGroup, Inc. (a)	490	50,578
		310,151
Home Furnishing — 0.0%
Whirlpool Corp. (a)	154	18,753
Leisure Time — 0.1%
Carnival Corp. (a) (b)	2,465	45,701
Norwegian Cruise Line Holdings Ltd. (a) (b)	976	19,559
Royal Caribbean Cruises Ltd. (a) (b)	564	73,032
		138,292
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	629	114,534
Las Vegas Sands Corp. (a)	886	43,600
Marriott International, Inc. Class A (a)	625	140,944
MGM Resorts International (a)	613	27,389
Wynn Resorts Ltd. (a)	211	19,224
		345,691

	Number of Shares	Value
Retail — 5.0%
AutoZone, Inc. (a) (b)	42	$108,596
Bath & Body Works, Inc. (a)	593	25,594
Best Buy Co., Inc. (a)	460	36,009
CarMax, Inc. (a) (b)	410	31,463
Chipotle Mexican Grill, Inc. (a) (b)	66	150,939
Costco Wholesale Corp. (a)	1,083	714,867
Darden Restaurants, Inc. (a)	287	47,154
Dollar General Corp. (a)	547	74,365
Dollar Tree, Inc. (a) (b)	519	73,724
Domino's Pizza, Inc. (a)	92	37,925
Genuine Parts Co. (a)	332	45,982
Home Depot, Inc. (a)	2,444	846,968
Lowe's Cos., Inc. (a)	1,403	312,238
Lululemon Athletica, Inc. (a) (b)	279	142,650
McDonald's Corp. (a)	1,767	523,933
O'Reilly Automotive, Inc. (a) (b)	142	134,911
Ross Stores, Inc. (a)	854	118,185
Starbucks Corp. (a)	2,780	266,908
Target Corp. (a)	1,118	159,226
TJX Cos., Inc. (a)	2,765	259,385
Tractor Supply Co. (a)	284	61,068
Ulta Beauty, Inc. (a) (b)	121	59,289
Walgreens Boots Alliance, Inc. (a)	1,705	44,517
Walmart, Inc. (a)	3,491	550,356
Yum! Brands, Inc. (a)	731	95,512
		4,921,764
Toys, Games & Hobbies — 0.0%
Hasbro, Inc. (a)	336	17,156
		8,925,237
Consumer, Non-cyclical — 18.9%
Agriculture — 0.7%
Altria Group, Inc. (a)	4,489	181,086
Archer-Daniels-Midland Co. (a)	1,335	96,414
Bunge Global SA (a)	392	39,573
Philip Morris International, Inc. (a)	3,729	350,824
		667,897
Beverages — 1.5%
Brown-Forman Corp. Class B (a)	476	27,180
Coca-Cola Co. (a)	9,511	560,483
Constellation Brands, Inc. Class A (a)	387	93,557
Keurig Dr Pepper, Inc. (a)	2,411	80,335
Molson Coors Beverage Co. Class B (a)	488	29,870
Monster Beverage Corp. (a) (b)	1,790	103,122
PepsiCo, Inc. (a)	3,354	569,643
		1,464,190

The accompanying notes are an integral part of the financial statements.
127

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 1.5%
Amgen, Inc. (a)	1,303	$375,290
Bio-Rad Laboratories, Inc. Class A (a) (b)	62	20,019
Biogen, Inc. (a) (b)	344	89,017
Corteva, Inc. (a)	1,679	80,458
Gilead Sciences, Inc. (a)	3,112	252,103
Illumina, Inc. (a) (b)	386	53,747
Incyte Corp. (a) (b)	435	27,314
Moderna, Inc. (a) (b)	833	82,842
Regeneron Pharmaceuticals, Inc. (a) (b)	267	234,503
Vertex Pharmaceuticals, Inc. (a) (b)	627	255,120
		1,470,413
Commercial Services — 1.8%
Automatic Data Processing, Inc. (a)	1,023	238,328
Cintas Corp. (a)	202	121,737
CoStar Group, Inc. (a) (b)	996	87,041
Equifax, Inc. (a)	301	74,434
FleetCor Technologies, Inc. (a) (b)	174	49,174
Gartner, Inc. (a) (b)	196	88,418
Global Payments, Inc. (a)	630	80,010
MarketAxess Holdings, Inc. (a)	91	26,649
Moody's Corp. (a)	386	150,756
PayPal Holdings, Inc. (a) (b)	2,614	160,526
Quanta Services, Inc. (a)	373	80,493
Robert Half, Inc. (a)	262	23,035
Rollins, Inc. (a)	571	24,936
S&P Global, Inc. (a)	787	346,689
United Rentals, Inc. (a)	173	99,202
Verisk Analytics, Inc. (a)	365	87,184
		1,738,612
Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co. (a)	2,111	168,268
Estee Lauder Cos., Inc. Class A (a)	570	83,362
Kenvue, Inc. (a)	4,239	91,266
Procter & Gamble Co. (a)	5,746	842,019
		1,184,915
Food — 0.9%
Campbell Soup Co. (a)	536	23,171
Conagra Brands, Inc. (a)	1,222	35,023
General Mills, Inc. (a)	1,364	88,851
Hershey Co. (a)	362	67,491
Hormel Foods Corp. (a)	709	22,766
J. M. Smucker Co. (a)	267	33,743
Kellanova (a)	510	28,514
Kraft Heinz Co. (a)	2,062	76,253
Kroger Co. (a)	1,593	72,816

	Number of Shares	Value
Lamb Weston Holdings, Inc. (a)	338	$36,534
McCormick & Co., Inc. (a)	654	44,747
Mondelez International, Inc. Class A (a)	3,262	236,267
Sysco Corp. (a)	1,245	91,047
Tyson Foods, Inc. Class A (a)	771	41,441
		898,664
Health Care – Products — 3.4%
Abbott Laboratories (a)	4,218	464,275
Agilent Technologies, Inc. (a)	687	95,514
Align Technology, Inc. (a) (b)	174	47,676
Baxter International, Inc. (a)	1,174	45,387
Bio-Techne Corp. (a)	363	28,009
Boston Scientific Corp. (a) (b)	3,517	203,318
Cooper Cos., Inc. (a)	113	42,764
Danaher Corp. (a)	1,634	378,009
DENTSPLY SIRONA, Inc. (a)	591	21,034
Edwards Lifesciences Corp. (a) (b)	1,451	110,639
GE HealthCare Technologies, Inc. (a) (b)	937	72,449
Hologic, Inc. (a) (b)	657	46,943
IDEXX Laboratories, Inc. (a) (b)	205	113,785
Insulet Corp. (a) (b)	169	36,670
Intuitive Surgical, Inc. (a) (b)	871	293,840
Medtronic PLC (a)	3,298	271,689
ResMed, Inc. (a)	357	61,411
Revvity, Inc. (a)	326	35,635
Steris PLC (a)	258	56,721
Stryker Corp. (a)	838	250,947
Teleflex, Inc. (a)	106	26,430
Thermo Fisher Scientific, Inc. (a)	939	498,412
Waters Corp. (a) (b)	143	47,080
West Pharmaceutical Services, Inc. (a)	175	61,621
Zimmer Biomet Holdings, Inc. (a)	480	58,416
		3,368,674
Health Care – Services — 2.2%
Catalent, Inc. (a) (b)	476	21,387
Centene Corp. (a) (b)	1,335	99,070
Charles River Laboratories International, Inc. (a) (b)	132	31,205
DaVita, Inc. (a) (b)	138	14,457
Elevance Health, Inc. (a)	587	276,806
HCA Healthcare, Inc. (a)	474	128,302
Humana, Inc. (a)	297	135,969
IQVIA Holdings, Inc. (a) (b)	449	103,890
Laboratory Corp. of America Holdings (a)	226	51,367
Molina Healthcare, Inc. (a) (b)	142	51,306

The accompanying notes are an integral part of the financial statements.
128

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Quest Diagnostics, Inc. (a)	269	$37,090
UnitedHealth Group, Inc. (a)	2,261	1,190,349
Universal Health Services, Inc. Class B (a)	142	21,646
		2,162,844
Household Products & Wares — 0.2%
Avery Dennison Corp. (a)	187	37,804
Church & Dwight Co., Inc. (a)	622	58,816
Clorox Co. (a)	320	45,629
Kimberly-Clark Corp. (a)	765	92,955
		235,204
Pharmaceuticals — 5.5%
AbbVie, Inc. (a)	4,308	667,611
Becton Dickinson & Co. (a)	717	174,826
Bristol-Myers Squibb Co. (a)	4,936	253,266
Cardinal Health, Inc. (a)	579	58,363
Cencora, Inc. (a)	406	83,384
Cigna Group (a)	710	212,609
CVS Health Corp. (a)	3,208	253,304
Dexcom, Inc. (a) (b)	962	119,375
Eli Lilly & Co. (a)	1,950	1,136,694
Henry Schein, Inc. (a) (b)	327	24,757
Johnson & Johnson (a)	5,882	921,945
McKesson Corp. (a)	320	148,154
Merck & Co., Inc. (a)	6,182	673,962
Pfizer, Inc. (a)	13,776	396,611
Viatris, Inc. (a)	2,804	30,367
Zoetis, Inc. (a)	1,149	226,778
		5,382,006
		18,573,419
Energy — 4.0%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a) (b)	338	44,663
First Solar, Inc. (a) (b)	267	45,999
		90,662
Oil & Gas — 3.2%
APA Corp. (a)	712	25,546
Chevron Corp. (a)	4,294	640,493
ConocoPhillips (a)	2,979	345,772
Coterra Energy, Inc. (a)	1,971	50,300
Devon Energy Corp. (a)	1,684	76,285
Diamondback Energy, Inc. (a)	410	63,583
EOG Resources, Inc. (a)	1,408	170,298
EQT Corp. (a)	892	34,485
Exxon Mobil Corp. (a)	9,803	980,104
Hess Corp. (a)	668	96,299
Marathon Oil Corp. (a)	1,426	34,452
Marathon Petroleum Corp. (a)	922	136,788

	Number of Shares	Value
Occidental Petroleum Corp. (a)	1,570	$93,745
Phillips 66 (a)	1,070	142,460
Pioneer Natural Resources Co. (a)	585	131,555
Valero Energy Corp. (a)	827	107,510
		3,129,675
Oil & Gas Services — 0.4%
Baker Hughes Co. (a)	2,495	85,279
Halliburton Co. (a)	2,142	77,434
Schlumberger NV (a)	3,479	181,047
		343,760
Pipelines — 0.3%
Kinder Morgan, Inc. (a)	4,695	82,820
ONEOK, Inc. (a)	1,435	100,765
Targa Resources Corp. (a)	556	48,300
Williams Cos., Inc. (a)	3,034	105,674
		337,559
		3,901,656
Financial — 14.1%
Banks — 4.1%
Bank of America Corp. (a)	16,769	564,612
Bank of New York Mellon Corp. (a)	1,938	100,873
Citigroup, Inc. (a)	4,656	239,505
Citizens Financial Group, Inc. (a)	1,189	39,404
Comerica, Inc. (a)	326	18,194
Fifth Third Bancorp (a)	1,564	53,942
Goldman Sachs Group, Inc. (a)	791	305,144
Huntington Bancshares, Inc. (a)	3,637	46,263
JP Morgan Chase & Co. (a)	7,074	1,203,287
KeyCorp. (a)	2,382	34,301
M&T Bank Corp. (a)	380	52,090
Morgan Stanley (a)	3,070	286,278
Northern Trust Corp. (a)	473	39,912
PNC Financial Services Group, Inc. (a)	1,001	155,005
Regions Financial Corp. (a)	2,133	41,338
State Street Corp. (a)	718	55,616
Truist Financial Corp. (a)	3,295	121,651
US Bancorp (a)	3,919	169,614
Wells Fargo & Co. (a)	8,851	435,646
Zions Bancorp NA (a)	376	16,495
		3,979,170
Diversified Financial Services — 3.7%
American Express Co. (a)	1,399	262,089
Ameriprise Financial, Inc. (a)	251	95,337
BlackRock, Inc. (a)	338	274,388
Capital One Financial Corp. (a)	908	119,057
Cboe Global Markets, Inc. (a)	273	48,747
Charles Schwab Corp. (a)	3,630	249,744
CME Group, Inc. (a)	915	192,699

The accompanying notes are an integral part of the financial statements.
129

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Discover Financial Services (a)	652	$73,285
Franklin Resources, Inc. (a)	675	20,108
Intercontinental Exchange, Inc. (a)	1,433	184,040
Invesco Ltd. (a)	1,194	21,301
Mastercard, Inc. Class A (a)	2,027	864,536
Nasdaq, Inc. (a)	918	53,373
Raymond James Financial, Inc. (a)	456	50,844
Synchrony Financial (a)	952	36,357
T. Rowe Price Group, Inc. (a)	531	57,183
Visa, Inc. Class A (a)	3,901	1,015,625
		3,618,713
Insurance — 3.7%
Aflac, Inc. (a)	1,343	110,798
Allstate Corp. (a)	623	87,208
American International Group, Inc. (a)	1,806	122,357
Aon PLC Class A (a)	482	140,272
Arch Capital Group Ltd. (a) (b)	882	65,506
Arthur J Gallagher & Co. (a)	504	113,340
Assurant, Inc. (a)	134	22,578
Berkshire Hathaway, Inc. Class B (a) (b)	4,456	1,589,277
Brown & Brown, Inc. (a)	588	41,813
Chubb Ltd. (a)	1,004	226,904
Cincinnati Financial Corp. (a)	420	43,453
Everest Group Ltd. (a)	118	41,722
Globe Life, Inc. (a)	227	27,630
Hartford Financial Services Group, Inc. (a)	701	56,346
Loews Corp. (a)	382	26,583
Marsh & McLennan Cos., Inc. (a)	1,245	235,890
MetLife, Inc. (a)	1,488	98,401
Principal Financial Group, Inc. (a)	490	38,548
Progressive Corp. (a)	1,456	231,912
Prudential Financial, Inc. (a)	844	87,531
Travelers Cos., Inc. (a)	535	101,912
W. R. Berkley Corp. (a)	471	33,309
Willis Towers Watson PLC (a)	271	65,365
		3,608,655
Private Equity — 0.2%
Blackstone, Inc. (a)	1,764	230,943
Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	717	66,746
Real Estate Investment Trusts (REITS) — 2.3%
Alexandria Real Estate Equities, Inc. (a)	402	50,962
American Tower Corp. (a)	1,163	251,068
AvalonBay Communities, Inc. (a)	372	69,646
Boston Properties, Inc. (a)	328	23,016

	Number of Shares	Value
Camden Property Trust (a)	260	$25,815
Crown Castle, Inc. (a)	1,073	123,599
Digital Realty Trust, Inc. (a)	763	102,685
Equinix, Inc. (a)	227	182,823
Equity Residential (a)	879	53,760
Essex Property Trust, Inc. (a)	168	41,654
Extra Space Storage, Inc. (a)	507	81,287
Federal Realty Investment Trust (a)	154	15,870
Healthpeak Properties, Inc. (a)	1,199	23,740
Host Hotels & Resorts, Inc. (a)	1,624	31,619
Invitation Homes, Inc. (a)	1,387	47,311
Iron Mountain, Inc. (a)	711	49,756
Kimco Realty Corp. (a)	1,349	28,747
Mid-America Apartment Communities, Inc. (a)	289	38,859
Prologis, Inc. (a)	2,242	298,859
Public Storage (a)	379	115,595
Realty Income Corp. (a)	1,834	105,308
Regency Centers Corp. (a)	437	29,279
SBA Communications Corp. (a)	263	66,720
Simon Property Group, Inc. (a)	808	115,253
UDR, Inc. (a)	626	23,970
Ventas, Inc. (a)	990	49,342
VICI Properties, Inc. (a)	2,363	75,332
Welltower, Inc. (a)	1,396	125,877
Weyerhaeuser Co. (a)	1,738	60,430
		2,308,182
		13,812,409
Industrial — 7.7%
Aerospace & Defense — 1.5%
Boeing Co. (a) (b)	1,388	361,796
General Dynamics Corp. (a)	555	144,117
Howmet Aerospace, Inc. (a)	1,029	55,689
L3 Harris Technologies, Inc. (a)	459	96,675
Lockheed Martin Corp. (a)	534	242,030
Northrop Grumman Corp. (a)	341	159,636
RTX Corp. (a)	3,491	293,733
TransDigm Group, Inc. (a)	137	138,589
		1,492,265
Building Materials — 0.6%
Builders FirstSource, Inc. (b)	292	48,747
Carrier Global Corp. (a)	2,004	115,130
Johnson Controls International PLC (a)	1,697	97,815
Martin Marietta Materials, Inc. (a)	165	82,320
Masco Corp. (a)	543	36,370
Mohawk Industries, Inc. (a) (b)	120	12,420
Trane Technologies PLC (a)	546	133,169

The accompanying notes are an integral part of the financial statements.
130

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Vulcan Materials Co. (a)	318	$72,189
		598,160
Electrical Components & Equipment — 0.5%
AMETEK, Inc. (a)	566	93,328
Eaton Corp. PLC (a)	963	231,909
Emerson Electric Co. (a)	1,422	138,403
Generac Holdings, Inc. (a) (b)	149	19,257
		482,897
Electronics — 1.0%
Allegion PLC (a)	250	31,673
Amphenol Corp. Class A (a)	1,478	146,514
Fortive Corp. (a)	859	63,248
Garmin Ltd. (a)	392	50,388
Honeywell International, Inc. (a)	1,636	343,086
Hubbell, Inc. (a)	130	42,761
Jabil, Inc.	298	37,965
Keysight Technologies, Inc. (a) (b)	405	64,431
Mettler-Toledo International, Inc. (a) (b)	52	63,074
TE Connectivity Ltd. (a)	757	106,358
Trimble, Inc. (a) (b)	563	29,952
		979,450
Engineering & Construction — 0.1%
Jacobs Solutions, Inc. (a)	332	43,094
Environmental Controls — 0.3%
Pentair PLC (a)	349	25,376
Republic Services, Inc. (a)	526	86,742
Veralto Corp. (a)	530	43,598
Waste Management, Inc. (a)	900	161,190
		316,906
Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	140	40,437
Stanley Black & Decker, Inc. (a)	359	35,218
		75,655
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	1,240	366,631
Machinery – Diversified — 0.8%
Deere & Co. (a)	649	259,515
Dover Corp. (a)	317	48,758
IDEX Corp. (a)	203	44,073
Ingersoll Rand, Inc. (a)	1,021	78,964
Nordson Corp. (a)	106	28,001
Otis Worldwide Corp. (a)	995	89,023
Rockwell Automation, Inc. (a)	285	88,487
Westinghouse Air Brake Technologies Corp. (a)	453	57,486

	Number of Shares	Value
Xylem, Inc. (a)	590	$67,472
		761,779
Miscellaneous - Manufacturing — 1.0%
3M Co. (a)	1,307	142,881
A.O. Smith Corp. (a)	305	25,144
Axon Enterprise, Inc. (a) (b)	178	45,983
General Electric Co. (a)	2,641	337,071
Illinois Tool Works, Inc. (a)	676	177,071
Parker-Hannifin Corp. (a)	321	147,885
Teledyne Technologies, Inc. (a) (b)	122	54,447
Textron, Inc. (a)	478	38,441
		968,923
Packaging & Containers — 0.1%
Amcor PLC (a)	3,806	36,690
Ball Corp. (a)	752	43,255
Packaging Corp. of America (a)	214	34,863
Westrock Co. (a)	618	25,659
		140,467
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	90	23,368
Transportation — 1.3%
C.H. Robinson Worldwide, Inc. (a)	274	23,671
CSX Corp. (a)	4,944	171,409
Expeditors International of Washington, Inc. (a)	378	48,082
FedEx Corp. (a)	558	141,157
JB Hunt Transport Services, Inc. (a)	212	42,345
Norfolk Southern Corp. (a)	557	131,664
Old Dominion Freight Line, Inc. (a)	213	86,335
Union Pacific Corp. (a)	1,478	363,026
United Parcel Service, Inc. Class B (a)	1,753	275,624
		1,283,313
		7,532,908
Technology — 27.7%
Computers — 8.5%
Accenture PLC Class A (a)	1,530	536,892
Apple, Inc. (a)	35,791	6,890,841
Cognizant Technology Solutions Corp. Class A (a)	1,285	97,056
EPAM Systems, Inc. (a) (b)	150	44,601
Fortinet, Inc. (a) (b)	1,532	89,668
Hewlett Packard Enterprise Co. (a)	2,980	50,600
HP, Inc. (a)	2,063	62,076
International Business Machines Corp. (a)	2,220	363,081
Leidos Holdings, Inc. (a)	352	38,101
NetApp, Inc. (a)	564	49,722

The accompanying notes are an integral part of the financial statements.
131

MML Managed Volatility Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Seagate Technology Holdings PLC (a)	510	$43,539
Western Digital Corp. (a) (b)	791	41,425
		8,307,602
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a) (b)	118	32,253
Semiconductors — 8.0%
Advanced Micro Devices, Inc. (a) (b)	3,949	582,122
Analog Devices, Inc. (a)	1,250	248,200
Applied Materials, Inc. (a)	2,037	330,137
Broadcom, Inc. (a)	1,074	1,198,852
Intel Corp. (a)	10,309	518,027
KLA Corp. (a)	329	191,248
Lam Research Corp. (a)	320	250,643
Microchip Technology, Inc. (a)	1,337	120,571
Micron Technology, Inc. (a)	2,673	228,114
Monolithic Power Systems, Inc. (a)	114	71,909
NVIDIA Corp. (a)	6,046	2,994,100
NXP Semiconductors NV (a)	640	146,995
ON Semiconductor Corp. (a) (b)	1,064	88,876
Qorvo, Inc. (a) (b)	243	27,364
QUALCOMM, Inc. (a)	2,716	392,815
Skyworks Solutions, Inc. (a)	373	41,933
Teradyne, Inc. (a)	410	44,493
Texas Instruments, Inc. (a)	2,214	377,398
		7,853,797
Software — 11.2%
Adobe, Inc. (a) (b)	1,113	664,016
Akamai Technologies, Inc. (a) (b)	349	41,304
ANSYS, Inc. (a) (b)	227	82,374
Autodesk, Inc. (a) (b)	533	129,775
Broadridge Financial Solutions, Inc. (a)	309	63,577
Cadence Design Systems, Inc. (a) (b)	669	182,216
Ceridian HCM Holding, Inc. (a) (b)	388	26,043
Electronic Arts, Inc. (a)	577	78,939
Fair Isaac Corp. (a) (b)	64	74,497
Fidelity National Information Services, Inc. (a)	1,496	89,865
Fiserv, Inc. (a) (b)	1,446	192,087
Intuit, Inc. (a)	683	426,895
Jack Henry & Associates, Inc. (a)	162	26,472
Microsoft Corp. (a)	18,193	6,841,296
MSCI, Inc. (a)	190	107,473
Oracle Corp. (a)	3,938	415,183
Paychex, Inc. (a)	796	94,812
Paycom Software, Inc. (a)	102	21,085
PTC, Inc. (a) (b)	265	46,364

	Number of Shares	Value
Roper Technologies, Inc. (a)	269	$146,651
Salesforce, Inc. (a) (b)	2,377	625,484
ServiceNow, Inc. (a) (b)	499	352,538
Synopsys, Inc. (a) (b)	375	193,091
Take-Two Interactive Software, Inc. (a) (b)	371	59,712
Tyler Technologies, Inc. (a) (b)	107	44,739
		11,026,488
		27,220,140
Utilities — 2.3%
Electric — 2.1%
AES Corp. (a)	1,719	33,091
Alliant Energy Corp. (a)	726	37,244
Ameren Corp. (a)	613	44,344
American Electric Power Co., Inc. (a)	1,180	95,840
CenterPoint Energy, Inc. (a)	1,531	43,741
CMS Energy Corp. (a)	711	41,288
Consolidated Edison, Inc. (a)	858	78,052
Constellation Energy Corp. (a)	814	95,148
Dominion Energy, Inc. (a)	1,994	93,718
DTE Energy Co. (a)	526	57,997
Duke Energy Corp. (a)	1,887	183,114
Edison International (a)	986	70,489
Entergy Corp. (a)	502	50,797
Evergy, Inc. (a)	586	30,589
Eversource Energy (a)	811	50,055
Exelon Corp. (a)	2,640	94,776
FirstEnergy Corp. (a)	1,103	40,436
NextEra Energy, Inc. (a)	5,004	303,943
NRG Energy, Inc. (a)	510	26,367
PG&E Corp. (a)	5,534	99,778
Pinnacle West Capital Corp. (a)	241	17,313
PPL Corp. (a)	1,758	47,642
Public Service Enterprise Group, Inc. (a)	1,231	75,276
Sempra (a)	1,459	109,031
Southern Co. (a)	2,625	184,065
WEC Energy Group, Inc. (a)	850	71,545
Xcel Energy, Inc. (a)	1,333	82,526
		2,158,205
Gas — 0.1%
Atmos Energy Corp. (a)	391	45,317
NiSource, Inc. (a)	1,069	28,382
		73,699
Water — 0.1%
American Water Works Co., Inc. (a)	503	66,391
		2,298,295

The accompanying notes are an integral part of the financial statements.
132

MML Managed Volatility Fund — Portfolio of Investments (Continued)

		Value
TOTAL COMMON STOCK (Cost $57,753,339)		$98,013,993
TOTAL EQUITIES (Cost $57,753,339)		98,013,993

	Principal Amount
Bonds & Notes — 0.0%
Corporate Debt — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp.
5.000% 8/01/49 (c) (d)	$359,000	—
TOTAL CORPORATE DEBT (Cost $0)		—
TOTAL BONDS & NOTES (Cost $0)		—
TOTAL PURCHASED OPTIONS (#) — 0.5%
(Cost $725,764)		510,353

	Number of Shares
Rights — 0.0%
Consumer, Non-cyclical — 0.0%
Health Care – Products — 0.0%
Abiomed, Inc., CVR (b) (c) (d)	136	—
TOTAL RIGHTS (Cost $139)		—
TOTAL LONG-TERM INVESTMENTS
(Cost $58,479,242)		98,524,346

	Principal Amount
Short-Term Investments — 2.0%
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	$1,972,416	1,972,416
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,972,416)		1,972,416
TOTAL INVESTMENTS — 102.3% (Cost $60,451,658) (f)		100,496,762
Other Assets/ (Liabilities) — (2.3)%		(2,220,939)
NET ASSETS — 100.0%		$98,275,823

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)	Non-income producing security.
(c)	Investment is valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2023, these securities amounted to a value of $0 or 0.00% of net assets.
(e)
Maturity value of $1,972,767. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $2,011,943.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
133

MML Managed Volatility Fund — Portfolio of Investments (Continued)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put
S&P 500 Index	3/15/24	4,300.00	29	USD	12,470,000	$47,850	$81,852	$(34,002)
S&P 500 Index	3/15/24	4,350.00	29	USD	12,615,000	54,578	99,688	(45,110)
S&P 500 Index	3/15/24	4,400.00	29	USD	12,760,000	64,090	79,735	(15,645)
S&P 500 Index	3/28/24	4,450.00	29	USD	12,905,000	94,685	90,900	3,785
S&P 500 Index	3/28/24	4,500.00	30	USD	13,500,000	116,040	132,105	(16,065)
S&P 500 Index	4/19/24	4,150.00	29	USD	12,035,000	59,160	113,144	(53,984)
S&P 500 Index	4/19/24	4,250.00	29	USD	12,325,000	73,950	128,340	(54,390)
						$510,353	$725,764	$(215,411)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
S&P 500 Index	1/31/24	4,650.00	22	USD	10,230,000	$(365,860)	$(142,571)	$ (223,289)
S&P 500 Index	1/31/24	4,700.00	22	USD	10,340,000	(268,576)	(107,057)	(161,519)
S&P 500 Index	2/16/24	4,650.00	22	USD	10,230,000	(385,308)	(196,493)	(188,815)
S&P 500 Index	2/16/24	4,800.00	23	USD	11,040,000	(177,100)	(167,843)	(9,257)
S&P 500 Index	3/15/24	4,800.00	23	USD	11,040,000	(253,782)	(141,631)	(112,151)
S&P 500 Index	3/15/24	4,850.00	23	USD	11,155,000	(184,023)	(89,895)	(94,128)
S&P 500 Index	3/15/24	4,900.00	23	USD	11,270,000	(137,816)	(133,572)	(4,244)
S&P 500 Index	3/28/24	4,950.00	23	USD	11,385,000	(127,535)	(147,166)	19,631
S&P 500 Index	3/28/24	5,000.00	23	USD	11,500,000	(86,480)	(104,129)	17,649
						$(1,986,480)	$ (1,230,357)	$ (756,123)

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
134

MML Mid Cap Growth Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 97.8%
Common Stock — 97.6%
Basic Materials — 0.4%
Chemicals — 0.4%
RPM International, Inc.	11,600	$1,294,908
Communications — 4.8%
Advertising — 1.3%
Trade Desk, Inc. Class A (a)	60,300	4,339,188
Internet — 2.7%
CDW Corp.	21,495	4,886,243
Maplebear, Inc., Lockup Shares (Acquired 11/19/21, Cost $624,541) (a) (b) (c)	5,164	121,199
Match Group, Inc. (a)	23,395	853,918
Spotify Technology SA (a)	18,000	3,382,380
		9,243,740
Media — 0.8%
Liberty Media Corp-Liberty Formula One Class C (a)	25,860	1,632,542
New York Times Co. Class A	23,200	1,136,568
		2,769,110
		16,352,038
Consumer, Cyclical — 12.8%
Airlines — 0.3%
Southwest Airlines Co.	41,400	1,195,632
Apparel — 0.2%
Birkenstock Holding PLC (a) (d)	11,857	577,791
Auto Parts & Equipment — 0.1%
Mobileye Global, Inc. Class A (a) (d)	7,516	325,593
Entertainment — 0.9%
Caesars Entertainment, Inc. (a)	24,805	1,162,858
DraftKings, Inc. Class A (a)	51,402	1,811,921
		2,974,779
Lodging — 1.7%
Hilton Worldwide Holdings, Inc.	25,600	4,661,504
MGM Resorts International	28,932	1,292,682
		5,954,186
Retail — 9.6%
Bath & Body Works, Inc.	48,200	2,080,312
Burlington Stores, Inc. (a)	15,700	3,053,336
Casey's General Stores, Inc.	7,500	2,060,550
Chipotle Mexican Grill, Inc. (a)	440	1,006,262
Dollar General Corp.	4,574	621,835
Dollar Tree, Inc. (a)	19,929	2,830,914
Domino's Pizza, Inc.	9,602	3,958,233

	Number of Shares	Value
Five Below, Inc. (a)	10,400	$2,216,864
Freshpet, Inc. (a)	25,963	2,252,550
Lululemon Athletica, Inc. (a)	2,500	1,278,225
O'Reilly Automotive, Inc. (a)	370	351,530
Ross Stores, Inc.	43,124	5,967,930
Tractor Supply Co.	2,685	577,356
Ulta Beauty, Inc. (a)	3,000	1,469,970
Yum! Brands, Inc.	21,107	2,757,841
		32,483,708
		43,511,689
Consumer, Non-cyclical — 32.7%
Beverages — 0.7%
Boston Beer Co., Inc. Class A (a)	2,094	723,666
Celsius Holdings, Inc. (a) (d)	28,406	1,548,695
		2,272,361
Biotechnology — 4.0%
Alnylam Pharmaceuticals, Inc. (a)	24,161	4,624,657
Apellis Pharmaceuticals, Inc. (a) (d)	11,482	687,312
Argenx SE ADR (a)	3,523	1,340,255
Biogen, Inc. (a)	7,500	1,940,775
CRISPR Therapeutics AG (a) (d)	10,328	646,533
Ionis Pharmaceuticals, Inc. (a)	38,500	1,947,715
Karuna Therapeutics, Inc. (a) (d)	5,452	1,725,612
Sarepta Therapeutics, Inc. (a)	7,520	725,154
		13,638,013
Commercial Services — 8.3%
Bright Horizons Family Solutions, Inc. (a) (d)	8,300	782,192
CoStar Group, Inc. (a)	53,840	4,705,078
Equifax, Inc.	15,100	3,734,079
FleetCor Technologies, Inc. (a)	7,500	2,119,575
Gartner, Inc. (a)	10,091	4,552,151
MarketAxess Holdings, Inc.	4,700	1,376,395
Paylocity Holding Corp. (a)	12,400	2,044,140
Quanta Services, Inc.	3,300	712,140
TransUnion	62,961	4,326,050
United Rentals, Inc.	4,400	2,523,048
Verisk Analytics, Inc.	5,900	1,409,274
		28,284,122
Cosmetics & Personal Care — 0.6%
elf Beauty, Inc. (a)	9,412	1,358,528
Kenvue, Inc.	37,262	802,251
		2,160,779
Food — 0.3%
TreeHouse Foods, Inc. (a)	23,407	970,220

The accompanying notes are an integral part of the financial statements.
135

MML Mid Cap Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 13.3%
Agilent Technologies, Inc.	40,800	$5,672,424
Alcon, Inc. (d)	26,000	2,031,120
Align Technology, Inc. (a)	7,948	2,177,752
Avantor, Inc. (a)	165,700	3,782,931
Bruker Corp.	45,558	3,347,602
Cooper Cos., Inc.	6,900	2,611,236
DENTSPLY SIRONA, Inc.	30,477	1,084,676
Enovis Corp. (a)	26,778	1,500,104
Exact Sciences Corp. (a)	41,245	3,051,305
Hologic, Inc. (a)	88,100	6,294,745
Inspire Medical Systems, Inc. (a) (d)	10,636	2,163,681
Quidelortho Corp. (a)	22,733	1,675,422
Repligen Corp. (a)	15,669	2,817,286
Teleflex, Inc.	21,240	5,295,982
West Pharmaceutical Services, Inc.	4,835	1,702,500
		45,208,766
Health Care – Services — 3.9%
Acadia Healthcare Co., Inc. (a)	34,500	2,682,720
agilon health, Inc. (a) (d)	38,884	487,994
Catalent, Inc. (a)	39,448	1,772,399
ICON PLC (a)	12,314	3,485,724
Molina Healthcare, Inc. (a)	12,762	4,611,038
		13,039,875
Household Products & Wares — 1.2%
Avery Dennison Corp.	16,400	3,315,424
Reynolds Consumer Products, Inc.	31,800	853,512
		4,168,936
Pharmaceuticals — 0.4%
Ascendis Pharma AS ADR (a)	9,400	1,183,930
		110,927,002
Energy — 4.0%
Energy – Alternate Sources — 0.1%
Shoals Technologies Group, Inc. Class A (a)	21,600	335,664
Oil & Gas — 1.6%
Chesapeake Energy Corp. (d)	8,300	638,602
Coterra Energy, Inc.	47,200	1,204,544
EQT Corp.	53,700	2,076,042
Pioneer Natural Resources Co.	1,615	363,181
Range Resources Corp.	28,900	879,716
Weatherford International PLC (a)	2,900	283,707
		5,445,792
Oil & Gas Services — 0.5%
TechnipFMC PLC	86,808	1,748,313

	Number of Shares	Value
Pipelines — 1.8%
Cheniere Energy, Inc.	34,444	$5,879,936
		13,409,705
Financial — 6.0%
Diversified Financial Services — 3.0%
ARES Management Corp. Class A	22,213	2,641,570
Cboe Global Markets, Inc.	2,600	464,256
Intercontinental Exchange, Inc.	22,100	2,838,303
Raymond James Financial, Inc.	14,600	1,627,900
Tradeweb Markets, Inc. Class A	30,200	2,744,576
		10,316,605
Insurance — 1.3%
Assurant, Inc.	16,600	2,796,934
Axis Capital Holdings Ltd.	12,500	692,125
Markel Group, Inc. (a)	620	880,338
		4,369,397
Private Equity — 1.1%
KKR & Co., Inc.	44,100	3,653,685
Real Estate Investment Trusts (REITS) — 0.6%
SBA Communications Corp.	7,718	1,957,979
		20,297,666
Industrial — 15.6%
Aerospace & Defense — 0.7%
Hexcel Corp.	28,374	2,092,583
Howmet Aerospace, Inc.	5,000	270,600
		2,363,183
Building Materials — 1.7%
Builders FirstSource, Inc. (a)	14,851	2,479,226
Martin Marietta Materials, Inc.	6,560	3,272,850
		5,752,076
Electrical Components & Equipment — 0.1%
Littelfuse, Inc.	1,800	481,608
Electronics — 2.7%
Amphenol Corp. Class A	22,600	2,240,338
Fortive Corp.	36,500	2,687,495
Keysight Technologies, Inc. (a)	21,400	3,404,526
Mettler-Toledo International, Inc. (a)	750	909,720
		9,242,079
Environmental Controls — 1.5%
Clean Harbors, Inc. (a)	15,917	2,777,676
Veralto Corp.	16,600	1,365,516
Waste Connections, Inc.	5,700	850,839
		4,994,031

The accompanying notes are an integral part of the financial statements.
136

MML Mid Cap Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 1.4%
BWX Technologies, Inc.	60,165	$4,616,460
Machinery – Diversified — 2.7%
Cognex Corp.	21,100	880,714
Esab Corp.	25,983	2,250,647
IDEX Corp.	6,600	1,432,926
Ingersoll Rand, Inc.	57,900	4,477,986
		9,042,273
Miscellaneous - Manufacturing — 1.9%
Axon Enterprise, Inc. (a)	7,514	1,941,092
Textron, Inc.	55,193	4,438,621
		6,379,713
Packaging & Containers — 1.7%
Ball Corp.	74,747	4,299,447
Sealed Air Corp.	40,000	1,460,800
		5,760,247
Transportation — 1.2%
JB Hunt Transport Services, Inc.	21,300	4,254,462
		52,886,132
Technology — 21.3%
Computers — 1.9%
Crowdstrike Holdings, Inc. Class A (a)	18,610	4,751,505
Fortinet, Inc. (a)	22,800	1,334,484
Pure Storage, Inc. Class A (a)	8,300	295,978
		6,381,967
Semiconductors — 6.9%
KLA Corp.	6,752	3,924,937
Lattice Semiconductor Corp. (a)	37,300	2,573,327
Marvell Technology, Inc.	106,407	6,417,406
Microchip Technology, Inc.	86,900	7,836,642
NXP Semiconductors NV	5,600	1,286,208
Silicon Laboratories, Inc. (a)	11,443	1,513,566
		23,552,086
Software — 12.5%
Aspen Technology, Inc. (a)	12,264	2,699,920
Atlassian Corp. Class A (a)	5,200	1,236,872
Bill Holdings, Inc. (a)	4,128	336,804
Broadridge Financial Solutions, Inc.	10,500	2,160,375
CCC Intelligent Solutions Holdings, Inc. (a)	142,001	1,617,391
Ceridian HCM Holding, Inc. (a)	28,263	1,897,013
Clear Secure, Inc. Class A	14,693	303,410
Fair Isaac Corp. (a)	2,500	2,910,025
HubSpot, Inc. (a)	4,905	2,847,549
MongoDB, Inc. (a)	6,948	2,840,690
MSCI, Inc.	6,370	3,603,190

	Number of Shares	Value
PTC, Inc. (a)	38,157	$6,675,949
Roper Technologies, Inc.	3,550	1,935,354
Take-Two Interactive Software, Inc. (a)	10,359	1,667,281
Tyler Technologies, Inc. (a)	4,500	1,881,540
Veeva Systems, Inc. Class A (a)	29,349	5,650,269
ZoomInfo Technologies, Inc. (a)	110,786	2,048,434
		42,312,066
		72,246,119
TOTAL COMMON STOCK (Cost $252,035,147)		330,925,259
Preferred Stock — 0.2%
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Nuro, Inc., Series D (Acquired 10/29/21, Cost $159,220) (a) (b) (c) (e)	7,638	31,239
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $200,090) (a) (b) (c) (e)	4,221	201,493
Health Care – Services — 0.0%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $271,366) (a) (b) (c) (e)	33,502	121,947
		323,440
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $407,982) (a) (b) (c) (e)	9,885	200,468
Technology — 0.0%
Software — 0.0%
Databricks, Inc., Series H (Acquired 8/31/21, Cost $185,327) (a) (b) (c) (e)	2,522	185,367
TOTAL PREFERRED STOCK (Cost $1,223,985)		740,514
TOTAL EQUITIES (Cost $253,259,132)		331,665,773
TOTAL LONG-TERM INVESTMENTS (Cost $253,259,132)		331,665,773

The accompanying notes are an integral part of the financial statements.
137

MML Mid Cap Growth Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 2.7%
Investment of Cash Collateral from Securities Loaned — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	949,865	$949,865
Mutual Fund — 0.0%
T. Rowe Price Treasury Reserve Fund	107	107
	Principal Amount
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (g)	$ 8,128,915	8,128,915
TOTAL SHORT-TERM INVESTMENTS (Cost $9,078,887)		9,078,887
TOTAL INVESTMENTS — 100.5% (Cost $262,338,019) (h)		340,744,660
Other Assets/(Liabilities) — (0.5)%		(1,672,802)
NET ASSETS — 100.0%		$339,071,858

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Restricted security. Certain securities are restricted to resale. At December 31, 2023, these securities amounted to a value of $861,713 or 0.25% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(c)
This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2023, these securities amounted to a value of $861,713 or 0.25% of net assets.

(d)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $8,217,566 or 2.42% of net assets. The Fund received $7,443,128 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Investment is valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)
Maturity value of $8,130,360. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $8,291,625.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
138

MML Mid Cap Value Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
EQUITIES — 97.9%
COMMON STOCK — 97.1%
Basic Materials — 1.2%
Chemicals — 1.2%
Akzo Nobel NV	40,512	$ 3,347,330
Communications — 6.2%
Advertising — 1.8%
Interpublic Group of Cos., Inc.	96,384	3,145,974
Omnicom Group, Inc.	20,945	1,811,952
		4,957,926
Internet — 1.3%
F5, Inc. (a)	19,117	3,421,561
Media — 1.1%
Fox Corp. Class B	105,913	2,928,494
Telecommunications — 2.0%
BCE, Inc.	56,945	2,242,044
Corning, Inc.	29,122	886,765
Juniper Networks, Inc.	74,651	2,200,711
		5,329,520
		16,637,501
Consumer, Cyclical — 9.4%
Airlines — 1.5%
Southwest Airlines Co.	134,852	3,894,526
Auto Manufacturers — 0.6%
Cummins, Inc.	6,875	1,647,044
Auto Parts & Equipment — 2.5%
Aptiv PLC (a)	23,231	2,084,285
BorgWarner, Inc.	79,287	2,842,439
Cie Generale des Etablissements Michelin SCA Class A	47,143	1,693,989
		6,620,713
Distribution & Wholesale — 1.2%
Bunzl PLC	81,424	3,305,084
Retail — 3.6%
Beacon Roofing Supply, Inc. (a)	31,970	2,782,029
Dollar Tree, Inc. (a)	33,070	4,697,594
MSC Industrial Direct Co., Inc. Class A	22,651	2,293,640
		9,773,263
		25,240,630
Consumer, Non-cyclical — 22.8%
Beverages — 0.4%
Heineken NV	10,824	1,101,289

	Number of Shares	Value
Cosmetics & Personal Care — 0.5%
Kenvue, Inc.	60,493	$ 1,302,414
Food — 5.2%
Conagra Brands, Inc.	222,828	6,386,251
General Mills, Inc.	42,879	2,793,138
Koninklijke Ahold Delhaize NV	169,848	4,876,758
		14,056,147
Health Care – Products — 5.2%
DENTSPLY SIRONA, Inc.	49,391	1,757,826
Envista Holdings Corp. (a)	76,987	1,852,307
Hologic, Inc. (a)	29,564	2,112,348
Zimmer Biomet Holdings, Inc.	68,555	8,343,143
		14,065,624
Health Care – Services — 5.7%
Centene Corp. (a)	24,889	1,847,013
Laboratory Corp. of America Holdings	15,601	3,545,951
Quest Diagnostics, Inc.	37,539	5,175,877
Universal Health Services, Inc. Class B	30,724	4,683,567
		15,252,408
Household Products & Wares — 1.8%
Kimberly-Clark Corp.	39,574	4,808,637
Pharmaceuticals — 4.0%
Becton Dickinson & Co.	6,201	1,511,990
Cardinal Health, Inc.	26,989	2,720,491
Cencora, Inc.	2,395	491,885
Henry Schein, Inc. (a)	80,800	6,117,368
		10,841,734
		61,428,253
Energy — 5.0%
Oil & Gas — 2.4%
Diamondback Energy, Inc.	12,364	1,917,409
EQT Corp.	48,469	1,873,812
Occidental Petroleum Corp.	46,331	2,766,424
		6,557,645
Oil & Gas Services — 0.7%
Baker Hughes Co.	56,278	1,923,582
Pipelines — 1.9%
Enterprise Products Partners LP (b)	191,767	5,053,060
		13,534,287
Financial — 23.2%
Banks — 8.0%
Bank of New York Mellon Corp.	112,441	5,852,554
Commerce Bancshares, Inc.	29,888	1,596,318
First Hawaiian, Inc.	65,264	1,491,935

The accompanying notes are an integral part of the financial statements.
139

MML Mid Cap Value Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Northern Trust Corp.	68,745	$ 5,800,703
Prosperity Bancshares, Inc.	17,067	1,155,948
Truist Financial Corp.	89,822	3,316,228
US Bancorp	26,905	1,164,448
Westamerica BanCorp	22,401	1,263,641
		21,641,775
Diversified Financial Services — 1.4%
T. Rowe Price Group, Inc.	33,854	3,645,737
Insurance — 6.2%
Aflac, Inc.	18,528	1,528,560
Allstate Corp.	43,770	6,126,925
Hanover Insurance Group, Inc.	16,272	1,975,746
Reinsurance Group of America, Inc.	24,296	3,930,607
Willis Towers Watson PLC	13,088	3,156,826
		16,718,664
Real Estate Investment Trusts (REITS) — 7.6%
Essex Property Trust, Inc.	13,548	3,359,091
Healthpeak Properties, Inc.	165,607	3,279,019
Public Storage	10,684	3,258,620
Realty Income Corp.	76,086	4,368,858
Regency Centers Corp.	50,741	3,399,647
VICI Properties, Inc.	55,436	1,767,300
WP Carey, Inc.	15,319	992,824
		20,425,359
		62,431,535
Industrial — 14.9%
Aerospace & Defense — 0.5%
General Dynamics Corp.	5,293	1,374,433
Building Materials — 1.6%
Cie de Saint-Gobain SA	33,338	2,465,222
Johnson Controls International PLC	32,500	1,873,300
		4,338,522
Electrical Components & Equipment — 1.7%
Emerson Electric Co.	46,073	4,484,285
Electronics — 1.1%
TE Connectivity Ltd.	21,199	2,978,460
Engineering & Construction — 1.2%
Vinci SA	24,657	3,096,751
Environmental Controls — 0.5%
Republic Services, Inc.	8,603	1,418,721
Machinery – Construction & Mining — 1.0%
Oshkosh Corp.	25,422	2,755,999
Machinery – Diversified — 0.4%
IMI PLC	49,414	1,057,761

	Number of Shares	Value
Packaging & Containers — 3.1%
Amcor PLC	370,476	$ 3,571,389
Packaging Corp. of America	18,074	2,944,435
Sonoco Products Co.	31,862	1,780,130
		8,295,954
Shipbuilding — 1.4%
Huntington Ingalls Industries, Inc.	14,390	3,736,220
Transportation — 2.4%
Heartland Express, Inc.	111,039	1,583,416
Norfolk Southern Corp.	20,772	4,910,085
		6,493,501
		40,030,607
Technology — 3.1%
Computers — 2.2%
Amdocs Ltd.	38,779	3,408,286
HP, Inc.	89,237	2,685,141
		6,093,427
Semiconductors — 0.5%
Teradyne, Inc.	11,863	1,287,373
Software — 0.4%
Electronic Arts, Inc.	7,921	1,083,672
		8,464,472
Utilities — 11.3%
Electric — 9.0%
CMS Energy Corp.	41,122	2,387,955
Duke Energy Corp.	39,602	3,842,978
Edison International	53,258	3,807,414
Evergy, Inc.	54,672	2,853,878
Eversource Energy	42,440	2,619,397
Northwestern Energy Group, Inc.	84,255	4,287,737
Pinnacle West Capital Corp.	29,678	2,132,067
WEC Energy Group, Inc.	27,215	2,290,687
		24,222,113
Gas — 2.3%
Atmos Energy Corp.	5,484	635,596
ONE Gas, Inc.	21,659	1,380,111
Spire, Inc.	69,353	4,323,466
		6,339,173
		30,561,286
TOTAL COMMON STOCK (Cost $261,245,888)		261,675,901
Preferred Stock — 0.8%
Consumer, Non-cyclical — 0.8%
Household Products & Wares — 0.8%
Henkel AG & Co. KGaA 2.542%	26,741	2,150,829

The accompanying notes are an integral part of the financial statements.
140

MML Mid Cap Value Fund − Portfolio of Investments (Continued)

		Value
TOTAL PREFERRED STOCK (Cost $1,781,469)		$2,150,829
TOTAL EQUITIES (Cost $263,027,357)		263,826,730
TOTAL LONG-TERM INVESTMENTS (Cost $263,027,357)		263,826,730
	Principal Amount
Short-Term Investments — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$ 5,063,111	5,063,111
TOTAL SHORT-TERM INVESTMENTS (Cost $5,063,111)		5,063,111
TOTAL INVESTMENTS — 99.8% (Cost $268,090,468) (d)		268,889,841
Other Assets/(Liabilities) — 0.2%		496,295
NET ASSETS — 100.0%		$269,386,136

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)
Maturity value of $5,064,011. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $5,164,413.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
141

MML Mid Cap Value Fund − Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	3/28/24	USD	5,602,318	EUR	5,104,864	$(52,407)
Goldman Sachs & Co.	3/28/24	USD	1,885,301	CAD	2,521,364	(19,751)
Goldman Sachs & Co.	3/28/24	USD	3,765,988	GBP	2,970,982	(22,521)
JP Morgan Chase Bank N.A.	3/28/24	USD	5,196,558	EUR	4,735,034	(48,503)
Morgan Stanley & Co. LLC	3/28/24	USD	5,196,558	EUR	4,735,034	(48,503)
						$ (191,685)

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
142

MML Small Cap Growth Equity Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 98.0%
Common Stock — 98.0%
Basic Materials — 3.2%
Chemicals — 3.2%
Cabot Corp.	31,628	$2,640,938
Livent Corp. (a) (b)	72,387	1,301,518
Methanex Corp.	19,652	930,719
		4,873,175
Communications — 5.8%
Internet — 3.4%
Cargurus, Inc. (a)	49,491	1,195,703
Criteo SA Sponsored ADR (a)	21,972	556,331
ePlus, Inc. (a)	6,228	497,244
Eventbrite, Inc. Class A (a)	87,673	732,946
Perficient, Inc. (a)	11,536	759,299
Squarespace, Inc. Class A (a)	21,571	712,059
Ziff Davis, Inc. (a)	10,812	726,458
		5,180,040
Media — 0.7%
New York Times Co. Class A	19,755	967,797
Telecommunications — 1.7%
Calix, Inc. (a)	41,400	1,808,766
Viavi Solutions, Inc. (a)	75,224	757,506
		2,566,272
		8,714,109
Consumer, Cyclical — 11.2%
Apparel — 1.5%
Carter’s, Inc.	8,119	608,032
Crocs, Inc. (a)	7,608	710,663
Steven Madden Ltd. (b)	22,744	955,248
		2,273,943
Auto Parts & Equipment — 0.4%
Visteon Corp. (a)	5,200	649,480
Distribution & Wholesale — 1.4%
Rush Enterprises, Inc. Class A	41,784	2,101,735
Entertainment — 0.4%
Cinemark Holdings, Inc. (a)	43,941	619,129
Food Services — 0.4%
Sovos Brands, Inc. (a) (b)	25,163	554,341
Home Builders — 1.9%
Century Communities, Inc.	8,890	810,235
Skyline Champion Corp. (a)	26,590	1,974,573
		2,784,808

	Number of Shares	Value
Leisure Time — 1.4%
Acushnet Holdings Corp.	10,362	$654,568
YETI Holdings, Inc. (a)	29,076	1,505,555
		2,160,123
Lodging — 0.6%
Boyd Gaming Corp.	14,635	916,297
Retail — 3.2%
Boot Barn Holdings, Inc. (a)	13,819	1,060,746
Freshpet, Inc. (a)	8,896	771,817
Papa John’s International, Inc.	10,232	779,985
Patrick Industries, Inc.	4,548	456,392
Wingstop, Inc.	7,056	1,810,429
		4,879,369
		16,939,225
Consumer, Non-cyclical — 22.6%
Beverages — 0.8%
Celsius Holdings, Inc. (a) (b)	21,525	1,173,543
Biotechnology — 8.6%
Akero Therapeutics, Inc. (a)	15,281	356,811
Amicus Therapeutics, Inc. (a)	48,533	688,683
Apellis Pharmaceuticals, Inc. (a) (b)	13,312	796,856
Blueprint Medicines Corp. (a)	6,268	578,160
Celldex Therapeutics, Inc. (a)	13,255	525,693
Crinetics Pharmaceuticals, Inc. (a)	25,155	895,015
Cytokinetics, Inc. (a)	16,234	1,355,377
Immatics NV (a)	56,357	593,439
Immunocore Holdings PLC ADR (a) (b)	6,297	430,211
ImmunoGen, Inc. (a)	10,742	318,500
Intellia Therapeutics, Inc. (a)	7,216	220,016
Intra-Cellular Therapies, Inc. (a)	12,791	916,092
Kymera Therapeutics, Inc. (a)	16,949	431,522
Myriad Genetics, Inc. (a)	36,579	700,122
Prothena Corp. PLC (a)	4,568	166,001
PTC Therapeutics, Inc. (a)	8,805	242,666
Revolution Medicines, Inc. (a)	24,563	704,467
Rocket Pharmaceuticals, Inc. (a)	39,003	1,168,920
Structure Therapeutics, Inc. ADR (a)	11,692	476,566
Syndax Pharmaceuticals, Inc. (a)	19,518	421,784
Veracyte, Inc. (a)	22,432	617,104
Xenon Pharmaceuticals, Inc. (a)	7,961	366,684
		12,970,689
Commercial Services — 3.4%
Cross Country Healthcare, Inc. (a) (b)	25,975	588,074
European Wax Center, Inc. Class A (a)	26,342	357,988

The accompanying notes are an integral part of the financial statements.
143

MML Small Cap Growth Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
H&R Block, Inc.	19,010	$919,514
Herc Holdings, Inc.	4,859	723,456
ManpowerGroup, Inc.	9,606	763,389
TriNet Group, Inc. (a)	13,952	1,659,311
WW International, Inc. (a)	17,513	153,239
		5,164,971
Cosmetics & Personal Care — 1.1%
elf Beauty, Inc. (a)	12,002	1,732,368
Food — 0.4%
TreeHouse Foods, Inc. (a)	15,022	622,662
Health Care – Products — 4.9%
Glaukos Corp. (a)	15,039	1,195,450
Globus Medical, Inc. Class A (a)	11,216	597,701
Haemonetics Corp. (a)	21,162	1,809,563
Inari Medical, Inc. (a)	12,467	809,358
Inspire Medical Systems, Inc. (a) (b)	4,280	870,680
Lantheus Holdings, Inc. (a)	2,369	146,878
PROCEPT BioRobotics Corp. (a)	32,949	1,380,892
Shockwave Medical, Inc. (a)	3,346	637,614
		7,448,136
Health Care – Services — 1.9%
Acadia Healthcare Co., Inc. (a)	19,006	1,477,907
HealthEquity, Inc. (a)	9,913	657,232
Surgery Partners, Inc. (a) (b)	21,068	673,965
		2,809,104
Pharmaceuticals — 1.5%
Ascendis Pharma AS ADR (a)	1,705	214,745
BellRing Brands, Inc. (a)	10,801	598,699
Merus NV (a) (b)	9,185	252,587
Morphic Holding, Inc. (a)	10,511	303,558
Revance Therapeutics, Inc. (a)	8,811	77,449
Vaxcyte, Inc. (a)	7,869	494,173
Verona Pharma PLC ADR (a) (b)	19,033	378,376
		2,319,587
		34,241,060
Energy — 6.5%
Energy – Alternate Sources — 1.1%
Maxeon Solar Technologies Ltd. (a) (b)	20,237	145,099
Shoals Technologies Group, Inc. Class A (a)	96,523	1,499,968
		1,645,067
Oil & Gas — 5.3%
Chord Energy Corp.	11,329	1,883,220
Gulfport Energy Corp. (a)	6,272	835,430
Magnolia Oil & Gas Corp. Class A	35,849	763,225
Seadrill Ltd. (a)	31,304	1,480,053

	Number of Shares	Value
Sitio Royalties Corp. Class A	32,986	$775,501
Viper Energy, Inc. (a)	69,436	2,178,902
		7,916,331
Oil & Gas Services — 0.1%
Aris Water Solutions, Inc. Class A	24,323	204,070
		9,765,468
Financial — 17.1%
Banks — 4.9%
Ameris Bancorp	18,672	990,550
Cadence Bank	60,220	1,781,910
First Interstate BancSystem, Inc. Class A	30,695	943,871
Hancock Whitney Corp.	20,131	978,165
National Bank Holdings Corp. Class A	25,474	947,378
Seacoast Banking Corp. of Florida	34,293	975,979
UMB Financial Corp.	9,210	769,495
		7,387,348
Diversified Financial Services — 3.9%
Air Lease Corp.	24,443	1,025,139
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	56,586	1,560,642
PJT Partners, Inc. Class A	15,223	1,550,767
PRA Group, Inc. (a)	36,872	966,046
StepStone Group, Inc. Class A	25,450	810,074
		5,912,668
Insurance — 2.6%
Assured Guaranty Ltd.	13,771	1,030,484
Kemper Corp.	15,685	763,389
MGIC Investment Corp.	29,928	577,311
Selective Insurance Group, Inc.	7,617	757,739
SiriusPoint Ltd. (a)	66,855	775,518
		3,904,441
Real Estate — 0.6%
McGrath RentCorp	7,503	897,509
Real Estate Investment Trusts (REITS) — 5.1%
Douglas Emmett, Inc.	45,260	656,270
Essential Properties Realty Trust, Inc.	33,263	850,202
National Storage Affiliates Trust	19,054	790,170
Phillips Edison & Co., Inc.	48,241	1,759,832
PotlatchDeltic Corp.	17,273	848,104
Ryman Hospitality Properties, Inc.	11,784	1,296,947
Terreno Realty Corp.	12,322	772,220
Xenia Hotels & Resorts, Inc.	57,800	787,236
		7,760,981
		25,862,947

The accompanying notes are an integral part of the financial statements.
144

MML Small Cap Growth Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 16.6%
Aerospace & Defense — 1.3%
Curtiss-Wright Corp.	5,531	$1,232,251
Leonardo DRS, Inc. (a)	33,413	669,597
		1,901,848
Building Materials — 2.1%
AZEK Co., Inc. (a)	58,762	2,247,647
Boise Cascade Co.	7,162	926,476
		3,174,123
Electrical Components & Equipment — 1.4%
Acuity Brands, Inc.	2,996	613,671
Novanta, Inc. (a)	6,052	1,019,217
Universal Display Corp.	2,179	416,756
		2,049,644
Engineering & Construction — 2.5%
Comfort Systems USA, Inc.	4,867	1,000,996
Fluor Corp. (a)	72,075	2,823,178
		3,824,174
Environmental Controls — 0.5%
Casella Waste Systems, Inc. Class A (a)	9,444	807,084
Hand & Machine Tools — 0.4%
Kennametal, Inc.	21,801	562,248
Machinery – Diversified — 4.6%
Albany International Corp. Class A	6,278	616,625
Applied Industrial Technologies, Inc.	10,779	1,861,425
Cactus, Inc. Class A	21,887	993,670
Flowserve Corp.	24,172	996,370
Middleby Corp. (a)	4,680	688,756
Zurn Elkay Water Solutions Corp. Class C	63,828	1,877,181
		7,034,027
Metal Fabricate & Hardware — 0.5%
Helios Technologies, Inc.	15,750	714,262
Miscellaneous - Manufacturing — 0.6%
EnPro Industries, Inc.	5,800	909,092
Packaging & Containers — 0.6%
Graphic Packaging Holding Co.	34,307	845,668
Transportation — 1.6%
Kirby Corp. (a)	11,318	888,237
RXO, Inc. (a)	33,657	782,862
Ryder System, Inc.	7,108	817,846
		2,488,945
Trucking & Leasing — 0.5%
GATX Corp.	6,060	728,533
		25,039,648

	Number of Shares	Value
Technology — 13.8%
Computers — 2.4%
Crane NXT Co.	7,900	$449,273
CyberArk Software Ltd. (a)	4,867	1,066,116
Exlservice Holdings, Inc. (a)	42,480	1,310,508
Rapid7, Inc. (a)	12,667	723,286
		3,549,183
Semiconductors — 2.5%
Cirrus Logic, Inc. (a)	4,866	404,803
FormFactor, Inc. (a)	18,543	773,428
MKS Instruments, Inc.	5,587	574,735
Power Integrations, Inc.	9,029	741,371
SiTime Corp. (a)	4,362	532,513
Synaptics, Inc. (a)	6,980	796,278
		3,823,128
Software — 8.9%
Clearwater Analytics Holdings, Inc. Class A (a)	28,626	573,379
DoubleVerify Holdings, Inc. (a)	55,279	2,033,162
Duolingo, Inc. (a)	3,011	683,045
Evolent Health, Inc. Class A (a)	21,051	695,314
Five9, Inc. (a)	12,049	948,136
Global-e Online Ltd. (a)	17,555	695,705
Intapp, Inc. (a)	11,023	419,094
Jamf Holding Corp. (a)	82,278	1,485,941
Manhattan Associates, Inc. (a)	3,371	725,844
PowerSchool Holdings, Inc. Class A (a) (b)	51,855	1,221,704
RingCentral, Inc. Class A (a)	5,968	202,614
Sprout Social, Inc. Class A (a)	31,651	1,944,637
Verra Mobility Corp. (a)	78,870	1,816,376
		13,444,951
		20,817,262
Utilities — 1.2%
Electric — 0.8%
Ameresco, Inc. Class A (a) (b)	16,866	534,146
IDACORP, Inc.	7,248	712,624
		1,246,770
Gas — 0.4%
ONE Gas, Inc.	9,393	598,522
		1,845,292
TOTAL COMMON STOCK (Cost $126,166,050)		148,098,186
TOTAL EQUITIES (Cost $126,166,050)		148,098,186

The accompanying notes are an integral part of the financial statements.
145

MML Small Cap Growth Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Mutual Funds — 0.8%
Diversified Financial Services — 0.8%
iShares Russell 2000 ETF (b)	5,407	$1,085,239
iShares Russell 2000 Growth ETF	801	202,028
		1,287,267
TOTAL MUTUAL FUNDS (Cost $1,106,531)		1,287,267
TOTAL LONG-TERM INVESTMENTS (Cost $127,272,581)		149,385,453
Short-Term Investments — 1.6%
Investment of Cash Collateral from Securities Loaned — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	643,138	643,138
	Principal Amount
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (d)	$1,777,376	1,777,376
TOTAL SHORT-TERM INVESTMENTS (Cost $2,420,514)		2,420,514
TOTAL INVESTMENTS — 100.4% (Cost $129,693,095) (e)		151,805,967
Other Assets/(Liabilities) — (0.4)%		(636,879)
NET ASSETS — 100.0%		$151,169,088

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $11,531,644 or 7.63% of net assets. The Fund received $11,351,394 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	Maturity value of $1,777,692. Collateralized by U.S.
Government Agency obligations with rates ranging from
0.375% - 4.875%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,812,963.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
146

MML Small Company Value Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.6%
Common Stock — 99.6%
Basic Materials — 1.5%
Chemicals — 1.5%
Ingevity Corp. (a)	6,747	$318,593
Minerals Technologies, Inc.	11,754	838,178
		1,156,771
Communications — 2.5%
Internet — 1.0%
Entravision Communications Corp. Class A	106,937	445,927
Solo Brands, Inc. Class A (a)	46,583	286,951
		732,878
Media — 1.5%
Cable One, Inc.	1,950	1,085,351
Townsquare Media, Inc. Class A	9,154	96,666
		1,182,017
		1,914,895
Consumer, Cyclical — 18.4%
Apparel — 2.2%
Tapestry, Inc.	44,725	1,646,327
Distribution & Wholesale — 1.3%
A-Mark Precious Metals, Inc. (b)	18,672	564,828
OPENLANE, Inc. (a)	8,978	132,964
Titan Machinery, Inc. (a)	9,231	266,592
		964,384
Entertainment — 1.2%
Accel Entertainment, Inc. (a)	37,606	386,214
Everi Holdings, Inc. (a)	43,677	492,240
		878,454
Home Builders — 2.5%
Cavco Industries, Inc. (a)	1,093	378,856
Skyline Champion Corp. (a)	20,425	1,516,760
		1,895,616
Home Furnishing — 0.4%
Vizio Holding Corp. Class A (a)	35,916	276,553
Leisure Time — 3.1%
Brunswick Corp.	16,764	1,621,917
Malibu Boats, Inc. Class A (a)	12,246	671,326
Planet Fitness, Inc. Class A (a)	1,093	79,789
		2,373,032
Lodging — 0.6%
Boyd Gaming Corp.	6,930	433,887

	Number of Shares	Value
Retail — 7.1%
Beacon Roofing Supply, Inc. (a)	12,944	$1,126,387
Dave & Buster's Entertainment, Inc. (a)	15,212	819,166
GMS, Inc. (a)	15,883	1,309,236
MarineMax, Inc. (a)	21,898	851,832
OneWater Marine, Inc. Class A (a) (b)	18,055	610,078
Penske Automotive Group, Inc.	3,280	526,473
Red Robin Gourmet Burgers, Inc. (a) (b)	9,038	112,704
		5,355,876
		13,824,129
Consumer, Non-cyclical — 15.0%
Agriculture — 0.3%
Turning Point Brands, Inc.	10,026	263,885
Commercial Services — 9.4%
AMN Healthcare Services, Inc. (a)	3,046	228,085
Barrett Business Services, Inc.	1,861	215,504
Brink's Co.	15,884	1,396,998
Deluxe Corp.	29,954	642,513
Euronet Worldwide, Inc. (a)	11,136	1,130,193
EVERTEC, Inc.	42,569	1,742,775
Korn Ferry	19,484	1,156,375
Loomis AB	15,047	400,895
Repay Holdings Corp. (a)	19,186	163,848
		7,077,186
Cosmetics & Personal Care — 1.6%
Edgewell Personal Care Co.	32,002	1,172,233
Health Care – Products — 2.1%
Embecta Corp.	26,599	503,519
Enovis Corp. (a)	11,583	648,880
Envista Holdings Corp. (a)	17,789	428,003
		1,580,402
Household Products & Wares — 1.6%
Spectrum Brands Holdings, Inc.	15,552	1,240,583
		11,334,289
Energy — 6.7%
Oil & Gas — 5.1%
Chord Energy Corp.	5,879	977,266
Mach Natural Resources LP (a)	15,602	257,277
Magnolia Oil & Gas Corp. Class A	53,346	1,135,736
Northern Oil & Gas, Inc.	26,737	991,141
Permian Resources Corp.	34,435	468,316
		3,829,736

The accompanying notes are an integral part of the financial statements.
147

MML Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.6%
ChampionX Corp.	40,918	$1,195,215
		5,024,951
Financial — 31.6%
Banks — 20.7%
Ameris Bancorp	19,760	1,048,268
BankUnited, Inc.	12,439	403,397
Columbia Banking System, Inc.	41,612	1,110,208
CVB Financial Corp.	44,841	905,340
First BanCorp	58,697	965,566
First Interstate BancSystem, Inc. Class A	23,659	727,514
First Merchants Corp.	9,017	334,350
FNB Corp.	118,674	1,634,141
Home BancShares, Inc.	53,315	1,350,469
Old National Bancorp	108,847	1,838,426
Origin Bancorp, Inc.	3,908	139,007
Popular, Inc.	4,647	381,379
SouthState Corp.	17,502	1,478,044
UMB Financial Corp.	11,658	974,026
Valley National Bancorp	112,988	1,227,050
Webster Financial Corp.	20,845	1,058,092
		15,575,277
Diversified Financial Services — 0.1%
Enact Holdings, Inc.	3,598	103,946
Insurance — 2.6%
Axis Capital Holdings Ltd.	25,097	1,389,621
Fidelis Insurance Holdings Ltd. (a)	25,100	318,017
Hamilton Insurance Group Ltd. Class B (a)	15,466	231,217
		1,938,855
Investment Companies — 1.7%
Compass Diversified Holdings	58,342	1,309,778
Private Equity — 0.4%
Patria Investments Ltd. Class A	18,444	286,066
Real Estate Investment Trusts (REITS) — 4.4%
CareTrust REIT, Inc.	35,940	804,337
Kite Realty Group Trust	6,601	150,899
Ryman Hospitality Properties, Inc.	8,605	947,066
Terreno Realty Corp.	14,879	932,467
UMH Properties, Inc.	29,749	455,755
		3,290,524
Savings & Loans — 1.7%
Axos Financial, Inc. (a)	2,788	152,225
Pacific Premier Bancorp, Inc.	27,941	813,362

	Number of Shares	Value
Provident Financial Services, Inc.	16,951	$305,627
		1,271,214
		23,775,660
Industrial — 16.8%
Building Materials — 1.3%
Tecnoglass, Inc. (b)	21,586	986,696
Electrical Components & Equipment — 0.5%
Belden, Inc.	5,031	388,645
Electronics — 4.5%
Atmus Filtration Technologies, Inc. (a) (b)	12,145	285,286
Avnet, Inc.	27,139	1,367,806
Coherent Corp. (a)	33,208	1,445,544
Vontier Corp.	7,588	262,165
		3,360,801
Engineering & Construction — 0.7%
Dycom Industries, Inc. (a)	1,129	129,936
NV5 Global, Inc. (a)	3,717	413,033
		542,969
Hand & Machine Tools — 0.1%
Luxfer Holdings PLC	6,354	56,805
Machinery – Diversified — 3.1%
Cactus, Inc. Class A	21,672	983,909
DXP Enterprises, Inc. (a)	7,316	246,549
Gates Industrial Corp. PLC (a)	82,045	1,101,044
		2,331,502
Metal Fabricate & Hardware — 3.1%
Hillman Solutions Corp. (a)	78,042	718,767
Timken Co.	19,975	1,600,996
		2,319,763
Miscellaneous - Manufacturing — 0.0%
DIRTT Environmental Solutions (a) (b)	64,423	22,355
Packaging & Containers — 3.5%
Graphic Packaging Holding Co.	76,641	1,889,200
Karat Packaging, Inc.	3,089	76,762
Pactiv Evergreen, Inc.	49,845	683,375
		2,649,337
		12,658,873
Technology — 5.6%
Computers — 0.5%
Science Applications International Corp.	3,080	382,906
Semiconductors — 2.4%
Cohu, Inc. (a)	10,859	384,300
Kulicke & Soffa Industries, Inc.	21,577	1,180,694

The accompanying notes are an integral part of the financial statements.
148

MML Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MKS Instruments, Inc.	2,189	$225,182
		1,790,176
Software — 2.7%
Donnelley Financial Solutions, Inc. (a)	1,174	73,222
IBEX Holdings Ltd. (a)	12,681	241,066
Teradata Corp. (a)	30,676	1,334,713
Verra Mobility Corp. (a)	15,878	365,670
		2,014,671
		4,187,753
Utilities — 1.5%
Electric — 0.5%
ALLETE, Inc.	5,889	360,171
Gas — 1.0%
Northwest Natural Holding Co.	3,427	133,448
Southwest Gas Holdings, Inc.	10,461	662,704
		796,152
		1,156,323
TOTAL COMMON STOCK (Cost $72,287,307)		75,033,644
TOTAL EQUITIES (Cost $72,287,307)		75,033,644
Rights — 0.0%
Industrial — 0.0%
Miscellaneous - Manufacturing — 0.0%
DIRTT Environmental Solutions (a)	64,423	1,289
TOTAL RIGHTS (Cost $27,121)		1,289
TOTAL LONG-TERM INVESTMENTS
(Cost $72,314,428)		75,034,933
Short-Term Investments — 2.0%
Investment of Cash Collateral from Securities Loaned — 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,000,406	1,000,406

	Principal Amount
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (d)	$476,396	476,396

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,476,802)	$1,476,802
TOTAL INVESTMENTS — 101.6%
(Cost $73,791,230) (e)	76,511,735
Other Assets/(Liabilities) — (1.6)%	(1,183,255)
NET ASSETS — 100.0%	$75,328,480

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,239,899 or 2.97% of net assets. The Fund received $1,329,623 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)
Maturity value of $476,481. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $485,946.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
149

MML Small Company Value Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG	3/28/24	SEK	166,269	USD	16,640	$(100)
UBS AG	3/28/24	USD	362,135	SEK	3,678,390	(3,781)
						$ (3,881)

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
150

MML Small/Mid Cap Value Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.4%
Common Stock — 99.4%
Basic Materials — 3.4%
Chemicals — 1.2%
Element Solutions, Inc.	68,107	$1,575,996
Iron & Steel — 0.9%
ATI, Inc. (a)	28,623	1,301,488
Mining — 1.3%
Cameco Corp.	42,184	1,818,130
		4,695,614
Communications — 4.4%
Internet — 1.9%
Criteo SA Sponsored ADR (a)	45,421	1,150,060
Gen Digital, Inc.	60,433	1,379,081
		2,529,141
Media — 1.3%
Nexstar Media Group, Inc.	11,744	1,840,872
Telecommunications — 1.2%
Calix, Inc. (a)	37,357	1,632,127
		6,002,140
Consumer, Cyclical — 16.6%
Airlines — 1.0%
Alaska Air Group, Inc. (a)	34,746	1,357,526
Apparel — 4.0%
PVH Corp.	20,128	2,458,031
Ralph Lauren Corp.	12,185	1,757,077
Tapestry, Inc.	36,360	1,338,412
		5,553,520
Auto Parts & Equipment — 1.9%
Dana, Inc.	73,792	1,078,101
Goodyear Tire & Rubber Co. (a)	106,705	1,528,016
		2,606,117
Home Builders — 2.4%
PulteGroup, Inc.	18,892	1,950,032
Taylor Morrison Home Corp. (a)	26,364	1,406,520
		3,356,552
Leisure Time — 1.5%
Brunswick Corp.	20,806	2,012,980
Retail — 5.8%
Bath & Body Works, Inc.	49,597	2,140,607
Dick's Sporting Goods, Inc.	13,670	2,008,806
Dine Brands Global, Inc.	21,681	1,076,462
Papa John’s International, Inc.	15,501	1,181,641

	Number of Shares	Value
Williams-Sonoma, Inc.	7,442	$1,501,647
		7,909,163
		22,795,858
Consumer, Non-cyclical — 14.6%
Commercial Services — 6.4%
ABM Industries, Inc.	31,746	1,423,173
ADT, Inc.	230,594	1,572,651
AMN Healthcare Services, Inc. (a)	16,760	1,254,989
Herc Holdings, Inc.	13,610	2,026,393
Korn Ferry	14,960	887,876
Robert Half, Inc.	18,119	1,593,022
		8,758,104
Food — 2.8%
Hain Celestial Group, Inc. (a)	82,020	898,119
Lamb Weston Holdings, Inc.	13,960	1,508,937
Nomad Foods Ltd. (a)	88,513	1,500,295
		3,907,351
Health Care – Products — 3.0%
Avantor, Inc. (a)	61,200	1,397,196
Envista Holdings Corp. (a)	47,716	1,148,047
Integra LifeSciences Holdings Corp. (a)	34,579	1,505,915
		4,051,158
Health Care – Services — 2.4%
Acadia Healthcare Co., Inc. (a)	13,032	1,013,368
Fortrea Holdings, Inc. (a)	41,238	1,439,206
Pediatrix Medical Group, Inc. (a)	92,138	856,884
		3,309,458
		20,026,071
Energy — 3.0%
Oil & Gas — 2.0%
HF Sinclair Corp.	20,486	1,138,407
Magnolia Oil & Gas Corp. Class A	73,980	1,575,034
		2,713,441
Oil & Gas Services — 1.0%
ChampionX Corp.	48,060	1,403,833
		4,117,274
Financial — 25.2%
Banks — 10.5%
BankUnited, Inc.	28,147	912,807
Comerica, Inc.	36,604	2,042,869
First BanCorp	108,212	1,780,087
First Citizens BancShares, Inc. Class A	1,473	2,090,143

The accompanying notes are an integral part of the financial statements.
151

MML Small/Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
First Hawaiian, Inc.	86,602	$1,979,722
Texas Capital Bancshares, Inc. (a)	24,015	1,552,089
Webster Financial Corp.	22,575	1,145,907
Wintrust Financial Corp.	17,518	1,624,795
Zions Bancorp NA	29,409	1,290,173
		14,418,592
Diversified Financial Services — 3.7%
Cboe Global Markets, Inc.	11,690	2,087,367
Moelis & Co. Class A	26,786	1,503,498
Stifel Financial Corp.	20,841	1,441,155
		5,032,020
Insurance — 3.2%
American Financial Group, Inc.	11,548	1,372,942
Everest Group Ltd.	3,650	1,290,567
Hanover Insurance Group, Inc.	7,578	920,121
Kemper Corp.	17,304	842,185
		4,425,815
Real Estate — 1.6%
Jones Lang LaSalle, Inc. (a)	11,543	2,180,126
Real Estate Investment Trusts (REITS) — 6.2%
Apartment Income REIT Corp.	46,974	1,631,407
Broadstone Net Lease, Inc.	64,008	1,102,218
CubeSmart	26,354	1,221,508
First Industrial Realty Trust, Inc.	23,504	1,237,956
Ryman Hospitality Properties, Inc.	13,993	1,540,069
STAG Industrial, Inc.	45,518	1,787,037
		8,520,195
		34,576,748
Industrial — 21.2%
Aerospace & Defense — 1.2%
Spirit AeroSystems Holdings, Inc. Class A (a)	53,836	1,710,908
Building Materials — 1.7%
Builders FirstSource, Inc. (a)	13,843	2,310,950
Electrical Components & Equipment — 0.9%
Belden, Inc.	15,344	1,185,324
Electronics — 1.8%
Avnet, Inc.	25,665	1,293,516
Sensata Technologies Holding PLC	29,810	1,119,962
		2,413,478
Engineering & Construction — 4.5%
Dycom Industries, Inc. (a)	18,649	2,146,313
Fluor Corp. (a)	47,520	1,861,358
MasTec, Inc. (a)	28,373	2,148,404
		6,156,075

	Number of Shares	Value
Environmental Controls — 1.2%
Stericycle, Inc. (a)	34,656	$1,717,551
Hand & Machine Tools — 1.3%
Regal Rexnord Corp.	11,867	1,756,553
Machinery – Construction & Mining — 1.3%
Oshkosh Corp.	16,755	1,816,410
Machinery – Diversified — 1.8%
Gates Industrial Corp. PLC (a)	41,842	561,520
Middleby Corp. (a)	13,241	1,948,678
		2,510,198
Packaging & Containers — 1.3%
Berry Global Group, Inc.	26,494	1,785,431
Transportation — 4.2%
ArcBest Corp.	13,370	1,607,208
International Seaways, Inc.	26,127	1,188,256
Knight-Swift Transportation Holdings, Inc.	27,433	1,581,513
Star Bulk Carriers Corp.	63,163	1,342,845
		5,719,822
		29,082,700
Technology — 8.1%
Computers — 2.0%
Lumentum Holdings, Inc. (a)	26,539	1,391,174
WNS Holdings Ltd. ADR (a)	21,369	1,350,521
		2,741,695
Semiconductors — 4.0%
Amkor Technology, Inc.	56,150	1,868,111
FormFactor, Inc. (a)	38,030	1,586,231
Synaptics, Inc. (a)	17,102	1,950,996
		5,405,338
Software — 2.1%
ACI Worldwide, Inc. (a)	52,230	1,598,238
CommVault Systems, Inc. (a)	16,286	1,300,437
		2,898,675
		11,045,708
Utilities — 2.9%
Electric — 2.9%
CenterPoint Energy, Inc.	38,961	1,113,116
IDACORP, Inc.	13,167	1,294,580
Portland General Electric Co.	34,760	1,506,498
		3,914,194
TOTAL COMMON STOCK (Cost $127,287,619)		136,256,307

The accompanying notes are an integral part of the financial statements.
152

MML Small/Mid Cap Value Fund — Portfolio of Investments (Continued)

Value
TOTAL EQUITIES (Cost $127,287,619)	$136,256,307
TOTAL LONG-TERM INVESTMENTS (Cost $127,287,619)	136,256,307

	Principal Amount
Short-Term Investments — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (b)	$1,028,893	1,028,893
TOTAL SHORT-TERM INVESTMENTS (Cost $1,028,893)		1,028,893
TOTAL INVESTMENTS — 100.2% (Cost $128,316,512) (c)		137,285,200
Other Assets/(Liabilities) — (0.2)%		(216,130)
NET ASSETS — 100.0%		$137,069,070

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Non-income producing security.
(b)
Maturity value of $1,029,076. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,049,523.

(c)
See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
153

MML Sustainable Equity Fund − Portfolio of Investments

December 31, 2023

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Basic Materials — 2.0%
Chemicals — 2.0%
Akzo Nobel NV	4,156	$ 1,137,913
Ecolab, Inc.	3,236	641,861
Linde PLC	2,558	1,050,596
		2,830,370
Communications — 13.8%
Internet — 11.0%
Airbnb, Inc. Class A (a)	2,634	358,593
Alphabet, Inc. Class A (a)	44,750	6,251,127
Amazon.com, Inc. (a)	28,677	4,357,183
CDW Corp.	6,206	1,410,748
Meta Platforms, Inc. Class A (a)	7,406	2,621,428
Uber Technologies, Inc. (a)	11,094	683,058
		15,682,137
Media — 0.6%
Liberty Media Corp-Liberty Formula One Class C (a)	4,357	275,058
Walt Disney Co.	6,432	580,745
		855,803
Telecommunications — 2.2%
Cisco Systems, Inc.	30,847	1,558,390
Verizon Communications, Inc.	41,040	1,547,208
		3,105,598
		19,643,538
Consumer, Cyclical — 9.6%
Apparel — 0.6%
Deckers Outdoor Corp. (a)	1,176	786,073
Auto Manufacturers — 1.9%
Cummins, Inc.	4,166	998,048
Tesla, Inc. (a)	7,091	1,761,972
		2,760,020
Auto Parts & Equipment — 0.8%
Aptiv PLC (a)	13,311	1,194,263
Distribution & Wholesale — 0.6%
LKQ Corp.	18,382	878,476
Retail — 5.7%
CarMax, Inc. (a)	6,380	489,601
Chipotle Mexican Grill, Inc. (a)	166	379,635
Costco Wholesale Corp.	1,570	1,036,326
Home Depot, Inc.	7,000	2,425,850
Starbucks Corp.	6,836	656,324

	Number of Shares	Value
Target Corp.	6,721	$ 957,205
TJX Cos., Inc.	15,347	1,439,702
Tractor Supply Co.	3,182	684,226
		8,068,869
		13,687,701
Consumer, Non-cyclical — 18.9%
Beverages — 1.3%
PepsiCo, Inc.	10,833	1,839,877
Biotechnology — 1.2%
Amgen, Inc.	3,780	1,088,716
Vertex Pharmaceuticals, Inc. (a)	1,534	624,169
		1,712,885
Commercial Services — 1.2%
Block, Inc. (a)	1,877	145,186
S&P Global, Inc.	3,681	1,621,554
		1,766,740
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	4,827	384,760
Procter & Gamble Co.	8,307	1,217,308
		1,602,068
Food — 2.2%
Kroger Co.	17,110	782,098
Mondelez International, Inc. Class A	14,667	1,062,331
Sysco Corp.	17,381	1,271,072
		3,115,501
Health Care – Products — 3.8%
Agilent Technologies, Inc.	10,859	1,509,727
Danaher Corp.	6,329	1,464,151
Intuitive Surgical, Inc. (a)	2,306	777,952
Thermo Fisher Scientific, Inc.	3,098	1,644,387
		5,396,217
Health Care – Services — 1.9%
UnitedHealth Group, Inc.	5,137	2,704,476
Pharmaceuticals — 6.2%
AbbVie, Inc.	10,366	1,606,419
Bristol-Myers Squibb Co.	18,586	953,648
Cigna Group	4,845	1,450,835
CVS Health Corp.	2,575	203,322
Dexcom, Inc. (a)	2,075	257,487
Eli Lilly & Co.	1,381	805,012
Merck & Co., Inc.	12,466	1,359,043
Novo Nordisk AS Class B	9,702	1,003,525
Zoetis, Inc.	5,945	1,173,365
		8,812,656
		26,950,420

The accompanying notes are an integral part of the financial statements.
154

MML Sustainable Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 3.8%
Oil & Gas — 2.6%
ConocoPhillips	17,438	$ 2,024,029
EOG Resources, Inc.	14,242	1,722,570
		3,746,599
Oil & Gas Services — 1.2%
Schlumberger NV	31,980	1,664,239
		5,410,838
Financial — 14.8%
Banks — 4.8%
Bank of America Corp.	37,934	1,277,238
JP Morgan Chase & Co.	13,479	2,292,778
Morgan Stanley	23,248	2,167,876
Regions Financial Corp.	52,876	1,024,737
		6,762,629
Diversified Financial Services — 5.4%
American Express Co.	4,395	823,359
Ameriprise Financial, Inc.	2,501	949,955
BlackRock, Inc.	1,478	1,199,840
Intercontinental Exchange, Inc.	5,511	707,778
Mastercard, Inc. Class A	3,412	1,455,252
Visa, Inc. Class A	9,840	2,561,844
		7,698,028
Insurance — 2.2%
Marsh & McLennan Cos., Inc.	5,431	1,029,012
MetLife, Inc.	8,464	559,724
Prudential Financial, Inc.	8,444	875,727
Travelers Cos., Inc.	3,407	649,000
		3,113,463
Real Estate Investment Trusts (REITS) — 2.4%
Equinix, Inc.	1,079	869,016
Prologis, Inc.	19,512	2,600,949
		3,469,965
		21,044,085
Industrial — 9.1%
Aerospace & Defense — 0.5%
Lockheed Martin Corp.	1,531	693,911
Building Materials — 1.5%
Johnson Controls International PLC	23,325	1,344,453
Masco Corp.	11,455	767,256
		2,111,709
Electrical Components & Equipment — 1.2%
Eaton Corp. PLC	6,202	1,493,566
Generac Holdings, Inc. (a)	1,447	187,010
		1,680,576

	Number of Shares	Value
Electronics — 1.8%
Honeywell International, Inc.	5,487	$ 1,150,679
Keysight Technologies, Inc. (a)	8,766	1,394,583
		2,545,262
Machinery – Diversified — 1.0%
Deere & Co.	1,744	697,373
Xylem, Inc.	6,788	776,276
		1,473,649
Miscellaneous - Manufacturing — 0.6%
Parker-Hannifin Corp.	1,913	881,319
Packaging & Containers — 0.5%
Ball Corp.	11,770	677,010
Transportation — 2.0%
FedEx Corp.	1,616	408,799
Union Pacific Corp.	5,529	1,358,033
United Parcel Service, Inc. Class B	6,760	1,062,875
		2,829,707
		12,893,143
Technology — 26.4%
Computers — 7.3%
Accenture PLC Class A	4,645	1,629,977
Apple, Inc.	38,481	7,408,747
International Business Machines Corp.	8,684	1,420,268
		10,458,992
Semiconductors — 6.9%
Advanced Micro Devices, Inc. (a)	13,570	2,000,354
Analog Devices, Inc.	7,542	1,497,539
Applied Materials, Inc.	7,138	1,156,856
ASML Holding NV	553	417,522
Globalfoundries, Inc. (a)	5,074	307,484
NVIDIA Corp.	8,940	4,427,267
		9,807,022
Software — 12.2%
Adobe, Inc. (a)	812	484,439
Cadence Design Systems, Inc. (a)	4,794	1,305,742
Electronic Arts, Inc.	3,791	518,647
Microsoft Corp.	32,952	12,391,270
Salesforce, Inc. (a)	6,325	1,664,360
ServiceNow, Inc. (a)	539	380,798
Workday, Inc. Class A (a)	1,995	550,740
		17,295,996
		37,562,010
Utilities — 1.3%
Electric — 1.3%
NextEra Energy, Inc.	31,340	1,903,592

The accompanying notes are an integral part of the financial statements.
155

MML Sustainable Equity Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL COMMON STOCK (Cost $105,873,370)		$141,925,697
TOTAL EQUITIES (Cost $105,873,370)		141,925,697
Mutual Funds — 0.1%
Diversified Financial Services — 0.1%
SPDR S&P 500 ETF Trust	255	121,204
TOTAL MUTUAL FUNDS (Cost $119,819)		121,204
TOTAL LONG-TERM INVESTMENTS (Cost $105,993,189)		142,046,901

Value
TOTAL INVESTMENTS — 99.8% (Cost $105,993,189) (b)	$142,046,901
Other Assets/(Liabilities) — 0.2%	222,505
NET ASSETS — 100.0%	$142,269,406

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.
Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	3/28/24	USD	117,287	EUR	106,889	$(1,116)
JP Morgan Chase Bank N.A.	3/28/24	USD	117,308	EUR	106,889	(1,095)
Morgan Stanley & Co. LLC	3/28/24	USD	117,308	EUR	106,889	(1,095)
						$ (3,306)

Currency Legend

EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
156

MML Total Return Bond Fund − Portfolio of Investments

 December 31, 2023

	Principal Amount	Value
BONDS & NOTES — 111.5%
BANK LOANS — 1.7%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2023 Term Loan I, 3 mo. USD Term SOFR + 3.250%
8.598% VRN 8/24/28	$ 78,777	$ 79,072
Airlines — 0.0%
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.220% VRN 4/21/28	17,667	17,706
Beverages — 0.1%
City Brewing Co. LLC, Closing Date Term Loan, 1 mo. USD Term SOFR + 3.500%
9.164% VRN 4/05/28 (a)	50,548	39,639
Naked Juice LLC
Term Loan, 3 mo. USD Term SOFR + 3.250%
8.698% VRN 1/24/29	139,956	135,042
2nd Lien Term Loan, 3 mo. USD Term SOFR + 6.000%
11.448% VRN 1/24/30	28,134	22,507
		197,188
Chemicals — 0.0%
Chemours Co., 2023 USD Term Loan B, 1 mo. USD Term SOFR + 2.500%
8.856% VRN 8/18/28	84,044	83,792
Commercial Services — 0.1%
Buzz Finco LLC, Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.206% VRN 1/29/27	24,368	24,399
Element Materials Technology Group US Holdings, Inc.
2022 USD Delayed Draw Term Loan, 3 mo. USD Term SOFR + 4.250%
9.698% VRN 7/06/29	9,375	9,269
2022 USD Term Loan, 3 mo. USD Term SOFR + 4.250%
9.698% VRN 7/06/29	20,311	20,083
Pre-Paid Legal Services, Inc., 2021 Term Loan, 1 mo. USD Term SOFR + 3.750%
9.220% VRN 12/15/28	28,148	27,902
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD Term SOFR + 4.000%
9.625% VRN 3/04/28	111,691	97,769

	Principal Amount	Value
Trans Union LLC, 2021 Term Loan B6, 1 mo. USD Term SOFR + 2.250%
7.606% VRN 12/01/28	$ 72,404	$ 72,594
TruGreen Ltd. Partnership, 2020 Term Loan, 1 mo. USD Term SOFR + 4.000%
9.456% VRN 11/02/27	23,912	23,051
		275,067
Computers — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, 1 mo. USD Term SOFR + 4.000%
9.470% VRN 1/29/27	28,935	28,908
Peraton Corp., Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.206% VRN 2/01/28	95,622	95,741
		124,649
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD Term SOFR + 3.500%
8.948% VRN 10/01/26	58,123	58,372
Distribution & Wholesale — 0.0%
Patriot Container Corp., 2018 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.750%
9.106% VRN 3/20/25	13,490	12,897
Diversified Financial Services — 0.1%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 3 mo. USD Term SOFR + 3.750%
9.098% VRN 4/09/27	58,258	57,628
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, 3 mo. USD Term SOFR + 2.000%
7.610% VRN 11/05/28	175,000	175,437
		233,065
Electronics — 0.0%
II-VI, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.220% VRN 7/02/29	82,452	82,590
Entertainment — 0.1%
Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1 mo. USD Term SOFR + 2.000%
7.456% VRN 3/17/28	49,617	49,555

The accompanying notes are an integral part of the financial statements.
157

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
PENN Entertainment, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.206% VRN 5/03/29	$ 22,179	$ 22,205
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.465% VRN 4/14/29	44,914	44,984
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, 1 mo. USD Term SOFR + 2.750%
8.220% VRN 5/18/25	119,216	119,440
		236,184
Environmental Controls — 0.0%
Filtration Group Corp., 2023 USD Term Loan, 1 mo. USD Term SOFR + 4.250%
9.720% VRN 10/21/28	21,609	21,681
Food — 0.0%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.750%,
9.220% VRN 10/01/25	7,262	6,947
Froneri International Ltd., 2020 USD Term Loan, 1 mo. USD Term SOFR + 2.250%
7.706% VRN 1/29/27	20,259	20,267
H Food Holdings LLC, 2018 Term Loan B, 3 mo. USD Term SOFR + 3.688%
9.269% VRN 5/23/25	12,421	9,891
		37,105
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.250%
7.706% VRN 11/08/27	56,427	56,506
Bausch & Lomb Corp.
Term Loan, 3 mo. USD Term SOFR + 3.250%
8.710% VRN 5/10/27	42,522	41,964
2023 Incremental Term Loan, 1 mo. USD Term SOFR + 4.000%
9.356% VRN 9/29/28	28,125	28,019
Medline Borrower LP, USD Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.470% VRN 10/23/28	81,788	82,120
		208,609

	Principal Amount	Value
Health Care – Services — 0.0%
ICON Luxembourg SARL, LUX Term Loan, 3 mo. USD Term SOFR + 2.250%
7.860% VRN 7/03/28	$ 36,743	$ 36,847
Star Parent, Inc., Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.348% VRN 9/27/30	33,567	33,133
		69,980
Home Furnishing — 0.0%
AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.093% VRN 7/31/28	41,137	41,114
Insurance — 0.1%
Acrisure LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 3.500%
9.150% VRN 2/15/27	97,964	97,632
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.720% VRN 2/19/28	172,862	172,909
Asurion LLC, 2020 Term Loan B8, 1 mo. USD Term SOFR + 3.250%
8.720% VRN 12/23/26	56,852	56,662
		327,203
Internet — 0.1%
Arches Buyer, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.706% VRN 12/06/27	24,917	24,329
Gen Digital, Inc., 2021 Term Loan A, 1 mo. USD Term SOFR + 1.500%
6.956% VRN 9/10/27	74,876	74,549
MH Sub I LLC, 2023 Term Loan, 1 mo. USD Term SOFR + 4.250%
9.606% VRN 5/03/28	17,607	17,281
Prime Security Services Borrower LLC, 2023 Term Loan A, 1 mo. USD Term SOFR + 2.250%
7.691% VRN 3/14/28	24,367	24,144
Proofpoint, Inc., 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.250%
8.720% VRN 8/31/28	4,925	4,919
		145,222

The accompanying notes are an integral part of the financial statements.
158

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Lodging — 0.0%
Fertitta Entertainment LLC, 2022 Term Loan B, 1 mo. USD Term SOFR + 4.000%
9.356% VRN 1/27/29	$ 73,316	$ 73,301
Machinery – Diversified — 0.0%
ASP Blade Holdings, Inc., Initial Term Loan, 3 mo. USD Term SOFR + 4.000%
9.610% VRN 10/13/28	39,620	35,243
Media — 0.1%
CSC Holdings LLC
2017 Term Loan B1, 1 mo. USD LIBOR + 2.250%
7.726% VRN 7/17/25	75,000	73,661
2019 Term Loan B5, 1 mo. USD LIBOR + 2.500%
7.976% VRN 4/15/27	47,177	44,593
DirecTV Financing LLC, Term Loan, 3 mo. USD Term SOFR + 5.000%
10.650% VRN 8/02/27	135,575	135,423
Virgin Media Bristol LLC, 2023 USD Term Loan Y, 6 mo. USD Term SOFR + 3.250%
8.790% VRN 3/31/31	150,000	149,208
		402,885
Packaging & Containers — 0.1%
Berry Global, Inc., 2023 Term Loan AA, 1 mo. USD Term SOFR + 1.750%
7.222% VRN 7/01/29 (a)	230,407	230,539
Pharmaceuticals — 0.3%
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.193% VRN 8/01/27	167,125	165,942
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.448% VRN 10/01/27	97,980	95,040
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 3 mo. USD Term SOFR + 2.000%
7.538% VRN 11/15/27	241,362	241,060
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD Term SOFR + 3.500%
8.970% VRN 5/05/28	138,510	139,145
Organon & Co., USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.472% VRN 6/02/28	252,592	252,752

	Principal Amount	Value
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD Term SOFR + 2.250%
7.860% VRN 7/03/28	$ 9,155	$ 9,180
		903,119
Private Equity — 0.0%
GTCR W Merger Sub LLC, USD Term Loan B,
0.000% 9/20/30 (a)	65,208	65,452
Retail — 0.2%
1011778 BC Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD Term SOFR + 2.250%
7.606% VRN 9/20/30	43,372	43,357
KFC Holding Co., 2021 Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.223% VRN 3/15/28	39,016	39,016
Mativ Holdings, Inc., Delayed Draw Term Loan A, 1 mo. USD Term SOFR + 2.500%
7.956% VRN 5/06/27	17,744	17,300
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD Term SOFR + 4.250%
9.860% VRN 4/15/28	234,000	193,518
Whatabrands LLC, 2021 Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.470% VRN 8/03/28	220,500	220,599
		513,790
Semiconductors — 0.0%
Entegris, Inc., 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500%, 3 mo. USD Term SOFR + 2.500%
7.856% - 7.860% VRN 7/06/29	6,602	6,624
Software — 0.2%
Athenahealth Group, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.606% VRN 2/15/29	235,656	234,360
Central Parent, Inc., 2023 Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.348% VRN 7/06/29	35,322	35,463
EagleView Technology Corp., 2018 Add On Term Loan B, 3 mo. USD Term SOFR + 3.500%
9.111% VRN 8/14/25 (a)	70,173	68,301

The accompanying notes are an integral part of the financial statements.
159

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Open Text Corp.
Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.206% VRN 5/30/25	$ 26,077	$ 26,104
2023 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.206% VRN 1/31/30	52,774	52,860
Oracle Corp., Term Loan A1, 1 mo. USD Term SOFR + 1.600%
7.043% VRN 8/16/27	195,574	194,596
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.000%
8.470% VRN 4/24/28	14,281	14,151
Renaissance Holding Corp., 2023 Refi Term Loan, 1 mo. USD Term SOFR + 4.750%
10.106% VRN 4/05/30	40,433	40,528
Sophia LP, 2021 Term Loan B, 1 mo. USD Term SOFR + 3.500%
8.956% VRN 10/07/27	21,221	21,241
SS&C Technologies, Inc., 2018 Term Loan B5, 1 mo. USD Term SOFR + 1.750%
7.220% VRN 4/16/25	121,724	121,833
		809,437
Telecommunications — 0.1%
Frontier Communications Corp., 2021 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.750%
9.220% VRN 10/08/27	22,723	22,581
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.210% VRN 4/11/25	69,599	69,654
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B, 1 mo. USD Term SOFR + 4.325%
9.681% VRN 3/09/27	111,978	95,784
		188,019
Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD Term SOFR + 2.000%
7.448% VRN 12/30/26	41,459	41,523
TOTAL BANK LOANS (Cost $5,534,533)		5,521,428

	Principal Amount	Value
Corporate Debt — 22.2%
Agriculture — 0.8%
BAT Capital Corp.
4.390% 8/15/37	$ 400,000	$ 334,932
4.540% 8/15/47	1,050,000	806,115
4.758% 9/06/49	34,000	26,948
5.650% 3/16/52	185,000	166,989
Imperial Brands Finance PLC
3.125% 7/26/24 (b)	320,000	314,681
3.500% 7/26/26 (b)	225,000	214,635
4.250% 7/21/25 (b)	415,000	407,567
Reynolds American, Inc.
5.850% 8/15/45	315,000	294,858
		2,566,725
Airlines — 0.2%
United Airlines Pass-Through Trust, Series 2023-1, Class PTT,
5.800% 7/15/37	665,000	674,368
Banks — 8.1%
Bank of America Corp.
Secured Overnight Financing Rate + 0.910% 1.658% VRN 3/11/27	755,000	698,458
Secured Overnight Financing Rate + 0.960% 1.734% VRN 7/22/27	160,000	146,584
Secured Overnight Financing Rate + 1.370% 1.922% VRN 10/24/31	70,000	56,830
Secured Overnight Financing Rate + 1.060% 2.087% VRN 6/14/29	895,000	788,780
Secured Overnight Financing Rate + 1.220% 2.299% VRN 7/21/32	90,000	73,488
Secured Overnight Financing Rate + 1.050% 2.551% VRN 2/04/28	635,000	588,223
Secured Overnight Financing Rate + 1.210% 2.572% VRN 10/20/32	75,000	62,180
Secured Overnight Financing Rate + 2.150% 2.592% VRN 4/29/31	55,000	47,398
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	470,000	442,707
3 mo. USD Term SOFR + 1.837% 3.824% VRN 1/20/28	415,000	398,724
3 mo. USD Term SOFR + 1.332% 3.970% VRN 3/05/29	485,000	463,230
Citigroup, Inc.
Secured Overnight Financing Rate + 0.669% 0.981% VRN 5/01/25	85,000	83,557
Secured Overnight Financing Rate + 0.770% 1.462% VRN 6/09/27	100,000	91,514

The accompanying notes are an integral part of the financial statements.
160

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 1.167% 2.561% VRN 5/01/32	$ 220,000	$ 183,552
Secured Overnight Financing Rate + 2.107% 2.572% VRN 6/03/31	155,000	132,404
Secured Overnight Financing Rate + 1.422% 2.976% VRN 11/05/30	150,000	133,559
Secured Overnight Financing Rate + 1.351% 3.057% VRN 1/25/33	505,000	430,857
3 mo. USD Term SOFR + 1.454% 4.075% VRN 4/23/29	525,000	505,279
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 0.798% 1.431% VRN 3/09/27	500,000	461,044
Secured Overnight Financing Rate + 0.818% 1.542% VRN 9/10/27	1,450,000	1,315,175
Secured Overnight Financing Rate + 1.248% 2.383% VRN 7/21/32	65,000	53,406
Secured Overnight Financing Rate + 1.264% 2.650% VRN 10/21/32	40,000	33,332
Secured Overnight Financing Rate + 0.486% 5.861% FRN 10/21/24	530,000	529,332
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.732% 2.013% VRN 9/22/28	1,495,000	1,330,930
Secured Overnight Financing Rate + 1.285% 2.206% VRN 8/17/29	610,000	532,485
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 0.580% 0.969% VRN 6/23/25	1,060,000	1,035,214
Secured Overnight Financing Rate + 0.885% 1.578% VRN 4/22/27	660,000	609,064
Secured Overnight Financing Rate + 1.015% 2.069% VRN 6/01/29	1,500,000	1,329,976
3 mo. USD Term SOFR + 1.250% 2.580% VRN 4/22/32	510,000	431,376
3 mo. USD Term SOFR + 1.510% 2.739% VRN 10/15/30	230,000	204,498
Lloyds Banking Group PLC
1 yr. CMT + 0.850% 1.627% VRN 5/11/27	515,000	471,869
3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	95,000	89,258
1 yr. CMT + 3.500% 3.870% VRN 7/09/25	220,000	217,913
Morgan Stanley
Secured Overnight Financing Rate + 0.560% 1.164% VRN 10/21/25	1,300,000	1,251,108

	Principal Amount	Value
Secured Overnight Financing Rate + 0.879% 1.593% VRN 5/04/27	$ 340,000	$ 313,272
Secured Overnight Financing Rate + 1.020% 1.928% VRN 4/28/32	90,000	72,371
Secured Overnight Financing Rate + 1.178% 2.239% VRN 7/21/32	140,000	114,274
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	495,000	392,331
NatWest Group PLC 3 mo. USD LIBOR + 1.762% 4.269%
VRN 3/22/25	185,000	184,344
PNC Financial Services Group, Inc.
Secured Overnight Financing Rate + 1.933% 5.068% VRN 1/24/34	655,000	640,892
Secured Overnight Financing Rate + 1.841% 5.582% VRN 6/12/29	165,000	168,520
Secured Overnight Financing Rate Index + 2.140% 6.037% VRN 10/28/33	115,000	120,153
Secured Overnight Financing Rate + 2.284% 6.875% VRN 10/20/34	210,000	233,129
Santander UK Group Holdings PLC
Secured Overnight Financing Rate + 0.787% 1.089% VRN 3/15/25	540,000	534,059
1 yr. CMT + 1.250% 1.532% VRN 8/21/26	710,000	662,091
Secured Overnight Financing Rate + 0.989% 1.673% VRN 6/14/27	120,000	109,088
Secured Overnight Financing Rate + 1.220% 2.469% VRN 1/11/28	200,000	182,256
UBS Group AG
Secured Overnight Financing Rate Index + 0.980% 1.305% VRN 2/02/27 (b)	610,000	558,288
1 yr. CMT + 0.850% 1.494% VRN 8/10/27 (b)	65,000	58,730
Secured Overnight Financing Rate + 1.560% 2.593% VRN 9/11/25 (b)	55,000	53,806
Secured Overnight Financing Rate + 1.730% 3.091% VRN 5/14/32 (b)	860,000	732,433
3 mo. USD LIBOR + 1.410% 3.869% VRN 1/12/29 (b)	65,000	61,273
Secured Overnight Financing Rate + 3.340% 6.373% VRN 7/15/26 (b)	180,000	182,000
Secured Overnight Financing Rate + 3.920% 6.537% VRN 8/12/33 (b)	1,235,000	1,317,939

The accompanying notes are an integral part of the financial statements.
161

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 5.020% 9.016% VRN 11/15/33 (b)	$ 550,000	$ 676,079
US Bancorp
Secured Overnight Financing Rate + 1.600% 4.839% VRN 2/01/34	755,000	723,172
Secured Overnight Financing Rate + 2.260% 5.836% VRN 6/12/34	190,000	195,990
Secured Overnight Financing Rate + 2.090% 5.850% VRN 10/21/33	140,000	144,233
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.100% 2.393% VRN 6/02/28	1,120,000	1,025,836
3 mo. USD Term SOFR + 1.432% 2.879% VRN 10/30/30	490,000	435,591
Secured Overnight Financing Rate + 1.500% 3.350% VRN 3/02/33	785,000	685,632
Secured Overnight Financing Rate + 1.510% 3.526% VRN 3/24/28	655,000	624,882
Secured Overnight Financing Rate + 2.100% 4.897% VRN 7/25/33	400,000	389,670
		26,815,638
Beverages — 0.2%
Bacardi Ltd.
4.450% 5/15/25 (b)	485,000	478,157
Triton Water Holdings, Inc.
6.250% 4/01/29 (b) (c)	263,000	229,139
		707,296
Biotechnology — 0.0%
Amgen, Inc.
4.200% 2/22/52	145,000	122,718
Chemicals — 0.3%
International Flavors & Fragrances, Inc.
1.832% 10/15/27 (b)	70,000	61,340
2.300% 11/01/30 (b)	570,000	471,319
3.268% 11/15/40 (b)	30,000	21,467
3.468% 12/01/50 (b)	65,000	44,362
4.375% 6/01/47	65,000	49,868
5.000% 9/26/48	385,000	326,767
SK Invictus Intermediate II SARL
5.000% 10/30/29 (b)	32,000	27,760
		1,002,883
Commercial Services — 0.1%
Adtalem Global Education, Inc.
5.500% 3/01/28 (b)	37,000	35,590
Global Payments, Inc.
4.875% 3/17/31 EUR (d)	100,000	115,734

	Principal Amount	Value
Upbound Group, Inc.
6.375% 2/15/29 (b)	$ 35,000	$ 32,848
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (b) (c)	25,000	24,060
		208,232
Computers — 0.0%
NCR Voyix Corp.
5.250% 10/01/30 (b)	145,000	133,165
Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300% 1/30/32	420,000	365,538
3.500% 1/15/25	1,000,000	977,330
Air Lease Corp.
5.850% 12/15/27	355,000	364,177
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (b)	389,000	344,592
2.875% 2/15/25 (b)	335,000	323,119
3.950% 7/01/24 (b)	130,000	128,252
Capital One Financial Corp. Secured Overnight Financing Rate + 1.790%
3.273% VRN 3/01/30	535,000	477,810
GGAM Finance Ltd.
8.000% 2/15/27 (b)	265,000	271,636
Park Aerospace Holdings Ltd.
5.500% 2/15/24 (b)	82,000	81,847
		3,334,301
Electric — 1.6%
Arizona Public Service Co.
6.350% 12/15/32	675,000	732,658
Duke Energy Carolinas LLC
4.000% 9/30/42	1,000,000	856,706
Duke Energy Florida LLC
5.875% 11/15/33	70,000	75,456
Florida Power & Light Co.
3.990% 3/01/49	495,000	423,857
Jersey Central Power & Light Co.
4.700% 4/01/24 (b)	800,000	797,101
6.400% 5/15/36	425,000	455,697
MidAmerican Energy Co.
4.800% 9/15/43	1,400,000	1,317,315
Southwestern Electric Power Co.
3.250% 11/01/51	170,000	114,554
TenneT Holding BV
2.750% 5/17/42 EUR (b) (d)	190,000	193,709
4.500% 10/28/34 EUR (b) (d)	245,000	299,641
4.750% 10/28/42 EUR (b) (d)	100,000	126,947
		5,393,641

The accompanying notes are an integral part of the financial statements.
162

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Engineering & Construction — 0.0%
Artera Services LLC
9.033% 12/04/25 (b) (c)	$ 95,000	$ 89,871
Entertainment — 0.5%
Warnermedia Holdings, Inc.
4.279% 3/15/32	190,000	173,889
5.050% 3/15/42	905,000	797,830
5.141% 3/15/52	910,000	781,104
		1,752,823
Environmental Controls — 0.1%
Waste Pro USA, Inc.
5.500% 2/15/26 (b)	175,000	168,438
Food — 0.8%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.750% 3/15/34 (b)	640,000	674,323
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
4.375% 2/02/52	135,000	100,500
5.750% 4/01/33	320,000	316,988
6.500% 12/01/52	415,000	417,282
Pilgrim's Pride Corp.
3.500% 3/01/32 (b)	403,000	340,704
6.250% 7/01/33	45,000	46,301
Post Holdings, Inc.
5.750% 3/01/27 (b)	150,000	148,822
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.625% 3/01/29 (b)	150,000	129,777
Smithfield Foods, Inc.
2.625% 9/13/31 (b)	635,000	491,139
		2,665,836
Gas — 0.3%
KeySpan Gas East Corp.
5.994% 3/06/33 (b)	630,000	640,646
National Gas Transmission PLC
4.250% 4/05/30 EUR (b) (d)	100,000	114,522
Piedmont Natural Gas Co., Inc.
5.400% 6/15/33	155,000	159,359
		914,527
Health Care – Products — 0.3%
Medtronic Global Holdings SCA
3.375% 10/15/34 EUR (d)	100,000	111,335
Revvity, Inc.
2.250% 9/15/31	800,000	655,955

	Principal Amount	Value
Sartorius Finance BV
4.500% 9/14/32 EUR (b) (d)	$ 100,000	$ 114,987
		882,277
Health Care – Services — 1.0%
Centene Corp.
2.450% 7/15/28	488,000	434,613
3.000% 10/15/30	453,000	392,318
4.250% 12/15/27	230,000	221,617
CommonSpirit Health
2.782% 10/01/30	290,000	251,449
Fortrea Holdings, Inc.
7.500% 7/01/30 (b)	50,000	51,349
Fresenius Medical Care US Finance III, Inc.
1.875% 12/01/26 (b)	340,000	307,144
HCA, Inc.
3.500% 7/15/51	182,000	128,159
5.000% 3/15/24	287,000	286,477
5.250% 6/15/49	290,000	269,574
5.500% 6/15/47	25,000	24,068
Kedrion SpA
6.500% 9/01/29 (b)	250,000	227,500
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (b) (c)	300,000	245,202
Universal Health Services, Inc.
1.650% 9/01/26	385,000	350,289
		3,189,759
Household Products & Wares — 0.1%
Central Garden & Pet Co.
5.125% 2/01/28	123,000	119,507
Spectrum Brands, Inc.
3.875% 3/15/31 (b) (c)	70,000	63,700
		183,207
Insurance — 0.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 10/15/27 (b)	35,000	34,876
Aon Corp./Aon Global Holdings PLC
3.900% 2/28/52	190,000	150,971
Arthur J Gallagher & Co.
5.750% 3/02/53	180,000	183,169
Athene Global Funding
1.985% 8/19/28 (b)	555,000	479,053
3.205% 3/08/27 (b)	135,000	123,882
Secured Overnight Financing Rate Index + 0.700% 6.108% FRN 5/24/24 (b)	505,000	504,608

The accompanying notes are an integral part of the financial statements.
163

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (b)	$ 970,000	$ 814,800
Teachers Insurance & Annuity Association of America
3.300% 5/15/50 (b)	225,000	165,902
4.270% 5/15/47 (b)	130,000	113,181
Willis North America, Inc.
2.950% 9/15/29	290,000	259,372
		2,829,814
Internet — 0.1%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.750% 4/30/27 (b)	55,000	52,525
Tencent Holdings Ltd.
3.680% 4/22/41 (b)	335,000	263,376
		315,901
Machinery – Diversified — 0.0%
OT Merger Corp.
7.875% 10/15/29 (b)	90,000	53,910
Media — 0.8%
Cable One, Inc.
4.000% 11/15/30 (b) (c)	75,000	60,723
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	92,000	86,852
4.800% 3/01/50	330,000	255,444
4.908% 7/23/25	205,000	203,051
5.250% 4/01/53 (c)	265,000	221,949
5.375% 5/01/47	95,000	80,733
5.750% 4/01/48	280,000	248,494
CSC Holdings LLC
5.750% 1/15/30 (b)	100,000	62,250
6.500% 2/01/29 (b) (c)	553,000	488,078
7.500% 4/01/28 (b) (c)	32,000	23,939
Time Warner Cable LLC
5.500% 9/01/41	535,000	462,820
5.875% 11/15/40	170,000	153,884
VZ Secured Financing BV
5.000% 1/15/32 (b)	420,000	358,563
		2,706,780
Oil & Gas — 0.2%
KazMunayGas National Co. JSC
4.750% 4/19/27 (b)	200,000	194,300
Pertamina Persero PT
3.100% 8/27/30 (b)	200,000	179,304

	Principal Amount	Value
Petroleos Mexicanos
5.950% 1/28/31	$ 50,000	$ 39,925
6.625% 6/15/35	300,000	230,084
Shell International Finance BV
3.750% 9/12/46	25,000	20,774
		664,387
Packaging & Containers — 0.6%
Amcor Finance USA, Inc.
3.625% 4/28/26	650,000	627,508
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.250% 8/15/27 (b) (c)	265,000	205,869
5.250% 8/15/27 (b) (c)	100,000	77,686
Berry Global, Inc.
1.570% 1/15/26	394,000	366,024
1.650% 1/15/27	12,000	10,804
4.875% 7/15/26 (b)	330,000	324,293
Trivium Packaging Finance BV
5.500% 8/15/26 (b)	320,000	313,955
		1,926,139
Pharmaceuticals — 0.6%
1375209 BC Ltd.
9.000% 1/30/28 (b) (c)	205,000	199,895
Bayer US Finance II LLC
4.375% 12/15/28 (b)	893,000	848,564
4.625% 6/25/38 (b)	795,000	686,828
4.875% 6/25/48 (b)	210,000	177,107
Cigna Group
3.400% 3/15/51	250,000	184,865
		2,097,259
Pipelines — 0.5%
Energy Transfer LP
4.950% 6/15/28	125,000	124,511
5.000% 5/15/50	220,000	196,146
5.150% 3/15/45	335,000	307,153
5.350% 5/15/45	50,000	46,437
Galaxy Pipeline Assets Bidco Ltd.
2.160% 3/31/34 (b)	169,888	147,310
Rockies Express Pipeline LLC
4.800% 5/15/30 (b)	250,000	228,750
4.950% 7/15/29 (b)	200,000	191,235
TransCanada PipeLines Ltd.
4.625% 3/01/34	35,000	33,135
TransMontaigne Partners LP/TLP Finance Corp.
6.125% 2/15/26	181,000	163,352
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	270,000	244,971

The accompanying notes are an integral part of the financial statements.
164

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Venture Global LNG, Inc.
9.500% 2/01/29 (b)	$ 153,000	$ 161,900
		1,844,900
Real Estate — 0.3%
Annington Funding PLC
3.184% 7/12/29 GBP (b) (d)	200,000	227,799
3.685% 7/12/34 GBP (b) (d)	100,000	107,199
Blackstone Property Partners Europe Holdings SARL
1.625% 4/20/30 EUR (b) (d)	200,000	176,462
1.750% 3/12/29 EUR (b) (d)	200,000	185,533
Vonovia Finance BV
2.250% 4/07/30 EUR (b) (d)	100,000	99,156
Vonovia SE
1.500% 6/14/41 EUR (b) (d)	100,000	71,580
		867,729
Real Estate Investment Trusts (REITS) — 1.8%
American Homes 4 Rent LP
3.375% 7/15/51	205,000	140,415
American Tower Corp.
1.000% 1/15/32 EUR (d)	100,000	90,282
2.300% 9/15/31	356,000	294,350
2.700% 4/15/31	80,000	68,697
CapitaLand Ascendas REIT
0.750% 6/23/28 EUR (b) (d)	185,000	173,596
Digital Intrepid Holding BV
0.625% 7/15/31 EUR (b) (d)	425,000	367,794
Extra Space Storage LP
2.350% 3/15/32	245,000	199,704
2.400% 10/15/31	76,000	62,697
2.550% 6/01/31	130,000	108,408
GLP Capital LP/GLP Financing II, Inc.
3.250% 1/15/32	317,000	267,628
4.000% 1/15/30	642,000	585,812
4.000% 1/15/31	75,000	67,548
6.750% 12/01/33	100,000	107,883
Healthcare Realty Holdings LP
2.000% 3/15/31	200,000	160,072
2.050% 3/15/31	67,000	51,856
2.400% 3/15/30	195,000	160,120
3.100% 2/15/30	190,000	166,098
3.625% 1/15/28	45,000	41,474
Hudson Pacific Properties LP
3.250% 1/15/30	270,000	198,295
3.950% 11/01/27	100,000	83,711
4.650% 4/01/29 (c)	125,000	101,396
5.950% 2/15/28 (c)	160,000	141,414

	Principal Amount	Value
Invitation Homes Operating Partnership LP
2.000% 8/15/31	$ 405,000	$ 322,283
4.150% 4/15/32	40,000	36,756
5.500% 8/15/33	65,000	65,078
LXP Industrial Trust
2.375% 10/01/31	430,000	345,240
Physicians Realty LP
2.625% 11/01/31	190,000	156,318
4.300% 3/15/27	45,000	43,771
Prologis Euro Finance LLC
4.250% 1/31/43 EUR (d)	310,000	344,251
Realty Income Corp.
5.125% 7/06/34 EUR (d)	150,000	182,750
Rexford Industrial Realty LP
2.150% 9/01/31	5,000	4,002
VICI Properties LP
4.950% 2/15/30	60,000	58,219
5.125% 5/15/32	501,000	488,377
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (b)	10,000	9,440
3.875% 2/15/29 (b)	160,000	146,981
4.125% 8/15/30 (b)	19,000	17,308
4.500% 9/01/26 (b)	100,000	96,792
4.500% 1/15/28 (b)	58,000	55,324
4.625% 6/15/25 (b)	25,000	24,556
		6,036,696
Retail — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.750% 1/15/30 (b) (c)	147,000	129,066
Michaels Cos., Inc.
5.250% 5/01/28 (b) (c)	170,000	134,399
Raising Cane's Restaurants LLC
9.375% 5/01/29 (b)	25,000	26,680
		290,145
Savings & Loans — 0.1%
Nationwide Building Society Secured Overnight Financing Rate + 1.290% 2.972%
VRN 2/16/28 (b)	340,000	316,187
Software — 0.5%
Fiserv, Inc.
5.600% 3/02/33	435,000	454,084
5.625% 8/21/33	200,000	209,515
Open Text Corp.
6.900% 12/01/27 (b)	50,000	51,983

The accompanying notes are an integral part of the financial statements.
165

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Oracle Corp.
2.800% 4/01/27	$ 140,000	$ 132,054
3.950% 3/25/51	983,000	769,753
6.500% 4/15/38	210,000	231,803
		1,849,192
Telecommunications — 0.3%
Frontier Communications Holdings LLC
8.625% 3/15/31 (b)	396,000	403,762
Intelsat Jackson Holdings SA
6.500% 3/15/30 (b)	167,000	159,085
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 9/20/29 (b)	217,187	215,305
T-Mobile USA, Inc.
3.750% 4/15/27	375,000	363,723
		1,141,875
Water — 0.1%
Thames Water Utilities Finance PLC
4.375% 1/18/31 EUR (b) (d)	160,000	166,530
TOTAL CORPORATE DEBT (Cost $77,835,128)		73,913,149
Municipal Obligations — 0.8%
California State University, Revenue Bond, Revenue Bond
2.374% 11/01/35	5,000	3,903
City of New York NY, General Obligation
5.968% 3/01/36	500,000	538,590
Jersey City Municipal Utilities Authority, Revenue Bond
5.470% 5/15/27	520,000	529,381
New York City Transitional Finance Authority Future Tax Secured Revenue
Revenue Bond, 2.450% 11/01/34	560,000	447,476
Revenue Bond, 5.508% 8/01/37	45,000	46,372
New York State Dormitory Authority, Revenue Bond
5.289% 3/15/33	750,000	765,356
University of California, Revenue Bond
2.247% 5/15/34	290,000	232,542
		2,563,620
TOTAL MUNICIPAL OBLIGATIONS (Cost $2,845,193)		2,563,620

	Principal Amount	Value
Non-U.S. Government Agency Obligations — 16.7%
Commercial Mortgage-Backed Securities — 3.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A,
4.091% VRN 8/10/38 (b) (e)	$620,000	$ 570,114
BX Commercial Mortgage Trust
Series 2020-VIV4, Class A, 2.843% 3/09/44 (b)	1,160,000	994,166
Series 2020-VIVA, Class D, 3.549% VRN 3/11/44 (b) (e)	780,000	647,894
Series 2019-XL, Class A, 1 mo. USD Term SOFR + 1.034% 6.396% FRN 10/15/36 (b)	529,183	527,860
Series 2022-CSMO, Class A, 1 mo. USD Term SOFR + 2.115% 7.477% FRN 6/15/27 (b)	692,000	692,433
BX Trust
Series 2019-OC11, Class A, 3.202% 12/09/41 (b)	180,000	159,237
Series 2019-OC11, Class E, 3.944% VRN 12/09/41 (b) (e)	300,000	251,488
Series 2022-VAMF, Class C, 1 mo. USD Term SOFR + 1.580% 6.942% FRN 1/15/39 (b)	443,000	430,260
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class D, 1 mo. USD Term SOFR + 3.188%
8.550% FRN 3/15/35 (b)	894,000	877,231
Century Plaza Towers, Series 2019-CPT, Class A
2.865% 11/13/39 (b)	355,000	299,765
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, 1 mo. USD Term SOFR + 2.697%
8.059% FRN 5/15/36 (b)	897,766	888,837
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (b)	375,000	308,127
Grace Trust, Series 2020-GRCE, Class A
2.347% 12/10/40 (b)	900,000	728,837
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 2.943% VRN 12/10/41 (b) (e)	375,000	325,067
Series 2019-30HY, Class A, 3.228% 7/10/39 (b)	385,000	341,270

The accompanying notes are an integral part of the financial statements.
166

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397% 6/05/39 (b)	$385,000	$ 347,061
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (b)	255,000	192,225
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (b)	490,000	413,643
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1,
3.872% VRN 1/05/43 (b) (e)	655,000	461,260
SMRT Commercial Mortgage Trust, Series 2022-MINI, Class F, 1 mo. USD Term SOFR + 3.350%
8.712% FRN 1/15/39 (b)	630,000	578,992
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class E,
3.860% VRN 9/15/31 (b) (e)	281,000	259,081
		10,294,848
Home Equity Asset-Backed Securities — 0.4%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4, Class M2, 1 mo. USD Term SOFR + 0.819%
6.175% FRN 10/25/35	652,035	596,121
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD Term SOFR + 0.549%
5.905% FRN 8/25/36	51,250	51,123
Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD Term SOFR + 0.694%
6.050% FRN 1/25/36	781,496	735,665
		1,382,909
Other Asset-Backed Securities — 5.7%
AIMCO CLO, Series 2015-AA, Class BR2, 3 mo. USD Term SOFR + 1.862%
7.264% FRN 10/17/34 (b)	1,100,000	1,096,512
AIMCO CLO 11 Ltd., Series 2020-11A, Class AR, 3 mo. USD Term SOFR + 1.392%
6.794% FRN 10/17/34 (b)	750,000	749,451
Allegro CLO XII Ltd., Series 2020-1A, Class A1, 3 mo. USD Term SOFR + 1.512%
6.924% FRN 1/21/32 (b)	850,000	849,991

	Principal Amount	Value
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class A, 3 mo. USD Term SOFR + 1.362%
6.756% FRN 7/15/33 (b)	$ 800,000	$ 799,205
Countrywide Asset-Backed Certificates Trust, Series 2004-7, Class MF2,
4.169% VRN 10/25/34 (e)	1,577,040	1,481,788
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 3 mo. USD Term SOFR + 1.162%
6.556% FRN 4/15/29 (b)	719,382	718,307
Eaton Vance CLO Ltd., Series 2020-1A, Class AR, 3 mo. USD Term SOFR + 1.432%
6.826% FRN 10/15/34 (b)	990,000	990,013
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M1, 1 mo. USD Term SOFR + 0.669%
6.025% FRN 1/25/36	638,294	615,457
FirstKey Homes Trust, Series 2020-SFR2, Class E
2.668% 10/19/37 (b)	390,000	362,583
Flatiron CLO 21 Ltd., Series 2021-1A, Class B, 3 mo. USD Term SOFR + 1.862%
7.258% FRN 7/19/34 (b)	850,000	844,947
GSAMP Trust, Series 2005-HE5, Class M3, 1 mo. USD Term SOFR + 0.804% 6.160%
FRN 11/25/35	223,887	219,691
HPS Loan Management Ltd., Series 2021-16A, Class A1, 3 mo. USD Term SOFR + 1.402%
6.814% FRN 1/23/35 (b)	1,000,000	998,504
JP Morgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4, 4.267%
STEP 3/25/47	2,637,959	1,751,314
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A2, 1 mo. USD Term SOFR + 0.334%
5.690% FRN 10/25/36	5,891,314	1,822,147
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3 mo. USD Term SOFR + 1.062%
6.456% FRN 1/15/28 (b)	539,646	538,324
Progress Residential Trust
Series 2020-SFR3, Class E, 2.296% 10/17/27 (b)	590,000	546,300

The accompanying notes are an integral part of the financial statements.
167

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-SFR3, Class F, 2.796% 10/17/27 (b)	$ 360,000	$335,418
Series 2021-SFR2, Class F, 3.395% 4/19/38 (b)	1,150,000	1,036,502
Series 2021-SFR10, Class F, 4.608% 12/17/38 (b)	1,246,049	1,058,175
Rockford Tower CLO Ltd., Series 2021-1A, Class A1, 3 mo. USD Term SOFR + 1.432%
6.847% FRN 7/20/34 (b)	850,000	849,984
Saxon Asset Securities Trust, Series 2007-2, Class A2C, 1 mo. USD Term SOFR + 0.354%
5.710% FRN 5/25/47	1,478,976	1,023,435
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (b)	444,000	409,841
		19,097,889
Student Loans Asset-Backed Securities — 1.5%
Access Group, Inc., Series 2015-1, Class A, 30 day USD SOFR Average + 0.814%
6.152% FRN 7/25/56 (b)	276,909	265,140
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 90 day USD SOFR Average + 0.462%
5.815% FRN 3/28/35	907,583	859,501
Nelnet Student Loan Trust, Series 2015-1A, Class A, 30 day USD SOFR Average + 0.704%
6.042% FRN 4/25/46 (b)	505,890	497,359
SLM Student Loan Trust
Series 2007-7, Class A4, 90 day USD SOFR Average + 0.592% 5.926% FRN 1/25/22	430,819	420,411
Series 2012-7, Class A3, 30 day USD SOFR Average + 0.764% 6.102% FRN 5/26/26	523,930	503,960
Series 2012-2, Class A, 30 day USD SOFR Average + 0.814% 6.152% FRN 1/25/29	604,780	578,114
Series 2012-1, Class A3, 30 day USD SOFR Average + 1.064% 6.402% FRN 9/25/28	501,716	484,921
Series 2008-6, Class A4, 90 day USD SOFR Average + 1.362% 6.696% FRN 7/25/23	690,982	680,550

	Principal Amount	Value
Series 2008-5, Class B, 90 day USD SOFR Average + 2.112% 7.446% FRN 7/25/73	$700,000	$ 687,314
		4,977,270
Whole Loan Collateral Collateralized Mortgage Obligations — 6.0%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD Term SOFR + 2.428%
7.805% FRN 6/25/45	203,219	198,700
Angel Oak Mortgage Trust
Series 2021-7, Class A1, 1.978% VRN 10/25/66 (b) (e)	201,761	170,124
Series 2022-6,Class A1, 4.300% STEP 7/25/67 (b)	806,411	776,482
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4,
4.114% VRN 3/25/37 (e)	199,928	182,024
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 yr. CMT + 2.400%
7.780% FRN 10/25/35	149,365	147,360
COLT Mortgage Loan Trust, Series 2021-6, Class A1,
1.907% VRN 12/25/66 (b) (e)	676,920	581,892
Countrywide Alternative Loan Trust
Series 2006-OA6, Class 1A2, 1 mo. USD Term SOFR + 0.534% 5.890% FRN 7/25/46	755,138	659,803
Series 2005-31, Class 2A1, 1 mo. USD Term SOFR + 0.714% 6.070% FRN 8/25/35	729,910	654,106
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (b) (e)	718,524	683,121
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1,
1.931% VRN 11/25/66 (b) (e)	1,358,451	1,135,123
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A3, 1 mo. USD Term SOFR + 0.614%
5.970% FRN 2/25/35	1,176,484	1,128,066
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1,
5.866% VRN 11/25/35 (e)	174,667	136,159
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1,
1.750% VRN 12/25/60 (b) (e)	1,454,611	1,328,452

The accompanying notes are an integral part of the financial statements.
168

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage-Backed Securities Trust
Series 2022-PJ6 , Class A4, 3.000% VRN 1/25/53 (b) (e)	$1,863,626	$ 1,587,867
Series 2018-RPL1, Class A1A, 3.750% 10/25/57 (b)	550,301	530,935
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD Term SOFR + 0.514%
5.846% FRN 11/19/36	1,513,716	1,122,881
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD Term SOFR + 0.634%
5.990% FRN 4/25/35	992,483	912,168
IndyMac Index Mortgage Loan Trust
Series 2005-AR19, Class A1, 3.494% VRN 10/25/35 (e)	616,319	463,301
Series 2006-AR27, Class 1A3, 1 mo. USD Term SOFR + 0.654% 6.010% FRN 10/25/36	1,191,142	517,168
JP Morgan Mortgage Trust, Series 2021-13, Class A3,
2.500% VRN 4/25/52 (b) (e)	1,606,533	1,315,098
MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A3, 1 yr. MTA + 0.740%
5.752% FRN 1/25/47	311,987	305,910
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. USD Term SOFR + 1.184%
6.540% FRN 2/25/35	463,424	446,911
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-4 , Class M2, 1 mo. USD Term SOFR + 0.864%
6.220% FRN 11/25/35	1,450,000	1,378,099
Structured Asset Mortgage Investments II Trust, Series 2006-AR8, Class A2, 1 mo. USD Term SOFR + 0.534%
5.890% FRN 10/25/36	1,551,277	1,322,418
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-1 Class 3A2, 5.750% 2/25/36	418,082	379,862
Series 2005-AR15, Class A1A1, 1 mo. USD Term SOFR + 0.634% 5.990% FRN 11/25/45	1,526,526	1,360,795
Series 2005-AR13, Class A1A1, 1 mo. USD Term SOFR + 0.694% 6.050% FRN 10/25/45	278,788	262,982

	Principal Amount	Value
Series 2005-AR2, Class 2A21, 1 mo. USD Term SOFR + 0.774% 6.130% FRN 1/25/45	$ 233,764	$ 228,327
		19,916,134
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $57,881,967)		55,669,050
Sovereign Debt Obligations — 0.7%
Brazilian Government International Bond
3.875% 6/12/30	200,000	183,026
Colombia Government International Bond
3.125% 4/15/31	200,000	162,628
Dominican Republic International Bond
4.500% 1/30/30 (b)	200,000	184,000
Hungary Government International Bond
2.125% 9/22/31 (b)	200,000	161,056
Mexico Government International Bond
4.875% 5/19/33	300,000	289,109
Panama Government International Bond
2.252% 9/29/32 (c)	200,000	145,620
3.160% 1/23/30	200,000	170,050
Paraguay Government International Bond
4.950% 4/28/31 (b)	200,000	195,200
Perusahaan Penerbit SBSN Indonesia III
2.550% 6/09/31 (b)	200,000	174,223
Peruvian Government International Bond
2.783% 1/23/31	200,000	173,813
Poland Government International Bond
4.875% 10/04/33	100,000	101,090
Romania Government International Bond
3.000% 2/14/31 (b)	110,000	93,268
South Africa Government International Bond
5.875% 4/20/32	250,000	236,780
		2,269,863

The accompanying notes are an integral part of the financial statements.
169

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,466,700)		$ 2,269,863
U.S. Government Agency Obligations and Instrumentalities (f) — 37.1%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. REMICS
Series 4818, Class CA, 3.000% 4/15/48	$ 134,260	119,902
Series 4639, Class HZ, 3.250% STEP 4/15/53	1,666,801	1,343,484
Series 4846, Class PA, 4.000% 6/15/47	42,359	41,769
Federal National Mortgage Association REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	237,031	211,416
Series 2018-57, Class QA, 3.500% 5/25/46	49,413	48,573
Series 2018-55, Class PA, 3.500% 1/25/47	61,758	60,002
Government National Mortgage Association REMICS
Series 2018-124, Class NW, 3.500% 9/20/48	232,813	214,158
Series 2019-15, Class GT, 3.500% 2/20/49	143,589	131,494
		2,170,798
Pass-Through Securities — 36.1%
Federal Home Loan Mortgage Corp.
Pool #QE0312 2.000% 4/01/52	1,151,559	941,793
Pool #SD8194 2.500% 2/01/52	1,534,825	1,307,883
Pool #RA6815 2.500% 2/01/52	2,091,004	1,787,052
Pool #SD8205 2.500% 4/01/52	1,660,953	1,414,842
Pool #SD8212 2.500% 5/01/52	1,616,187	1,376,709
Pool #G18592 3.000% 3/01/31	135,675	130,279
Pool #G18627 3.000% 1/01/32	449,198	430,449
Pool #G08710 3.000% 6/01/46	90,722	82,235
Pool #ZM1779 3.000% 9/01/46	460,995	417,375
Pool #G08726 3.000% 10/01/46	681,681	617,911
Pool #G08732 3.000% 11/01/46	248,851	225,571
Pool #G08741 3.000% 1/01/47	687,085	622,380
Pool #QD8259 3.000% 3/01/52	1,816,120	1,610,222
Pool #G07848 3.500% 4/01/44	1,085,364	1,025,370
Pool #G60023 3.500% 4/01/45	996,118	942,516
Pool #G08711 3.500% 6/01/46	296,017	276,850
Pool #G08716 3.500% 8/01/46	414,743	387,889
Pool #G67700 3.500% 8/01/46	497,891	468,299

	Principal Amount	Value
Pool #G08722 3.500% 9/01/46	$ 73,669	$ 68,899
Pool #G08742 3.500% 1/01/47	339,338	317,260
Pool #G08757 3.500% 4/01/47	86,737	81,067
Pool #ZA5103 3.500% 12/01/47	3,322	3,099
Pool #G67707 3.500% 1/01/48	1,807,038	1,706,976
Pool #G08800 3.500% 2/01/48	30,227	28,223
Pool #G08816 3.500% 6/01/48	243,100	226,904
Pool #G61556 3.500% 8/01/48	421,513	395,406
Pool #G60344 4.000% 12/01/45	533,196	516,173
Pool #G67711 4.000% 3/01/48	584,136	564,756
Pool #G67713 4.000% 6/01/48	2,433	2,350
Pool #RA7921 4.000% 9/01/52	1,651,654	1,563,925
Pool #G08843 4.500% 10/01/48	111,116	109,728
Pool #SD2730 4.500% 4/01/53	1,493,406	1,449,132
Pool #G08833 5.000% 7/01/48	73,738	74,287
Pool #G08844 5.000% 10/01/48	66,153	66,563
Federal National Mortgage Association
Pool #MA4176 2.000% 11/01/40	1,191,012	1,025,794
Pool #MA4333 2.000% 5/01/41	177,157	152,305
Pool #MA4158 2.000% 10/01/50	976,940	803,562
Pool #MA4492 2.000% 12/01/51	1,670,068	1,365,851
Pool #BQ6913 2.000% 12/01/51	2,177,293	1,780,681
Pool #BQ7006 2.000% 1/01/52	3,440,877	2,814,092
Pool #CB2802 2.000% 2/01/52	1,125,732	920,671
Pool #FS1598 2.000% 4/01/52	1,565,469	1,280,305
Pool #BL6060 2.455% 4/01/40	570,000	424,741
Pool #MA4512 2.500% 1/01/52	1,628,694	1,387,363
Pool #MA4548 2.500% 2/01/52	1,557,219	1,326,966
Pool #MA4563 2.500% 3/01/52	1,590,601	1,355,412
Pool #MA1607 3.000% 10/01/33	248,454	236,203
Pool #MA3811 3.000% 10/01/49	201,919	178,459
Pool #CB2430 3.000% 12/01/51	2,751,883	2,436,026
Pool #BV8477 3.000% 5/01/52	562,552	498,247
Pool #AB4262 3.500% 1/01/32	212,744	206,849
Pool #MA1512 3.500% 7/01/33	106,543	102,991
Pool #MA1148 3.500% 8/01/42	617,758	580,508
Pool #CA0996 3.500% 1/01/48	118,257	110,767
Pool #MA3305 3.500% 3/01/48	23,161	21,600
Pool #BL1132 3.730% 1/01/29	920,000	881,357
Pool #MA1146 4.000% 8/01/42	254,553	244,229
Pool #AS9830 4.000% 6/01/47	116,178	111,795
Pool #MA3027 4.000% 6/01/47	175,360	168,745
Pool #AS9972 4.000% 7/01/47	106,215	102,208
Pool #931504 4.500% 7/01/39	36,124	36,067
Pool #CA1710 4.500% 5/01/48	388,961	383,902
Pool #CA1711 4.500% 5/01/48	127,676	126,015
Pool #CA2208 4.500% 8/01/48	222,382	219,351
Pool #BW9897 4.500% 10/01/52	717,510	696,148
Pool #AD6374 5.000% 5/01/40	7,595	7,746

The accompanying notes are an integral part of the financial statements.
170

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI2733 5.000% 5/01/41	$ 81,014	$82,657
Pool #977014 5.500% 5/01/38	8,216	8,491
Pool #985524 5.500% 6/01/38	12,412	12,860
Pool #988578 5.500% 8/01/38	88,907	91,975
Pool #995482 5.500% 1/01/39	50,638	52,411
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	535,034	491,541
Pool #MA4718 3.000% 9/20/47	57,961	53,213
Pool #MA4836 3.000% 11/20/47	203,623	186,752
Pool #MA6209 3.000% 10/20/49	174,202	153,835
Pool #MA3521 3.500% 3/20/46	207,544	196,291
Pool #MA3597 3.500% 4/20/46	64,440	60,946
Pool #MA3663 3.500% 5/20/46	94,412	89,204
Pool #MA3937 3.500% 9/20/46	77,559	73,184
Pool #MA4127 3.500% 12/20/46	283,634	267,634
Pool #MA4262 3.500% 2/20/47	287,665	271,439
Pool #MA4382 3.500% 4/20/47	73,515	69,346
Pool #MA4719 3.500% 9/20/47	90,546	85,382
Pool #MA4837 3.500% 11/20/47	187,272	176,474
Pool #MA4900 3.500% 12/20/47	675,485	636,538
Pool #MA4653 4.000% 8/20/47	35,816	34,777
Pool #MA4838 4.000% 11/20/47	148,989	144,667
Pool #MA4901 4.000% 12/20/47	65,527	63,544
Pool #MA5078 4.000% 3/20/48	220,745	213,858
Pool #MA5466 4.000% 9/20/48	246,510	238,356
Pool #MA5399 4.500% 8/20/48	447,638	441,550
Pool #MA3666 5.000% 5/20/46	76,294	77,635
Pool #MA4199 5.000% 1/20/47	77,578	78,823
Pool #MA4454 5.000% 5/20/47	120,660	122,712
Pool #MA4722 5.000% 9/20/47	131,823	133,777
Government National Mortgage Association II, TBA
2.500% 1/20/54 (g)	5,225,000	4,576,937
4.500% 1/20/54 (g)	5,175,000	5,052,188
5.000% 1/20/54 (g)	4,400,000	4,373,283
5.500% 1/20/54 (g)	2,450,000	2,465,199
Uniform Mortgage-Backed Security, TBA
2.000% 1/01/54 (g)	10,475,000	8,565,112
2.500% 1/01/54 (g)	4,050,000	3,449,461
3.000% 1/01/54 (g)	6,675,000	5,908,418
3.500% 1/01/54 (g)	2,500,000	2,294,922
4.000% 1/01/54 (g)	16,025,000	15,166,153
4.500% 1/01/54 (g)	9,575,000	9,289,242
5.000% 1/01/54 (g)	6,625,000	6,558,747
5.500% 1/01/54 (g)	4,525,000	4,547,274
		120,084,137

	Principal Amount	Value
Whole Loans — 0.3%
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R03, Class 1M2, 30 day USD SOFR Average + 3.500%
8.837% FRN 3/25/42 (b)	$ 1,000,000	$ 1,045,364
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $125,055,833)		123,300,299
U.S. Treasury Obligations — 32.3%
U.S. Treasury Bonds & Notes — 32.3%
U.S. Treasury Bonds
4.375% 8/15/43	12,405,000	12,684,114
4.750% 11/15/43 (c)	8,865,000	9,525,795
4.750% 11/15/53	14,125,000	15,881,797
U.S. Treasury Notes
3.750% 12/31/28	10,520,000	10,472,039
4.375% 12/15/26	15,300,000	15,453,000
4.375% 11/30/28	13,515,000	13,832,120
4.500% 11/15/33	11,990,000	12,593,247
4.875% 10/31/28	16,230,000	16,944,144
		107,386,256
TOTAL U.S. TREASURY OBLIGATIONS (Cost $103,407,154)		107,386,256
TOTAL BONDS & NOTES (Cost $375,026,508)		370,623,665

	Number of Shares
Equities — 0.1%
Common Stock — 0.1%
Communications — 0.1%
Telecommunications — 0.1%
Intelsat SA (h)	7,225	205,465
TOTAL COMMON STOCK (Cost $676,994)		205,465
TOTAL EQUITIES (Cost $676,994)		205,465
TOTAL LONG-TERM INVESTMENTS
(Cost $375,703,502)		370,829,130

The accompanying notes are an integral part of the financial statements.
171

MML Total Return Bond Fund − Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 13.8%
Investment of Cash Collateral from Securities Loaned — 2.5%
State Street Navigator Securities Lending
Government Money Market Portfolio (i)	8,497,323	$8,497,323
	Principal Amount
Repurchase Agreement — 4.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (j)	$13,675,098	13,675,098
U.S. Treasury Bill — 7.2%
U.S. Treasury Bills
5.374% 4/16/24 (k)	3,955,000	3,894,872
5.380% 4/16/24 (k)	5,180,000	5,101,248
5.385% 4/23/24 (k)	6,240,000	6,138,808
5.401% 4/02/24 (k)	8,975,000	8,856,404
		23,991,332
TOTAL SHORT-TERM INVESTMENTS (Cost $46,159,896)		46,163,753
TOTAL INVESTMENTS — 125.4%
(Cost $421,863,398) (l)		416,992,883
Other Assets/ (Liabilities) — (25.4)%		(84,449,128)
NET ASSETS — 100.0%		$332,543,755

Abbreviation Legend

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
MTA	Monthly Treasury Average Index
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	All or a portion of the security represents unsettled bank loan commitments at December 31, 2023 where the rate will be determined at time of settlement.
(b)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $56,859,365 or 17.10% of net assets.

(c)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $8,469,789 or 2.55% of net assets. The Fund received $150,671 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2023.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Non-income producing security.
(i)	Represents investment of security lending cash collateral. (Note 2).
(j)
Maturity value of $13,677,529. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $13,948,670.

(k)	The rate shown represents yield-to-maturity.
(l)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
172

MML Total Return Bond Fund − Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	1/12/24	EUR	235,000	USD	254,368	$5,151
Citibank N.A.*	1/12/24	USD	2,928,210	EUR	2,765,000	(125,274)
Citibank N.A.*	1/12/24	USD	326,710	GBP	267,000	(13,638)
Goldman Sachs International*	1/12/24	USD	207,318	EUR	191,000	(3,610)
						$ (137,371)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Ultra 10 Year	3/19/24	6	$676,179	$31,915
U.S. Treasury Ultra Bond	3/19/24	1	121,534	12,060
U.S. Treasury Note 2 Year	3/28/24	512	104,394,440	1,033,560
U.S. Treasury Note 5 Year	3/28/24	40	4,271,932	79,006
				$ 1,156,541
Short
Euro-BOBL	3/07/24	5	$(650,165)	$(8,231)
Euro-Bund	3/07/24	11	(1,625,144)	(41,180)
Euro-Buxl 30 Year Bond	3/07/24	2	(288,791)	(24,113)
				$(73,524)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/Reference	Frequency	Rate/Reference	Frequency	Termination Date	Notional Amount	Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 3.520%	Annually	12-Month USD SOFR	Annually	12/20/53	USD 2,201,000	$ (81,596)	$ —	$ (81,596)

* Contracts are subject to a master netting agreement or similar agreement.
Currency Legend

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
173

MML Series Investment Fund

Statements of Assets and Liabilities
December 31, 2023

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$9,863,578	$9,952,204
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	268,375,450	319,794,887
Repurchase agreements, at value (Note 2) (c)	—	—
Total investments (d)	278,239,028	329,747,091
Cash	—	—
Receivables from:
Investments sold
Regular delivery	248,541	174,485
Fund shares sold	5,082	4,694
Interest and dividends	7,667	7,882
Foreign tax reclaims	—	—
Total assets	278,500,318	329,934,152
Liabilities:
Payables for:
Investments purchased
Regular delivery	7,667	7,882
Fund shares redeemed	250,686	175,694
Cash collateral held for securities on loan (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	50,432	60,906
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	23,356	27,762
Service fees	131,987	155,785
Accrued expense and other liabilities	47,018	61,029
Total liabilities	511,146	489,058
Net assets	$ 277,989,172	$ 329,445,094
Net assets consist of:
Paid-in capital	$319,863,852	$364,870,938
Accumulated earnings (loss)	(41,874,680)	(35,425,844)
Net assets	$277,989,172	$329,445,094

(a) Cost of investments - unaffiliated issuers:	$10,309,021	$10,490,307
(b) Cost of investments - affiliated issuers:	$294,724,044	$342,882,346
(c) Cost of repurchase agreements:	$—	$—
(d) Securities on loan with market value of:	$—	$—

The accompanying notes are an integral part of the financial statements.
174

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$29,661,252	$16,711,841	$1,883,963	$247,690,587	$672,764,703	$450,123,137	$349,365,815
1,138,313,757	933,755,897	127,371,599	—	—	—	—
—	—	—	—	—	762,854	1,127,824
1,167,975,009	950,467,738	129,255,562	247,690,587	672,764,703	450,885,991	350,493,639
—	—	—	—	—	4	80

1,366,502	288,249	—	—	931,251	2,558,203	953,664
22,341	120,535	32,165	635,297	1,710	46,435	2,014
25,309	15,710	1,582	—	—	110,211	631,265
—	—	—	—	—	—	208,952
1,169,389,161	950,892,232	129,289,309	248,325,884	673,697,664	453,600,844	352,289,614

25,309	15,710	28,426	620,749	—	—	—
1,376,502	398,958	3,993	12,062	925,870	351,687	263,169
—	—	—	—	—	—	2,228,095
226,326	176,999	15,674	19,707	97,004	54,211	68,514

—	—	—	51,340	140,993	831	831
98,425	79,423	10,784	30,804	112,795	283,980	219,634
590,315	364,584	42,202	145,886	413,100	93,941	44,061
60,456	54,412	44,746	38,516	45,548	92,662	73,479
2,377,333	1,090,086	145,825	919,064	1,735,310	877,312	2,897,783
$ 1,167,011,828	$ 949,802,146	$ 129,143,484	$ 247,406,820	$ 671,962,354	$ 452,723,532	$ 349,391,831

$1,300,186,279	$1,019,671,050	$140,302,505	$196,344,230	$656,835,109	$262,435,320	$246,495,055
(133,174,451)	(69,868,904)	(11,159,021)	51,062,590	15,127,245	190,288,212	102,896,776
$1,167,011,828	$949,802,146	$129,143,484	$247,406,820	$671,962,354	$452,723,532	$349,391,831

$30,063,159	$17,449,982	$1,974,733	$216,759,247	$656,494,885	$294,395,621	$274,935,782
$1,221,613,458	$988,150,483	$135,717,882	$—	$—	$—	$—
$—	$—	$—	$—	$—	$762,854	$1,127,824
$—	$—	$—	$—	$—	$2,161,851	$3,492,278

The accompanying notes are an integral part of the financial statements.
175

MML Series Investment Fund (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$65,534,337	$77,062,884
Shares outstanding (a)	8,181,986	9,371,811
Net asset value, offering price and redemption price per share	$8.01	$8.22
Service Class shares:
Net assets	$ 212,454,835	$ 252,382,210
Shares outstanding (a)	26,887,376	31,055,790
Net asset value, offering price and redemption price per share	$7.90	$8.13
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.
176

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$211,139,149	$345,439,434	$58,623,288	$—	$—	$297,760,780	$278,158,146
24,900,768	47,884,684	7,038,694	—	—	18,613,173	28,125,276
$8.48	$7.21	$8.33	$—	$—	$16.00	$9.89

$ 955,872,679	$ 604,362,712	$ 70,520,196	$—	$—	$ 154,962,752	$ 71,233,685
114,494,046	84,820,410	8,681,774	—	—	10,539,264	7,343,235
$8.35	$7.13	$8.12	$—	$—	$14.70	$9.70

$—	$—	$—	$ 247,406,820	$ 671,962,354	$—	$—
—	—	—	17,725,187	66,771,464	—	—
$—	$—	$—	$13.96	$10.06	$—	$—

The accompanying notes are an integral part of the financial statements.
177

MML Series Investment Fund (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Equity Index Fund	MML Focused Equity Fund
Assets:
Investments, at value (Note 2) (a)	$647,609,953	$279,671,243
Repurchase agreements, at value (Note 2) (b)	5,432,787	8,614,414
Total investments (c)	653,042,740	288,285,657
Cash	27,631	—
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	—	1,506,595
Fund shares sold	35,907	26,541
Interest and dividends	606,060	372,378
Foreign tax reclaims	—	—
Total assets	653,712,338	290,191,171
Liabilities:
Payables for:
Investments purchased
Regular delivery	14,960	—
Fund shares redeemed	56,180	185,840
Cash collateral held for securities on loan (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	94,472	19,574
Variation margin on open derivative instruments (Note 2)	15,283	—
Affiliates (Note 3):
Administration fees	51,968	37,631
Investment advisory fees	52,125	168,433
Service fees	21,293	14,294
Accrued expense and other liabilities	102,693	67,293
Total liabilities	408,974	493,065
Net assets	$653,303,364	$289,698,106
Net assets consist of:
Paid-in capital	$304,819,796	$229,287,065
Accumulated earnings (loss)	348,483,568	60,411,041
Net assets	$ 653,303,364	$ 289,698,106

(a) Cost of investments:	$326,414,088	$233,901,668
(b) Cost of repurchase agreements:	$5,432,787	$8,614,414
(c) Securities on loan with market value of:	$139,339	$—
(d) Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.
178

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$178,730,752	$140,783,647	$161,895,739	$132,062,459	$156,095,829	$247,712,922	$206,512,747
455,105	910,882	3,035,418	590,873	1,669,594	2,352,682	2,602,266
179,185,857	141,694,529	164,931,157	132,653,332	157,765,423	250,065,604	209,115,013
—	13	—	8	55	—	—
1,789	730,199	64,140	5	—	6,248	—

129	410,299	455,590	—	—	67,903	—
1,085	24,022	2,111	6,960	24,954	3,235	2,580
63,826	102,457	169,928	103,616	379,576	54,067	66,757
1,135,301	5,431	34,346	541,791	—	1,252,813	153,666
180,387,987	142,966,950	165,657,272	133,305,712	158,170,008	251,449,870	209,338,016

56,262	834,732	47,068	—	111,433	42,049	—
169,399	84,715	102,881	63,213	398,785	185,946	93,565
278,100	—	—	2,520,046	1,388,296	1,317,160	171,315
47,158	19,792	25,099	28,119	32,402	18,113	21,786
—	—	—	—	—	—	—

831	18,804	21,526	17,192	831	31,978	831
128,420	71,893	82,782	65,442	85,394	162,628	113,119
5,672	13,635	13,801	12,886	16,935	5,824	16,557
91,612	82,039	56,757	76,906	65,037	147,388	58,105
777,454	1,125,610	349,914	2,783,804	2,099,113	1,911,086	475,278
$ 179,610,533	$ 141,841,340	$ 165,307,358	$ 130,521,908	$ 156,070,895	$ 249,538,784	$ 208,862,738

$ 162,209,384	$ 109,028,488	$ 117,284,580	$99,181,577	$105,539,010	$244,856,459	$139,755,296
17,401,149	32,812,852	48,022,778	31,340,331	50,531,885	4,682,325	69,107,442
$179,610,533	$141,841,340	$165,307,358	$130,521,908	$156,070,895	$249,538,784	$208,862,738

$164,916,948	$120,616,538	$128,039,222	$107,220,851	$126,807,247	$235,570,538	$151,606,519
$455,105	$910,882	$3,035,418	$590,873	$1,669,594	$2,352,682	$2,602,266
$3,257,969	$1,091,967	$680,257	$2,467,304	$1,352,597	$1,253,540	$167,444
$1,795	$730,206	$57,809	$5	$—	$6,265	$—

The accompanying notes are an integral part of the financial statements.
179

MML Series Investment Fund (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Equity Index Fund	MML Focused Equity Fund
Initial Class shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Class I shares:
Net assets	$55,380,309	$—
Shares outstanding (a)	1,841,138	—
Net asset value, offering price and redemption price per share	$30.08	$—
Class II shares:
Net assets	$ 229,066,024	$ 266,762,857
Shares outstanding (a)	7,628,773	37,276,618
Net asset value, offering price and redemption price per share	$30.03	$7.16
Class III shares:
Net assets	$335,586,775	$—
Shares outstanding (a)	11,208,058	—
Net asset value, offering price and redemption price per share	$29.94	$—
Service Class shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Service Class I shares:
Net assets	$33,270,256	$22,935,249
Shares outstanding (a)	1,172,480	3,373,572
Net asset value, offering price and redemption price per share	$28.38	$6.80

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.
180

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$ 170,360,046	$—	$—	$—	$ 127,837,311	$—	$ 180,077,274
17,866,866	—	—	—	12,703,838	—	12,951,133
$9.53	$—	$—	$—	$10.06	$—	$13.90

$—	$—	$—	$93,238,521	$—	$—	$—
—	—	—	21,942,016	—	—	—
$—	$—	$—	$4.25	$—	$—	$—

$—	$ 119,335,634	$ 142,681,042	$ 15,621,479	$—	$ 239,571,483	$—
—	11,710,170	11,826,341	3,389,114	—	23,325,638	—
$—	$10.19	$12.06	$4.61	$—	$10.27	$—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$9,250,487	$—	$—	$—	$28,233,584	$—	$28,785,464
976,591	—	—	—	2,869,481	—	2,205,500
$9.47	$—	$—	$—	$9.84	$—	$13.05

$—	$22,505,706	$22,626,316	$21,661,908	$—	$9,967,301	$—
—	2,329,962	1,940,532	5,411,983	—	981,654	—
$—	$9.66	$11.66	$4.00	$—	$10.15	$—

The accompanying notes are an integral part of the financial statements.
181

MML Series Investment Fund (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$98,524,346	$332,615,745
Repurchase agreements, at value (Note 2) (b)	1,972,416	8,128,915
Total investments (c)	100,496,762	340,744,660
Cash	—	23
Foreign currency, at value (d)	29,955	—
Receivables from:
Investments sold
Regular delivery	—	24,524
Delayed delivery	—	—
Cash collateral pledged for open derivatives (Note 2)	—	—
Cash collateral pledged for when-issued securities (Note 2)	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	888	21,311
Variation margin on open derivative instruments (Note 2)	—	—
Interest and dividends	93,100	67,372
Foreign tax reclaims	—	1,141
Premiums for options written	147,166	—
Total assets	100,767,871	340,859,031
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	107,929
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (e)	1,986,480	—
Open forward contracts (Note 2)	—	—
Fund shares redeemed	63,542	330,140
Cash collateral held for securities on loan (Note 2)	—	949,865
Trustees’ fees and expenses (Note 3)	34,218	57,951
Affiliates (Note 3):
Administration fees	2,826	831
Investment advisory fees	62,495	216,814
Service fees	11,105	52,104
Due to custodian	147,165	—
Due to broker	—	—
Accrued expense and other liabilities	184,217	71,539
Total liabilities	2,492,048	1,787,173
Net assets	$98,275,823	$339,071,858
Net assets consist of:
Paid-in capital	$56,495,532	$245,778,057
Accumulated earnings (loss)	41,780,291	93,293,801
Net assets	$ 98,275,823	$ 339,071,858

(a) Cost of investments:	$58,479,242	$254,209,104
(b) Cost of repurchase agreements:	$1,972,416	$8,128,915
(c) Securities on loan with market value of:	$—	$8,217,566
(d) Cost of foreign currency:	$30,165	$—
(e) Premiums received on written options:	$1,230,357	$—

The accompanying notes are an integral part of the financial statements.
182

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$263,826,730	$150,028,591	$76,035,339	$136,256,307	$142,046,901	$403,317,785
5,063,111	1,777,376	476,396	1,028,893	—	13,675,098
268,889,841	151,805,967	76,511,735	137,285,200	142,046,901	416,992,883
—	6	—	—	31,028	410
64	11	40	—	—	13

1,387,994	287,980	88,910	—	314,307	3,386,823
—	—	—	—	—	10,054,192
—	—	—	—	—	1,354,298
—	—	—	—	—	370,000
—	—	—	—	—	5,151
3,501	198,843	913	1,418	228	7,739
—	—	—	—	—	98,846
616,690	118,277	103,900	144,712	102,900	2,001,222
17,512	—	—	—	1,463	967
—	—	—	—	—	—
270,915,602	152,411,084	76,705,498	137,431,330	142,496,827	434,272,544

791,559	260,553	170,548	81,543	—	11,623,331
—	—	—	—	—	80,493,037
—	—	—	—	—	—
191,685	—	3,881	—	3,306	142,522
173,320	87,579	62,924	83,043	51,796	248,020
—	643,138	1,000,406	—	—	8,497,323
61,499	36,315	12,785	29,842	23,618	44,289

831	831	10,197	831	831	44,876
189,951	131,998	49,953	85,084	59,534	112,132
28,170	14,365	14,758	14,310	30,068	23,238
—	—	—	—	—	—
—	—	—	—	—	370,000
92,451	67,217	51,566	67,607	58,268	130,021
1,529,466	1,241,996	1,377,018	362,260	227,421	101,728,789
$ 269,386,136	$ 151,169,088	$ 75,328,480	$ 137,069,070	$ 142,269,406	$ 332,543,755

$ 255,813,037	$ 142,169,152	$ 76,986,861	$118,865,070	$98,066,256	$377,563,641
13,573,099	8,999,936	(1,658,381)	18,204,000	44,203,150	(45,019,886)
$269,386,136	$151,169,088	$75,328,480	$137,069,070	$142,269,406	$332,543,755

$263,027,357	$127,915,719	$73,314,834	$127,287,619	$105,993,189	$408,188,300
$5,063,111	$1,777,376	$476,396	$1,028,893	$—	$13,675,098
$—	$11,531,644	$2,239,899	$—	$—	$8,469,789
$64	$11	$40	$—	$—	$8
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.
183

MML Series Investment Fund (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Initial Class shares:
Net assets	$80,912,525	$251,299,994
Shares outstanding (a)	6,617,709	23,301,648
Net asset value, offering price and redemption price per share	$12.23	$10.78
Class II shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—
Service Class shares:
Net assets	$ 17,363,298	$ 87,771,864
Shares outstanding (a)	1,432,537	9,103,620
Net asset value, offering price and redemption price per share	$12.12	$9.64
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.
184

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$ 223,311,567	$ 126,157,999	$—	$ 112,462,551	$91,795,837	$—
28,255,809	12,819,249	—	12,531,706	6,237,136	—
$7.90	$9.84	$—	$8.97	$14.72	$—

$—	$—	$ 49,993,965	$—	$—	$ 294,153,344
—	—	5,867,507	—	—	32,569,666
$—	$—	$8.52	$—	$—	$9.03

$46,074,569	$25,011,089	$—	$24,606,519	$ 50,473,569	$—
6,035,928	2,969,018	—	2,801,584	3,491,103	—
$7.63	$8.42	$—	$8.78	$14.46	$—

$—	$—	$25,334,515	$—	$—	$38,390,411
—	—	3,258,999	—	—	4,309,202
$—	$—	$7.77	$—	$—	$8.91

The accompanying notes are an integral part of the financial statements.
185

MML Series Investment Fund (Continued)

Statements of Operations
For the Year Ended December 31, 2023

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$84,686	$88,853
Dividends - affiliated issuers (Note 7)	6,900,972	7,409,099
Interest	—	—
Securities lending net income	—	—
Total investment income	6,985,658	7,497,952
Expenses (Note 3):
Investment advisory fees	286,795	336,541
Custody fees	17,413	17,371
Audit and tax fees	15,940	15,996
Legal fees	10,842	12,678
Proxy fees	1,377	1,377
Accounting & Administration fees	—	—
Shareholder reporting fees	19,069	18,159
Trustees’ fees	21,014	24,618
	372,450	426,740
Administration fees:
Service Class I	—	—
Distribution and Service fees:
Service Class	554,702	645,166
Service Class I	—	—
Total expenses	927,152	1,071,906
Expenses waived (Note 3):
Investment advisory fees waived	—	—
Net expenses:	927,152	1,071,906
Net investment income (loss)	6,058,506	6,426,046
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(471,636)	(541,024)
Investment transactions - affiliated issuers (Note 7)	(14,443,384)	(15,381,245)
Foreign currency transactions	—	—
Realized gain distributions - unaffiliated issuers	—	—
Realized gain distributions - affiliated issuers (Note 7)	5,498,710	8,661,434
Net realized gain (loss)	(9,416,310)	(7,260,835)
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	1,061,843	1,147,559
Investment transactions - affiliated issuers (Note 7)	33,009,244	38,352,302
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	34,071,087	39,499,861
Net realized gain (loss) and change in unrealized appreciation (depreciation)	24,654,777	32,239,026
Net increase (decrease) in net assets resulting from operations	$ 30,713,283	$ 38,665,072

(a) Net of foreign withholding tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.
186

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund	MML Equity Income Fund

$288,316	$171,744	$18,363	$1,334,142	$16,026,527	$2,398,860	$9,679,025
23,451,015	15,075,088	1,510,058	—	—	—	—
—	—	—	—	—	112,525	38,350
—	—	—	—	—	685	26,759
23,739,331	15,246,832	1,528,421	1,334,142	16,026,527	2,512,070	9,744,134

1,204,068	928,306	125,371	333,779	1,365,659	3,129,085	2,637,128
17,634	17,447	17,370	3,377	5,404	25,382	41,465
17,039	16,621	15,740	15,935	16,390	20,176	19,430
45,566	34,656	4,671	8,095	21,883	15,194	17,049
1,377	1,377	1,377	1,377	1,377	1,377	1,377
—	—	—	—	—	3,540	3,540
57,606	50,291	10,157	22,393	42,463	26,896	26,366
88,218	67,338	9,098	15,947	49,906	29,973	25,873
1,431,508	1,116,036	183,784	400,903	1,503,082	3,251,623	2,772,228

—	—	—	556,298	1,707,073	—	—

2,483,077	1,469,830	171,772	—	—	348,590	183,149
—	—	—	556,298	1,707,073	—	—
3,914,585	2,585,866	355,556	1,513,499	4,917,228	3,600,213	2,955,377

—	—	—	—	—	—	(105,485)
3,914,585	2,585,866	355,556	1,513,499	4,917,228	3,600,213	2,849,892
19,824,746	12,660,966	1,172,865	(179,357)	11,109,299	(1,088,143)	6,894,242

(742,178)	(739,507)	(13,811)	7,787,785	(6,654,870)	40,792,746	22,646,562
(58,089,667)	(36,295,735)	(2,736,656)	—	—	—	—
—	—	—	—	—	(51)	2,962
—	—	—	12,463,799	11,331,550	—	—
35,029,563	33,711,539	5,311,745	—	—	—	—
(23,802,282)	(3,323,703)	2,561,278	20,251,584	4,676,680	40,792,695	22,649,524

2,171,771	1,566,184	110,663	51,280,332	75,661,222	125,953,224	2,078,531
155,366,035	126,402,373	16,982,685	—	—	—	—
—	—	—	—	—	—	(746)
157,537,806	127,968,557	17,093,348	51,280,332	75,661,222	125,953,224	2,077,785

133,735,524	124,644,854	19,654,626	71,531,916	80,337,902	166,745,919	24,727,309
$ 153,560,270	$ 137,305,820	$ 20,827,491	$ 71,352,559	$ 91,447,201	$ 165,657,776	$ 31,621,551

$—	$—	$—	$—	$—	$14,178	$198,075

The accompanying notes are an integral part of the financial statements.
187

MML Series Investment Fund (Continued)

Statements of Operations
For the Year Ended December 31, 2023

	MML Equity Index Fund	MML Focused Equity Fund
Investment income (Note 2):
Dividends (a)	$9,825,544	$5,173,904
Interest	100,206	122,162
Securities lending net income	938	—
Total investment income	9,926,688	5,296,066
Expenses (Note 3):
Investment advisory fees	578,495	2,020,070
Custody fees	60,375	22,229
Audit and tax fees	20,375	19,343
Legal fees	28,198	11,072
Proxy fees	1,377	1,377
Accounting & Administration fees	3,539	3,539
Shareholder reporting fees	44,768	15,906
Trustees’ fees	43,028	21,563
	780,155	2,115,099
Administration fees:
Class I	156,081	—
Class II	312,768	408,008
Service Class I	103,105	34,509
Distribution and Service fees:
Service Class	—	—
Service Class I	85,921	57,515
Total expenses	1,438,030	2,615,131
Expenses waived (Note 3):
Investment advisory fees waived	—	—
Net expenses:	1,438,030	2,615,131
Net investment income (loss)	8,488,658	2,680,935
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	21,201,248	12,535,766
Futures contracts	801,838	—
Foreign currency transactions	—	—
Net realized gain (loss)	22,003,086	12,535,766
Net change in unrealized appreciation (depreciation) on:
Investment transactions	107,706,656	12,002,255
Futures contracts	371,270	—
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	108,077,926	12,002,255
Net realized gain (loss) and change in unrealized appreciation (depreciation)	130,081,012	24,538,021
Net increase (decrease) in net assets resulting from operations	$ 138,569,670	$ 27,218,956

(a) Net of foreign withholding tax of:	$2,597	$—
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.
188

MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund

$5,604,218	$2,289,325	$2,950,230	$2,413,636	$4,436,797	$5,818,769	$875,075
9,331	25,803	42,699	11,821	27,550	45,739	36,714
28,126	21,978	6,293	6,066	11,443	23,268	946
5,641,675	2,337,106	2,999,222	2,431,523	4,475,790	5,887,776	912,735

1,534,008	921,365	974,202	800,061	1,155,203	1,881,631	1,208,428
92,772	30,995	28,787	61,717	51,758	146,381	18,857
27,753	19,206	19,190	16,129	19,964	32,559	19,183
6,695	5,891	6,083	5,038	8,855	8,616	2,212
1,377	1,377	1,377	1,377	1,377	1,377	1,377
3,539	3,540	3,539	3,539	3,539	3,539	3,540
16,631	16,849	10,814	11,434	13,128	22,563	12,712
12,944	11,332	11,910	8,948	13,310	16,740	13,186
1,695,719	1,010,555	1,055,902	908,243	1,267,134	2,113,406	1,279,495

—	—	—	145,276	—	—	—
—	198,305	210,725	23,339	—	339,262	—
—	32,035	32,826	31,400	—	13,544	—

23,267	—	—	—	68,079	—	57,833
—	53,391	54,709	52,333	—	22,573	—
1,718,986	1,294,286	1,354,162	1,160,591	1,335,213	2,488,785	1,337,328

(17,781)	—	(32,473)	—	—	(235,204)	—
1,701,205	1,294,286	1,321,689	1,160,591	1,335,213	2,253,581	1,337,328
3,940,470	1,042,820	1,677,533	1,270,932	3,140,577	3,634,195	(424,593)

2,444,101	12,932,245	13,706,864	6,618,259	19,330,990	(1,270,423)	15,158,173
—	—	—	—	—	—	—
4,954	8,199	100	7,126	(1,172)	(23,472)	—
2,449,055	12,940,444	13,706,964	6,625,385	19,329,818	(1,293,895)	15,158,173

20,686,762	17,986,490	5,379,509	10,414,411	(9,198,307)	37,456,071*	59,785,067
—	—	—	—	—	—	—
53,461	(7,481)	6,269	24,174	1,741	55,544	—
20,740,223	17,979,009	5,385,778	10,438,585	(9,196,566)	37,511,615	59,785,067

23,189,278	30,919,453	19,092,742	17,063,970	10,133,252	36,217,720	74,943,240
$ 27,129,748	$ 31,962,273	$ 20,770,275	$ 18,334,902	$ 13,273,829	$ 39,851,915	$ 74,518,647

$527,763	$5,657	$41,927	$177,764	$35,948	$754,531	$37,245
$—	$—	$—	$—	$—	$(8,179)	$—

The accompanying notes are an integral part of the financial statements.
189

MML Series Investment Fund (Continued)

Statements of Operations
For the Year Ended December 31, 2023

	MML Managed Volatility Fund	MML Mid Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$1,675,884	$1,982,340
Interest	29,875	148,965
Securities lending net income	4	33,647
Total investment income	1,705,763	2,164,952
Expenses (Note 3):
Investment advisory fees	764,430	2,501,506
Custody fees	233,276	58,170
Audit and tax fees	19,127	20,081
Legal fees	4,907	12,102
Proxy fees	1,377	1,377
Accounting & Administration fees	12,034	3,539
Shareholder reporting fees	38,063	39,347
Trustees’ fees	7,469	23,536
	1,080,683	2,659,658
Administration fees:
Class II	—	—
Service Class I	—	—
Distribution and Service fees:
Service Class	46,122	209,672
Service Class I	—	—
Total expenses	1,126,805	2,869,330
Expenses waived (Note 3):
Investment advisory fees waived	—	—
Net expenses:	1,126,805	2,869,330
Net investment income (loss)	578,958	(704,378)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	9,620,013	21,319,639
Futures contracts	—	—
Written options	(4,259,342)	—
Swap agreements	—	—
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	5,360,671	21,319,639
Net change in unrealized appreciation (depreciation) on:
Investment transactions	8,389,926	45,815,397
Unfunded bank loan commitments	—	—
Futures contracts	—	—
Written options	(2,072,843)	—
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	642	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	6,317,725	45,815,397
Net realized gain (loss) and change in unrealized appreciation (depreciation)	11,678,396	67,135,036
Net increase (decrease) in net assets resulting from operations	$ 12,257,354	$ 66,430,658

(a) Net of foreign withholding tax of:	$431	$6,256

The accompanying notes are an integral part of the financial statements.
190

MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Sustainable Equity Fund	MML Total Return Bond Fund

$7,517,095	$1,679,296	$1,532,598	$2,233,298	$2,222,584	$—
72,447	24,335	6,665	12,310	2,798	14,100,329
22,396	17,500	20,277	7,761	—	105,379
7,611,938	1,721,131	1,559,540	2,253,369	2,225,382	14,205,708

2,311,077	1,477,230	590,137	981,720	675,647	1,279,100
57,399	37,885	42,788	29,209	28,131	161,372
16,778	21,595	19,812	19,158	19,154	18,841
13,342	5,309	2,791	4,928	5,217	6,472
1,377	1,377	1,377	1,377	1,377	1,377
3,540	3,539	3,540	3,539	3,539	12,034
23,344	22,643	10,354	27,585	15,050	21,124
20,170	10,335	5,392	9,542	9,797	22,980
2,447,027	1,579,913	676,191	1,077,058	757,912	1,523,300

—	—	74,082	—	—	423,289
—	—	36,569	—	—	56,374

118,099	57,675	—	58,549	118,937	—
—	—	60,950	—	—	93,956
2,565,126	1,637,588	847,792	1,135,607	876,849	2,096,919

—	(42,612)	(110,651)	—	—	—
2,565,126	1,594,976	737,141	1,135,607	876,849	2,096,919
5,046,812	126,155	822,399	1,117,762	1,348,533	12,108,789

10,674,762	1,116,157	(4,522,998)	8,897,939	6,945,187	(15,753,320)
—	—	—	—	—	(2,412,395)
—	—	—	—	—	—
—	—	—	—	—	(1,444,883)
(5,091)	—	(341)	52	(931)	2,557
(167,586)	—	274	—	6,187	48,063
10,502,085	1,116,157	(4,523,065)	8,897,991	6,950,443	(19,559,978)

85,387	21,231,662	14,654,007	10,861,183	21,247,905	21,730,938
—	—	—	—	—	2,127
—	—	—	—	—	1,016,802
—	—	—	—	—	—
—	—	—	—	—	1,683,174
1,872	1	—	—	389	1,044
(83,132)	—	(5,916)	—	776	(87,164)
4,127	21,231,663	14,648,091	10,861,183	21,249,070	24,346,921

10,506,212	22,347,820	10,125,026	19,759,174	28,199,513	4,786,943
$ 15,553,024	$ 22,473,975	$ 10,947,425	$ 20,876,936	$ 29,548,046	$ 16,895,732

$118,295	$2,021	$8,558	$7,656	$3,406	$—

The accompanying notes are an integral part of the financial statements.
191

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ 6,058,506	$5,803,069
Net realized gain (loss)	(9,416,310)	22,816,639
Net change in unrealized appreciation (depreciation)	34,071,087	(86,566,306)
Net increase (decrease) in net assets resulting from operations	30,713,283	(57,946,598)
Distributions to shareholders (Note 2):
Initial Class	(6,860,306)	(8,975,230)
Service Class	(23,207,751)	(31,027,776)
Total distributions	(30,068,057)	(40,003,006)
Net fund share transactions (Note 5):
Initial Class	(2,050,969)	2,703,199
Service Class	(20,751,481)	(5,350,800)
Increase (decrease) in net assets from fund share transactions	(22,802,450)	(2,647,601)
Total increase (decrease) in net assets	(22,157,224)	(100,597,205)
Net assets
Beginning of year	300,146,396	400,743,601
End of year	$277,989,172	$300,146,396

The accompanying notes are an integral part of the financial statements.
192

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$6,426,046	$6,173,353	$19,824,746	$20,224,332	$12,660,966	$12,016,572
(7,260,835)	30,716,421	(23,802,282)	133,933,792	(3,323,703)	128,130,608
39,499,861	(105,005,142)	157,537,806	(408,723,181)	127,968,557	(322,143,142)
38,665,072	(68,115,368)	153,560,270	(254,565,057)	137,305,820	(181,995,962)

(8,787,372)	(9,558,838)	(27,899,030)	(28,772,658)	(53,232,273)	(50,395,945)
(28,608,437)	(31,581,134)	(127,908,053)	(142,123,211)	(91,395,416)	(85,620,554)
(37,395,809)	(41,139,972)	(155,807,083)	(170,895,869)	(144,627,689)	(136,016,499)

(4,342,802)	(861,345)	(858,880)	(2,065,935)	10,226,662	10,986,345
(15,945,107)	(11,197,946)	(86,699,278)	(61,863,610)	25,824,482	20,768,693
(20,287,909)	(12,059,291)	(87,558,158)	(63,929,545)	36,051,144	31,755,038
(19,018,646)	(121,314,631)	(89,804,971)	(489,390,471)	28,729,275	(286,257,423)

348,463,740	469,778,371	1,256,816,799	1,746,207,270	921,072,871	1,207,330,294
$329,445,094	$ 348,463,740	$1,167,011,828	$1,256,816,799	$949,802,146	$921,072,871

The accompanying notes are an integral part of the financial statements.
193

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,172,865	$1,240,542
Net realized gain (loss)	2,561,278	15,861,188
Net change in unrealized appreciation (depreciation)	17,093,348	(43,616,041)
Net increase (decrease) in net assets resulting from operations	20,827,491	(26,514,311)
Distributions to shareholders (Note 2):
Initial Class	(8,377,332)	(9,483,401)
Service Class	(9,983,611)	(12,710,846)
Service Class I	—	—
Total distributions	(18,360,943)	(22,194,247)
Net fund share transactions (Note 5):
Initial Class	2,810,401	2,283,538
Service Class	618,372	1,452,454
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	3,428,773	3,735,992
Total increase (decrease) in net assets	5,895,321	(44,972,566)
Net assets
Beginning of year	123,248,163	168,220,729
End of year	$129,143,484	$123,248,163

The accompanying notes are an integral part of the financial statements.
194

MML American Funds Growth Fund		MML American Funds Core Allocation Fund		MML Blue Chip Growth Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$(179,357)	$(242,442)	$11,109,299	$12,628,325	$(1,088,143)	$(1,612,882)
20,251,584	37,512,120	4,676,680	83,833,835	40,792,695	(5,650,646)
51,280,332	(124,668,569)	75,661,222	(221,250,683)	125,953,224	(239,808,771)
71,352,559	(87,398,891)	91,447,201	(124,788,523)	165,657,776	(247,072,299)

—	—	—	—	—	(55,459,115)
—	—	—	—	—	(27,920,807)
(37,269,186)	(51,059,340)	(101,964,498)	(67,869,394)	—	—
(37,269,186)	(51,059,340)	(101,964,498)	(67,869,394)	—	(83,379,922)

—	—	—	—	(57,061,684)	41,587,663
—	—	—	—	(15,790,609)	20,094,813
18,040,334	41,237,142	(22,388,345)	(36,261,954)	—	—
18,040,334	41,237,142	(22,388,345)	(36,261,954)	(72,852,293)	61,682,476
52,123,707	(97,221,089)	(32,905,642)	(228,919,871)	92,805,483	(268,769,745)

195,283,113	292,504,202	704,867,996	933,787,867	359,918,049	628,687,794
$247,406,820	$195,283,113	$ 671,962,354	$ 704,867,996	$452,723,532	$359,918,049

The accompanying notes are an integral part of the financial statements.
195

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Equity Income Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,894,242	$7,715,588
Net realized gain (loss)	22,649,524	28,268,387
Net change in unrealized appreciation (depreciation)	2,077,785	(51,552,296)
Net increase (decrease) in net assets resulting from operations	31,621,551	(15,568,321)
Distributions to shareholders (Note 2):
Initial Class	(28,640,413)	(49,760,616)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	(7,558,521)	(12,697,215)
Service Class I	—	—
Total distributions	(36,198,934)	(62,457,831)
Net fund share transactions (Note 5):
Initial Class	(23,967,328)	(1,565,016)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	(5,852,523)	5,792,656
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(29,819,851)	4,227,640
Total increase (decrease) in net assets	(34,397,234)	(73,798,512)
Net assets
Beginning of year	383,789,065	457,587,577
End of year	$349,391,831	$383,789,065

The accompanying notes are an integral part of the financial statements.
196

MML Equity Index Fund		MML Focused Equity Fund		MML Foreign Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$8,488,658	$8,721,993	$2,680,935	$2,714,007	$3,940,470	$4,703,815
22,003,086	57,377,551	12,535,766	26,464,556	2,449,055	(2,102,050)
108,077,926	(207,573,233)	12,002,255	(47,671,903)	20,740,223	(37,095,974)
138,569,670	(141,473,689)	27,218,956	(18,493,340)	27,129,748	(34,494,209)

—	—	—	—	(2,344,684)	(20,270,857)
(5,509,911)	(3,711,268)	—	—	—	—
(22,556,267)	(18,442,567)	(26,610,858)	(25,919,591)	—	—
(33,124,662)	(22,468,499)	—	—	—	—
—	—	—	—	(113,003)	(715,390)
(3,687,187)	(2,927,966)	(2,334,663)	(1,868,194)	—	—
(64,878,027)	(47,550,300)	(28,945,521)	(27,787,785)	(2,457,687)	(20,986,247)

—	—	—	—	(29,062,182)	(7,814,796)
1,028,382	(1,966,789)	—	—	—	—
11,528,811	(32,829,602)	(20,092,870)	(6,640,290)	—	—
23,292,445	1,376,083	—	—	—	—
—	—	—	—	(806,971)	2,492,522
(5,497,940)	(5,584,275)	672,555	2,501,399	—	—
30,351,698	(39,004,583)	(19,420,315)	(4,138,891)	(29,869,153)	(5,322,274)
104,043,341	(228,028,572)	(21,146,880)	(50,420,016)	(5,197,092)	(60,802,730)

549,260,023	777,288,595	310,844,986	361,265,002	184,807,625	245,610,355
$653,303,364	$549,260,023	$289,698,106	$310,844,986	$179,610,533	$184,807,625

The accompanying notes are an integral part of the financial statements.
197

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Fundamental Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,042,820	$1,415,148
Net realized gain (loss)	12,940,444	(1,403,009)
Net change in unrealized appreciation (depreciation)	17,979,009	(48,524,180)
Net increase (decrease) in net assets resulting from operations	31,962,273	(48,512,041)
Distributions to shareholders (Note 2):
Initial Class	—	—
Class I	—	—
Class II	(1,136,473)	(28,431,654)
Service Class	—	—
Service Class I	(162,393)	(3,707,938)
Total distributions	(1,298,866)	(32,139,592)
Net fund share transactions (Note 5):
Initial Class	—	—
Class I	—	—
Class II	(54,669,205)	(1,351,311)
Service Class	—	—
Service Class I	(1,365,492)	3,475,606
Increase (decrease) in net assets from fund share transactions	(56,034,697)	2,124,295
Total increase (decrease) in net assets	(25,371,290)	(78,527,338)
Net assets
Beginning of year	167,212,630	245,739,968
End of year	$141,841,340	$167,212,630

The accompanying notes are an integral part of the financial statements.
198

MML Fundamental Value Fund		MML Global Fund		MML Income & Growth Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$1,677,533	$2,090,273	$1,270,932	$1,148,708	$3,140,577	$3,601,411
13,706,964	10,056,090	6,625,385	7,473,573	19,329,818	21,918,505
5,385,778	(21,652,700)	10,438,585	(41,137,015)	(9,196,566)	(27,270,987)
20,770,275	(9,506,337)	18,334,902	(32,514,734)	13,273,829	(1,751,071)

—	—	—	—	(21,327,198)	(25,068,815)
—	—	(6,664,808)	(76,389,044)	—	—
(10,304,142)	(29,059,619)	(1,018,592)	(10,377,503)	—	—
—	—	—	—	(4,050,989)	(3,665,694)
(1,605,538)	(4,135,015)	(1,556,219)	(10,607,643)	—	—
(11,909,680)	(33,194,634)	(9,239,619)	(97,374,190)	(25,378,187)	(28,734,509)

—	—	—	—	(50,736,399)	(6,306,407)
—	—	(16,998,013)	53,840,699	—	—
(10,434,791)	9,294,514	(765,243)	9,172,796	—	—
—	—	—	—	1,580,462	831,870
(531,951)	5,272,119	727,964	13,946,261	—	—
(10,966,742)	14,566,633	(17,035,292)	76,959,756	(49,155,937)	(5,474,537)
(2,106,147)	(28,134,338)	(7,940,009)	(52,929,168)	(61,260,295)	(35,960,117)

167,413,505	195,547,843	138,461,917	191,391,085	217,331,190	253,291,307
$165,307,358	$167,413,505	$130,521,908	$138,461,917	$156,070,895	$217,331,190

The accompanying notes are an integral part of the financial statements.
199

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML International Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,634,195	$3,007,564
Net realized gain (loss)	(1,293,895)	(3,690,391)
Net change in unrealized appreciation (depreciation)	37,511,615	(38,442,337)
Net increase (decrease) in net assets resulting from operations	39,851,915	(39,125,164)
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(2,843,779)	(13,471,151)
Service Class	—	—
Service Class I	(103,488)	(444,434)
Total distributions	(2,947,267)	(13,915,585)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(807,491)	7,179,354
Service Class	—	—
Service Class I	528,865	1,284,491
Increase (decrease) in net assets from fund share transactions	(278,626)	8,463,845
Total increase (decrease) in net assets	36,626,022	(44,576,904)
Net assets
Beginning of year	212,912,762	257,489,666
End of year	$249,538,784	$212,912,762

The accompanying notes are an integral part of the financial statements.
200

MML Large Cap Growth Fund		MML Managed Volatility Fund		MML Mid Cap Growth Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$(424,593)	$(253,838)	$578,958	$529,658	$(704,378)	$(1,012,452)
15,158,173	13,353,466	5,360,671	17,845,583	21,319,639	(2,767,543)
59,785,067	(74,280,494)	6,317,725	(34,598,278)	45,815,397	(110,908,180)
74,518,647	(61,180,866)	12,257,354	(16,223,037)	66,430,658	(114,688,175)

(11,259,533)	(15,005,574)	(15,573,644)	(447,699)	—	(74,365,442)
—	—	—	—	—	—
(1,707,712)	(2,077,210)	(3,375,437)	(42,368)	—	(28,240,386)
—	—	—	—	—	—
(12,967,245)	(17,082,784)	(18,949,081)	(490,067)	—	(102,605,828)

(6,229,629)	4,335,168	3,100,167	(17,752,962)	(27,381,373)	44,977,349
—	—	—	—	—	—
3,354,733	1,284,214	(720,841)	(3,573,554)	(10,292,065)	20,711,304
—	—	—	—	—	—
(2,874,896)	5,619,382	2,379,326	(21,326,516)	(37,673,438)	65,688,653
58,676,506	(72,644,268)	(4,312,401)	(38,039,620)	28,757,220	(151,605,350)

150,186,232	222,830,500	102,588,224	140,627,844	310,314,638	461,919,988
$208,862,738	$150,186,232	$98,275,823	$102,588,224	$339,071,858	$310,314,638

The accompanying notes are an integral part of the financial statements.
201

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Mid Cap Value Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,046,812	$5,439,313
Net realized gain (loss)	10,502,085	46,537,433
Net change in unrealized appreciation (depreciation)	4,127	(57,107,648)
Net increase (decrease) in net assets resulting from operations	15,553,024	(5,130,902)
Distributions to shareholders (Note 2):
Initial Class	(40,822,235)	(67,203,690)
Class II	—	—
Service Class	(8,702,127)	(13,746,334)
Service Class I	—	—
Total distributions	(49,524,362)	(80,950,024)
Net fund share transactions (Note 5):
Initial Class	3,786,160	23,326,054
Class II	—	—
Service Class	1,962,076	9,275,833
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	5,748,236	32,601,887
Total increase (decrease) in net assets	(28,223,102)	(53,479,039)
Net assets
Beginning of year	297,609,238	351,088,277
End of year	$269,386,136	$297,609,238

The accompanying notes are an integral part of the financial statements.
202

MML Small Cap Growth Equity Fund		MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$126,155	$(168,108)	$822,399	$668,744	$1,117,762	$1,507,088
1,116,157	(13,537,525)	(4,523,065)	(186,922)	8,897,991	16,595,073
21,231,663	(31,389,865)	14,648,091	(14,770,395)	10,861,183	(45,354,143)
22,473,975	(45,095,498)	10,947,425	(14,288,573)	20,876,936	(27,251,982)

—	(37,544,747)	—	—	(14,647,673)	(34,744,483)
—	—	(613,071)	(29,347,300)	—	—
—	(8,085,294)	—	—	(3,225,249)	(7,306,202)
—	—	(270,571)	(14,620,372)	—	—
—	(45,630,041)	(883,642)	(43,967,672)	(17,872,922)	(42,050,685)

(9,321,236)	25,950,139	—	—	305,661	17,587,150
—	—	(7,740,833)	22,435,432	—	—
(1,248,379)	5,594,133	—	—	727,175	5,516,780
—	—	(2,666,400)	12,922,931	—	—
(10,569,615)	31,544,272	(10,407,233)	35,358,363	1,032,836	23,103,930
11,904,360	(59,181,267)	(343,450)	(22,897,882)	4,036,850	(46,198,737)

139,264,728	198,445,995	75,671,930	98,569,812	133,032,220	179,230,957
$151,169,088	$139,264,728	$75,328,480	$75,671,930	$137,069,070	$133,032,220

The accompanying notes are an integral part of the financial statements.
203

MML Series Investment Fund (Continued)

Statements of Changes in Net Assets

	MML Sustainable Equity Fund		MML Total Return Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,348,533	$1,175,964	$12,108,789	$7,660,037
Net realized gain (loss)	6,950,443	41,305,581	(19,559,978)	(30,891,168)
Net change in unrealized appreciation (depreciation)	21,249,070	(71,558,485)	24,346,921	(32,476,315)
Net increase (decrease) in net assets resulting from operations	29,548,046	(29,076,940)	16,895,732	(55,707,446)
Distributions to shareholders (Note 2):
Initial Class	(27,711,185)	(14,150,556)	—	—
Class II	—	—	(7,000,097)	(4,566,764)
Service Class	(14,819,528)	(7,831,922)	—	—
Service Class I	—	—	(805,890)	(553,904)
Total distributions	(42,530,713)	(21,982,478)	(7,805,987)	(5,120,668)
Net fund share transactions (Note 5):
Initial Class	16,363,149	3,883,839	—	—
Class II	—	—	29,439,523	(44,721,041)
Service Class	8,350,839	3,853,145	—	—
Service Class I	—	—	(730,910)	(4,749,361)
Increase (decrease) in net assets from fund share transactions	24,713,988	7,736,984	28,708,613	(49,470,402)
Total increase (decrease) in net assets	11,731,321	(43,322,434)	37,798,358	(110,298,516)
Net assets
Beginning of year	130,538,085	173,860,519	294,745,397	405,043,913
End of year	$142,269,406	$130,538,085	$332,543,755	$294,745,397

The accompanying notes are an integral part of the financial statements.
204

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.05	$0.19	$0.68	$0.87	$(0.28)	$(0.63)	$(0.91)	$8.01	11.65%	$65,534	0.13%	2.30%
12/31/22	10.77	0.18	(1.72)	(1.54)	(0.38)	(0.80)	(1.18)	8.05	(14.74%)	67,320	0.13%	1.94%
12/31/21	10.34	0.22	0.66	0.88	(0.13)	(0.32)	(0.45)	10.77	8.60%	86,161	0.12%	2.05%
12/31/20	9.95	0.09	0.86	0.95	(0.27)	(0.29)	(0.56)	10.34	9.93%	96,649	0.12%	0.95%
12/31/19	9.23	0.25	1.13	1.38	(0.28)	(0.38)	(0.66)	9.95	15.20%	95,290	0.13%	2.55%
Service Class
12/31/23	$7.95	$0.16	$0.68	$0.84	$(0.26)	$(0.63)	$(0.89)	$7.90	11.32%	$212,455	0.38%	2.06%
12/31/22	10.64	0.15	(1.69)	(1.54)	(0.35)	(0.80)	(1.15)	7.95	(14.91%)	232,827	0.38%	1.66%
12/31/21	10.22	0.19	0.65	0.84	(0.10)	(0.32)	(0.42)	10.64	8.33%	314,582	0.37%	1.75%
12/31/20	9.84	0.07	0.85	0.92	(0.25)	(0.29)	(0.54)	10.22	9.67%	338,181	0.37%	0.72%
12/31/19	9.13	0.22	1.12	1.34	(0.25)	(0.38)	(0.63)	9.84	14.93%	312,658	0.38%	2.31%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	14%	21%	28%	43%	29%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
205

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.26	$0.17	$0.79	$0.96	$(0.28)	$(0.72)	$(1.00)	$8.22	12.47%	$77,063	0.13%	2.10%
12/31/22	10.88	0.16	(1.72)	(1.56)	(0.36)	(0.70)	(1.06)	8.26	(14.73%)	80,987	0.13%	1.76%
12/31/21	10.32	0.20	0.82	1.02	(0.14)	(0.32)	(0.46)	10.88	9.98%	106,757	0.12%	1.88%
12/31/20	9.89	0.09	0.94	1.03	(0.26)	(0.34)	(0.60)	10.32	10.93%	109,924	0.12%	0.97%
12/31/19	9.12	0.23	1.27	1.50	(0.26)	(0.47)	(0.73)	9.89	16.75%	125,465	0.12%	2.32%
Service Class
12/31/23	$8.17	$0.15	$0.78	$0.93	$(0.25)	$(0.72)	$(0.97)	$8.13	12.26%	$252,382	0.38%	1.85%
12/31/22	10.77	0.14	(1.71)	(1.57)	(0.33)	(0.70)	(1.03)	8.17	(14.97%)	267,476	0.38%	1.52%
12/31/21	10.22	0.17	0.81	0.98	(0.11)	(0.32)	(0.43)	10.77	9.70%	363,021	0.37%	1.62%
12/31/20	9.80	0.07	0.92	0.99	(0.23)	(0.34)	(0.57)	10.22	10.65%	373,144	0.37%	0.72%
12/31/19	9.03	0.20	1.27	1.47	(0.23)	(0.47)	(0.70)	9.80	16.61%	408,868	0.37%	2.07%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	12%	16%	25%	22%	28%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
206

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.59	$0.16	$0.94	$1.10	$(0.30)	$(0.91)	$(1.21)	$8.48	13.90%	$211,139	0.12%	1.88%
12/31/22	11.54	0.16	(1.84)	(1.68)	(0.34)	(0.93)	(1.27)	8.59	(14.97%)	212,502	0.12%	1.64%
12/31/21	10.84	0.18	1.11	1.29	(0.16)	(0.43)	(0.59)	11.54	11.99%	284,654	0.11%	1.60%
12/31/20	10.53	0.10	0.95	1.05	(0.26)	(0.48)	(0.74)	10.84	10.54%	303,037	0.11%	1.04%
12/31/19	9.71	0.21	1.54	1.75	(0.28)	(0.65)	(0.93)	10.53	18.58%	378,044	0.12%	2.05%
Service Class
12/31/23	$8.47	$0.14	$0.93	$1.07	$(0.28)	$(0.91)	$(1.19)	$8.35	13.62%	$955,873	0.37%	1.60%
12/31/22	11.38	0.13	(1.80)	(1.67)	(0.31)	(0.93)	(1.24)	8.47	(15.12%)	1,044,314	0.37%	1.37%
12/31/21	10.70	0.15	1.09	1.24	(0.13)	(0.43)	(0.56)	11.38	11.67%	1,461,553	0.36%	1.36%
12/31/20	10.41	0.08	0.92	1.00	(0.23)	(0.48)	(0.71)	10.70	10.16%	1,575,805	0.36%	0.76%
12/31/19	9.60	0.18	1.53	1.71	(0.25)	(0.65)	(0.90)	10.41	18.36%	1,751,648	0.37%	1.78%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	13%	15%	21%	19%	28%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
207

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$7.38	$0.11	$0.97	$1.08	$(0.23)	$(1.02)	$(1.25)	$7.21	15.98%	$345,439	0.12%	1.52%
12/31/22	10.11	0.11	(1.61)	(1.50)	(0.24)	(0.99)	(1.23)	7.38	(15.30%)	337,615	0.12%	1.35%
12/31/21	9.38	0.14	1.19	1.33	(0.16)	(0.44)	(0.60)	10.11	14.33%	443,650	0.12%	1.36%
12/31/20	9.04	0.09	0.98	1.07	(0.18)	(0.55)	(0.73)	9.38	12.76%	456,817	0.11%	1.07%
12/31/19	8.35	0.15	1.55	1.70	(0.22)	(0.79)	(1.01)	9.04	21.21%	573,104	0.12%	1.64%
Service Class
12/31/23	$7.30	$0.09	$0.97	$1.06	$(0.21)	$(1.02)	$(1.23)	$7.13	15.83%	$604,363	0.37%	1.27%
12/31/22	10.00	0.09	(1.59)	(1.50)	(0.21)	(0.99)	(1.20)	7.30	(15.45%)	583,458	0.37%	1.10%
12/31/21	9.29	0.11	1.17	1.28	(0.13)	(0.44)	(0.57)	10.00	13.93%	763,680	0.37%	1.10%
12/31/20	8.96	0.07	0.97	1.04	(0.16)	(0.55)	(0.71)	9.29	12.47%	788,627	0.36%	0.82%
12/31/19	8.28	0.12	1.54	1.66	(0.19)	(0.79)	(0.98)	8.96	20.93%	978,390	0.37%	1.40%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	11%	15%	27%	18%	29%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
208

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.26	$0.09	$1.32	$1.41	$(0.26)	$(1.08)	$(1.34)	$8.33	18.32%	$58,623	0.15%	1.09%
12/31/22	11.70	0.10	(1.90)	(1.80)	(0.21)	(1.43)	(1.64)	8.26	(15.90%)	54,729	0.16%	1.02%
12/31/21	10.58	0.12	1.63	1.75	(0.15)	(0.48)	(0.63)	11.70	16.65%	73,193	0.14%	1.05%
12/31/20	10.16	0.10	1.15	1.25	(0.16)	(0.67)	(0.83)	10.58	13.35%	66,655	0.15%	1.08%
12/31/19	9.20	0.12	1.99	2.11	(0.21)	(0.94)	(1.15)	10.16	23.93%	67,730	0.15%	1.24%
Service Class
12/31/23	$8.08	$0.07	$1.29	$1.36	$(0.24)	$(1.08)	$(1.32)	$8.12	17.97%	$70,520	0.40%	0.81%
12/31/22	11.48	0.07	(1.86)	(1.79)	(0.18)	(1.43)	(1.61)	8.08	(16.13%)	68,519	0.41%	0.79%
12/31/21	10.39	0.09	1.60	1.69	(0.12)	(0.48)	(0.60)	11.48	16.40%	95,028	0.39%	0.78%
12/31/20	9.99	0.07	1.13	1.20	(0.13)	(0.67)	(0.80)	10.39	13.08%	93,621	0.40%	0.80%
12/31/19	9.06	0.09	1.96	2.05	(0.18)	(0.94)	(1.12)	9.99	23.65%	95,667	0.40%	0.95%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	15%	23%	37%	17%	32%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
209

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/23	$12.15	$(0.01)	$4.29	$4.28	$(0.21)	$(2.26)	$(2.47)	$13.96	37.96%	$247,407	0.68%	N/A	(0.08%)
12/31/22	22.52	(0.02)	(6.38)	(6.40)	(0.08)	(3.89)	(3.97)	12.15	(30.29%)	195,283	0.69%	N/A	(0.11%)
12/31/21	19.56	(0.05)	4.20	4.15	—	(1.19)	(1.19)	22.52	21.48%	292,504	0.68%	N/A	(0.21%)
12/31/20	14.33	(0.02)	7.11	7.09	(0.12)	(1.74)	(1.86)	19.56	51.49%	257,464	0.68%	N/A	(0.12%)
12/31/19	12.70	0.04	3.53	3.57	(0.05)	(1.89)	(1.94)	14.33	30.33%	197,036	0.69%	0.69%[l]	0.31%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	11%	10%	13%	8%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.
210

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/23	$10.38	$0.17	$1.19	$1.36	$(0.43)	$(1.25)	$(1.68)	$10.06	14.37%	$671,962	0.72%	0.72%[l]	1.63%
12/31/22	13.22	0.19	(1.98)	(1.79)	(0.26)	(0.79)	(1.05)	10.38	(13.70%)	704,868	0.72%	0.61%	1.62%
12/31/21	12.16	0.13	1.42	1.55	(0.17)	(0.32)	(0.49)	13.22	12.85%	933,788	0.71%	0.65%	1.00%
12/31/20	11.72	0.12	1.15	1.27	(0.20)	(0.63)	(0.83)	12.16	11.39%	943,728	0.71%	N/A	1.08%
12/31/19	10.98	0.18	1.72	1.90	(0.29)	(0.87)	(1.16)	11.72	18.12%	1,001,411	0.71%	N/A	1.52%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	8%	19%	11%	14%	16%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
211

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$10.70	$(0.02)	$5.32	$5.30	$ —	$—	$—	$16.00	49.53%	$297,761	0.78%	(0.18%)
12/31/22	21.62	(0.04)	(8.02)	(8.06)	—	(2.86)	(2.86)	10.70	(39.50%)	243,726	0.78%	(0.28%)
12/31/21	20.51	(0.10)	3.48	3.38	—	(2.27)	(2.27)	21.62	16.34%	425,249	0.77%	(0.44%)
12/31/20	16.49	(0.06)	5.68	5.62	—	(1.60)	(1.60)	20.51	34.40%	351,504	0.78%	(0.35%)
12/31/19	14.60	(0.02)	4.16	4.14	—	(2.25)	(2.25)	16.49	29.84%	304,381	0.79%	(0.09%)
Service Class
12/31/23	$9.86	$(0.05)	$4.89	$4.84	$ —	$—	$—	$14.70	49.09%	$154,963	1.03%	(0.43%)
12/31/22	20.28	(0.07)	(7.49)	(7.56)	—	(2.86)	(2.86)	9.86	(39.65%)	116,192	1.03%	(0.53%)
12/31/21	19.40	(0.14)	3.29	3.15	—	(2.27)	(2.27)	20.28	16.08%	203,439	1.02%	(0.69%)
12/31/20	15.71	(0.10)	5.39	5.29	—	(1.60)	(1.60)	19.40	34.00%	181,728	1.03%	(0.60%)
12/31/19	14.03	(0.05)	3.98	3.93	—	(2.25)	(2.25)	15.71	29.56%	137,293	1.04%	(0.35%)

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	10%	24%	41%	26%	33%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
212

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$10.10	$0.20	$0.68	$0.88	$(0.24)	$(0.85)	$(1.09)	$9.89	9.54%	$278,158	0.79%	0.76%	2.01%
12/31/22	12.38	0.22	(0.64)	(0.42)	(0.21)	(1.65)	(1.86)	10.10	(3.57%)	305,370	0.79%	0.76%	1.92%
12/31/21	10.28	0.18	2.43	2.61	(0.27)	(0.24)	(0.51)	12.38	25.58%	368,999	0.78%	0.75%	1.57%
12/31/20	11.18	0.22	(0.22)	0.00[d]	(0.23)	(0.67)	(0.90)	10.28	1.34%	365,382	0.79%	0.76%	2.32%
12/31/19	10.04	0.24	2.25	2.49	(0.27)	(1.08)	(1.35)	11.18	26.45%	396,909	0.78%	0.75%	2.22%
Service Class
12/31/23	$9.92	$0.17	$0.67	$0.84	$(0.21)	$(0.85)	$(1.06)	$9.70	9.28%	$71,234	1.04%	1.01%	1.77%
12/31/22	12.19	0.19	(0.63)	(0.44)	(0.18)	(1.65)	(1.83)	9.92	(3.82%)	78,419	1.04%	1.01%	1.67%
12/31/21	10.14	0.15	2.39	2.54	(0.25)	(0.24)	(0.49)	12.19	25.18%	88,588	1.03%	1.00%	1.32%
12/31/20	11.03	0.19	(0.20)	(0.01)	(0.21)	(0.67)	(0.88)	10.14	1.17%	82,671	1.04%	1.01%	2.06%
12/31/19	9.92	0.21	2.22	2.43	(0.24)	(1.08)	(1.32)	11.03	26.12%	86,749	1.03%	1.00%	1.98%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	15%	15%	21%	32%	18%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
213

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/23	$26.73	$0.35	$6.22	$6.57	$(0.38)	$(2.84)	$(3.22)	$30.08	25.75%	$55,380	0.43%	1.23%
12/31/22	35.26	0.35	(6.73)	(6.38)	(0.31)	(1.84)	(2.15)	26.73	(18.50%)	47,938	0.43%	1.18%
12/31/21	29.07	0.31	7.77	8.08	(0.43)	(1.46)	(1.89)	35.26	28.19%	65,271	0.42%	0.96%
12/31/20	32.46	0.42	4.71	5.13	(0.55)	(7.97)	(8.52)	29.07	18.06%	61,002	0.43%	1.43%
12/31/19	28.09	0.48	7.71	8.19	(0.90)	(2.92)	(3.82)	32.46	30.86%	57,944	0.44%	1.51%
Class II
12/31/23	$26.69	$0.40	$6.21	$6.61	$(0.43)	$(2.84)	$(3.27)	$30.03	25.93%	$229,066	0.28%	1.38%
12/31/22	35.22	0.39	(6.70)	(6.31)	(0.38)	(1.84)	(2.22)	26.69	(18.35%)	191,941	0.28%	1.32%
12/31/21	29.04	0.36	7.76	8.12	(0.48)	(1.46)	(1.94)	35.22	28.37%	299,922	0.27%	1.11%
12/31/20	32.45	0.46	4.71	5.17	(0.61)	(7.97)	(8.58)	29.04	18.21%	239,890	0.28%	1.58%
12/31/19	28.10	0.52	7.72	8.24	(0.97)	(2.92)	(3.89)	32.45	31.06%	209,951	0.29%	1.66%
Class III
12/31/23	$26.63	$0.44	$6.19	$6.63	$(0.48)	$(2.84)	$(3.32)	$29.94	26.10%	$335,587	0.13%	1.53%
12/31/22	35.15	0.44	(6.70)	(6.26)	(0.42)	(1.84)	(2.26)	26.63	(18.23%)	274,717	0.13%	1.48%
12/31/21	28.98	0.41	7.74	8.15	(0.52)	(1.46)	(1.98)	35.15	28.54%	359,612	0.12%	1.26%
12/31/20	32.39	0.50	4.71	5.21	(0.65)	(7.97)	(8.62)	28.98	18.41%	307,589	0.13%	1.72%
12/31/19	28.05	0.57	7.70	8.27	(1.01)	(2.92)	(3.93)	32.39	31.27%	268,217	0.14%	1.82%
Service Class I
12/31/23	$25.35	$0.27	$5.88	$6.15	$(0.28)	$(2.84)	$(3.12)	$28.38	25.44%	$33,270	0.68%	0.97%
12/31/22	33.55	0.26	(6.39)	(6.13)	(0.23)	(1.84)	(2.07)	25.35	(18.69%)	34,664	0.68%	0.92%
12/31/21	27.76	0.22	7.40	7.62	(0.37)	(1.46)	(1.83)	33.55	27.86%	52,483	0.67%	0.71%
12/31/20	31.35	0.33	4.52	4.85	(0.47)	(7.97)	(8.44)	27.76	17.74%	44,361	0.68%	1.18%
12/31/19	27.24	0.38	7.48	7.86	(0.83)	(2.92)	(3.75)	31.35	30.56%	45,967	0.69%	1.26%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	2%	2%	3%	5%	5%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
214

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$7.24	$0.07	$0.59	$0.66	$(0.07)	$(0.67)	$(0.74)	$7.16	9.88%	$266,763	0.87%	N/A	0.93%
12/31/22	8.30	0.06	(0.45)	(0.39)	(0.07)	(0.60)	(0.67)	7.24	(4.69%)	288,336	0.86%	N/A	0.85%
12/31/21	7.25	0.07	1.51	1.58	(0.08)	(0.45)	(0.53)	8.30	22.25%	338,277	0.87%	N/A	0.89%
12/31/20	6.77	0.07	0.76	0.83	(0.05)	(0.30)	(0.35)	7.25	12.76%	277,370	0.87%	N/A	1.10%
12/31/19	5.33	0.07	1.53	1.60	(0.02)	(0.14)	(0.16)	6.77	30.15%	297,347	0.89%	0.88%	1.11%
Service Class I
12/31/23	$6.91	$0.05	$0.57	$0.62	$(0.06)	$(0.67)	$(0.73)	$6.80	9.69%	$22,935	1.12%	N/A	0.68%
12/31/22	7.96	0.04	(0.44)	(0.40)	(0.05)	(0.60)	(0.65)	6.91	(5.02%)	22,509	1.12%	N/A	0.60%
12/31/21	6.98	0.05	1.45	1.50	(0.07)	(0.45)	(0.52)	7.96	21.88%	22,988	1.12%	N/A	0.64%
12/31/20	6.53	0.05	0.74	0.79	(0.04)	(0.30)	(0.34)	6.98	12.54%	19,686	1.12%	N/A	0.85%
12/31/19	5.15	0.05	1.47	1.52	(0.00)[d]	(0.14)	(0.14)	6.53	29.73%	18,439	1.15%	1.13%	0.90%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	15%	24%	34%	36%	36%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
215

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.32	$0.20	$1.14	$1.34	$(0.13)	$—	$(0.13)	$9.53	16.22%	$170,360	0.95%	0.94%	2.22%
12/31/22	11.04	0.22	(1.88)	(1.66)	(0.37)	(0.69)	(1.06)	8.32	(14.58%)	175,988	0.95%	0.93%	2.40%
12/31/21	10.02	0.22	1.09	1.31	(0.29)	—	(0.29)	11.04	13.04%	237,547	0.94%	0.92%	1.99%
12/31/20	10.10	0.14	0.37	0.51	(0.27)	(0.32)	(0.59)	10.02	5.93%	266,506	0.92%	0.88%	1.61%
12/31/19	9.25	0.26	0.92	1.18	(0.18)	(0.15)	(0.33)	10.10	13.17%	307,367	0.94%	0.89%	2.69%
Service Class
12/31/23	$8.27	$0.18	$1.13	$1.31	$(0.11)	$—	$(0.11)	$9.47	15.97%	$9,250	1.20%	1.19%	1.98%
12/31/22	10.98	0.19	(1.87)	(1.68)	(0.34)	(0.69)	(1.03)	8.27	(14.87%)	8,819	1.20%	1.19%	2.06%
12/31/21	9.95	0.19	1.10	1.29	(0.26)	—	(0.26)	10.98	12.95%	8,063	1.19%	1.17%	1.72%
12/31/20	10.04	0.12	0.36	0.48	(0.25)	(0.32)	(0.57)	9.95	5.57%	8,323	1.17%	1.13%	1.36%
12/31/19	9.20	0.24	0.90	1.14	(0.15)	(0.15)	(0.30)	10.04	12.78%	9,820	1.19%	1.14%	2.44%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	14%	10%	16%	106%	43%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
216

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Fundamental Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.36	$0.07	$1.85	$1.92	$(0.09)	$—	$(0.09)	$10.19	23.00%	$119,336	0.81%	N/A	0.71%
12/31/22	12.55	0.07	(2.50)	(2.43)	(0.06)	(1.70)	(1.76)	8.36	(20.24%)	147,522	0.81%	N/A	0.75%
12/31/21	10.73	0.09	2.81	2.90	(0.06)	(1.02)	(1.08)	12.55	27.67%	220,586	0.81%	N/A	0.77%
12/31/20	10.02	0.07	1.85	1.92	(0.00)[d]	(1.21)	(1.21)	10.73	20.02%	161,496	0.82%	0.82%[k]	0.73%
12/31/19	9.37	0.01	2.92	2.93	(0.06)	(2.22)	(2.28)	10.02	33.74%	101,937	0.87%	0.87%[l]	0.09%
Service Class I
12/31/23	$7.93	$0.04	$1.76	$1.80	$(0.07)	$—	$(0.07)	$9.66	22.76%	$22,506	1.06%	N/A	0.46%
12/31/22	12.01	0.05	(2.39)	(2.34)	(0.04)	(1.70)	(1.74)	7.93	(20.44%)	19,691	1.06%	N/A	0.50%
12/31/21	10.31	0.06	2.70	2.76	(0.04)	(1.02)	(1.06)	12.01	27.38%	25,154	1.06%	N/A	0.52%
12/31/20	9.70	0.05	1.77	1.82	—	(1.21)	(1.21)	10.31	19.59%	19,931	1.08%	1.07%	0.48%
12/31/19	9.15	(0.02)	2.84	2.82	(0.05)	(2.22)	(2.27)	9.70	33.33%	15,457	1.12%	1.12%[l]	(0.16%)

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	61%	56%	56%	113%	129%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
217

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$11.45	$0.12	$1.38	$1.50	$(0.16)	$(0.73)	$(0.89)	$12.06	13.69%	$142,681	0.80%	0.78%	1.07%
12/31/22	14.86	0.16	(0.88)	(0.72)	(0.14)	(2.55)	(2.69)	11.45	(4.86%)	145,398	0.82%	0.80%	1.21%
12/31/21	11.62	0.12	3.36	3.48	(0.24)	—	(0.24)	14.86	30.02%	173,486	0.83%	0.81%	0.87%
12/31/20	13.09	0.19	(0.08)aa	0.11	(0.15)	(1.43)	(1.58)	11.62	2.67%	178,953	0.80%	0.78%	1.71%
12/31/19	12.38	0.18	2.40	2.58	(0.27)	(1.60)	(1.87)	13.09	22.79%	193,994	0.81%	0.79%	1.35%
Service Class I
12/31/23	$11.10	$0.09	$1.33	$1.42	$(0.13)	$(0.73)	$(0.86)	$11.66	13.41%	$22,626	1.05%	1.03%	0.82%
12/31/22	14.49	0.12	(0.84)	(0.72)	(0.12)	(2.55)	(2.67)	11.10	(5.03%)	22,015	1.07%	1.05%	0.96%
12/31/21	11.35	0.08	3.28	3.36	(0.22)	—	(0.22)	14.49	29.68%	22,062	1.08%	1.06%	0.61%
12/31/20	12.83	0.16	(0.09)aa	0.07	(0.12)	(1.43)	(1.55)	11.35	2.37%	15,956	1.05%	1.03%	1.47%
12/31/19	12.17	0.14	2.36	2.50	(0.24)	(1.60)	(1.84)	12.83	22.49%	16,173	1.06%	1.04%	1.10%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	50%	31%	42%	86%	131%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.
218

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/23	$4.00	$0.04	$0.52	$0.56	$(0.04)	$(0.27)	$(0.31)	$4.25	14.51%	$93,239	0.83%	0.99%
12/31/22	14.85	0.06	(2.61)	(2.55)	(0.19)	(8.11)	(8.30)	4.00	(17.78%)	103,424	0.85%	0.80%
12/31/21	13.96	0.09	2.30	2.39	(0.14)	(1.36)	(1.50)	14.85	17.32%	151,785	0.80%	0.61%
12/31/20	12.86	0.11	1.61	1.72	(0.14)	(0.48)	(0.62)	13.96	14.02%	361,660	0.80%	0.88%
12/31/19	10.25	0.15	2.94	3.09	(0.08)	(0.40)	(0.48)	12.86	30.59%	411,174	0.79%	1.23%
Class II
12/31/23	$4.32	$0.04	$0.56	$0.60	$(0.04)	$(0.27)	$(0.31)	$4.61	14.37%	$15,621	0.83%	0.99%
12/31/22	15.27	0.06	(2.68)	(2.62)	(0.22)	(8.11)	(8.33)	4.32	(17.71%)	15,307	0.85%	0.81%
12/31/21	14.31	0.09	2.37	2.46	(0.14)	(1.36)	(1.50)	15.27	17.42%	20,021	0.80%	0.57%
12/31/20	13.17	0.11	1.64	1.75	(0.13)	(0.48)	(0.61)	14.31	13.96%	18,461	0.80%	0.86%
12/31/19	10.48	0.16	3.00	3.16	(0.07)	(0.40)	(0.47)	13.17	30.58%	17,896	0.79%	1.31%
Service Class I
12/31/23	$3.79	$0.03	$0.48	$0.51	$(0.03)	$(0.27)	$(0.30)	$4.00	14.08%	$21,662	1.08%	0.74%
12/31/22	14.62	0.04	(2.58)	(2.54)	(0.18)	(8.11)	(8.29)	3.79	(18.00%)	19,731	1.10%	0.54%
12/31/21	13.76	0.05	2.28	2.33	(0.11)	(1.36)	(1.47)	14.62	17.16%	19,585	1.05%	0.32%
12/31/20	12.69	0.07	1.59	1.66	(0.11)	(0.48)	(0.59)	13.76	13.70%	18,086	1.05%	0.60%
12/31/19	10.11	0.13	2.89	3.02	(0.04)	(0.40)	(0.44)	12.69	30.28%	17,108	1.04%	1.06%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	10%	14%	9%	13%	16%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
219

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$10.82	$0.19	$0.67	$0.86	$(0.23)	$(1.39)	$(1.62)	$10.06	9.19%	$127,837	0.71%	1.80%
12/31/22	12.41	0.18	(0.25)	(0.07)	(0.18)	(1.34)	(1.52)	10.82	(0.31%)	188,904	0.70%	1.59%
12/31/21	10.00	0.15	2.47	2.62	(0.21)	—	(0.21)	12.41	26.27%	221,734	0.69%	1.29%
12/31/20	9.94	0.15	0.12aa	0.27	(0.18)	(0.03)	(0.21)	10.00	3.03%	241,441	0.70%	1.75%
12/31/19	8.49	0.19	1.82	2.01	(0.19)	(0.37)	(0.56)	9.94	24.43%	274,290	0.69%	2.00%
Service Class
12/31/23	$10.61	$0.16	$0.66	$0.82	$(0.20)	$(1.39)	$(1.59)	$9.84	8.98%	$28,234	0.96%	1.59%
12/31/22	12.20	0.15	(0.25)	(0.10)	(0.15)	(1.34)	(1.49)	10.61	(0.59%)	28,427	0.95%	1.35%
12/31/21	9.84	0.12	2.43	2.55	(0.19)	—	(0.19)	12.20	25.94%	31,557	0.94%	1.07%
12/31/20	9.78	0.13	0.11aa	0.24	(0.15)	(0.03)	(0.18)	9.84	2.79%	26,998	0.95%	1.50%
12/31/19	8.36	0.16	1.80	1.96	(0.17)	(0.37)	(0.54)	9.78	24.14%	29,436	0.94%	1.75%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	21%	28%	49%	43%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.
220

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.78	$0.15	$1.47	$1.62	$(0.13)	$—	$(0.13)	$10.27	18.51%	$239,571	1.05%	0.95%	1.56%
12/31/22	11.08	0.13	(1.83)	(1.70)	(0.11)	(0.49)	(0.60)	8.78	(15.10%)	204,861	1.08%	0.98%	1.39%
12/31/21	9.98	0.14	1.03	1.17	(0.07)	—	(0.07)	11.08	11.77%	249,038	1.05%	0.97%	1.32%
12/31/20	10.10	0.03	0.38	0.41	(0.28)	(0.25)	(0.53)	9.98	5.37%	159,694	1.07%	1.00%	0.39%
12/31/19	8.91	0.29	1.74	2.03	(0.19)	(0.65)	(0.84)	10.10	24.63%	178,397	1.05%	1.00%	3.02%
Service Class I
12/31/23	$8.68	$0.12	$1.46	$1.58	$(0.11)	$—	$(0.11)	$10.15	18.27%	$9,967	1.30%	1.20%	1.28%
12/31/22	10.96	0.10	(1.81)	(1.71)	(0.08)	(0.49)	(0.57)	8.68	(15.35%)	8,051	1.33%	1.23%	1.12%
12/31/21	9.88	0.12	1.02	1.14	(0.06)	—	(0.06)	10.96	11.49%	8,452	1.29%	1.22%	1.09%
12/31/20	10.01	0.01	0.37	0.38	(0.26)	(0.25)	(0.51)	9.88	5.07%	7,021	1.32%	1.25%	0.10%
12/31/19	8.84	0.26	1.73	1.99	(0.17)	(0.65)	(0.82)	10.01	24.35%	6,821	1.30%	1.25%	2.70%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	23%	19%	75%	49%	37%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
221

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$9.81	$(0.02)	$4.99	$4.97	$—	$(0.88)	$(0.88)	$13.90	51.71%	$180,077	0.69%	(0.20%)
12/31/22	15.04	(0.01)	(4.04)	(4.05)	—	(1.18)	(1.18)	9.81	(27.55%)	132,218	0.72%	(0.12%)
12/31/21	13.98	(0.01)	2.59	2.58	(0.01)	(1.51)	(1.52)	15.04	18.41%	196,928	0.70%	(0.10%)
12/31/20	11.09	0.01	3.49	3.50	(0.04)	(0.57)	(0.61)	13.98	31.78%	120,464	0.72%	0.10%
12/31/19	9.68	0.05	2.89	2.94	(0.07)	(1.46)	(1.53)	11.09	31.99%	95,272	0.74%	0.45%
Service Class
12/31/23	$9.27	$(0.05)	$4.71	$4.66	$—	$(0.88)	$(0.88)	$13.05	51.37%	$28,785	0.94%	(0.45%)
12/31/22	14.33	(0.04)	(3.84)	(3.88)	—	(1.18)	(1.18)	9.27	(27.73%)	17,968	0.98%	(0.37%)
12/31/21	13.41	(0.05)	2.48	2.43	—	(1.51)	(1.51)	14.33	18.08%	25,902	0.95%	(0.33%)
12/31/20	10.66	(0.02)bb	3.36	3.34	(0.02)	(0.57)	(0.59)	13.41	31.53%	22,226	0.97%	(0.15%)
12/31/19	9.36	0.02	2.79	2.81	(0.05)	(1.46)	(1.51)	10.66	31.66%	16,394	0.99%	0.19%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	8%	25%	21%	32%	11%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb
The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.
222

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$13.33	$0.08	$1.52	$1.60	$(0.08)	$(2.62)	$(2.70)	$12.23	12.87%	$80,913	1.06%	0.61%
12/31/22	15.23	0.07	(1.90)	(1.83)	(0.07)	—	(0.07)	13.33	(12.05%)	83,308	1.08%	0.50%
12/31/21	13.78	0.06	1.53	1.59	(0.14)	—	(0.14)	15.23	11.54%	114,646	0.99%	0.39%
12/31/20	13.10	0.10	0.76	0.86	(0.18)	—	(0.18)	13.78	6.68%	116,694	1.06%	0.78%
12/31/19	11.90	0.13	1.28	1.41	(0.21)	—	(0.21)	13.10	11.90%	124,549	0.97%	1.05%
Service Class
12/31/23	$13.22	$0.05	$1.51	$1.56	$(0.04)	$(2.62)	$(2.66)	$12.12	12.59%	$17,363	1.31%	0.36%
12/31/22	15.10	0.03	(1.88)	(1.85)	(0.03)	—	(0.03)	13.22	(12.27%)	19,280	1.34%	0.25%
12/31/21	13.67	0.02	1.52	1.54	(0.11)	—	(0.11)	15.10	11.26%	25,982	1.24%	0.14%
12/31/20	12.99	0.07	0.76	0.83	(0.15)	—	(0.15)	13.67	6.42%	26,901	1.31%	0.53%
12/31/19	11.80	0.10	1.26	1.36	(0.17)	—	(0.17)	12.99	11.62%	30,588	1.22%	0.81%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	2%	8%	5%	20%	2%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
223

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.79	$(0.01)	$2.00	$1.99	$—	$—	$—	$10.78	22.64%	$251,300	0.82%	(0.15%)
12/31/22	16.52	(0.03)	(3.89)	(3.92)	—	(3.81)	(3.81)	8.79	(25.11%)	229,303	0.82%	(0.23%)
12/31/21	18.10	(0.07)	2.48	2.41	—	(3.99)	(3.99)	16.52	13.21%	343,781	0.80%	(0.38%)
12/31/20	15.88	(0.03)	3.83	3.80	(0.01)	(1.57)	(1.58)	18.10	25.57%	434,830	0.81%	(0.19%)
12/31/19	13.94	0.02	4.17	4.19	(0.00)[d]	(2.25)	(2.25)	15.88	31.30%	407,351	0.81%	0.12%
Service Class
12/31/23	$7.88	$(0.03)	$1.79	$1.76	$—	$—	$—	$9.64	22.34%	$87,772	1.07%	(0.40%)
12/31/22	15.34	(0.05)	(3.60)	(3.65)	—	(3.81)	(3.81)	7.88	(25.31%)	81,012	1.07%	(0.47%)
12/31/21	17.09	(0.11)	2.35	2.24	—	(3.99)	(3.99)	15.34	12.99%	118,139	1.05%	(0.63%)
12/31/20	15.10	(0.06)	3.62	3.56	—	(1.57)	(1.57)	17.09	25.25%	117,808	1.06%	(0.44%)
12/31/19	13.37	(0.02)	4.00	3.98	—	(2.25)	(2.25)	15.10	31.01%	108,793	1.06%	(0.13%)

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	39%	32%	33%	66%	28%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
224

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$9.17	$0.16	$0.27	$0.43	$(0.24)	$(1.46)	$(1.70)	$7.90	5.97%	$223,312	0.89%	1.88%
12/31/22	12.58	0.19	(0.38)	(0.19)	(0.26)	(2.96)	(3.22)	9.17	(1.33%)	247,316	0.90%	1.76%
12/31/21	10.59	0.17	2.28	2.45	(0.18)	(0.28)	(0.46)	12.58	23.31%	295,384	0.88%	1.39%
12/31/20	10.60	0.15	0.01	0.16	(0.17)	—	(0.17)	10.59	1.71%	348,614	0.89%	1.62%
12/31/19	9.35	0.17	2.37	2.54	(0.18)	(1.11)	(1.29)	10.60	29.13%	389,141	0.88%	1.65%
Service Class
12/31/23	$8.91	$0.14	$0.26	$0.40	$(0.22)	$(1.46)	$(1.68)	$7.63	5.70%	$46,075	1.14%	1.63%
12/31/22	12.31	0.16	(0.37)	(0.21)	(0.23)	(2.96)	(3.19)	8.91	(1.56%)	50,294	1.15%	1.52%
12/31/21	10.38	0.14	2.22	2.36	(0.15)	(0.28)	(0.43)	12.31	22.95%	55,704	1.13%	1.16%
12/31/20	10.39	0.13	0.00[d]	0.13	(0.14)	—	(0.14)	10.38	1.48%	51,269	1.14%	1.37%
12/31/19	9.18	0.14	2.33	2.47	(0.15)	(1.11)	(1.26)	10.39	28.90%	53,223	1.13%	1.40%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	44%	70%	46%	74%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
225

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.42	$0.01	$1.41	$1.42	$—	$—	$9.84	16.84%	$126,158	1.11%	1.08%	0.13%
12/31/22	15.26	(0.01)	(3.26)	(3.27)	(3.57)	(3.57)	8.42	(23.15%)	116,615	1.13%	1.10%	(0.07%)
12/31/21	16.86	(0.09)	1.31	1.22	(2.82)	(2.82)	15.26	7.31%	165,781	1.10%	1.07%	(0.50%)
12/31/20	14.13	(0.04)	4.55	4.51	(1.78)	(1.78)	16.86	35.62%	180,047	1.11%	1.08%	(0.27%)
12/31/19	12.82	(0.01)	4.11	4.10	(2.79)	(2.79)	14.13	34.32%	170,426	1.11%	1.09%	(0.06%)
Service Class
12/31/23	$7.23	$(0.01)bb	$1.20	$1.19	$—	$—	$8.42	16.55%	$25,011	1.36%	1.33%	(0.12%)
12/31/22	13.73	(0.03)	(2.90)	(2.93)	(3.57)	(3.57)	7.23	(23.35%)	22,650	1.38%	1.35%	(0.32%)
12/31/21	15.48	(0.11)	1.18	1.07	(2.82)	(2.82)	13.73	7.04%	32,665	1.35%	1.32%	(0.75%)
12/31/20	13.14	(0.06)	4.18	4.12	(1.78)	(1.78)	15.48	35.29%	31,165	1.36%	1.33%	(0.52%)
12/31/19	12.11	(0.04)	3.86	3.82	(2.79)	(2.79)	13.14	33.99%	26,026	1.36%	1.34%	(0.30%)

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	39%	68%	73%	79%	63%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb
The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.
226

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$7.43	$0.09	$1.10	$1.19	$(0.08)	$(0.02)	$(0.10)	$8.52	16.14%	$49,994	1.07%	0.92%	1.20%
12/31/22	17.91	0.10	(2.20)	(2.10)	(0.03)	(8.35)	(8.38)	7.43	(14.78%)	51,032	1.08%	0.93%	0.87%
12/31/21	15.25	0.03	3.77	3.80	(0.06)	(1.08)	(1.14)	17.91	25.47%	67,627	1.05%	0.98%	0.16%
12/31/20	14.75	0.04	1.15	1.19	(0.03)	(0.66)	(0.69)	15.25	9.16%	65,955	1.06%	1.01%	0.33%
12/31/19	13.86	0.04	3.20	3.24	(0.04)	(2.31)	(2.35)	14.75	25.54%	74,855	1.06%	1.01%	0.25%
Service Class I
12/31/23	$6.78	$0.07	$1.00	$1.07	$(0.06)	$(0.02)	$(0.08)	$7.77	15.92%	$25,335	1.32%	1.17%	0.95%
12/31/22	17.15	0.07	(2.09)	(2.02)	—	(8.35)	(8.35)	6.78	(15.06%)	24,640	1.33%	1.18%	0.63%
12/31/21	14.66	(0.01)bb	3.61	3.60	(0.03)	(1.08)	(1.11)	17.15	25.12%	30,943	1.30%	1.23%	(0.08%)
12/31/20	14.21	0.01	1.11	1.12	(0.01)	(0.66)	(0.67)	14.66	8.92%	26,467	1.31%	1.26%	0.07%
12/31/19	13.43	0.00[d]	3.10	3.10	(0.01)	(2.31)	(2.32)	14.21	25.26%	25,636	1.31%	1.26%	0.01%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	44%	42%	127%	29%	24%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb
The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.
227

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$8.88	$0.08	$1.30	$1.38	$(0.10)	$(1.19)	$(1.29)	$8.97	17.12%	$112,463	0.82%	0.90%
12/31/22	14.72	0.12	(2.23)	(2.11)	(0.16)	(3.57)	(3.73)	8.88	(15.69%)	109,598	0.83%	1.06%
12/31/21	10.94	0.13	3.79	3.92	(0.14)	—	(0.14)	14.72	35.94%	149,280	0.81%	0.99%
12/31/20	11.06	0.09	0.30	0.39	(0.10)	(0.41)	(0.51)	10.94	4.65%	164,145	0.81%	0.98%
12/31/19	10.61	0.12	1.83	1.95	(0.07)	(1.43)	(1.50)	11.06	20.39%	179,503	0.81%	1.04%
Service Class
12/31/23	$8.71	$0.06	$1.28	$1.34	$(0.08)	$(1.19)	$(1.27)	$8.78	16.89%	$24,607	1.07%	0.65%
12/31/22	14.51	0.09	(2.19)	(2.10)	(0.13)	(3.57)	(3.70)	8.71	(15.89%)	23,434	1.08%	0.81%
12/31/21	10.79	0.10	3.74	3.84	(0.12)	—	(0.12)	14.51	35.64%	29,951	1.06%	0.77%
12/31/20	10.92	0.07	0.28	0.35	(0.07)	(0.41)	(0.48)	10.79	4.32%	22,302	1.06%	0.73%
12/31/19	10.50	0.09	1.80	1.89	(0.04)	(1.43)	(1.47)	10.92	19.98%	23,295	1.06%	0.80%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	49%	42%	50%	60%	35%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
228

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Sustainable Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$17.25	$0.18	$3.46	$3.64	$(0.19)	$(5.98)	$(6.17)	$14.72	24.51%	$91,796	0.56%	1.09%
12/31/22	24.54	0.18	(4.18)	(4.00)	(0.20)	(3.09)	(3.29)	17.25	(17.01%)	83,958	0.57%	0.90%
12/31/21	20.53	0.17	5.35	5.52	(0.20)	(1.31)	(1.51)	24.54	27.14%	112,894	0.56%	0.74%
12/31/20	19.43	0.19	2.50	2.69	(0.18)	(1.41)	(1.59)	20.53	14.51%	105,573	0.57%	1.03%
12/31/19	16.35	0.19	4.86	5.05	(0.19)	(1.78)	(1.97)	19.43	32.10%	106,949	0.57%	1.02%
Service Class
12/31/23	$17.03	$0.14	$3.40	$3.54	$(0.13)	$(5.98)	$(6.11)	$14.46	24.20%	$50,474	0.81%	0.84%
12/31/22	24.26	0.13	(4.12)	(3.99)	(0.15)	(3.09)	(3.24)	17.03	(17.20%)	46,580	0.82%	0.66%
12/31/21	20.33	0.10	5.29	5.39	(0.15)	(1.31)	(1.46)	24.26	26.78%	60,966	0.81%	0.44%
12/31/20	19.26	0.14	2.47	2.61	(0.13)	(1.41)	(1.54)	20.33	14.24%	49,786	0.82%	0.78%
12/31/19	16.22	0.14	4.83	4.97	(0.15)	(1.78)	(1.93)	19.26	31.82%	46,002	0.82%	0.77%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	29%	81%	12%	17%	16%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
229

MML Series Investment Fund (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/23	$8.78	$0.34	$0.13	$0.47	$(0.22)	$—	$(0.22)	$9.03	5.45%	$294,153	0.63%	N/A	3.82%
12/31/22	10.47	0.22	(1.75)	(1.53)	(0.16)	—	(0.16)	8.78	(14.70%)	256,760	0.64%	N/A	2.37%
12/31/21	11.28	0.12	(0.25)	(0.13)	(0.20)	(0.48)	(0.68)	10.47	(1.19%)	354,653	0.61%	N/A	1.12%
12/31/20	10.74	0.20	0.74	0.94	(0.35)	(0.05)	(0.40)	11.28	8.79%	288,005	0.62%	0.61%	1.77%
12/31/19	10.16	0.26	0.65	0.91	(0.33)	—	(0.33)	10.74	8.91%	342,002	0.61%	0.60%	2.48%
Service Class I
12/31/23	$8.66	$0.31	$0.13	$0.44	$(0.19)	$—	$(0.19)	$8.91	5.20%	$38,390	0.88%	N/A	3.56%
12/31/22	10.32	0.20	(1.73)	(1.53)	(0.13)	—	(0.13)	8.66	(14.90%)	37,985	0.89%	N/A	2.13%
12/31/21	11.14	0.09	(0.25)	(0.16)	(0.18)	(0.48)	(0.66)	10.32	(1.51%)	50,391	0.86%	N/A	0.87%
12/31/20	10.62	0.16	0.75	0.91	(0.34)	(0.05)	(0.39)	11.14	8.60%	51,252	0.87%	0.86%	1.47%
12/31/19	10.06	0.23	0.64	0.87	(0.31)	—	(0.31)	10.62	8.65%	34,011	0.86%	0.85%	2.21%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	492%	417%	441%	328%	219%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
230

Notes to Financial Statements

1.	The Funds
MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):
MML Conservative Allocation Fund (“Conservative Allocation Fund”)
MML Balanced Allocation Fund (“Balanced Allocation Fund”)
MML Moderate Allocation Fund (“Moderate Allocation Fund”)
MML Growth Allocation Fund (“Growth Allocation Fund”)
MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)
MML American Funds Growth Fund (“MML American Funds Growth Fund”)
MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)
MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)
MML Equity Income Fund (“Equity Income Fund”)
MML Equity Index Fund (“Equity Index Fund”)
MML Focused Equity Fund (“Focused Equity Fund”)
MML Foreign Fund (“Foreign Fund”)
MML Fundamental Equity Fund (“Fundamental Equity Fund”)
MML Fundamental Value Fund (“Fundamental Value Fund”)
MML Global Fund (“Global Fund”)
MML Income & Growth Fund (“Income & Growth Fund”)
MML International Equity Fund (“International Equity Fund”)
MML Large Cap Growth Fund (“Large Cap Growth Fund”)
MML Managed Volatility Fund (“Managed Volatility Fund”)
MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)
MML Mid Cap Value Fund (“Mid Cap Value Fund”)
MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)
MML Small Company Value Fund (“Small Company Value Fund”)
MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)
MML Sustainable Equity Fund (“Sustainable Equity Fund”)
MML Total Return Bond Fund (“Total Return Bond Fund”)
The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the Allocation Funds (as defined below), which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.
Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.
The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II advised by MML Investment Advisers, LLC (“MML Advisers”) and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds that are not Funds of the Trust are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

231

Notes to Financial Statements (Continued)

MML American Funds Growth Fund (the “Feeder Fund”) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series (the “Master Fund”). The Master Fund is an open-end investment company and organized as a Massachusetts business trust. The Feeder Fund has an investment objective that is consistent with the Master Fund. The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the Feeder Fund’s financial statements. As of December 31, 2023, the MML American Funds Growth Fund owned 0.63% of the Master Fund. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”). The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Fund’s and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.
2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Investment Valuation
The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund or an Underlying Fund or the Master Fund holds foreign securities that trade on days that foreign securities markets are open.
The net asset value of each of the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund is based upon the net asset value(s) of the Master Fund or Underlying Funds, as applicable. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.
The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and the Master Fund, as applicable, explain the valuation methods for the Underlying Funds and the Master Fund, including the circumstances under which the Underlying Funds or the Master Fund, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the

232

Notes to Financial Statements (Continued)

principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.
The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds and certain Underlying Funds or the Master Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.  The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.
Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using alternate valuation approaches including the following:
Market approach: considers factors including the price of recent investments in the same or similar security or financial metrics of comparable securities.
Income approach: considers factors including expected future cash flows, security specific risks, and corresponding discount rates.
Cost approach: considers factors including the value of the security’s underlying assets and liabilities.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value

233

Notes to Financial Statements (Continued)

among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.
In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.
The Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund characterized all investments at Level 1, as of December 31, 2023. The Focused Equity Fund, Fundamental Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2023. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

234

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2023, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$ 446,683,777	$ 997,853	$ 742,427	$ 448,424,057
Preferred Stock	—	—	911,759	911,759
Corporate Debt	—	787,214	—	787,214
Short-Term Investments	107	762,854	—	762,961
Total Investments	$446,683,884	$2,547,921	$1,654,186	$450,885,991
Equity Income Fund
Asset Investments
Common Stock	$330,635,579	$13,739,796*	$—	$344,375,375
Preferred Stock	608,205	2,154,034*	—	2,762,239
Short-Term Investments	2,228,201	1,127,824	—	3,356,025
Total Investments	$333,471,985	$17,021,654	$—	$350,493,639
Equity Index Fund
Asset Investments
Common Stock	$647,264,996	$—	$—	$647,264,996
Short-Term Investments	—	5,777,744	—	5,777,744
Total Investments	$647,264,996	$5,777,744	$—	$653,042,740
Asset Derivatives
Futures Contracts	$173,947	$—	$—	$173,947
Foreign Fund
Asset Investments
Common Stock*
Australia	$—	$8,783,765	$—	$8,783,765
Belgium	693,408	6,243,204	—	6,936,612
Canada	1,240,277	—	—	1,240,277
China	643,104	—	—	643,104
Denmark	—	744,731	—	744,731
France	—	17,222,072	—	17,222,072
Germany	—	19,102,370	—	19,102,370
Hong Kong	—	1,411,241	—	1,411,241
Ireland	2,653,224	4,101,115	—	6,754,339
Israel	1,802,922	—	—	1,802,922
Italy	—	665,635	—	665,635
Japan	—	34,595,034	—	34,595,034
Luxembourg	—	1,656,187	—	1,656,187
Netherlands	—	8,729,502	—	8,729,502
Norway	—	2,296,110	—	2,296,110
Republic of Korea	—	3,691,769	—	3,691,769
Singapore	—	2,541,633	—	2,541,633
Sweden	—	4,360,887	—	4,360,887
Switzerland	—	7,089,343	—	7,089,343
United Kingdom	—	33,708,705	—	33,708,705
United States	1,683,911	11,738,845	—	13,422,756

235

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Foreign Fund (Continued)
Asset Investments (Continued)
Preferred Stock*
Germany	$—	$1,053,658	$—	$1,053,658
Short-Term Investments	278,100	455,105	—	733,205
Total Investments	$8,994,946	$170,190,911	$—	$179,185,857
Fundamental Equity Fund
Asset Investments
Common Stock	$140,052,862	$730,785*	$—	$140,783,647
Short-Term Investments	—	910,882	—	910,882
Total Investments	$140,052,862	$1,641,667	$—	$141,694,529
Global Fund
Asset Investments
Common Stock*
Austria	$—	$739,488	$—	$739,488
Canada	4,621,465	—	—	4,621,465
Denmark	—	702,905	—	702,905
France	—	9,871,110	—	9,871,110
Germany	—	4,000,304	—	4,000,304
Israel	1,623,546	—	—	1,623,546
Japan	—	3,249,126	—	3,249,126
Mexico	455,756	—	—	455,756
Netherlands	—	3,344,596	—	3,344,596
Republic of Korea	—	1,581,014	—	1,581,014
Spain	—	2,194,206	—	2,194,206
Sweden	—	1,497,827	—	1,497,827
Switzerland	—	6,796,062	—	6,796,062
United Kingdom	—	9,949,594	—	9,949,594
United States	68,099,922	10,815,492	—	78,915,414
Short-Term Investments	2,520,046	590,873	—	3,110,919
Total Investments	$77,320,735	$55,332,597	$—	$132,653,332
Income & Growth Fund
Asset Investments
Common Stock	$ 154,707,533	$ —	$ —	$ 154,707,533
Short-Term Investments	1,388,296	1,669,594	—	3,057,890
Total Investments	$156,095,829	$1,669,594	$—	$157,765,423
International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$3,007,808	$—	$3,007,808
Belgium	769,441	2,133,611	—	2,903,052
Canada	8,147,005	—	—	8,147,005
China	751,732	5,212,613	—	5,964,345
Denmark	—	5,982,236	—	5,982,236
France	—	39,946,315	—	39,946,315
Germany	—	37,051,056	—	37,051,056
Hong Kong	—	6,343,940	—	6,343,940
India	2,239,595	570,040	—	2,809,635

236

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
International Equity Fund (Continued)
Asset Investments (Continued)
Indonesia	$—	$127,606	$ —	$127,606
Ireland	3,995,466	722,013	—	4,717,479
Israel	1,516,593	—	—	1,516,593
Italy	—	6,407,521	—	6,407,521
Japan	—	28,133,685	—	28,133,685
Luxembourg	—	1,243,135	—	1,243,135
Netherlands	—	5,507,221	—	5,507,221
Portugal	—	1,223,540	—	1,223,540
Republic of Korea	—	3,241,491	—	3,241,491
Singapore	—	1,963,071	—	1,963,071
Spain	—	2,930,266	—	2,930,266
Sweden	—	3,330,198	—	3,330,198
Switzerland	—	19,077,052	—	19,077,052
Taiwan	2,145,728	—	—	2,145,728
United Kingdom	—	27,632,155	—	27,632,155
United States	2,511,902	21,056,139	—	23,568,041
Preferred Stock*
Republic of Korea	—	1,475,588	—	1,475,588
Short-Term Investments	1,317,160	2,352,682	—	3,669,842
Total Investments	$23,394,622	$ 226,670,982	$—	$ 250,065,604
Large Cap Growth Fund
Asset Investments
Common Stock	$ 206,341,432	$—	$—	$ 206,341,432
Short-Term Investments	171,315	2,602,266	—	2,773,581
Total Investments	$ 206,512,747	$2,602,266	$—	$209,115,013
Managed Volatility Fund
Asset Investments
Common Stock	$98,013,993	$—	$—	$98,013,993
Corporate Debt	—	—	—+	—
Purchased Options	510,353	—	—	510,353
Rights	—	—	—+	—
Short-Term Investments	—	1,972,416	—	1,972,416
Total Investments	$98,524,346	$1,972,416	$—	$ 100,496,762
Liability Derivatives
Written Options	$(1,986,480)	$—	$—	$(1,986,480)
Mid Cap Growth Fund
Asset Investments
Common Stock	$330,804,060	$121,199	$—	$330,925,259
Preferred Stock	—	—	740,514	740,514
Short-Term Investments	949,972	8,128,915	—	9,078,887
Total Investments	$331,754,032	$8,250,114	$740,514	$ 340,744,660

237

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Mid Cap Value Fund
Asset Investments
Common Stock	$240,731,717	$20,944,184*	$—	$261,675,901
Preferred Stock	—	2,150,829*	—	2,150,829
Short-Term Investments	—	5,063,111	—	5,063,111
Total Investments	$240,731,717	$28,158,124	$—	$268,889,841
Liability Derivatives
Forward Contracts	$—	$(191,685)	$—	$(191,685)
Small Cap Growth Equity Fund
Asset Investments
Common Stock	$148,098,186	$—	$—	$148,098,186
Mutual Funds	1,287,267	—	—	1,287,267
Short-Term Investments	643,138	1,777,376	—	2,420,514
Total Investments	$150,028,591	$1,777,376	$—	$151,805,967
Small Company Value Fund
Asset Investments
Common Stock	$74,610,394	$423,250*	$—	$75,033,644
Rights	—	1,289	—	1,289
Short-Term Investments	1,000,406	476,396	—	1,476,802
Total Investments	$75,610,800	$900,935	$ —	$76,511,735
Liability Derivatives
Forward Contracts	$—	$(3,881)	$—	$(3,881)
Sustainable Equity Fund
Asset Investments
Common Stock	$140,504,650	$1,421,047*	$—	$141,925,697
Mutual Funds	121,204	—	—	121,204
Total Investments	$140,625,854	$1,421,047	$—	$142,046,901
Liability Derivatives
Forward Contracts	$ —	$ (3,306)	$ —	$ (3,306)
Total Return Bond Fund
Asset Investments
Bank Loans	$—	$5,521,428	$—	$5,521,428
Corporate Debt	—	73,913,149	—	73,913,149
Municipal Obligations	—	2,563,620	—	2,563,620
Non-U.S. Government Agency Obligations	—	55,669,050	—	55,669,050
Sovereign Debt Obligations	—	2,269,863	—	2,269,863
U.S. Government Agency Obligations and Instrumentalities	—	123,300,299	—	123,300,299
U.S. Treasury Obligations	—	107,386,256	—	107,386,256
Common Stock	205,465	—	—	205,465
Short-Term Investments	8,497,323	37,666,430	—	46,163,753
Total Investments	$8,702,788	$408,290,095	$—	$416,992,883
Asset Derivatives
Forward Contracts	$—	$5,151	$—	$5,151
Futures Contracts	1,156,541	—	—	1,156,541
Total	$1,156,541	$5,151	$—	$1,161,692

238

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund (Continued)
Liability Derivatives
Forward Contracts	$—	$(142,522)	$—	$(142,522)
Futures Contracts	(73,524)	—	—	(73,524)
Swap Agreements	—	(81,596)	—	(81,596)
Total	$ (73,524)	$ (224,118)	$ —	$ (297,642)

*
Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

+	Represents a security at $0 value as of December 31, 2023.
For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as any applicable liabilities for investments purchased on a delayed delivery basis and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2023.
The Funds had no Level 3 transfers during the year ended December 31, 2023.
Derivative Instruments
Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
At December 31, 2023, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Index Fund
Asset Derivatives
Futures Contracts^^	$173,947	$ —	$ —	$173,947
Realized Gain (Loss)#
Futures Contracts	$801,838	$—	$—	$801,838
Change in Appreciation (Depreciation)##
Futures Contracts	$371,270	$—	$—	$371,270
Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$ 510,353	$ —	$ —	$ 510,353
Liability Derivatives
Written Options^,^^^	$ (1,986,480)	$ —	$ —	$ (1,986,480)
Realized Gain (Loss)#
Purchased Options	$ (4,318,878)	$ —	$ —	$ (4,318,878)
Written Options	(4,259,342)	—	—	(4,259,342)
Total Realized Gain (Loss)	$(8,578,220)	$—	$—	$(8,578,220)

239

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Managed Volatility Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$ 261,551	$ —	$ —	$ 261,551
Written Options	(2,072,843)	—	—	(2,072,843)
Total Change in Appreciation (Depreciation)	$(1,811,292)	$—	$—	$(1,811,292)
Mid Cap Value Fund
Liability Derivatives
Forward Contracts^,^^^	$—	$(191,685)	$—	$(191,685)
Realized Gain (Loss)#
Forward Contracts	$—	$(167,586)	$—	$(167,586)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$(83,132)	$—	$(83,132)
Small Company Value Fund
Liability Derivatives
Forward Contracts^,^^^	$—	$(3,881)	$—	$(3,881)
Realized Gain (Loss)#
Forward Contracts	$—	$274	$—	$274
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$(5,916)	$—	$(5,916)
Sustainable Equity Fund
Liability Derivatives
Forward Contracts^,^^^	$—	$(3,306)	$—	$(3,306)
Realized Gain (Loss)#
Forward Contracts	$—	$6,187	$—	$6,187
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$776	$—	$776
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$ —	$ 5,151	$ —	$ 5,151
Futures Contracts^^	—	—	1,156,541	1,156,541
Total Value	$—	$5,151	$1,156,541	$1,161,692
Liability Derivatives
Forward Contracts^	$ —	$ (142,522)	$ —	$(142,522)
Futures Contracts^^	—	—	(73,524)	(73,524)
Swap Agreements^^,^^^	—	—	(81,596)	(81,596)
	$—	$(142,522)	$(155,120)	$ (297,642)

240

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Total Return Bond Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$ —	$ 48,063	$ —	$ 48,063
Futures Contracts	—	—	(2,412,395)	(2,412,395)
Swap Agreements	—	—	(1,444,883)	(1,444,883)
Total Realized Gain (Loss)	$—	$ 48,063	$ (3,857,278)	$ (3,809,215)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$ (87,164)	$ —	$ (87,164)
Futures Contracts	—	—	1,016,802	1,016,802
Swap Agreements	—	—	1,683,174	1,683,174
Total Change in Appreciation (Depreciation)	$—	$(87,164)	$2,699,976	$2,612,812

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^
Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.
#
Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##
Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

241

Notes to Financial Statements (Continued)

For the year ended December 31, 2023, the average number of contracts, notional amounts, or shares/units outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Index Fund	30	$—	$—	—	—
Managed Volatility Fund	—	—	—	229	234
Mid Cap Value Fund	—	24,437,862	—	—	—
Small Company Value Fund	—	450,310	—	—	—
Sustainable Equity Fund	—	915,525	—	—	—
Total Return Bond Fund	523	2,625,689	7,687,500	—	—

†
As applicable, amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2023.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2023. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.
The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2023.

Counterparty	Derivative Assets Subject to an MNA by Counterparty+	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Citibank N.A.	$ 5,151	$ (5,151)	$ —	$ —

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2023.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty+	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Citibank N.A.	$ (138,912)	$ 5,151	$ —	$(133,761)
Goldman Sachs International	(3,610)	—	—	(3,610)
	$ (142,522)	$5,151	$—	$ (137,371)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.

242

Notes to Financial Statements (Continued)

***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
+
The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty.  The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive.  In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.
Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2023, are discussed below.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.
A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.
Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.
Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.
A Fund’s current exposure to a counterparty is the unrealized appreciation (depreciation) on the contract.
Futures Contracts
A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts.
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities

243

Notes to Financial Statements (Continued)

and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.
Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.
When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
Swap Agreements
Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked to market daily and subsequent payments (“variation margin”) are made or received by a Fund depending

244

Notes to Financial Statements (Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations.  Only a limited number of transaction types are currently eligible for clearing.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.
A Fund’s current exposure to a counterparty is the fair value of the transaction.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.
Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.
Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

245

Notes to Financial Statements (Continued)

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.
Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.
Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.
When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

246

Notes to Financial Statements (Continued)

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.
Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.
Certain Funds may receive or pay fees associated with investments in bank loans. These fees are included as interest income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.
At December 31, 2023, the Funds had no unfunded bank loan commitments.
Repurchase Agreements
Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions
A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being

247

Notes to Financial Statements (Continued)

within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value by MML Advisers. A Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, a Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.
A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Securities Lending
Each Fund, other than the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).
Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2023, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

248

Notes to Financial Statements (Continued)

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.
The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2023, is reflected as securities lending income on the Statement of Operations.
Accounting for Investment Transactions
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.
Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.
Allocation of Operating Activity
In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.
In addition, each of the Allocation Fund, Feeder Fund, and MML American Funds Core Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or the Master Fund. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

249

Notes to Financial Statements (Continued)

Foreign Securities
The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and International Equity Fund invests substantially all of its assets in foreign securities. The other Funds, except for the Allocation Funds, Feeder Fund, and MML American Funds Core Allocation Fund, may also invest in foreign securities. In addition, certain Underlying Funds or the Master Fund may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.
Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.
Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

250

Notes to Financial Statements (Continued)

3. Investment Advisory Fees and Other Transactions
Investment Advisory Fees and Investment Subadvisers
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.
MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.
The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Conservative Allocation Fund	0.10%	N/A
Balanced Allocation Fund	0.10%	N/A
Moderate Allocation Fund	0.10%	N/A
Growth Allocation Fund	0.10%	N/A
Aggressive Allocation Fund	0.10%	N/A
MML American Funds Growth Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and 0.175% on any excess over $750 million	N/A
Blue Chip Growth Fund	0.75% on the first $400 million; and 0.70% on any excess over $400 million	T. Rowe Price Associates, Inc.
Equity Income Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	T. Rowe Price Associates, Inc.
Equity Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million	Northern Trust Investments, Inc.
Focused Equity Fund	0.70% on the first $250 million; and 0.60% on any excess over $250 million	Wellington Management Company LLP
Foreign Fund	0.86% on the first $500 million; and 0.82% on any excess over $500 million	Thompson, Siegel & Walmsley LLC
Fundamental Equity Fund	0.60% on the first $250 million; and 0.58% on any excess over $250 million	Invesco Advisers, Inc.
Fundamental Value Fund	0.60% on the first $500 million; and 0.575% on any excess over $500 million	Boston Partners Global Investors, Inc.
Global Fund	0.60% on the first $500 million; and 0.55% on any excess over $500 million	Massachusetts Financial Services Company
Income & Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Barrow, Hanley, Mewhinney & Strauss, LLC
International Equity Fund	0.80% on the first $250 million; and 0.75% on any excess over $250 million	Harris Associates L.P.; and Massachusetts Financial Services Company
Large Cap Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Loomis, Sayles & Company, L.P.
Managed Volatility Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	Gateway Investment Advisers, LLC
Mid Cap Growth Fund*	0.77% on the first $500 million; and 0.75% on any excess over $500 million	T. Rowe Price Associates, Inc.; and Wellington Management Company LLP

251

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Mid Cap Value Fund	0.84% on the first $500 million; and 0.80% on any excess over $500 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Wellington Management Company LLP
Small Company Value Fund	0.80% on the first $150 million; and 0.70% on any excess over $150 million	American Century Investment Management, Inc.
Small/Mid Cap Value Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	AllianceBernstein L.P.
Sustainable Equity Fund	0.50% on the first $500 million; and 0.475% on any excess over $500 million	American Century Investment Management, Inc.
Total Return Bond Fund	0.40% on the first $500 million; and 0.38% on any excess over $500 million	Metropolitan West Asset Management, LLC

*
T. Rowe Price Investment Management, Inc. serves as a sub-subadviser to the portion of the Fund subadvised by T. Rowe Price Associates, Inc.
Administration Fees
For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
MML American Funds Growth Fund	N/A	N/A	N/A	0.25%
MML American Funds Core Allocation Fund	N/A	N/A	N/A	0.25%
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

252

Notes to Financial Statements (Continued)

Expense Caps and Waivers
MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Service Class I
MML American Funds Core Allocation Fund*	1.01%

*	Expense cap in effect through April 30, 2024.
MML Advisers has agreed to voluntarily waive 0.03% of the investment advisory fee of the Equity Income Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.
MML Advisers has agreed to waive 0.01% of the investment advisory fee of the Foreign Fund through April 30, 2024.
MML Advisers has agreed to waive 0.02% of the investment advisory fee of the Fundamental Value Fund through April 30, 2024.
MML Advisers has agreed to waive 0.10% of the investment advisory fee of the International Equity Fund through April 30, 2024.
MML Advisers has agreed to waive 0.03% of the investment advisory fee of the Small Cap Growth Equity Fund through April 30, 2024.
MML Advisers has agreed to waive 0.15% of the investment advisory fee of the Small Company Value Fund through April 30, 2024.
Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.
Rebated Brokerage Commissions
The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2023, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Focused Equity Fund	$ 152
Foreign Fund	4,594
Fundamental Equity Fund	5,624
Income & Growth Fund	238
Large Cap Growth Fund	1,478
Managed Volatility Fund	192
Mid Cap Growth Fund	841
Small Cap Growth Equity Fund	1,391
Small/Mid Cap Value Fund	2,163

253

Notes to Financial Statements (Continued)

Deferred Compensation
Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Payables for Trustees’ fees and expenses in the Statements of Assets and Liabilities.
Other
Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.
4. Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) and in Underlying Funds or the Master Fund, for the year ended December 31, 2023, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$ —	$ 40,327,915	$ —	$ 81,671,810
Balanced Allocation Fund	—	39,230,381	—	81,854,289
Moderate Allocation Fund	—	159,945,239	—	348,513,204
Growth Allocation Fund	—	100,088,902	—	162,272,143
Aggressive Allocation Fund	—	18,232,736	—	26,702,847
MML American Funds Growth Fund	—	24,292,076	—	31,209,358
MML American Funds Core Allocation Fund	—	54,950,652	—	156,836,561
Blue Chip Growth Fund	—	42,291,411	—	117,593,172
Equity Income Fund	—	51,393,374	—	108,373,813
Equity Index Fund	—	13,613,931	—	38,756,368
Focused Equity Fund	—	41,745,690	—	90,684,258
Foreign Fund	—	23,936,258	—	50,614,994
Fundamental Equity Fund	—	92,212,166	—	148,448,751
Fundamental Value Fund	—	78,969,882	—	99,912,090
Global Fund	—	13,122,071	—	37,922,304
Income & Growth Fund	—	46,585,577	—	117,521,327
International Equity Fund	—	54,690,330	—	53,521,862
Large Cap Growth Fund	—	15,179,238	—	33,363,941
Managed Volatility Fund	—	1,846,998	—	26,833,079
Mid Cap Growth Fund	—	123,283,513	—	157,605,857
Mid Cap Value Fund	—	119,706,268	—	159,772,415
Small Cap Growth Equity Fund	—	54,830,506	—	65,898,014
Small Company Value Fund	—	32,548,703	—	42,996,751
Small/Mid Cap Value Fund	—	64,321,633	—	79,789,207
Sustainable Equity Fund	—	38,571,983	—	54,984,318
Total Return Bond Fund	1,771,596,303	47,841,692	1,730,772,308	63,298,075

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

254

Notes to Financial Statements (Continued)

	Purchases	Sales	Realized Gains/Losses
Global Fund	$ 172,386	$ 73,505	$ 38,915
International Equity Fund	25,837	—	—
Mid Cap Growth Fund	—	198,994	36,092
Mid Cap Value Fund	45,292	48,316	12,217
Small Cap Growth Equity Fund	90,431	23,333	(2,555)

5. Capital Share Transactions
Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	567,550	$4,429,881	712,948	$6,781,512
Issued as reinvestment of dividends	913,489	6,860,306	1,071,030	8,975,230
Redeemed	(1,658,856)	(13,341,156)	(1,421,697)	(13,053,543)
Net increase (decrease)	(177,817)	$(2,050,969)	362,281	$2,703,199
Conservative Allocation Fund Service Class
Sold	860,209	$6,924,991	2,610,694	$23,706,695
Issued as reinvestment of dividends	3,127,729	23,207,751	3,747,316	31,027,776
Redeemed	(6,385,687)	(50,884,223)	(6,625,342)	(60,085,271)
Net increase (decrease)	(2,397,749)	$(20,751,481)	(267,332)	$(5,350,800)
Balanced Allocation Fund Initial Class
Sold	372,086	$3,132,841	398,445	$3,869,330
Issued as reinvestment of dividends	1,141,217	8,787,372	1,114,084	9,558,838
Redeemed	(1,941,758)	(16,263,015)	(1,522,833)	(14,289,513)
Net increase (decrease)	(428,455)	$(4,342,802)	(10,304)	$(861,345)
Balanced Allocation Fund Service Class
Sold	896,600	$7,279,482	1,316,290	$11,937,916
Issued as reinvestment of dividends	3,754,388	28,608,437	3,719,804	31,581,134
Redeemed	(6,321,832)	(51,833,026)	(6,023,865)	(54,716,996)
Net increase (decrease)	(1,670,844)	$(15,945,107)	(987,771)	$(11,197,946)
Moderate Allocation Fund Initial Class
Sold	486,516	$4,208,625	516,919	$5,156,639
Issued as reinvestment of dividends	3,522,605	27,899,030	3,225,634	28,772,658
Redeemed	(3,851,518)	(32,966,535)	(3,676,201)	(35,995,232)
Net increase (decrease)	157,603	$(858,880)	66,352	$(2,065,935)
Moderate Allocation Fund Service Class
Sold	1,500,427	$12,748,408	1,892,199	$17,807,573
Issued as reinvestment of dividends	16,398,468	127,908,053	16,150,365	142,123,211
Redeemed	(26,722,273)	(227,355,739)	(23,108,309)	(221,794,394)
Net increase (decrease)	(8,823,378)	$(86,699,278)	(5,065,745)	$(61,863,610)

255

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Growth Allocation Fund Initial Class
Sold	1,232,995	$8,834,689	813,310	$7,011,968
Issued as reinvestment of dividends	7,933,275	53,232,273	6,579,105	50,395,945
Redeemed	(7,046,901)	(51,840,300)	(5,528,355)	(46,421,568)
Net increase (decrease)	2,119,369	$10,226,662	1,864,060	$10,986,345
Growth Allocation Fund Service Class
Sold	1,335,824	$9,938,626	2,190,880	$18,633,725
Issued as reinvestment of dividends	13,764,370	91,395,416	11,280,705	85,620,554
Redeemed	(10,241,272)	(75,509,560)	(9,861,333)	(83,485,586)
Net increase (decrease)	4,858,922	$25,824,482	3,610,252	$20,768,693
Aggressive Allocation Fund Initial Class
Sold	441,822	$3,768,139	533,923	$5,297,398
Issued as reinvestment of dividends	1,085,147	8,377,332	1,102,721	9,483,401
Redeemed	(1,110,630)	(9,335,070)	(1,271,467)	(12,497,261)
Net increase (decrease)	416,339	$2,810,401	365,177	$2,283,538
Aggressive Allocation Fund Service Class
Sold	315,728	$2,571,521	296,837	$2,983,943
Issued as reinvestment of dividends	1,324,086	9,983,611	1,509,602	12,710,846
Redeemed	(1,433,023)	(11,936,760)	(1,611,786)	(14,242,335)
Net increase (decrease)	206,791	$618,372	194,653	$1,452,454
MML American Funds Growth Fund Service Class I
Sold	1,632,571	$21,511,374	1,287,566	$20,950,319
Issued as reinvestment of dividends	3,025,096	37,269,186	3,762,663	51,059,340
Redeemed	(3,003,475)	(40,740,226)	(1,970,351)	(30,772,517)
Net increase (decrease)	1,654,192	$18,040,334	3,079,878	$41,237,142
MML American Funds Core Allocation Fund Service Class I
Sold	993,763	$10,016,934	2,071,437	$23,646,520
Issued as reinvestment of dividends	10,940,397	101,964,498	6,402,773	67,869,394
Redeemed	(13,081,599)	(134,369,777)	(11,188,243)	(127,777,868)
Net increase (decrease)	(1,147,439)	$(22,388,345)	(2,714,033)	$(36,261,954)
Blue Chip Growth Fund Initial Class
Sold	650,373	$8,533,174	1,761,469	$29,252,111
Issued as reinvestment of dividends	—	—	4,315,884	55,459,115
Redeemed	(4,806,187)	(65,594,858)	(2,977,143)	(43,123,563)
Net increase (decrease)	(4,155,814)	$(57,061,684)	3,100,210	$41,587,663
Blue Chip Growth Fund Service Class
Sold	603,517	$7,334,611	679,047	$9,136,135
Issued as reinvestment of dividends	—	—	2,356,186	27,920,807
Redeemed	(1,844,872)	(23,125,220)	(1,287,273)	(16,962,129)
Net increase (decrease)	(1,241,355)	$(15,790,609)	1,747,960	$20,094,813

256

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Equity Income Fund Initial Class
Sold	914,263	$8,952,153	575,126	$6,199,048
Issued as reinvestment of dividends	3,143,843	28,640,413	4,859,435	49,760,616
Redeemed	(6,169,773)	(61,559,894)	(5,013,975)	(57,524,680)
Net increase (decrease)	(2,111,667)	$ (23,967,328)	420,586	$(1,565,016)
Equity Income Fund Service Class
Sold	358,712	$3,524,932	664,460	$7,275,321
Issued as reinvestment of dividends	844,527	7,558,521	1,260,895	12,697,215
Redeemed	(1,764,433)	(16,935,976)	(1,290,248)	(14,179,880)
Net increase (decrease)	(561,194)	$(5,852,523)	635,107	$5,792,656
Equity Index Fund Class I
Sold	97,966	$2,810,906	67,838	$2,009,083
Issued as reinvestment of dividends	200,506	5,509,911	129,312	3,711,268
Redeemed	(250,495)	(7,292,435)	(255,205)	(7,687,140)
Net increase (decrease)	47,977	$1,028,382	(58,055)	$(1,966,789)
Equity Index Fund Class II
Sold	281,173	$8,155,840	361,953	$10,753,475
Issued as reinvestment of dividends	822,621	22,556,267	643,944	18,442,567
Redeemed	(666,866)	(19,183,296)	(2,328,957)	(62,025,644)
Net increase (decrease)	436,928	$11,528,811	(1,323,060)	$ (32,829,602)
Equity Index Fund Class III
Sold	222,309	$6,365,727	79,074	$2,295,509
Issued as reinvestment of dividends	1,212,026	33,124,662	786,712	22,468,499
Redeemed	(542,838)	(16,197,944)	(779,272)	(23,387,925)
Net increase (decrease)	891,497	$23,292,445	86,514	$1,376,083
Equity Index Fund Service Class I
Sold	93,113	$2,508,327	261,908	$7,527,695
Issued as reinvestment of dividends	142,088	3,687,187	107,488	2,927,966
Redeemed	(430,027)	(11,693,454)	(566,330)	(16,039,936)
Net increase (decrease)	(194,826)	$(5,497,940)	(196,934)	$(5,584,275)
Focused Equity Fund Class II
Sold	1,316,179	$9,041,952	2,132,132	$16,808,418
Issued as reinvestment of dividends	3,989,634	26,610,858	3,625,118	25,919,591
Redeemed	(7,881,665)	(55,745,680)	(6,667,073)	(49,368,299)
Net increase (decrease)	(2,575,852)	$ (20,092,870)	(909,823)	$(6,640,290)
Focused Equity Fund Service Class I
Sold	413,410	$2,816,262	638,087	$4,483,571
Issued as reinvestment of dividends	368,243	2,334,663	273,128	1,868,194
Redeemed	(664,179)	(4,478,370)	(542,986)	(3,850,366)
Net increase (decrease)	117,474	$672,555	368,229	$2,501,399

257

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	691,720	$6,194,069	994,709	$7,649,467
Issued as reinvestment of dividends	267,964	2,344,684	2,553,005	20,270,857
Redeemed	(4,257,819)	(37,600,935)	(3,890,562)	(35,735,120)
Net increase (decrease)	(3,298,135)	$ (29,062,182)	(342,848)	$(7,814,796)
Foreign Fund Service Class
Sold	109,957	$970,290	339,397	$2,669,508
Issued as reinvestment of dividends	12,989	113,003	90,556	715,390
Redeemed	(213,275)	(1,890,264)	(97,613)	(892,376)
Net increase (decrease)	(90,329)	$(806,971)	332,340	$2,492,522
Fundamental Equity Fund Class II
Sold	63,630	$597,874	176,778	$1,830,209
Issued as reinvestment of dividends	120,901	1,136,473	3,187,405	28,431,654
Redeemed	(6,119,576)	(56,403,552)	(3,297,033)	(31,613,174)
Net increase (decrease)	(5,935,045)	$ (54,669,205)	67,150	$(1,351,311)
Fundamental Equity Fund Service Class I
Sold	292,275	$2,563,401	318,929	$3,103,406
Issued as reinvestment of dividends	18,205	162,393	437,773	3,707,938
Redeemed	(462,451)	(4,091,286)	(368,627)	(3,335,738)
Net increase (decrease)	(151,971)	$(1,365,492)	388,075	$3,475,606
Fundamental Value Fund Class II
Sold	414,789	$4,742,719	116,688	$1,571,780
Issued as reinvestment of dividends	924,968	10,304,142	2,535,743	29,059,619
Redeemed	(2,212,811)	(25,481,652)	(1,630,095)	(21,336,885)
Net increase (decrease)	(873,054)	$ (10,434,791)	1,022,336	$9,294,514
Fundamental Value Fund Service Class I
Sold	260,052	$2,915,312	471,750	$6,072,484
Issued as reinvestment of dividends	149,075	1,605,538	371,854	4,135,015
Redeemed	(452,807)	(5,052,801)	(381,607)	(4,935,380)
Net increase (decrease)	(43,680)	$(531,951)	461,997	$5,272,119
Global Fund Class I
Sold	1,103,313	$4,648,453	1,401,530	$15,971,596
Issued as reinvestment of dividends	1,678,793	6,664,808	18,908,179	76,389,044
Redeemed	(6,690,208)	(28,311,274)	(4,678,239)	(38,519,941)
Net increase (decrease)	(3,908,102)	$ (16,998,013)	15,631,470	$53,840,699
Global Fund Class II
Sold	106,470	$484,334	103,583	$686,323
Issued as reinvestment of dividends	236,332	1,018,592	2,380,161	10,377,503
Redeemed	(500,615)	(2,268,169)	(248,234)	(1,891,030)
Net increase (decrease)	(157,813)	$(765,243)	2,235,510	$9,172,796

258

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Global Fund Service Class I
Sold	499,560	$1,968,121	1,405,747	$5,564,461
Issued as reinvestment of dividends	414,992	1,556,219	2,769,620	10,607,643
Redeemed	(709,086)	(2,796,376)	(308,834)	(2,225,843)
Net increase (decrease)	205,466	$727,964	3,866,533	$13,946,261
Income & Growth Fund Initial Class
Sold	351,845	$3,460,585	304,044	$3,552,002
Issued as reinvestment of dividends	2,293,247	21,327,198	2,371,695	25,068,815
Redeemed	(7,398,273)	(75,524,182)	(3,087,397)	(34,927,224)
Net increase (decrease)	(4,753,181)	$ (50,736,399)	(411,658)	$(6,306,407)
Income & Growth Fund Service Class
Sold	241,580	$2,485,318	225,340	$2,505,294
Issued as reinvestment of dividends	445,164	4,050,989	353,150	3,665,694
Redeemed	(495,709)	(4,955,845)	(487,071)	(5,339,118)
Net increase (decrease)	191,035	$1,580,462	91,419	$831,870
International Equity Fund Class II
Sold	3,920,899	$37,447,701	1,706,116	$16,160,334
Issued as reinvestment of dividends	296,845	2,843,779	1,601,802	13,471,151
Redeemed	(4,237,838)	(41,098,971)	(2,448,090)	(22,452,131)
Net increase (decrease)	(20,094)	$(807,491)	859,828	$7,179,354
International Equity Fund Service Class I
Sold	175,743	$1,698,059	241,508	$2,072,305
Issued as reinvestment of dividends	10,916	103,488	53,353	444,434
Redeemed	(132,327)	(1,272,682)	(138,751)	(1,232,248)
Net increase (decrease)	54,332	$528,865	156,110	$1,284,491
Large Cap Growth Fund Initial Class
Sold	728,676	$9,109,753	814,657	$10,514,304
Issued as reinvestment of dividends	900,043	11,259,533	1,410,298	15,005,574
Redeemed	(2,154,492)	(26,598,915)	(1,840,290)	(21,184,710)
Net increase (decrease)	(525,773)	$(6,229,629)	384,665	$4,335,168
Large Cap Growth Fund Service Class
Sold	376,163	$4,584,724	154,958	$1,696,088
Issued as reinvestment of dividends	145,337	1,707,712	206,482	2,077,210
Redeemed	(253,924)	(2,937,703)	(230,780)	(2,489,084)
Net increase (decrease)	267,576	$3,354,733	130,660	$1,284,214
Managed Volatility Fund Initial Class
Sold	214,727	$2,892,538	165,548	$2,277,869
Issued as reinvestment of dividends	1,328,332	15,573,644	32,402	447,699
Redeemed	(1,176,487)	(15,366,015)	(1,475,682)	(20,478,530)
Net increase (decrease)	366,572	$3,100,167	(1,277,732)	$ (17,752,962)

259

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Managed Volatility Fund Service Class
Sold	37,050	$480,926	110,763	$1,535,299
Issued as reinvestment of dividends	290,165	3,375,437	3,088	42,368
Redeemed	(352,669)	(4,577,204)	(376,285)	(5,151,221)
Net increase (decrease)	(25,454)	$(720,841)	(262,434)	$(3,573,554)
Mid Cap Growth Fund Initial Class
Sold	1,285,401	$12,164,633	687,798	$8,871,440
Issued as reinvestment of dividends	—	—	7,945,026	74,365,442
Redeemed	(4,075,131)	(39,546,006)	(3,346,499)	(38,259,533)
Net increase (decrease)	(2,789,730)	$ (27,381,373)	5,286,325	$44,977,349
Mid Cap Growth Fund Service Class
Sold	408,348	$3,521,879	450,404	$4,923,070
Issued as reinvestment of dividends	—	—	3,361,951	28,240,386
Redeemed	(1,589,851)	(13,813,944)	(1,229,487)	(12,452,152)
Net increase (decrease)	(1,181,503)	$ (10,292,065)	2,582,868	$20,711,304
Mid Cap Value Fund Initial Class
Sold	1,100,699	$9,435,112	377,540	$3,953,594
Issued as reinvestment of dividends	5,516,518	40,822,235	7,368,826	67,203,690
Redeemed	(5,335,509)	(46,471,187)	(4,248,707)	(47,831,230)
Net increase (decrease)	1,281,708	$3,786,160	3,497,659	$23,326,054
Mid Cap Value Fund Service Class
Sold	374,205	$3,207,271	499,436	$5,432,802
Issued as reinvestment of dividends	1,215,381	8,702,127	1,549,756	13,746,334
Redeemed	(1,199,402)	(9,947,322)	(927,277)	(9,903,303)
Net increase (decrease)	390,184	$1,962,076	1,121,915	$9,275,833
Small Cap Growth Equity Fund Initial Class
Sold	1,266,239	$10,977,241	792,070	$9,036,817
Issued as reinvestment of dividends	—	—	4,120,186	37,544,747
Redeemed	(2,292,082)	(20,298,477)	(1,931,582)	(20,631,425)
Net increase (decrease)	(1,025,843)	$(9,321,236)	2,980,674	$25,950,139
Small Cap Growth Equity Fund Service Class
Sold	318,319	$2,397,454	179,706	$1,819,497
Issued as reinvestment of dividends	—	—	1,033,055	8,085,294
Redeemed	(482,979)	(3,645,833)	(457,312)	(4,310,658)
Net increase (decrease)	(164,660)	$(1,248,379)	755,449	$5,594,133
Small Company Value Fund Class II
Sold	41,722	$319,049	52,446	$692,652
Issued as reinvestment of dividends	79,827	613,071	3,691,484	29,347,300
Redeemed	(1,125,792)	(8,672,953)	(648,843)	(7,604,520)
Net increase (decrease)	(1,004,243)	$(7,740,833)	3,095,087	$22,435,432

260

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Small Company Value Fund Service Class I
Sold	180,788	$1,235,288	164,878	$1,859,929
Issued as reinvestment of dividends	38,598	270,571	2,011,055	14,620,372
Redeemed	(592,767)	(4,172,259)	(347,702)	(3,557,370)
Net increase (decrease)	(373,381)	$(2,666,400)	1,828,231	$12,922,931
Small/Mid Cap Value Fund Initial Class
Sold	482,249	$4,191,670	244,627	$2,824,697
Issued as reinvestment of dividends	1,806,125	14,647,673	3,696,222	34,744,483
Redeemed	(2,102,625)	(18,533,682)	(1,738,794)	(19,982,030)
Net increase (decrease)	185,749	$305,661	2,202,055	$17,587,150
Small/Mid Cap Value Fund Service Class
Sold	137,192	$1,195,166	155,334	$1,750,896
Issued as reinvestment of dividends	405,692	3,225,249	791,571	7,306,202
Redeemed	(431,711)	(3,693,240)	(320,209)	(3,540,318)
Net increase (decrease)	111,173	$727,175	626,696	$5,516,780
Sustainable Equity Fund Initial Class
Sold	68,662	$1,136,128	75,488	$1,533,865
Issued as reinvestment of dividends	2,061,844	27,711,185	776,650	14,150,556
Redeemed	(759,942)	(12,484,164)	(586,856)	(11,800,582)
Net increase (decrease)	1,370,564	$16,363,149	265,282	$3,883,839
Sustainable Equity Fund Service Class
Sold	110,455	$1,572,044	104,841	$2,127,109
Issued as reinvestment of dividends	1,120,993	14,819,528	435,107	7,831,922
Redeemed	(475,152)	(8,040,733)	(317,920)	(6,105,886)
Net increase (decrease)	756,296	$8,350,839	222,028	$3,853,145
Total Return Bond Fund Class II
Sold	9,225,287	$81,673,058	2,328,641	$21,378,689
Issued as reinvestment of dividends	818,725	7,000,097	501,842	4,566,764
Redeemed	(6,720,828)	(59,233,632)	(7,472,850)	(70,666,494)
Net increase (decrease)	3,323,184	$29,439,523	(4,642,367)	$ (44,721,041)
Total Return Bond Fund Service Class I
Sold	559,290	$4,827,862	387,364	$3,536,579
Issued as reinvestment of dividends	95,372	805,890	61,613	553,904
Redeemed	(732,857)	(6,364,662)	(946,691)	(8,839,844)
Net increase (decrease)	(78,195)	$(730,910)	(497,714)	$(4,749,361)

261

Notes to Financial Statements (Continued)

6. Federal Income Tax Information
At December 31, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$ 318,329,617	$ 1,959,698	$ (42,050,287)	$ (40,090,589)
Balanced Allocation Fund	363,701,918	5,311,267	(39,266,094)	(33,954,827)
Moderate Allocation Fund	1,301,851,706	13,626,662	(147,503,359)	(133,876,697)
Growth Allocation Fund	1,034,196,113	18,205,062	(101,933,437)	(83,728,375)
Aggressive Allocation Fund	144,018,959	1,163,507	(15,926,904)	(14,763,397)
MML American Funds Growth Fund	216,863,149	30,827,438	—	30,827,438
MML American Funds Core Allocation Fund	679,071,826	28,085,158	(34,392,281)	(6,307,123)
Blue Chip Growth Fund	296,573,126	166,090,259	(11,777,394)	154,312,865
Equity Income Fund	277,254,682	83,711,858	(10,472,901)	73,238,957
Equity Index Fund	335,290,383	334,031,454	(16,105,150)	317,926,304
Focused Equity Fund	243,058,209	49,318,214	(4,090,766)	45,227,448
Foreign Fund	166,578,958	27,188,617	(14,581,718)	12,606,899
Fundamental Equity Fund	122,057,638	21,222,894	(1,586,003)	19,636,891
Fundamental Value Fund	131,738,371	35,764,713	(2,571,927)	33,192,786
Global Fund	109,205,517	28,999,151	(5,551,336)	23,447,815
Income & Growth Fund	130,006,475	30,528,781	(2,769,833)	27,758,948
International Equity Fund	244,410,926	23,039,623	(17,385,102)	5,654,521
Large Cap Growth Fund	155,870,831	63,764,459	(10,520,277)	53,244,182
Managed Volatility Fund	61,651,136	40,456,912	(2,367,618)	38,089,294
Mid Cap Growth Fund	266,016,563	83,128,421	(8,400,324)	74,728,097
Mid Cap Value Fund	269,791,986	15,133,267	(16,227,097)	(1,093,830)
Small Cap Growth Equity Fund	131,624,639	29,364,007	(9,182,679)	20,181,328
Small Company Value Fund	75,140,943	6,045,946	(4,675,154)	1,370,792
Small/Mid Cap Value Fund	128,736,503	18,548,731	(10,000,034)	8,548,697
Sustainable Equity Fund	106,180,766	40,041,414	(4,178,585)	35,862,829
Total Return Bond Fund	423,105,610	7,700,822	(12,949,499)	(5,248,677)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

262

Notes to Financial Statements (Continued)

At December 31, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Conservative Allocation Fund	$ 2,160,842	$ 5,780,765
Balanced Allocation Fund	1,665,770	6,398,879
Moderate Allocation Fund	—	19,756,015
Foreign Fund	—	430,443
International Equity Fund	2,788,340	1,789,125
Small Cap Growth Equity Fund	11,258,255	—
Small Company Value Fund	324,222	3,514,779
Total Return Bond Fund	29,241,304	22,702,958

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.
The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$ 8,813,366	$ 21,254,691
Balanced Allocation Fund	9,929,056	27,466,753
Moderate Allocation Fund	36,600,022	119,207,061
Growth Allocation Fund	25,708,092	118,919,597
Aggressive Allocation Fund	3,429,288	14,931,655
MML American Funds Growth Fund	3,193,498	34,075,688
MML American Funds Core Allocation Fund	25,844,396	76,120,102
Blue Chip Growth Fund	—	—
Equity Income Fund	8,812,200	27,386,734
Equity Index Fund	8,703,107	56,174,920
Focused Equity Fund	2,726,471	26,219,050
Foreign Fund	2,457,687	—
Fundamental Equity Fund	1,298,866	—
Fundamental Value Fund	2,073,038	9,836,642
Global Fund	1,132,297	8,107,322
Income & Growth Fund	4,406,696	20,971,491
International Equity Fund	2,947,267	—
Large Cap Growth Fund	—	12,967,245
Managed Volatility Fund	3,202,322	15,746,759
Mid Cap Growth Fund	—	—
Mid Cap Value Fund	10,436,912	39,087,450
Small Cap Growth Equity Fund	—	—
Small Company Value Fund	707,557	176,085
Small/Mid Cap Value Fund	2,677,479	15,195,443
Sustainable Equity Fund	1,162,000	41,368,713
Total Return Bond Fund	7,805,987	—

263

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$ 12,473,039	$27,529,967
Balanced Allocation Fund	13,376,800	27,763,172
Moderate Allocation Fund	43,264,795	127,631,074
Growth Allocation Fund	25,329,990	110,686,509
Aggressive Allocation Fund	2,644,343	19,549,904
MML American Funds Growth Fund	975,318	50,084,022
MML American Funds Core Allocation Fund	16,557,069	51,312,325
Blue Chip Growth Fund	493,775	82,886,147
Equity Income Fund	12,258,083	50,199,748
Equity Index Fund	8,843,632	38,706,668
Focused Equity Fund	2,937,276	24,850,509
Foreign Fund	7,317,041	13,669,206
Fundamental Equity Fund	6,781,663	25,357,929
Fundamental Value Fund	5,802,738	27,391,896
Global Fund	2,471,607	94,902,583
Income & Growth Fund	4,675,502	24,059,007
International Equity Fund	3,912,311	10,003,274
Large Cap Growth Fund	422,374	16,660,410
Managed Volatility Fund	490,067	—
Mid Cap Growth Fund	13,544,916	89,060,912
Mid Cap Value Fund	30,217,508	50,732,516
Small Cap Growth Equity Fund	12,651,099	32,978,942
Small Company Value Fund	3,960,778	40,006,894
Small/Mid Cap Value Fund	22,601,913	19,448,772
Sustainable Equity Fund	2,294,061	19,688,417
Total Return Bond Fund	5,120,668	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2023:

Amount
Conservative Allocation Fund	$ 60,986
Balanced Allocation Fund	92,009
Moderate Allocation Fund	409,180
Growth Allocation Fund	391,633
Aggressive Allocation Fund	62,395
MML American Funds Core Allocation Fund	186,239
Foreign Fund	377,494
Global Fund	143,381
International Equity Fund	622,756

264

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Conservative Allocation Fund	$ 6,203,923	$ (7,941,607)	$ (46,407)	$ (40,090,589)	$ (41,874,680)
Balanced Allocation Fund	6,649,785	(8,064,649)	(56,153)	(33,954,827)	(35,425,844)
Moderate Allocation Fund	20,667,714	(19,756,015)	(209,453)	(133,876,697)	(133,174,451)
Growth Allocation Fund	13,516,695	506,542	(163,766)	(83,728,375)	(69,868,904)
Aggressive Allocation Fund	1,327,114	2,291,152	(13,890)	(14,763,397)	(11,159,021)
MML American Funds Growth Fund	—	20,251,568	(16,416)	30,827,438	51,062,590
MML American Funds Core Allocation Fund	11,093,246	10,428,435	(87,313)	(6,307,123)	15,127,245
Blue Chip Growth Fund	—	36,023,292	(47,945)	154,312,865	190,288,212
Equity Income Fund	8,617,536	21,104,274	(63,602)	73,238,568	102,896,776
Equity Index Fund	8,867,356	21,775,529	(85,621)	317,926,304	348,483,568
Focused Equity Fund	2,678,098	12,520,872	(15,377)	45,227,448	60,411,041
Foreign Fund	5,248,278	(430,443)	(44,656)	12,627,970	17,401,149
Fundamental Equity Fund	3,416,513	9,784,554	(17,696)	19,629,481	32,812,852
Fundamental Value Fund	1,673,444	13,172,351	(22,774)	33,199,757	48,022,778
Global Fund	1,273,232	6,624,449	(26,278)	23,468,928	31,340,331
Income & Growth Fund	3,079,483	19,721,773	(30,060)	27,760,689	50,531,885
International Equity Fund	3,624,811	(4,577,465)	(14,740)	5,649,719	4,682,325
Large Cap Growth Fund	—	15,882,237	(18,977)	53,244,182	69,107,442
Managed Volatility Fund	558,560	3,165,188	(32,751)	38,089,294	41,780,291
Mid Cap Growth Fund	356,543	18,262,487	(53,326)	74,728,097	93,293,801
Mid Cap Value Fund	7,448,781	7,274,711	(57,691)	(1,092,702)	13,573,099
Small Cap Growth Equity Fund	111,186	(11,258,255)	(34,323)	20,181,328	8,999,936
Small Company Value Fund	825,478	(3,839,001)	(11,769)	1,366,911	(1,658,381)
Small/Mid Cap Value Fund	2,618,177	7,065,155	(28,029)	8,548,697	18,204,000
Sustainable Equity Fund	1,350,074	7,011,840	(21,657)	35,862,893	44,203,150
Total Return Bond Fund	12,211,553	(51,944,262)	(39,578)	(5,247,599)	(45,019,886)

265

Notes to Financial Statements (Continued)

During the year ended December 31, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$ 16,614	$ (3,167,953)	$ 3,151,339
Balanced Allocation Fund	20,103	(234,041)	213,938
Moderate Allocation Fund	74,986	(881,430)	806,444
Growth Allocation Fund	58,630	(885,886)	827,256
Aggressive Allocation Fund	4,973	(134,609)	129,636
MML American Funds Growth Fund	(176,492)	(7)	176,499
MML American Funds Core Allocation Fund	31,259	—	(31,259)
Blue Chip Growth Fund	(1,068,776)	(10,999)	1,079,775
Equity Income Fund	22,770	35,187	(57,957)
Equity Index Fund	33,815	137,888	(171,703)
Focused Equity Fund	5,506	(1)	(5,505)
Foreign Fund	15,987	(526,051)	510,064
Fundamental Equity Fund	6,072	101,955	(108,027)
Fundamental Value Fund	8,153	14,527	(22,680)
Global Fund	9,408	(7,126)	(2,282)
Income & Growth Fund	10,762	141,762	(152,524)
International Equity Fund	5,277	32,842	(38,119)
Large Cap Growth Fund	(421,281)	—	421,281
Managed Volatility Fund	12,274	24,130	(36,404)
Mid Cap Growth Fund	(17,081)	(596,673)	613,754
Mid Cap Value Fund	20,319	312,413	(332,732)
Small Cap Growth Equity Fund	(108,813)	129,772	(20,959)
Small Company Value Fund	4,213	53,676	(57,889)
Small/Mid Cap Value Fund	(3,224)	81,435	(78,211)
Sustainable Equity Fund	7,754	4,024	(11,778)
Total Return Bond Fund	14,169	(197,225)	183,056

The Funds did not have any unrecognized tax benefits at December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

266

Notes to Financial Statements (Continued)

7. Investment in Affiliated Issuers
A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2023, was as follows:

	Beginning Value as of 12/31/22	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value as of 12/31/23	Number of Shares Held as of 12/31/23	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$11,422,585	$216,917	$(4,121,460)	$5,934,077	$(907,734)	$12,544,385	784,024	$—	$—
MML Dynamic Bond Fund, Class II	34,660,484	5,199,179	(7,331,804)	2,431,812	(1,279,065)	33,680,606	3,920,909	1,437,076	—
MML Equity Income Fund, Initial Class	11,987,484	1,337,349	(1,975,510)	(504,565)	343,019	11,187,777	1,131,221	252,345	906,915
MML Focused Equity Fund, Class II	16,089,739	2,253,297	(4,612,180)	(478,554)	305,250	13,557,552	1,893,513	137,287	1,298,768
MML Foreign Fund, Initial Class	5,628,347	171,358	(1,527,538)	655,240	83,217	5,010,624	525,774	77,997	—
MML Fundamental Equity Fund, Class II	9,745,468	217,468	(4,454,679)	2,176,789	(396,571)	7,288,475	715,258	77,321	—
MML Fundamental Value Fund, Class II	10,060,706	865,872	(1,975,510)	367,558	136,722	9,455,348	784,026	122,087	565,697
MML Global Fund, Class I	8,177,431	511,522	(3,683,527)	5,117,748	(4,525,092)	5,598,082	1,317,195	50,535	354,107
MML High Yield Fund, Class II	1,040,706	83,993	(381,750)	137,802	(93,094)	787,657	91,482	67,580	—
MML Income & Growth Fund, Initial Class	9,262,344	2,005,730	(6,390,251)	(1,372,082)	1,017,164	4,522,905	449,593	116,057	700,390
MML Inflation-Protected and Income Fund, Initial Class	8,206,684	477,284	(2,454,001)	837,750	(834,472)	6,233,245	714,822	345,980	—
MML International Equity Fund, Class II	12,164,916	3,530,935	(3,082,109)	1,461,933	726,101	14,801,776	1,441,264	150,904	—
MML Large Cap Growth Fund, Initial Class	6,808,492	693,293	(1,686,170)	2,730,233	(32,657)	8,513,191	612,460	—	540,595
MML Managed Bond Fund, Initial Class	63,253,785	4,028,875	(15,730,159)	4,051,330	(2,566,492)	53,037,339	4,886,077	2,169,576	—
MML Mid Cap Growth Fund, Initial Class	6,857,857	128,292	(1,420,595)	2,170,899	(770,037)	6,966,416	646,235	—	—
MML Mid Cap Value Fund, Initial Class	6,484,328	1,184,476	(1,077,499)	(897,043)	143,921	5,838,183	739,011	155,186	931,982
MML Short-Duration Bond Fund, Class II	14,803,611	2,087,065	(3,271,504)	814,279	(353,674)	14,079,777	1,580,222	491,629	—
MML Small Cap Growth Equity Fund, Initial Class	565,744	29,856	(330,690)	266,622	(206,102)	325,430	33,068	—	—
MML Small Company Value Fund, Class II	3,219,434	93,561	(614,709)	893,851	(479,834)	3,112,303	365,294	30,957	7,092
MML Small/Mid Cap Value Fund, Initial Class	1,636,961	240,935	(343,096)	19,936	11,234	1,565,970	174,579	16,786	193,164
MML Strategic Emerging Markets Fund, Class II	3,221,425	45,464	(1,173,202)	2,063,441	(1,764,654)	2,392,474	448,870	2,733	—
MML Total Return Bond Fund, Class II	45,082,280	13,425,618	(11,761,617)	4,130,188	(3,000,534)	47,875,935	5,301,876	1,198,936	—
	$ 290,380,811	$ 38,828,339	$ (79,399,560)	$ 33,009,244	$ (14,443,384)	$ 268,375,450		$ 6,900,972	$ 5,498,710

267

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/22	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value as of 12/31/23	Number of Shares Held as of 12/31/23	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$14,097,366	$1,135,332	$(4,936,685)	$6,667,813	$(287,622)	$16,676,204	1,042,263	$—	$—
MML Dynamic Bond Fund, Class II	35,436,184	2,686,515	(6,349,829)	2,349,836	(1,180,702)	32,942,004	3,834,925	1,410,852	—
MML Equity Income Fund, Initial Class	15,945,942	1,646,819	(2,565,455)	(124,392)	(84,182)	14,818,732	1,498,355	334,220	1,201,167
MML Focused Equity Fund, Class II	29,103,799	3,985,274	(4,557,383)	(646,339)	612,887	28,498,238	3,980,201	256,868	2,430,037
MML Foreign Fund, Initial Class	7,569,631	162,964	(1,333,933)	1,340,738	(311,021)	7,428,379	779,473	104,556	—
MML Fundamental Equity Fund, Class II	13,192,785	183,670	(4,910,779)	2,777,562	(343,793)	10,899,445	1,069,622	96,337	—
MML Fundamental Value Fund, Class II	12,659,964	965,737	(2,565,455)	854,465	(223,985)	11,690,726	969,380	151,645	702,659
MML Global Fund, Class I	11,632,497	683,644	(4,534,389)	8,682,345	(7,847,120)	8,616,977	2,027,524	77,041	539,839
MML High Yield Fund, Class II	2,195,275	89,195	(1,557,788)	294,949	(206,467)	815,164	94,676	82,344	—
MML Income & Growth Fund, Initial Class	12,324,637	1,646,793	(6,079,563)	(1,404,095)	448,606	6,936,378	689,501	226,191	1,365,034
MML Inflation-Protected and Income Fund, Initial Class	9,274,330	453,441	(2,262,305)	593,607	(582,044)	7,477,029	857,457	398,638	—
MML International Equity Fund, Class II	17,961,286	4,737,884	(3,995,439)	2,767,323	273,947	21,745,001	2,117,332	262,954	—
MML Large Cap Growth Fund, Initial Class	9,623,220	861,532	(2,183,763)	3,428,365	397,343	12,126,697	872,424	—	766,232
MML Managed Bond Fund, Initial Class	61,396,213	3,770,233	(14,161,333)	3,319,385	(1,841,651)	52,482,847	4,834,994	2,129,071	—
MML Mid Cap Growth Fund, Initial Class	8,635,027	80,140	(1,841,721)	2,175,779	(423,582)	8,625,643	800,152	—	—
MML Mid Cap Value Fund, Initial Class	9,562,032	1,674,664	(1,399,079)	(970,804)	(141,188)	8,725,625	1,104,509	230,356	1,383,423
MML Short-Duration Bond Fund, Class II	14,420,202	605,230	(2,840,185)	731,338	(316,762)	12,599,823	1,414,122	481,924	—
MML Small Cap Growth Equity Fund, Initial Class	913,466	18,651	(428,876)	305,266	(197,263)	611,244	62,110	—	—
MML Small Company Value Fund, Class II	3,865,995	79,549	(796,776)	1,371,548	(879,465)	3,640,851	427,330	36,511	8,363
MML Small/Mid Cap Value Fund, Initial Class	2,243,142	306,937	(442,642)	131,251	(85,484)	2,153,204	240,045	23,001	264,680
MML Strategic Emerging Markets Fund, Class II	2,693,477	829,460	(613,456)	1,034,948	(737,021)	3,207,408	601,765	2,768	—
MML Total Return Bond Fund, Class II	43,433,557	11,289,909	(8,892,936)	2,671,414	(1,424,676)	47,077,268	5,213,430	1,103,822	—
	$ 338,180,027	$ 37,893,573	$ (79,249,770)	$ 38,352,302	$ (15,381,245)	$ 319,794,887		$ 7,409,099	$ 8,661,434

268

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/22	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value as of 12/31/23	Number of Shares Held as of 12/31/23	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$66,347,513	$101,735	$(24,930,682)	$31,666,700	$(3,171,857)	$70,013,409	4,375,838	$—	$—
MML Dynamic Bond Fund, Class II	98,675,491	12,218,332	(20,566,314)	6,907,685	(3,748,519)	93,486,675	10,883,199	4,079,881	—
MML Equity Income Fund, Initial Class	70,852,667	6,208,368	(18,490,048)	(362,938)	(245,763)	57,962,286	5,860,696	1,333,179	4,791,371
MML Focused Equity Fund, Class II	124,237,613	11,117,070	(30,578,336)	(4,832,290)	3,777,999	103,722,056	14,486,321	1,048,506	9,919,150
MML Foreign Fund, Initial Class	32,484,438	485,260	(6,479,919)	5,091,344	(737,268)	30,843,855	3,236,501	441,169	—
MML Fundamental Equity Fund, Class II	60,744,264	476,389	(25,818,684)	12,266,521	(1,946,882)	45,721,608	4,486,910	410,489	—
MML Fundamental Value Fund, Class II	60,360,627	8,445,208	(12,490,048)	3,896,016	(676,696)	59,535,107	4,936,576	774,179	3,587,212
MML Global Fund, Class I	39,367,706	2,564,319	(9,968,790)	23,592,506	(21,082,334)	34,473,407	8,111,390	313,973	2,200,067
MML High Yield Fund, Class II	7,886,418	235,661	(5,412,109)	1,432,030	(1,108,059)	3,033,941	352,374	232,214	—
MML Income & Growth Fund, Initial Class	57,505,173	5,235,075	(32,443,946)	(5,284,555)	2,082,868	27,094,615	2,693,302	738,204	4,454,962
MML Inflation-Protected and Income Fund, Initial Class	26,502,838	968,185	(9,796,875)	1,930,864	(1,757,784)	17,847,228	2,046,700	940,606	—
MML International Equity Fund, Class II	84,622,465	14,076,673	(19,413,998)	15,416,126	(979,159)	93,722,107	9,125,814	1,144,574	—
MML Large Cap Growth Fund, Initial Class	40,925,245	9,685,844	(10,606,201)	15,669,447	1,087,417	56,761,752	4,083,579	—	3,614,098
MML Managed Bond Fund, Initial Class	176,387,341	11,348,673	(44,846,698)	10,160,927	(6,328,808)	146,721,435	13,516,746	6,127,551	—
MML Mid Cap Growth Fund, Initial Class	37,467,105	5,060,358	(8,965,340)	13,439,368	(5,126,583)	41,874,908	3,884,500	—	—
MML Mid Cap Value Fund, Initial Class	41,374,848	6,008,983	(11,822,660)	(2,691,571)	(1,403,179)	31,466,421	3,983,091	851,186	5,111,864
MML Short-Duration Bond Fund, Class II	44,488,012	3,734,585	(11,417,969)	2,587,444	(1,321,546)	38,070,526	4,272,786	1,472,531	—
MML Small Cap Growth Equity Fund, Initial Class	6,511,907	3,914,046	(2,087,230)	2,502,048	(1,061,951)	9,778,820	993,651	—	—
MML Small Company Value Fund, Class II	19,434,557	252,244	(3,880,514)	6,522,480	(4,050,884)	18,277,883	2,145,291	183,985	42,144
MML Small/Mid Cap Value Fund, Initial Class	11,081,400	1,436,849	(2,142,680)	534,662	(312,956)	10,597,275	1,181,413	113,729	1,308,695
MML Strategic Emerging Markets Fund, Class II	15,649,324	535,478	(3,988,845)	6,403,013	(4,826,084)	13772886	2,584,031	15,356	—
MML Total Return Bond Fund, Class II	112,726,084	46,223,453	(28,780,549)	8,518,208	(5,151,639)	133,535,557	14,787,991	3,229,703	—
	$1,235,633,036	$ 150,332,788	$ (344,928,435)	$ 155,366,035	$ (58,089,667)	$1,138,313,757		$ 23,451,015	$ 35,029,563

269

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/22	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value as of 12/31/23	Number of Shares Held as of 12/31/23	Dividend Income	Realized Gains Distributions
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$60,379,356	$192,027	$(13,022,151)	$29,815,198	$(2,084,609)	$75,279,821	4,704,989	$—	$—
MML Dynamic Bond Fund, Class II	47,737,662	2,099,901	(5,855,623)	2,490,247	(948,471)	45,523,716	5,299,618	1,969,545	—
MML Equity Income Fund, Initial Class	63,011,625	6,850,320	(12,523,600)	988,842	(1,466,371)	56,860,816	5,749,324	1,239,047	4,453,066
MML Focused Equity Fund, Class II	100,683,103	15,963,731	(12,668,967)	(1,894,657)	1,711,922	103,795,132	14,496,527	935,116	8,846,450
MML Foreign Fund, Initial Class	28,986,996	1,995,119	(3,698,960)	4,438,934	(339,100)	31,382,989	3,293,073	412,095	—
MML Fundamental Equity Fund, Class II	55,064,926	600,189	(19,194,111)	11,972,013	(1,723,973)	46,719,044	4,584,793	475,945	—
MML Fundamental Value Fund, Class II	53,515,272	3,939,309	(7,123,600)	4,758,764	(1,924,528)	53,165,217	4,408,393	671,173	3,109,928
MML Global Fund, Class I	38,388,646	2,524,929	(8,859,970)	20,545,471	(18,055,611)	34,543,465	8,127,874	303,490	2,126,608
MML High Yield Fund, Class II	3,729,492	265,328	(1,147,274)	361,812	(233,567)	2,975,791	345,620	262,049	—
MML Income & Growth Fund, Initial Class	52,908,087	6,392,608	(18,556,066)	(3,581,997)	686,175	37,848,807	3,762,307	897,480	5,416,168
MML Inflation-Protected and Income Fund, Initial Class	13,289,094	614,636	(1,178,194)	372,991	(275,265)	12,823,262	1,470,558	588,407	—
MML International Equity Fund, Class II	77,577,248	13,847,694	(11,094,111)	13,738,099	(190,496)	93,878,434	9,141,035	1,098,669	—
MML Large Cap Growth Fund, Initial Class	42,537,918	3,682,612	(6,065,865)	16,275,427	1,087,897	57,517,989	4,137,985	—	3,547,047
MML Managed Bond Fund, Initial Class	69,919,276	9,770,883	(9,366,641)	3,081,214	(1,394,350)	72,010,382	6,633,973	2,862,365	—
MML Mid Cap Growth Fund, Initial Class	34,167,009	3,113,927	(5,117,321)	10,321,032	(2,775,321)	39,709,326	3,683,611	—	—
MML Mid Cap Value Fund, Initial Class	36,166,270	5,967,589	(5,887,855)	(3,317,288)	(734,135)	32,194,581	4,075,263	839,479	5,041,555
MML Short-Duration Bond Fund, Class II	22,602,190	854,725	(2,650,936)	979,859	(310,105)	21,475,733	2,410,296	795,711	—
MML Small Cap Growth Equity Fund, Initial Class	8,101,752	26,511	(1,191,247)	2,021,206	(787,933)	8,170,289	830,204	—	—
MML Small Company Value Fund, Class II	20,952,325	308,855	(2,714,807)	5,497,389	(2,677,511)	21,366,251	2,507,776	211,186	48,373
MML Small/Mid Cap Value Fund, Initial Class	9,141,303	1,247,249	(1,229,466)	585,356	(388,131)	9,356,311	1,043,067	97,533	1,122,344
MML Strategic Emerging Markets Fund, Class II	13,550,140	1,052,802	(1,706,008)	3,074,829	(1,656,224)	14,315,539	2,685,842	14,824	—
MML Total Return Bond Fund, Class II	53,186,583	15,783,262	(8,188,447)	3,877,632	(1,816,028)	62,843,002	6,959,358	1,400,974	—
	$ 905,596,273	$ 97,094,206	$ (159,041,220)	$ 126,402,373	$(36,295,735)	$933,755,897		$ 15,075,088	$ 33,711,539

270

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/22	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value as of 12/31/23	Number of Shares Held as of 12/31/23	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$10,108,455	$208,669	$(1,913,408)	$5,013,038	$(316,342)	$13,100,412	818,776	$—	$—
MML Dynamic Bond Fund, Class II	2,341,727	141,913	(359,588)	149,519	(74,377)	2,199,194	256,018	95,081	—
MML Equity Income Fund, Initial Class	9,780,968	1,090,226	(1,722,569)	182,582	(296,437)	9,034,770	913,526	199,878	718,352
MML Focused Equity Fund, Class II	17,960,172	1,997,651	(3,055,522)	(493,653)	401,446	16,810,094	2,347,778	161,637	1,529,132
MML Foreign Fund, Initial Class	4,460,486	652,922	(689,857)	736,095	(93,900)	5,065,746	531,558	62,612	—
MML Fundamental Equity Fund, Class II	7,821,861	202,205	(1,938,677)	1,746,207	(243,557)	7,588,039	744,656	67,133	—
MML Fundamental Value Fund, Class II	8,689,889	780,698	(1,322,569)	824,220	(369,077)	8,603,161	713,363	108,049	500,654
MML Global Fund, Class I	1,736,980	4,280,183	(792,209)	125,257	27,280	5,377,491	1,265,292	47,084	329,924
MML High Yield Fund, Class II	541,438	12,101	(409,413)	72,317	(48,077)	168,366	19,555	10,875	—
MML Income & Growth Fund, Initial Class	8,702,560	738,859	(4,661,255)	(733,095)	528,840	4,575,909	454,862	92,804	560,058
MML Inflation-Protected and Income Fund, Initial Class	239,677	18,928	(75,306)	24,710	(22,837)	185,172	21,235	9,121	—
MML International Equity Fund, Class II	12,543,464	3,954,690	(3,467,655)	1,785,694	365,359	15,181,552	1,478,243	184,013	—
MML Large Cap Growth Fund, Initial Class	7,464,343	769,735	(1,128,704)	2,944,855	112,288	10,162,517	731,116	—	622,385
MML Managed Bond Fund, Initial Class	4,251,237	321,740	(976,093)	381,991	(276,123)	3,702,752	341,117	146,711	—
MML Mid Cap Growth Fund, Initial Class	6,978,537	123,845	(950,882)	1,991,829	(510,956)	7,632,373	708,012	—	—
MML Mid Cap Value Fund, Initial Class	5,944,970	1,115,641	(1,121,288)	(263,078)	(457,249)	5,218,996	660,632	145,842	875,864
MML Short-Duration Bond Fund, Class II	2,125,436	99,045	(169,439)	83,625	(19,015)	2,119,652	237,896	76,977	—
MML Small Cap Growth Equity Fund, Initial Class	1,559,387	28,820	(221,326)	408,639	(168,835)	1,606,685	163,259	—	—
MML Small Company Value Fund, Class II	3,218,185	93,002	(611,456)	1,094,744	(677,728)	3,116,747	365,815	32,069	7,345
MML Small/Mid Cap Value Fund, Initial Class	1,390,449	212,388	(228,454)	127,124	(97,496)	1,404,011	156,523	14,602	168,031
MML Strategic Emerging Markets Fund, Class II	1,913,313	543,301	(316,732)	594,618	(375,861)	2,358,639	442,521	2,051	—
MML Total Return Bond Fund, Class II	1,983,197	619,231	(504,552)	185,447	(124,002)	2,159,321	239,127	53,519	—
	$ 121,756,731	$ 18,005,793	$ (26,636,954)	$16,982,685	$ (2,736,656)	$ 127,371,599		$ 1,510,058	$5,311,745

8. Indemnifications
Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

271

Notes to Financial Statements (Continued)

9. New Accounting Pronouncements
In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date and is not expected to have a material impact on the financial statements.
In December 2022, FASB issued Accounting Standards Update 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”). ASU 2022-06 is an update of ASU 2020-04, which responded to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2022-06 defers the sunset date provision included in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.
10. Russia-Ukraine War
In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

272

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds Core Allocation Fund, MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund, and MML Total Return Bond Fund (collectively, the “Funds”):
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of the Funds of MML Series Investment Fund, including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, transfer agents, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2024
We have served as the auditor of one or more MassMutual investment companies since 1995.

273

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o
Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.
Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC).	113
Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	113
Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	113
Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

274

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	113
Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019; since 2023) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired.	113
Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	113
Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	115^
Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

275

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021-2023; Since 2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	113
Director (since 2023), President (2021-2023; since 2023), MML Advisers; Trustee (since 2023), President (2021-2023; since 2023), MassMutual Select Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	115^
Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

276

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001-2008
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, (formerly known as "Clerk"), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II open-end investment company).
113
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	113
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008- 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
113
Douglas Steele Year of birth: 1975	Vice President	Since 2016
Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Interim Head of Investment Management Solutions (since 2023), Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
113

277

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	113

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.
**
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.
^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
#
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

278

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	15.41%
Balanced Allocation Fund	18.98%
Moderate Allocation Fund	22.88%
Growth Allocation Fund	28.39%
Aggressive Allocation Fund	34.36%
MML American Funds Growth Fund	100.00%
MML American Funds Core Allocation Fund	22.91%
Equity Income Fund	96.04%
Equity Index Fund	100.00%
Focused Equity Fund	100.00%
Fundamental Equity Fund	100.00%
Fundamental Value Fund	100.00%
Global Fund	69.60%
Income & Growth Fund	98.34%
International Equity Fund	0.30%
Managed Volatility Fund	8.73%
Mid Cap Value Fund	58.74%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	77.85%
Sustainable Equity Fund	100.00%

For the year ended December 31, 2023, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$ 285,493
Balanced Allocation Fund	444,992
Moderate Allocation Fund	1,878,584
Growth Allocation Fund	1,793,219
Aggressive Allocation Fund	272,730
MML American Funds Core Allocation Fund	966,702
Foreign Fund	4,579,958
Global Fund	938,233
International Equity Fund	4,193,887

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

279

Other Information (Unaudited)

Proxy Voting
A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC's EDGAR database on its website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC's EDGAR database on its website at http://www.sec.gov.
Quarterly Reporting
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Forms N-PORT are available on the SEC's EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.
Trustees’ Approval of Investment Advisory Contracts
At their meeting in December 2023, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement with Wellington Management Company LLP (“Wellington Management”) for the Small Cap Growth Equity Fund (the “Amended Subadvisory Agreement”) intended to lower the fees payable under the agreement. In arriving at their decision, the Trustees discussed the fees payable to Wellington Management by MML Advisers under the Amended Subadvisory Agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the Amended Subadvisory Agreement is not excessive and the subadvisory fee amount under the Amended Subadvisory Agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.
Prior to the vote being taken to approve the Amended Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.
The Amended Subadvisory Agreement became effective on January 1, 2024.

280

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2023
Expense Examples:
The following information is in regard to expenses for the six months ended December 31, 2023:
As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2023.
Actual Expenses:
The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$1,050.00	$0.62	$1,024.60	$0.61
Service Class	1,000	0.37%	1,048.50	1.91	1,023.30	1.89
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,050.90	0.62	1,024.60	0.61
Service Class	1,000	0.37%	1,050.60	1.91	1,023.30	1.89
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,054.30	0.62	1,024.60	0.61
Service Class	1,000	0.37%	1,052.90	1.91	1,023.30	1.89
Growth Allocation Fund
Initial Class	1,000	0.12%	1,056.70	0.62	1,024.60	0.61
Service Class	1,000	0.37%	1,056.90	1.92	1,023.30	1.89
Aggressive Allocation Fund
Initial Class	1,000	0.13%	1,061.10	0.68	1,024.60	0.66
Service Class	1,000	0.38%	1,059.10	1.97	1,023.30	1.94

281

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MML American Funds Growth Fund
Service Class I**	$1,000	1.03%	$1,107.10	$5.47	$1,020.00	$5.24
MML American Funds Core Allocation Fund
Service Class I	1,000	0.83%	1,061.90	4.31	1,021.00	4.23
Blue Chip Growth Fund
Initial Class	1,000	0.76%	1,107.30	4.04	1,021.40	3.87
Service Class	1,000	1.01%	1,105.30	5.36	1,020.10	5.14
Equity Income Fund
Initial Class	1,000	0.75%	1,069.00	3.91	1,021.40	3.82
Service Class	1,000	1.00%	1,068.10	5.21	1,020.20	5.09
Equity Index Fund
Class I	1,000	0.42%	1,078.00	2.20	1,023.10	2.14
Class II	1,000	0.27%	1,079.00	1.41	1,023.80	1.38
Class III	1,000	0.12%	1,079.70	0.63	1,024.60	0.61
Service Class I	1,000	0.67%	1,076.90	3.51	1,021.80	3.41
Focused Equity Fund
Class II	1,000	0.86%	1,045.40	4.43	1,020.90	4.38
Service Class I	1,000	1.11%	1,044.00	5.72	1,019.60	5.65
Foreign Fund
Initial Class	1,000	0.93%	1,048.70	4.80	1,020.50	4.74
Service Class	1,000	1.18%	1,048.20	6.09	1,019.30	6.01
Fundamental Equity Fund
Class II	1,000	0.79%	1,048.20	4.08	1,021.20	4.02
Service Class I	1,000	1.04%	1,046.70	5.37	1,020.00	5.30
Fundamental Value Fund
Class II	1,000	0.76%	1,093.00	4.01	1,021.40	3.87
Service Class I	1,000	1.01%	1,092.70	5.33	1,020.10	5.14
Global Fund
Class I	1,000	0.79%	1,034.00	4.05	1,021.20	4.02
Class II	1,000	0.79%	1,033.70	4.05	1,021.20	4.02
Service Class I	1,000	1.04%	1,031.90	5.33	1,020.00	5.30
Income & Growth Fund
Initial Class	1,000	0.71%	1,080.00	3.72	1,021.60	3.62
Service Class	1,000	0.96%	1,078.60	5.03	1,020.40	4.89
International Equity Fund
Class II	1,000	0.94%	1,029.20	4.81	1,020.50	4.79
Service Class I	1,000	1.19%	1,027.70	6.08	1,019.20	6.06
Large Cap Growth Fund
Initial Class	1,000	0.67%	1,098.30	3.54	1,021.80	3.41
Service Class	1,000	0.92%	1,097.10	4.86	1,020.60	4.69
Managed Volatility Fund
Initial Class	1,000	1.01%	1,032.70	5.17	1,020.10	5.14
Service Class	1,000	1.26%	1,031.40	6.45	1,018.90	6.41
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,069.40	4.22	1,021.10	4.13
Service Class	1,000	1.06%	1,068.70	5.53	1,019.90	5.40

282

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Mid Cap Value Fund
Initial Class	$1,000	0.87%	$1,031.60	$4.46	$1,020.80	$4.43
Service Class	1,000	1.12%	1,030.40	5.73	1,019.60	5.70
Small Cap Growth Equity Fund
Initial Class	1,000	1.05%	1,067.40	5.47	1,019.90	5.35
Service Class	1,000	1.30%	1,066.00	6.77	1,018.70	6.61
Small Company Value Fund
Class II	1,000	0.88%	1,092.30	4.64	1,020.80	4.48
Service Class I	1,000	1.13%	1,090.00	5.95	1,019.50	5.75
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,095.90	4.23	1,021.20	4.08
Service Class	1,000	1.05%	1,094.70	5.54	1,019.90	5.35
Sustainable Equity Fund
Initial Class	1,000	0.53%	1,082.50	2.78	1,022.50	2.70
Service Class	1,000	0.78%	1,081.30	4.09	1,021.30	3.97
Total Return Bond Fund
Class II	1,000	0.62%	1,035.60	3.18	1,022.10	3.16
Service Class I	1,000	0.87%	1,034.10	4.46	1,020.80	4.43

*
Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2023, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

283

American Funds Insurance Series® Annual report for the year ended December 31, 2023

Investing in global
companies for
the long term

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

55	Global Small Capitalization Fund

62	Growth Fund

69	International Fund

74	New World Fund®

88	Washington Mutual Investors Fund

93	Capital World Growth and Income Fund®

101	Growth-Income Fund

107	International Growth and Income Fund

113	Capital Income Builder®

134	Asset Allocation Fund

166	American Funds® Global Balanced Fund

182	The Bond Fund of America®

218	Capital World Bond Fund®

239	American High-Income Trust®

258	American Funds Mortgage Fund®

266	Ultra-Short Bond Fund

268	U.S. Government Securities Fund®

280	Managed Risk Growth Fund

282	Managed Risk International Fund

284	Managed Risk Washington Mutual Investors Fund

286	Managed Risk Growth-Income Fund

288	Managed Risk Asset Allocation Fund

290	Financial statements

Fellow investors:

We are pleased to present the annual report for American Funds Insurance Series® for the year ended December 31, 2023.

Regarding the investment environment, global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index1, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

U.S. equities advanced amid economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes. Despite market jitters over a major banking crisis in March/April, and wars in Ukraine and the Middle East, the S&P 500 Index2 climbed 26.29%. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

European stocks rallied as inflation declined from high levels, raising expectations that European Central Bank officials will begin cutting interest rates in 2024. Stock prices moved higher throughout the 20-member eurozone despite signs of weakening economic growth in most countries, including Germany and France, Europe’s largest economies. Overall, the MSCI Europe Index3 rose 19.89% for U.S. dollar-based investors and 14.30% in local currency terms.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness. Overall, the MSCI Emerging Markets Index4 gained 9.83%.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but are planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe downturn in 2022.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

Past results are not predictive of results in future periods.

American Funds Insurance Series	1

The U.S. Treasury yield curve5 steepened modestly as the two-year yield fell 18 basis points (bps) to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns. The Bloomberg U.S. Aggregate Index6 advanced 5.53%. Corporate markets led U.S. bond returns for the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 and Bloomberg U.S. Corporate Investment Grade Index8 rose 13.44% and 8.52%, respectively. Both sectors benefited from narrowing spreads, 9 which fell 146 bps for high-yield bonds and 31 bps for investment-grade corporates.

In foreign exchange markets, the U.S. dollar fluctuated, and by year-end, had registered small to moderate declines against the euro, the British pound, the Brazilian real and most other currencies.

Looking ahead

The strong stock market returns of 2023, after a rough 2022, were a surprise to many. It is testimony to the power of factors such as interest rates and the economy, as well as prospects for individual stocks (for example, the potential positive impact of artificial intelligence), over the persistent negative headlines we read in the media. That is good news for investors like us, who focus on the long run.

Going forward into 2024, big questions remain. One question is certainly inflation and its impact on interest rates. From a starting point of 3% to 4%, many market participants expect U.S. inflation to soon drop into the 2% to 3% range and put downward pressure on interest rates. While that may happen, we would not be surprised to see inflation remain a bit more persistent than these expectations.

Another question is geopolitical risk. The market digested the ongoing conflicts in Ukraine and the Middle East with no real issues in 2023, but the possibility of further spread remains. We hope for peace but must prepare for any outcome.

A final question to mention is the U.S. election. Elections often have an impact on markets, and that’s especially true when the outcome is as uncertain as it is this year. It is currently difficult to handicap how many candidates will draw meaningful votes, much less predict the winner.

All in all, it is likely that stock markets in 2024 will not be as strong as they were in 2023, but that doesn’t mean investors should worry. Less positive does not mean negative, and that is especially true for returns in the long run. As investors, we (like you) know the value of holding companies that have good fundamentals and reasonable valuation, which can offer superior outcomes over time. We believe this is a successful long term investment strategy, one that we have employed since the inception of our firm.

We will continue to conduct world-class research and to utilize The Capital SystemTM of investment management. Armed with deep knowledge and aided by robust internal debate, our portfolio managers and investment analysts focus on their highest conviction ideas. This is the time-tested process we use to pursue favorable risk-adjusted returns for our shareholders. We thank you for your continued support of our efforts and look forward to reporting back to you in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 12, 2024

[5]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[9]	The difference in yield between a U.S. Treasury and a corporate bond of the same maturity is referred to as a credit spread, also known as a yield spread. Historically, spreads tend to narrow when the economy is doing well, and they tend to widen when the economy is doing poorly. (Source: Investopedia.com.)

Past results are not predictive of results in future periods.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2024. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursement will be in effect through at least May 1, 2024, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund increased 22.91% for the 12 months ended December 31, 2023, compared with a return of 22.20% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the fund, sector selection in the utilities and financials sectors were among the top contributors to relative returns.2 Larger-than-index positions in Novo Nordisk and Chipotle Mexican Grill were among the top individual contributors to the portfolio. Danish biopharmaceutical firm Novo Nordisk, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple and Amazon.com were among the top individual detractors.

On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	22.91%	13.93%	9.85%	10.04%	0.52%	0.41%
Class 1A	22.60	13.65	9.58	9.77	0.77	0.66
Class 2	22.60	13.65	9.58	9.77	0.77	0.66
Class 4	22.29	13.36	9.30	9.51	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund advanced 16.45% for the 12 months ended December 31, 2023. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, returned 16.84%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the financials sector contributed positively to relative returns.2 A larger-than-index investment in Draftkings was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector detracted from returns. Within individual securities, health care provider Insulet was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in the United States and India were overall additive to returns, while investments in those domiciled in Italy and China were detractors, overall.

Looking ahead, one thing that the portfolio managers know is that unexpected events will shape the market environment in 2024. That said, we also believe our robust global research will allow us to continue to identify attractive investment opportunities in companies with long-term potential. We thank you for the support you have shown for the fund thus far and we look forward to reporting back to you in another six months.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	16.45%	8.57%	6.04%	8.70%	0.70%	0.66%
Class 1A	16.15	8.31	5.79	8.43	0.95	0.91
Class 2	16.17	8.31	5.78	8.43	0.95	0.91
Class 4	15.79	8.03	5.51	8.16	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund returned 38.81% for the 12 months ended December 31, 2023, compared with an increase of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. The Nasdaq Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared 43.42%.

Regarding the fund, stock selection within the communication services and industrials sectors were the top contributors to relative returns.2 A larger-than-benchmark position in Meta Platforms buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue. On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA detracted from returns.

Looking forward, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. Regardless of the outcome, the managers will continue to focus on opportunities for long-term capital appreciation based on a time-tested investment approach in pursuit of superior returns for investors.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	38.81%	18.97%	14.64%	13.24%	0.34%
Class 1A	38.47	18.68	14.36	12.96	0.59
Class 2	38.49	18.68	14.36	12.96	0.59
Class 3	38.56	18.76	14.43	13.04	0.52
Class 4	38.13	18.38	14.07	12.68	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund returned 16.12% for the 12 months ended December 31, 2023, compared with the 15.62% return of its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the information technology and consumer discretionary sectors boosted relative returns.2 Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company, First Quantum Minerals, was a detractor.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. Overall, the fund’s portfolio managers have a positive view of economic indicators for the coming year and, supported by our global research capabilities, believe they will continue to identify attractive investment opportunities in companies with long-term potential for investors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	16.12%	5.10%	3.67%	7.33%	0.53%
Class 1A	15.85	4.83	3.42	7.06	0.78
Class 2	15.84	4.83	3.41	7.06	0.78
Class 3	15.99	4.92	3.49	7.13	0.71
Class 4	15.56	4.58	3.15	6.80	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund returned 16.22% for the 12 months ended December 31, 2023. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), advanced 22.20%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), returned 9.83%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness.

Within the portfolio, stock selection in the health care and consumer staples sectors contributed to the fund’s relative returns.2 Danish biopharmaceutical firm Novo Nordisk was a top individual contributor, as its stock saw returns that outpaced the broader market. Online e-commerce firm MercadoLibre was also a positive contributor. On the downside, stock selection within the information technology sector dragged on relative returns. Among individual securities, smaller-than-benchmark positions in NVIDIA and Apple detracted from relative results.

The investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	16.22%	8.90%	4.95%	7.79%	0.64%	0.57%
Class 1A	15.98	8.63	4.69	7.52	0.89	0.82
Class 2	15.99	8.64	4.69	7.52	0.89	0.82
Class 4	15.67	8.37	4.43	7.26	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund returned 17.66% for the 12 months ended December 31, 2023. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 26.29%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Regarding the fund, stock selection in the financials sector was one of the top contributors to relative returns.2 Among individual securities, a higher-than-benchmark position in Broadcom was a top contributor, as the stock outpaced the broader equity market. On the downside, security selections within the consumer discretionary sector weighed on returns. A lower-than-index position in Amazon.com weighed on relative returns as the stock outpaced the market overall.

Looking ahead, while the market has priced-in a soft landing, an inverted yield curve3 could signal a looming recession. Offsetting this view has been a string of low unemployment numbers that point to strength in the economy. In the meantime, the Fed appears to remain committed to lowering inflation by holding rates at higher levels for longer. In 2024, the fund’s portfolio managers will begin to get a clean read on the health of the consumer as pandemic-era stimulus and support wanes and the cumulative effects of monetary policy take hold. Those effects could portend higher volatility and more downside in the markets, or taming inflation and a downbeat economy could send stocks higher. Time will tell. Regardless of the outcome, we will continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	17.66%	12.90%	10.19%	7.42%	0.41%	0.27%
Class 1A	17.29	12.60	9.92	7.16	0.66	0.52
Class 2	17.29	12.60	9.91	7.15	0.66	0.52
Class 4	16.97	12.33	9.64	6.91	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund returned 21.22% for the 12 months ended December 31, 2023, compared with a 22.20% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the industrials sector was a top contributor to relative returns.2 Results were also helped by holdings in Broadcom, which saw returns over the period that outpaced the broader market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, the portfolio’s lower-than-benchmark position in NVIDIA and stock selection within the financials sector were among the top detractors to returns. The portfolio’s position in Vale, a Brazil-based mining company, also weighed on returns as shares fell amid faltering Chinese demand and worries on the strength of the country’s economic recovery together with mixed financial results.

On a geographical basis, stocks domiciled in the eurozone contributed the most to relative returns, while the portfolio’s holdings in Brazil were among the largest detractors from overall returns.

Looking ahead, the investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments around the world will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	21.22%	10.60%	7.90%	7.19%	0.51%	0.41%
Class 1A	20.87	10.33	7.65	6.93	0.76	0.66
Class 2	20.88	10.34	7.62	6.92	0.76	0.66
Class 4	20.65	10.07	7.36	6.67	1.01	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund returned 26.47% for the 12 months ended December 31, 2023, compared with a return of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.

Regarding the fund, investments within the health care and financials sectors were top contributors to the fund’s relative returns.2 Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these stocks outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on portfolio returns. Smaller-than-benchmark positions in Apple and NVIDIA detracted.

Looking ahead, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. As a result, portfolio managers believe the outlook is positive for corporate earnings to improve and for stocks to move higher as a result. They will continue to build positions in companies and stocks in which they see long-term value potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	26.47%	13.65%	11.19%	11.38%	0.28%
Class 1A	26.12	13.36	10.92	11.10	0.53
Class 2	26.14	13.36	10.91	11.10	0.53
Class 3	26.23	13.44	10.99	11.18	0.46
Class 4	25.82	13.08	10.63	10.83	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund returned 16.08% for the 12 months ended December 31, 2023, compared with a return of 15.62% for its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Regarding the fund, stock selection within the industrials and information technology sectors were additive to relative results.2 Within individual securities, Danish biopharmaceutical firm Novo Nordisk was a top contributor due to returns that outpaced the broader market. On the downside, security selection within the financials and consumer staples sectors detracted from returns. Positions in British American Tobacco and China-based personal financial services provider Ping An Insurance were among the top individual detractors.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, the fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	16.08%	6.38%	3.57%	7.49%	0.56%
Class 1A	15.92	6.13	3.33	7.24	0.81
Class 2	15.76	6.11	3.31	7.22	0.81
Class 4	15.66	5.86	3.06	6.98	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, returned 9.28% for the 12 months ended December 31, 2023. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 advanced 17.06%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, stock selection in the financials sector was a top contributor to relative returns.4 On the downside, a smaller-than-benchmark position in the information technology sector was among the largest detractors from returns.

Sector and security selection was additive to relative returns overall in the fund’s fixed income portfolio, while duration and curve positioning detracted.

While the likelihood of recession may have diminished for now, the fund’s managers are mindful that downside risks remain prevalent. Slowing growth, softening labor markets, rising geopolitical tensions and the 2024 U.S. presidential election all have the potential to impact markets. The managers are cautious about weakening economic activity as the Fed has aggressively raised interest rates and continues to reduce its balance sheet. The fund is well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers will continue to adhere to the fund’s two primary objectives, which are (1) to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. This approach may have the potential to generate equity-like returns with relatively less volatility than global markets. The fund’s managers remain optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	9.28%	7.72%	4.83%	0.41%	0.28%
Class 1A	9.01	7.46	4.58	0.66	0.53
Class 2	9.01	7.47	4.63	0.66	0.53
Class 4	8.75	7.18	4.31	0.91	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, returned 14.55% for the 12 months ended December 31, 2023. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 advanced 17.67%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, climbed 26.29%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, investment selection within the energy and communication services sectors were among the top contributors to returns relative to the S&P 500 Index. Results were helped by holdings in Broadcom, which saw returns over the period that outpaced the broader equity market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The portfolio’s lower-than-benchmark holding in Apple also detracted.

Overall, the fund’s fixed income investments were additive to returns relative to the Bloomberg U.S. Aggregate Index. Sector and security selection contributed positively to results, while duration4 and curve5 positioning detracted. Out-of-benchmark positions within U.S. Treasury Inflation-Protected Securities (TIPS) and high-yield bonds also added to returns. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, detracted from results.

The growth outlook is more benign heading into 2024, but the fund’s managers remain cautious. In the wake of the strong stock market returns of 2023, stock markets may not be as strong in 2024. Fund managers remain focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20236

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	14.55%	9.47%	7.51%	8.40%	0.30%
Class 1A	14.32	9.19	7.26	8.13	0.55
Class 2	14.27	9.20	7.25	8.13	0.55
Class 3	14.37	9.27	7.32	8.21	0.48
Class 4	14.02	8.92	6.98	7.87	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[5]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[6]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund returned 14.05% for the 12 months ended December 31, 2023. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 rose 15.43%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Within the equity portfolio of the fund, stock selection in the materials and energy sectors were among the top contributors to returns relative to the MSCI ACWI. Within individual securities, Broadcom was a top contributor due to returns that outpaced the global equity market. On the downside, stock selection within the financials sector weighed on returns. A lower-than-benchmark holding in Apple was a top detractor. The fund’s fixed income investments were additive to returns relative to the Bloomberg Global Aggregate Index. Duration4 positioning was the top contributor to relative returns, and overall sector selection was also positive. Security selection detracted modestly from relative returns.

Fund managers view the year ahead as having a combination of promising possibilities intertwined with lingering economic and geopolitical uncertainties. Encouragingly, some inflation data is suggestive of tempering price and cost pressures and, correspondingly, interest rates have also moderated from recent highs. Among stock sectors, fund managers continue to find attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. The fund’s fixed income portfolio’s positioning remains modestly cautious given the current geopolitical environment, but managers are confident in the opportunities available in bond markets that are now delivering meaningful income. As always, managers continue to focus on core principles of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	14.05%	7.69%	5.66%	5.90%	0.53%	0.52%
Class 1A	13.77	7.44	5.41	5.66	0.78	0.77
Class 2	13.83	7.44	5.40	5.64	0.78	0.77
Class 4	13.45	7.16	5.20	5.46	1.03	1.02

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America rose 5.21% for the 12 months ended December 31, 2023. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. bond markets exhibited great volatility in 2023. The U.S. 10-year Treasury yield started the year at 3.9%, fell to 3.3% in April, rose to 5.0% in October, and then rebounded strongly to end the year close to where it started at 3.9%. The shape of the U.S. yield curve2 was also quite volatile as the two-year to 10-year curve flattened multiple times to multi-decade-record inverted levels, then it steepened in the second half of the year to end the year modestly inverted by –37 basis points (bps). All major U.S. fixed income sectors posted positive total returns.

Over the period, sector selection was the largest contributor to results with the most significant returns coming from active positions in high yield, mortgage-backed securities (MBS), investment grade corporates and emerging markets. Security selection was also a modest contributor with the majority of gains coming from investments in the investment grade corporate, securitized credit and emerging market sectors.

On the downside, positioning for a steeper yield curve was the largest detractor from returns relative to the index as the modest steepening of the yield curve over the course of the year was not enough to overcome the negative income drag associated with the position. Duration3 positioning was also a modest detractor from relative returns over the period. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, therefore also detracted from results.

While the market experienced great volatility in 2023, two broad themes remained in place – slowing economic growth and decelerating inflation. This should continue to lead to positive outcomes for both duration and credit, and may be magnified as managers expect significant allocations to core bond funds in 2024. While the likelihood of recession may have diminished for now, managers are mindful that downside risks remain prevalent. Managers are concentrating the fund’s duration position at the shorter end of the rate curve (two-year to seven-year), which should benefit from expected Fed cuts in 2024. Managers are underweighting the long end of the curve (10-year to 30-year), which is less likely to benefit from rate cuts and could be negatively affected by elevated U.S. Treasury issuance to fund sustained high government deficits.

As valuations for risky assets like corporate bonds continue to move higher, managers will continue to harvest gains where possible and reinvest in higher-quality sectors and securities like AAA structured credit and agency MBS that have similar upside potential but should be more resilient if an unexpected shock emerges in 2024. In addition, managers expect that research-driven security selection will be an important contributor to results over the course of the year.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	5.21%	2.14%	2.33%	4.09%	0.38%	0.23%
Class 1A	4.89	1.87	2.08	3.83	0.63	0.48
Class 2	5.02	1.89	2.08	3.83	0.63	0.48
Class 4	4.72	1.62	1.83	3.57	0.88	0.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund rose 6.39% for the 12 months ended December 31, 2023. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Bonds markets rebounded in 2023, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Over the period, the largest contributions to the fund’s relative returns2 were duration3 positioning and sector selection, with a modest boost from security selection. Overall currency positioning was a modest detractor from comparative returns, due to the impact of currency hedging. An off-benchmark allocation to Brazilian sovereign bonds contributed meaningfully to relative returns, as did greater-than-benchmark holdings in Mexican and German sovereign bonds. On the downside, less-than-benchmark allocations to uniform mortgage-backed securities and U.S. Treasuries detracted from relative results.

Looking ahead, slowing inflation across many countries should allow global rates to move lower over the medium term. The fund’s managers believe U.S. economic growth may persist at a slower pace, while economic outcomes across other parts of the developed world may be more mixed. The outlook for emerging markets is reasonably constructive, supported by the somewhat unexpected dovish tilt by the Fed in late 2023. Many economies are headed into an election cycle in 2024, which could lead to an increase in the potential for policy direction changes as well as an uptick in market volatility. The overall uncertainty of the macro backdrop combined with somewhat tight valuations across credit sectors leads the fund’s managers to prefer modestly cautious positioning in the portfolio.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	6.39%	–0.07%	0.62%	2.63%	0.48%
Class 1A	6.11	–0.33	0.38	2.38	0.73
Class 2[5]	6.14	–0.33	0.36	2.37	0.73
Class 4	5.89	–0.56	0.12	2.14	0.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.
[5]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust rose 12.69% for the 12 months ended December 31, 2023. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, returned 13.44%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

At a high level, while overall security selection detracted from the fund’s relative returns3 over the period, investments within the energy and communications sectors contributed positively to relative results. On the downside, security selection within the cyclical and non-cyclical consumer goods sectors detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the somewhat higher inflation expectations and higher real interest rates that emerged over the last year. The substantial yield increases across fixed income markets over the last two years provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, the potential for higher or lower yields is now more balanced. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	12.69%	6.36%	4.67%	8.27%	0.44%	0.32%
Class 1A	12.40	6.09	4.42	8.00	0.69	0.57
Class 2	12.45	6.09	4.41	8.00	0.69	0.57
Class 3	12.54	6.17	4.48	8.08	0.62	0.50
Class 4	12.18	5.84	4.15	7.74	0.94	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund returned 4.03% for the 12 months ended December 31, 2023. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 5.05%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, curve positioning weighed on results overall and sector and security selection only contributed modestly either positively or negatively to results. Derivatives, which are used as tools for implementing the portfolio’s duration3 and curve positioning, collectively detracted from results as U.S. Treasury futures were used to implement the fund’s curve exposure.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the U.S. Federal Reserve has aggressively raised interest rates and continues to reduce its balance sheet. The fund is positioned with the view that inflation will continue to come down rapidly toward the Fed’s target and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	4.03%	1.06%	1.74%	1.84%	0.40%	0.32%
Class 1A	3.72	0.80	1.49	1.58	0.65	0.57
Class 2	3.68	0.80	1.48	1.58	0.65	0.57
Class 4	3.51	0.57	1.24	1.38	0.90	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund returned 4.94% for the 12 months ended December 31, 2023, compared with a 5.19% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration2 and higher quality securities relative to the index. This approach benefited the fund during the first half of the year with the U.S. Federal Reserve raising its benchmark rate by 25 basis points four times through July. The benchmark rate remained unchanged for the rest of 2023.

Short-term interest rates are now at a 23-year high following 11 total hikes over the last two years. With inflation declining throughout the year and now close to the Fed’s target, market expectations indicate the Fed’s benchmark rate is at or near its peak, and rate cuts are a strong possibility for 2024.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	4.94%	1.63%	1.00%	3.21%	0.31%
Class 1A	4.79	1.60	0.91	2.99	0.56
Class 2	4.64	1.37	0.74	2.95	0.56
Class 3	4.75	1.46	0.82	3.02	0.49
Class 4	4.44	1.12	0.53	2.71	0.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

Commercial paper	78.0%
U.S. Treasury bills	17.3%
Federal agency bills & notes	8.2%
Other assets less liabilities	–3.5%
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund returned 3.21% for the 12 months ended December 31, 2023. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, returned 4.45%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, top contributors to returns relative to the benchmark were sector allocation decisions to mortgage-backed securities (MBS). On the downside, duration3 and curve positioning weighed on returns relative to the benchmark. Interest rate derivatives, which are used as tools for implementing the portfolio’s duration and curve positioning, collectively detracted from results.

Over the last two years, the U.S. Federal Reserve has tightened monetary policy considerably and the rate of inflation has come down rapidly. Going forward, it is more likely the Fed will ease its policy as inflation approaches its 2% target. So far, the Fed’s unwinding of massive monetary support has resulted in minimal disruptions to financial markets and the economy; however, we are more concerned about the outlook as the lagged impact of tighter monetary conditions on financial markets and the economy remain uncertain. The fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	3.21%	1.31%	1.78%	5.12%	0.33%	0.26%
Class 1A	2.88	1.04	1.54	4.86	0.58	0.51
Class 2	2.89	1.04	1.52	4.86	0.58	0.51
Class 3	3.00	1.12	1.60	4.93	0.51	0.44
Class 4	2.62	0.79	1.27	4.61	0.83	0.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 23.77% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate Aggressive1 advanced 18.69%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments within the communication services and industrials sectors were the top contributors to relative returns.3 The return of the underlying The Bond Fund of America detracted slightly from relative results versus its primary benchmark, the Bloomberg U.S. Aggregate Index.4 The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

40	American Funds Insurance Series

Managed Risk Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	23.77%	11.26%	8.62%	9.48%	0.74%	0.69%
Class P2	23.50	10.98	8.30	9.18	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 6.36% for the 12 months ended December 31, 2023, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which advanced 13.29%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), returned 15.62%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Within the underlying International Fund, stock selection within the information technology and consumer discretionary sectors boosted relative returns.3 On the downside, stock selection within the financials and materials sectors detracted from relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

42	American Funds Insurance Series

Managed Risk International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.36%	1.04%	0.58%	1.37%	0.95%	0.85%
Class P2	6.22	0.79	0.24	1.03	1.20	1.10

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.04% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate1 advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Washington Mutual Investors Fund and American Funds Insurance Series® – U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the financials sector was one of the top contributors to relative returns.3 On the downside, security selections within the consumer discretionary sector weighed on returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

44	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	10.04%	5.89%	5.08%	5.89%	0.69%	0.64%
Class P2	9.73	5.59	4.73	5.55	0.94	0.89

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 16.17% for the 12 months ended December 31, 2023, compared to the S&P 500 Managed Risk Index – Moderate,1 which advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth-Income Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments within the health care and financials sectors were the top contributors to relative returns.3 On the downside, sector selection in the information technology and consumer discretionary sectors weighed on relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

46	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	16.17%	7.86%	6.46%	7.54%	0.67%	0.62%
Class P2	15.90	7.60	6.15	7.24	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	47

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.51% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index -- Moderate Conservative1 advanced 15.10%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the energy and communication services sectors were among the top contributors to relative returns.3 On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

48	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	10.51%	6.17%	5.01%	6.32%	0.70%	0.65%
Class P2	10.23	5.91	4.74	6.06	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	49

Global Growth Fund

Investment portfolio December 31, 2023

Common stocks 95.01%	Shares	Value (000)
Information technology 27.78%
Microsoft Corp.	1,630,630	$613,182
ASML Holding NV	436,031	329,209
ASML Holding NV (ADR)	190,245	144,000
Taiwan Semiconductor Manufacturing Co., Ltd.	10,510,200	202,274
NVIDIA Corp.	328,443	162,651
Applied Materials, Inc.	923,000	149,591
Broadcom, Inc.	85,007	94,889
Apple, Inc.	407,245	78,407
Samsung Electronics Co., Ltd.	1,147,808	69,810
Keyence Corp.	117,700	51,593
Synopsys, Inc.[1]	99,853	51,415
Capgemini SE	236,014	49,373
Shopify, Inc., Class A, subordinate voting shares[1]	415,875	32,397
EPAM Systems, Inc.[1]	93,560	27,819
Salesforce, Inc.[1]	95,600	25,156
Arista Networks, Inc.[1]	102,856	24,224
TE Connectivity, Ltd.	112,664	15,829
NEC Corp.	243,600	14,374
		2,136,193

Health care 16.00%
Novo Nordisk AS, Class B	3,572,824	369,554
DexCom, Inc.[1]	969,700	120,330
UnitedHealth Group, Inc.	218,500	115,034
Eli Lilly and Co.	155,740	90,784
Regeneron Pharmaceuticals, Inc.[1]	95,036	83,469
AstraZeneca PLC	547,010	73,673
Thermo Fisher Scientific, Inc.	128,666	68,295
Centene Corp.[1]	661,665	49,102
Pfizer, Inc.	1,235,000	35,556
Sanofi	333,000	33,014
Cigna Group (The)	104,417	31,268
Siemens Healthineers AG	345,670	20,087
Alnylam Pharmaceuticals, Inc.[1]	104,200	19,945
Bayer AG	537,074	19,938
Zoetis, Inc., Class A	90,200	17,803
Vertex Pharmaceuticals, Inc.[1]	43,700	17,781
EssilorLuxottica SA	88,074	17,702
Argenx SE (ADR)[1]	36,200	13,772
Catalent, Inc.[1]	287,200	12,904
Bachem Holding AG	93,403	7,236
Roche Holding AG, nonvoting non-registered shares	22,102	6,406
Sonova Holding AG	17,000	5,559
Viatris, Inc.	110,678	1,199
Euroapi SA1	5,869	37
		1,230,448

Consumer discretionary 14.87%
Chipotle Mexican Grill, Inc.[1]	146,200	334,354
LVMH Moët Hennessy-Louis Vuitton SE	224,441	182,050
Floor & Decor Holdings, Inc., Class A1	914,698	102,044
Renault SA	1,688,781	69,102
Booking Holdings, Inc.[1]	16,000	56,755
MGM China Holdings, Ltd.[1]	39,729,200	50,333
Evolution AB	367,568	43,993
Prosus NV, Class N	1,449,418	43,217
MercadoLibre, Inc.[1]	22,250	34,967
Home Depot, Inc.	95,121	32,964
Amazon.com, Inc.[1]	213,125	32,382
lululemon athletica, Inc.[1]	52,600	26,894
InterContinental Hotels Group PLC	254,000	22,941
Moncler SpA	360,570	22,235

50	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Wynn Macau, Ltd.[1,2]	21,430,000	$17,618
Tractor Supply Co.	75,200	16,170
LKQ Corp.	305,253	14,588
Tesla, Inc.[1]	48,800	12,126
Global-E Online, Ltd.[1]	300,000	11,889
Coupang, Inc., Class A1	645,404	10,449
Five Below, Inc.[1]	30,349	6,469
		1,143,540

Financials 11.14%
Tradeweb Markets, Inc., Class A	1,527,288	138,800
3i Group PLC	3,026,000	93,147
AXA SA	2,209,893	72,137
Fiserv, Inc.[1]	497,600	66,101
HDFC Bank, Ltd.	3,131,460	64,240
AIA Group, Ltd.	5,687,800	49,401
Blackstone, Inc.	366,835	48,026
Prudential PLC	3,390,552	38,168
Citigroup, Inc.	617,255	31,752
Société Générale	1,054,981	28,127
Aon PLC, Class A	96,600	28,112
London Stock Exchange Group PLC	234,953	27,775
Visa, Inc., Class A	90,997	23,691
Banco Santander, SA	5,334,500	22,269
Mastercard, Inc., Class A	49,000	20,899
Wells Fargo & Co.	347,300	17,094
Julius Baer Group, Ltd.	262,000	14,722
VZ Holding AG	123,517	14,423
Ameriprise Financial, Inc.	34,676	13,171
Eurobank Ergasias Services and Holdings SA1	6,791,000	12,054
UBS Group AG	361,871	11,239
Swissquote Group Holding, Ltd.	40,733	9,934
Nasdaq, Inc.	88,000	5,116
Kaspi.kz JSC (GDR)	44,512	4,096
Jackson Financial, Inc., Class A	44,327	2,270
Moscow Exchange MICEX-RTS PJSC[3]	12,640,000	—	[4]
		856,764

Industrials 8.02%
Safran SA	521,514	91,997
Caterpillar, Inc.	231,600	68,477
ASSA ABLOY AB, Class B	1,908,644	54,987
Schneider Electric SE	181,009	36,446
Alliance Global Group, Inc.	156,400,700	31,810
Airbus SE, non-registered shares	188,333	29,071
GT Capital Holdings, Inc.	2,454,611	26,140
Ryanair Holdings PLC (ADR)	191,047	25,478
Boeing Co.[1]	91,400	23,824
Techtronic Industries Co., Ltd.	1,679,500	20,088
NIBE Industrier AB, Class B	2,804,896	19,825
TransDigm Group, Inc.	18,400	18,613
DSV A/S	97,734	17,193
Daikin Industries, Ltd.	103,400	16,796
Huntington Ingalls Industries, Inc.	55,772	14,481
Carrier Global Corp.	242,000	13,903
SMC Corp.	22,500	12,032
Recruit Holdings Co., Ltd.	277,600	11,852
Trane Technologies PLC	44,000	10,732
TFI International, Inc. (CAD denominated)	73,941	10,058
BAE Systems PLC	697,000	9,861
Kühne + Nagel International AG	21,500	7,412
Interpump Group SpA	139,901	7,247

American Funds Insurance Series	51

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Lifco AB, Class B	251,048	$6,172
Melrose Industries PLC	842,000	6,083
RS Group PLC	576,015	5,995
Brenntag SE	58,000	5,325
Weir Group PLC (The)	210,749	5,060
Diploma PLC	109,000	4,965
Northrop Grumman Corp.	10,500	4,915
		616,838

Consumer staples 4.94%
Nestlé SA	454,282	52,577
Monster Beverage Corp.[1]	852,204	49,095
Walgreens Boots Alliance, Inc.	1,832,723	47,852
Keurig Dr Pepper, Inc.	1,284,530	42,801
Dollar Tree Stores, Inc.[1]	262,250	37,253
Carrefour SA, non-registered shares	1,478,107	27,053
Costco Wholesale Corp.	35,970	23,743
British American Tobacco PLC	813,000	23,725
Kweichow Moutai Co., Ltd., Class A	74,500	18,096
Philip Morris International, Inc.	167,000	15,711
Pernod Ricard SA	67,053	11,857
Dollar General Corp.	83,780	11,390
Simply Good Foods Co.[1]	263,800	10,447
Bunge Global SA	85,000	8,581
		380,181

Communication services 4.42%
Alphabet, Inc., Class A1	1,232,500	172,168
Meta Platforms, Inc., Class A1	247,923	87,755
Publicis Groupe SA	400,000	37,198
CTS Eventim AG & Co. KGaA	224,500	15,511
Tencent Holdings, Ltd.	297,100	11,225
Bharti Airtel, Ltd.	868,779	10,763
Koninklijke KPN NV	1,421,413	4,893
		339,513

Materials 4.26%
Sherwin-Williams Co.	385,500	120,237
Linde PLC	211,003	86,661
SIG Group AG1	1,798,000	41,384
Shin-Etsu Chemical Co., Ltd.	552,500	23,087
Amcor PLC (CDI)	1,867,000	18,048
Vale SA, ordinary nominative shares	940,000	14,906
DSM-Firmenich AG	93,100	9,479
CF Industries Holdings, Inc.	111,262	8,845
Dow, Inc.	81,000	4,442
First Quantum Minerals, Ltd.	84,200	689
		327,778

Energy 3.32%
Canadian Natural Resources, Ltd. (CAD denominated)	1,286,000	84,252
Reliance Industries, Ltd.	1,261,121	39,137
Schlumberger NV	335,000	17,433
Imperial Oil, Ltd.[2]	286,000	16,292
Exxon Mobil Corp.	152,500	15,247
TotalEnergies SE	218,273	14,827
Halliburton Co.	368,390	13,317
EOG Resources, Inc.	98,770	11,946
Chevron Corp.	75,273	11,228
NAC Kazatomprom JSC (GDR)	257,665	10,590
Gaztransport & Technigaz SA	75,000	9,936
Tourmaline Oil Corp.	121,801	5,478

52	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Enbridge, Inc. (CAD denominated)	148,655	$5,351
Gazprom PJSC[1,3]	8,346,000	—	[4]
LUKOIL Oil Co. PJSC[3]	246,300	—	[4]
		255,034

Utilities 0.20%
Brookfield Infrastructure Partners, LP	247,500	7,800
FirstEnergy Corp.	205,396	7,530
		15,330

Real estate 0.06%
CBRE Group, Inc., Class A1	53,066	4,940

Total common stocks (cost: $4,360,523,000)		7,306,559

Preferred securities 1.35%
Health care 1.09%
Sartorius AG, nonvoting non-registered preferred shares	228,400	84,033

Information technology 0.26%
Samsung Electronics Co., Ltd., nonvoting preferred shares	406,300	19,593

Total preferred securities (cost: $24,068,000)		103,626

Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5,6]	2,951,177	295,088

Total short-term securities (cost: $295,100,000)		295,088
Total investment securities 100.20% (cost: $4,679,691,000)		7,705,273
Other assets less liabilities (0.20)%		(15,091)

Net assets 100.00%		$7,690,182

American Funds Insurance Series	53

Global Growth Fund (continued)

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5]	$164,535	$1,799,412	$1,668,911	$90	$(38)	$295,088	$14,357

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $19,320,000, which represented .25% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts

Refer to the notes to financial statements.

54	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2023

Common stocks 96.34%	Shares	Value (000)
Industrials 21.45%
International Container Terminal Services, Inc.	10,330,620	$45,754
Stericycle, Inc.[1]	876,966	43,462
Saia, Inc.[1]	74,294	32,557
Visional, Inc.[1]	453,108	28,734
Trelleborg AB, Class B	814,992	27,303
Cleanaway Waste Management, Ltd.	12,501,414	22,870
IMCD NV	130,815	22,825
Interpump Group SpA	365,871	18,953
Hensoldt AG	700,872	18,889
ICF International, Inc.	131,986	17,698
AZEK Co., Inc. (The), Class A1	451,373	17,265
Diploma PLC	377,968	17,218
Alfen NV1	252,591	16,836
Instalco AB	4,098,065	16,629
Fasadgruppen Group AB2	2,370,503	16,519
Sulzer AG	151,412	15,468
Cargotec OYJ, Class B, non-registered shares	240,146	13,977
Wizz Air Holdings PLC[1]	487,387	13,678
XPO, Inc.[1]	142,400	12,473
Ceridian HCM Holding, Inc.[1]	176,930	11,876
Reliance Worldwide Corp., Ltd.	3,875,607	11,670
Daiseki Co., Ltd.	413,600	11,454
Comfort Systems USA, Inc.	55,327	11,379
NORMA Group SE, non-registered shares	640,303	11,331
First Advantage Corp.	653,201	10,824
Rumo SA	2,272,441	10,718
CG Power and Industrial Solutions, Ltd.	1,913,647	10,434
Engcon AB, Class B2	1,070,647	9,917
Godrej Industries, Ltd.[1]	1,032,000	9,225
Qantas Airways, Ltd.[1]	2,474,791	9,022
LIXIL Corp.	718,100	8,973
KEI Industries, Ltd.	225,049	8,776
Trex Co., Inc.[1]	102,977	8,525
EuroGroup Laminations SpA[1,2]	1,841,164	7,907
Carel Industries SpA[2]	284,512	7,811
Addtech AB, Class B	353,050	7,757
MSC Industrial Direct Co., Inc., Class A	75,000	7,594
GVS SpA[1]	1,192,262	7,339
Applied Industrial Technologies, Inc.	40,766	7,040
Inox Wind, Ltd.[1]	1,133,691	6,784
Burckhardt Compression Holding AG	9,963	6,015
SIS, Ltd.[1]	1,099,298	5,995
ALS, Ltd.	650,000	5,675
MISUMI Group, Inc.	330,306	5,571
CBIZ, Inc.[1]	81,366	5,093
DL E&C Co., Ltd.	177,600	4,957
Japan Airport Terminal Co., Ltd.	109,801	4,831
Beijer Ref AB, Class B2	356,644	4,780
Harsha Engineers International, Ltd.	970,777	4,580
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	4,317
ManpowerGroup, Inc.	41,873	3,328
Atkore, Inc.[1]	19,430	3,109
Aalberts NV, non-registered shares	64,502	2,807
TELUS International (Cda), Inc., subordinate voting shares[1]	285,566	2,450
Boyd Group Services, Inc.	7,695	1,617
APi Group Corp.[1]	33,700	1,166
Herc Holdings, Inc.	5,430	808
McGrath RentCorp	2,607	312
Antares Vision SpA[1]	44,315	91
		682,966

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 17.33%
Skechers USA, Inc., Class A1	700,000	$43,638
DraftKings, Inc., Class A1	1,213,100	42,762
Thor Industries, Inc.	340,472	40,261
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,800,384	33,709
YETI Holdings, Inc.[1]	575,426	29,795
Mattel, Inc.[1]	1,400,000	26,432
Light & Wonder, Inc.[1]	299,658	24,605
Five Below, Inc.[1]	112,000	23,874
Lands’ End, Inc.[1,3]	2,100,000	20,076
Evolution AB	164,961	19,744
Wyndham Hotels & Resorts, Inc.	234,825	18,882
Entain PLC	1,424,930	17,999
Asbury Automotive Group, Inc.[1]	77,116	17,349
Helen of Troy, Ltd.[1]	141,542	17,100
Inchcape PLC	1,740,829	15,821
MRF, Ltd.	9,822	15,289
Zalando SE, non-registered shares[1]	606,948	14,372
Domino’s Pizza Enterprises, Ltd.	291,120	11,650
CAVA Group, Inc.[1]	244,691	10,517
Golden Entertainment, Inc.	256,800	10,254
TopBuild Corp.[1]	27,200	10,180
HUGO BOSS AG	128,046	9,538
Tube Investments of India, Ltd.	204,200	8,682
Shoei Co., Ltd.	563,400	7,326
International Game Technology PLC	252,200	6,913
On Holding AG, Class A1	238,410	6,430
NOK Corp.	465,800	6,190
Steven Madden, Ltd.	145,406	6,107
Camping World Holdings, Inc., Class A	216,408	5,683
Musti Group OYJ	171,095	4,937
Compagnie Plastic Omnium SA	337,633	4,498
Kindred Group PLC (SDR)	441,611	4,086
WH Smith PLC	233,887	3,967
Ariston Holding NV	545,355	3,786
Elior Group SA1	1,153,174	3,739
Haichang Ocean Park Holdings, Ltd.[1]	30,194,000	3,673
First Watch Restaurant Group, Inc.[1]	105,725	2,125
		551,989

Information technology 15.91%
PAR Technology Corp.[1,2]	865,592	37,688
GitLab, Inc., Class A1	464,256	29,230
SUMCO Corp.[2]	1,772,300	26,476
Maruwa Co., Ltd.	114,247	23,786
Rogers Corp.[1]	158,527	20,937
Nordic Semiconductor ASA[1]	1,679,593	20,772
ALTEN SA, non-registered shares	138,909	20,755
Confluent, Inc., Class A1	882,632	20,654
Wolfspeed, Inc.[1]	468,848	20,400
Pegasystems, Inc.	383,239	18,725
MACOM Technology Solutions Holdings, Inc.[1]	190,000	17,660
Silicon Laboratories, Inc.[1]	131,697	17,420
Tanla Platforms, Ltd.	1,277,291	16,784
Smartsheet, Inc., Class A1	346,627	16,576
Tokyo Seimitsu Co., Ltd.	261,500	15,977
eMemory Technology, Inc.	201,430	15,966
Kokusai Electric Corp.[2]	654,800	14,187
SentinelOne, Inc., Class A1	447,038	12,267
Qorvo, Inc.[1]	104,345	11,750
INFICON Holding AG	7,397	10,621
Credo Technology Group Holding, Ltd.[1]	539,019	10,495
Semtech Corp.[1]	459,319	10,064

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
MongoDB, Inc., Class A1	23,300	$9,526
Topicus.com, Inc., subordinate voting shares[1]	141,219	9,511
Insight Enterprises, Inc.[1]	49,845	8,832
Keywords Studios PLC	344,606	7,359
Kingdee International Software Group Co., Ltd.[1]	4,587,403	6,660
Unity Software, Inc.[1]	160,503	6,563
MKS Instruments, Inc.	56,170	5,778
Bentley Systems, Inc., Class B	102,734	5,361
Xiamen Faratronic Co., Ltd., Class A	384,267	5,010
LEM Holding SA	1,860	4,594
BE Semiconductor Industries NV	28,225	4,253
Globant SA1	17,730	4,219
CCC Intelligent Solutions Holdings, Inc.[1]	341,100	3,885
Aspen Technology, Inc.[1]	17,052	3,754
Applied Digital Corp.[1,2]	517,599	3,489
Softcat PLC	200,983	3,477
OVH Groupe SAS[1,2]	358,373	3,427
Yotpo, Ltd.[1,4,5]	678,736	991
Riken Keiki Co., Ltd.	18,300	891
		506,770

Health care 15.44%
Haemonetics Corp.[1]	891,864	76,263
Insulet Corp.[1]	215,710	46,805
CONMED Corp.	297,908	32,624
Ensign Group, Inc. (The)	236,364	26,522
Max Healthcare Institute, Ltd.	3,187,586	26,259
Integra LifeSciences Holdings Corp.[1]	501,304	21,832
Vaxcyte, Inc.[1]	319,731	20,079
Bachem Holding AG	231,879	17,964
iRhythm Technologies, Inc.[1]	163,088	17,457
Glenmark Pharmaceuticals, Ltd.	1,671,454	17,139
Masimo Corp.[1]	145,613	17,067
Hapvida Participações e Investimentos SA1	18,340,235	16,720
DiaSorin Italia SpA	142,930	14,740
Ambu AS, Class B, non-registered shares[1]	891,212	13,881
ICON PLC[1]	46,061	13,038
Aster DM Healthcare, Ltd.[1]	2,044,434	10,058
Denali Therapeutics, Inc.[1]	396,769	8,515
Guardant Health, Inc.[1]	310,194	8,391
Immunovant, Inc.[1]	195,870	8,252
Encompass Health Corp.	117,866	7,864
IDEAYA Biosciences, Inc.[1]	198,130	7,049
Medmix AG	299,727	6,795
Penumbra, Inc.[1]	24,277	6,107
CompuGroup Medical SE & Co. KGaA	138,056	5,776
BridgeBio Pharma, Inc.[1,5]	134,457	5,428
Shandong Pharmaceutical Glass Co., Ltd., Class A	1,250,600	4,512
Amvis Holdings, Inc.	198,500	4,207
Angelalign Technology, Inc.[2]	547,348	3,956
Netcare, Ltd.	5,018,088	3,908
Ocumension Therapeutics[1]	4,442,583	3,792
Structure Therapeutics, Inc. (ADR)[1]	89,028	3,629
Amplifon SpA	97,143	3,371
Hypera SA, ordinary nominative shares	451,464	3,263
Nordhealth AS, Class A1	1,279,999	3,134
Inhibrx, Inc.[1]	70,578	2,682
WuXi XDC Cayman, Inc.[1]	374,500	1,535
RayzeBio, Inc.[1]	16,806	1,045
		491,659

American Funds Insurance Series	57

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 10.06%
Cholamandalam Investment and Finance Co., Ltd.	2,859,647	$43,234
HDFC Asset Management Co., Ltd.	780,039	30,009
Eurobank Ergasias Services and Holdings SA1	14,251,070	25,296
Janus Henderson Group PLC	640,000	19,296
Stifel Financial Corp.	271,050	18,743
360 ONE WAM, Ltd.	2,054,000	17,482
IIFL Finance, Ltd.	2,116,842	15,176
Vontobel Holding AG	231,025	14,973
SiriusPoint, Ltd.[1]	1,100,000	12,760
Remgro, Ltd.	1,427,379	12,672
Five-Star Business Finance, Ltd.[1]	1,220,380	10,770
Fukuoka Financial Group, Inc.	455,700	10,737
AvidXchange Holdings, Inc.[1]	864,768	10,714
Essent Group, Ltd.	200,000	10,548
Banco del Bajio, SA	2,835,500	9,485
Hilltop Holdings, Inc.	250,000	8,803
Patria Investments, Ltd., Class A	508,200	7,882
Aditya Birla Capital, Ltd.[1]	3,879,569	7,751
Aptus Value Housing Finance India, Ltd.	1,703,169	6,536
Bridgepoint Group PLC	1,670,890	5,919
Marqeta, Inc., Class A1	834,531	5,825
Glacier Bancorp, Inc.	123,330	5,096
AU Small Finance Bank, Ltd.	496,716	4,697
EFG International AG	334,117	4,291
Capitec Bank Holdings, Ltd.	15,161	1,675
		320,370

Materials 4.99%
LANXESS AG2	624,914	19,564
Sumitomo Bakelite Co., Ltd.	364,000	19,054
Zeon Corp.	1,885,700	17,506
Materion Corp.	124,995	16,266
Livent Corp.[1]	711,787	12,798
Nissan Chemical Corp.	289,500	11,271
Resonac Holdings Co., Ltd.	478,200	9,503
Huhtamäki OYJ	225,000	9,125
PI Industries, Ltd.	188,382	7,951
Lundin Mining Corp.	850,000	6,954
Vidrala, SA, non-registered shares	64,918	6,724
Alcoa Corp.	150,000	5,100
Kaneka Corp.	161,005	4,081
Cabot Corp.	48,229	4,027
NV Bekaert SA	53,808	2,764
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,445
Umicore SA	78,737	2,164
Aurubis AG2	18,654	1,529
		158,826

Communication services 3.53%
Lions Gate Entertainment Corp., Class B1	4,812,841	49,043
Indosat Tbk PT	38,357,467	23,363
JCDecaux SE1	976,059	19,653
Rightmove PLC	1,581,453	11,557
Trustpilot Group PLC[1]	2,966,832	5,600
IHS Holding, Ltd.[1]	719,774	3,311
		112,527

Real estate 3.51%
Embassy Office Parks REIT	5,865,088	22,878
Embassy Office Parks REIT[1]	787,616	3,072
TAG Immobilien AG1	774,169	11,277
PotlatchDeltic Corp. REIT	228,928	11,240

58	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Altus Group, Ltd.[2]	340,710	$10,835
Macrotech Developers, Ltd.	737,876	9,068
ESR-Logos REIT	36,822,373	8,933
Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	7,545
Fibra Uno Administración REIT, SA de CV	3,707,727	6,675
JHSF Participações SA	5,823,950	6,598
Mindspace Business Parks REIT	1,250,000	4,856
St. Joe Co.	68,500	4,122
LXP Industrial Trust REIT	253,025	2,510
Charter Hall Group REIT	155,039	1,263
Ayala Land, Inc.	1,375,186	856
		111,728

Energy 1.77%
Diamond Offshore Drilling, Inc.[1]	1,042,513	13,553
United Tractors Tbk PT	7,404,700	10,873
Subsea 7 SA	556,624	8,114
Weatherford International[1]	82,600	8,081
Helmerich & Payne, Inc.	201,998	7,316
Aegis Logistics, Ltd.	1,041,407	4,397
Vista Energy, SAB de CV, Class A (ADR)[1]	136,507	4,028
		56,362

Utilities 1.39%
Black Hills Corp.	196,061	10,577
ENN Energy Holdings, Ltd.	1,205,597	8,863
ACEN Corp.	101,171,292	7,997
Neoenergia SA	1,442,015	6,321
SembCorp Industries, Ltd.	1,536,800	6,169
Brookfield Infrastructure Corp., Class A, subordinate voting shares	120,000	4,233
		44,160

Consumer staples 0.96%
Grocery Outlet Holding Corp.[1]	519,956	14,018
Redcare Pharmacy NV, non-registered shares[1]	50,748	7,374
Scandinavian Tobacco Group A/S	289,500	5,029
TreeHouse Foods, Inc.[1]	83,498	3,461
DocMorris AG1	9,250	818
		30,700

Total common stocks (cost: $2,368,443,000)		3,068,057

Preferred securities 0.71%
Information technology 0.71%
SmartHR, Inc., Series D, preferred shares[1,4,5]	3,006	13,964
Yotpo, Ltd., Series F, preferred shares[1,4,5]	2,158,609	3,152
Yotpo, Ltd., Series B, preferred shares[1,4,5]	287,894	420
Yotpo, Ltd., Series C, preferred shares[1,4,5]	274,070	400
Yotpo, Ltd., Series A-1, preferred shares[1,4,5]	183,819	268
Yotpo, Ltd., Series A, preferred shares[1,4,5]	89,605	131
Yotpo, Ltd., Series C-1, preferred shares[1,4,5]	75,980	111
Yotpo, Ltd., Series D, preferred shares[1,4,5]	42,368	62
Yotpo, Ltd., Series B-1, preferred shares[1,4,5]	33,838	49
Outreach Corp., Series G, preferred shares[1,4,5]	154,354	3,964

Total preferred securities (cost: $25,673,000)		22,521

American Funds Insurance Series	59

Global Small Capitalization Fund (continued)

Rights & warrants 0.12%	Shares	Value (000)
Information technology 0.12%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[1,6]	245,849	$3,878

Total rights & warrants (cost: $5,725,000)		3,878

Short-term securities 3.77%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[3,7]	1,124,642	112,453

Money market investments purchased with collateral from securities on loan 0.24%
Capital Group Central Cash Fund 5.44%[3,7,8]	49,270	4,926
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,8]	2,384,764	2,385
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,8]	370,500	371
		7,682

Total short-term securities (cost: $120,141,000)		120,135
Total investment securities 100.94% (cost: $2,519,982,000)		3,214,591
Other assets less liabilities (0.94)%		(30,035)

Net assets 100.00%		$3,184,556

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Common stocks 0.63%
Consumer discretionary 0.63%
Lands’ End, Inc.[1]	$15,939	$—	$—		$—	$4,137	$20,076	$—
Short-term securities 3.69%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[7]	95,809	616,433	599,799		34	(24)	112,453	7,198
Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 5.44%[7,8]	23,235		18,309	[9]			4,926	—	[10]
Total short-term securities							117,379
Total 4.32%					$34	$4,113	$137,455	$7,198

Restricted securities5

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
SmartHR, Inc., Series D, preferred shares[1,4]	5/28/2021	$14,344	$13,964	.44%
Yotpo, Ltd., Series F, preferred shares[1,4]	2/25/2021	4,748	3,152	.10
Yotpo, Ltd.[1,4]	3/16/2021	1,418	991	.03
Yotpo, Ltd., Series B, preferred shares[1,4]	3/16/2021	602	420	.01
Yotpo, Ltd., Series C, preferred shares[1,4]	3/16/2021	573	400	.01

60	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities5 (continued)

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Yotpo, Ltd., Series A-1, preferred shares[1,4]	3/16/2021	$384	$268	.01%
Yotpo, Ltd., Series A, preferred shares[1,4]	3/16/2021	187	131	.01
Yotpo, Ltd., Series C-1, preferred shares[1,4]	3/16/2021	159	111	.01
Yotpo, Ltd., Series D, preferred shares[1,4]	3/16/2021	88	62	.00	[11]
Yotpo, Ltd., Series B-1, preferred shares[1,4]	3/16/2021	71	49	.00	[11]
BridgeBio Pharma, Inc.[1]	9/25/2023	3,667	5,428	.17
Outreach Corp., Series G, preferred shares[1,4]	5/27/2021	4,517	3,964	.12
Total		$30,758	$28,940	.91%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $30,423,000, which represented .96% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $28,940,000, which represented .91% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,878,000, which represented .12% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	61

Growth Fund

Investment portfolio December 31, 2023

Common stocks 98.37%	Shares	Value (000)
Information technology 20.97%
Microsoft Corp.	5,763,387	$2,167,264
Broadcom, Inc.	979,691	1,093,580
Salesforce, Inc.[1]	2,150,382	565,852
NVIDIA Corp.	876,795	434,207
Shopify, Inc., Class A, subordinate voting shares[1]	5,109,407	398,023
Cloudflare, Inc., Class A1	4,102,700	341,591
ASML Holding NV	226,999	171,387
ASML Holding NV (ADR)	189,937	143,767
Apple, Inc.	1,580,276	304,251
Synopsys, Inc.[1]	459,300	236,498
Taiwan Semiconductor Manufacturing Co., Ltd.	6,137,000	118,109
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	906,400	94,266
Applied Materials, Inc.	1,213,730	196,709
Motorola Solutions, Inc.	501,000	156,858
Intuit, Inc.	250,767	156,737
Micron Technology, Inc.	1,792,860	153,003
MicroStrategy, Inc., Class A1,2	236,458	149,352
Constellation Software, Inc.	59,802	148,270
ServiceNow, Inc.[1]	206,814	146,112
DocuSign, Inc.[1]	2,070,159	123,071
Wolfspeed, Inc.[1]	2,109,815	91,798
Adobe, Inc.[1]	145,334	86,706
Intel Corp.	1,719,509	86,405
Trimble, Inc.[1]	1,497,687	79,677
SAP SE	477,361	73,430
CDW Corp.	311,859	70,892
RingCentral, Inc., Class A1	1,465,500	49,754
NetApp, Inc.	527,540	46,508
ON Semiconductor Corp.[1]	512,376	42,799
GoDaddy, Inc., Class A1	392,118	41,627
MongoDB, Inc., Class A1	99,000	40,476
Silicon Laboratories, Inc.[1]	231,815	30,662
Atlassian Corp., Class A1	125,959	29,961
BILL Holdings, Inc.[1]	349,833	28,543
ASM International NV	52,525	27,352
Palo Alto Networks, Inc.[1]	80,300	23,679
Fair Isaac Corp.[1]	17,982	20,931
Ciena Corp.[1]	462,700	20,826
Datadog, Inc., Class A1	170,525	20,698
MKS Instruments, Inc.	130,800	13,455
Dynatrace, Inc.[1]	230,250	12,592
Stripe, Inc., Class B1,3,4	168,598	4,303
		8,241,981

Communication services 18.00%
Meta Platforms, Inc., Class A1	9,152,773	3,239,715
Netflix, Inc.[1]	3,272,855	1,593,488
Alphabet, Inc., Class C1	6,375,179	898,454
Alphabet, Inc., Class A1	3,138,703	438,445
Snap, Inc., Class A, nonvoting shares[1]	14,000,000	237,020
Charter Communications, Inc., Class A1	463,276	180,066
Pinterest, Inc., Class A1	4,252,664	157,519
Take-Two Interactive Software, Inc.[1]	665,763	107,155
Frontier Communications Parent, Inc.[1]	3,168,010	80,277
Comcast Corp., Class A	1,343,725	58,922
T-Mobile US, Inc.	265,000	42,487
Electronic Arts, Inc.	188,500	25,789
Iridium Communications, Inc.	358,642	14,762
		7,074,099

62	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 15.04%
Tesla, Inc.[1]	7,564,300	$1,879,577
Amazon.com, Inc.[1]	3,914,943	594,837
Home Depot, Inc.	1,028,000	356,253
DoorDash, Inc., Class A1	3,000,000	296,670
Royal Caribbean Cruises, Ltd.[1]	2,197,978	284,616
Chipotle Mexican Grill, Inc.[1]	114,640	262,177
Airbnb, Inc., Class A1	1,698,900	231,288
D.R. Horton, Inc.	1,423,144	216,289
Tractor Supply Co.	942,546	202,676
Hermès International	61,000	129,459
Evolution AB	1,047,654	125,390
Norwegian Cruise Line Holdings, Ltd.[1]	5,591,100	112,046
Amadeus IT Group SA, Class A, non-registered shares	1,300,613	93,280
Booking Holdings, Inc.[1]	25,688	91,121
Floor & Decor Holdings, Inc., Class A1	792,300	88,389
O’Reilly Automotive, Inc.[1]	79,800	75,816
NIKE, Inc., Class B	685,684	74,445
LVMH Moët Hennessy-Louis Vuitton SE	86,048	69,796
Aramark	2,477,864	69,628
Polaris, Inc.	651,000	61,695
YUM! Brands, Inc.	443,175	57,905
Five Below, Inc.[1]	252,000	53,716
Toll Brothers, Inc.	518,183	53,264
Etsy, Inc.[1]	527,810	42,779
Churchill Downs, Inc.	303,658	40,973
Burlington Stores, Inc.[1]	197,450	38,400
Helen of Troy, Ltd.[1]	269,597	32,570
Wayfair, Inc., Class A1	514,000	31,714
adidas AG	153,618	31,237
VF Corp.	1,614,746	30,357
Salvatore Ferragamo SpA	2,174,477	29,375
TopBuild Corp.[1]	69,453	25,994
Caesars Entertainment, Inc.[1]	532,514	24,964
YETI Holdings, Inc.[1]	372,600	19,293
Skyline Champion Corp.[1]	259,241	19,251
Hilton Worldwide Holdings, Inc.	100,828	18,360
Flutter Entertainment PLC (CDI)[1]	65,253	11,558
Flutter Entertainment PLC[1]	26,024	4,583
Darden Restaurants, Inc.	94,435	15,516
Service Corp. International	200,000	13,690
		5,910,947

Health care 14.12%
Regeneron Pharmaceuticals, Inc.[1]	1,018,940	894,925
Intuitive Surgical, Inc.[1]	2,058,000	694,287
UnitedHealth Group, Inc.	1,047,719	551,593
Vertex Pharmaceuticals, Inc.[1]	1,097,332	446,493
Alnylam Pharmaceuticals, Inc.[1]	2,121,508	406,078
Eli Lilly and Co.	588,645	343,133
Thermo Fisher Scientific, Inc.	515,045	273,381
Centene Corp.[1]	3,164,690	234,852
Karuna Therapeutics, Inc.[1]	565,350	178,939
Novo Nordisk AS, Class B	1,417,430	146,612
Moderna, Inc.[1]	1,312,374	130,516
DexCom, Inc.[1]	850,000	105,476
HCA Healthcare, Inc.	381,335	103,220
Boston Scientific Corp.[1]	1,713,515	99,058
Molina Healthcare, Inc.[1]	205,507	74,252
AstraZeneca PLC	550,784	74,181
Mettler-Toledo International, Inc.[1]	60,132	72,938
Ascendis Pharma AS (ADR)[1]	467,866	58,928
Sarepta Therapeutics, Inc.[1]	562,645	54,256

American Funds Insurance Series	63

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Zoetis, Inc., Class A	269,320	$53,156
Danaher Corp.	216,235	50,024
Catalent, Inc.[1]	1,110,573	49,898
Abbott Laboratories	398,968	43,914
Guardant Health, Inc.[1]	1,618,159	43,771
Bristol-Myers Squibb Co.	796,057	40,846
Align Technology, Inc.[1]	143,900	39,429
Edwards Lifesciences Corp.[1]	471,502	35,952
Veeva Systems, Inc., Class A1	186,440	35,893
R1 RCM, Inc.[1]	3,162,865	33,431
Verily Life Sciences, LLC[1,3,4]	300,178	31,351
Pfizer, Inc.	890,000	25,623
Exact Sciences Corp.[1]	328,930	24,334
Humana, Inc.	52,000	23,806
NovoCure, Ltd.[1]	1,183,355	17,667
agilon health, Inc.[1]	1,405,448	17,638
CRISPR Therapeutics AG1,2	262,678	16,444
McKesson Corp.	27,500	12,732
Galapagos NV1	173,355	7,058
Biohaven, Ltd.[1]	65,550	2,805
		5,548,890

Industrials 11.29%
TransDigm Group, Inc.	766,218	775,106
Uber Technologies, Inc.[1]	10,676,000	657,321
Jacobs Solutions, Inc.	2,169,000	281,536
Carrier Global Corp.	4,382,953	251,801
Caterpillar, Inc.	715,348	211,507
Ryanair Holdings PLC (ADR)	1,500,325	200,083
Ryanair Holdings PLC	96,554	2,032
General Electric Co.	1,414,588	180,544
United Rentals, Inc.	296,000	169,732
Airbus SE, non-registered shares	955,893	147,550
Robert Half, Inc.	1,403,500	123,396
MTU Aero Engines AG	541,769	116,769
Equifax, Inc.	468,622	115,886
Quanta Services, Inc.	476,400	102,807
Old Dominion Freight Line, Inc.	245,000	99,306
United Airlines Holdings, Inc.[1]	1,776,476	73,297
Southwest Airlines Co.	2,515,000	72,633
Republic Services, Inc.	437,004	72,066
Ceridian HCM Holding, Inc.[1]	1,005,539	67,492
Genpact, Ltd.	1,768,626	61,389
Axon Enterprise, Inc.[1]	233,551	60,333
Northrop Grumman Corp.	94,803	44,381
ITT, Inc.	343,000	40,927
Rockwell Automation	118,900	36,916
TransUnion	525,478	36,106
Ingersoll-Rand, Inc.	438,106	33,883
AMETEK, Inc.	204,860	33,779
HEICO Corp.	179,400	32,089
Boeing Co.[1]	116,800	30,445
Canadian Pacific Kansas City, Ltd.	376,000	29,727
Armstrong World Industries, Inc.	297,461	29,246
Saia, Inc.[1]	66,090	28,962
Waste Connections, Inc.	193,510	28,885
Fortive Corp.	381,000	28,053
Dun & Bradstreet Holdings, Inc.	2,339,500	27,372
Safran SA	137,245	24,211
FedEx Corp.	88,000	22,261
XPO, Inc.[1]	243,764	21,351
Vestis Corp.	999,932	21,139

64	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Paylocity Holding Corp.[1]	123,239	$20,316
Veralto Corp.	185,603	15,268
Core & Main, Inc., Class A1	168,600	6,813
Einride AB1,3,4	78,648	2,674
		4,437,390

Financials 7.58%
Visa, Inc., Class A	2,789,473	726,239
Bank of America Corp.	7,760,600	261,299
Mastercard, Inc., Class A	610,368	260,328
Fiserv, Inc.[1]	1,833,900	243,615
KKR & Co., Inc.	2,616,216	216,753
Blackstone, Inc.	1,007,500	131,902
Apollo Asset Management, Inc.	1,286,147	119,856
Block, Inc., Class A1	1,395,307	107,927
Affirm Holdings, Inc., Class A1	1,999,051	98,233
MSCI, Inc.	156,590	88,575
Capital One Financial Corp.	648,500	85,031
Toast, Inc., Class A1	4,300,521	78,528
Marsh & McLennan Companies, Inc.	403,461	76,444
Brookfield Corp., Class A	1,763,605	70,756
UBS Group AG	1,535,000	47,675
Aon PLC, Class A	155,700	45,312
Progressive Corp.	271,528	43,249
Blue Owl Capital, Inc., Class A	2,891,712	43,087
Ryan Specialty Holdings, Inc., Class A1	870,000	37,427
Ares Management Corp., Class A	310,500	36,925
Arch Capital Group, Ltd.[1]	492,472	36,576
Wells Fargo & Co.	593,000	29,187
S&P Global, Inc.	64,900	28,590
Nasdaq, Inc.	411,500	23,925
Intercontinental Exchange, Inc.	127,000	16,311
Trupanion, Inc.[1]	519,075	15,837
Brookfield Asset Management, Ltd., Class A	250,000	10,043
		2,979,630

Energy 4.17%
Halliburton Co.	11,600,000	419,340
Canadian Natural Resources, Ltd. (CAD denominated)	5,941,700	389,268
Schlumberger NV	5,206,000	270,920
EOG Resources, Inc.	1,707,393	206,509
EQT Corp.	2,798,000	108,171
Tourmaline Oil Corp.	2,061,700	92,719
Cenovus Energy, Inc. (CAD denominated)	4,589,800	76,482
New Fortress Energy, Inc., Class A2	829,000	31,278
ConocoPhillips	168,186	19,521
MEG Energy Corp.[1]	830,000	14,827
Equitrans Midstream Corp.	936,942	9,538
		1,638,573

Consumer staples 3.76%
Dollar Tree Stores, Inc.[1]	2,084,201	296,061
Performance Food Group Co.[1]	3,559,500	246,139
Target Corp.	1,400,000	199,388
Dollar General Corp.	1,453,612	197,619
Costco Wholesale Corp.	287,855	190,007
Kroger Co.	2,137,000	97,682
Constellation Brands, Inc., Class A	264,013	63,825
Philip Morris International, Inc.	614,113	57,776
Monster Beverage Corp.[1]	835,498	48,133
Molson Coors Beverage Co., Class B, restricted voting shares	556,523	34,065

American Funds Insurance Series	65

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	903,000	$30,088
British American Tobacco PLC	429,990	12,548
JUUL Labs, Inc., Class A1,3,4	2,711,477	2,901
		1,476,232

Materials 2.35%
Wheaton Precious Metals Corp.	2,915,000	143,826
Linde PLC	328,570	134,947
Grupo México, SAB de CV, Series B	20,340,000	112,810
Silgan Holdings, Inc.	2,388,500	108,079
ATI, Inc.[1]	2,070,860	94,162
CF Industries Holdings, Inc.	1,006,500	80,017
Royal Gold, Inc.	599,000	72,455
Franco-Nevada Corp.	340,400	37,704
Glencore PLC	5,275,000	31,646
Olin Corp.	550,660	29,708
Mosaic Co.	830,420	29,671
Albemarle Corp.	160,186	23,144
Sherwin-Williams Co.	73,100	22,800
		920,969

Utilities 0.68%
PG&E Corp.	9,227,065	166,364
Constellation Energy Corp.	860,427	100,575
		266,939

Real estate 0.41%
Zillow Group, Inc., Class C, nonvoting shares[1]	2,492,002	144,187
CoStar Group, Inc.[1]	184,386	16,114
		160,301

Total common stocks (cost: $19,611,054,000)		38,655,951

Preferred securities 0.29%
Information technology 0.27%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3,4]	2,763,342	70,520
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,344
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	30,268
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	3,129
		105,261

Industrials 0.02%
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,4,5]	153,713	5,027
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,4,5]	42,272	1,382
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		9,049

Total preferred securities (cost: $102,962,000)		114,310

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	53,352	—	[6]

Industrials 0.00%
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3,4]	31,704	—	[6]

Total rights & warrants (cost: $0)		—	[6]

66	American Funds Insurance Series

Growth Fund (continued)

Bonds, notes & other debt instruments 0.01%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 0.01%
Consumer discretionary 0.01%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]	USD	5,576	$5,508

Total bonds, notes & other debt instruments (cost: $4,346,000)			5,508

Short-term securities 1.55%		Shares
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8,9]		5,883,315	588,273

Money market investments purchased with collateral from securities on loan 0.05%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[8,10]		9,820,459	9,821
Capital Group Central Cash Fund 5.44%[8,9,10]		50,329	5,032
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[8,10]		4,850,125	4,850
			19,703

Total short-term securities (cost: $607,964,000)			607,976
Total investment securities 100.22% (cost: $20,326,326,000)			39,383,745
Other assets less liabilities (0.22)%			(84,935)

Net assets 100.00%			$39,298,810

Investments in affiliates9

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 1.51%
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8]	$1,142,555	$4,221,017	$4,775,408		$315	$(206)	$588,273	$52,082
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[8,10]	24,410		19,378	[11]			5,032	—	[12]
Total 1.51%					$315	$(206)	$593,305	$52,082

American Funds Insurance Series	67

Growth Fund (continued)

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3]	3/15/2023	$55,638	$70,520		.18%
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,303		.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,344		.00	[13]
Verily Life Sciences, LLC[1,3]	12/21/2018	37,000	31,351		.08
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	30,268		.08
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,5]	10/22/2021	10,452	5,027		.01
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,5]	12/14/2023	1,382	1,382		.01
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3]	12/14/2023	—	—	[6]	.00	[13]
Einride AB1,3	2/1/2023	2,674	2,674		.01
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640		.00	[13]
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	3,129		.01
JUUL Labs, Inc., Class A1,3	11/13/2023	43,768	2,901		.01
Total		$193,170	$155,539		.40%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $21,365,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $155,539,000, which represented .40% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,508,000, which represented .01% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2023.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[13]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

USD = U.S. dollars

Refer to the notes to financial statements.

68	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2023

Common stocks 97.08%	Shares	Value (000)
Industrials 17.46%
Airbus SE, non-registered shares	1,387,973	$214,245
Recruit Holdings Co., Ltd.	4,154,609	177,374
Safran SA	714,612	126,061
Siemens AG	500,792	93,934
Melrose Industries PLC	12,204,660	88,179
Techtronic Industries Co., Ltd.	6,920,500	82,774
Ashtead Group PLC	971,740	67,332
MTU Aero Engines AG	229,720	49,512
NIBE Industrier AB, Class B	5,279,328	37,313
DSV A/S	201,977	35,530
International Container Terminal Services, Inc.	7,953,240	35,225
Kingspan Group PLC	385,126	33,284
Legrand SA	305,587	31,830
AB Volvo, Class B	1,078,902	28,047
Diploma PLC	599,545	27,312
Rumo SA	4,163,005	19,634
Shenzhen Inovance Technology Co., Ltd., Class A	1,843,417	16,396
Grab Holdings, Ltd., Class A1	4,287,405	14,449
Larsen & Toubro, Ltd.	324,571	13,739
Thales SA	92,053	13,614
DHL Group	253,300	12,547
Airports of Thailand PCL, foreign registered shares	5,078,900	8,808
ZTO Express (Cayman), Inc., Class A (ADR)	366,358	7,796
Bureau Veritas SA	292,900	7,403
Astra International Tbk PT	18,869,900	6,915
TELUS International (Cda), Inc., subordinate voting shares[1,2]	526,752	4,519
		1,253,772

Information technology 14.41%
Shopify, Inc., Class A, subordinate voting shares[1]	3,462,045	269,693
SK hynix, Inc.	1,056,148	115,316
Taiwan Semiconductor Manufacturing Co., Ltd.	5,561,000	107,024
ASML Holding NV	107,488	81,155
NICE, Ltd. (ADR)[1]	329,681	65,775
Samsung Electronics Co., Ltd.	970,662	59,036
SAP SE	332,301	51,116
Constellation Software, Inc.	19,406	48,114
Renesas Electronics Corp.[1]	2,574,000	46,196
Disco Corp.	184,300	45,352
NXP Semiconductors NV	173,200	39,781
Fujitsu, Ltd.	154,200	23,279
OBIC Co., Ltd.	114,500	19,662
Lasertec Corp.	69,200	18,085
Infosys, Ltd.	749,660	13,878
Dassault Systemes SE	277,000	13,560
Tata Consultancy Services, Ltd.	263,814	12,012
Canva, Inc.[1,3,4]	4,819	5,140
		1,034,174

Health care 12.02%
Novo Nordisk AS, Class B	2,895,071	299,451
Daiichi Sankyo Co., Ltd.	9,339,308	258,553
Grifols, SA, Class A, non-registered shares[1]	2,789,283	47,806
Grifols, SA, Class B (ADR)[1]	793,690	9,175
AstraZeneca PLC	296,157	39,887
Sanofi	401,199	39,776
Eurofins Scientific SE, non-registered shares	525,037	34,352
HOYA Corp.	228,400	28,406
WuXi AppTec Co., Ltd., Class H	2,289,733	23,412
WuXi AppTec Co., Ltd., Class A	288,960	2,978
Bayer AG	630,036	23,389
Takeda Pharmaceutical Co., Ltd.	690,800	19,831

American Funds Insurance Series	69

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Insulet Corp.[1]	46,653	$10,123
bioMérieux SA	85,777	9,556
Ambu AS, Class B, non-registered shares[1]	480,488	7,484
WuXi Biologics (Cayman), Inc.[1]	1,732,166	6,543
Siemens Healthineers AG	37,213	2,163
		862,885

Materials 11.77%
Fortescue, Ltd.	12,796,750	253,123
Glencore PLC	26,212,865	157,257
Shin-Etsu Chemical Co., Ltd.	2,849,700	119,078
First Quantum Minerals, Ltd.	11,403,572	93,377
Ivanhoe Mines, Ltd., Class A1	4,152,270	40,268
Ivanhoe Mines, Ltd., Class A1,4	3,675,281	35,642
Vale SA (ADR), ordinary nominative shares	1,756,600	27,860
Vale SA, ordinary nominative shares	161,800	2,565
Arkema SA	249,484	28,380
DSM-Firmenich AG	247,636	25,213
Wacker Chemie AG	147,773	18,649
Air Liquide SA	83,122	16,170
Linde PLC	35,287	14,493
BASF SE	208,760	11,241
Antofagasta PLC	72,963	1,561
		844,877

Consumer discretionary 11.34%
MercadoLibre, Inc.[1]	109,049	171,375
adidas AG	413,125	84,004
Evolution AB	699,962	83,776
LVMH Moët Hennessy-Louis Vuitton SE	84,813	68,794
Flutter Entertainment PLC[1]	357,914	63,033
Flutter Entertainment PLC (CDI)[1]	17,996	3,187
Ferrari NV (EUR denominated)	188,192	63,428
Maruti Suzuki India, Ltd.	488,078	60,381
Sony Group Corp.	587,500	55,668
Entain PLC	4,112,405	51,945
Compagnie Financière Richemont SA, Class A	278,839	38,461
Dowlais Group PLC	12,204,660	16,572
NEXT PLC	136,649	14,106
InterContinental Hotels Group PLC	134,272	12,127
Zalando SE, non-registered shares[1]	467,567	11,072
Fast Retailing Co., Ltd.	33,500	8,306
Hermès International	2,060	4,372
Coupang, Inc., Class A1	205,714	3,331
		813,938

Financials 11.32%
Kotak Mahindra Bank, Ltd.	7,259,052	166,328
AIA Group, Ltd.	14,331,276	124,473
NU Holdings, Ltd. / Cayman Islands, Class A1	11,870,233	98,879
Aegon, Ltd.	11,756,834	68,152
Banco Bilbao Vizcaya Argentaria, SA	6,624,400	60,357
ING Groep NV	3,979,140	59,569
HDFC Bank, Ltd.	1,814,987	37,234
HDFC Bank, Ltd. (ADR)	207,750	13,942
Bajaj Finserv, Ltd.	1,598,500	32,353
Axis Bank, Ltd.	2,029,545	26,845
Jio Financial Services, Ltd.[1]	8,958,436	25,045
FinecoBank SpA	1,271,778	19,108
B3 SA - Brasil, Bolsa, Balcao	5,967,300	17,746
Bank Central Asia Tbk PT	23,381,700	14,261
Bajaj Finance, Ltd.	151,942	13,363

70	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Bank Mandiri (Persero) Tbk PT	27,858,000	$10,928
China Merchants Bank Co., Ltd., Class A	2,726,800	10,732
ICICI Bank, Ltd.	485,000	5,800
China Pacific Insurance (Group) Co., Ltd., Class H	2,236,800	4,506
Futu Holdings, Ltd. (ADR)[1]	52,123	2,847
		812,468

Energy 7.73%
Reliance Industries, Ltd.	7,221,202	224,099
Canadian Natural Resources, Ltd. (CAD denominated)	2,200,639	144,174
Cenovus Energy, Inc. (CAD denominated)	4,285,642	71,414
TotalEnergies SE	703,124	47,762
Neste OYJ	1,237,003	43,950
Shell PLC (GBP denominated)	448,462	14,570
Woodside Energy Group, Ltd.	429,900	9,107
		555,076

Communication services 4.75%
Bharti Airtel, Ltd.	11,630,448	144,080
Bharti Airtel, Ltd., interim shares	644,900	4,937
Tencent Holdings, Ltd.	1,309,606	49,478
Universal Music Group NV	1,717,633	49,049
Informa PLC	3,630,108	36,039
NetEase, Inc.	1,403,900	26,055
Ubisoft Entertainment SA1	800,864	20,497
Singapore Telecommunications, Ltd.	5,800,500	10,840
		340,975

Consumer staples 4.49%
Danone SA	878,392	56,974
Ajinomoto Co., Inc.	1,278,300	49,401
Kweichow Moutai Co., Ltd., Class A	197,623	48,004
Seven & i Holdings Co., Ltd.	1,139,200	45,118
Treasury Wine Estates, Ltd.	3,953,315	28,956
Nissin Foods Holdings Co., Ltd.	811,200	28,286
Kobe Bussan Co., Ltd.	885,600	26,135
JBS SA	4,012,623	20,511
Diageo PLC	375,982	13,654
Pernod Ricard SA	29,063	5,139
		322,178

Utilities 1.24%
ENN Energy Holdings, Ltd.	6,953,828	51,119
E.ON SE	1,101,028	14,770
Engie SA	831,097	14,614
SembCorp Industries, Ltd.	2,195,700	8,815
		89,318

Real estate 0.55%
ESR Group, Ltd.	14,852,600	20,501
Ayala Land, Inc.	18,147,800	11,290
China Resources Mixc Lifestyle Services, Ltd.	2,250,400	7,986
		39,777

Total common stocks (cost: $5,192,228,000)		6,969,438

Preferred securities 0.63%
Health care 0.37%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	26,429

American Funds Insurance Series	71

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	103,247	$9,105

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	1,308,816	9,101

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	450
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	19
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		470

Total preferred securities (cost: $57,976,000)		45,105

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	7,730	—	[5]

Total rights & warrants (cost: $0)		—	[5]

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6,7]	2,020,467	202,026

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,7,8]	467	47
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[6,8]	29,171	29
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[6,8]	1,069	1
		77

Total short-term securities (cost: $202,102,000)		202,103
Total investment securities 100.52% (cost: $5,452,306,000)		7,216,646
Other assets less liabilities (0.52)%		(37,634)

Net assets 100.00%		$7,179,012

Investments in affiliates7

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6]	$306,023	$1,078,215	$1,182,222	$57	$(47)	$202,026	$14,923

72	American Funds Insurance Series

International Fund (continued)

Investments in affiliates7 (continued)

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2023 (000)	Dividend or interest income (000)
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,8]	$422	$	$375	[9]	$		$		$47	$—	[10]
Total 2.81%						$57		$(47)	$202,073	$14,923

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ivanhoe Mines, Ltd., Class A1	12/18/2023	$32,962	$35,642	.49%
Canva, Inc.[1,3]	8/26/2021-11/4/2021	8,215	5,140	.07
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	450	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	19	.00	[11]
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00	[11]
Total		$41,929	$41,252	.57%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $82,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $41,252,000, which represented .57% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 12/31/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	73

New World Fund

Investment portfolio December 31, 2023

Common stocks 91.84%	Shares	Value (000)
Financials 15.31%
Kotak Mahindra Bank, Ltd.	2,131,574	$48,841
HDFC Bank, Ltd.	1,826,456	37,469
AIA Group, Ltd.	4,278,400	37,160
Capitec Bank Holdings, Ltd.	248,887	27,496
NU Holdings, Ltd. / Cayman Islands, Class A1	2,950,365	24,577
Bank Central Asia Tbk PT	39,663,323	24,192
B3 SA - Brasil, Bolsa, Balcao	7,116,559	21,164
AU Small Finance Bank, Ltd.	1,808,005	17,096
Banco Bilbao Vizcaya Argentaria, SA	1,750,272	15,947
Mastercard, Inc., Class A	35,390	15,094
Bank Mandiri (Persero) Tbk PT	36,715,900	14,403
Axis Bank, Ltd.	1,069,420	14,145
Ping An Insurance (Group) Company of China, Ltd., Class H	2,934,844	13,276
XP, Inc., Class A	502,485	13,100
ICICI Bank, Ltd. (ADR)	272,925	6,506
ICICI Bank, Ltd.	451,697	5,402
Visa, Inc., Class A	44,907	11,692
Cholamandalam Investment and Finance Co., Ltd.	766,667	11,591
Bajaj Finance, Ltd.	122,827	10,802
Eurobank Ergasias Services and Holdings SA1	5,058,832	8,980
Bank Rakyat Indonesia (Persero) Tbk PT	22,651,300	8,398
Discovery, Ltd.	1,004,040	7,888
Grupo Financiero Banorte, SAB de CV, Series O	751,619	7,558
Bank of Baroda	2,694,572	7,470
Erste Group Bank AG	183,121	7,430
PagSeguro Digital, Ltd., Class A1	591,987	7,382
Shriram Finance, Ltd.	293,006	7,216
Bank of the Philippine Islands	3,413,998	6,395
Industrial and Commercial Bank of China, Ltd., Class H	12,238,000	5,974
Edenred SA	94,580	5,679
National Bank of Greece SA1	816,245	5,664
Canara Bank	1,038,030	5,450
PB Fintech, Ltd.[1]	479,990	4,578
Alpha Services and Holdings SA1	2,385,745	4,047
Jio Financial Services, Ltd.[1]	1,424,671	3,983
Max Financial Services, Ltd.[1]	276,426	3,167
Brookfield Corp., Class A	77,870	3,124
Moody’s Corp.	7,566	2,955
DBS Group Holdings, Ltd.	116,173	2,935
Bajaj Finserv, Ltd.	135,800	2,749
Aon PLC, Class A	8,914	2,594
BDO Unibank, Inc.	1,094,810	2,577
East Money Information Co., Ltd., Class A	1,289,327	2,547
S&P Global, Inc.	5,641	2,485
China Pacific Insurance (Group) Co., Ltd., Class H	1,225,200	2,468
BNP Paribas SA	30,335	2,102
Hong Kong Exchanges and Clearing, Ltd.	58,600	2,005
Euronet Worldwide, Inc.[1]	19,353	1,964
Bank of Ningbo Co., Ltd., Class A	472,800	1,338
China Merchants Bank Co., Ltd., Class H	378,500	1,318
Prudential PLC	108,552	1,222
China Construction Bank Corp., Class H	1,934,000	1,157
Société Générale	38,740	1,033
TISCO Financial Group PCL, foreign registered shares	314,900	912
Akbank TAS	694,966	862
Nedbank Group, Ltd.	61,587	727
Postal Savings Bank of China Co., Ltd., Class H	1,166,752	556
Banco BTG Pactual SA, units	53,912	415
Moscow Exchange MICEX-RTS PJSC[2]	438,203	—	[3]
Sberbank of Russia PJSC[2]	2,662,164	—	[3]
		517,257

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology 14.98%
Microsoft Corp.	282,716	$106,313
Taiwan Semiconductor Manufacturing Co., Ltd.	4,183,269	80,509
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,609	1,103
Broadcom, Inc.	37,347	41,689
ASML Holding NV	40,993	30,950
NVIDIA Corp.	55,782	27,624
Samsung Electronics Co., Ltd.	331,373	20,154
SK hynix, Inc.	133,741	14,603
Synopsys, Inc.[1]	26,054	13,415
Tata Consultancy Services, Ltd.	262,250	11,941
Apple, Inc.	60,046	11,561
SAP SE	73,904	11,368
ASM International NV	21,139	11,008
Keyence Corp.	25,100	11,002
Wolfspeed, Inc.[1]	229,036	9,965
Infosys, Ltd. (ADR)	319,373	5,870
Infosys, Ltd.	201,410	3,729
Micron Technology, Inc.	96,870	8,267
Capgemini SE	38,184	7,988
Cognizant Technology Solutions Corp., Class A	103,802	7,840
Disco Corp.	31,200	7,678
Tokyo Electron, Ltd.	38,700	6,879
Accenture PLC, Class A	19,032	6,679
EPAM Systems, Inc.[1]	17,779	5,286
MediaTek, Inc.	109,000	3,590
Intel Corp.	71,015	3,568
TE Connectivity, Ltd.	24,460	3,437
ON Semiconductor Corp.[1]	39,439	3,294
TDK Corp.	68,200	3,233
Nokia Corp.	927,500	3,187
Applied Materials, Inc.	17,561	2,846
Xiamen Faratronic Co., Ltd., Class A	215,500	2,810
Coforge, Ltd.	31,526	2,374
Trimble, Inc.[1]	39,663	2,110
E Ink Holdings, Inc.	316,000	2,021
KLA Corp.	3,307	1,922
Globant SA1	7,546	1,796
NICE, Ltd. (ADR)[1]	8,744	1,744
Atlassian Corp., Class A1	7,099	1,689
Hamamatsu Photonics KK	32,400	1,328
Kingdee International Software Group Co., Ltd.[1]	874,000	1,269
Canva, Inc.[1,2,4]	385	411
		506,050

Industrials 12.75%
Airbus SE, non-registered shares	334,120	51,574
Safran SA	150,094	26,477
Larsen & Toubro, Ltd.	593,280	25,113
Shenzhen Inovance Technology Co., Ltd., Class A	2,162,474	19,234
IMCD NV	110,227	19,233
Copa Holdings, SA, Class A	174,459	18,547
General Electric Co.	143,239	18,282
International Container Terminal Services, Inc.	3,678,980	16,294
DSV A/S	86,263	15,175
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,598,523	14,902
Rumo SA	2,819,101	13,296
Carrier Global Corp.	207,141	11,900
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	572,605	9,996
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	9,870	1,729
Caterpillar, Inc.	36,071	10,665
Grab Holdings, Ltd., Class A1	2,987,396	10,068
Techtronic Industries Co., Ltd.	832,500	9,957

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Daikin Industries, Ltd.	60,900	$9,893
InPost SA1	694,225	9,597
TransDigm Group, Inc.	8,345	8,442
Astra International Tbk PT	20,769,500	7,611
BAE Systems PLC	514,868	7,284
Boeing Co.[1]	25,707	6,701
CCR SA, ordinary nominative shares	2,253,183	6,558
Siemens AG	34,068	6,390
Contemporary Amperex Technology Co., Ltd., Class A	271,925	6,247
Bharat Electronics, Ltd.	2,500,084	5,533
Thales SA	37,275	5,513
ZTO Express (Cayman), Inc., Class A (ADR)	250,247	5,325
SMC Corp.	9,900	5,294
Jiangsu Hengli Hydraulic Co., Ltd., Class A	640,864	4,936
Mitsui & Co., Ltd.	125,000	4,657
Wizz Air Holdings PLC[1]	156,622	4,395
Interpump Group SpA	70,888	3,672
RTX Corp.	37,311	3,139
Schneider Electric SE	15,460	3,113
ABB, Ltd.	66,329	2,948
Legrand SA	27,553	2,870
Epiroc AB, Class B	143,946	2,519
TELUS International (Cda), Inc., subordinate voting shares[1]	284,781	2,443
Bureau Veritas SA	92,816	2,346
Centre Testing International Group Co., Ltd.	1,034,596	2,066
MISUMI Group, Inc.	109,800	1,852
Ingersoll-Rand, Inc.	21,259	1,644
GT Capital Holdings, Inc.	116,310	1,239
Hitachi, Ltd.	15,400	1,113
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	291,900	1,052
Ayala Corp.	70,270	864
Veralto Corp.	7,889	649
Haitian International Holdings, Ltd.	197,146	487
		430,834

Health care 11.84%
Novo Nordisk AS, Class B	877,364	90,750
Eli Lilly and Co.	83,856	48,881
Max Healthcare Institute, Ltd.	4,055,160	33,406
Thermo Fisher Scientific, Inc.	54,516	28,937
AstraZeneca PLC	202,378	27,257
Abbott Laboratories	154,428	16,998
BeiGene, Ltd. (ADR)[1]	70,132	12,649
BeiGene, Ltd.[1]	42,200	588
EssilorLuxottica SA	64,268	12,918
Innovent Biologics, Inc.[1]	2,082,873	11,373
Laurus Labs, Ltd.	2,185,717	11,286
Rede D’Or Sao Luiz SA	1,732,143	10,205
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,560,188	9,937
Revvity, Inc.	84,820	9,272
Danaher Corp.	39,567	9,153
Hypera SA, ordinary nominative shares	1,046,769	7,565
WuXi AppTec Co., Ltd., Class H	410,200	4,194
WuXi AppTec Co., Ltd., Class A	191,719	1,976
Zoetis, Inc., Class A	27,822	5,491
WuXi Biologics (Cayman), Inc.[1]	1,217,600	4,600
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	109,100	4,477
Straumann Holding AG	26,306	4,256
Siemens Healthineers AG	66,725	3,877
Zai Lab, Ltd. (ADR)[1,5]	140,032	3,827
Legend Biotech Corp. (ADR)[1]	58,459	3,518
GE HealthCare Technologies, Inc.	39,967	3,090

76	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Pfizer, Inc.	100,008	$2,879
Align Technology, Inc.[1]	9,179	2,515
Shionogi & Co., Ltd.	44,400	2,138
Mettler-Toledo International, Inc.[1]	1,685	2,044
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	187,358	1,956
Alcon, Inc.	22,320	1,748
Asahi Intecc Co., Ltd.	82,100	1,664
OdontoPrev SA	662,891	1,585
Medtronic PLC	16,936	1,395
Angelalign Technology, Inc.	99,606	720
Bayer AG	13,918	517
CanSino Biologics, Inc., Class H1,5	61,521	185
Shandong Pharmaceutical Glass Co., Ltd., Class A	47,100	170
		399,997

Consumer discretionary 10.47%
MercadoLibre, Inc.[1]	31,226	49,073
LVMH Moët Hennessy-Louis Vuitton SE	58,326	47,310
Midea Group Co., Ltd., Class A	3,754,668	28,911
Eicher Motors, Ltd.	368,146	18,294
Trip.com Group, Ltd. (ADR)[1]	459,378	16,542
Hermès International	7,705	16,352
Alibaba Group Holding, Ltd. (ADR)	105,344	8,165
Alibaba Group Holding, Ltd.	695,972	6,726
Galaxy Entertainment Group, Ltd.	2,627,000	14,683
Evolution AB	96,324	11,529
Jumbo SA	388,686	10,782
Titan Co., Ltd.	204,564	9,029
adidas AG	40,030	8,140
YUM! Brands, Inc.	60,921	7,960
Shenzhou International Group Holdings, Ltd.	696,700	7,149
Marriott International, Inc., Class A	31,603	7,127
NIKE, Inc., Class B	47,713	5,180
Tesla, Inc.[1]	20,117	4,999
Kering SA	11,078	4,916
Ferrari NV (EUR denominated)	13,500	4,550
Cie. Financière Richemont SA, Class A	31,696	4,372
Amadeus IT Group SA, Class A, non-registered shares	60,231	4,320
Airbnb, Inc., Class A1	31,507	4,289
Naspers, Ltd., Class N	22,539	3,858
Zhongsheng Group Holdings, Ltd.	1,581,500	3,814
InterContinental Hotels Group PLC	35,617	3,217
H World Group, Ltd. (ADR)	95,887	3,206
Industria de Diseño Textil, SA	73,014	3,185
Jubilant FoodWorks, Ltd.	451,187	3,060
Li Ning Co., Ltd.	1,134,155	3,060
Maruti Suzuki India, Ltd.	23,114	2,859
China Tourism Group Duty Free Corp., Ltd., Class H	272,570	2,671
Stellantis NV	104,093	2,438
Melco Resorts & Entertainment, Ltd. (ADR)[1]	234,864	2,083
Sands China, Ltd.[1]	696,400	2,032
Aptiv PLC[1]	22,350	2,005
General Motors Co.	47,313	1,699
Booking Holdings, Inc.[1]	417	1,479
Shangri-La Asia, Ltd.[1]	2,130,000	1,459
BYD Co., Ltd., Class H	52,500	1,443
IDP Education, Ltd.	98,395	1,339
Tube Investments of India, Ltd.	31,096	1,322
Magazine Luiza SA1	2,749,107	1,247
Inchcape PLC	132,241	1,202
Renault SA	28,126	1,151
Flutter Entertainment PLC[1]	6,201	1,092

American Funds Insurance Series	77

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	$603
Cyrela Brazil Realty SA, ordinary nominative shares	91,635	450
TVS Motor Co., Ltd.	17,427	424
Foschini Group, Ltd. (The)	68,408	415
Woolworths Holdings, Ltd.	90,404	357
Americanas SA, ordinary nominative shares[1]	801,908	150
Meituan, Class B1	5,521	58
		353,776

Materials 6.92%
Vale SA (ADR), ordinary nominative shares	1,366,617	21,675
Vale SA, ordinary nominative shares	1,151,624	18,261
Freeport-McMoRan, Inc.	563,042	23,969
Asian Paints, Ltd.	454,360	18,564
Linde PLC	43,853	18,011
Sika AG	51,876	16,950
First Quantum Minerals, Ltd.	1,359,921	11,135
Pidilite Industries, Ltd.	340,365	11,096
Albemarle Corp.	61,201	8,842
Barrick Gold Corp.	460,020	8,322
Shin-Etsu Chemical Co., Ltd.	195,200	8,157
Gerdau SA (ADR)	1,532,534	7,433
Jindal Steel & Power, Ltd.	709,773	6,372
LANXESS AG	203,269	6,363
Givaudan SA	1,339	5,570
Glencore PLC	789,909	4,739
Wacker Chemie AG	30,792	3,886
Arkema SA	33,368	3,796
Nutrien, Ltd. (CAD denominated)	66,242	3,732
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	468,502	3,631
Loma Negra Compania Industrial Argentina SA (ADR)	409,335	2,902
Shandong Sinocera Functional Material Co., Ltd., Class A	847,500	2,769
Fresnillo PLC	350,361	2,646
Amcor PLC (CDI)	225,193	2,177
BASF SE	39,350	2,119
Akzo Nobel NV	25,296	2,090
Wheaton Precious Metals Corp.	38,312	1,890
Grupo México, SAB de CV, Series B	217,217	1,205
OCI NV	36,366	1,057
China Jushi Co., Ltd., Class A	714,543	989
Umicore SA	34,684	953
Guangzhou Tinci Materials Technology Co., Ltd., Class A	263,900	932
DSM-Firmenich AG	8,226	837
Polymetal International PLC[1]	76,572	344
Antofagasta PLC	12,230	262
Alrosa PJSC[2]	1,123,215	—	[3]
		233,676

Communication services 6.69%
Meta Platforms, Inc., Class A1	108,519	38,411
Alphabet, Inc., Class C1	157,306	22,169
Alphabet, Inc., Class A1	78,363	10,947
Bharti Airtel, Ltd.	2,585,534	32,030
Bharti Airtel, Ltd., interim shares	61,951	474
Tencent Holdings, Ltd.	798,351	30,162
MTN Group, Ltd.	3,574,653	22,548
NetEase, Inc.	574,949	10,671
NetEase, Inc. (ADR)	25,180	2,346
América Móvil, SAB de CV, Class B (ADR)	573,318	10,618
Telkom Indonesia (Persero) Tbk PT, Class B	38,470,300	9,874
Telefónica, SA, non-registered shares	1,898,075	7,453
Netflix, Inc.[1]	13,189	6,422

78	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
TIM SA	1,343,498	$4,956
Singapore Telecommunications, Ltd.	1,997,800	3,733
Vodafone Group PLC	4,232,067	3,676
Informa PLC	288,172	2,861
Telefônica Brasil SA, ordinary nominative shares	207,300	2,279
Yandex NV, Class A1,2	129,388	1,985
JCDecaux SE1	80,520	1,621
Saudi Telecom Co., non-registered shares	54,371	586
		225,822

Consumer staples 6.61%
Kweichow Moutai Co., Ltd., Class A	113,407	27,547
ITC, Ltd.	3,838,302	21,288
Varun Beverages, Ltd.	1,234,514	18,341
Arca Continental, SAB de CV	1,157,120	12,634
Bunge Global SA	122,076	12,324
Nestlé SA	99,773	11,547
JBS SA	2,159,116	11,037
Monster Beverage Corp.[1]	188,504	10,860
Constellation Brands, Inc., Class A	35,349	8,546
Ajinomoto Co., Inc.	216,899	8,382
Raia Drogasil SA, ordinary nominative shares	1,167,683	7,048
Kao Corp.	169,000	6,945
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,872,918	6,458
Anheuser-Busch InBev SA/NV	93,931	6,069
Carlsberg A/S, Class B	45,546	5,709
Pernod Ricard SA	31,776	5,619
Avenue Supermarts, Ltd.[1]	112,159	5,498
DINO POLSKA SA, non-registered shares[1]	43,220	5,058
Mondelez International, Inc., Class A	62,269	4,510
British American Tobacco PLC	153,810	4,488
Foshan Haitian Flavouring and Food Co., Ltd., Class A	695,796	3,719
L’Oréal SA, non-registered shares	5,862	2,915
Philip Morris International, Inc.	30,823	2,900
Uni-Charm Corp.	63,600	2,298
Dabur India, Ltd.	331,831	2,221
Danone SA	31,931	2,071
United Spirits, Ltd.	141,557	1,898
Proya Cosmetics Co., Ltd., Class A	91,768	1,284
Budweiser Brewing Co., APAC, Ltd.	573,900	1,071
Wuliangye Yibin Co., Ltd., Class A	47,971	947
Diageo PLC	24,169	878
Reckitt Benckiser Group PLC	11,580	799
Clicks Group, Ltd.	17,686	315
X5 Retail Group NV (GDR)[1,2]	88,147	—	[3]
		223,224

Energy 3.11%
Reliance Industries, Ltd.	918,465	28,503
TotalEnergies SE	333,615	22,662
New Fortress Energy, Inc., Class A5	276,960	10,450
Baker Hughes Co., Class A	293,006	10,015
Exxon Mobil Corp.	73,718	7,370
Saudi Arabian Oil Co.	712,293	6,278
Cheniere Energy, Inc.	31,889	5,444
Schlumberger NV	72,952	3,796
Chevron Corp.	23,220	3,464
Shell PLC (GBP denominated)	76,198	2,476
Borr Drilling, Ltd.[1]	166,505	1,226
Borr Drilling, Ltd. (NOK denominated)[1]	161,906	1,207
Woodside Energy Group, Ltd.	60,599	1,284
INPEX Corp.[5]	42,400	571

American Funds Insurance Series	79

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	23,280	$372
Gazprom PJSC[1,2]	945,858	—	[3]
Rosneft Oil Co. PJSC[2]	588,661	—	[3]
		105,118

Real estate 1.97%
Macrotech Developers, Ltd.	2,207,035	27,122
Fibra Uno Administración REIT, SA de CV	3,951,259	7,113
ALLOS SA, ordinary nominative shares	1,250,769	6,768
American Tower Corp. REIT	27,097	5,850
KE Holdings, Inc., Class A (ADR)	318,916	5,170
CK Asset Holdings, Ltd.	981,000	4,906
China Resources Mixc Lifestyle Services, Ltd.	1,192,800	4,233
ESR Group, Ltd.	2,513,600	3,469
Longfor Group Holdings, Ltd.	1,173,846	1,883
Ayala Land, Inc.	222,500	138
		66,652

Utilities 1.19%
AES Corp.	619,432	11,924
ENN Energy Holdings, Ltd.	1,609,205	11,830
Equatorial Energia SA, ordinary nominative shares	1,259,296	9,256
Power Grid Corporation of India, Ltd.	1,770,556	5,040
Engie SA	93,656	1,647
China Resources Gas Group, Ltd.	100,000	327
China Gas Holdings, Ltd.	67,400	67
		40,091

Total common stocks (cost: $2,144,852,000)		3,102,497

Preferred securities 0.66%
Financials 0.31%
Itaú Unibanco Holding SA (ADR), preferred nominative shares	449,330	3,123
Itaú Unibanco Holding SA, preferred nominative shares	315,302	2,192
Banco Bradesco SA, preferred nominative shares	1,512,701	5,267
		10,582

Real estate 0.19%
QuintoAndar, Ltd., Series E, preference shares[1,2,4]	32,657	5,091
QuintoAndar, Ltd., Series E-1, preference shares[1,2,4]	8,400	1,309
		6,400

Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	41,073	3,622
Getir BV, Series D, preferred shares[1,2,4]	7,768	468
		4,090

Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares	23,177	1,118
Canva, Inc., Series A, noncumulative preferred shares[1,2,4]	34	36
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,4]	1	1
		1,155

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	129,359	234

Total preferred securities (cost: $23,340,000)		22,461

80	American Funds Insurance Series

New World Fund (continued)

Rights & warrants 0.05%	Shares		Value (000)
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,6]		128,407	$989

Industrials 0.02%
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,6]		425,100	849

Total rights & warrants (cost: $2,099,000)			1,838

Convertible bonds & notes 0.01%	Principal amount (000)
Energy 0.01%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	USD	200	195

Total convertible bonds & notes (cost: $195,000)			195

Bonds, notes & other debt instruments 3.95%
Bonds & notes of governments & government agencies outside the U.S. 3.40%
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		200	170
Angola (Republic of) 9.50% 11/12/2025		400	394
Angola (Republic of) 8.25% 5/9/2028		500	462
Angola (Republic of) 8.00% 11/26/2029[6]		445	396
Angola (Republic of) 8.75% 4/14/2032[6]		280	247
Argentine Republic 1.00% 7/9/2029		32	13
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[7]		2,217	766
Argentine Republic 4.25% 1/9/2038 (5.00% on 7/9/2024)[7]		1,091	434
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		2,454	843
Brazil (Federative Republic of) 0% 1/1/2024	BRL	10,200	2,099
Brazil (Federative Republic of) 10.00% 1/1/2027		10,669	2,205
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		30,772	6,383
Brazil (Federative Republic of) 10.00% 1/1/2031		8,986	1,828
Brazil (Federative Republic of) 10.00% 1/1/2033		26,684	5,415
Brazil (Federative Republic of) 6.00% 8/15/2050[8]		1,672	365
Chile (Republic of) 6.00% 4/1/2033	CLP	1,170,000	1,398
Chile (Republic of) 5.30% 11/1/2037		480,000	549
Chile (Republic of) 4.34% 3/7/2042	USD	350	314
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	30,480	4,399
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		11,700	1,690
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		27,530	4,487
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		10,410	1,531
Colombia (Republic of) 3.25% 4/22/2032	USD	700	558
Colombia (Republic of) 8.00% 11/14/2035		200	219
Colombia (Republic of) 5.20% 5/15/2049		755	592
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	2,927,200	652
Colombia (Republic of), Series B, 13.25% 2/9/2033		10,560,100	3,236
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	140
Czech Republic 1.25% 2/14/2025	CZK	32,530	1,401
Czech Republic 1.95% 7/30/2037		19,010	685
Dominican Republic 8.625% 4/20/2027[6]	USD	575	603
Dominican Republic 5.50% 2/22/2029[6]		275	269
Dominican Republic 11.375% 7/6/2029	DOP	12,800	234
Dominican Republic 7.05% 2/3/2031[6]	USD	150	158
Dominican Republic 13.625% 2/3/2033	DOP	9,000	189
Dominican Republic 11.25% 9/15/2035		49,350	919
Dominican Republic 5.875% 1/30/2060	USD	1,725	1,496
Dominican Republic 5.875% 1/30/2060[6]		280	243
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	450	320
Egypt (Arab Republic of) 8.50% 1/31/2047	USD	400	250
Egypt (Arab Republic of) 8.875% 5/29/2050		455	291
Egypt (Arab Republic of) 8.75% 9/30/2051		500	317
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	309

American Funds Insurance Series	81

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024[9]	USD	440	$299
Gabonese Republic 7.00% 11/24/2031		300	251
Ghana (Republic of) 7.75% 4/7/2029[6,9]		1,125	495
Ghana (Republic of) 8.125% 3/26/2032[9]		1,280	566
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,314
Honduras (Republic of) 5.625% 6/24/2030		678	606
Honduras (Republic of) 5.625% 6/24/2030[6]		281	251
Hungary (Republic of) 6.25% 9/22/2032[6]		330	353
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF	519,260	1,556
India (Republic of) 6.54% 1/17/2032	INR	81,680	944
Indonesia (Republic of) 6.625% 2/17/2037		USD300	352
Indonesia (Republic of) 7.125% 6/15/2038	IDR	32,478,000	2,209
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		48,630,000	3,153
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		12,900,000	856
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		27,200,000	1,832
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	78,000	940
Kenya (Republic of) 6.875% 6/24/2024	USD	400	390
Kenya (Republic of) 8.25% 2/28/2048[6]		400	333
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	3,240	713
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		2,095	460
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		4,280	926
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		7,106	1,699
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		2,200	459
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049		1,030	235
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		631	135
Malaysia (Federation of), Series 022, 5.357% 5/15/2052		989	251
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	940	969
Mongolia (State of) 4.45% 7/7/2031		300	252
Morocco (Kingdom of) 5.95% 3/8/2028[6]		255	262
Mozambique (Republic of) 9.00% 9/15/2031		1,300	1,111
Oman (Sultanate of) 6.25% 1/25/2031[6]		200	211
Oman (Sultanate of) 6.75% 1/17/2048		285	299
Panama (Republic of) 3.75% 4/17/2026		100	94
Panama (Republic of) 6.875% 1/31/2036		410	410
Panama (Republic of) 4.50% 4/16/2050		200	139
Panama (Republic of) 6.853% 3/28/2054		590	554
Panama (Republic of) 4.50% 1/19/2063		200	131
Paraguay (Republic of) 4.95% 4/28/2031		320	313
Peru (Republic of) 3.00% 1/15/2034		225	191
Peru (Republic of) 6.55% 3/14/2037		1,070	1,195
Peru (Republic of) 3.55% 3/10/2051		370	282
Peru (Republic of) 2.78% 12/1/2060		100	63
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	368
Philippines (Republic of) 6.375% 10/23/2034		145	165
Philippines (Republic of) 3.95% 1/20/2040		500	452
Poland (Republic of) 4.875% 10/4/2033		560	569
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN	7,680	1,839
Qatar (State of) 4.50% 4/23/2028[6]	USD	450	456
Romania 2.00% 1/28/2032	EUR	1,375	1,179
Romania 2.00% 4/14/2033		300	249
Romania 5.125% 6/15/2048[6]	USD	500	430
Senegal (Republic of) 4.75% 3/13/2028	EUR	600	613
South Africa (Republic of) 5.875% 4/20/2032	USD	400	380
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR	57,197	2,619
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		100,363	4,639
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		26,540	1,138
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		42,450	1,712
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025	USD	200	103
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025		950	492
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030		271	137
Thailand (Kingdom of) 2.875% 12/17/2028	THB	15,532	460

82	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Thailand (Kingdom of) 3.45% 6/17/2043	THB	18,658	$569
Tunisia (Republic of) 5.625% 2/17/2024	EUR	1,820	1,944
Tunisia (Republic of) 5.75% 1/30/2025	USD	425	350
Turkey (Republic of) 9.875% 1/15/2028		200	222
Turkey (Republic of) 17.30% 7/19/2028	TRY	27,700	761
Turkey (Republic of) 11.875% 1/15/2030	USD	500	630
Turkey (Republic of) 17.80% 7/13/2033	TRY	1,145	31
Ukraine 8.994% 2/1/2026[9]	USD	600	180
Ukraine 7.75% 9/1/2029[9]		2,328	646
Ukraine 9.75% 11/1/2030[9]		900	261
Ukraine 7.375% 9/25/2034[9]		2,180	518
United Mexican States 4.75% 3/8/2044		800	690
United Mexican States 3.75% 4/19/2071		200	134
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	1,136
United Mexican States, Series M20, 8.50% 5/31/2029		9,159	528
United Mexican States, Series M, 7.75% 5/29/2031		83,380	4,583
United Mexican States, Series M, 7.50% 5/26/2033		63,500	3,390
United Mexican States, Series M30, 8.50% 11/18/2038		23,600	1,327
United Mexican States, Series M, 8.00% 7/31/2053		20,070	1,050
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	USD	75	11
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		930	132
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		805	113
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]		800	126
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		180	28
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		230	40
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		65	10
			114,933

Corporate bonds, notes & loans 0.55%
Energy 0.15%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	237
Oleoducto Central SA 4.00% 7/14/2027		200	186
Petrobras Global Finance BV 6.85% 6/5/2115		314	296
Petroleos Mexicanos 7.19% 9/12/2024	MXN	22,000	1,239
Petroleos Mexicanos 6.49% 1/23/2027	USD	2,585	2,427
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		200	181
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	458
			5,024

Financials 0.09%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]		800	712
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[6,7]		340	363
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		300	257
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	548
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[7]		600	658
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[7]		600	647
			3,185

Communication services 0.08%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	24,000	1,376
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	357	247
PLDT, Inc. 2.50% 1/23/2031		210	175
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	381
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	387
			2,566

American Funds Insurance Series	83

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.07%
Aegea Finance SARL 9.00% 1/20/2031[6]	USD	275	$293
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		275	231
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	352
State Grid Europe Development (2014) PLC 3.125% 4/7/2025		1,400	1,368
			2,244

Materials 0.06%
Braskem Idesa SAPI 7.45% 11/15/2029		775	488
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	189
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		355	331
CSN Resources SA 8.875% 12/5/2030[6]		400	417
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	210
Sasol Financing USA, LLC 5.875% 3/27/2024		500	497
			2,132

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	269
Arcos Dorados BV 6.125% 5/27/2029		450	450
Meituan 3.05% 10/28/2030[6]		400	338
MercadoLibre, Inc. 3.125% 1/14/2031		400	343
Sands China, Ltd. 4.625% 6/18/2030		220	200
			1,600

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031		520	423
NBM US Holdings, Inc. 7.00% 5/14/2026[4]		200	203
NBM US Holdings, Inc. 6.625% 8/6/2029[4]		420	412
			1,038

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	435

Industrials 0.01%
Mexico City Airport Trust 4.25% 10/31/2026		200	193

Total corporate bonds, notes & loans			18,417

Total bonds, notes & other debt instruments (cost: $135,928,000)			133,350

Short-term securities 4.04%		Shares
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10,11]		1,354,533	135,440

84	American Funds Insurance Series

New World Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.03%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[10,12]	664,565	$665
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[10,12]	340,555	340
		1,005

Total short-term securities (cost: $136,437,000)		136,445
Total investment securities 100.55% (cost: $2,442,851,000)		3,396,786
Other assets less liabilities (0.55)%		(18,499)

Net assets 100.00%		$3,378,287

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	95	4/3/2024	USD	19,562	$194
10 Year Euro-Bund Futures	Short	19	3/11/2024		(2,878)	(85)
10 Year Ultra U.S. Treasury Note Futures	Short	34	3/28/2024		(4,012)	(180)
30 Year Ultra U.S. Treasury Bond Futures	Long	4	3/28/2024		534	50
						$(21)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
IDR	14,580,000	USD	943	Citibank	1/5/2024	$4
USD	941	IDR	14,580,000	Citibank	1/5/2024	(6)
USD	2,710	EUR	2,497	Morgan Stanley	1/8/2024	(48)
EUR	156	USD	168	Morgan Stanley	1/11/2024	4
BRL	13,005	USD	2,645	Citibank	1/12/2024	30
COP	540,787	USD	135	Morgan Stanley	1/12/2024	4
INR	36,577	USD	438	Standard Chartered Bank	1/12/2024	1
USD	17	CLP	15,136	Morgan Stanley	1/12/2024	— [3]
IDR	1,205,515	USD	78	JPMorgan Chase	1/12/2024	— [3]
USD	576	BRL	2,860	Citibank	1/12/2024	(13)
USD	1,586	MXN	27,560	Citibank	1/12/2024	(32)
HUF	504,380	USD	1,420	JPMorgan Chase	1/18/2024	30
CZK	21,025	USD	930	Barclays Bank PLC	1/18/2024	10
USD	61	ZAR	1,125	Bank of America	1/18/2024	— [3]
USD	39	PLN	156	Goldman Sachs	1/18/2024	(1)
USD	4,745	MYR	22,105	HSBC Bank	1/19/2024	(82)
MXN	8,749	USD	503	JPMorgan Chase	1/22/2024	10
USD	1,560	ZAR	29,086	Goldman Sachs	1/22/2024	(27)
USD	1,005	CNH	7,158	Morgan Stanley	1/23/2024	(2)
TRY	30,935	USD	986	Barclays Bank PLC	3/7/2024	(2)
CZK	18,535	USD	820	Barclays Bank PLC	6/10/2024	7
						$(113)

American Funds Insurance Series	85

New World Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at		Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
8.61%	28-day	28-day MXN-TIIE	28-day	8/3/2028	MXN43,530	$—	[3]	$—	$—	[3]

Bilateral interest rate swaps

Receive		Pay				Notional	Value at		Upfront premium paid	Unrealized appreciation depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
10.535%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2025	BRL6,315	$—	[3]	$—	$—	[3]
10.775%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL4,534	36		—	36
11.175%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL3,670	59		—	59
							$95		$—	$95

Investments in affiliates13

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10]	$167,328	$395,833	$427,726		$17	$(12)	$135,440	$8,436
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[10]	86		86	[14]			—	—	[15]
Total 4.01%					$17	$(12)	$135,440	$8,436

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preference shares[1,2]	5/26/2021	$5,258	$5,091	.15%
QuintoAndar, Ltd., Series E-1, preference shares[1,2]	12/20/2021	1,716	1,309	.04
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	406	412	.01
NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	193	203	.01
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	468	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	411	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	36	.00	[16]
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[16]
Total		$11,789	$7,931	.23%

86	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $7,931,000, which represented .23% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $1,705,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,746,000, which represented .35% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 12/31/2023.
[11]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	87

Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Common stocks 96.62%	Shares	Value (000)
Information technology 22.22%
Broadcom, Inc.	673,902	$752,243
Microsoft Corp.	1,781,641	669,968
Intel Corp.	3,034,152	152,466
Apple, Inc.	650,463	125,234
ASML Holding NV (ADR)	142,242	107,666
SAP SE (ADR)	448,458	69,327
Applied Materials, Inc.	382,302	61,960
Oracle Corp.	466,256	49,157
Motorola Solutions, Inc.	151,290	47,367
Salesforce, Inc.[1]	156,586	41,204
KLA Corp.	70,506	40,985
TE Connectivity, Ltd.	232,562	32,675
Texas Instruments, Inc.	150,069	25,581
Synopsys, Inc.[1]	44,863	23,100
NVIDIA Corp.	34,574	17,122
QUALCOMM, Inc.	113,667	16,440
NetApp, Inc.	176,098	15,525
ASM International NV (ADR)	28,085	14,582
Cadence Design Systems, Inc.[1]	37,099	10,105
Micron Technology, Inc.	73,428	6,266
Analog Devices, Inc.	27,657	5,491
Ciena Corp.[1]	17,550	790
		2,285,254

Health care 16.55%
UnitedHealth Group, Inc.	636,287	334,986
Eli Lilly and Co.	414,778	241,782
CVS Health Corp.	1,885,093	148,847
AbbVie, Inc.	907,930	140,702
Johnson & Johnson	815,682	127,850
Gilead Sciences, Inc.	1,201,856	97,362
Pfizer, Inc.	3,207,424	92,342
AstraZeneca PLC (ADR)	1,329,019	89,509
Danaher Corp.	286,975	66,389
Abbott Laboratories	573,627	63,139
Vertex Pharmaceuticals, Inc.[1]	116,273	47,310
Elevance Health, Inc.	96,492	45,502
Humana, Inc.	85,246	39,026
Bristol-Myers Squibb Co.	661,577	33,946
Zoetis, Inc., Class A	116,162	22,927
Regeneron Pharmaceuticals, Inc.[1]	25,319	22,237
Novo Nordisk AS, Class B (ADR)	211,934	21,925
Merck & Co., Inc.	185,136	20,184
Thermo Fisher Scientific, Inc.	37,219	19,755
Edwards Lifesciences Corp.[1]	171,851	13,104
Molina Healthcare, Inc.[1]	36,224	13,088
		1,701,912

Financials 15.34%
Marsh & McLennan Companies, Inc.	1,290,048	244,425
JPMorgan Chase & Co.	944,283	160,623
BlackRock, Inc.	187,768	152,430
CME Group, Inc., Class A	627,688	132,191
Visa, Inc., Class A	399,830	104,096
Wells Fargo & Co.	1,637,522	80,599
Mastercard, Inc., Class A	185,038	78,921
Chubb, Ltd.	338,392	76,477
KKR & Co., Inc.	703,107	58,252
Blackstone, Inc.	439,169	57,496
S&P Global, Inc.	112,953	49,758
Discover Financial Services	401,650	45,146
Capital One Financial Corp.	335,772	44,026

88	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Apollo Asset Management, Inc.	436,959	$40,720
Arthur J. Gallagher & Co.	170,435	38,327
Citizens Financial Group, Inc.	965,149	31,985
Intercontinental Exchange, Inc.	224,400	28,820
Morgan Stanley	241,344	22,505
Aon PLC, Class A	73,528	21,398
Brookfield Asset Management, Ltd., Class A	409,288	16,441
Canadian Imperial Bank of Commerce	302,696	14,572
Nasdaq, Inc.	211,754	12,311
Fifth Third Bancorp	354,128	12,214
Carlyle Group, Inc. (The)	283,476	11,535
Goldman Sachs Group, Inc.	29,888	11,530
Fidelity National Information Services, Inc.	177,861	10,684
Bank of America Corp.	306,789	10,330
PNC Financial Services Group, Inc.	43,525	6,740
MSCI, Inc.	6,167	3,488
		1,578,040

Industrials 11.37%
Northrop Grumman Corp.	351,726	164,657
Caterpillar, Inc.	402,809	119,099
RTX Corp.	1,081,586	91,005
Boeing Co.[1]	310,619	80,966
L3Harris Technologies, Inc.	382,341	80,529
Union Pacific Corp.	312,718	76,810
CSX Corp.	2,060,446	71,436
Paychex, Inc.	366,237	43,622
Equifax, Inc.	162,406	40,161
Carrier Global Corp.	650,884	37,393
General Electric Co.	292,347	37,312
ABB, Ltd. (ADR)	689,412	30,541
Lockheed Martin Corp.	61,781	28,002
Robert Half, Inc.	274,122	24,101
Waste Connections, Inc.	142,559	21,280
Southwest Airlines Co.	664,950	19,204
Deere & Co.	42,130	16,847
FedEx Corp.	61,071	15,449
PACCAR, Inc.	157,552	15,385
Veralto Corp.	177,588	14,608
BAE Systems PLC (ADR)[2]	232,390	13,436
TransUnion	180,183	12,380
Republic Services, Inc.	71,086	11,723
Huntington Ingalls Industries, Inc.	44,770	11,624
Delta Air Lines, Inc.	284,973	11,464
Rockwell Automation	36,352	11,287
Waste Management, Inc.	59,620	10,678
Johnson Controls International PLC	171,771	9,901
Ingersoll-Rand, Inc.	125,733	9,724
United Parcel Service, Inc., Class B	56,281	8,849
HEICO Corp.	46,818	8,374
Honeywell International, Inc.	29,331	6,151
Broadridge Financial Solutions, Inc.	29,290	6,026
RELX PLC (ADR)	143,296	5,683
AMETEK, Inc.	21,299	3,512
		1,169,219

Consumer staples 7.37%
Philip Morris International, Inc.	1,939,741	182,491
Keurig Dr Pepper, Inc.	2,694,609	89,784
Altria Group, Inc.	1,387,627	55,977
Constellation Brands, Inc., Class A	225,408	54,492
Target Corp.	374,188	53,292

American Funds Insurance Series	89

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Kraft Heinz Co. (The)	1,111,018	$41,085
Procter & Gamble Co.	259,069	37,964
Archer Daniels Midland Co.	483,575	34,924
Dollar General Corp.	192,400	26,157
Mondelez International, Inc., Class A	357,273	25,877
Sysco Corp.	291,351	21,307
Nestlé SA (ADR)	181,561	20,994
General Mills, Inc.	311,058	20,262
Costco Wholesale Corp.	30,692	20,259
Church & Dwight Co., Inc.	188,508	17,825
British American Tobacco PLC (ADR)	590,373	17,292
Danone (ADR)	882,590	11,430
Reckitt Benckiser Group PLC (ADR)	686,906	9,438
Kimberly-Clark Corp.	55,541	6,749
Kenvue, Inc.	271,195	5,839
Molson Coors Beverage Co., Class B, restricted voting shares	80,588	4,933
		758,371

Consumer discretionary 6.40%
Home Depot, Inc.	548,384	190,042
YUM! Brands, Inc.	800,802	104,633
Darden Restaurants, Inc.	503,009	82,644
NIKE, Inc., Class B	493,379	53,566
TJX Companies, Inc.	440,315	41,306
Tractor Supply Co.	175,327	37,701
General Motors Co.	974,693	35,011
Royal Caribbean Cruises, Ltd.[1]	223,599	28,954
D.R. Horton, Inc.	122,223	18,575
Marriott International, Inc., Class A	81,836	18,455
Chipotle Mexican Grill, Inc.[1]	6,036	13,804
Lennar Corp., Class A	90,363	13,468
VF Corp.	416,792	7,836
McDonald’s Corp.	25,001	7,413
Polaris, Inc.	52,835	5,007
		658,415

Communication services 5.27%
Comcast Corp., Class A	5,641,013	247,359
Alphabet, Inc., Class C1	893,784	125,961
Alphabet, Inc., Class A1	527,559	73,695
Meta Platforms, Inc., Class A1	194,161	68,725
Verizon Communications, Inc.	369,442	13,928
Electronic Arts, Inc.	51,819	7,089
Deutsche Telekom AG (ADR)	142,813	3,446
Netflix, Inc.[1]	3,715	1,809
		542,012

Energy 4.70%
Canadian Natural Resources, Ltd.	1,192,529	78,134
Halliburton Co.	2,037,376	73,651
Exxon Mobil Corp.	704,297	70,416
EOG Resources, Inc.	543,873	65,781
Chevron Corp.	424,166	63,269
ConocoPhillips	408,052	47,363
Baker Hughes Co., Class A	1,170,991	40,024
TC Energy Corp.	584,882	22,863
Pioneer Natural Resources Co.	99,515	22,379
		483,880

90	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 2.92%
Linde PLC	248,346	$101,998
Celanese Corp.	446,027	69,299
Corteva, Inc.	801,391	38,403
Mosaic Co.	645,357	23,059
Nucor Corp.	122,250	21,276
Rio Tinto PLC (ADR)	270,710	20,157
LyondellBasell Industries NV	161,383	15,344
Albemarle Corp.	46,965	6,786
H.B. Fuller Co.	49,263	4,010
		300,332

Utilities 2.82%
Constellation Energy Corp.	831,635	97,210
Sempra	998,424	74,612
FirstEnergy Corp.	941,705	34,523
Southern Co. (The)	412,360	28,915
CenterPoint Energy, Inc.	532,947	15,226
Public Service Enterprise Group, Inc.	226,899	13,875
Entergy Corp.	104,792	10,604
NextEra Energy, Inc.	132,160	8,027
CMS Energy Corp.	122,148	7,093
		290,085

Real estate 1.66%
Extra Space Storage, Inc. REIT	348,775	55,919
Welltower, Inc. REIT	538,213	48,531
Prologis, Inc. REIT	225,747	30,092
Equinix, Inc. REIT	27,238	21,937
Regency Centers Corp. REIT	106,640	7,145
Public Storage REIT	19,847	6,053
American Tower Corp. REIT	5,524	1,193
		170,870

Total common stocks (cost: $6,929,849,000)		9,938,390

Convertible stocks 0.03%
Financials 0.03%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	54,000	3,045

Total convertible stocks (cost: $2,700,000)		3,045

Short-term securities 3.30%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3,4]	3,298,828	329,850

American Funds Insurance Series	91

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]	5,704,056	$5,704
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	3,460,079	3,460
Capital Group Central Cash Fund 5.44%[3,4,5]	6,289	629
		9,793

Total short-term securities (cost: $339,619,000)		339,643
Total investment securities 99.95% (cost: $7,272,168,000)		10,281,078
Other assets less liabilities 0.05%		5,263

Net assets 100.00%		$10,286,341

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.21%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3]	$384,669	$1,156,797	$1,211,607		$18	$(27)	$329,850	$18,395
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3,5]	6,338		5,709	[6]			629	—	[7]
Total 3.21%					$18	$(27)	$330,479	$18,395

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $10,510,000, which represented .10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

92	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.15%	Shares	Value (000)
Information technology 20.38%
Broadcom, Inc.	70,164	$78,321
Microsoft Corp.	198,265	74,556
Taiwan Semiconductor Manufacturing Co., Ltd.	2,043,772	39,333
ASML Holding NV	37,045	27,969
Apple, Inc.	114,629	22,069
Tokyo Electron, Ltd.	108,600	19,304
Capgemini SE	53,532	11,199
EPAM Systems, Inc.[1]	37,067	11,021
Accenture PLC, Class A	30,585	10,733
NVIDIA Corp.	15,646	7,748
Salesforce, Inc.[1]	28,868	7,596
Texas Instruments, Inc.	42,790	7,294
Intel Corp.	110,871	5,571
Shopify, Inc., Class A, subordinate voting shares[1]	65,759	5,123
TE Connectivity, Ltd.	34,238	4,810
Oracle Corp.	43,397	4,575
MediaTek, Inc.	125,094	4,120
Samsung Electronics Co., Ltd.	62,718	3,814
Applied Materials, Inc.	19,822	3,213
Seagate Technology Holdings PLC	36,560	3,121
Synopsys, Inc.[1]	5,802	2,987
Keyence Corp.	6,200	2,718
Disco Corp.	10,500	2,584
GlobalWafers Co., Ltd.	126,000	2,404
Adobe, Inc.[1]	3,902	2,328
Micron Technology, Inc.	23,777	2,029
Constellation Software, Inc.	806	1,998
Marvell Technology, Inc.	31,433	1,896
Arista Networks, Inc.[1]	7,827	1,843
Cognizant Technology Solutions Corp., Class A	23,563	1,780
Advantech Co., Ltd.	121,098	1,465
Infosys, Ltd.	71,189	1,318
Fujitsu, Ltd.	8,200	1,238
Delta Electronics, Inc.	74,000	754
Wolfspeed, Inc.[1]	12,732	554
		379,386

Health care 14.68%
UnitedHealth Group, Inc.	69,267	36,467
Eli Lilly and Co.	49,803	29,031
Abbott Laboratories	252,848	27,831
Novo Nordisk AS, Class B	219,648	22,719
Vertex Pharmaceuticals, Inc.[1]	40,704	16,562
AstraZeneca PLC	117,552	15,832
Gilead Sciences, Inc.	174,436	14,131
Thermo Fisher Scientific, Inc.	20,116	10,677
Sanofi	96,516	9,569
Daiichi Sankyo Co., Ltd.	323,100	8,945
Takeda Pharmaceutical Co., Ltd.	282,100	8,098
Stryker Corp.	26,597	7,965
Molina Healthcare, Inc.[1]	21,423	7,740
Novartis AG	62,076	6,268
GE HealthCare Technologies, Inc.	69,031	5,338
Pfizer, Inc.	178,020	5,125
Insulet Corp.[1]	16,471	3,574
Catalent, Inc.[1]	73,662	3,310
Medtronic PLC	32,125	2,647
Siemens Healthineers AG	44,644	2,594
DexCom, Inc.[1]	20,846	2,587
AbbVie, Inc.	16,270	2,521
Argenx SE (ADR)[1]	6,348	2,415
EssilorLuxottica SA	11,735	2,359

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Centene Corp.[1]	31,520	$2,339
Zoetis, Inc., Class A	10,733	2,118
Bayer AG	56,610	2,102
CVS Health Corp.	24,600	1,942
Penumbra, Inc.[1]	7,517	1,891
CSL, Ltd.	8,354	1,629
Eurofins Scientific SE, non-registered shares	19,671	1,287
Cooper Companies, Inc.	3,356	1,270
Regeneron Pharmaceuticals, Inc.[1]	1,238	1,087
Lonza Group AG	2,498	1,051
Coloplast AS, Class B	8,981	1,027
agilon health, Inc.[1]	51,498	646
Rede D’Or Sao Luiz SA	100,527	592
		273,286

Industrials 14.25%
Airbus SE, non-registered shares	150,102	23,170
General Electric Co.	153,728	19,620
Carrier Global Corp.	261,966	15,050
Recruit Holdings Co., Ltd.	309,450	13,211
Safran SA	72,738	12,831
BAE Systems PLC	858,837	12,151
Siemens AG	60,353	11,320
Melrose Industries PLC	1,494,729	10,799
Boeing Co.[1]	40,830	10,643
Caterpillar, Inc.	29,713	8,785
Deere & Co.	20,613	8,243
RTX Corp.	97,064	8,167
TransDigm Group, Inc.	7,939	8,031
Ryanair Holdings PLC (ADR)	57,867	7,717
Bureau Veritas SA	239,183	6,045
Mitsui & Co., Ltd.	151,100	5,630
CSX Corp.	148,768	5,158
Lockheed Martin Corp.	11,191	5,072
Leonardo SpA	241,343	3,982
Thales SA	26,123	3,864
Compagnie de Saint-Gobain SA, non-registered shares	51,751	3,827
DHL Group	75,772	3,753
Techtronic Industries Co., Ltd.	284,500	3,403
L3Harris Technologies, Inc.	15,884	3,346
ASSA ABLOY AB, Class B	104,933	3,023
Daikin Industries, Ltd.	18,500	3,005
Eaton Corp. PLC	11,711	2,820
Legrand SA	26,909	2,803
Brenntag SE	28,545	2,621
Ceridian HCM Holding, Inc.[1]	37,881	2,543
International Consolidated Airlines Group SA (CDI)[1]	1,278,912	2,519
Schneider Electric SE	12,244	2,465
Weir Group PLC (The)	90,083	2,163
ITOCHU Corp.	49,100	2,004
RELX PLC	50,170	1,990
Bunzl PLC	47,322	1,921
Vinci SA	14,324	1,799
Larsen & Toubro, Ltd.	41,020	1,736
MTU Aero Engines AG	7,929	1,709
Northrop Grumman Corp.	3,520	1,648
Waste Connections, Inc.	10,782	1,609
AB Volvo, Class B	60,165	1,564
Adecco Group AG	29,714	1,462
SMC Corp.	2,700	1,444
Fortive Corp.	18,594	1,369
Kingspan Group PLC	15,539	1,343

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Astra International Tbk PT	3,454,900	$1,266
Rentokil Initial PLC	222,930	1,266
Atlas Copco AB, Class B	80,657	1,196
SS&C Technologies Holdings, Inc.	17,953	1,097
SECOM Co., Ltd.	14,700	1,057
		265,260

Financials 10.13%
Zurich Insurance Group AG	31,405	16,419
ING Groep NV	719,334	10,769
AIA Group, Ltd.	1,211,999	10,527
Kotak Mahindra Bank, Ltd.	426,501	9,772
Mastercard, Inc., Class A	21,328	9,097
B3 SA - Brasil, Bolsa, Balcao	2,822,884	8,395
Blackstone, Inc.	54,808	7,175
JPMorgan Chase & Co.	41,713	7,095
HDFC Bank, Ltd.	287,762	5,903
HDFC Bank, Ltd. (ADR)	8,872	596
HDFC Life Insurance Co., Ltd.	644,764	5,007
Chubb, Ltd.	21,537	4,867
Discover Financial Services	38,873	4,369
HSBC Holdings PLC	535,123	4,322
Aon PLC, Class A	14,147	4,117
KKR & Co., Inc.	46,697	3,869
Fairfax Financial Holdings, Ltd., subordinate voting shares	3,786	3,493
Banco Bilbao Vizcaya Argentaria, SA	352,065	3,208
Ping An Insurance (Group) Company of China, Ltd., Class H	686,000	3,103
Ping An Insurance (Group) Company of China, Ltd., Class A	18,400	104
AXA SA	98,143	3,204
Arthur J. Gallagher & Co.	14,065	3,163
Great-West Lifeco, Inc.	94,903	3,141
Axis Bank, Ltd.	227,713	3,012
Citigroup, Inc.	56,927	2,928
DNB Bank ASA	134,474	2,857
Apollo Asset Management, Inc.	29,330	2,733
Blue Owl Capital, Inc., Class A	171,427	2,554
BNP Paribas SA	34,400	2,384
Israel Discount Bank, Ltd., Class A	454,371	2,268
Wells Fargo & Co.	45,686	2,249
FinecoBank SpA	148,003	2,224
S&P Global, Inc.	4,732	2,085
Macquarie Group, Ltd.	16,025	1,997
Postal Savings Bank of China Co., Ltd., Class H	4,106,383	1,959
Morgan Stanley	20,428	1,905
Visa, Inc., Class A	7,198	1,874
MSCI, Inc.	3,289	1,860
National Bank of Canada	24,270	1,850
American International Group, Inc.	25,619	1,736
KBC Groep NV	25,676	1,666
DBS Group Holdings, Ltd.	64,600	1,632
Bank Central Asia Tbk PT	2,572,100	1,569
Capital One Financial Corp.	11,863	1,556
Power Corporation of Canada, subordinate voting shares	52,836	1,511
Bank Mandiri (Persero) Tbk PT	3,679,300	1,443
Bank Rakyat Indonesia (Persero) Tbk PT	3,879,800	1,438
Marsh & McLennan Companies, Inc.	6,884	1,304
Brookfield Asset Management, Ltd., Class A (CAD denominated)	28,595	1,149
Bajaj Finance, Ltd.	11,796	1,037
East Money Information Co., Ltd., Class A	522,480	1,032
Aegon, Ltd.	177,180	1,027
Goldman Sachs Group, Inc.	1,974	762
Worldline SA, non-registered shares[1]	33,292	578

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Jio Financial Services, Ltd.[1]	137,445	$384
China Merchants Bank Co., Ltd., Class H	58,403	203
China Merchants Bank Co., Ltd., Class A	20,187	80
Sberbank of Russia PJSC[2]	3,196,952	—	[3]
		188,561

Consumer discretionary 9.49%
Home Depot, Inc.	77,904	26,998
LVMH Moët Hennessy-Louis Vuitton SE	28,282	22,940
Amazon.com, Inc.[1]	106,115	16,123
Booking Holdings, Inc.[1]	2,793	9,907
Restaurant Brands International, Inc.	73,585	5,749
Restaurant Brands International, Inc. (CAD denominated)	39,823	3,112
Industria de Diseño Textil, SA	175,656	7,661
Flutter Entertainment PLC[1]	42,517	7,488
Trip.com Group, Ltd. (ADR)[1]	183,682	6,614
General Motors Co.	182,736	6,564
Marriott International, Inc., Class A	26,798	6,043
Chipotle Mexican Grill, Inc.[1]	2,526	5,777
Compagnie Financière Richemont SA, Class A	41,368	5,706
NEXT PLC	41,010	4,233
Evolution AB	28,838	3,451
InterContinental Hotels Group PLC	35,998	3,251
Tesla, Inc.[1]	12,524	3,112
Stellantis NV	130,395	3,057
Shimano, Inc.	18,100	2,794
Sands China, Ltd.[1]	947,600	2,765
YUM! Brands, Inc.	19,184	2,507
MercadoLibre, Inc.[1]	1,576	2,477
Moncler SpA	35,808	2,208
Darden Restaurants, Inc.	13,120	2,156
Pan Pacific International Holdings Corp.	88,600	2,109
Royal Caribbean Cruises, Ltd.[1]	15,976	2,069
adidas AG	8,319	1,692
Dowlais Group PLC	1,170,788	1,590
Sony Group Corp.	13,000	1,232
Kindred Group PLC (SDR)	118,007	1,092
B&M European Value Retail SA	148,922	1,061
Midea Group Co., Ltd., Class A	136,800	1,053
Aristocrat Leisure, Ltd.	36,903	1,023
Wynn Macau, Ltd.[1,4]	826,400	679
Rivian Automotive, Inc., Class A1	17,822	418
		176,711

Consumer staples 6.94%
Philip Morris International, Inc.	321,045	30,204
Nestlé SA	114,618	13,266
Ocado Group PLC[1]	843,850	8,108
Imperial Brands PLC	349,351	8,028
Kroger Co.	160,822	7,351
Seven & i Holdings Co., Ltd.	170,580	6,756
Ajinomoto Co., Inc.	156,800	6,060
Keurig Dr Pepper, Inc.	151,155	5,036
Kweichow Moutai Co., Ltd., Class A	20,400	4,955
Bunge Global SA	48,845	4,931
British American Tobacco PLC	144,145	4,206
Danone SA	63,683	4,131
Dollar Tree Stores, Inc.[1]	25,828	3,669
Constellation Brands, Inc., Class A	14,282	3,453
Arca Continental, SAB de CV	290,681	3,174
Sysco Corp.	39,479	2,887
Treasury Wine Estates, Ltd.	366,395	2,684

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
ITC, Ltd.	431,642	$2,394
Kao Corp.	52,600	2,161
JBS SA	293,900	1,502
Mondelez International, Inc., Class A	16,148	1,170
Wilmar International, Ltd.	388,100	1,047
Costco Wholesale Corp.	1,252	826
L’Oréal SA, non-registered shares	951	473
Altria Group, Inc.	11,175	451
Pernod Ricard SA	1,544	273
		129,196

Materials 6.75%
Fortescue, Ltd.	1,248,155	24,689
Vale SA, ordinary nominative shares	864,304	13,705
Vale SA (ADR), ordinary nominative shares	583,381	9,253
Glencore PLC	2,404,176	14,423
Freeport-McMoRan, Inc.	198,575	8,453
Linde PLC	20,204	8,298
Rio Tinto PLC	107,006	7,947
Air Liquide SA	32,823	6,385
Air Liquide SA, bonus shares	6,397	1,245
Air Products and Chemicals, Inc.	27,487	7,526
BHP Group, Ltd. (CDI)	110,128	3,768
Albemarle Corp.	23,323	3,370
Evonik Industries AG	140,573	2,870
Shin-Etsu Chemical Co., Ltd.	66,200	2,766
Heidelberg Materials AG, non-registered shares	28,282	2,527
Celanese Corp.	15,156	2,355
Barrick Gold Corp. (CAD denominated)	116,258	2,100
Akzo Nobel NV	24,491	2,024
First Quantum Minerals, Ltd.	214,067	1,753
Antofagasta PLC	10,775	230
		125,687

Communication services 5.46%
Alphabet, Inc., Class C1	134,233	18,918
Alphabet, Inc., Class A1	72,426	10,117
Meta Platforms, Inc., Class A1	34,051	12,053
Publicis Groupe SA	119,353	11,099
Netflix, Inc.[1]	21,148	10,297
Comcast Corp., Class A	141,196	6,191
Bharti Airtel, Ltd.	483,563	5,991
Bharti Airtel, Ltd., interim shares	13,994	107
NetEase, Inc.	325,200	6,036
Universal Music Group NV	128,677	3,674
Take-Two Interactive Software, Inc.[1]	22,220	3,576
Deutsche Telekom AG	147,718	3,547
SoftBank Corp.	248,485	3,097
Singapore Telecommunications, Ltd.	1,202,200	2,247
Omnicom Group, Inc.	20,703	1,791
Nippon Telegraph and Telephone Corp.	1,142,900	1,395
Tencent Holdings, Ltd.	36,800	1,390
		101,526

Energy 5.36%
Canadian Natural Resources, Ltd. (CAD denominated)	394,206	25,826
EOG Resources, Inc.	88,533	10,708
TC Energy Corp. (CAD denominated)[4]	231,575	9,046
Cameco Corp. (CAD denominated)	139,501	6,015
Cameco Corp.	43,262	1,864
Cenovus Energy, Inc. (CAD denominated)	448,321	7,471
TotalEnergies SE	92,664	6,295

American Funds Insurance Series	97

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Tourmaline Oil Corp.	121,987	$5,486
Shell PLC (GBP denominated)	151,239	4,914
ConocoPhillips	31,070	3,606
Neste OYJ	97,388	3,460
BP PLC	545,787	3,225
Reliance Industries, Ltd.	98,490	3,057
Suncor Energy, Inc.	73,457	2,353
Baker Hughes Co., Class A	67,337	2,302
Schlumberger NV	41,874	2,179
Aker BP ASA	53,967	1,568
Woodside Energy Group, Ltd. (CDI)	17,558	372
Gazprom PJSC[1,2]	2,248,304	—	[3]
		99,747

Utilities 2.32%
E.ON SE	392,643	5,267
DTE Energy Co.	45,356	5,001
Engie SA	206,078	3,624
Engie SA, bonus shares	41,586	731
Constellation Energy Corp.	32,494	3,798
NextEra Energy, Inc.	61,544	3,738
Edison International	48,108	3,439
Iberdrola, SA, non-registered shares	240,500	3,145
China Resources Gas Group, Ltd.	860,232	2,816
Dominion Energy, Inc.	46,925	2,206
FirstEnergy Corp.	56,740	2,080
Duke Energy Corp.	20,996	2,037
AES Corp.	72,241	1,391
PG&E Corp.	74,196	1,338
National Grid PLC	63,451	857
ENN Energy Holdings, Ltd.	112,342	826
Public Service Enterprise Group, Inc.	13,054	798
Power Grid Corporation of India, Ltd.	17,766	51
		43,143

Real estate 0.39%
American Tower Corp. REIT	9,206	1,987
Prologis, Inc. REIT	12,837	1,711
Longfor Group Holdings, Ltd.	829,738	1,331
Iron Mountain, Inc. REIT	17,607	1,232
China Resources Mixc Lifestyle Services, Ltd.	264,000	937
		7,198

Total common stocks (cost: $1,215,451,000)		1,789,701

Preferred securities 0.05%
Health care 0.04%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	695

Consumer discretionary 0.01%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	1,888	166

Financials 0.00%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	5,512	16

Total preferred securities (cost: $1,090,000)		877

98	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Convertible bonds & notes 0.09%	Principal amount (000)		Value (000)
Consumer discretionary 0.09%
Rivian Automotive, Inc., convertible notes, 3.625% 10/15/2030[5]	USD	1,404	$1,731

Total convertible bonds & notes (cost: $1,404,000)			1,731

Bonds, notes & other debt instruments 0.22%
Corporate bonds, notes & loans 0.22%
Health care 0.14%
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		1,600	1,596
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,100	1,019
			2,615

Consumer discretionary 0.04%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		390	385
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		151	161
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		125	134
			680

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[6]		709	493

Energy 0.01%
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		210	201

Total corporate bonds, notes & loans			3,989

Total bonds, notes & other debt instruments (cost: $4,133,000)			3,989

Short-term securities 3.64%		Shares
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7,8]		449,482	44,944

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.88%
British Columbia (Province of) 1/23/2024	5.159%	USD	4,000	3,985
KfW 1/3/2024[5]	4.902		2,000	1,999
Québec (Province of) 1/16/2024[5]	4.821		10,500	10,472
				16,456

American Funds Insurance Series	99

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.35%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,9]	3,441,600	$3,441
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,9]	2,990,976	2,991
		6,432

Total short-term securities (cost: $67,844,000)		67,832
Total investment securities 100.15% (cost: $1,289,922,000)		1,864,130
Other assets less liabilities (0.15)%		(2,795)

Net assets 100.00%		$1,861,335

Investments in affiliates8

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7]	$693	$325,053	$280,796		$(2)	$(4)	$44,944	$3,253
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[7]	111		111	[10]			—	—	[11]
Total 2.41%					$(2)	$(4)	$44,944	$3,253

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $7,091,000, which represented .38% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,882,000, which represented .80% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

100	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2023

Common stocks 96.08%	Shares	Value (000)
Information technology 22.57%
Microsoft Corp.	7,555,151	$2,841,039
Broadcom, Inc.	1,887,866	2,107,330
Apple, Inc.	2,215,842	426,616
Salesforce, Inc.[1]	1,035,168	272,394
NVIDIA Corp.	547,975	271,368
Accenture PLC, Class A	737,956	258,956
Taiwan Semiconductor Manufacturing Co., Ltd.	11,073,000	213,105
Intel Corp.	4,145,774	208,325
Texas Instruments, Inc.	1,203,362	205,125
Adobe, Inc.[1]	314,687	187,742
Applied Materials, Inc.	1,156,623	187,454
ServiceNow, Inc.[1]	246,889	174,425
Seagate Technology Holdings PLC	1,740,851	148,616
SK hynix, Inc.	1,326,567	144,842
ASML Holding NV	76,467	57,734
ASML Holding NV (ADR)	51,908	39,290
Micron Technology, Inc.	1,077,000	91,911
Samsung Electronics Co., Ltd.	1,375,000	83,627
Analog Devices, Inc.	398,402	79,107
KLA Corp.	116,000	67,431
Arista Networks, Inc.[1]	267,484	62,995
NICE, Ltd. (ADR)[1]	268,192	53,507
Palo Alto Networks, Inc.[1]	177,962	52,477
Cognizant Technology Solutions Corp., Class A	682,850	51,576
MKS Instruments, Inc.	481,000	49,481
Datadog, Inc., Class A1	365,800	44,401
Snowflake, Inc., Class A1	190,552	37,920
QUALCOMM, Inc.	225,964	32,681
		8,451,475

Industrials 15.70%
General Electric Co.	6,137,203	783,291
RTX Corp.	6,253,076	526,134
Boeing Co.[1]	1,358,203	354,029
TransDigm Group, Inc.	339,221	343,156
Carrier Global Corp.	5,512,990	316,721
Northrop Grumman Corp.	597,300	279,620
Airbus SE, non-registered shares	1,651,892	254,983
General Dynamics Corp.	848,975	220,453
Woodward, Inc.	1,593,190	216,881
Waste Connections, Inc.	1,368,127	204,220
GFL Environmental, Inc., subordinate voting shares	5,893,152	203,373
Automatic Data Processing, Inc.	830,713	193,531
Safran SA	1,026,552	181,088
Equifax, Inc.	712,542	176,205
Waste Management, Inc.	955,836	171,190
ITT, Inc.	1,244,379	148,479
Lincoln Electric Holdings, Inc.	675,747	146,948
TFI International, Inc.	975,343	132,627
United Rentals, Inc.	183,000	104,936
Old Dominion Freight Line, Inc.	245,487	99,503
Union Pacific Corp.	398,000	97,757
Concentrix Corp.	904,367	88,818
L3Harris Technologies, Inc.	381,989	80,455
United Airlines Holdings, Inc.[1]	1,946,966	80,332
CSX Corp.	2,153,941	74,677
Delta Air Lines, Inc.	1,415,000	56,925
Ingersoll-Rand, Inc.	586,065	45,326
Honeywell International, Inc.	211,376	44,328
Rolls-Royce Holdings PLC[1]	11,470,564	43,685
Canadian National Railway Co. (CAD denominated)	336,213	42,260
Ceridian HCM Holding, Inc.[1]	561,543	37,691

American Funds Insurance Series	101

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
FedEx Corp.	141,000	$35,669
TransUnion	389,312	26,750
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	19,760
Paychex, Inc.	162,204	19,320
Otis Worldwide Corp.	186,851	16,718
APi Group Corp.[1]	201,710	6,979
Veralto Corp.	49,616	4,081
Recruit Holdings Co., Ltd.	22,700	969
		5,879,868

Health care 12.72%
Abbott Laboratories	6,854,314	754,454
UnitedHealth Group, Inc.	1,402,895	738,582
AbbVie, Inc.	3,390,005	525,349
Eli Lilly and Co.	590,474	344,199
GE HealthCare Technologies, Inc.	3,588,047	277,428
Danaher Corp.	1,089,025	251,935
Novo Nordisk AS, Class B	2,311,393	239,079
Humana, Inc.	421,843	193,124
Thermo Fisher Scientific, Inc.	360,602	191,404
Bristol-Myers Squibb Co.	2,915,698	149,605
Regeneron Pharmaceuticals, Inc.[1]	133,195	116,984
Insulet Corp.[1]	465,534	101,012
DexCom, Inc.[1]	773,261	95,954
Vertex Pharmaceuticals, Inc.[1]	231,969	94,386
Johnson & Johnson	582,266	91,264
Revvity, Inc.	732,561	80,076
IQVIA Holdings, Inc.[1]	345,000	79,826
Takeda Pharmaceutical Co., Ltd.	2,667,554	76,578
Zoetis, Inc., Class A	363,644	71,772
AstraZeneca PLC (ADR)	721,200	48,573
AstraZeneca PLC	42,384	5,708
CVS Health Corp.	510,059	40,274
Penumbra, Inc.[1]	150,905	37,959
Gilead Sciences, Inc.	398,618	32,292
Medtronic PLC	352,434	29,034
Stryker Corp.	88,090	26,379
BioMarin Pharmaceutical, Inc.[1]	215,280	20,757
Elevance Health, Inc.	36,873	17,388
Pfizer, Inc.	505,000	14,539
Tandem Diabetes Care, Inc.[1]	462,699	13,687
Vir Biotechnology, Inc.[1]	258,400	2,600
		4,762,201

Financials 11.75%
Mastercard, Inc., Class A	1,665,449	710,331
JPMorgan Chase & Co.	3,093,741	526,245
Visa, Inc., Class A	1,333,993	347,305
Marsh & McLennan Companies, Inc.	1,709,201	323,842
Arthur J. Gallagher & Co.	1,280,242	287,901
Wells Fargo & Co.	3,626,295	178,486
KKR & Co., Inc.	2,047,409	169,628
BlackRock, Inc.	202,957	164,760
B3 SA - Brasil, Bolsa, Balcao	49,991,974	148,669
Aon PLC, Class A	442,013	128,635
Global Payments, Inc.	973,628	123,651
FleetCor Technologies, Inc.[1]	420,507	118,839
Fidelity National Information Services, Inc.	1,916,483	115,123
Morgan Stanley	1,212,248	113,042
S&P Global, Inc.	254,455	112,092
Chubb, Ltd.	436,180	98,577
Capital One Financial Corp.	680,359	89,209

102	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
State Street Corp.	1,077,260	$83,445
PNC Financial Services Group, Inc.	536,471	83,072
Fiserv, Inc.[1]	536,700	71,295
Blue Owl Capital, Inc., Class A	4,749,165	70,763
TPG, Inc., Class A	1,347,552	58,174
Power Corporation of Canada, subordinate voting shares[2]	1,690,000	48,326
Berkshire Hathaway, Inc., Class B1	135,000	48,149
American International Group, Inc.	704,000	47,696
Webster Financial Corp.	877,623	44,548
MSCI, Inc.	70,674	39,977
Truist Financial Corp.	800,000	29,536
Toast, Inc., Class A1	960,000	17,530
CME Group, Inc., Class A	5,500	1,158
		4,400,004

Communication services 8.91%
Alphabet, Inc., Class C1	6,163,720	868,653
Alphabet, Inc., Class A1	5,066,514	707,742
Meta Platforms, Inc., Class A1	2,767,054	979,427
Netflix, Inc.[1]	569,720	277,385
Comcast Corp., Class A	5,336,356	233,999
Charter Communications, Inc., Class A1	372,695	144,859
Take-Two Interactive Software, Inc.[1]	502,094	80,812
T-Mobile US, Inc.	268,821	43,100
		3,335,977

Consumer discretionary 8.68%
Amazon.com, Inc.[1]	5,509,938	837,180
Royal Caribbean Cruises, Ltd.[1]	2,713,595	351,383
Hilton Worldwide Holdings, Inc.	1,177,320	214,378
Restaurant Brands International, Inc.	2,635,154	205,885
Churchill Downs, Inc.	1,118,791	150,959
Home Depot, Inc.	415,393	143,954
InterContinental Hotels Group PLC	1,396,700	126,148
Marriott International, Inc., Class A	529,000	119,295
Wyndham Hotels & Resorts, Inc.	1,322,000	106,302
Sony Group Corp.	1,045,100	99,028
Burlington Stores, Inc.[1]	498,295	96,908
Chipotle Mexican Grill, Inc.[1]	39,951	91,366
NIKE, Inc., Class B	800,582	86,919
Tapestry, Inc.	2,270,405	83,574
General Motors Co.	2,110,902	75,824
Tesla, Inc.[1]	284,057	70,583
Entain PLC	5,237,408	66,155
Hasbro, Inc.	1,275,621	65,133
Darden Restaurants, Inc.	296,000	48,633
Kering SA	101,695	45,130
TJX Companies, Inc.	350,531	32,883
YUM! Brands, Inc.	196,630	25,692
Tractor Supply Co.	108,356	23,300
LVMH Moët Hennessy-Louis Vuitton SE	26,750	21,698
D.R. Horton, Inc.	139,598	21,216
NVR, Inc.[1]	3,010	21,071
CarMax, Inc.[1]	270,797	20,781
		3,251,378

Consumer staples 5.31%
Philip Morris International, Inc.	6,293,669	592,108
British American Tobacco PLC	9,603,749	280,259
Mondelez International, Inc., Class A	2,366,739	171,423
Dollar Tree Stores, Inc.[1]	1,105,278	157,005
Molson Coors Beverage Co., Class B, restricted voting shares	2,294,249	140,431

American Funds Insurance Series	103

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
General Mills, Inc.	1,946,800	$126,814
Constellation Brands, Inc., Class A	407,978	98,629
Anheuser-Busch InBev SA/NV	1,339,531	86,542
PepsiCo, Inc.	482,059	81,873
Church & Dwight Co., Inc.	752,581	71,164
Dollar General Corp.	359,463	48,869
Archer Daniels Midland Co.	670,100	48,395
Keurig Dr Pepper, Inc.	1,120,591	37,338
Kraft Heinz Co. (The)	747,200	27,631
Monster Beverage Corp.[1]	357,120	20,574
		1,989,055

Energy 3.36%
Chevron Corp.	2,053,300	306,270
Canadian Natural Resources, Ltd. (CAD denominated)	3,393,801	222,343
ConocoPhillips	1,902,783	220,856
TC Energy Corp.	1,909,381	74,638
TC Energy Corp. (CAD denominated)[2]	1,886,151	73,678
Baker Hughes Co., Class A	3,832,888	131,008
Exxon Mobil Corp.	1,152,000	115,177
EOG Resources, Inc.	620,310	75,027
Cheniere Energy, Inc.	238,735	40,754
		1,259,751

Utilities 3.24%
PG&E Corp.	18,475,450	333,112
Edison International	2,689,330	192,260
Constellation Energy Corp.	1,343,862	157,084
DTE Energy Co.	1,088,879	120,060
Sempra	1,460,000	109,106
Engie SA	5,237,367	92,095
CenterPoint Energy, Inc.	2,386,864	68,193
AES Corp.	3,138,110	60,408
NextEra Energy, Inc.	678,975	41,241
Entergy Corp.	396,825	40,155
		1,213,714

Materials 2.84%
Linde PLC	845,506	347,258
Celanese Corp.	1,186,264	184,310
Vale SA (ADR), ordinary nominative shares	4,804,026	76,192
Vale SA, ordinary nominative shares	2,200,007	34,885
Corteva, Inc.	2,059,775	98,704
LyondellBasell Industries NV	927,067	88,146
Freeport-McMoRan, Inc.	1,970,226	83,872
Eastman Chemical Company	600,451	53,932
Barrick Gold Corp.	2,373,000	42,928
ATI, Inc.[1]	642,567	29,217
Sherwin-Williams Co.	80,794	25,200
		1,064,644

Real estate 1.00%
VICI Properties, Inc. REIT	6,276,604	200,098
Equinix, Inc. REIT	216,511	174,376
		374,474

Total common stocks (cost: $19,889,668,000)		35,982,541

104	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks 0.06%	Shares		Value (000)
Utilities 0.06%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		617,200	$23,528

Total convertible stocks (cost: $30,089,000)			23,528

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
Corporate bonds, notes & loans 0.01%
Industrials 0.01%
Boeing Co. 4.875% 5/1/2025	USD	4,706	4,686

Consumer discretionary 0.00%
General Motors Financial Co., Inc. 4.30% 7/13/2025		160	157
General Motors Financial Co., Inc. 5.25% 3/1/2026		827	828
			985

Total corporate bonds, notes & loans			5,671

Total bonds, notes & other debt instruments (cost: $5,631,000)			5,671

Short-term securities 4.10%		Shares
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3,4]		14,309,407	1,430,798

Money market investments purchased with collateral from securities on loan 0.28%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]		52,263,605	52,264
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]		51,536,383	51,536
			103,800

Total short-term securities (cost: $1,534,436,000)			1,534,598
Total investment securities 100.25% (cost: $21,459,824,000)			37,546,338
Other assets less liabilities (0.25)%			(94,362)

Net assets 100.00%			$37,451,976

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.82%
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3]	$2,565,190	$3,993,668	$5,128,139		$244	$(165)	$1,430,798	$99,540
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3]	40,231		40,231	[6]			—	—	[7]
Total 3.82%					$244	$(165)	$1,430,798	$99,540

American Funds Insurance Series	105

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $110,228,000, which represented .29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

106	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.18%	Shares	Value (000)
Financials 18.81%
AXA SA	138,382	$4,517
AIA Group, Ltd.	443,400	3,851
Zurich Insurance Group AG	7,113	3,719
HDFC Bank, Ltd.	175,185	3,594
Edenred SA	49,245	2,957
Resona Holdings, Inc.	465,400	2,357
Ping An Insurance (Group) Company of China, Ltd., Class H	485,000	2,194
Société Générale	79,986	2,133
Tokio Marine Holdings, Inc.	77,600	1,937
Hiscox, Ltd.	127,400	1,709
HSBC Holdings PLC	194,805	1,573
Tryg A/S	72,231	1,571
DNB Bank ASA	71,566	1,520
UniCredit SpA	55,985	1,519
Euronext NV	16,509	1,434
Hana Financial Group, Inc.	41,013	1,379
KB Financial Group, Inc.	32,018	1,339
Grupo Financiero Banorte, SAB de CV, Series O	130,866	1,316
London Stock Exchange Group PLC	11,034	1,304
Skandinaviska Enskilda Banken AB, Class A	90,617	1,247
Banco Santander, SA	296,238	1,237
Bank Hapoalim BM	114,194	1,023
Prudential PLC	89,189	1,004
Banco Bilbao Vizcaya Argentaria, SA	107,538	980
Bank Mandiri (Persero) Tbk PT	2,466,316	967
Erste Group Bank AG	23,067	936
Aon PLC, Class A	2,820	821
Deutsche Bank AG	57,584	786
DBS Group Holdings, Ltd.	30,595	773
Kotak Mahindra Bank, Ltd.	33,378	765
Hang Seng Bank, Ltd.	56,000	651
HDFC Life Insurance Co., Ltd.	79,609	618
Industrial and Commercial Bank of China, Ltd., Class H	1,247,040	609
United Overseas Bank, Ltd.	25,400	547
Intesa Sanpaolo SpA	162,763	475
Brookfield Corp., Class A (CAD denominated)	11,454	459
B3 SA - Brasil, Bolsa, Balcao	153,280	456
Israel Discount Bank, Ltd., Class A	91,166	455
CaixaBank, SA, non-registered shares	110,211	453
Dai-ichi Life Holdings, Inc.	20,300	431
ICICI Bank, Ltd. (ADR)	16,651	397
ICICI Securities, Ltd.	45,555	393
Discovery, Ltd.	49,366	388
Royal Bank of Canada	3,649	369
XP, Inc., Class A	14,035	366
Macquarie Group, Ltd.	2,794	348
3i Group PLC	10,807	333
Canara Bank	62,228	327
East Money Information Co., Ltd., Class A	143,000	282
Bank Leumi Le Israel BM	34,494	277
Banca Generali SpA	5,868	218
ING Groep NV	13,583	203
ABN AMRO Bank NV	11,559	174
AU Small Finance Bank, Ltd.	12,289	116
Moscow Exchange MICEX-RTS PJSC[1]	346,177	—	[2]
Sberbank of Russia PJSC[1]	476,388	—	[2]
		61,807

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 14.09%
Airbus SE, non-registered shares	41,650	$6,429
BAE Systems PLC	306,200	4,332
ABB, Ltd.	59,465	2,643
Ryanair Holdings PLC (ADR)	18,850	2,514
CCR SA, ordinary nominative shares	809,554	2,356
SMC Corp.	3,700	1,979
TFI International, Inc.	7,959	1,082
TFI International, Inc. (CAD denominated)	4,730	644
RELX PLC	40,453	1,604
Alliance Global Group, Inc.	7,597,100	1,545
Daikin Industries, Ltd.	8,900	1,446
Safran SA	7,110	1,254
Rheinmetall AG, non-registered shares	3,629	1,150
InPost SA3	75,547	1,044
Epiroc AB, Class B	33,055	579
Epiroc AB, Class A	19,194	385
Canadian National Railway Co. (CAD denominated)	7,068	888
ASSA ABLOY AB, Class B	29,850	860
Siemens AG	4,578	859
SITC International Holdings Co., Ltd.	450,659	777
DSV A/S	4,398	774
Thales SA	5,068	750
Caterpillar, Inc.	2,250	665
AB Volvo, Class B	23,908	621
Bunzl PLC	15,283	620
LIXIL Corp.	49,300	616
Mitsui & Co., Ltd.	16,100	600
Techtronic Industries Co., Ltd.	49,592	593
BELIMO Holding AG	1,066	588
Brenntag SE	6,166	566
ITOCHU Corp.	12,500	510
Adecco Group AG	10,196	502
Hitachi, Ltd.	6,800	491
DHL Group	9,199	456
Interpump Group SpA	8,775	455
Fluidra, SA, non-registered shares	21,306	444
Diploma PLC	8,627	393
Wizz Air Holdings PLC[3]	13,564	381
Komatsu, Ltd.	14,200	370
IMCD NV	1,944	339
Melrose Industries PLC	45,397	328
Rentokil Initial PLC	44,022	250
Shenzhen Inovance Technology Co., Ltd., Class A	22,300	198
VAT Group AG	324	163
Polycab India, Ltd.	2,077	137
Aalberts NV, non-registered shares	2,901	126
		46,306

Information technology 13.23%
Taiwan Semiconductor Manufacturing Co., Ltd.	459,000	8,834
ASML Holding NV	9,245	6,980
MediaTek, Inc.	154,000	5,072
Tokyo Electron, Ltd.	22,700	4,035
Broadcom, Inc.	3,396	3,791
Samsung Electronics Co., Ltd.	53,083	3,228
SAP SE	12,689	1,952
Sage Group PLC (The)	102,577	1,530
Capgemini SE	7,022	1,469
TDK Corp.	30,000	1,422
Keyence Corp.	2,600	1,140
ASM International NV	1,836	956
Nokia Corp.	204,563	703

108	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
ASMPT, Ltd.	64,100	$608
Kingdee International Software Group Co., Ltd.[3]	355,295	516
Halma PLC	15,350	446
Fujitsu, Ltd.	2,100	317
eMemory Technology, Inc.	3,000	238
Nomura Research Institute, Ltd.	5,300	153
Vanguard International Semiconductor Corp.	32,000	85
		43,475

Consumer discretionary 10.02%
Industria de Diseño Textil, SA	72,587	3,166
Renault SA	73,429	3,005
LVMH Moët Hennessy-Louis Vuitton SE	3,541	2,872
Evolution AB	20,309	2,431
InterContinental Hotels Group PLC	24,034	2,171
Restaurant Brands International, Inc. (CAD denominated)	24,561	1,919
Midea Group Co., Ltd., Class A	208,000	1,602
MGM China Holdings, Ltd.[3]	1,130,000	1,432
B&M European Value Retail SA	192,202	1,369
Trip.com Group, Ltd. (ADR)[3]	25,788	928
Trip.com Group, Ltd.[3]	9,700	349
Sodexo SA	11,425	1,258
Prosus NV, Class N	41,106	1,226
Wynn Macau, Ltd.[3,4]	1,148,800	944
Galaxy Entertainment Group, Ltd.	163,361	913
adidas AG	3,951	803
Valeo SA, non-registered shares	49,098	759
Stellantis NV	30,498	714
Paltac Corp.	21,500	681
Bajaj Auto, Ltd.	7,919	646
Sands China, Ltd.[3]	212,372	620
D’Ieteren Group	2,653	519
Amadeus IT Group SA, Class A, non-registered shares	7,139	512
Coupang, Inc., Class A3	28,125	455
Entain PLC	33,500	423
Alibaba Group Holding, Ltd.	39,400	381
Kering SA	586	260
Nitori Holdings Co., Ltd.	1,500	200
Compagnie Financière Richemont SA, Class A	1,280	177
Dixon Technologies (India), Ltd.	1,572	124
Balkrishna Industries, Ltd.	2,474	76
		32,935

Consumer staples 9.20%
British American Tobacco PLC	134,175	3,915
Philip Morris International, Inc.	38,181	3,592
Nestlé SA	29,823	3,452
Carlsberg A/S, Class B	18,674	2,341
Arca Continental, SAB de CV	187,436	2,047
Pernod Ricard SA	10,803	1,910
Imperial Brands PLC	78,638	1,807
KT&G Corp.	22,646	1,526
Anheuser-Busch InBev SA/NV	22,220	1,436
Kweichow Moutai Co., Ltd., Class A	5,690	1,382
Ocado Group PLC[3]	138,301	1,329
Asahi Group Holdings, Ltd.	34,600	1,288
Carrefour SA, non-registered shares	68,172	1,248
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	499,232	1,122

American Funds Insurance Series	109

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
L’Oréal SA, non-registered shares	1,843	$916
Danone SA	7,577	491
Foshan Haitian Flavouring and Food Co., Ltd., Class A	76,424	408
		30,210

Health care 8.82%
AstraZeneca PLC	65,264	8,790
Novo Nordisk AS, Class B	79,261	8,198
Sanofi	41,730	4,137
EssilorLuxottica SA	7,429	1,493
Bayer AG	32,532	1,208
Grifols, SA, Class B (ADR)[3]	86,437	999
Roche Holding AG, nonvoting non-registered shares	2,529	733
HOYA Corp.	4,800	597
Siemens Healthineers AG	10,271	597
Genus PLC	20,030	554
WuXi Biologics (Cayman), Inc.[3]	114,000	431
Innovent Biologics, Inc.[3]	74,927	409
Argenx SE (ADR)[3]	950	361
BeiGene, Ltd. (ADR)[3]	1,113	201
Hypera SA, ordinary nominative shares	27,159	196
Max Healthcare Institute, Ltd.	9,259	76
Euroapi SA3	1,412	9
		28,989

Communication services 6.42%
Publicis Groupe SA	41,181	3,830
Koninklijke KPN NV	1,073,578	3,696
Nippon Telegraph and Telephone Corp.	1,766,400	2,156
Tencent Holdings, Ltd.	45,500	1,719
América Móvil, SAB de CV, Class B (ADR)	89,126	1,651
Telefónica, SA, non-registered shares	387,831	1,523
MTN Group, Ltd.	183,834	1,159
Singapore Telecommunications, Ltd.	588,800	1,100
BT Group PLC	654,350	1,028
Universal Music Group NV	33,254	950
Vodafone Group PLC	742,585	645
KANZHUN, Ltd., Class A (ADR)	32,449	539
SoftBank Corp.	34,400	429
Deutsche Telekom AG	17,593	422
NetEase, Inc.	14,000	260
		21,107

Energy 5.69%
TotalEnergies SE	103,297	7,017
BP PLC	436,280	2,578
TC Energy Corp. (CAD denominated)[4]	53,457	2,088
Cameco Corp. (CAD denominated)	36,600	1,578
Canadian Natural Resources, Ltd. (CAD denominated)	17,750	1,163
Schlumberger NV	21,694	1,129
Saudi Arabian Oil Co.	109,424	965
Woodside Energy Group, Ltd.	30,933	655
Gaztransport & Technigaz SA	4,514	598
Aker BP ASA	19,550	568
Tourmaline Oil Corp.	7,638	344
Sovcomflot PAO[1]	356,717	—	[2]
Gazprom PJSC[1,3]	671,150	—	[2]
LUKOIL Oil Co. PJSC[1]	9,706	—	[2]
		18,683

110	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 5.52%
Vale SA, ordinary nominative shares	137,033	$2,173
Vale SA (ADR), ordinary nominative shares	107,385	1,703
Barrick Gold Corp.	132,913	2,404
Linde PLC	4,050	1,663
Rio Tinto PLC	19,854	1,475
Glencore PLC	221,566	1,329
Air Liquide SA	4,786	931
Shin-Etsu Chemical Co., Ltd.	21,700	907
Fortescue, Ltd.	42,099	833
Nutrien, Ltd. (CAD denominated)	14,024	790
Asahi Kasei Corp.	97,900	724
Holcim, Ltd.	8,678	682
Sika AG	1,727	564
Fresnillo PLC	70,963	536
Grupo México, SAB de CV, Series B	86,163	478
DSM-Firmenich AG	3,281	334
Franco-Nevada Corp.	2,845	315
Givaudan SA	72	300
Alrosa PJSC[1]	53,607	—	[2]
		18,141

Utilities 2.44%
Engie SA	165,341	2,907
ENN Energy Holdings, Ltd.	167,659	1,233
Brookfield Infrastructure Partners, LP	35,181	1,109
SSE PLC	38,918	918
Iberdrola, SA, non-registered shares	67,975	889
Veolia Environnement SA	18,136	573
National Grid PLC	28,837	389
		8,018

Real estate 1.94%
CK Asset Holdings, Ltd.	352,000	1,760
Prologis Property Mexico, SA de CV, REIT	268,990	1,279
Mitsubishi Estate Co., Ltd.	66,100	908
Link REIT	127,868	715
Embassy Office Parks REIT[3]	148,284	579
Embassy Office Parks REIT	6,972	27
Longfor Group Holdings, Ltd.	357,242	573
KE Holdings, Inc., Class A (ADR)	31,820	516
		6,357

Total common stocks (cost: $274,711,000)		316,028

Preferred securities 0.18%
Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,295	304

Materials 0.09%
Gerdau SA, preferred nominative shares	62,582	303

Total preferred securities (cost: $638,000)		607

American Funds Insurance Series	111

International Growth and Income Fund (continued)

Bonds, notes & other debt instruments 0.33%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.33%
Brazil (Federative Republic of) 10.00% 1/1/2033	BRL	5,300	$1,075

Total bonds, notes & other debt instruments (cost: $926,000)			1,075

Short-term securities 3.68%		Shares
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5,6]		100,713	10,070

Money market investments purchased with collateral from securities on loan 0.62%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[5,7]		1,027,520	1,028
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[5,7]		997,345	997
			2,025

Total short-term securities (cost: $12,094,000)			12,095
Total investment securities 100.37% (cost: $288,369,000)			329,805
Other assets less liabilities (0.37)%			(1,225)

Net assets 100.00%			$328,580

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5]	$5,492	$63,913	$59,335	$2	$(2)	$10,070	$658

[1]	Value determined using significant unobservable inputs.
[2]	Amount less than one thousand.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $2,296,000, which represented .70% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

112	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2023

Common stocks 76.36%	Shares	Value (000)
Financials 13.30%
Zurich Insurance Group AG	28,525	$14,913
CME Group, Inc., Class A	65,239	13,739
JPMorgan Chase & Co.	70,561	12,002
Morgan Stanley	97,385	9,081
BlackRock, Inc.	9,927	8,059
DBS Group Holdings, Ltd.	311,106	7,860
PNC Financial Services Group, Inc.	34,952	5,412
ING Groep NV	344,497	5,157
Blackstone, Inc.	35,913	4,702
Citizens Financial Group, Inc.	137,512	4,557
Münchener Rückversicherungs-Gesellschaft AG	10,560	4,373
B3 SA - Brasil, Bolsa, Balcao	1,468,642	4,368
AIA Group, Ltd.	477,953	4,151
Power Corporation of Canada, subordinate voting shares[1]	144,624	4,136
DNB Bank ASA	189,761	4,031
KBC Groep NV	54,858	3,559
American International Group, Inc.	46,102	3,123
Webster Financial Corp.	60,863	3,089
Wells Fargo & Co.	56,465	2,779
Kaspi.kz JSC (GDR)[2]	21,756	2,002
Kaspi.kz JSC (GDR)	5,504	507
Great-West Lifeco, Inc.	73,004	2,417
Swedbank AB, Class A	116,690	2,358
Toronto-Dominion Bank (The) (CAD denominated)	34,422	2,224
United Overseas Bank, Ltd.	101,900	2,193
Hana Financial Group, Inc.	62,025	2,085
East West Bancorp, Inc.	28,429	2,046
360 ONE WAM, Ltd.	228,422	1,944
National Bank of Canada	23,228	1,771
Intact Financial Corp.	11,381	1,751
Principal Financial Group, Inc.	22,030	1,733
Skandinaviska Enskilda Banken AB, Class A	113,011	1,556
EFG International AG	117,468	1,509
Franklin Resources, Inc.	46,876	1,396
State Street Corp.	17,390	1,347
BNP Paribas SA	19,050	1,320
Truist Financial Corp.	34,796	1,285
Bank Central Asia Tbk PT	1,889,200	1,152
TPG, Inc., Class A	25,970	1,121
Western Union Co.	93,040	1,109
Euronext NV	12,294	1,068
Bank Mandiri (Persero) Tbk PT	2,720,000	1,067
Patria Investments, Ltd., Class A	63,717	988
UniCredit SpA	36,306	985
Banco Santander, SA	217,744	909
Citigroup, Inc.	17,383	894
Ping An Insurance (Group) Company of China, Ltd., Class H	190,000	860
Société Générale	29,067	775
Vontobel Holding AG	11,229	728
OneMain Holdings, Inc.	12,558	618
Fidelity National Information Services, Inc.	10,115	608
China Pacific Insurance (Group) Co., Ltd., Class H	277,950	560
Capital One Financial Corp.	3,823	501
Fukuoka Financial Group, Inc.	19,200	452
Grupo Financiero Banorte, SAB de CV, Series O	42,207	424
Bank of Montreal	4,117	407
Houlihan Lokey, Inc., Class A	3,330	399
Tokio Marine Holdings, Inc.	8,600	215
Moscow Exchange MICEX-RTS PJSC[3]	875,002	—	[4]
Sberbank of Russia PJSC[3]	204,176	—	[4]
		166,375

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.86%
AbbVie, Inc.	158,048	$24,493
Abbott Laboratories	152,959	16,836
Gilead Sciences, Inc.	193,923	15,710
AstraZeneca PLC	83,272	11,215
Amgen, Inc.	36,709	10,573
Sanofi	98,371	9,753
Bristol-Myers Squibb Co.	117,937	6,051
Medtronic PLC	72,433	5,967
UnitedHealth Group, Inc.	7,367	3,878
CVS Health Corp.	46,221	3,650
Roche Holding AG, nonvoting non-registered shares	11,785	3,416
Takeda Pharmaceutical Co., Ltd.	105,625	3,032
Johnson & Johnson	18,452	2,892
Novartis AG	19,835	2,003
GSK PLC	73,058	1,349
EBOS Group, Ltd.	51,251	1,150
Merck & Co., Inc.	8,309	906
Pfizer, Inc.	17,187	495
		123,369

Information technology 9.35%
Broadcom, Inc.	44,259	49,404
Microsoft Corp.	67,314	25,313
Taiwan Semiconductor Manufacturing Co., Ltd.	536,800	10,331
Texas Instruments, Inc.	43,641	7,439
Seagate Technology Holdings PLC	64,799	5,532
KLA Corp.	5,687	3,306
SAP SE	18,589	2,860
TDK Corp.	47,700	2,261
Tokyo Electron, Ltd.	12,600	2,240
Samsung Electronics Co., Ltd.	29,153	1,773
Analog Devices, Inc.	8,631	1,714
GlobalWafers Co., Ltd.	88,938	1,697
Intel Corp.	23,587	1,185
Vanguard International Semiconductor Corp.	262,255	694
BE Semiconductor Industries NV	3,224	486
Capgemini SE	1,919	401
SINBON Electronics Co., Ltd.	37,446	364
		117,000

Consumer staples 9.15%
Philip Morris International, Inc.	294,556	27,712
British American Tobacco PLC	386,906	11,291
British American Tobacco PLC (ADR)	61,763	1,809
Nestlé SA	84,337	9,761
Imperial Brands PLC	337,751	7,762
Mondelez International, Inc., Class A	95,679	6,930
PepsiCo, Inc.	30,773	5,227
ITC, Ltd.	797,505	4,423
Danone SA	64,604	4,190
General Mills, Inc.	47,612	3,101
Anheuser-Busch InBev SA/NV	45,033	2,909
Altria Group, Inc.	66,658	2,689
Diageo PLC	70,366	2,555
Dollar General Corp.	18,536	2,520
Seven & i Holdings Co., Ltd.	63,600	2,519
Procter & Gamble Co.	17,060	2,500
Carlsberg A/S, Class B	19,656	2,464
Kimberly-Clark Corp.	17,502	2,127
Kenvue, Inc.	86,309	1,858
Wilmar International, Ltd.	556,200	1,501
Kao Corp.	34,700	1,426

114	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Pernod Ricard SA	6,104	$1,079
Kraft Heinz Co. (The)	27,009	999
Asahi Group Holdings, Ltd.	24,500	912
WH Group Ltd.	1,366,000	881
Vector Group, Ltd.	74,669	842
Sysco Corp.	10,859	794
Molson Coors Beverage Co., Class B, restricted voting shares	8,796	538
Scandinavian Tobacco Group A/S	24,914	433
Viscofan, SA, non-registered shares	6,942	411
Unilever PLC	5,254	254
Reckitt Benckiser Group PLC	1,394	96
		114,513

Industrials 8.35%
RTX Corp.	227,122	19,110
Union Pacific Corp.	37,664	9,251
BAE Systems PLC	569,696	8,060
Siemens AG	40,877	7,667
Honeywell International, Inc.	25,955	5,443
RELX PLC	117,187	4,648
Paychex, Inc.	36,521	4,350
Canadian National Railway Co. (CAD denominated)	28,727	3,611
DHL Group	70,834	3,509
AB Volvo, Class B	124,232	3,229
Marubeni Corp.	198,400	3,122
Broadridge Financial Solutions, Inc.	14,364	2,955
Singapore Technologies Engineering, Ltd.	977,500	2,876
Trinity Industries, Inc.	93,524	2,487
Automatic Data Processing, Inc.	10,472	2,440
ITOCHU Corp.	57,900	2,363
Vinci SA	16,934	2,127
Carrier Global Corp.	34,200	1,965
BOC Aviation, Ltd.	205,400	1,570
Trelleborg AB, Class B	46,644	1,563
Waste Management, Inc.	8,225	1,473
SGS SA	16,071	1,388
Illinois Tool Works, Inc.	5,274	1,381
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,520	1,340
Bureau Veritas SA	48,098	1,216
FedEx Corp.	4,446	1,125
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	56,531	987
General Dynamics Corp.	2,635	684
United Parcel Service, Inc., Class B	4,107	646
Airbus SE, non-registered shares	3,937	608
L3Harris Technologies, Inc.	2,873	605
Sulzer AG	4,630	473
Epiroc AB, Class B	9,302	163
		104,435

Energy 6.18%
Canadian Natural Resources, Ltd. (CAD denominated)	219,525	14,382
TC Energy Corp. (CAD denominated)[1]	288,545	11,271
TC Energy Corp.	17,158	671
Exxon Mobil Corp.	88,978	8,896
TotalEnergies SE	112,932	7,671
Shell PLC (GBP denominated)	214,477	6,968
Shell PLC (ADR)	8,450	556
BP PLC	1,015,322	6,000
Chevron Corp.	33,278	4,964
EOG Resources, Inc.	37,495	4,535
ConocoPhillips	30,282	3,515
Equitrans Midstream Corp.	228,302	2,324

American Funds Insurance Series	115

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Schlumberger NV	39,352	$2,048
Neste OYJ	42,703	1,517
DT Midstream, Inc.	14,667	804
Enbridge, Inc. (CAD denominated)	16,876	608
Baker Hughes Co., Class A	9,719	332
Woodside Energy Group, Ltd. (CDI)	12,043	255
Gazprom PJSC[3,5]	880,428	—	[4]
		77,317

Utilities 5.94%
Engie SA	480,958	8,457
Engie SA, bonus shares	36,900	649
National Grid PLC	505,381	6,824
E.ON SE	455,616	6,112
SSE PLC	236,180	5,572
Edison International	77,886	5,568
DTE Energy Co.	50,037	5,517
Duke Energy Corp.	49,391	4,793
Dominion Energy, Inc.	97,164	4,567
Iberdrola, SA, non-registered shares	348,441	4,557
Sempra	53,881	4,026
CenterPoint Energy, Inc.	117,976	3,371
AES Corp.	158,867	3,058
Southern Co. (The)	31,912	2,238
Pinnacle West Capital Corp.	29,633	2,129
NextEra Energy, Inc.	29,782	1,809
Entergy Corp.	16,306	1,650
Power Grid Corporation of India, Ltd.	361,599	1,029
SembCorp Industries, Ltd.	239,800	963
ENN Energy Holdings, Ltd.	99,100	728
Power Assets Holdings, Ltd.	117,500	680
		74,297

Real estate 4.82%
VICI Properties, Inc. REIT	555,713	17,716
Equinix, Inc. REIT	7,347	5,917
Public Storage REIT	16,002	4,881
Extra Space Storage, Inc. REIT	28,682	4,599
Crown Castle, Inc. REIT	29,333	3,379
American Tower Corp. REIT	15,596	3,367
Gaming and Leisure Properties, Inc. REIT	49,656	2,450
Link REIT	369,948	2,069
CK Asset Holdings, Ltd.	346,000	1,730
Welltower, Inc. REIT	18,815	1,697
Rexford Industrial Realty, Inc. REIT	28,946	1,624
Sun Hung Kai Properties, Ltd.	146,355	1,575
Prologis, Inc. REIT	10,708	1,427
Kimco Realty Corp. REIT	62,930	1,341
CTP NV	75,076	1,269
Charter Hall Group REIT	153,613	1,251
Mindspace Business Parks REIT	233,888	909
Digital Realty Trust, Inc. REIT	6,331	852
POWERGRID Infrastructure Investment Trust REIT	729,345	847
Longfor Group Holdings, Ltd.	335,634	538
Embassy Office Parks REIT	115,484	450
Embassy Office Parks REIT[5]	11,725	46
CubeSmart REIT	8,847	410
		60,344

116	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 3.70%
Home Depot, Inc.	24,477	$8,483
LVMH Moët Hennessy-Louis Vuitton SE	7,279	5,904
Restaurant Brands International, Inc.	59,974	4,686
Midea Group Co., Ltd., Class A	554,075	4,266
YUM! Brands, Inc.	28,665	3,745
McDonald’s Corp.	12,174	3,610
Kering SA	7,967	3,536
Industria de Diseño Textil, SA	67,115	2,927
Darden Restaurants, Inc.	10,473	1,721
NEXT PLC	15,809	1,632
Bridgestone Corp.	33,300	1,375
Galaxy Entertainment Group, Ltd.	216,000	1,207
Tractor Supply Co.	4,485	964
Hasbro, Inc.	10,899	557
International Game Technology PLC	15,626	428
OPAP SA	22,896	389
Toyota Motor Corp.	20,400	374
Inchcape PLC	31,417	286
Kindred Group PLC (SDR)	24,452	226
Compagnie Financière Richemont SA, Class A	106	15
		46,331

Communication services 3.14%
Comcast Corp., Class A	146,104	6,407
Nippon Telegraph and Telephone Corp.	3,589,500	4,382
Verizon Communications, Inc.	115,704	4,362
Singapore Telecommunications, Ltd.	1,940,300	3,626
Koninklijke KPN NV	1,038,075	3,574
América Móvil, SAB de CV, Class B (ADR)	183,587	3,400
SoftBank Corp.	267,100	3,329
Publicis Groupe SA	24,050	2,236
TELUS Corp.	92,357	1,643
Deutsche Telekom AG	57,458	1,380
Warner Music Group Corp., Class A	34,867	1,248
WPP PLC	120,630	1,147
HKT Trust and HKT, Ltd., units	873,240	1,045
Omnicom Group, Inc.	11,563	1,000
Telkom Indonesia (Persero) Tbk PT, Class B	2,070,000	531
		39,310

Materials 2.57%
Vale SA (ADR), ordinary nominative shares	272,978	4,329
Vale SA, ordinary nominative shares	180,366	2,860
Air Products and Chemicals, Inc.	17,795	4,872
Rio Tinto PLC	61,101	4,538
Linde PLC	9,409	3,864
BHP Group, Ltd. (CDI)	64,930	2,222
Evonik Industries AG	69,687	1,423
International Flavors & Fragrances, Inc.	17,226	1,395
UPM-Kymmene OYJ	28,069	1,056
BASF SE	19,170	1,032
Smurfit Kappa Group PLC	22,439	885
Celanese Corp.	5,602	870
Asahi Kasei Corp.	102,400	758
WestRock Co.	17,595	730
Gerdau SA (ADR)	133,973	650
Fortescue, Ltd.	28,457	563
Glencore PLC	23,221	139
		32,186

Total common stocks (cost: $759,836,000)		955,477

American Funds Insurance Series	117

Capital Income Builder (continued)

Preferred securities 0.02%	Shares			Value (000)
Financials 0.02%
Banco Bradesco SA, preferred nominative shares		72,312		$252

Total preferred securities (cost: $194,000)				252

Convertible stocks 0.19%
Utilities 0.19%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[1]		45,239		1,724
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659		659

Total convertible stocks (cost: $2,926,000)				2,383

Bonds, notes & other debt instruments 16.71%	Principal amount (000)
Mortgage-backed obligations 8.29%
Federal agency mortgage-backed obligations 7.50%
Fannie Mae Pool #695412 5.00% 6/1/2033[6]	USD	—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[6]		1		1
Fannie Mae Pool #931768 5.00% 8/1/2039[6]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[6]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[6]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[6]		8		7
Fannie Mae Pool #AE1248 5.00% 6/1/2041[6]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[6]		3		4
Fannie Mae Pool #AE1283 5.00% 12/1/2041[6]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[6]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[6]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[6]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[6]		2		2
Fannie Mae Pool #BH3122 4.00% 6/1/2047[6]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[6]		32		31
Fannie Mae Pool #BK5232 4.00% 5/1/2048[6]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[6]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[6]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[6]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[6]		34		32
Fannie Mae Pool #FS5372 3.50% 7/1/2049[6]		185		172
Fannie Mae Pool #FS5313 3.50% 1/1/2050[6]		2,118		1,973
Fannie Mae Pool #CA5540 3.00% 4/1/2050[6]		2,963		2,655
Fannie Mae Pool #CA6309 3.00% 7/1/2050[6]		344		312
Fannie Mae Pool #CA6349 3.00% 7/1/2050[6]		130		116
Fannie Mae Pool #CA6740 3.00% 8/1/2050[6]		89		80
Fannie Mae Pool #CA7048 3.00% 9/1/2050[6]		48		43
Fannie Mae Pool #CA7052 3.00% 9/1/2050[6]		14		13
Fannie Mae Pool #CA7381 3.00% 10/1/2050[6]		145		130
Fannie Mae Pool #FM5166 3.00% 12/1/2050[6]		92		82
Fannie Mae Pool #BR4104 2.00% 1/1/2051[6]		49		40
Fannie Mae Pool #FM5509 3.00% 1/1/2051[6]		140		125
Fannie Mae Pool #CB0191 3.00% 4/1/2051[6]		178		159
Fannie Mae Pool #CB0193 3.00% 4/1/2051[6]		21		19
Fannie Mae Pool #FM7909 3.00% 6/1/2051[6]		17		15
Fannie Mae Pool #FM8477 3.00% 8/1/2051[6]		125		112
Fannie Mae Pool #CB2787 3.50% 12/1/2051[6]		23		21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[6]		96		88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[6]		927		836
Fannie Mae Pool #FS0752 3.00% 3/1/2052[6]		530		469
Fannie Mae Pool #CB3179 3.50% 3/1/2052[6]		322		297
Fannie Mae Pool #BW1289 5.50% 10/1/2052[6]		127		128
Fannie Mae Pool #BW1243 5.50% 10/1/2052[6]		113		114
Fannie Mae Pool #MA4842 5.50% 12/1/2052[6]		171		172

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4919 5.50% 2/1/2053[6]	USD	111	$111
Fannie Mae Pool #CB5986 5.00% 3/1/2053[6]		97	96
Fannie Mae Pool #BX9827 5.00% 5/1/2053[6]		5,466	5,409
Fannie Mae Pool #FS4563 5.00% 5/1/2053[6]		65	64
Fannie Mae Pool #MA5010 5.50% 5/1/2053[6]		295	296
Fannie Mae Pool #MA5011 6.00% 5/1/2053[6]		1,696	1,723
Fannie Mae Pool #MA5039 5.50% 6/1/2053[6]		361	363
Fannie Mae Pool #CB6485 6.00% 6/1/2053[6]		443	450
Fannie Mae Pool #CB6486 6.00% 6/1/2053[6]		276	281
Fannie Mae Pool #CB6465 6.00% 6/1/2053[6]		198	201
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		362	358
Fannie Mae Pool #BU4112 5.00% 7/1/2053[6]		99	98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[6]		1,200	1,206
Fannie Mae Pool #MA5165 5.50% 10/1/2053[6]		10	10
Fannie Mae Pool #MA5167 6.50% 10/1/2053[6]		2,892	2,965
Fannie Mae Pool #MA5191 6.00% 11/1/2053[6]		767	779
Fannie Mae Pool #BF0142 5.50% 8/1/2056[6]		360	373
Fannie Mae Pool #BF0342 5.50% 1/1/2059[6]		245	249
Fannie Mae Pool #BM6737 4.50% 11/1/2059[6]		615	600
Fannie Mae Pool #BF0497 3.00% 7/1/2060[6]		422	362
Freddie Mac Pool #SC0149 2.00% 3/1/2041[6]		72	62
Freddie Mac Pool #RB0544 2.00% 6/1/2041[6]		124	106
Freddie Mac Pool #Q15874 4.00% 2/1/2043[6]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[6]		211	204
Freddie Mac Pool #Q55971 4.00% 5/1/2048[6]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[6]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[6]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[6]		24	23
Freddie Mac Pool #Q57242 4.50% 7/1/2048[6]		10	10
Freddie Mac Pool #Q58411 4.50% 9/1/2048[6]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[6]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[6]		17	17
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[6]		1,109	1,099
Freddie Mac Pool #RA3384 3.00% 8/1/2050[6]		15	14
Freddie Mac Pool #RA3506 3.00% 9/1/2050[6]		147	132
Freddie Mac Pool #RA5901 3.00% 9/1/2051[6]		76	68
Freddie Mac Pool #RA6347 3.00% 11/1/2051[6]		155	139
Freddie Mac Pool #SD8214 3.50% 5/1/2052[6]		828	760
Freddie Mac Pool #QE3580 3.50% 6/1/2052[6]		480	440
Freddie Mac Pool #QE4383 4.00% 6/1/2052[6]		334	316
Freddie Mac Pool #RA7556 4.50% 6/1/2052[6]		874	848
Freddie Mac Pool #SD1584 4.50% 9/1/2052[6]		191	188
Freddie Mac Pool #QE9222 5.00% 9/1/2052[6]		648	642
Freddie Mac Pool #QF0924 5.50% 9/1/2052[6]		318	319
Freddie Mac Pool #SD2948 5.50% 11/1/2052[6]		118	119
Freddie Mac Pool #SD2716 5.00% 4/1/2053[6]		106	105
Freddie Mac Pool #SD8316 5.50% 4/1/2053[6]		595	598
Freddie Mac Pool #SD8324 5.50% 5/1/2053[6]		448	450
Freddie Mac Pool #SD8329 5.00% 6/1/2053[6]		35	34
Freddie Mac Pool #SD8331 5.50% 6/1/2053[6]		1,118	1,123
Freddie Mac Pool #SD3175 6.00% 6/1/2053[6]		92	94
Freddie Mac Pool #RA9294 6.50% 6/1/2053[6]		20	20
Freddie Mac Pool #RA9289 6.50% 6/1/2053[6]		16	17
Freddie Mac Pool #RA9292 6.50% 6/1/2053[6]		17	17
Freddie Mac Pool #RA9288 6.50% 6/1/2053[6]		15	16
Freddie Mac Pool #RA9287 6.50% 6/1/2053[6]		11	11
Freddie Mac Pool #RA9290 6.50% 6/1/2053[6]		8	8
Freddie Mac Pool #RA9291 6.50% 6/1/2053[6]		6	6
Freddie Mac Pool #RA9295 6.50% 6/1/2053[6]		4	4
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		348	344
Freddie Mac Pool #SD8342 5.50% 7/1/2053[6]		2,453	2,464

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8362 5.50% 9/1/2053[6]	USD	19		$20
Freddie Mac Pool #SD8367 5.50% 10/1/2053[6]		29		30
Freddie Mac Pool #SD8369 6.50% 10/1/2053[6]		1,703		1,746
Freddie Mac Pool #SD8372 5.50% 11/1/2053[6]		89		89
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[6,7]		160		160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[6,7]		105		96
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[6]		217		199
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[6,7]		212		194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[6,7]		90		79
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[6]		75		67
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[6]		17		16
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[6]		921		822
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[6]		350		332
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[6]		555		524
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[6]		16		15
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[6]		9		8
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[6]		823		785
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[6]		1,171		1,082
Government National Mortgage Assn. 4.00% 1/1/2054[6,8]		321		307
Government National Mortgage Assn. 5.50% 1/1/2054[6,8]		610		615
Government National Mortgage Assn. 6.00% 1/1/2054[6,8]		25		25
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[6]		186		184
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[6]		3,194		3,049
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[6]		430		427
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[6]		1,148		1,139
Government National Mortgage Assn. Pool #694836 5.75% 9/20/2059[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[6]		—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2039[6,8]		941		867
Uniform Mortgage-Backed Security 2.50% 2/1/2039[6,8]		767		707
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,8]		276		226
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,8]		91		78
Uniform Mortgage-Backed Security 3.00% 1/1/2054[6,8]		682		603
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,8]		1,707		1,566
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,8]		2,962		2,802
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,8]		2,041		1,979
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,8]		1,364		1,350
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,8]		9,725		9,767
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,8]		650		660
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,8]		1,058		1,084
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,8]		4,844		4,997
Uniform Mortgage-Backed Security 4.50% 2/1/2054[6,8]		200		194
Uniform Mortgage-Backed Security 5.00% 2/1/2054[6,8]		1,550		1,534
Uniform Mortgage-Backed Security 5.50% 2/1/2054[6,8]		4,250		4,269

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,8]	USD	4,800	$4,874
Uniform Mortgage-Backed Security 6.50% 2/1/2054[6,8]		5,550	5,687
Uniform Mortgage-Backed Security 6.00% 3/1/2054[6,8]		3,300	3,345
			93,856

Collateralized mortgage-backed obligations (privately originated) 0.40%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,6,7]		119	98
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[2,6,7]		72	66
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,6]		83	75
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,6,7]		97	94
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,6,7]		68	65
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,6,7]		166	156
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,6,7]		9	8
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,6,7]		1	1
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[2,6,7]		37	38
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[2,6,7]		383	387
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[2,6,7]		139	140
Finance of America Structured Securities Trust, Series 2019-JR3, Class A 2.00% 9/25/2069[2,6]		57	61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[2,6]		64	65
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,6,7]		109	90
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[2,6,7]		85	86
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[2,6,7]		15	15
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,6,7]		25	25
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[2,6,7]		64	67
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[2,6,7]		108	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[2,6,7]		309	313
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[2,6,7]		490	537
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[2,6,7]		463	521
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[2,6]		186	178
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[2,6,9]		175	174
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,6,7]		69	67
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[2,6,9]		116	113
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,6,7]		202	201
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD CME Term SOFR + 0.865%) 6.22% 5/25/2055[2,6,7]		243	243
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,6]		99	93
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[2,6,7]		5	5
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[2,6,7]		10	10
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[2,6,7]		36	35
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[2,6,7]		19	18

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,6]	USD	410	$362
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,3]		100	93
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,6]		196	179
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,6]		100	99
			4,947

Commercial mortgage-backed securities 0.39%
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[6,7]		287	298
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[2,6,7]		110	109
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[2,6,7]		329	325
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[2,6,7]		332	333
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,6,7]		648	632
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,6,7]		266	260
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[2,6,7]		100	97
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[2,6,7]		128	127
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,6,7]		162	159
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[2,6,7]		93	91
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[2,6,7]		100	98
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[2,6,7]		89	89
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[2,6,7]		221	222
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,6,7]		237	240
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[2,6,7]		574	571
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,6,7]		93	93
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[6]		73	74
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[2,6]		187	195
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[2,6,7]		24	24
GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.396% 7/15/2025[2,6,7]		229	227
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 6.559% 5/17/2038[2,6,7]		300	298
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,6,7]		345	340
			4,902

Total mortgage-backed obligations			103,705

U.S. Treasury bonds & notes 5.71%
U.S. Treasury 5.65%
U.S. Treasury 0.625% 10/15/2024		10,550	10,204
U.S. Treasury 2.125% 11/30/2024		1,860	1,815
U.S. Treasury 3.875% 3/31/2025		5,877	5,827
U.S. Treasury 4.625% 6/30/2025		4,793	4,805
U.S. Treasury 4.00% 2/15/2026		2,621	2,610
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 5/31/2026		3,850	3,556
U.S. Treasury 1.875% 6/30/2026		4,855	4,606

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 10/31/2026	USD	995	$918
U.S. Treasury 2.00% 11/15/2026[10]		2,800	2,648
U.S. Treasury 4.625% 11/15/2026		1,200	1,219
U.S. Treasury 4.375% 12/15/2026		4,500	4,545
U.S. Treasury 0.50% 4/30/2027		2,375	2,121
U.S. Treasury 2.625% 5/31/2027		80	77
U.S. Treasury 4.00% 2/29/2028		745	748
U.S. Treasury 1.25% 3/31/2028		1,350	1,211
U.S. Treasury 3.625% 3/31/2028		4	3
U.S. Treasury 4.375% 11/30/2028		12,858	13,161
U.S. Treasury 4.00% 2/28/2030		1,659	1,668
U.S. Treasury 6.25% 5/15/2030		345	390
U.S. Treasury 4.125% 11/15/2032		9	9
U.S. Treasury 4.50% 11/15/2033		1,767	1,856
U.S. Treasury 4.50% 8/15/2039		640	678
U.S. Treasury 1.125% 5/15/2040[10]		2,400	1,551
U.S. Treasury 2.00% 11/15/2041		300	218
U.S. Treasury 4.75% 11/15/2043		514	552
U.S. Treasury 2.375% 5/15/2051		196	141
U.S. Treasury 4.00% 11/15/2052		152	150
U.S. Treasury 4.125% 8/15/2053[10]		2,766	2,804
U.S. Treasury 4.75% 11/15/2053		595	669
			70,761

U.S. Treasury inflation-protected securities 0.06%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		742	733

Total U.S. Treasury bonds & notes			71,494

Corporate bonds, notes & loans 1.84%
Health care 0.32%
Amgen, Inc. 5.507% 3/2/2026		30	30
Amgen, Inc. 5.15% 3/2/2028		55	56
Amgen, Inc. 4.05% 8/18/2029		100	98
Amgen, Inc. 5.25% 3/2/2030		124	128
Amgen, Inc. 4.20% 3/1/2033		133	127
Amgen, Inc. 5.25% 3/2/2033		71	73
Amgen, Inc. 5.60% 3/2/2043		105	109
Amgen, Inc. 4.20% 2/22/2052		19	16
Amgen, Inc. 4.875% 3/1/2053		25	23
Amgen, Inc. 5.65% 3/2/2053		37	39
Amgen, Inc. 5.75% 3/2/2063		85	89
AstraZeneca Finance, LLC 4.875% 3/3/2028		35	36
AstraZeneca PLC 3.375% 11/16/2025		200	196
AstraZeneca PLC 3.00% 5/28/2051		11	8
Baxter International, Inc. 3.132% 12/1/2051		25	17
Centene Corp. 4.625% 12/15/2029		530	509
Centene Corp. 3.375% 2/15/2030		179	161
Centene Corp. 2.625% 8/1/2031		40	33
CVS Health Corp. 5.125% 2/21/2030		50	51
CVS Health Corp. 5.25% 2/21/2033		23	23
CVS Health Corp. 5.30% 6/1/2033		24	25
CVS Health Corp. 5.625% 2/21/2053		55	56
Elevance Health, Inc. 4.75% 2/15/2033		16	16
Eli Lilly and Co. 5.00% 2/27/2026		35	35
Eli Lilly and Co. 4.875% 2/27/2053		23	24
Eli Lilly and Co. 4.95% 2/27/2063		14	14
Gilead Sciences, Inc. 1.65% 10/1/2030		8	7
HCA, Inc. 2.375% 7/15/2031		18	15
Humana, Inc. 3.70% 3/23/2029		12	12

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Merck & Co., Inc. 1.70% 6/10/2027	USD	118	$108
Merck & Co., Inc. 3.40% 3/7/2029		110	106
Merck & Co., Inc. 4.50% 5/17/2033		35	35
Merck & Co., Inc. 4.90% 5/17/2044		35	35
Merck & Co., Inc. 5.00% 5/17/2053		18	18
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		40	35
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13	13
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		12	12
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	7
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		270	260
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		551	550
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		650	602
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		300	203
Zoetis, Inc. 5.60% 11/16/2032		25	27
			4,038

Financials 0.32%
AerCap Ireland Capital DAC 5.75% 6/6/2028		150	154
AerCap Ireland Capital DAC 3.30% 1/30/2032		150	131
American Express Co. 4.90% 2/13/2026		28	28
American International Group, Inc. 5.125% 3/27/2033		17	17
Aon Corp. 5.35% 2/28/2033		21	21
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[9]		31	32
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[9]		231	188
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[9]		118	118
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,9]		200	204
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[9]		15	15
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[9]		40	42
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[9]		35	30
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[9]		50	52
Corebridge Financial, Inc. 3.85% 4/5/2029		180	170
Corebridge Financial, Inc. 3.90% 4/5/2032		32	29
Corebridge Financial, Inc. 4.35% 4/5/2042		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052		49	41
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[2,9]		200	194
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[9]		150	157
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[9]		150	158
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[9]		5	5
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[9]		111	95
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	18
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	16
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[9]		78	77
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[9]		40	40
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[9]		35	37
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[9]		259	211
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[9]		17	15
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[9]		55	60
Mastercard, Inc. 4.875% 3/9/2028		31	32
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[9]		25	25
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[9]		20	19
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[9]		35	35
Nasdaq, Inc. 5.35% 6/28/2028		20	21
Nasdaq, Inc. 5.55% 2/15/2034		17	18
Nasdaq, Inc. 5.95% 8/15/2053		8	9
Nasdaq, Inc. 6.10% 6/28/2063		11	12
Navient Corp. 5.00% 3/15/2027		150	145
New York Life Global Funding 3.00% 1/10/2028[2]		150	141

124	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[9]	USD	35	$35
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[9]		50	51
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[9]		87	97
Royal Bank of Canada 5.00% 2/1/2033		30	30
State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[9]		15	15
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[9,12]		38	—	[4]
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[9]		10	10
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[9]		70	72
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[9]		17	17
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[2,9]		200	209
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[2,9]		374	349
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[9]		45	45
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[9]		84	86
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[9]		104	113
			3,947

Consumer discretionary 0.27%
Advance Auto Parts, Inc. 3.90% 4/15/2030		18	16
Advance Auto Parts, Inc. 3.50% 3/15/2032		12	10
BMW US Capital, LLC 4.15% 4/9/2030[2]		290	284
BMW US Capital, LLC 3.70% 4/1/2032[2]		25	23
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		175	169
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		150	151
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		150	125
Ford Motor Co. 4.75% 1/15/2043		130	107
Ford Motor Co. 5.291% 12/8/2046		120	106
Ford Motor Credit Co., LLC 2.30% 2/10/2025		200	192
Ford Motor Credit Co., LLC 5.125% 6/16/2025		695	687
Ford Motor Credit Co., LLC 2.70% 8/10/2026		306	284
Ford Motor Credit Co., LLC 4.95% 5/28/2027		604	590
Ford Motor Credit Co., LLC 6.798% 11/7/2028		200	209
Grand Canyon University 4.125% 10/1/2024		200	189
McDonald’s Corp. 3.60% 7/1/2030		12	11
McDonald’s Corp. 4.60% 9/9/2032		3	3
McDonald’s Corp. 4.95% 8/14/2033		3	3
McDonald’s Corp. 5.15% 9/9/2052		10	10
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			3,401

Energy 0.23%
Apache Corp. 4.25% 1/15/2030		385	360
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	345
Cenovus Energy, Inc. 5.40% 6/15/2047		44	42
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[2]		9	9
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[2]		5	5
ConocoPhillips Co. 5.30% 5/15/2053		25	26
Enbridge, Inc. 6.70% 11/15/2053		37	43
Energy Transfer, LP 6.10% 12/1/2028		41	43
Energy Transfer, LP 6.40% 12/1/2030		34	36
Energy Transfer, LP 6.55% 12/1/2033		30	33
Equinor ASA 2.375% 5/22/2030		365	326
Exxon Mobil Corp. 2.995% 8/16/2039		200	161
Exxon Mobil Corp. 3.452% 4/15/2051		25	20
Kinder Morgan, Inc. 5.20% 6/1/2033		27	27

American Funds Insurance Series	125

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Kinder Morgan, Inc. 5.45% 8/1/2052	USD	11	$10
MPLX, LP 4.95% 9/1/2032		20	20
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		80	77
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		80	81
ONEOK, Inc. 5.55% 11/1/2026		15	15
ONEOK, Inc. 5.65% 11/1/2028		19	20
ONEOK, Inc. 3.10% 3/15/2030		42	38
ONEOK, Inc. 5.80% 11/1/2030		11	11
ONEOK, Inc. 6.05% 9/1/2033		88	93
ONEOK, Inc. 7.15% 1/15/2051		97	112
ONEOK, Inc. 6.625% 9/1/2053		91	102
Petroleos Mexicanos 6.50% 1/23/2029		20	18
Petroleos Mexicanos 8.75% 6/2/2029		177	172
Shell International Finance BV 2.00% 11/7/2024		420	409
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		150	143
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[9,13]		108	102
Williams Companies, Inc. 5.30% 8/15/2052		40	39
			2,938

Communication services 0.20%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	66
AT&T, Inc. 3.50% 6/1/2041	USD	75	60
CCO Holdings, LLC 4.75% 2/1/2032[2]		25	22
CCO Holdings, LLC 4.25% 1/15/2034[2]		175	142
Charter Communications Operating, LLC 3.70% 4/1/2051		25	16
Meta Platforms, Inc. 3.85% 8/15/2032		135	129
Meta Platforms, Inc. 4.45% 8/15/2052		75	69
Netflix, Inc. 4.875% 4/15/2028		150	152
SBA Tower Trust 1.631% 11/15/2026[2]		253	226
Sprint Capital Corp. 6.875% 11/15/2028		325	352
Sprint Capital Corp. 8.75% 3/15/2032		90	111
T-Mobile USA, Inc. 3.875% 4/15/2030		625	593
T-Mobile USA, Inc. 2.55% 2/15/2031		203	175
T-Mobile USA, Inc. 6.00% 6/15/2054		69	76
Verizon Communications, Inc. 1.75% 1/20/2031		142	117
Walt Disney Co. (The) 4.625% 3/23/2040		120	117
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		47	41
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		88	76
			2,540

Utilities 0.19%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	36
Consumers Energy Co. 4.625% 5/15/2033		50	50
DTE Energy Co. 3.00% 3/1/2032		42	37
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	128
Edison International 5.25% 11/15/2028		55	55
Edison International 6.95% 11/15/2029		25	27
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,9]		200	224
FirstEnergy Corp. 2.65% 3/1/2030		493	426
FirstEnergy Corp. 2.25% 9/1/2030		107	90
Florida Power & Light Co. 5.05% 4/1/2028		70	72
Florida Power & Light Co. 5.10% 4/1/2033		35	36
NiSource, Inc. 5.40% 6/30/2033		25	26
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		25	27
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	92
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	98

126	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.65% 8/1/2028	USD	284	$273
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	310
Pacific Gas and Electric Co. 6.40% 6/15/2033		50	53
PacifiCorp 5.50% 5/15/2054		50	49
Southern California Edison Co. 3.60% 2/1/2045		206	160
Union Electric Co. 3.90% 4/1/2052		25	21
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,342

Consumer staples 0.10%
7-Eleven, Inc. 0.80% 2/10/2024[2]		50	50
7-Eleven, Inc. 1.30% 2/10/2028[2]		14	12
Altria Group, Inc. 3.70% 2/4/2051		5	3
BAT Capital Corp. 4.70% 4/2/2027		105	104
BAT Capital Corp. 6.343% 8/2/2030		9	9
BAT Capital Corp. 6.421% 8/2/2033		38	40
BAT Capital Corp. 7.079% 8/2/2043		31	33
BAT Capital Corp. 4.54% 8/15/2047		82	63
BAT Capital Corp. 4.758% 9/6/2049		121	96
BAT Capital Corp. 7.081% 8/2/2053		69	74
BAT International Finance PLC 4.448% 3/16/2028		150	148
Constellation Brands, Inc. 5.00% 2/2/2026		50	50
H.J. Heinz Co. 4.875% 10/1/2049		235	223
J. M. Smucker Co. (The) 6.20% 11/15/2033		22	24
J. M. Smucker Co. (The) 6.50% 11/15/2043		6	7
J. M. Smucker Co. (The) 6.50% 11/15/2053		21	24
Philip Morris International, Inc. 5.125% 11/17/2027		43	44
Philip Morris International, Inc. 5.625% 11/17/2029		23	24
Philip Morris International, Inc. 5.125% 2/15/2030		56	57
Philip Morris International, Inc. 5.50% 9/7/2030		70	73
Philip Morris International, Inc. 5.75% 11/17/2032		16	17
Philip Morris International, Inc. 5.375% 2/15/2033		55	56
Philip Morris International, Inc. 5.625% 9/7/2033		30	31
			1,262

Industrials 0.09%
Boeing Co. 2.75% 2/1/2026		91	87
Boeing Co. 3.625% 2/1/2031		280	260
Boeing Co. 5.805% 5/1/2050		95	98
Canadian Pacific Railway Co. 3.10% 12/2/2051		102	74
Carrier Global Corp. 2.722% 2/15/2030		9	8
Carrier Global Corp. 2.70% 2/15/2031		9	8
Carrier Global Corp. 5.90% 3/15/2034[2]		40	43
Carrier Global Corp. 3.577% 4/5/2050		8	6
Carrier Global Corp. 6.20% 3/15/2054[2]		49	57
CSX Corp. 4.75% 11/15/2048		50	48
CSX Corp. 4.50% 11/15/2052		35	33
L3Harris Technologies, Inc. 5.40% 7/31/2033		15	16
L3Harris Technologies, Inc. 5.60% 7/31/2053		13	14
Lockheed Martin Corp. 5.10% 11/15/2027		19	20
Moog, Inc. 4.25% 12/9/2027[2]		55	52
Norfolk Southern Corp. 5.35% 8/1/2054		51	53
Northrop Grumman Corp. 4.95% 3/15/2053		21	21
Republic Services, Inc. 5.00% 4/1/2034		13	13
RTX Corp. 6.00% 3/15/2031		35	37
RTX Corp. 6.10% 3/15/2034		27	29
RTX Corp. 6.40% 3/15/2054		22	25

American Funds Insurance Series	127

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 2.80% 2/14/2032	USD	17	$15
Union Pacific Corp. 3.50% 2/14/2053		20	16
Waste Management, Inc. 4.625% 2/15/2030		60	61
			1,094

Information technology 0.06%
Broadcom, Inc. 4.00% 4/15/2029[2]		3	3
Broadcom, Inc. 4.15% 4/15/2032[2]		11	10
Broadcom, Inc. 3.137% 11/15/2035[2]		2	2
Broadcom, Inc. 3.75% 2/15/2051[2]		91	72
Lenovo Group, Ltd. 5.875% 4/24/2025		400	402
Oracle Corp. 3.60% 4/1/2050		150	111
ServiceNow, Inc. 1.40% 9/1/2030		130	107
			707

Materials 0.04%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		35	36
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		16	16
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		7	7
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		15	16
Celanese US Holdings, LLC 6.35% 11/15/2028		36	38
Celanese US Holdings, LLC 6.55% 11/15/2030		27	29
Celanese US Holdings, LLC 6.379% 7/15/2032		10	11
Celanese US Holdings, LLC 6.70% 11/15/2033		23	25
Dow Chemical Co. (The) 3.60% 11/15/2050		75	58
EIDP, Inc. 4.80% 5/15/2033		27	27
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		6	4
LYB International Finance III, LLC 3.625% 4/1/2051		102	74
NOVA Chemicals Corp. 8.50% 11/15/2028[2]		10	11
Nutrien, Ltd. 5.90% 11/7/2024		84	84
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		10	9
			480

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Boston Properties, LP 2.45% 10/1/2033		7	5
Boston Properties, LP 6.50% 1/15/2034		38	40
Crown Castle, Inc. 5.00% 1/11/2028		54	54
Equinix, Inc. 1.55% 3/15/2028		25	22
Equinix, Inc. 3.20% 11/18/2029		144	133
Equinix, Inc. 2.50% 5/15/2031		47	40
			304

Total corporate bonds, notes & loans			23,053

Asset-backed obligations 0.79%
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[2,6]		29	29
ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[2,6]		100	100
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,6]		13	12
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[2,6]		100	101
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[6]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,6]		83	82
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,6]		85	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,6]		100	98
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,7]		32	32
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,6]		197	184

128	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,6]	USD	100	$95
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,6]		339	347
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[2,6]		35	34
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,7]		24	25
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,6]		351	324
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,6]		87	75
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,6]		90	82
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,6]		90	74
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,6]		316	283
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,6]		489	481
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[2,6]		40	40
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[6]		326	324
DriveTime Auto Owner Trust, Series 2023-1, Class A, 5.48% 4/15/2027[2,6]		45	44
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[6]		213	214
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,6]		131	126
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,7]		6	6
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,6]		176	177
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,6]		181	185
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,6]		188	189
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,6]		431	390
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,6]		77	68
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,6]		113	107
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,6]		422	389
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,7]		23	23
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,6]		285	290
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,6]		184	192
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[6]		25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[6]		48	48
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,6]		247	238
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,6]		100	96
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,6]		268	243
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,6]		100	90
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,6]		100	90
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,7]		24	24
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[6]		28	28
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[6]		28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,6]		18	18
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,6]		70	70
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[2,6]		38	33
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,6]		120	104
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,6]		166	151
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,6]		332	301
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[2,6,7]		169	166
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,6]		935	820
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[2,6]		100	98
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[2,6]		100	93
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,6]		100	98

American Funds Insurance Series	129

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,6]	USD	175	$176
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[6]		134	134
Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[6]		21	21
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,6]		66	66
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[2,6]		57	50
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,6]		139	128
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,6,7]		335	309
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,7]		10	11
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[6,9]		451	451
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[2,6]		45	45
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[2,6]		80	80
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[2,6]		100	100
			9,837

Bonds & notes of governments & government agencies outside the U.S. 0.06%
Peru (Republic of) 2.783% 1/23/2031		190	166
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	203
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	194
United Mexican States 3.25% 4/16/2030		200	181
			762

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	13

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	223

Total municipals			236

Total bonds, notes & other debt instruments (cost: $211,777,000)			209,087

Investment funds 2.80%	Shares
Capital Group Central Corporate Bond Fund[14]		4,123,855	34,970

Total Investment funds (cost: $38,724,000)			34,970

Short-term securities 8.63%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[14,15]		917,878	91,779

130	American Funds Insurance Series

Capital Income Builder (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 1.29%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[15,16]	8,238,251	$8,238
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[15,16]	7,897,883	7,898
Capital Group Central Cash Fund 5.44%[14,15,16]	587	59
		16,195

Total short-term securities (cost: $107,970,000)		107,974
Total investment securities 104.71% (cost: $1,121,427,000)		1,310,143
Other assets less liabilities (4.71)%		(58,874)

Net assets 100.00%		$1,251,269

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	233	4/3/2024	USD	47,978	$476
5 Year U.S. Treasury Note Futures	Long	418	4/3/2024		45,468	1,038
10 Year U.S. Treasury Note Futures	Long	30	3/28/2024		3,387	111
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024		1,062	47
20 Year U.S. Treasury Bond Futures	Long	13	3/28/2024		1,624	76
30 Year Ultra U.S. Treasury Bond Futures	Long	56	3/28/2024		7,481	708
						$2,456

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD4,037	$(1)	$—	$(1)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD8,100	(2)	—	(2)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD5,914	(2)	—	(2)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	(41)	—	(41)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,600	(45)	—	(45)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,635	(45)	—	(45)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD898	(7)	—	(7)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,100	(34)	—	(34)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	183	—	183
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	48	—	48
						$54	$—	$54

American Funds Insurance Series	131

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	USD6,088		$355		$(25)	$380

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.80%
Capital Group Central Corporate Bond Fund	$28,059	$8,969	$3,252		$(735)	$1,929	$34,970	$1,338
Short-term securities 7.35%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[15]	77,952	231,552	217,725		7	(7)	91,779	4,771
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[15,16]	1,712		1,653	[19]			59	—	[20]
Total short-term securities							91,838
Total 10.15%					$(728)	$1,922	$126,808	$6,109

[1]	All or a portion of this security was on loan. The total value of all such securities was $17,090,000, which represented 1.37% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,845,000, which represented 1.83% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Purchased on a TBA basis.
[9]	Step bond; coupon rate may change at a later date.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,208,000, which represented .18% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Scheduled interest and/or principal payment was not received.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Rate represents the seven-day yield at 12/31/2023.
[16]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Represents net activity. Refer to Note 5 for more information on securities lending.
[20]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

132	American Funds Insurance Series

Capital Income Builder (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts
Assn. = Association
CAD = Canadian dollars
CDI = CREST Depository Interest
CME = CME Group
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	133

Asset Allocation Fund

Investment portfolio December 31, 2023

Common stocks 63.95%	Shares	Value (000)
Information technology 13.69%
Broadcom, Inc.	1,116,318	$1,246,090
Microsoft Corp.	2,642,840	993,814
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,470,426	360,924
ASML Holding NV (ADR)	449,711	340,395
Oracle Corp.	1,297,246	136,769
Apple, Inc.	604,712	116,425
TE Connectivity, Ltd.	656,000	92,168
Salesforce, Inc.[1]	268,387	70,623
Applied Materials, Inc.	426,300	69,090
Synopsys, Inc.[1]	90,490	46,594
MicroStrategy, Inc., Class A1	43,100	27,223
Diebold Nixdorf, Inc.[1,2]	532,940	15,429
		3,515,544

Health care 10.03%
UnitedHealth Group, Inc.	1,030,396	542,473
Eli Lilly and Co.	717,860	418,455
Vertex Pharmaceuticals, Inc.[1]	940,945	382,861
Gilead Sciences, Inc.	4,559,000	369,325
Thermo Fisher Scientific, Inc.	300,000	159,237
Regeneron Pharmaceuticals, Inc.[1]	150,000	131,743
Pfizer, Inc.	3,857,635	111,061
Novo Nordisk AS, Class B	929,600	96,153
AstraZeneca PLC	461,000	62,089
AstraZeneca PLC (ADR)	190,000	12,796
Alnylam Pharmaceuticals, Inc.[1]	261,834	50,118
Centene Corp.[1]	675,000	50,092
CVS Health Corp.	506,300	39,977
Cooper Companies, Inc.	99,300	37,579
Danaher Corp.	95,660	22,130
Catalent, Inc.[1]	488,000	21,926
Rotech Healthcare, Inc.[1,3,4]	184,138	19,334
AbCellera Biologics, Inc.[1,5]	2,871,293	16,395
Illumina, Inc.[1]	104,134	14,500
Biogen, Inc.[1]	34,200	8,850
Zoetis, Inc., Class A	42,300	8,349
		2,575,443

Financials 8.38%
Apollo Asset Management, Inc.	2,630,627	245,148
Aon PLC, Class A	735,000	213,900
JPMorgan Chase & Co.	1,179,000	200,548
Synchrony Financial	4,100,000	156,579
Capital One Financial Corp.	1,070,000	140,298
Ares Management Corp., Class A	1,015,403	120,752
Mastercard, Inc., Class A	272,177	116,086
Blue Owl Capital, Inc., Class A	7,085,161	105,569
Blackstone, Inc.	737,500	96,553
Arthur J. Gallagher & Co.	427,724	96,186
Intercontinental Exchange, Inc.	719,487	92,404
CME Group, Inc., Class A	361,000	76,027
Wells Fargo & Co.	1,517,000	74,667
Discover Financial Services	600,000	67,440
Nasdaq, Inc.	962,300	55,948
London Stock Exchange Group PLC	460,314	54,415
Brookfield Corp., Class A	1,260,000	50,551
Fifth Third Bancorp	1,217,000	41,974
Visa, Inc., Class A	146,264	38,080
Carlyle Group, Inc. (The)	814,688	33,150
KKR & Co., Inc.	261,000	21,624
RenaissanceRe Holdings, Ltd.	97,535	19,117
Fiserv, Inc.[1]	115,266	15,312

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	30,100	$11,612
Islandsbanki hf.	9,555,235	7,797
Sberbank of Russia PJSC[3]	8,880,000	—	[6]
		2,151,737

Industrials 7.07%
Boeing Co.[1]	1,313,000	342,246
L3Harris Technologies, Inc.	1,351,500	284,653
Caterpillar, Inc.	618,000	182,724
Northrop Grumman Corp.	310,000	145,123
Southwest Airlines Co.	4,023,000	116,184
CSX Corp.	2,693,817	93,395
Airbus SE, non-registered shares	537,469	82,963
TransDigm Group, Inc.	74,424	75,287
Huntington Ingalls Industries, Inc.	284,500	73,868
Union Pacific Corp.	279,386	68,623
Deere & Co.	150,000	59,980
Republic Services, Inc.	340,689	56,183
Safran SA	312,100	55,056
Lockheed Martin Corp.	91,466	41,456
Cintas Corp.	64,200	38,691
Carrier Global Corp.	587,000	33,723
Quanta Services, Inc.	152,260	32,858
Copart, Inc.[1]	464,000	22,736
Veralto Corp.	126,099	10,373
		1,816,122

Consumer discretionary 7.03%
Home Depot, Inc.	1,607,300	557,010
Booking Holdings, Inc.[1]	107,243	380,415
LVMH Moët Hennessy-Louis Vuitton SE	226,125	183,416
General Motors Co.	4,000,000	143,680
D.R. Horton, Inc.	870,000	132,223
Darden Restaurants, Inc.	601,084	98,758
Royal Caribbean Cruises, Ltd.[1]	734,400	95,097
Tractor Supply Co.	218,000	46,877
Compagnie Financière Richemont SA, Class A	329,286	45,419
YUM! Brands, Inc.	277,000	36,193
Marriott International, Inc., Class A	112,000	25,257
Moncler SpA	395,000	24,358
Restaurant Brands International, Inc.	271,440	21,208
Advance Auto Parts, Inc.	249,443	15,223
Party City Holdco, Inc.[1,3]	68,158	1,557
Party City Holdco, Inc.[1,2,3]	681	15
		1,806,706

Communication services 5.54%
Meta Platforms, Inc., Class A1	1,506,000	533,064
Alphabet, Inc., Class C1	3,009,502	424,129
Alphabet, Inc., Class A1	531,770	74,283
Comcast Corp., Class A	5,301,533	232,472
Take-Two Interactive Software, Inc.[1]	550,000	88,523
Charter Communications, Inc., Class A1	184,000	71,517
		1,423,988

Consumer staples 4.15%
Philip Morris International, Inc.	3,727,171	350,652
Constellation Brands, Inc., Class A	663,689	160,447
Altria Group, Inc.	2,838,200	114,493
Archer Daniels Midland Co.	1,200,000	86,664
Target Corp.	500,000	71,210
Nestlé SA	516,000	59,720

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Costco Wholesale Corp.	89,700	$59,209
British American Tobacco PLC	1,080,000	31,517
British American Tobacco PLC (ADR)[5]	882,000	25,834
Dollar Tree Stores, Inc.[1]	287,000	40,768
Mondelez International, Inc., Class A	440,000	31,869
Dollar General Corp.	125,000	16,994
Procter & Gamble Co.	105,500	15,460
		1,064,837

Materials 3.93%
Royal Gold, Inc.	1,405,000	169,949
Franco-Nevada Corp.	1,495,000	165,595
Linde PLC	334,791	137,502
Lundin Mining Corp.	14,980,000	122,549
ATI, Inc.[1]	1,964,000	89,303
Wheaton Precious Metals Corp.	1,780,000	87,825
Nucor Corp.	500,000	87,020
Mosaic Co.	1,381,012	49,344
First Quantum Minerals, Ltd.	5,805,000	47,533
Celanese Corp.	160,000	24,859
Corteva, Inc.	511,606	24,516
Venator Materials PLC[1,3]	563,403,768	2,890
		1,008,885

Energy 3.41%
Canadian Natural Resources, Ltd. (CAD denominated)	6,940,400	454,697
ConocoPhillips	1,324,000	153,677
Halliburton Co.	2,534,613	91,626
Schlumberger NV	833,500	43,376
Noble Corp. PLC, Class A	611,675	29,458
Exxon Mobil Corp.	233,835	23,379
EOG Resources, Inc.	174,000	21,045
TechnipFMC PLC	902,000	18,166
Cenovus Energy, Inc. (CAD denominated)	928,000	15,464
New Fortress Energy, Inc., Class A	408,780	15,423
TC Energy Corp. (CAD denominated)[5]	205,000	8,008
Altera Infrastructure, LP1,3	16,130	1,487
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	67
Bighorn Permian Resources, LLC[3]	4,392	—	[6]
		875,873

Real estate 0.60%
Extra Space Storage, Inc. REIT	655,530	105,101
Crown Castle, Inc. REIT	435,600	50,177
		155,278

Utilities 0.12%
Constellation Energy Corp.	138,666	16,209
FirstEnergy Corp.	400,000	14,664
		30,873

Total common stocks (cost: $10,347,476,000)		16,425,286

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,3]	450	697

Total preferred securities (cost: $465,000)		697

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Rights & warrants 0.00%	Shares			Value (000)
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4		$—	[6]

Total rights & warrants (cost: $0)				—	[6]

Convertible stocks 0.17%
Health care 0.17%
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3,4]		4,955,500		43,608

Total convertible stocks (cost: $50,000,000)				43,608

Convertible bonds & notes 0.01%	Principal amount (000)
Communication services 0.01%
DISH Network Corp., convertible notes, 3.375% 8/15/2026	USD	4,000		2,140

Total convertible bonds & notes (cost: $2,482,000)				2,140

Bonds, notes & other debt instruments 25.97%
Mortgage-backed obligations 9.23%
Federal agency mortgage-backed obligations 8.62%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[7]		1		1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[7]		—	[6]	—	[6]
Fannie Mae Pool #AH0829 4.00% 1/1/2026[7]		1		1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[7]		107		105
Fannie Mae Pool #AH5618 4.00% 2/1/2026[7]		1		1
Fannie Mae Pool #890329 4.00% 4/1/2026[7]		14		14
Fannie Mae Pool #MA1109 4.00% 5/1/2027[7]		1		1
Fannie Mae Pool #MA3653 3.00% 3/1/2029[7]		10		10
Fannie Mae Pool #AL8347 4.00% 3/1/2029[7]		88		87
Fannie Mae Pool #254767 5.50% 6/1/2033[7]		174		179
Fannie Mae Pool #555956 5.50% 12/1/2033[7]		111		114
Fannie Mae Pool #BN1085 4.00% 1/1/2034[7]		355		351
Fannie Mae Pool #929185 5.50% 1/1/2036[7]		352		362
Fannie Mae Pool #893641 6.00% 9/1/2036[7]		559		582
Fannie Mae Pool #893688 6.00% 10/1/2036[7]		142		149
Fannie Mae Pool #AS8554 3.00% 12/1/2036[7]		5,393		5,025
Fannie Mae Pool #907239 6.00% 12/1/2036[7]		31		32
Fannie Mae Pool #928031 6.00% 1/1/2037[7]		53		55
Fannie Mae Pool #888292 6.00% 3/1/2037[7]		477		498
Fannie Mae Pool #AD0249 5.50% 4/1/2037[7]		92		95
Fannie Mae Pool #190379 5.50% 5/1/2037[7]		48		49
Fannie Mae Pool #924952 6.00% 8/1/2037[7]		705		736
Fannie Mae Pool #888637 6.00% 9/1/2037[7]		8		9
Fannie Mae Pool #995674 6.00% 5/1/2038[7]		273		286
Fannie Mae Pool #AD0119 6.00% 7/1/2038[7]		846		884
Fannie Mae Pool #995224 6.00% 9/1/2038[7]		7		7
Fannie Mae Pool #AE0021 6.00% 10/1/2038[7]		260		271
Fannie Mae Pool #AL7164 6.00% 10/1/2038[7]		180		187
Fannie Mae Pool #889983 6.00% 10/1/2038[7]		16		16
Fannie Mae Pool #AD0095 6.00% 11/1/2038[7]		600		627
Fannie Mae Pool #AB0538 6.00% 11/1/2038[7]		100		105
Fannie Mae Pool #995391 6.00% 11/1/2038[7]		12		12
Fannie Mae Pool #AD0833 6.00% 1/1/2039[7]		—	[6]	—	[6]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[7]		55		57
Fannie Mae Pool #AL0013 6.00% 4/1/2040[7]		162		169
Fannie Mae Pool #AL7228 6.00% 4/1/2041[7]		210		219
Fannie Mae Pool #AB4536 6.00% 6/1/2041[7]		370		386
Fannie Mae Pool #MA4387 2.00% 7/1/2041[7]		7,039		6,032
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		8,108		6,934

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS0305 1.50% 1/1/2042[7]	USD	21,193	$17,576
Fannie Mae Pool #MA4520 2.00% 1/1/2042[7]		13,781	11,786
Fannie Mae Pool #AP2131 3.50% 8/1/2042[7]		2,810	2,648
Fannie Mae Pool #AU8813 4.00% 11/1/2043[7]		1,942	1,890
Fannie Mae Pool #AU9348 4.00% 11/1/2043[7]		1,098	1,069
Fannie Mae Pool #AU9350 4.00% 11/1/2043[7]		923	899
Fannie Mae Pool #AL8773 3.50% 2/1/2045[7]		4,855	4,587
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		8,026	7,494
Fannie Mae Pool #AL8354 3.50% 10/1/2045[7]		1,198	1,122
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		2,526	2,372
Fannie Mae Pool #BC7611 4.00% 5/1/2046[7]		111	106
Fannie Mae Pool #AS8310 3.00% 11/1/2046[7]		339	310
Fannie Mae Pool #BD9307 4.00% 11/1/2046[7]		1,289	1,243
Fannie Mae Pool #BD9699 3.50% 12/1/2046[7]		1,442	1,347
Fannie Mae Pool #BE1290 3.50% 2/1/2047[7]		1,919	1,792
Fannie Mae Pool #BM1179 3.00% 4/1/2047[7]		428	390
Fannie Mae Pool #256975 7.00% 10/1/2047[7]		2	2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		1,394	1,302
Fannie Mae Pool #257036 7.00% 11/1/2047[7]		6	6
Fannie Mae Pool #MA3211 4.00% 12/1/2047[7]		2,408	2,326
Fannie Mae Pool #MA3277 4.00% 2/1/2048[7]		10	9
Fannie Mae Pool #BK5255 4.00% 5/1/2048[7]		10	9
Fannie Mae Pool #FM3278 3.50% 11/1/2048[7]		15,369	14,349
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		2,090	1,943
Fannie Mae Pool #CA4756 3.00% 12/1/2049[7]		1,603	1,445
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		5,176	4,477
Fannie Mae Pool #CA6593 2.50% 8/1/2050[7]		11,703	10,129
Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]		363	324
Fannie Mae Pool #CA7737 2.50% 11/1/2050[7]		9,499	8,114
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		1,481	1,282
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		13,332	12,090
Fannie Mae Pool #MA4237 2.00% 1/1/2051[7]		6,339	5,215
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		3,755	3,238
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		4,564	3,748
Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]		5,156	4,606
Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]		620	554
Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]		485	433
Fannie Mae Pool #FM8453 3.00% 8/1/2051[7]		4,511	4,055
Fannie Mae Pool #CB1304 3.00% 8/1/2051[7]		81	73
Fannie Mae Pool #CB1810 3.00% 10/1/2051[7]		155	137
Fannie Mae Pool #CB2078 3.00% 11/1/2051[7]		9,079	8,101
Fannie Mae Pool #CB2286 2.50% 12/1/2051[7]		16,170	13,898
Fannie Mae Pool #CB2375 2.50% 12/1/2051[7]		7,477	6,426
Fannie Mae Pool #CB2319 2.50% 12/1/2051[7]		183	158
Fannie Mae Pool #BT9483 2.50% 12/1/2051[7]		88	76
Fannie Mae Pool #CB2372 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #BT9510 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #FS0182 3.00% 1/1/2052[7]		11,836	10,565
Fannie Mae Pool #BV3076 2.00% 2/1/2052[7]		8,141	6,665
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		61,935	55,889
Fannie Mae Pool #BW2918 4.50% 6/1/2052[7]		5,687	5,517
Fannie Mae Pool #BW1192 4.50% 9/1/2052[7]		713	692
Fannie Mae Pool #CB4852 4.50% 10/1/2052[7]		11,860	11,504
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		920	894
Fannie Mae Pool #FS5554 4.50% 11/1/2052[7]		3,307	3,208
Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]		2,737	2,754
Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]		1,166	1,172
Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]		841	833
Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]		199	200
Fannie Mae Pool #MA5038 5.00% 6/1/2053[7]		50,001	49,486
Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]		708	711

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB6491 6.50% 6/1/2053[7]	USD	1,655	$1,704
Fannie Mae Pool #CB6490 6.50% 6/1/2053[7]		576	591
Fannie Mae Pool #CB6468 6.50% 6/1/2053[7]		416	428
Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]		3,838	3,798
Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]		2,646	2,658
Fannie Mae Pool #MA5139 6.00% 9/1/2053[7]		25,023	25,414
Fannie Mae Pool #MA5165 5.50% 10/1/2053[7]		2,050	2,059
Fannie Mae Pool #BM6736 4.50% 11/1/2059[7]		10,738	10,472
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		3,804	3,266
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		22	24
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[7]		69	71
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[7]		33	28
Freddie Mac Pool #C91912 3.00% 2/1/2037[7]		9,837	9,176
Freddie Mac Pool #G03978 5.00% 3/1/2038[7]		391	398
Freddie Mac Pool #G04553 6.50% 9/1/2038[7]		43	45
Freddie Mac Pool #G08347 4.50% 6/1/2039[7]		59	59
Freddie Mac Pool #RB5071 2.00% 9/1/2040[7]		23,264	20,036
Freddie Mac Pool #C03518 5.00% 9/1/2040[7]		518	527
Freddie Mac Pool #Q05807 4.00% 1/1/2042[7]		1,476	1,440
Freddie Mac Pool #Q23185 4.00% 11/1/2043[7]		1,096	1,068
Freddie Mac Pool #Q23190 4.00% 11/1/2043[7]		724	706
Freddie Mac Pool #760014 2.71% 8/1/2045[7,8]		162	156
Freddie Mac Pool #Q37988 4.00% 12/1/2045[7]		5,032	4,862
Freddie Mac Pool #G60344 4.00% 12/1/2045[7]		4,426	4,276
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		3,971	3,657
Freddie Mac Pool #Q41090 4.50% 6/1/2046[7]		199	198
Freddie Mac Pool #Q41909 4.50% 7/1/2046[7]		203	202
Freddie Mac Pool #760015 2.597% 1/1/2047[7,8]		402	383
Freddie Mac Pool #Q46021 3.50% 2/1/2047[7]		1,116	1,044
Freddie Mac Pool #SI2002 4.00% 3/1/2048[7]		2,112	2,035
Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]		393	351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		31,091	25,589
Freddie Mac Pool #SD7528 2.00% 11/1/2050[7]		16,585	13,813
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		28,629	23,516
Freddie Mac Pool #SD7544 3.00% 7/1/2051[7]		385	346
Freddie Mac Pool #RA5782 2.50% 9/1/2051[7]		9,569	8,244
Freddie Mac Pool #SD7545 2.50% 9/1/2051[7]		6,510	5,621
Freddie Mac Pool #RA5971 3.00% 9/1/2051[7]		6,330	5,679
Freddie Mac Pool #QC6456 3.00% 9/1/2051[7]		679	601
Freddie Mac Pool #SD0734 3.00% 10/1/2051[7]		169	152
Freddie Mac Pool #RA6483 2.50% 12/1/2051[7]		6,439	5,534
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		2,249	1,937
Freddie Mac Pool #SD0813 3.00% 1/1/2052[7]		321	287
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		1,025	945
Freddie Mac Pool #SD7554 2.50% 4/1/2052[7]		87	75
Freddie Mac Pool #SD8214 3.50% 5/1/2052[7]		51	47
Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]		2,297	2,173
Freddie Mac Pool #SD7556 3.00% 8/1/2052[7]		1,327	1,188
Freddie Mac Pool #QE7976 4.50% 8/1/2052[7]		43,571	42,266
Freddie Mac Pool #QE8579 4.50% 8/1/2052[7]		192	186
Freddie Mac Pool #QF0212 4.50% 9/1/2052[7]		878	851
Freddie Mac Pool #QE9497 4.50% 9/1/2052[7]		219	212
Freddie Mac Pool #SD1608 4.50% 9/1/2052[7]		130	127
Freddie Mac Pool #RA7938 5.00% 9/1/2052[7]		1,237	1,227
Freddie Mac Pool #QF1236 4.50% 10/1/2052[7]		1,278	1,240
Freddie Mac Pool #SD2465 4.50% 10/1/2052[7]		87	84
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		6,472	6,408
Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]		1,362	1,349
Freddie Mac Pool #RA8647 4.50% 5/1/2053[7]		88	86
Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]		438	434
Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]		3,133	3,146

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]	USD	771	$793
Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]		666	685
Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]		625	648
Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]		609	633
Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]		422	440
Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]		321	331
Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]		236	242
Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]		173	181
Freddie Mac Pool #SD8341 5.00% 7/1/2053[7]		5,513	5,456
Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]		9,508	9,549
Freddie Mac Pool #SD8362 5.50% 9/1/2053[7]		5,972	5,997
Freddie Mac Pool #SD8367 5.50% 10/1/2053[7]		7,573	7,607
Freddie Mac Pool #SD4053 6.00% 10/1/2053[7]		5,954	6,049
Freddie Mac Pool #SD8372 5.50% 11/1/2053[7]		26,429	26,542
Freddie Mac, Series T041, Class 3A, 4.357% 7/25/2032[7,8]		170	163
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]		2,418	2,211
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[7,8]		1,047	962
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]		4,712	4,335
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]		4,629	4,236
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]		847	747
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]		702	632
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		1,580	1,493
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[7]		1,808	1,615
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		8,382	7,904
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[7]		4,879	4,467
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]		1,921	1,832
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[7]		3,807	3,617
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[7]		2,455	2,278
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[7]		2,394	2,207
Government National Mortgage Assn. 2.50% 1/1/2054[7,9]		4,700	4,112
Government National Mortgage Assn. 3.00% 1/1/2054[7,9]		48,057	43,517
Government National Mortgage Assn. 4.00% 1/1/2054[7,9]		14,284	13,639
Government National Mortgage Assn. 2.50% 2/1/2054[7,9]		9,300	8,157
Government National Mortgage Assn. 3.00% 2/1/2054[7,9]		14,606	13,250
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[7]		427	409
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[7]		298	295
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[7]		178	174
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[7]		7,518	6,370
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[7]		75,406	63,891
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[7]		1,522	1,505
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[7]		433	428
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[7]		158	138
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[7]		13,618	11,911
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052[7]		148	138
Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052[7]		973	851
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[7]		725	675
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		1,644	1,569

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052[7]	USD	33,999	$31,655
Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052[7]		2,488	2,178
Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053[7]		2,195	1,922
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[7]		3,224	3,146
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[7]		30,113	29,384
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[7]		2,085	1,591
Uniform Mortgage-Backed Security 2.50% 1/1/2039[7,9]		351	324
Uniform Mortgage-Backed Security 2.50% 2/1/2039[7,9]		287	264
Uniform Mortgage-Backed Security 2.00% 1/1/2054[7,9]		160,914	131,547
Uniform Mortgage-Backed Security 2.50% 1/1/2054[7,9]		253,330	215,548
Uniform Mortgage-Backed Security 3.00% 1/1/2054[7,9]		53,383	47,229
Uniform Mortgage-Backed Security 3.50% 1/1/2054[7,9]		87,799	80,556
Uniform Mortgage-Backed Security 4.00% 1/1/2054[7,9]		204,916	193,829
Uniform Mortgage-Backed Security 4.50% 1/1/2054[7,9]		95,383	92,469
Uniform Mortgage-Backed Security 5.00% 1/1/2054[7,9]		78,864	78,032
Uniform Mortgage-Backed Security 5.50% 1/1/2054[7,9]		49,170	49,385
Uniform Mortgage-Backed Security 6.00% 1/1/2054[7,9]		44,318	45,004
Uniform Mortgage-Backed Security 6.50% 1/1/2054[7,9]		29,606	30,343
Uniform Mortgage-Backed Security 2.50% 2/1/2054[7,9]		61,700	52,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[7,9]		50,493	46,374
Uniform Mortgage-Backed Security 4.50% 2/1/2054[7,9]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[7,9]		45,300	44,840
Uniform Mortgage-Backed Security 5.50% 2/1/2054[7,9]		49,300	49,523
Uniform Mortgage-Backed Security 6.00% 2/1/2054[7,9]		33,000	33,509
Uniform Mortgage-Backed Security 6.50% 2/1/2054[7,9]		77,898	79,824
			2,212,790

Commercial mortgage-backed securities 0.48%
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056[7]		6,201	6,566
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[7,8]		857	913
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		2,909	2,480
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[7]		1,000	938
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[7]		2,960	2,471
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 6.065% 9/15/2034[2,7,8]		5,711	5,588
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,7,8]		4,505	4,394
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,7,8]		7,968	7,797
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[2,7,8]		5,968	5,783
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,7,8]		6,998	6,892
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[2,7,8]		1,264	1,240
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[2,7,8]		1,141	1,119
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[2,7,8]		5,254	5,185
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[2,7,8]		4,834	4,749
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,7,8]		3,606	3,656
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[7]		187	185
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[7]		4,735	4,605
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[7]		481	472
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[2,7]		3,677	3,799
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,7,8]		1,469	1,457

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[2,7,8]	USD	1,341	$1,322
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[2,7,8]		1,401	1,380
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		3,795	3,073
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/15/2038[2,7,8]		1,355	1,320
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		2,489	2,101
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		1,964	1,655
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[2,7]		868	689
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[2,7,8]		100	67
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[2,7]		1,431	1,153
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.88% 10/15/2038[2,7,8]		1,326	1,318
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[2,7]		13,772	12,184
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[2,7,8]		3,644	3,608
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[7]		308	302
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[7]		234	231
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		2,194	1,817
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,7,8]		4,601	4,529
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[2,7,8]		10,709	10,493
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[2,7,8]		6,379	6,394
			123,925

Collateralized mortgage-backed obligations (privately originated) 0.13%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,7,8]		925	760
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[2,7,8]		865	866
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,7,8]		41	41
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		4,016	3,718
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[7]		137	133
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		5,994	6,681
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[7,8]		110	111
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,7,8]		738	745
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		4,017	3,634
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[2,7,8]		951	952
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[7]		285	276
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,7,8]		4,040	4,026

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[2,7,8]	USD	2,661	$2,188
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[2,7]		3,101	2,946
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[2,7,10]		3,286	3,320
			32,594

Total mortgage-backed obligations			2,369,309

U.S. Treasury bonds & notes 7.76%
U.S. Treasury 7.60%
U.S. Treasury 2.50% 5/15/2024		700	693
U.S. Treasury 2.50% 5/31/2024		100,000	98,900
U.S. Treasury 4.25% 9/30/2024		880	876
U.S. Treasury 1.00% 12/15/2024		10,725	10,346
U.S. Treasury 3.875% 4/30/2025		4,250	4,213
U.S. Treasury 4.625% 6/30/2025		205,260	205,756
U.S. Treasury 4.75% 7/31/2025		71,532	71,868
U.S. Treasury 5.00% 10/31/2025		158,494	160,325
U.S. Treasury 4.875% 11/30/2025		14,279	14,430
U.S. Treasury 0.50% 2/28/2026		42,515	39,298
U.S. Treasury 3.625% 5/15/2026		1,195	1,182
U.S. Treasury 4.375% 8/15/2026		5,363	5,401
U.S. Treasury 0.75% 8/31/2026		52	48
U.S. Treasury 0.875% 9/30/2026		565	519
U.S. Treasury 1.125% 10/31/2026		471	435
U.S. Treasury 4.625% 11/15/2026		7,985	8,113
U.S. Treasury 1.125% 2/28/2027		762	698
U.S. Treasury 2.375% 5/15/2027		880	836
U.S. Treasury 2.625% 5/31/2027		96,250	92,163
U.S. Treasury 0.50% 6/30/2027		36,300	32,250
U.S. Treasury 4.125% 9/30/2027		90,000	90,608
U.S. Treasury 4.00% 2/29/2028		46,200	46,366
U.S. Treasury 3.625% 3/31/2028		10	10
U.S. Treasury 3.50% 4/30/2028		5,600	5,513
U.S. Treasury 1.25% 9/30/2028		3,142	2,785
U.S. Treasury 4.375% 11/30/2028		180,005	184,245
U.S. Treasury 2.875% 4/30/2029		50,000	47,594
U.S. Treasury 1.50% 2/15/2030		26,651	23,233
U.S. Treasury 4.00% 2/28/2030		1,598	1,607
U.S. Treasury 0.625% 5/15/2030		20,225	16,536
U.S. Treasury 4.00% 7/31/2030		100,000	100,596
U.S. Treasury 4.875% 10/31/2030		60,765	64,311
U.S. Treasury 2.875% 5/15/2032		50,000	46,363
U.S. Treasury 4.125% 11/15/2032		723	735
U.S. Treasury 3.50% 2/15/2033		29,540	28,663
U.S. Treasury 3.875% 8/15/2033		122,811	122,734
U.S. Treasury 4.50% 11/15/2033		60,699	63,758
U.S. Treasury 1.125% 5/15/2040		37,775	24,411
U.S. Treasury 1.375% 11/15/2040		27,695	18,427
U.S. Treasury 1.75% 8/15/2041		37,854	26,388
U.S. Treasury 2.00% 11/15/2041		1,181	857
U.S. Treasury 4.75% 11/15/2043		23,140	24,867
U.S. Treasury 2.50% 2/15/2046		3,755	2,823
U.S. Treasury 3.00% 5/15/2047		9,355	7,661
U.S. Treasury 3.00% 2/15/2048		336	275
U.S. Treasury 1.375% 8/15/2050		12,500	6,986
U.S. Treasury 2.25% 2/15/2052		72,025	50,062
U.S. Treasury 4.00% 11/15/2052[11]		8,369	8,278

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 2/15/2053[11]	USD	125,000	$115,733
U.S. Treasury 3.625% 5/15/2053		22,676	21,023
U.S. Treasury 4.125% 8/15/2053		48,194	48,847
			1,950,645

U.S. Treasury inflation-protected securities 0.16%
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,980	25,225
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,800	4,652
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		4,032	3,878
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		8,445	8,022
			41,777

Total U.S. Treasury bonds & notes			1,992,422

Corporate bonds, notes & loans 6.61%
Financials 1.60%
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	5,055
AerCap Ireland Capital DAC 5.75% 6/6/2028		1,371	1,404
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	4,112
AerCap Ireland Capital DAC 3.30% 1/30/2032		1,970	1,715
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,589
AG Issuer, LLC 6.25% 3/1/2028[2]		4,470	4,448
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[2]		1,072	1,128
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[2,10]		7,750	8,001
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[2]		2,100	2,020
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[2]		2,295	2,177
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,276
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[10]		4,810	4,907
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[10]		2,686	2,914
American International Group, Inc. 5.125% 3/27/2033		2,937	2,982
AmWINS Group, Inc. 4.875% 6/30/2029[2]		1,348	1,233
Aretec Group, Inc. 7.50% 4/1/2029[2]		1,250	1,127
Banco Santander, SA 2.746% 5/28/2025		1,200	1,159
Banco Santander, SA 5.147% 8/18/2025		1,400	1,392
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]		2,428	2,160
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[10]		2,250	2,246
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[10]		1,565	1,434
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[10]		2,500	2,609
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		2,098	2,112
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]		1,000	812
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]		14,535	14,576
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	487
Block, Inc. 3.50% 6/1/2031		2,325	2,069
Blue Owl Capital Corp. 4.00% 3/30/2025		102	99
Blue Owl Capital Corp. 3.40% 7/15/2026		1,290	1,200
Blue Owl Capital Corp. II 4.625% 11/26/2024[2]		512	507
Blue Owl Capital Corp. III 3.125% 4/13/2027		2,520	2,229
Blue Owl Credit Income Corp. 4.70% 2/8/2027		2,500	2,364
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[2,10]		3,062	2,835
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[2,10]		2,829	2,463
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[2,10]		400	339
BPCE SA 5.15% 7/21/2024[2]		3,710	3,679
BPCE SA 1.00% 1/20/2026[2]		3,000	2,763
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[2,10]		5,000	5,042
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[2,10]		271	272
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,10]		1,450	1,480
Castlelake Aviation Finance DAC 5.00% 4/15/2027[2]		3,370	3,170
Chubb INA Holdings, Inc. 3.35% 5/3/2026		880	857
Chubb INA Holdings, Inc. 4.35% 11/3/2045		400	377
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[10]		8,000	8,064

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[10]	USD	3,254	$2,900
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]		1,475	1,527
CME Group, Inc. 3.75% 6/15/2028		3,425	3,353
Coinbase Global, Inc. 3.375% 10/1/2028[2]		2,625	2,218
Coinbase Global, Inc. 3.625% 10/1/2031[2]		2,875	2,225
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[2]		820	776
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[2]		715	649
Cooperatieve Rabobank UA 4.375% 8/4/2025		4,500	4,422
Corebridge Financial, Inc. 3.50% 4/4/2025		642	626
Corebridge Financial, Inc. 3.65% 4/5/2027		914	880
Corebridge Financial, Inc. 3.85% 4/5/2029		621	586
Corebridge Financial, Inc. 3.90% 4/5/2032		351	318
Corebridge Financial, Inc. 4.35% 4/5/2042		203	172
Corebridge Financial, Inc. 4.40% 4/5/2052		489	411
Crédit Agricole SA 4.375% 3/17/2025[2]		850	837
Credit Suisse AG 3.625% 9/9/2024		1,500	1,480
Credit Suisse AG 7.95% 1/9/2025		7,750	7,926
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[2,10]		6,000	5,970
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[10]		1,338	1,390
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[10]		6,650	6,108
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]		2,250	2,358
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[10]		750	790
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[10]		300	263
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[10]		1,645	1,693
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[2,10]		7,750	7,828
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	224
Fiserv, Inc. 3.50% 7/1/2029		471	443
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,172
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[10]		2,198	2,011
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[10]		4,000	3,710
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[10]		390	371
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[10]		2,323	1,951
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[10]		2,000	1,533
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[2]		1,150	1,216
Hightower Holding, LLC 6.75% 4/15/2029[2]		870	791
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,989
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[10]		625	610
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[10]		1,500	1,402
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[10]		1,436	1,199
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[10]		400	333
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[10]		7,800	8,294
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,544
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		1,730	1,713
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		300	280
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[2,10]		4,600	4,995
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[2,10]		6,621	6,835
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[10]		2,975	2,735
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]		1,017	939
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[10]		383	347
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]		4,000	3,942
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]		3,740	3,743
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[10]		4,250	4,471
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]		13,025	10,591
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[10]		8,134	8,255

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[10]	USD	1,452	$1,575
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[10]		1,222	1,125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[10]		800	734
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	817
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,698
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	698
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	622
Mastercard, Inc. 4.875% 3/9/2028		3,246	3,348
Mastercard, Inc. 4.85% 3/9/2033		5,758	5,950
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]		1,600	1,629
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,145
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[10]		2,450	2,428
Morgan Stanley 3.125% 7/27/2026		325	311
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]		425	427
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[10]		4,458	4,486
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[10]		4,150	4,231
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[10]		2,500	2,501
Nasdaq, Inc. 5.35% 6/28/2028		1,926	1,985
Nasdaq, Inc. 5.55% 2/15/2034		4,870	5,062
Nasdaq, Inc. 5.95% 8/15/2053		1,938	2,085
Nasdaq, Inc. 6.10% 6/28/2063		411	445
Navient Corp. 5.875% 10/25/2024		1,005	1,006
Navient Corp. 6.75% 6/15/2026		300	305
Navient Corp. 5.50% 3/15/2029		6,480	5,983
Navient Corp. 11.50% 3/15/2031		4,860	5,328
New York Life Global Funding 2.35% 7/14/2026[2]		590	556
New York Life Global Funding 4.55% 1/28/2033[2]		1,263	1,246
Northwestern Mutual Global Funding 1.75% 1/11/2027[2]		2,500	2,289
OneMain Finance Corp. 3.875% 9/15/2028		756	670
Onemain Finance Corp. 7.875% 3/15/2030		2,565	2,643
Osaic Holdings, Inc. 10.75% 8/1/2027[2]		2,420	2,459
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,754
Oxford Finance, LLC 6.375% 2/1/2027[2]		1,125	1,064
PayPal Holdings, Inc. 2.65% 10/1/2026		662	629
PayPal Holdings, Inc. 2.30% 6/1/2030		616	539
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,989
Power Finance Corp., Ltd. 5.25% 8/10/2028		383	384
Power Finance Corp., Ltd. 6.15% 12/6/2028		350	366
Power Finance Corp., Ltd. 4.50% 6/18/2029		554	537
Power Finance Corp., Ltd. 3.95% 4/23/2030		1,213	1,123
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,958
Prudential Financial, Inc. 3.70% 3/13/2051		755	598
Rocket Mortgage, LLC 2.875% 10/15/2026[2]		2,110	1,948
Rocket Mortgage, LLC 3.625% 3/1/2029[2]		1,505	1,364
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,468
Ryan Specialty Group, LLC 4.375% 2/1/2030[2]		270	251
Starwood Property Trust, Inc. 4.375% 1/15/2027[2]		2,180	2,057
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[2,10]		1,000	959
Toronto-Dominion Bank (The) 2.65% 6/12/2024		625	617
Toronto-Dominion Bank (The) 0.75% 9/11/2025		5,375	5,017
Toronto-Dominion Bank (The) 1.25% 9/10/2026		2,425	2,216
Toronto-Dominion Bank (The) 1.95% 1/12/2027		2,500	2,311
Travelers Companies, Inc. 4.00% 5/30/2047		860	743
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[10]		1,677	1,812
U.S. Bancorp 2.375% 7/22/2026		4,000	3,757
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[2,10]		1,568	1,534
UBS Group AG 4.125% 9/24/2025[2]		2,750	2,692
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[2,10]		1,250	1,189

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[2,10,13]	USD	800	$755
UniCredit SpA 4.625% 4/12/2027[2]		625	611
Wells Fargo & Co. 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[10]		8,000	7,703
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		4,337	4,140
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[10]		8,250	8,700
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]		2,000	2,037
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]		8,250	8,980
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		2,149	1,935
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[10]		3,000	2,891
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[10]		3,325	2,708
Westpac Banking Corp. 2.963% 11/16/2040		1,500	1,041
			411,393

Energy 0.75%
Antero Midstream Partners, LP 5.375% 6/15/2029[2]		2,170	2,089
Antero Resources Corp. 7.625% 2/1/2029[2]		955	981
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[2]		2,000	2,016
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[2]		1,270	1,183
Borr IHC, Ltd. 10.00% 11/15/2028[2]		1,318	1,377
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	456
Callon Petroleum Co. 7.50% 6/15/2030[2]		680	687
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	916
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,411
Chesapeake Energy Corp. 5.875% 2/1/2029[2]		2,240	2,198
Chord Energy Corp. 6.375% 6/1/2026[2]		960	961
CITGO Petroleum Corp. 8.375% 1/15/2029[2]		1,450	1,492
Civitas Resources, Inc. 5.00% 10/15/2026[2]		480	466
Civitas Resources, Inc. 8.375% 7/1/2028[2]		1,705	1,782
Civitas Resources, Inc. 8.625% 11/1/2030[2]		525	557
Civitas Resources, Inc. 8.75% 7/1/2031[2]		735	783
CNX Midstream Partners, LP 4.75% 4/15/2030[2]		1,055	949
CNX Resources Corp. 7.25% 3/14/2027[2]		1,725	1,743
CNX Resources Corp. 6.00% 1/15/2029[2]		2,675	2,568
CNX Resources Corp. 7.375% 1/15/2031[2]		553	557
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[2]		4,324	4,768
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[2]		1,215	1,273
Comstock Resources, Inc. 5.875% 1/15/2030[2]		450	391
ConocoPhillips Co. 3.80% 3/15/2052		2,000	1,618
ConocoPhillips Co. 5.30% 5/15/2053		1,015	1,044
ConocoPhillips Co. 5.55% 3/15/2054		1,914	2,034
Constellation Oil Services Holding SA 13.50% 6/30/2025[2,3]		1,038	1,038
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[14]		445	324
Diamond Foreign Asset Co. 8.50% 10/1/2030[2]		575	588
Diamondback Energy, Inc. 6.25% 3/15/2053		500	534
Enbridge Energy Partners, LP 7.50% 4/15/2038		300	350
Enbridge, Inc. 2.50% 1/15/2025		300	291
Enbridge, Inc. 3.70% 7/15/2027		62	60
Enbridge, Inc. 6.70% 11/15/2053		3,732	4,346
Energy Transfer, LP 4.50% 4/15/2024		1,210	1,206
Energy Transfer, LP 4.75% 1/15/2026		2,494	2,479
Energy Transfer, LP 8.00% 4/1/2029[2]		4,265	4,441
Energy Transfer, LP 6.55% 12/1/2033		1,646	1,789
Energy Transfer, LP 5.00% 5/15/2050		1,869	1,669
Enterprise Products Operating, LLC 5.05% 1/10/2026		3,519	3,553
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	478
EQM Midstream Partners, LP 6.50% 7/1/2027[2]		1,090	1,111
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	3,062

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners, LP 7.50% 6/1/2030[2]	USD	642	$691
EQM Midstream Partners, LP 4.75% 1/15/2031[2]		1,635	1,524
Equinor ASA 3.25% 11/10/2024		2,850	2,804
Equinor ASA 3.00% 4/6/2027		4,000	3,827
Equinor ASA 3.625% 9/10/2028		3,685	3,594
Equinor ASA 4.25% 11/23/2041		2,000	1,848
Exxon Mobil Corp. 2.019% 8/16/2024		643	631
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,787
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	785
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,805
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,692
Genesis Energy, LP 7.75% 2/1/2028		470	472
Genesis Energy, LP 8.25% 1/15/2029		720	741
Genesis Energy, LP 8.875% 4/15/2030		934	967
Halliburton Co. 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[2]		850	846
Hess Midstream Operations, LP 5.125% 6/15/2028[2]		1,655	1,598
Hess Midstream Operations, LP 4.25% 2/15/2030[2]		960	884
Hess Midstream Operations, LP 5.50% 10/15/2030[2]		400	388
Hilcorp Energy I, LP 6.00% 4/15/2030[2]		350	340
Hilcorp Energy I, LP 6.00% 2/1/2031[2]		460	445
Hilcorp Energy I, LP 8.375% 11/1/2033[2]		925	981
Jonah Energy, LLC 12.00% 11/5/2025[3]		707	707
Kinder Morgan, Inc. 5.20% 6/1/2033		8,803	8,755
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,186
Marathon Oil Corp. 4.40% 7/15/2027		1,005	981
MPLX, LP 4.125% 3/1/2027		500	490
MPLX, LP 2.65% 8/15/2030		4,273	3,690
MPLX, LP 4.50% 4/15/2038		750	669
MPLX, LP 4.70% 4/15/2048		1,101	951
Nabors Industries, Inc. 9.125% 1/31/2030[2]		1,020	1,025
Nabors Industries, Ltd. 7.25% 1/15/2026[2]		125	120
New Fortress Energy, Inc. 6.75% 9/15/2025[2]		1,460	1,450
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		6,840	6,575
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		11,590	11,715
NGL Energy Partners, LP 6.125% 3/1/2025		3,922	3,917
Noble Finance II, LLC 8.00% 4/15/2030[2]		175	182
Northern Oil and Gas, Inc. 8.75% 6/15/2031[2]		605	631
ONEOK, Inc. 5.55% 11/1/2026		989	1,007
ONEOK, Inc. 5.65% 11/1/2028		1,279	1,325
ONEOK, Inc. 5.80% 11/1/2030		384	399
ONEOK, Inc. 6.05% 9/1/2033		2,649	2,808
ONEOK, Inc. 6.625% 9/1/2053		4,011	4,494
Parkland Corp. 4.625% 5/1/2030[2]		1,035	953
Petroleos Mexicanos 6.875% 10/16/2025		3,755	3,697
Petroleos Mexicanos 5.35% 2/12/2028		1,870	1,623
Pioneer Natural Resources Co. 2.15% 1/15/2031		1,669	1,419
Plains All American Pipeline, LP 3.80% 9/15/2030		113	104
Range Resources Corp. 8.25% 1/15/2029		810	839
Range Resources Corp. 4.75% 2/15/2030[2]		1,670	1,546
Rockies Express Pipeline, LLC 4.95% 7/15/2029[2]		2,689	2,574
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,902
Southwestern Energy Co. 4.75% 2/1/2032		960	889
Sunoco, LP 7.00% 9/15/2028[2]		1,675	1,729
Sunoco, LP 4.50% 5/15/2029		1,050	977
Sunoco, LP 4.50% 4/30/2030		1,255	1,163
TotalEnergies Capital International SA 2.986% 6/29/2041		88	68
TransCanada Pipelines, Ltd. 4.25% 5/15/2028		1,090	1,061
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		598	569
TransCanada Pipelines, Ltd. 4.75% 5/15/2038		2,000	1,857
TransCanada Pipelines, Ltd. 4.875% 5/15/2048		700	643

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Valero Energy Corp. 4.00% 4/1/2029	USD	4,000	$3,853
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[2]		840	741
Venture Global LNG, Inc. 8.375% 6/1/2031[2]		3,905	3,909
Weatherford International, Ltd. 6.50% 9/15/2028[2]		1,981	2,052
Weatherford International, Ltd. 8.625% 4/30/2030[2]		8,825	9,222
Williams Companies, Inc. 3.50% 11/15/2030		1,094	1,002
			192,744

Consumer discretionary 0.69%
Acushnet Co. 7.375% 10/15/2028[2]		400	418
Advance Auto Parts, Inc. 3.90% 4/15/2030		813	730
Advance Auto Parts, Inc. 3.50% 3/15/2032		458	379
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		501	415
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		766	721
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		1,660	1,511
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,831
American Honda Finance Corp. 3.50% 2/15/2028		750	721
Asbury Automotive Group, Inc. 4.625% 11/15/2029[2]		2,115	1,960
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		1,065	974
Caesars Entertainment, Inc. 6.25% 7/1/2025[2]		2,815	2,825
Carnival Corp. 5.75% 3/1/2027[2]		4,525	4,417
Carnival Corp. 4.00% 8/1/2028[2]		3,875	3,605
Carnival Corp. 6.00% 5/1/2029[2]		775	746
Carnival Corp. 7.00% 8/15/2029[2]		365	381
Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[2]		2,437	2,437
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		2,000	1,958
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		1,783	1,789
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[2]		2,400	2,209
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		450	434
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]		604	608
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		1,350	1,203
Fertitta Entertainment, LLC 4.625% 1/15/2029[2]		3,580	3,252
Fertitta Entertainment, LLC 6.75% 1/15/2030[2]		1,790	1,574
Ford Motor Co. 4.75% 1/15/2043		7,354	6,079
Ford Motor Co. 5.291% 12/8/2046		5,006	4,416
Ford Motor Credit Co., LLC 6.95% 3/6/2026		5,165	5,293
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,845	2,974
Ford Motor Credit Co., LLC 6.798% 11/7/2028		2,111	2,210
Ford Motor Credit Co., LLC 7.20% 6/10/2030		15,000	15,992
Ford Motor Credit Co., LLC 4.00% 11/13/2030		1,915	1,720
Ford Motor Credit Co., LLC 7.122% 11/7/2033		1,425	1,536
Gap, Inc. 3.625% 10/1/2029[2]		486	416
Gap, Inc. 3.875% 10/1/2031[2]		323	266
Hanesbrands, Inc. 4.875% 5/15/2026[2]		2,700	2,606
Hanesbrands, Inc. 9.00% 2/15/2031[2]		370	363
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[2]		1,885	1,729
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[2]		3,580	3,307
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,662
Home Depot, Inc. 3.90% 12/6/2028		825	813
Home Depot, Inc. 2.95% 6/15/2029		1,174	1,104
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,512
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,809
Home Depot, Inc. 4.50% 12/6/2048		428	404
Hyundai Capital America 1.00% 9/17/2024[2]		3,025	2,929
Hyundai Capital America 1.50% 6/15/2026[2]		850	777
Hyundai Capital America 1.65% 9/17/2026[2]		3,075	2,796
Hyundai Capital America 2.375% 10/15/2027[2]		2,579	2,324
Hyundai Capital America 2.10% 9/15/2028[2]		3,075	2,690
International Game Technology PLC 5.25% 1/15/2029[2]		5,490	5,379

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
KB Home 7.25% 7/15/2030	USD	1,295	$1,342
Kontoor Brands, Inc. 4.125% 11/15/2029[2]		910	824
LCM Investments Holdings II, LLC 4.875% 5/1/2029[2]		590	549
LCM Investments Holdings II, LLC 8.25% 8/1/2031[2]		765	799
Light and Wonder International, Inc. 7.00% 5/15/2028[2]		750	758
Light and Wonder International, Inc. 7.25% 11/15/2029[2]		2,240	2,296
Lindblad Expeditions, LLC 6.75% 2/15/2027[2]		775	772
Lithia Motors, Inc. 3.875% 6/1/2029[2]		2,900	2,622
Lithia Motors, Inc. 4.375% 1/15/2031[2]		1,025	933
Marriott International, Inc. 4.90% 4/15/2029		1,207	1,216
Marriott International, Inc. 2.75% 10/15/2033		2,500	2,064
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[2]		620	547
McDonald’s Corp. 4.60% 9/9/2032		716	723
McDonald’s Corp. 4.95% 8/14/2033		559	575
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[2]		1,710	1,585
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[2]		1,500	1,516
NCL Corp., Ltd. 5.875% 2/15/2027[2]		2,450	2,430
NCL Corp., Ltd. 7.75% 2/15/2029[2]		1,375	1,385
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[2]		1,345	1,294
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[2,14]		1,191	1,164
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,225
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[2]		3,120	3,016
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[2]		4,520	4,477
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[2]		650	642
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[2]		1,408	1,497
Sally Holdings, LLC 5.625% 12/1/2025		730	731
Sands China, Ltd. 2.55% 3/8/2027		2,075	1,888
Sonic Automotive, Inc. 4.625% 11/15/2029[2]		3,035	2,766
Sonic Automotive, Inc. 4.875% 11/15/2031[2]		1,325	1,183
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		2,200	1,999
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		2,500	2,590
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		2,150	1,800
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		2,000	2,157
Tempur Sealy International, Inc. 4.00% 4/15/2029[2]		850	769
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	398
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,327
Travel + Leisure Co. 4.50% 12/1/2029[2]		2,100	1,883
Travel + Leisure Co. 4.625% 3/1/2030[2]		1,300	1,164
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[2]		3,845	3,803
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[2]		2,255	2,110
			176,195

Communication services 0.66%
Alphabet, Inc. 1.998% 8/15/2026		500	472
Alphabet, Inc. 1.90% 8/15/2040		375	260
Alphabet, Inc. 2.25% 8/15/2060		265	164
AT&T, Inc. 3.50% 9/15/2053		5,140	3,734
CCO Holdings, LLC 4.75% 3/1/2030[2]		2,658	2,433
CCO Holdings, LLC 4.50% 8/15/2030[2]		3,500	3,160
CCO Holdings, LLC 4.25% 2/1/2031[2]		4,286	3,751
CCO Holdings, LLC 4.75% 2/1/2032[2]		2,150	1,899
CCO Holdings, LLC 4.50% 5/1/2032		2,868	2,460
CCO Holdings, LLC 4.50% 6/1/2033[2]		157	133
CCO Holdings, LLC 4.25% 1/15/2034[2]		116	94
Charter Communications Operating, LLC 4.908% 7/23/2025		500	496
Charter Communications Operating, LLC 5.25% 4/1/2053		3,750	3,146
Comcast Corp. 2.35% 1/15/2027		4,000	3,757
Comcast Corp. 4.80% 5/15/2033		2,416	2,447
Comcast Corp. 2.887% 11/1/2051		2,571	1,741
Comcast Corp. 5.35% 5/15/2053		1,490	1,543

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Connect Finco SARL 6.75% 10/1/2026[2]	USD	1,675	$1,666
CSC Holdings, LLC 3.375% 2/15/2031[2]		1,875	1,370
DIRECTV Financing, LLC 5.875% 8/15/2027[2]		3,655	3,437
DISH DBS Corp. 5.875% 11/15/2024		4,955	4,651
DISH Network Corp. 11.75% 11/15/2027[2]		5,000	5,223
Embarq Corp. 7.995% 6/1/2036		7,384	4,624
Fox Corp. 4.03% 1/25/2024		1,120	1,119
Frontier Communications Holdings, LLC 5.875% 10/15/2027[2]		1,565	1,513
Frontier Communications Holdings, LLC 5.00% 5/1/2028[2]		7,210	6,670
Frontier Communications Holdings, LLC 6.75% 5/1/2029[2]		4,400	3,939
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,565
Frontier Communications Holdings, LLC 6.00% 1/15/2030[2]		1,900	1,623
Frontier Communications Holdings, LLC 8.75% 5/15/2030[2]		1,100	1,132
Frontier Communications Holdings, LLC 8.625% 3/15/2031[2]		1,000	1,020
Gray Escrow II, Inc. 5.375% 11/15/2031[2]		4,275	3,230
Gray Television, Inc. 5.875% 7/15/2026[2]		975	949
Gray Television, Inc. 4.75% 10/15/2030[2]		1,850	1,395
Intelsat Jackson Holdings SA 6.50% 3/15/2030[2]		5,516	5,268
Ligado Networks, LLC 15.50% PIK 11/11/2023[2,14,15]		5,837	1,116
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[3,14,15,16]		459	436
Midas OpCo Holdings, LLC 5.625% 8/15/2029[2]		3,205	2,952
Netflix, Inc. 4.875% 4/15/2028		1,250	1,268
Netflix, Inc. 5.875% 11/15/2028		2,175	2,295
Netflix, Inc. 6.375% 5/15/2029		50	54
Netflix, Inc. 5.375% 11/15/2029[2]		25	26
News Corp. 3.875% 5/15/2029[2]		875	805
Nexstar Media, Inc. 4.75% 11/1/2028[2]		3,950	3,643
SBA Tower Trust 1.631% 11/15/2026[2]		8,707	7,783
Scripps Escrow II, Inc. 3.875% 1/15/2029[2]		2,325	2,059
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		3,575	3,309
Sirius XM Radio, Inc. 4.125% 7/1/2030[2]		950	848
Sirius XM Radio, Inc. 3.875% 9/1/2031[2]		3,827	3,279
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		123	122
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,316
Tencent Holdings, Ltd. 2.39% 6/3/2030		566	483
T-Mobile USA, Inc. 1.50% 2/15/2026		500	466
T-Mobile USA, Inc. 2.05% 2/15/2028		325	293
T-Mobile USA, Inc. 4.95% 3/15/2028		1,918	1,945
T-Mobile USA, Inc. 4.80% 7/15/2028		4,000	4,036
T-Mobile USA, Inc. 5.75% 1/15/2054		2,000	2,118
T-Mobile USA, Inc. 6.00% 6/15/2054		4,666	5,122
Univision Communications, Inc. 6.625% 6/1/2027[2]		6,300	6,287
Univision Communications, Inc. 8.00% 8/15/2028[2]		300	310
Univision Communications, Inc. 4.50% 5/1/2029[2]		5,300	4,735
Univision Communications, Inc. 7.375% 6/30/2030[2]		725	724
Verizon Communications, Inc. 2.55% 3/21/2031		410	354
Verizon Communications, Inc. 2.355% 3/15/2032		2,944	2,450
Verizon Communications, Inc. 5.05% 5/9/2033		3,696	3,772
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,670
Virgin Media Secured Finance PLC 4.50% 8/15/2030[2]		2,115	1,886
VMED O2 UK Financing I PLC 4.25% 1/31/2031[2]		4,525	3,957
VMED O2 UK Financing I PLC 4.75% 7/15/2031[2]		225	201
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,615
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,807	3,726
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		1,018	976
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		1,435	1,362
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		1,754	1,606

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	500	$441
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		1,500	1,288
Ziggo BV 4.875% 1/15/2030[2]		725	648
			168,866

Health care 0.66%
AbbVie, Inc. 3.80% 3/15/2025		206	203
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,386
AdaptHealth, LLC 6.125% 8/1/2028[2]		645	557
AdaptHealth, LLC 4.625% 8/1/2029[2]		1,870	1,446
AdaptHealth, LLC 5.125% 3/1/2030[2]		1,010	789
Amgen, Inc. 5.25% 3/2/2030		1,244	1,279
Amgen, Inc. 5.60% 3/2/2043		1,500	1,551
Amgen, Inc. 5.65% 3/2/2053		878	924
Amgen, Inc. 4.40% 2/22/2062		1,697	1,435
Amgen, Inc. 5.75% 3/2/2063		258	271
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,675
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	640
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,115
Bausch Health Companies, Inc. 5.50% 11/1/2025[2]		6,275	5,746
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		7,450	4,496
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,849
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,344
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,849
Bayer US Finance, LLC 6.125% 11/21/2026[2]		6,047	6,150
Bayer US Finance, LLC 6.25% 1/21/2029[2]		3,451	3,530
Becton, Dickinson and Co. 3.363% 6/6/2024		198	196
Boston Scientific Corp. 3.45% 3/1/2024		313	312
Centene Corp. 4.25% 12/15/2027		565	545
Centene Corp. 4.625% 12/15/2029		1,265	1,214
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[2]		1,255	1,168
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[2]		3,675	3,079
CVS Health Corp. 5.00% 1/30/2029		3,831	3,903
CVS Health Corp. 5.30% 6/1/2033		4,018	4,125
CVS Health Corp. 5.875% 6/1/2053		1,250	1,316
Elevance Health, Inc. 2.375% 1/15/2025		818	795
Elevance Health, Inc. 4.90% 2/8/2026		1,417	1,414
Elevance Health, Inc. 4.75% 2/15/2033		811	812
Elevance Health, Inc. 5.125% 2/15/2053		344	345
Eli Lilly and Co. 3.375% 3/15/2029		1,353	1,302
Eli Lilly and Co. 4.70% 2/27/2033		1,543	1,583
Eli Lilly and Co. 4.875% 2/27/2053		447	463
Gilead Sciences, Inc. 5.25% 10/15/2033		6,142	6,405
Gilead Sciences, Inc. 5.55% 10/15/2053		5,288	5,734
HCA, Inc. 3.375% 3/15/2029		804	742
HCA, Inc. 3.625% 3/15/2032		1,000	895
HCA, Inc. 4.375% 3/15/2042		1,500	1,269
HCA, Inc. 4.625% 3/15/2052		1,450	1,235
Jazz Securities DAC 4.375% 1/15/2029[2]		1,975	1,841
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028		2,213	2,205
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		4,000	4,003
Merck & Co., Inc. 1.90% 12/10/2028		600	540
Merck & Co., Inc. 2.75% 12/10/2051		1,103	759
Molina Healthcare, Inc. 3.875% 11/15/2030[2]		2,899	2,609
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		3,855	3,373
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,628
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,211
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,236
Owens & Minor, Inc. 4.50% 3/31/2029[2]		5,065	4,473
Owens & Minor, Inc. 6.625% 4/1/2030[2]		1,495	1,429

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Par Pharmaceutical, Inc. 7.50% 4/1/2027[2]	USD	9,648	$6,185
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,750	1,750
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		1,750	1,763
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		503	504
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		1,500	1,496
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,16]		3,734	3,021
RP Escrow Issuer, LLC 5.25% 12/15/2025[2]		2,080	1,666
Summa Health 3.511% 11/15/2051		1,655	1,189
Tenet Healthcare Corp. 4.875% 1/1/2026		2,875	2,845
Tenet Healthcare Corp. 4.25% 6/1/2029		2,060	1,920
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,253	2,248
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		17,790	16,485
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		11,995	11,469
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		3,550	2,408
			168,343

Industrials 0.57%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[2]		838	832
Allison Transmission, Inc. 3.75% 1/30/2031[2]		3,445	3,048
Avis Budget Car Rental, LLC 5.75% 7/15/2027[2]		1,025	983
Avis Budget Car Rental, LLC 5.375% 3/1/2029[2]		2,450	2,269
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		1,587	1,566
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		1,126	1,088
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[2]		1,975	1,913
Boeing Co. 4.875% 5/1/2025		946	942
Boeing Co. 3.10% 5/1/2026		251	241
Boeing Co. 3.25% 2/1/2028		2,000	1,899
Boeing Co. 5.15% 5/1/2030		1,100	1,120
Boeing Co. 3.60% 5/1/2034		2,500	2,210
Boeing Co. 5.805% 5/1/2050		2,500	2,591
Bombardier, Inc. 7.125% 6/15/2026[2]		3,181	3,169
Bombardier, Inc. 7.875% 4/15/2027[2]		8,570	8,580
Bombardier, Inc. 7.50% 2/1/2029[2]		1,025	1,043
Brink’s Co. (The) 4.625% 10/15/2027[2]		2,385	2,276
BWX Technologies, Inc. 4.125% 4/15/2029[2]		1,025	936
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,385	1,278
Canadian Pacific Railway Co. 3.10% 12/2/2051		829	600
Carrier Global Corp. 6.20% 3/15/2054[2]		328	380
Chart Industries, Inc. 7.50% 1/1/2030[2]		1,347	1,410
Clarivate Science Holdings Corp. 3.875% 7/1/2028[2]		590	557
Clarivate Science Holdings Corp. 4.875% 7/1/2029[2]		520	489
CoreLogic, Inc. 4.50% 5/1/2028[2]		6,075	5,328
Covanta Holding Corp. 4.875% 12/1/2029[2]		1,035	906
CSX Corp. 4.25% 3/15/2029		1,062	1,062
CSX Corp. 2.50% 5/15/2051		1,125	728
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,594
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,683
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,360
Icahn Enterprises, LP 4.75% 9/15/2024		2,090	2,079
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,065
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,275
L3Harris Technologies, Inc. 5.40% 7/31/2033		4,530	4,712
L3Harris Technologies, Inc. 5.60% 7/31/2053		3,945	4,204
Lockheed Martin Corp. 5.10% 11/15/2027		951	982
Lockheed Martin Corp. 4.45% 5/15/2028		2,906	2,923
Lockheed Martin Corp. 5.25% 1/15/2033		4,742	5,032
Lockheed Martin Corp. 4.75% 2/15/2034		7,750	7,892
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	2,082
Masco Corp. 1.50% 2/15/2028		774	678

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 2.00% 2/15/2031	USD	497	$409
Masco Corp. 3.125% 2/15/2051		230	161
Norfolk Southern Corp. 4.45% 3/1/2033		654	646
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,956
Norfolk Southern Corp. 5.35% 8/1/2054		4,136	4,304
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,779
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,342
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,991
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[2]		311	332
RTX Corp. 5.15% 2/27/2033		2,669	2,721
RTX Corp. 5.375% 2/27/2053		3,950	4,017
RTX Corp. 6.40% 3/15/2054		8,559	9,916
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		2,382	2,610
Spirit AeroSystems, Inc. 9.75% 11/15/2030[2]		1,730	1,862
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[2]		2,000	1,966
TransDigm, Inc. 6.25% 3/15/2026[2]		2,476	2,474
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,157
Triumph Group, Inc. 7.75% 8/15/2025		2,375	2,369
Triumph Group, Inc. 9.00% 3/15/2028[2]		3,227	3,435
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,151
Union Pacific Corp. 2.95% 3/10/2052		1,000	710
Union Pacific Corp. 3.839% 3/20/2060		546	446
Union Pacific Corp. 3.799% 4/6/2071		545	431
United Rentals (North America), Inc. 3.875% 2/15/2031		2,785	2,534
United Rentals (North America), Inc. 3.75% 1/15/2032		215	190
XPO, Inc. 7.125% 6/1/2031[2]		800	829
			147,743

Materials 0.44%
Alcoa Nederland Holding BV 4.125% 3/31/2029[2]		491	456
Anglo American Capital PLC 2.25% 3/17/2028[2]		484	432
Anglo American Capital PLC 2.625% 9/10/2030[2]		2,500	2,129
Anglo American Capital PLC 3.95% 9/10/2050[2]		1,281	976
ATI, Inc. 4.875% 10/1/2029		710	663
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[2]		855	890
Ball Corp. 3.125% 9/15/2031		3,520	3,039
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030		2,250	2,332
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		1,108	1,134
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		2,752	2,855
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		2,250	2,457
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[2]		935	802
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,591
Celanese US Holdings, LLC 6.55% 11/15/2030		4,291	4,541
Celanese US Holdings, LLC 6.70% 11/15/2033		2,306	2,502
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,978
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[2]		2,525	2,346
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[2]		2,275	2,310
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[2]		775	702
CVR Partners, LP 6.125% 6/15/2028[2]		745	696
Dow Chemical Co. (The) 3.60% 11/15/2050		1,328	1,028
First Quantum Minerals, Ltd. 7.50% 4/1/2025[2]		9,554	9,118
First Quantum Minerals, Ltd. 6.875% 3/1/2026[2]		4,925	4,415
First Quantum Minerals, Ltd. 6.875% 10/15/2027[2]		5,940	5,056
FXI Holdings, Inc. 12.25% 11/15/2026[2]		4,517	4,031
FXI Holdings, Inc. 12.25% 11/15/2026[2]		2,181	1,957
Glencore Funding, LLC 4.125% 3/12/2024[2]		945	942
INEOS Finance PLC 6.75% 5/15/2028[2]		1,985	1,952
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		5,400	4,737
Kaiser Aluminum Corp. 4.625% 3/1/2028[2]		2,495	2,311

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Linde, Inc. 1.10% 8/10/2030	USD	2,938	$2,434
LSB Industries, Inc. 6.25% 10/15/2028[2]		860	817
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	1,027
LYB International Finance III, LLC 4.20% 5/1/2050		1,186	947
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,850
Methanex Corp. 5.125% 10/15/2027		6,305	6,166
Mineral Resources, Ltd. 9.25% 10/1/2028[2]		945	1,006
Mineral Resources, Ltd. 8.50% 5/1/2030[2]		1,525	1,592
Mosaic Co. 4.05% 11/15/2027		1,050	1,025
NOVA Chemicals Corp. 4.25% 5/15/2029[2]		1,875	1,581
Novelis Corp. 3.875% 8/15/2031[2]		1,115	984
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[2]		3,485	3,264
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[2]		1,230	1,149
Sherwin-Williams Co. 3.125% 6/1/2024		275	272
Sherwin-Williams Co. 3.80% 8/15/2049		5,208	4,186
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,401	1,264
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[8,14,16]		1,124	1,123
Warrior Met Coal, Inc. 7.875% 12/1/2028[2]		2,212	2,204
Westlake Corp. 4.375% 11/15/2047		500	418
			113,718

Real estate 0.36%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	306
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,172
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,708
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,190
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,191
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	362
American Tower Corp. 1.45% 9/15/2026		2,369	2,160
American Tower Corp. 3.55% 7/15/2027		1,425	1,368
American Tower Corp. 3.60% 1/15/2028		1,000	954
American Tower Corp. 1.50% 1/31/2028		2,500	2,186
American Tower Corp. 2.30% 9/15/2031		1,500	1,241
American Tower Corp. 2.95% 1/15/2051		2,000	1,335
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[2]		1,265	984
Boston Properties, LP 6.50% 1/15/2034		2,223	2,347
Essex Portfolio, LP 3.875% 5/1/2024		1,000	994
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,671
Extra Space Storage, LP 2.35% 3/15/2032		1,385	1,130
GLP Capital, LP 3.35% 9/1/2024		1,263	1,247
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	349
Howard Hughes Corp. (The) 5.375% 8/1/2028[2]		1,450	1,396
Howard Hughes Corp. (The) 4.125% 2/1/2029[2]		2,340	2,089
Howard Hughes Corp. (The) 4.375% 2/1/2031[2]		3,520	3,059
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,912
Iron Mountain, Inc. 5.25% 7/15/2030[2]		3,785	3,607
Iron Mountain, Inc. 4.50% 2/15/2031[2]		2,650	2,405
Kennedy-Wilson, Inc. 4.75% 3/1/2029		4,045	3,382
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,520	2,046
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,260	1,798
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[2]		3,842	3,624
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[2]		2,205	1,991
Park Intermediate Holdings, LLC 4.875% 5/15/2029[2]		2,280	2,113
Prologis, LP 4.875% 6/15/2028		2,357	2,389
Prologis, LP 4.75% 6/15/2033		4,359	4,421
Prologis, LP 5.125% 1/15/2034		2,000	2,066
Prologis, LP 5.25% 6/15/2053		1,365	1,427
Public Storage Operating Co. 1.85% 5/1/2028		2,490	2,238
Public Storage Operating Co. 1.95% 11/9/2028		2,027	1,809

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Public Storage Operating Co. 2.30% 5/1/2031	USD	719	$618
RHP Hotel Properties, LP 4.50% 2/15/2029[2]		1,300	1,210
RLJ Lodging Trust, LP 4.00% 9/15/2029[2]		1,240	1,116
Scentre Group Trust 1 3.50% 2/12/2025[2]		3,075	3,010
Scentre Group Trust 1 3.25% 10/28/2025[2]		1,000	965
Scentre Group Trust 1 3.75% 3/23/2027[2]		2,430	2,332
Service Properties Trust 4.50% 3/15/2025		1,385	1,354
Service Properties Trust 5.25% 2/15/2026		510	496
Service Properties Trust 4.75% 10/1/2026		1,265	1,182
Service Properties Trust 4.95% 2/15/2027		595	539
Service Properties Trust 5.50% 12/15/2027		655	600
Service Properties Trust 8.625% 11/15/2031[2]		775	812
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,616
Sun Communities Operating, LP 2.70% 7/15/2031		876	731
UDR, Inc. 2.95% 9/1/2026		760	722
			91,970

Information technology 0.34%
Adobe, Inc. 1.90% 2/1/2025		366	355
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,141
Analog Devices, Inc. 2.10% 10/1/2031		1,212	1,032
Analog Devices, Inc. 2.80% 10/1/2041		1,461	1,091
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,400
Broadcom, Inc. 1.95% 2/15/2028[2]		1,407	1,263
Broadcom, Inc. 2.60% 2/15/2033[2]		2,524	2,081
Broadcom, Inc. 3.469% 4/15/2034[2]		193	168
Cloud Software Group, Inc. 6.50% 3/31/2029[2]		2,000	1,907
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,16]		4,588	4,503
CommScope Technologies, LLC 6.00% 6/15/2025[2]		2,275	1,856
CommScope Technologies, LLC 5.00% 3/15/2027[2]		2,378	992
CommScope, Inc. 6.00% 3/1/2026[2]		4,290	3,828
CommScope, Inc. 8.25% 3/1/2027[2]		967	511
CommScope, Inc. 7.125% 7/1/2028[2]		908	432
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,16]		2,045	1,831
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[2,8,16]		20,375	21,012
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8,16]		73	72
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8,16]		2,647	2,607
Hughes Satellite Systems Corp. 5.25% 8/1/2026		3,750	3,304
Hughes Satellite Systems Corp. 6.625% 8/1/2026		3,803	3,002
Intel Corp. 5.20% 2/10/2033		4,750	4,964
Intel Corp. 5.70% 2/10/2053		3,250	3,517
Intuit, Inc. 0.95% 7/15/2025		1,530	1,442
Intuit, Inc. 1.35% 7/15/2027		1,395	1,259
Microsoft Corp. 2.921% 3/17/2052		4,814	3,557
NCR Atleos Corp. 9.50% 4/1/2029[2]		2,694	2,865
NCR Voyix Corp. 5.125% 4/15/2029[2]		1,650	1,570
Oracle Corp. 3.60% 4/1/2050		2,794	2,072
Oracle Corp. 5.55% 2/6/2053		2,556	2,560
Synaptics, Inc. 4.00% 6/15/2029[2]		875	786
Unisys Corp. 6.875% 11/1/2027[2]		725	653
Viasat, Inc. 5.625% 9/15/2025[2]		825	805
Viasat, Inc. 5.625% 4/15/2027[2]		225	218

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Viasat, Inc. 6.50% 7/15/2028[2]	USD	1,275	$1,049
Viasat, Inc. 7.50% 5/30/2031[2]		6,147	4,833
Viavi Solutions, Inc. 3.75% 10/1/2029[2]		725	636
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,4,10]		1,005	1,023
			88,197

Consumer staples 0.29%
7-Eleven, Inc. 0.80% 2/10/2024[2]		1,700	1,690
7-Eleven, Inc. 0.95% 2/10/2026[2]		825	763
7-Eleven, Inc. 1.30% 2/10/2028[2]		2,500	2,189
Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040		2,500	2,338
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		290	275
BAT Capital Corp. 6.343% 8/2/2030		1,191	1,251
BAT Capital Corp. 6.421% 8/2/2033		1,290	1,351
BAT Capital Corp. 7.079% 8/2/2043		3,825	4,066
BAT Capital Corp. 4.54% 8/15/2047		940	723
BAT Capital Corp. 7.081% 8/2/2053		4,250	4,548
BAT International Finance PLC 5.931% 2/2/2029		5,376	5,589
Central Garden & Pet Co. 4.125% 4/30/2031[2]		1,395	1,234
Coca-Cola Co. 1.00% 3/15/2028		940	829
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	4,053
Constellation Brands, Inc. 3.60% 2/15/2028		625	600
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Coty, Inc. 4.75% 1/15/2029[2]		1,680	1,604
J. M. Smucker Co. (The) 5.90% 11/15/2028		2,662	2,801
J. M. Smucker Co. (The) 6.20% 11/15/2033		1,734	1,892
J. M. Smucker Co. (The) 6.50% 11/15/2043		256	286
J. M. Smucker Co. (The) 6.50% 11/15/2053		899	1,038
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[2]		2,990	2,918
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[2]		2,210	2,039
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,771
PepsiCo, Inc. 3.625% 3/19/2050		777	652
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,226
Philip Morris International, Inc. 2.875% 5/1/2024		788	781
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,967
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,130
Philip Morris International, Inc. 4.875% 2/15/2028		6,000	6,068
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,555
Philip Morris International, Inc. 5.125% 2/15/2030		4,166	4,237
Post Holdings, Inc. 4.625% 4/15/2030[2]		2,886	2,658
Prestige Brands, Inc. 3.75% 4/1/2031[2]		1,115	976
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,904
Simmons Foods, Inc. 4.625% 3/1/2029[2]		560	485
			74,737

Utilities 0.25%
Ameren Corp. 2.50% 9/15/2024		969	948
Calpine Corp. 3.75% 3/1/2031[2]		1,975	1,735
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	951
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,106
Duke Energy Indiana, LLC 3.25% 10/1/2049		850	618
Duke Energy Progress, LLC 3.70% 10/15/2046		457	357
Duke Energy Progress, LLC 2.50% 8/15/2050		202	127
Duke Energy Progress, LLC 2.90% 8/15/2051		91	62
Edison International 3.55% 11/15/2024		2,200	2,161
EDP Finance BV 3.625% 7/15/2024[2]		4,100	4,051
Electricité de France SA 6.25% 5/23/2033[2]		1,275	1,381
Electricité de France SA 4.75% 10/13/2035[2]		782	743

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,10]	USD	1,475	$1,650
Emera US Finance, LP 3.55% 6/15/2026		320	308
Enel Américas SA 4.00% 10/25/2026		245	239
Entergy Corp. 2.80% 6/15/2030		3,325	2,928
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,588
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		675	613
MidAmerican Energy Co. 5.35% 1/15/2034		500	527
MidAmerican Energy Co. 5.85% 9/15/2054		875	970
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025		650	656
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		4,950	5,277
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	113
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,429
Pacific Gas and Electric Co. 6.95% 3/15/2034		2,425	2,667
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	73
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	866
PacifiCorp 4.125% 1/15/2049		4,000	3,245
PG&E Corp. 5.00% 7/1/2028		3,750	3,651
PG&E Corp. 5.25% 7/1/2030		3,400	3,283
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	442
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,815
Southern California Edison Co. 2.85% 8/1/2029		4,450	4,060
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,745
Southern California Edison Co. 5.75% 4/1/2035		675	704
Southern California Edison Co. 5.35% 7/15/2035		3,000	3,113
Southern California Edison Co. 4.00% 4/1/2047		264	216
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[2]		1,030	936
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
Xcel Energy, Inc. 2.60% 12/1/2029		1,131	1,014
			63,537

Total corporate bonds, notes & loans			1,697,443

Asset-backed obligations 2.07%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		360	351
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.605% 1/15/2030[2,7,8]		1,262	1,262
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.605% 10/16/2030[2,7,8]		1,510	1,509
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[7]		12,228	12,026
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[7]		2,525	2,525
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.597% 1/22/2028[2,7,8]		1,203	1,202
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		1,550	1,546
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		20,244	18,904
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		138	131
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		11,617	10,580
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[2,7]		32,377	32,819
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,7]		5,535	5,664
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[7]		6,633	6,676

158	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[2,7,8]	USD	5,523	$5,521
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[2,7]		360	340
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		4,545	3,946
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		416	378
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.619% 7/27/2030[2,7,8]		2,775	2,774
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		5,140	4,755
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,720	1,469
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,034	5,400
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD CME Term SOFR + 0.734%) 6.091% 4/22/2026[7,8]		4,960	4,966
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23% 12/8/2027[7]		4,553	4,590
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		1,255	1,124
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[2,7]		4,687	4,193
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		1,005	903
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[2,7]		1,396	1,233
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033[2,7]		1,958	1,987
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[2,7]		2,380	2,381
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[2,7]		2,456	2,458
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[2,7,8]		3,288	3,287
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		302	267
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[2,7]		3,382	3,327
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		2,500	2,473
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[2,7]		4,434	4,449
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		49	49
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		5,942	5,510
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[2,7]		1,743	1,744
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[2,7]		6,000	5,995
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		9,605	9,410
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[2,7]		8,861	8,565
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,7]		6,693	6,846
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		582	528
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[2,7]		234	212
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,7]		2,077	1,969
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,7]		8,727	8,039
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		10,941	10,047
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		3,525	3,146
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		5,247	4,712
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		415	367
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[7]		1,774	1,787
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[2,7]		9,657	10,079
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[2,7,8]		2,057	2,058
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,3,7]		5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		8,452	8,162
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		634	611
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		405	390
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[2,7]		8,089	7,734
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[2,7]		8,390	8,176
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		5,565	5,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		685	620
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		429	385
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[2,7]		4,900	4,463
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[2,7]		4,960	4,734
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[2,7]		5,141	5,340
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[7]		944	943
Honda Auto Receivables Owner Trust, Series 2023-3, Class A2, 5.71% 3/18/2026[7]		6,573	6,594
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[7]		1,141	1,143

American Funds Insurance Series	159

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[2,7]	USD	2,594	$2,622
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[2,7,8]		5,309	5,310
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[2,7,8]		971	971
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[2,7]		2,531	2,517
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,7]		3,475	3,480
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,254	3,691
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		5,155	4,475
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		5,854	5,120
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		8,110	7,284
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		4,640	4,204
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		7,858	7,142
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		23,051	20,209
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[2,7,8]		1,573	1,571
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[2,7,8]		2,227	2,227
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/25/2028[2,7,8]		476	477
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[2,7,8]		259	259
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.455% 10/15/2029[2,7,8]		6,602	6,587
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 7.055% 10/15/2029[2,7,8]		5,378	5,347
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,7]		5,912	5,945
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[2,7]		4,165	4,217
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[7]		2,725	2,586
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.595% 10/15/2030[2,7,8]		4,061	4,054
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[7]		36	36
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[7]		462	462
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[7]		2,318	2,308
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18% 2/16/2027[7]		3,234	3,244
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[7]		5,062	5,136
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[2,7]		3,573	3,612
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 6.206% 1/15/2053[2,7,8]		5,157	5,065
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		3,199	2,765
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		4,043	3,712
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		3,871	3,297
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,637	1,506
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,315	1,200
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.566% 10/20/2031[2,7,8]		6,017	6,018
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,396	2,231
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[7]		3,169	3,230
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		1,570	1,427
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		700	635
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		838	735
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		2,415	2,159
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		3,250	3,209
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[2,7]		8,337	7,917
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,7,8]		7,257	6,691
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[7]		5,253	5,294
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[7]		2,033	2,052
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[2,7]		2,978	2,974
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		9,257	8,240

160	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]	USD	1,641	$1,432
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[7]		8,460	8,438
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[7,10]		7,481	7,448
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[2,7]		8,981	9,057
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[2,7]		1,642	1,641
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[2,7]		1,284	1,282
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[2,7]		3,642	3,643
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[2,7]		3,504	3,516
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[2,7]		794	792
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[2,7]		2,794	2,809
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[7]		7,845	7,858
			532,117

Bonds & notes of governments & government agencies outside the U.S. 0.16%
CPPIB Capital, Inc. 2.75% 11/2/2027[2]		6,600	6,256
European Investment Bank 0.75% 10/26/2026		6,194	5,648
OMERS Finance Trust 3.50% 4/19/2032[2]		4,315	3,981
OMERS Finance Trust 4.00% 4/19/2052[2]		4,315	3,552
Panama (Republic of) 3.298% 1/19/2033		4,365	3,459
Panama (Republic of) 4.50% 1/19/2063		1,035	680
Peru (Republic of) 1.862% 12/1/2032		2,525	1,983
Peru (Republic of) 2.78% 12/1/2060		3,775	2,362
Qatar (State of) 3.375% 3/14/2024[2]		2,315	2,305
Qatar (State of) 4.00% 3/14/2029[2]		745	740
Qatar (State of) 4.817% 3/14/2049[2]		750	732
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	5,033
United Mexican States 2.659% 5/24/2031		2,703	2,292
United Mexican States 4.875% 5/19/2033		1,790	1,728
United Mexican States 3.771% 5/24/2061		1,528	1,041
			41,792

Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026		1,200	1,120
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,522
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	418
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	916
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,205	2,008
			5,984

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,833
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,582
			9,415

American Funds Insurance Series	161

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036	USD	240	$195
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	243
			438

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	4,082

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		15	15

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,674
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,283
			6,957

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,050	4,427

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,825	5,519

Total municipals			36,842

Total bonds, notes & other debt instruments (cost: $6,781,014,000)			6,669,925

Investment funds 5.47%		Shares
Capital Group Central Corporate Bond Fund[17]		165,803,626	1,406,015

Total Investment funds (cost: $1,573,126,000)			1,406,015

Short-term securities 9.42%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[17,18]		23,958,974	2,395,658

162	American Funds Insurance Series

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[18,19]	11,357,036	$11,357
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[18,19]	9,369,717	9,370
Capital Group Central Cash Fund 5.44%[17,18,19]	19,914	1,991
		22,718

Total short-term securities (cost: $2,418,592,000)		2,418,376
Total investment securities 104.99% (cost: $21,173,155,000)		26,966,047
Other assets less liabilities (4.99)%		(1,280,717)

Net assets 100.00%		$25,685,330

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	10,611	4/3/2024	USD	2,184,954	$18,677
5 Year U.S. Treasury Note Futures	Long	6,817	4/3/2024		741,508	15,673
10 Year U.S. Treasury Note Futures	Long	393	3/28/2024		44,366	676
10 Year Ultra U.S. Treasury Note Futures	Short	4,627	3/28/2024		(546,058)	(24,504)
20 Year U.S. Treasury Bond Futures	Long	674	3/28/2024		84,208	2,161
30 Year Ultra U.S. Treasury Bond Futures	Short	526	3/28/2024		(70,270)	(5,507)
						$7,176

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.1645%	Annual	SOFR	Annual	1/24/2025	USD3,491	$(20)	$—	$(20)
SOFR	Annual	3.16653%	Annual	1/24/2033	USD48,133	1,160	—	1,160
						$1,140	$—	$1,140

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[20]	Value at 12/31/2023 (000)	[21]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD19,673		$382		$286	$96

American Funds Insurance Series	163

Asset Allocation Fund (continued)

Investments in affiliates17

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 5.47%
Capital Group Central Corporate Bond Fund	$1,367,122	$361,863	$385,740		$(79,020)	$141,790	$1,406,015	$49,749
Short-term securities 9.34%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[18]	1,639,716	6,257,783	5,501,498		75	(418)	2,395,658	124,804
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[18,19]	12,622		10,631	[22]			1,991	—	[23]
Total short-term securities							2,397,649
Total 14.81%					$(78,945)	$141,372	$3,803,664	$174,553

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3]	7/9/2021	$50,000	$43,608	.17%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,334	.08
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,16]	9/13/2023	2,596	2,607	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,16]	9/13/2023-12/13/2023	70	72	.00	[24]
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,10]	6/23/2023	971	1,023	.00	[24]
Total		$60,586	$66,644	.26%

164	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,274,651,000, which represented 4.96% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $66,644,000, which represented .26% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $24,156,000, which represented .09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Amount less than one thousand.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,019,000, which represented .07% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,605,000, which represented .13% of the net assets of the fund.
[17]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Rate represents the seven-day yield at 12/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[21]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[22]	Represents net activity. Refer to Note 5 for more information on securities lending.
[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[24]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	165

American Funds Global Balanced Fund

Investment portfolio December 31, 2023

Common stocks 61.63%	Shares	Value (000)
Information technology 11.56%
Broadcom, Inc.	13,043	$14,559
Microsoft Corp.	31,994	12,031
Accenture PLC, Class A	8,209	2,881
Texas Instruments, Inc.	16,895	2,880
GlobalWafers Co., Ltd.	101,000	1,927
ServiceNow, Inc.[1]	2,692	1,902
Taiwan Semiconductor Manufacturing Co., Ltd.	87,000	1,674
Marvell Technology, Inc.	24,527	1,479
Cognizant Technology Solutions Corp., Class A	18,178	1,373
Intel Corp.	26,751	1,344
TDK Corp.	18,600	882
Apple, Inc.	3,844	740
SK hynix, Inc.	6,055	661
Seagate Technology Holdings PLC	3,768	322
Infineon Technologies AG	6,896	288
		44,943

Health care 9.22%
Abbott Laboratories	58,998	6,494
Sanofi	51,879	5,143
Gilead Sciences, Inc.	42,602	3,451
Novo Nordisk AS, Class B	27,643	2,859
UnitedHealth Group, Inc.	4,895	2,577
AstraZeneca PLC	15,545	2,094
Takeda Pharmaceutical Co., Ltd.	50,900	1,461
Eli Lilly and Co.	2,380	1,387
Molina Healthcare, Inc.[1]	3,701	1,337
Eurofins Scientific SE, non-registered shares	17,767	1,163
Stryker Corp.	3,652	1,094
Medtronic PLC	12,398	1,021
AbbVie, Inc.	5,825	903
Thermo Fisher Scientific, Inc.	1,595	847
Novartis AG	8,363	844
GE HealthCare Technologies, Inc.	9,521	736
BioMarin Pharmaceutical, Inc.[1]	6,101	588
Merck KGaA	3,462	551
Danaher Corp.	2,224	515
Humana, Inc.	1,074	492
Vertex Pharmaceuticals, Inc.[1]	752	306
		35,863

Industrials 8.40%
RTX Corp.	65,310	5,495
Carrier Global Corp.	72,631	4,173
General Electric Co.	30,743	3,924
Thales SA	18,350	2,714
Safran SA	12,512	2,207
Siemens AG	10,596	1,988
General Dynamics Corp.	7,609	1,976
BAE Systems PLC	137,641	1,947
Honeywell International, Inc.	5,909	1,239
CSX Corp.	34,575	1,199
Melrose Industries PLC	110,742	800
DHL Group	15,557	771
Boeing Co.[1]	2,721	709
United Rentals, Inc.	916	525
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	26,859	469
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	13	2
L3Harris Technologies, Inc.	2,038	429
Singapore Technologies Engineering, Ltd.	124,000	365
Airbus SE, non-registered shares	2,299	355
Caterpillar, Inc.	1,174	347

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Waste Management, Inc.	1,847	$331
Astra International Tbk PT	894,600	328
Element Fleet Management Corp.	18,337	298
Trelleborg AB, Class B	1,639	55
		32,646

Financials 7.90%
B3 SA - Brasil, Bolsa, Balcao	1,504,867	4,475
ING Groep NV	221,402	3,314
Zurich Insurance Group AG	5,617	2,937
HDFC Bank, Ltd. (ADR)	28,148	1,889
HDFC Bank, Ltd.	48,162	988
AIA Group, Ltd.	263,400	2,288
BlackRock, Inc.	2,648	2,150
Kotak Mahindra Bank, Ltd.	71,295	1,634
DBS Group Holdings, Ltd.	59,900	1,513
Citigroup, Inc.	27,497	1,414
JPMorgan Chase & Co.	4,864	827
BNP Paribas SA	11,441	793
Münchener Rückversicherungs-Gesellschaft AG	1,737	719
Banco Santander, SA	157,435	657
Aegon, Ltd.	112,560	653
Banco Bilbao Vizcaya Argentaria, SA	69,231	631
Bank Central Asia Tbk PT	1,028,600	627
Great-West Lifeco, Inc.	17,824	590
Capital One Financial Corp.	4,263	559
KBC Groep NV	8,217	533
Fairfax Financial Holdings, Ltd., subordinate voting shares	473	436
FinecoBank SpA	28,790	433
Ping An Insurance (Group) Company of China, Ltd., Class H	59,000	267
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	65
Mastercard, Inc., Class A	770	328
		30,720

Consumer staples 5.61%
Philip Morris International, Inc.	37,932	3,569
ITC, Ltd.	619,592	3,436
Seven & i Holdings Co., Ltd.	69,400	2,749
Imperial Brands PLC	115,025	2,643
Nestlé SA	17,951	2,078
Ajinomoto Co., Inc.	48,150	1,861
British American Tobacco PLC	60,310	1,760
Kao Corp.	31,600	1,298
Pernod Ricard SA	4,980	881
Heineken NV	6,766	688
Alimentation Couche-Tard, Inc.	7,156	421
Kweichow Moutai Co., Ltd., Class A	921	224
Monster Beverage Corp.[1]	3,869	223
		21,831

Materials 4.57%
Freeport-McMoRan, Inc.	91,591	3,899
Linde PLC	7,564	3,107
Air Products and Chemicals, Inc.	9,426	2,581
Fortescue, Ltd.	113,507	2,245
BHP Group, Ltd. (CDI)	55,722	1,906
Evonik Industries AG	77,260	1,577
Vale SA (ADR), ordinary nominative shares	57,603	914

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Celanese Corp.	4,587	$713
Air Liquide SA	2,397	466
Sherwin-Williams Co.	1,150	359
		17,767

Energy 3.70%
Canadian Natural Resources, Ltd. (CAD denominated)	113,969	7,466
Shell PLC (GBP denominated)	48,992	1,592
Neste OYJ	41,287	1,467
TC Energy Corp. (CAD denominated)	32,426	1,267
Chevron Corp.	7,285	1,087
BP PLC	165,370	977
Baker Hughes Co., Class A	9,285	317
Woodside Energy Group, Ltd. (CDI)	9,976	211
		14,384

Communication services 3.47%
Meta Platforms, Inc., Class A1	13,044	4,617
Alphabet, Inc., Class A1	19,578	2,735
Alphabet, Inc., Class C1	7,383	1,040
Singapore Telecommunications, Ltd.	703,500	1,315
Netflix, Inc.[1]	2,684	1,307
TELUS Corp.	46,990	836
Omnicom Group, Inc.	9,504	822
Comcast Corp., Class A	18,675	819
		13,491

Consumer discretionary 3.23%
LVMH Moët Hennessy-Louis Vuitton SE	2,325	1,886
Home Depot, Inc.	4,682	1,623
Ferrari NV	3,600	1,218
Ferrari NV (EUR denominated)	1,201	405
Compagnie Financière Richemont SA, Class A	7,729	1,066
Amazon.com, Inc.[1]	6,696	1,017
InterContinental Hotels Group PLC	11,004	994
Royal Caribbean Cruises, Ltd.[1]	7,483	969
Sony Group Corp.	6,100	578
Hasbro, Inc.	11,264	575
Restaurant Brands International, Inc.	6,229	487
General Motors Co.	10,806	388
Hilton Worldwide Holdings, Inc.	2,083	379
adidas AG	1,644	334
Airbnb, Inc., Class A1	2,358	321
Zhongsheng Group Holdings, Ltd.	74,000	179
Dowlais Group PLC	103,349	140
		12,559

Utilities 2.74%
DTE Energy Co.	26,895	2,965
E.ON SE	141,436	1,897
Duke Energy Corp.	14,950	1,451
Constellation Energy Corp.	11,857	1,386
SembCorp Industries, Ltd.	271,100	1,088
National Grid PLC	57,946	782
Dominion Energy, Inc.	12,866	605
ENN Energy Holdings, Ltd.	57,100	420
Power Grid Corporation of India, Ltd.	14,958	43
		10,637

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate 1.23%
CTP NV		96,081	$1,624
Equinix, Inc. REIT		1,833	1,476
Embassy Office Parks REIT		310,600	1,212
Sun Hung Kai Properties, Ltd.		42,500	457
			4,769

Total common stocks (cost: $184,602,000)			239,610

Preferred securities 0.11%
Consumer discretionary 0.10%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares		4,221	372

Financials 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		17,204	50

Total preferred securities (cost: $408,000)			422

Convertible stocks 0.27%
Utilities 0.27%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		27,300	1,041

Total convertible stocks (cost: $1,321,000)			1,041

Bonds, notes & other debt instruments 31.04%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.75%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	82
Asian Development Bank 1.125% 6/10/2025	GBP	100	122
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	203
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	611
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	82
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,020	1,270
Austria (Republic of) 0% 2/20/2031	EUR	660	613
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		270	308
Brazil (Federative Republic of) 10.00% 1/1/2025	BRL	900	185
Brazil (Federative Republic of) 10.00% 1/1/2031		5,999	1,221
Brazil (Federative Republic of) 10.00% 1/1/2033		6,221	1,262
Brazil (Federative Republic of) 6.00% 8/15/2040[3]		209	46
Brazil (Federative Republic of) 6.00% 8/15/2050[3]		1,510	335
Brazil (Federative Republic of) 6.00% 8/15/2060[3]		209	47
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	120	139
Canada 3.00% 11/1/2024	CAD	320	238
Canada 2.25% 6/1/2025		1,400	1,030
Canada 0.25% 3/1/2026		246	173
Canada 3.50% 3/1/2028		1,009	769
Chile (Republic of) 5.80% 6/1/2024	CLP	230,000	260
Chile (Republic of) 4.70% 9/1/2030		55,000	60
China (People’s Republic of) 2.62% 6/25/2030	CNY	1,970	279
China (People’s Republic of), Series INBK, 2.64% 1/15/2028		9,650	1,374
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		10,270	1,484
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		5,050	833
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		8,450	1,243
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	461
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	154
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,247
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	314
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	1,872,100	428

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	218,300	$49
European Investment Bank 0.375% 9/15/2027	EUR	110	113
European Investment Bank 0.25% 1/20/2032		860	795
European Union 0% 7/6/2026		100	104
European Union 0.25% 10/22/2026		50	52
French Republic O.A.T. 0.75% 2/25/2028		640	666
French Republic O.A.T. 0% 11/25/2030		1,320	1,246
French Republic O.A.T. 2.00% 11/25/2032		610	649
French Republic O.A.T. 3.25% 5/25/2045		160	185
Germany (Federal Republic of) 2.50% 3/13/2025		845	929
Germany (Federal Republic of) 0% 4/16/2027		950	982
Germany (Federal Republic of) 0% 8/15/2031		780	746
Germany (Federal Republic of) 0% 2/15/2032		540	510
Germany (Federal Republic of) 1.70% 8/15/2032		674	729
Germany (Federal Republic of) 2.30% 2/15/2033		510	578
Germany (Federal Republic of) 1.00% 5/15/2038		280	263
Germany (Federal Republic of) 0% 8/15/2050		380	234
Germany (Federal Republic of) 0% 8/15/2052		20	12
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	122
Greece (Hellenic Republic of) 3.375% 2/15/2025		50	56
Greece (Hellenic Republic of) 3.875% 6/15/2028		640	747
Greece (Hellenic Republic of) 1.50% 6/18/2030		190	194
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	795
Greece (Hellenic Republic of) 4.25% 6/15/2033		535	648
Greece (Hellenic Republic of) 1.875% 1/24/2052		636	504
India (Republic of) 5.22% 6/15/2025	INR	12,720	149
India (Republic of) 5.15% 11/9/2025		8,000	93
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR	1,165,000	75
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		1,767,000	115
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		1,201,000	86
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		3,301,000	231
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	81
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		4,446,000	299
Ireland (Republic of) 3.00% 10/18/2043	EUR	150	172
Israel (State of) 2.875% 1/29/2024		200	221
Israel (State of) 4.50% 1/17/2033	USD	200	190
Italy (Republic of) 1.35% 4/1/2030	EUR	550	545
Italy (Republic of) 4.40% 5/1/2033		1,200	1,412
Italy (Republic of) 4.35% 11/1/2033		740	865
Japan, Series 18, 0.10% 3/10/2024[3]	JPY	22,300	160
Japan, Series 19, 0.10% 9/10/2024[3]		32,520	234
Japan, Series 150, 0.005% 12/20/2026		84,950	602
Japan, Series 346, 0.10% 3/20/2027		134,150	953
Japan, Series 363, 0.10% 6/20/2031		56,000	388
Japan, Series 365, 0.10% 12/20/2031		317,600	2,187
Japan, Series 145, 1.70% 6/20/2033		59,800	467
Japan, Series 152, 1.20% 3/20/2035		264,400	1,965
Japan, Series 179, 0.50% 12/20/2041		50,500	312
Japan, Series 42, 1.70% 3/20/2044		50,150	374
Japan, Series 37, 0.60% 6/20/2050		26,950	150
Japan, Series 74, 1.00% 3/20/2052		161,500	982
Japan, Series 76, 1.40% 9/20/2052		80,350	538
KfW 1.125% 7/4/2025	GBP	95	115
Magyar Export-Import Bank 6.00% 5/16/2029	EUR	100	117
Morocco (Kingdom of) 3.50% 6/19/2024		100	110
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	124
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	109
Peru (Republic of) 2.392% 1/23/2026	USD	90	86
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	708
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	105
Philippines (Republic of) 1.648% 6/10/2031	USD	200	165

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	$93
Portuguese Republic 0.475% 10/18/2030	EUR	230	223
Portuguese Republic 3.50% 6/18/2038		230	266
Romania 2.125% 3/7/2028		130	131
Serbia (Republic of) 3.125% 5/15/2027		215	228
Serbia (Republic of) 2.05% 9/23/2036		185	143
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	151
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		4,235	140
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		11,100	448
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	348,590	263
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		1,831,500	1,537
Spain (Kingdom of) 0% 1/31/2027	EUR	335	342
Spain (Kingdom of) 0.80% 7/30/2027		490	510
Spain (Kingdom of) 0.50% 10/31/2031		165	153
Spain (Kingdom of) 3.15% 4/30/2033		317	356
Spain (Kingdom of) 3.55% 10/31/2033		550	637
Tunisia (Republic of) 5.625% 2/17/2024		290	310
Ukraine 6.876% 5/21/2031[4,5]	USD	250	58
Ukraine 6.876% 5/21/2031[4]		200	47
United Kingdom 2.75% 9/7/2024	GBP	50	63
United Kingdom 1.25% 7/22/2027		410	485
United Kingdom 0.375% 10/22/2030		490	512
United Kingdom 0.25% 7/31/2031		160	161
United Kingdom 1.00% 1/31/2032		920	972
United Kingdom 4.25% 6/7/2032		1,165	1,573
United Kingdom 3.25% 1/22/2044		174	196
United Kingdom 1.25% 7/31/2051		413	280
United Mexican States, Series M, 5.75% 3/5/2026	MXN	12,150	662
United Mexican States, Series M, 7.75% 11/23/2034		6,500	350
United Mexican States, Series M, 8.00% 11/7/2047		5,120	270
United Mexican States, Series M, 8.00% 7/31/2053		28,580	1,495
			57,321

Mortgage-backed obligations 5.47%
Federal agency mortgage-backed obligations 4.95%
Fannie Mae Pool #FM6293 3.00% 1/1/2051[6]	USD	2	1
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		27	27
Freddie Mac Pool #RB5071 2.00% 9/1/2040[6]		745	641
Freddie Mac Pool #QD3310 3.00% 12/1/2051[6]		1	1
Freddie Mac Pool #SD8276 5.00% 12/1/2052[6]		476	471
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		16	16
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[6]		580	554
Government National Mortgage Assn. 6.50% 1/1/2054[6,7]		1,175	1,203
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[6]		302	260
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[6]		108	93
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[6]		143	123
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,7]		800	654
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,7]		3,384	2,879
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,7]		729	669
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,7]		1,049	992
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,7]		2,525	2,448
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,7]		2,791	2,762
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,7]		600	603
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,7]		950	965
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,7]		580	594
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,7]		1,140	1,176
Uniform Mortgage-Backed Security 3.50% 2/1/2054[6,7]		1,480	1,360
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,7]		750	762
			19,254

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.26%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[6]	DKK	468	$63
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[6]		1,206	160
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[6]		5,550	666
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[6]		474	52
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[6]		569	66
Realkredit Danmark AS 1.00% 10/1/2053[6]		188	21
			1,028

Collateralized mortgage-backed obligations (privately originated) 0.13%
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,8]	USD	196	200
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,8]		113	114
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,8]		83	83
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		108	107
			504

Commercial mortgage-backed securities 0.13%
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,8]		150	146
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,8]		110	108
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,8]		135	137
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,8]		100	103
			494

Total mortgage-backed obligations			21,280

U.S. Treasury bonds & notes 5.47%
U.S. Treasury 4.11%
U.S. Treasury 2.125% 11/30/2024		1,200	1,171
U.S. Treasury 1.75% 3/15/2025		98	95
U.S. Treasury 3.00% 7/15/2025		916	896
U.S. Treasury 3.125% 8/15/2025		18	18
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	46
U.S. Treasury 3.75% 4/15/2026		76	75
U.S. Treasury 2.75% 4/30/2027		432	416
U.S. Treasury 2.75% 7/31/2027		46	44
U.S. Treasury 4.125% 9/30/2027		268	270
U.S. Treasury 4.125% 10/31/2027		357	359
U.S. Treasury 4.00% 2/29/2028		570	572
U.S. Treasury 4.00% 6/30/2028		4,263	4,284
U.S. Treasury 4.375% 8/31/2028		1,170	1,195
U.S. Treasury 4.625% 9/30/2028		1,783	1,841
U.S. Treasury 4.375% 11/30/2028		119	122
U.S. Treasury 1.375% 11/15/2031		752	624
U.S. Treasury 2.875% 5/15/2032		284	263
U.S. Treasury 1.875% 2/15/2041[9]		920	663
U.S. Treasury 2.25% 5/15/2041[9]		525	401
U.S. Treasury 3.875% 5/15/2043		175	167
U.S. Treasury 2.875% 11/15/2046		400	321
U.S. Treasury 1.25% 5/15/2050		630	341
U.S. Treasury 1.375% 8/15/2050		400	224
U.S. Treasury 2.375% 5/15/2051[9]		490	351
U.S. Treasury 2.00% 8/15/2051[9]		560	367

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 2/15/2052	USD	180	$125
U.S. Treasury 4.00% 11/15/2052		270	267
U.S. Treasury 3.625% 2/15/2053		299	277
			15,974

U.S. Treasury inflation-protected securities 1.36%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[3]		772	759
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[3]		516	505
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[3]		354	337
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3]		2,076	2,139
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[3]		709	688
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[3]		257	207
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[3,9]		724	660
			5,295

Total U.S. Treasury bonds & notes			21,269

Corporate bonds, notes & loans 5.00%
Financials 1.80%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[10]	EUR	200	189
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[5,10]	USD	200	207
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[10]	EUR	200	228
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[10]	USD	200	197
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[10]		500	471
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		161	162
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[10]		475	473
BPCE SA 4.50% 1/13/2033	EUR	100	116
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,10]	USD	200	204
Chubb INA Holdings, Inc. 3.35% 5/3/2026		10	10
Chubb INA Holdings, Inc. 4.35% 11/3/2045		20	19
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[10]		103	101
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[10]		110	104
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[10]		29	28
Commonwealth Bank of Australia 2.688% 3/11/2031[5]		225	185
Corebridge Financial, Inc. 3.90% 4/5/2032		59	53
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[10]	EUR	200	192
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[10]		100	107
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[10]	USD	160	146
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD CME Term SOFR + 1.635% on 10/31/2037)[10]		78	68
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[10]		200	196
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[10]		360	386
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[10]		290	318
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[10]	EUR	100	122
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]	USD	186	172
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[10]		160	156
Mastercard, Inc. 2.00% 11/18/2031		102	86
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[10]		200	184
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[10]		126	116
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[10]		72	63
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[10]	EUR	280	293
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[10]		175	167
New York Life Insurance Co. 3.75% 5/15/2050[5]	USD	23	18
Nordea Bank ABP 3.60% 6/6/2025[5]		200	196
Royal Bank of Canada 1.20% 4/27/2026		175	162

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[5,10]	USD	450	$447
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		210	201
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[10]		400	367
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		100	90
			7,000

Utilities 0.86%
Alabama Power Co. 3.00% 3/15/2052		250	175
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		35	33
CMS Energy Corp. 3.00% 5/15/2026		80	76
Consumers Energy Co. 3.60% 8/15/2032		250	232
Duke Energy Progress, LLC 3.70% 9/1/2028		75	73
E.ON SE 1.625% 3/29/2031	EUR	240	240
Edison International 4.125% 3/15/2028	USD	160	155
Enel Américas SA 4.00% 10/25/2026		35	34
Enel Finance International NV 1.875% 7/12/2028[5]		200	175
Entergy Louisiana, LLC 4.75% 9/15/2052		100	92
Exelon Corp. 3.40% 4/15/2026		150	145
Interstate Power and Light Co. 2.30% 6/1/2030		50	43
NextEra Energy Operating Partners, LP 7.25% 1/15/2029[5]		550	576
Niagara Mohawk Power Corp. 3.508% 10/1/2024[5]		85	83
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	24
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	90
Pacific Gas and Electric Co. 3.00% 6/15/2028		140	128
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	110
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	30
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	495
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	43
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	95
Xcel Energy, Inc. 3.35% 12/1/2026		216	208
			3,355

Communication services 0.51%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	12,420	712
AT&T, Inc. 2.75% 6/1/2031	USD	165	145
AT&T, Inc. 2.55% 12/1/2033		64	52
AT&T, Inc. 4.30% 11/18/2034	EUR	100	117
Comcast Corp. 0% 9/14/2026		100	102
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	58
Orange 9.00% 3/1/2031[10]		65	80
Tencent Holdings, Ltd. 3.925% 1/19/2038		200	170
T-Mobile USA, Inc. 2.05% 2/15/2028		200	181
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	134
Verizon Communications, Inc. 0.75% 3/22/2032		100	91
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	168	148
			1,990

Health care 0.46%
Amgen, Inc. 1.90% 2/21/2025		40	39
Amgen, Inc. 2.20% 2/21/2027		30	28
Amgen, Inc. 4.20% 3/1/2033		280	266
Amgen, Inc. 5.65% 3/2/2053		61	64
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	60
Becton, Dickinson and Co. 3.734% 12/15/2024		10	10
Becton, Dickinson and Co. 3.70% 6/6/2027		43	42
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Cigna Group (The) 4.125% 11/15/2025		80	79
EMD Finance, LLC 3.25% 3/19/2025[5]		250	244
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		197	198

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	USD	21	$21
Stryker Corp. 0.75% 3/1/2029	EUR	210	206
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026		100	108
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	133
			1,807

Energy 0.41%
Ecopetrol SA 6.875% 4/29/2030		160	159
Equinor ASA 3.70% 3/1/2024		50	50
Halliburton Co. 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	163
ONEOK, Inc. 5.80% 11/1/2030		7	7
ONEOK, Inc. 6.05% 9/1/2033		53	56
Petroleos Mexicanos 4.875% 1/18/2024		10	10
Petroleos Mexicanos 7.19% 9/12/2024	MXN	6,179	348
Petroleos Mexicanos 4.25% 1/15/2025	USD	57	56
Petroleos Mexicanos 6.875% 8/4/2026		211	205
Petroleos Mexicanos 6.49% 1/23/2027		273	256
Qatar Energy 3.125% 7/12/2041[5]		270	208
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10,11]		58	55
			1,575

Consumer discretionary 0.28%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
BMW US Capital, LLC 3.90% 4/9/2025[5]		70	69
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		150	145
Hyundai Capital America 1.50% 6/15/2026[5]		250	228
Hyundai Capital America 2.375% 10/15/2027[5]		109	98
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		185	183
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		70	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		59	64
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		200	168
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	31
			1,104

Consumer staples 0.21%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	288
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD	100	99
BAT Capital Corp. 3.215% 9/6/2026		62	59
BAT Capital Corp. 4.70% 4/2/2027		67	66
BAT Capital Corp. 3.557% 8/15/2027		105	100
BAT Capital Corp. 3.462% 9/6/2029		75	69
Philip Morris International, Inc. 5.75% 11/17/2032		110	116
			797

Industrials 0.16%
Canadian Pacific Railway Co. 3.10% 12/2/2051		164	119
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	48
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[5]		89	88
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		200	193
RTX Corp. 4.125% 11/16/2028		170	166
			631

American Funds Insurance Series	175

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.16%
Broadcom, Inc. 4.00% 4/15/2029[5]	USD	21	$20
Broadcom, Inc. 4.15% 11/15/2030		70	67
Broadcom, Inc. 3.419% 4/15/2033[5]		53	47
Broadcom, Inc. 3.137% 11/15/2035[5]		15	12
Lenovo Group, Ltd. 5.875% 4/24/2025		269	270
Oracle Corp. 2.65% 7/15/2026		216	205
			621

Real estate 0.11%
American Tower Corp. 0.875% 5/21/2029	EUR	130	126
Equinix, Inc. 2.15% 7/15/2030	USD	176	149
Essex Portfolio, LP 3.50% 4/1/2025		120	117
Essex Portfolio, LP 3.375% 4/15/2026		40	39
			431

Materials 0.04%
Celanese US Holdings, LLC 6.379% 7/15/2032		50	53
Vale Overseas, Ltd. 3.75% 7/8/2030		94	87
			140

Total corporate bonds, notes & loans			19,451

Asset-backed obligations 0.24%
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		100	101
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		100	100
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		26	26
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,8]		48	49
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		125	125
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		148	152
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,8]		31	31
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,8]		9	9
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,8]		36	36
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,8]		29	29
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		57	57
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,8]		94	94
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,8]		16	16
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[5,6]		17	17
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		76	75
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		19	19
			937

Federal agency bonds & notes 0.07%
Korea Development Bank 4.375% 2/15/2033		270	265

176	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD	100	$76

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	60

Total municipals			136

Total bonds, notes & other debt instruments (cost: $124,493,000)			120,659

Investment funds 2.14%	Shares
Capital Group Central Corporate Bond Fund[12]		983,660	8,341

Total Investment funds (cost: $7,862,000)			8,341

Short-term securities 8.84%	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 3.45%
Denmark (Kingdom of) 1/8/2024	5.149%	USD	7,000	6,990
Japan Treasury 2/20/2024	(0.103)	JPY	230,900	1,638
KfW 1/3/2024[5]	4.902	USD	3,000	2,998
Québec (Province of) 1/16/2024[5]	4.821		1,800	1,795
				13,421

			Shares
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[12,13]			129,760	12,974

		Principal amount (000)
Commercial paper 1.80%
DNB Bank ASA 1/5/2024[5]	5.123	USD	7,000	6,993

			Shares
Money market investments purchased with collateral from securities on loan 0.25%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[13,14]			498,946	499
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[13,14]			463,125	463
				962

Total short-term securities (cost: $34,443,000)				34,350
Total investment securities 104.03% (cost: $353,129,000)				404,423
Other assets less liabilities (4.03)%				(15,659)

Net assets 100.00%				$388,764

American Funds Insurance Series	177

American Funds Global Balanced Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	4	3/15/2024	USD	318	$10
2 Year Euro-Schatz Futures	Long	12	3/11/2024		1,411	6
2 Year U.S. Treasury Note Futures	Long	51	4/3/2024		10,502	98
5 Year Euro-Bobl Futures	Long	40	3/11/2024		5,267	90
5 Year U.S. Treasury Note Futures	Long	74	4/3/2024		8,049	124
10 Year French Government Bond Futures	Long	10	3/11/2024		1,452	51
10 Year Italy Government Bond Futures	Short	2	3/11/2024		(263)	(9)
10 Year Euro-Bund Futures	Short	4	3/11/2024		(606)	(18)
10 Year Japanese Government Bond Futures	Short	6	3/20/2024		(6,243)	(20)
10 Year U.S. Treasury Note Futures	Long	24	3/28/2024		2,709	51
10 Year UK Gilt Futures	Long	13	3/28/2024		1,701	86
10 Year Canadian Government Bond Futures	Long	17	3/28/2024		1,593	1
10 Year Ultra U.S. Treasury Note Futures	Short	20	3/28/2024		(2,360)	(102)
20 Year U.S. Treasury Bond Futures	Long	3	3/28/2024		375	28
30 Year Euro-Buxl Futures	Short	5	3/11/2024		(782)	(50)
30 Year Ultra U.S. Treasury Bond Futures	Short	2	3/28/2024		(267)	1
						$347

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
EUR	1,455	USD	1,579	Morgan Stanley	1/8/2024	$28
SGD	160	USD	120	BNP Paribas	1/8/2024	1
CZK	2,000	USD	89	BNP Paribas	1/8/2024	— [15]
USD	133	EUR	120	Goldman Sachs	1/8/2024	— [15]
USD	208	EUR	190	Citibank	1/8/2024	(2)
USD	378	MXN	6,580	Goldman Sachs	1/8/2024	(8)
CNH	1,950	USD	272	BNP Paribas	1/9/2024	1
HUF	106,090	USD	304	JPMorgan Chase	1/9/2024	1
PLN	1,200	USD	303	JPMorgan Chase	1/9/2024	1
ZAR	5,500	USD	300	Morgan Stanley	1/9/2024	1
CNH	1,700	USD	239	UBS AG	1/9/2024	— [15]
USD	93	CNH	660	Goldman Sachs	1/9/2024	— [15]
USD	324	ZAR	6,130	UBS AG	1/9/2024	(11)
EUR	610	USD	659	Morgan Stanley	1/11/2024	15
JPY	43,220	USD	304	Citibank	1/12/2024	4
USD	241	CLP	210,000	Morgan Stanley	1/12/2024	3
USD	292	IDR	4,500,000	Citibank	1/12/2024	(1)
USD	59	COP	235,990	Morgan Stanley	1/12/2024	(2)
USD	114	JPY	16,280	Standard Chartered Bank	1/12/2024	(2)
USD	524	BRL	2,569	Standard Chartered Bank	1/12/2024	(5)
USD	293	COP	1,187,960	Standard Chartered Bank	1/12/2024	(12)
ILS	200	USD	55	BNP Paribas	1/18/2024	1
USD	594	AUD	905	BNP Paribas	1/18/2024	(23)
EUR	1,210	USD	1,302	Goldman Sachs	1/19/2024	35
THB	23,940	USD	671	Citibank	1/19/2024	26
MYR	800	USD	172	HSBC Bank	1/19/2024	3
EUR	450	USD	495	BNP Paribas	1/19/2024	2
GBP	50	USD	63	Morgan Stanley	1/19/2024	1

178	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
GBP	100	USD	128	HSBC Bank	1/19/2024	$— [15]
USD	115	GBP	90	Goldman Sachs	1/19/2024	— [15]
JPY	183,389	USD	1,257	Morgan Stanley	1/22/2024	49
CHF	270	USD	313	Morgan Stanley	1/22/2024	9
EUR	670	USD	733	Bank of America	1/22/2024	7
CAD	580	USD	432	BNP Paribas	1/22/2024	6
SEK	3,570	USD	351	Bank of America	1/22/2024	4
EUR	160	USD	176	HSBC Bank	1/22/2024	1
IDR	6,500,000	USD	421	UBS AG	1/22/2024	1
USD	370	KRW	477,420	Bank of America	1/22/2024	1
PLN	720	USD	182	Citibank	1/22/2024	1
USD	46	PLN	180	BNP Paribas	1/22/2024	— [15]
EUR	203	CAD	300	HSBC Bank	1/22/2024	(2)
USD	145	MXN	2,500	Standard Chartered Bank	1/22/2024	(2)
USD	252	ZAR	4,660	UBS AG	1/22/2024	(2)
USD	709	BRL	3,489	Citibank	1/22/2024	(8)
USD	925	MXN	16,083	JPMorgan Chase	1/22/2024	(18)
THB	17,850	USD	511	UBS AG	1/23/2024	9
DKK	800	USD	118	Citibank	1/23/2024	1
JPY	22,000	USD	156	Bank of New York Mellon	1/23/2024	1
CNH	900	USD	127	Citibank	1/23/2024	— [15]
EUR	396	DKK	2,950	Citibank	1/23/2024	— [15]
CNH	13,200	USD	1,856	Goldman Sachs	1/23/2024	(1)
USD	262	MXN	4,500	Standard Chartered Bank	1/23/2024	(2)
NZD	280	USD	174	Standard Chartered Bank	1/25/2024	3
USD	483	JPY	68,000	HSBC Bank	1/26/2024	(1)
JPY	593,150	USD	4,153	Morgan Stanley	2/9/2024	82
USD	1,341	JPY	199,000	JPMorgan Chase	2/9/2024	(79)
MXN	15,470	USD	860	Goldman Sachs	2/14/2024	43
USD	1,823	JPY	230,900	HSBC Bank	2/16/2024	173
JPY	230,900	USD	1,808	HSBC Bank	2/16/2024	(158)
USD	1,809	JPY	230,900	HSBC Bank	2/20/2024	158
USD	483	BRL	2,410	Citibank	2/20/2024	(11)
USD	610	BRL	3,000	Bank of America	2/29/2024	(4)
						$318

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	865	$(5)	$—	$(5)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,600	(9)	—	(9)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	3,200	(11)	—	(11)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	11,300	(41)	—	(41)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	2,500	(6)	—	(6)

American Funds Insurance Series	179

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	3,701	$(8)	$—	$(8)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	7,639	(19)	—	(19)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027	MXN	20,400	4	—	4
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	1,715	137	—	137
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	850	67	—	67
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	2,870	33	—	33
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	460	(50)	—	(50)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	930	(103)	—	(103)
							$(81)	$—	$(81)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)			Value at 12/31/2023 (000)		Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD	50		$(1)		$—	[15]	$(1)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[16]	Value at 12/31/2023 (000)	[17]	Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR5,235			$113		$102		$11

Investments in affiliates12

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.14%
Capital Group Central Corporate Bond Fund	$5,532	$3,667	$1,209	$(77)	$428	$8,341	$219
Short-term securities 3.34%
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[13]	3,928	106,063	97,017	2	(2)	12,974	1,251
Total 5.48%				$(75)	$426	$21,315	$1,470

180	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,039,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,573,000, which represented 4.52% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $860,000, which represented .22% of the net assets of the fund.
[10]	Step bond; coupon rate may change at a later date.
[11]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Amount less than one thousand.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	181

The Bond Fund of America

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 96.16%	Principal amount (000)		Value (000)
Mortgage-backed obligations 40.41%
Federal agency mortgage-backed obligations 37.67%
Fannie Mae Pool #AB1068 4.50% 5/1/2025[1]	USD	15	$15
Fannie Mae Pool #256133 4.50% 1/1/2026[1]		18	18
Fannie Mae Pool #AR3058 3.00% 1/1/2028[1]		57	55
Fannie Mae Pool #AS8018 3.00% 9/1/2031[1]		36	35
Fannie Mae Pool #BM4741 3.00% 4/1/2032[1]		21	21
Fannie Mae Pool #913966 6.00% 2/1/2037[1]		33	34
Fannie Mae Pool #945680 6.00% 9/1/2037[1]		366	383
Fannie Mae Pool #924866 4.765% 10/1/2037[1,2]		138	135
Fannie Mae Pool #988588 5.50% 8/1/2038[1]		175	180
Fannie Mae Pool #889982 5.50% 11/1/2038[1]		788	812
Fannie Mae Pool #AB1297 5.00% 8/1/2040[1]		180	183
Fannie Mae Pool #AH8144 5.00% 4/1/2041[1]		775	779
Fannie Mae Pool #AH9479 5.00% 4/1/2041[1]		725	736
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		153,419	131,585
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		813	826
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		445	452
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		374	380
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		255	259
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		9,218	7,883
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		2,424	2,071
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[1]		40	39
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		1,866	1,742
Fannie Mae Pool #AL8522 3.50% 5/1/2046[1]		807	757
Fannie Mae Pool #BD1968 4.00% 7/1/2046[1]		771	742
Fannie Mae Pool #BD5477 4.00% 7/1/2046[1]		132	127
Fannie Mae Pool #BM5148 4.00% 10/1/2046[1]		5,076	4,883
Fannie Mae Pool #BE0592 4.00% 11/1/2046[1]		305	290
Fannie Mae Pool #BE8885 4.00% 3/1/2047[1]		873	840
Fannie Mae Pool #MA3058 4.00% 7/1/2047[1]		38	37
Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]		4,301	4,016
Fannie Mae Pool #BJ1515 4.00% 11/1/2047[1]		2,375	2,291
Fannie Mae Pool #CA0706 4.00% 11/1/2047[1]		82	79
Fannie Mae Pool #BM4413 4.50% 12/1/2047[1]		2,456	2,425
Fannie Mae Pool #CA1189 3.50% 2/1/2048[1]		1,284	1,201
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[1]		16	15
Fannie Mae Pool #BF0293 3.00% 7/1/2048[1]		6,279	5,685
Fannie Mae Pool #BF0318 3.50% 8/1/2048[1]		5,045	4,690
Fannie Mae Pool #BM5349 4.00% 9/1/2048[1]		20,996	20,259
Fannie Mae Pool #FM4891 3.50% 10/1/2048[1]		19,101	17,834
Fannie Mae Pool #BM4676 4.00% 10/1/2048[1]		11	11
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		487	453
Fannie Mae Pool #CA3807 3.00% 7/1/2049[1]		1,294	1,167
Fannie Mae Pool #CA3806 3.00% 7/1/2049[1]		838	760
Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]		2,486	2,321
Fannie Mae Pool #FM1262 4.00% 7/1/2049[1]		20,647	19,845
Fannie Mae Pool #FM0007 3.50% 9/1/2049[1]		13,713	12,769
Fannie Mae Pool #FM1589 3.50% 9/1/2049[1]		3,846	3,581
Fannie Mae Pool #FM1954 3.50% 11/1/2049[1]		6,075	5,656
Fannie Mae Pool #FS5313 3.50% 1/1/2050[1]		28,571	26,613
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		5,637	4,876
Fannie Mae Pool #FM5507 3.00% 7/1/2050[1]		16,520	14,897
Fannie Mae Pool #CA6309 3.00% 7/1/2050[1]		6,100	5,528
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		1,909	1,705
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		1,113	994
Fannie Mae Pool #BQ1226 2.00% 9/1/2050[1]		4,194	3,449
Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]		1	1
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		3,029	2,626
Fannie Mae Pool #CA7028 2.50% 9/1/2050[1]		1,023	887
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		366	327
Fannie Mae Pool #CA7325 2.00% 10/1/2050[1]		4,782	3,991
Fannie Mae Pool #FP0051 2.00% 10/1/2050[1]		2,579	2,124

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	285	$247
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		1,694	1,513
Fannie Mae Pool #CA7599 2.50% 11/1/2050[1]		6,875	5,954
Fannie Mae Pool #FM4897 3.00% 11/1/2050[1]		17,342	15,727
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		1,151	947
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		1,150	1,027
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		7,227	5,945
Fannie Mae Pool #BR4104 2.00% 1/1/2051[1]		5,747	4,726
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		24,386	20,830
Fannie Mae Pool #FM6293 3.00% 1/1/2051[1]		72	64
Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]		440	366
Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]		5,886	5,076
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		4,755	3,964
Fannie Mae Pool #MA4282 2.50% 3/1/2051[1]		1,431	1,225
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		31	26
Fannie Mae Pool #BR6309 2.50% 4/1/2051[1]		4,497	3,837
Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]		4,065	3,481
Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]		3,452	3,084
Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]		416	371
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		18	15
Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]		570	475
Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]		324	289
Fannie Mae Pool #FM7510 3.00% 6/1/2051[1]		224	200
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		17,109	14,724
Fannie Mae Pool #CB0988 2.50% 7/1/2051[1]		14,957	12,868
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		496	428
Fannie Mae Pool #FM8442 2.50% 8/1/2051[1]		8,656	7,389
Fannie Mae Pool #FS1057 2.50% 8/1/2051[1]		171	146
Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]		1,541	1,382
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		1,181	1,011
Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]		3,657	3,264
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		145	119
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		1,092	974
Fannie Mae Pool #MA4493 2.50% 12/1/2051[1]		433	368
Fannie Mae Pool #CB2787 3.50% 12/1/2051[1]		26	24
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		1,116	996
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		19,707	16,135
Fannie Mae Pool #BV3023 2.00% 2/1/2052[1]		12,616	10,325
Fannie Mae Pool #CB2765 2.00% 2/1/2052[1]		6,461	5,316
Fannie Mae Pool #BV3083 2.00% 2/1/2052[1]		815	667
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		37,582	33,914
Fannie Mae Pool #BV4172 2.00% 3/1/2052[1]		4,095	3,349
Fannie Mae Pool #BV4128 2.00% 3/1/2052[1]		4,069	3,331
Fannie Mae Pool #BV3101 2.00% 3/1/2052[1]		2,240	1,833
Fannie Mae Pool #BV4118 2.00% 3/1/2052[1]		1,245	1,018
Fannie Mae Pool #BV4169 2.00% 3/1/2052[1]		932	763
Fannie Mae Pool #FS1655 4.00% 4/1/2052[1]		312	296
Fannie Mae Pool #CB3597 3.50% 5/1/2052[1]		480	441
Fannie Mae Pool #BW1931 5.00% 6/1/2052[1]		3,392	3,360
Fannie Mae Pool #BT8262 5.00% 6/1/2052[1]		1,421	1,408
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW0959 5.00% 7/1/2052[1]		3,197	3,165
Fannie Mae Pool #MA4731 3.50% 9/1/2052[1]		9,436	8,664
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		289	280
Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]		62	60
Fannie Mae Pool #CB4852 4.50% 10/1/2052[1]		56,256	54,571
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		2,761	2,681
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		3,312	3,335
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		2,947	2,969
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		236	243
Fannie Mae Pool #BX1132 4.50% 11/1/2052[1]		952	924

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	USD	136		$134
Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]		5,695		5,732
Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]		46		47
Fannie Mae Pool #BX5927 4.00% 1/1/2053[1]		315		298
Fannie Mae Pool #MA4918 5.00% 2/1/2053[1]		677		670
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		8,818		8,861
Fannie Mae Pool #BW5268 4.00% 3/1/2053[1]		418		395
Fannie Mae Pool #CB5986 5.00% 3/1/2053[1]		162		160
Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]		4,662		4,691
Fannie Mae Pool #BX7949 6.00% 3/1/2053[1]		1,022		1,038
Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]		731		709
Fannie Mae Pool #BX9041 5.00% 4/1/2053[1]		96		95
Fannie Mae Pool #BY0130 5.50% 4/1/2053[1]		993		999
Fannie Mae Pool #CB6033 6.00% 4/1/2053[1]		22,229		22,623
Fannie Mae Pool #FS4919 2.50% 5/1/2053[1]		1,933		1,646
Fannie Mae Pool #BX9827 5.00% 5/1/2053[1]		64,824		64,153
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		3,187		3,157
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		6,876		6,906
Fannie Mae Pool #BY1592 5.50% 5/1/2053[1]		987		993
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		8,693		8,830
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		12,111		12,165
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		7,842		7,893
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		4,603		4,676
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,863		2,914
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		2,054		2,090
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		51,368		50,831
Fannie Mae Pool #BY4459 5.00% 7/1/2053[1]		675		668
Fannie Mae Pool #BU4112 5.00% 7/1/2053[1]		99		98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		9,141		9,183
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		20,790		21,312
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		494		496
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		176		178
Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]		21,213		21,746
Fannie Mae Pool #MA5190 5.50% 11/1/2053[1]		5,502		5,526
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		99,368		100,918
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		26,581		27,248
Fannie Mae Pool #BF0145 3.50% 3/1/2057[1]		10,787		9,799
Fannie Mae Pool #BF0264 3.50% 5/1/2058[1]		8,204		7,452
Fannie Mae Pool #BF0332 3.00% 1/1/2059[1]		17,627		15,537
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		20,676		17,746
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		1,219		1,185
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,2]		—	[3]	—	[3]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[1]		5		5
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[1]		16		17
Fannie Mae, Series 2002-W1, Class 2A, 4.68% 2/25/2042[1,2]		19		18
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[1]		84		81
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[1]		1,738		1,684
Freddie Mac Pool #A15120 5.50% 10/1/2033[1]		46		48
Freddie Mac Pool #QN1073 3.00% 12/1/2034[1]		35		33
Freddie Mac Pool #G05196 5.50% 10/1/2038[1]		44		46
Freddie Mac Pool #G05267 5.50% 12/1/2038[1]		33		34
Freddie Mac Pool #G06020 5.50% 12/1/2039[1]		63		65
Freddie Mac Pool #G05860 5.50% 2/1/2040[1]		230		238
Freddie Mac Pool #RB5071 2.00% 9/1/2040[1]		2,071		1,783
Freddie Mac Pool #A93948 4.50% 9/1/2040[1]		147		147
Freddie Mac Pool #SC0149 2.00% 3/1/2041[1]		6,177		5,314
Freddie Mac Pool #G06868 4.50% 4/1/2041[1]		157		157
Freddie Mac Pool #RB0544 2.00% 6/1/2041[1]		10,691		9,167
Freddie Mac Pool #G06841 5.50% 6/1/2041[1]		367		379
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		2,423		2,072
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		2,379		2,032

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	USD	5,100	$4,356
Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]		18,530	17,065
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[1]		101	92
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		920	884
Freddie Mac Pool #G08789 4.00% 11/1/2047[1]		563	545
Freddie Mac Pool #G61733 3.00% 12/1/2047[1]		4,714	4,287
Freddie Mac Pool #G67709 3.50% 3/1/2048[1]		12,138	11,406
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		891	855
Freddie Mac Pool #G61628 3.50% 9/1/2048[1]		290	272
Freddie Mac Pool #Q58494 4.00% 9/1/2048[1]		1,238	1,193
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[1]		697	650
Freddie Mac Pool #RA1369 3.50% 9/1/2049[1]		1,805	1,680
Freddie Mac Pool #SD7508 3.50% 10/1/2049[1]		9,887	9,222
Freddie Mac Pool #QA4673 3.00% 11/1/2049[1]		27,054	24,397
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		5,424	4,702
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		396	354
Freddie Mac Pool #SI2077 2.00% 9/1/2050[1]		2,081	1,715
Freddie Mac Pool #SD8090 2.00% 9/1/2050[1]		1,283	1,056
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		1,915	1,710
Freddie Mac Pool #SD7525 2.50% 10/1/2050[1]		6,796	5,891
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		1,326	1,091
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		12,145	10,403
Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]		477	397
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		108	89
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		78,386	64,383
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		1,381	1,135
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		1,244	1,106
Freddie Mac Pool #SD1852 2.50% 6/1/2051[1]		13,009	11,104
Freddie Mac Pool #QC2817 2.50% 6/1/2051[1]		2,624	2,257
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		6,619	5,949
Freddie Mac Pool #RA5836 2.50% 9/1/2051[1]		18,045	15,505
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		1,213	1,083
Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]		7,324	6,535
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		2,029	1,820
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		1,541	1,328
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		1,398	1,248
Freddie Mac Pool #QD2025 3.50% 11/1/2051[1]		1,112	1,020
Freddie Mac Pool #QD3310 3.00% 12/1/2051[1]		20	18
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		10,186	8,774
Freddie Mac Pool #SD0855 2.50% 1/1/2052[1]		4,234	3,605
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		4,475	4,013
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		743	686
Freddie Mac Pool #QD8207 2.00% 3/1/2052[1]		2,691	2,203
Freddie Mac Pool #QD8010 2.00% 3/1/2052[1]		98	80
Freddie Mac Pool #QD7603 2.00% 3/1/2052[1]		6	5
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		15,685	14,397
Freddie Mac Pool #QE4855 3.50% 6/1/2052[1]		67	61
Freddie Mac Pool #QE4084 6.50% 6/1/2052[1]		286	296
Freddie Mac Pool #QE5698 5.00% 7/1/2052[1]		2,103	2,084
Freddie Mac Pool #SD7556 3.00% 8/1/2052[1]		638	571
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		78	76
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		354	344
Freddie Mac Pool #QF1205 4.50% 9/1/2052[1]		293	284
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		89	86
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		53	51
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		35	34
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		6,689	6,736
Freddie Mac Pool #SD1896 4.00% 11/1/2052[1]		18,953	18,217
Freddie Mac Pool #SD1894 4.00% 11/1/2052[1]		6,509	6,260
Freddie Mac Pool #QF2926 5.00% 11/1/2052[1]		12,919	12,803
Freddie Mac Pool #QF2692 5.00% 11/1/2052[1]		3,602	3,569

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	USD	2,347	$2,362
Freddie Mac Pool #QF2862 6.50% 11/1/2052[1]		62	64
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		48	49
Freddie Mac Pool #SD2065 4.00% 12/1/2052[1]		1,079	1,021
Freddie Mac Pool #RA8200 4.00% 12/1/2052[1]		688	651
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		217	215
Freddie Mac Pool #SD8298 4.50% 2/1/2053[1]		16,569	16,073
Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]		4,883	4,915
Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]		213	206
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		5,164	5,117
Freddie Mac Pool #QG1268 5.00% 4/1/2053[1]		665	658
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		605	599
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		12,989	13,049
Freddie Mac Pool #QG1023 5.50% 4/1/2053[1]		4,684	4,713
Freddie Mac Pool #QG2977 4.00% 5/1/2053[1]		211	200
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		36	35
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		9,582	9,624
Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]		4,965	4,988
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		2,775	2,792
Freddie Mac Pool #QG5002 4.00% 6/1/2053[1]		595	563
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		1,661	1,644
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		25,348	25,460
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		3,386	3,443
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		876	901
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		756	778
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		711	737
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		692	720
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		480	500
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		365	377
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		268	274
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		197	206
Freddie Mac Pool #QG6067 4.00% 7/1/2053[1]		555	524
Freddie Mac Pool #QG7958 4.00% 7/1/2053[1]		67	64
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		40,419	39,997
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		57,146	57,390
Freddie Mac Pool #QG8958 4.00% 8/1/2053[1]		496	469
Freddie Mac Pool #QG9629 4.00% 8/1/2053[1]		407	384
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		1,447	1,453
Freddie Mac Pool #QH0474 6.00% 9/1/2053[1]		30,265	30,737
Freddie Mac Pool #QH1059 6.00% 9/1/2053[1]		23,160	23,532
Freddie Mac Pool #QH1296 6.00% 9/1/2053[1]		17,404	17,680
Freddie Mac Pool #QH0851 6.00% 9/1/2053[1]		15,802	16,053
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		314,121	322,008
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,832	1,840
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		29,800	30,265
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		5,120	5,249
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		6,368	6,395
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		12,925	13,126
Freddie Mac Pool #SD8385 6.50% 12/1/2053[1]		6,399	6,560
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		5,410	5,433
Freddie Mac Pool #SD8396 6.00% 1/1/2054[1]		16,744	17,006
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[1]		48	48
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[1]		114	116
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[1,2]		3,461	3,458
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]		108	92
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]		98	84
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		7,249	6,850
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,703	1,606

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	USD	9,590	$9,072
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		411	372
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		4,000	3,819
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		53,595	53,988
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		25	25
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[1]		10,853	10,468
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]		30	30
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[1]		4,564	4,511
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[1]		10,089	9,485
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		2,182	1,849
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		3,795	3,216
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[1]		9,007	7,765
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		3,263	2,807
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		3,239	2,777
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[1]		4,995	4,318
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]		4,621	4,041
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		3,753	3,228
Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052[1]		5,618	5,087
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		24,576	22,882
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[1]		8,710	8,314
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]		3,826	3,652
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053[1]		3,843	3,750
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		20,238	19,747
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		3,516	3,491
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		8,423	8,219
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		13,750	13,417
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		1,517	1,157
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		3,499	3,138
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		4,156	3,830
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		2,346	2,090
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		3,389	3,124
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		100,436	82,107
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		212,594	180,887
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		87,960	77,821
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		66,858	61,342
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		154,909	146,528
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		228,894	221,902
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		22,426	22,189
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		113,139	113,634
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		17,798	18,073
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		82,390	84,994
Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,4]		26,140	24,008
Uniform Mortgage-Backed Security 4.00% 2/1/2054[1,4]		70,855	67,083
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		44,700	43,361
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		113,650	112,496
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		51,000	51,231
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,4]		299,110	303,725
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		3,500	3,587
Uniform Mortgage-Backed Security 6.00% 3/1/2054[1,4]		201,300	204,060
			4,146,468

Commercial mortgage-backed securities 1.72%
AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,5]		389	367
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[1]		770	732
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[1]		100	94
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[1,2]		3,500	3,633
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056[1,2]		684	723
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[1,2]		500	532
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[1]		205	194

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[1]	USD	126	$119
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[1,2]		2,444	2,362
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]		1,018	892
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[1]		295	252
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[1]		2,541	2,402
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[1,2]		781	751
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,2,5]		8,575	8,539
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[1,2,5]		3,822	3,773
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,2,5]		8,476	8,505
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[1,2,5]		14,727	14,364
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,2,5]		570	556
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,2,5]		5,292	5,179
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,2,5]		995	964
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[1,2,5]		996	964
BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 6.224% 11/15/2036[1,2,5]		11,575	11,397
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,2,5]		4,505	4,477
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[1,2,5]		3,499	3,446
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[1,2,5]		405	397
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[1,2,5]		274	269
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[1,2,5]		693	678
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[1,2,5]		9,979	9,848
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.726% 11/15/2038[1,2,5]		339	334
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[1,2,5]		100	98
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.326% 11/15/2038[1,2,5]		151	148
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 7.532% 10/15/2039[1,2,5]		3,198	3,206
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[1,2,5]		3,891	3,903
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,2,5]		19,044	19,310
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[1]		610	582
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[1]		350	346
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[1]		1,137	1,108
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[1,2,5]		8,924	8,874
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,5]		966	998
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040[1,5]		1,121	1,154
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/10/2040[1,2,5]		862	886
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[1]		200	186
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,2,5]		2,688	2,666

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[1,2,5]	USD	613	$604
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[1,2,5]		836	824
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,2,5]		640	630
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[1]		2,432	2,474
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[1,5]		449	435
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,5]		1,212	1,261
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[1,5]		1,897	1,536
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[1,2,5]		3,894	3,881
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[1]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[1]		100	94
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[1]		1,536	1,296
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[1]		2,107	2,095
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[1]		640	600
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[1]		240	223
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,5]		7,867	6,630
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[1,2]		2,040	1,920
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[1,2,5]		142	141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[1]		5,166	5,098
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[1]		410	396
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[1]		245	233
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[1]		730	683
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,5]		4,065	3,367
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD CME Term SOFR + 0.691%) 6.053% 7/15/2036[1,2,5]		9,351	9,186
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 6.402% 7/15/2036[1,2,5]		1,000	981
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[1,2,5]		8,362	8,231
SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 6.556% 11/15/2038[1,2,5]		252	247
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.805% 11/15/2038[1,2,5]		135	132
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048[1]		2,373	2,300
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[1]		2,550	2,444
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[1]		1,019	916
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[1]		205	195
			189,630

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.02%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,2,5]	USD	2,406	$1,976
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[1,5]		112	104
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,5,6]		5,355	4,965
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[1,2,5]		791	716
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,2,5]		443	423
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,5]		4,470	4,054
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,2,5]		2,149	2,081
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,2,5]		445	432
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,2,5]		1,102	1,056
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,2,5]		6,182	5,812
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,2,5]		182	166
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,2,5]		1,411	1,202
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 8.087% 5/25/2042[1,2,5]		262	270
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,2,5]		609	621
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[1,2,5]		3,254	3,325
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[1,2,5]		2,224	2,241
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[1,2,5]		1,243	1,248
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[1,5]		1,545	1,430
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,5]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,5]		2,498	2,784
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[1,2,5]		1,950	1,606
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[1,2,5]		1,817	1,495
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[1,2,5]		1,910	1,576
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,2,5]		2,985	2,459
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[1,2,5]		2,085	1,715
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,2,5]		1,199	1,211
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,2,5]		58	58
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,2,5]		219	225
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[1,2,5]		452	457
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[1,2,5]		1,519	1,601
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,2,5]		2,274	2,310
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,2,5]		814	916
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,2,5]		3,050	2,652
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[1,5]		5,021	4,542
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[1,2,5]		833	686
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,5,6]		3,090	3,072
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,2,5]		759	735
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,5,6]		2,327	2,254
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[1,2,5]		16,160	16,103
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[1,2,5]		2,663	2,364
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,2,5]		3,280	2,750
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,5]		1,120	1,047

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,2,5]	USD	1,555	$1,502
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,5]		9,310	8,233
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,7]		1,680	1,561
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2028[1,5]		4,722	4,662
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,5]		5,033	4,595
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[1,5]		2,227	2,202
			111,692

Total mortgage-backed obligations			4,447,790

Corporate bonds, notes & loans 31.70% Financials 9.85%
AerCap Ireland Capital DAC 1.65% 10/29/2024		1,568	1,514
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,822
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,640
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,531
AerCap Ireland Capital DAC 6.45% 4/15/2027[5]		3,994	4,138
AerCap Ireland Capital DAC 5.75% 6/6/2028		4,065	4,164
AerCap Ireland Capital DAC 3.00% 10/29/2028		9,124	8,335
AerCap Ireland Capital DAC 3.30% 1/30/2032		7,869	6,851
AerCap Ireland Capital DAC 3.40% 10/29/2033		3,939	3,385
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[5,6]		1,597	1,684
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,489
Ally Financial, Inc. 8.00% 11/1/2031		6,872	7,504
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[6]		604	616
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[6]		359	390
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[6]		4,565	4,559
American International Group, Inc. 5.125% 3/27/2033		2,749	2,792
Aon Corp. 5.35% 2/28/2033		1,083	1,111
Banco Santander, SA 5.147% 8/18/2025		4,000	3,978
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[6]		1,400	1,267
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[6]		1,970	1,894
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[6]		2,507	2,503
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[6]		1,487	1,363
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[6]		4,295	3,981
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[6]		2,635	2,577
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[6]		9,480	9,545
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[6]		2,773	2,445
Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[6]		4,902	4,227
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[6]		21,177	17,204
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[6]		36,155	29,536
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[6]		11,270	11,302
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[6]		4,855	5,085
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[5,6]		4,850	4,907
Bank of Montreal 5.30% 6/5/2026		1,370	1,384
Bank of Nova Scotia (The) 5.25% 6/12/2028		1,370	1,392
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[6]		4,525	4,509
Barclays PLC 5.829% 5/9/2027 (USD-SOFR + 2.21% on 5/9/2026)[6]		2,085	2,104
Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[6]		980	1,021
Barclays PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[6]		3,530	3,663
Barclays PLC 6.692% 9/13/2034 (USD-SOFR + 2.62% on 9/13/2033)[6]		420	449
Block, Inc. 2.75% 6/1/2026		1,975	1,864
Block, Inc. 3.50% 6/1/2031		825	734
BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[5,6]		3,200	2,933
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[5,6]		13,134	12,158
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,6]		3,594	3,129
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[5,6]		5,650	4,783

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
BPCE SA 5.15% 7/21/2024[5]	USD	5,481	$5,435
BPCE SA 1.625% 1/14/2025[5]		2,980	2,872
BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[5,6]		4,729	4,404
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[5,6]		2,150	2,168
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[5,6]		5,640	5,945
BPCE SA 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[5,6]		250	200
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[5,6]		6,195	6,226
CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[5,6]		980	1,005
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,6]		3,650	3,726
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[5,6]		700	740
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[6]		2,430	2,403
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[6]		515	514
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[6]		2,445	2,509
Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[6]		2,180	2,287
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[6]		1,776	1,834
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[6]		4,795	5,056
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		526	427
Chubb INA Holdings, Inc. 3.35% 5/3/2026		2,020	1,967
Chubb INA Holdings, Inc. 4.35% 11/3/2045		2,015	1,896
Citibank, NA 5.803% 9/29/2028		4,100	4,284
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,778
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[6]		6,304	5,771
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[6]		13,528	12,753
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[6]		1,030	879
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[6]		3,090	2,780
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[6]		995	1,065
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[6]		140	145
Corebridge Financial, Inc. 3.50% 4/4/2025		239	233
Corebridge Financial, Inc. 3.65% 4/5/2027		3,913	3,766
Corebridge Financial, Inc. 3.85% 4/5/2029		5,794	5,465
Corebridge Financial, Inc. 3.90% 4/5/2032		3,964	3,586
Corebridge Financial, Inc. 4.35% 4/5/2042		361	307
Corebridge Financial, Inc. 4.40% 4/5/2052		651	547
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[5,6]		4,450	4,224
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[5,6]		2,450	2,257
Credit Suisse AG 7.50% 2/15/2028		2,445	2,679
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[5,6]		2,990	2,699
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[5,6]		2,975	2,885
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,456
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,098
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[6]		3,673	3,614
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,106
Deutsche Bank AG 4.10% 1/13/2026		857	841
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[6]		27,047	25,368
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[6]		7,536	6,895
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[6]		10,418	9,569
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[6]		8,853	9,276
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[6]		4,775	5,030
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[6]		4,550	3,996
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[6]		3,235	2,713
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[6]		1,015	1,130
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[5,6]		1,200	1,095
Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026)[6]	EUR	1,080	1,132
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[6]		1,440	1,482
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[6]		3,210	3,830
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[6]	USD	205	214

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Five Corners Funding Trust III 5.791% 2/15/2033[5]	USD	942	$1,001
Five Corners Funding Trust IV 5.997% 2/15/2053[5]		360	390
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[6]		3,030	2,795
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[6]		13,275	12,046
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[6]		12,997	11,894
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[6]		3,703	3,434
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[6]		5,534	5,310
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[6]		5,114	5,026
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[6]		7,324	6,958
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[6]		1,950	2,070
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[6]		10,662	9,156
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[6]		3,160	2,307
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.096% on 11/10/2026)[6]		1,750	1,714
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[6]		5,270	4,839
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[6]		14,232	12,433
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[6]		5,250	4,385
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[6]		4,463	3,710
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[6]		2,100	2,233
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		269	253
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		3,206	2,931
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[6]		1,680	1,716
ING Groep NV 6.114% 9/11/2034 (USD-SOFR + 1.85% on 9/11/2033)[6]		840	882
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,692
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,583
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	5,327
Intesa Sanpaolo SpA 5.017% 6/26/2024[5]		68,143	67,459
Intesa Sanpaolo SpA 3.25% 9/23/2024[5]		770	756
Intesa Sanpaolo SpA 5.71% 1/15/2026[5]		15,400	15,334
Intesa Sanpaolo SpA 3.875% 7/14/2027[5]		6,250	5,824
Intesa Sanpaolo SpA 3.875% 1/12/2028[5]		1,986	1,845
Intesa Sanpaolo SpA 7.20% 11/28/2033[5]		2,755	2,939
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[5,6]		5,100	5,265
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[5]		705	647
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[6]		5,870	5,734
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[6]		2,435	2,345
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[6]		3,272	3,220
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[6]		323	297
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[6]		2,813	2,597
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[6]		5,965	5,407
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[6]		1,400	1,441
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[6]		9,282	8,737
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[6]		14,951	14,963
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[6]		9,600	9,103
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[6]		11,980	11,650
JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028)[6]		2,240	2,274
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[6]		55	58
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[6]		1,126	916
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[6]		3,727	3,154
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[6]		5,313	4,435
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[6]		553	474
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[6]		1,145	1,162
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[6]		4,470	4,848
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]		2,415	2,223

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[5,6]	USD	1,375	$1,399
KBC Groep NV 6.324% 9/21/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/21/2033)[5,6]		5,875	6,213
Korea Exchange Bank 3.25% 3/30/2027[5]		1,315	1,258
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[6]		2,675	2,582
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[6]		1,625	1,655
Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[6]		2,705	2,773
LPL Holdings, Inc. 6.75% 11/17/2028		3,646	3,889
Marsh & McLennan Companies, Inc. 5.40% 9/15/2033		490	516
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		222	242
Mastercard, Inc. 4.85% 3/9/2033		287	297
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[5,6,8]		1,405	1,513
MetLife, Inc. 3.60% 11/13/2025		3,490	3,429
MetLife, Inc. 5.375% 7/15/2033		1,279	1,334
Metropolitan Life Global Funding I 5.40% 9/12/2028[5]		840	863
Metropolitan Life Global Funding I 5.15% 3/28/2033[5]		619	630
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[6]		2,960	2,855
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[6]		6,200	5,668
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[6]		2,225	2,027
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[6]		2,970	2,750
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[6]		2,945	2,865
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[6]		1,430	1,457
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[6]		763	775
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[6]		4,615	4,219
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[6]		1,701	1,751
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[6]		2,390	2,469
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[6]		3,065	3,056
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[6]		2,300	2,262
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[6]		13,336	12,187
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[6]		9,403	9,451
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[6]		21,869	22,007
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[6]		85	68
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[6]		11,777	9,617
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[6]		2,670	2,212
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[6]		11,543	11,720
Morgan Stanley Bank, N.A. 5.882% 10/30/2026		2,775	2,855
MSCI, Inc. 3.25% 8/15/2033[5]		2,750	2,302
Nasdaq, Inc. 5.35% 6/28/2028		553	570
Nasdaq, Inc. 5.55% 2/15/2034		1,178	1,225
Nasdaq, Inc. 5.95% 8/15/2053		307	330
Nasdaq, Inc. 6.10% 6/28/2063		100	108
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[6]		3,555	3,588
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[6]		1,140	1,198
Navient Corp. 6.75% 6/25/2025		425	430

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[5]	USD	2,090	$2,101
Onemain Finance Corp. 7.125% 3/15/2026		250	255
PayPal Holdings, Inc. 5.05% 6/1/2052		1,031	1,041
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[6]		4,896	5,004
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[6]		7,232	8,032
Royal Bank of Canada 4.90% 1/12/2028		360	364
Royal Bank of Canada 5.00% 2/1/2033		3,591	3,654
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,239
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[6]		5,100	5,274
SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[5]		1,120	1,133
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[5,6]		562	591
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[6]		1,640	1,547
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[6]		6,337	6,386
Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026		1,429	1,462
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027		1,100	1,017
Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028		1,045	1,082
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033		373	394
Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028[5]		1,400	1,441
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[6,9]		1,530	21
Swedbank AB 6.136% 9/12/2026[5]		2,100	2,143
Synchrony Financial 4.375% 3/19/2024		3,640	3,628
Toronto-Dominion Bank (The) 1.95% 1/12/2027		1,060	980
Toronto-Dominion Bank (The) 5.156% 1/10/2028		7,520	7,639
Toronto-Dominion Bank (The) 5.523% 7/17/2028		3,480	3,585
Travelers Companies, Inc. 2.55% 4/27/2050		623	410
Travelers Companies, Inc. 5.45% 5/25/2053		163	176
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[6]		1,370	1,395
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[6]		2,605	2,568
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[6]		2,396	2,589
Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[6]		2,750	2,665
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[6]		1,223	1,248
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[6]		2,440	2,405
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[6]		3,119	2,989
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[6]		2,662	2,747
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[5,6]		850	832
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[5,6]		7,609	7,240
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[5,6]		11,200	10,279
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[5,6]		6,623	5,987
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[5,6]		1,265	1,315
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[5,6]		2,655	2,772
UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[5,6,8]		1,202	1,074
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[5,6]		9,636	8,981
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[5,6]		1,392	1,111
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[5,6]		7,869	6,706
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[5,6]		4,038	3,315
UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[5,6]		9,662	10,317
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[5,6]		5,000	6,150
UniCredit SpA 4.625% 4/12/2027[5]		1,395	1,364
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[5,6]		16,130	15,798
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	426
Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[6]		3,524	3,456
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[6]		6,615	6,314

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	USD	678	$621
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[6]		13,490	13,398
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[6]		2,545	2,600
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[6]		5,785	6,101
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[6]		19,316	19,411
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[6]		188	192
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[6]		8,217	8,944
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[6]		5,719	5,148
Willis North America, Inc. 4.65% 6/15/2027		930	921
			1,083,809

Health care 4.05%
Amgen, Inc. 5.507% 3/2/2026		725	725
Amgen, Inc. 5.15% 3/2/2028		5,326	5,455
Amgen, Inc. 4.05% 8/18/2029		7,429	7,277
Amgen, Inc. 2.45% 2/21/2030		5,131	4,552
Amgen, Inc. 5.25% 3/2/2030		2,854	2,935
Amgen, Inc. 4.20% 3/1/2033		8,502	8,092
Amgen, Inc. 5.25% 3/2/2033		7,992	8,197
Amgen, Inc. 4.875% 3/1/2053		3,360	3,143
Amgen, Inc. 4.40% 2/22/2062		196	166
AstraZeneca Finance, LLC 1.75% 5/28/2028		897	803
AstraZeneca Finance, LLC 4.90% 3/3/2030		66	68
AstraZeneca Finance, LLC 2.25% 5/28/2031		1,159	1,000
AstraZeneca Finance, LLC 4.875% 3/3/2033		2,520	2,607
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,848
Bausch Health Companies, Inc. 4.875% 6/1/2028[5]		830	501
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,277
Bayer US Finance, LLC 6.25% 1/21/2029[5]		2,302	2,355
Bayer US Finance, LLC 6.375% 11/21/2030[5]		4,478	4,611
Bayer US Finance, LLC 6.50% 11/21/2033[5]		1,395	1,443
Bayer US Finance, LLC 6.875% 11/21/2053[5]		578	616
Bristol-Myers Squibb Co. 5.90% 11/15/2033		4,402	4,798
Bristol-Myers Squibb Co. 2.55% 11/13/2050		2,113	1,341
Bristol-Myers Squibb Co. 3.70% 3/15/2052		2,197	1,728
Bristol-Myers Squibb Co. 6.25% 11/15/2053		1,740	1,993
Centene Corp. 4.25% 12/15/2027		14,860	14,330
Centene Corp. 2.45% 7/15/2028		12,410	11,062
Centene Corp. 4.625% 12/15/2029		14,945	14,347
Centene Corp. 3.375% 2/15/2030		15,718	14,122
Centene Corp. 2.50% 3/1/2031		8,550	7,135
Centene Corp. 2.625% 8/1/2031		2,510	2,085
CVS Health Corp. 5.125% 2/21/2030		1,720	1,748
CVS Health Corp. 5.25% 1/30/2031		960	985
CVS Health Corp. 5.25% 2/21/2033		2,122	2,170
CVS Health Corp. 5.30% 6/1/2033		2,393	2,457
CVS Health Corp. 5.625% 2/21/2053		40	41
CVS Health Corp. 5.875% 6/1/2053		4,897	5,157
CVS Health Corp. 6.00% 6/1/2063		1,344	1,428
Elevance Health, Inc. 2.375% 1/15/2025		1,534	1,490
Elevance Health, Inc. 4.10% 5/15/2032		6,161	5,887
Elevance Health, Inc. 4.75% 2/15/2033		887	888
Elevance Health, Inc. 4.55% 5/15/2052		271	248
Elevance Health, Inc. 5.125% 2/15/2053		784	786
Eli Lilly and Co. 3.375% 3/15/2029		1,035	996
Eli Lilly and Co. 4.70% 2/27/2033		5,162	5,296
Eli Lilly and Co. 4.875% 2/27/2053		4,603	4,765
Eli Lilly and Co. 4.95% 2/27/2063		144	149
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		4,895	5,069
GE HealthCare Technologies, Inc. 5.857% 3/15/2030		207	218

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
GE HealthCare Technologies, Inc. 5.905% 11/22/2032	USD	7,896	$8,426
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		215	250
Gilead Sciences, Inc. 5.25% 10/15/2033		3,340	3,483
Gilead Sciences, Inc. 5.55% 10/15/2053		4,978	5,398
HCA, Inc. 5.20% 6/1/2028		4,165	4,210
HCA, Inc. 2.375% 7/15/2031		2,233	1,841
HCA, Inc. 3.625% 3/15/2032		2,400	2,147
HCA, Inc. 4.625% 3/15/2052		226	192
Johnson & Johnson 0.95% 9/1/2027		12,708	11,345
Johnson & Johnson 2.10% 9/1/2040		670	477
Johnson & Johnson 2.25% 9/1/2050		1,758	1,165
Laboratory Corporation of America Holdings 1.55% 6/1/2026		773	714
Laboratory Corporation of America Holdings 4.70% 2/1/2045		3,975	3,673
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		1,485	1,486
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,837
Merck & Co., Inc. 4.90% 5/17/2044		380	385
Merck & Co., Inc. 2.75% 12/10/2051		808	556
Merck & Co., Inc. 5.00% 5/17/2053		895	921
Merck & Co., Inc. 5.15% 5/17/2063		208	217
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,375	1,375
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		4,442	4,454
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,747	3,828
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,558	1,282
Roche Holdings, Inc. 1.93% 12/13/2028[5]		7,545	6,741
Roche Holdings, Inc. 2.076% 12/13/2031[5]		9,309	7,842
Roche Holdings, Inc. 2.607% 12/13/2051[5]		645	434
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		13,390	12,886
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		45,000	45,427
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		68,853	63,802
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		26,824	27,441
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		46,666	31,653
Thermo Fisher Scientific, Inc. 5.086% 8/10/2033		985	1,027
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,334
UnitedHealth Group, Inc. 2.00% 5/15/2030		466	403
UnitedHealth Group, Inc. 4.20% 5/15/2032		1,664	1,629
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	1,017
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	859
UnitedHealth Group, Inc. 3.25% 5/15/2051		572	434
UnitedHealth Group, Inc. 4.95% 5/15/2062		69	68
Zoetis, Inc. 5.60% 11/16/2032		1,063	1,140
			445,189

Utilities 4.03%
AEP Texas, Inc. 3.45% 5/15/2051		1,380	990
Alabama Power Co. 3.00% 3/15/2052		3,219	2,253
Alfa Desarrollo SpA 4.55% 9/27/2051[5]		999	781
Baltimore Gas and Electric Co. 4.55% 6/1/2052		525	482
Berkshire Hathaway Energy Co. 4.50% 2/1/2045		5,895	5,465
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		1,017	908
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		2,400	2,250
Comision Federal de Electricidad 4.688% 5/15/2029[5]		3,655	3,444
Connecticut Light and Power Co. (The) 2.05% 7/1/2031		1,775	1,474
Consumers Energy Co. 4.625% 5/15/2033		3,500	3,496
Consumers Energy Co. 3.10% 8/15/2050		939	692
DTE Energy Co. 3.00% 3/1/2032		259	230
Duke Energy Carolinas, LLC 5.35% 1/15/2053		332	341
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,806
Duke Energy Florida, LLC 5.875% 11/15/2033		370	399
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,259
Duke Energy Florida, LLC 3.00% 12/15/2051		293	200

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Florida, LLC 5.95% 11/15/2052	USD	575	$630
Duke Energy Progress, LLC 3.70% 9/1/2028		3,750	3,644
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,467
Duke Energy Progress, LLC 2.50% 8/15/2050		644	406
Edison International 4.95% 4/15/2025		175	174
Edison International 5.75% 6/15/2027		3,181	3,251
Edison International 4.125% 3/15/2028		4,219	4,079
Edison International 5.25% 11/15/2028		4,350	4,381
Edison International 6.95% 11/15/2029		2,425	2,634
Electricité de France SA 5.70% 5/23/2028[5]		675	699
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[6]	EUR	2,800	2,757
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,6]	USD	1,025	1,147
Emera US Finance, LP 0.833% 6/15/2024		600	585
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,615
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[5]		1,310	1,229
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,268
Entergy Louisiana, LLC 4.75% 9/15/2052		395	364
FirstEnergy Corp. 1.60% 1/15/2026		20,066	18,678
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,834
FirstEnergy Corp. 2.25% 9/1/2030		12,602	10,629
FirstEnergy Corp., Series B, 4.15% 7/15/2027		12,178	11,720
FirstEnergy Transmission, LLC 2.866% 9/15/2028[5]		4,000	3,631
Florida Power & Light Co. 5.05% 4/1/2028		1,511	1,546
Florida Power & Light Co. 4.40% 5/15/2028		1,655	1,659
Florida Power & Light Co. 2.45% 2/3/2032		1,844	1,585
Florida Power & Light Co. 5.10% 4/1/2033		7,431	7,675
Florida Power & Light Co. 4.80% 5/15/2033		1,085	1,098
Florida Power & Light Co. 5.30% 4/1/2053		1,255	1,315
Georgia Power Co. 4.65% 5/16/2028		1,050	1,059
Georgia Power Co. 4.95% 5/17/2033		1,845	1,861
Georgia Power Co. 3.70% 1/30/2050		190	150
Israel Electric Corp., Ltd. 4.25% 8/14/2028[5]		10,190	9,563
Israel Electric Corp., Ltd. 3.75% 2/22/2032[5]		340	290
Jersey Central Power & Light Co. 2.75% 3/1/2032[5]		525	444
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[5]		425	411
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,289
Monongahela Power Co. 3.55% 5/15/2027[5]		1,700	1,629
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		1,440	1,417
NiSource, Inc. 5.40% 6/30/2033		650	671
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		205	203
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[5]		2,650	2,825
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,967
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	26,430
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	10,284
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,645	5,282
Pacific Gas and Electric Co. 3.30% 12/1/2027		9,512	8,886
Pacific Gas and Electric Co. 3.00% 6/15/2028		2,542	2,319
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	12,258
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,592
Pacific Gas and Electric Co. 6.10% 1/15/2029		3,760	3,894
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,449	33,794
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,597	17,836
Pacific Gas and Electric Co. 6.15% 1/15/2033		518	538
Pacific Gas and Electric Co. 6.40% 6/15/2033		11,554	12,169
Pacific Gas and Electric Co. 6.95% 3/15/2034		1,582	1,740
Pacific Gas and Electric Co. 3.30% 8/1/2040		9,898	7,260
Pacific Gas and Electric Co. 3.75% 8/15/2042		106	79
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	281

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.95% 7/1/2050	USD	540	$462
Pacific Gas and Electric Co. 3.50% 8/1/2050		14,919	10,331
Pacific Gas and Electric Co. 6.75% 1/15/2053		185	202
PacifiCorp 4.15% 2/15/2050		475	386
PacifiCorp 3.30% 3/15/2051		325	226
PacifiCorp 2.90% 6/15/2052		111	72
PacifiCorp 5.35% 12/1/2053		1,748	1,684
PacifiCorp 5.50% 5/15/2054		4,363	4,291
Public Service Company of Colorado 2.70% 1/15/2051		2,472	1,559
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,605
Public Service Electric and Gas Co. 5.20% 8/1/2033		1,200	1,246
Public Service Electric and Gas Co. 5.45% 8/1/2053		175	189
Puget Energy, Inc. 3.65% 5/15/2025		300	293
Southern California Edison Co. 4.90% 6/1/2026		1,375	1,382
Southern California Edison Co. 4.20% 3/1/2029		10,726	10,526
Southern California Edison Co. 2.85% 8/1/2029		6,945	6,336
Southern California Edison Co. 2.50% 6/1/2031		5,044	4,325
Southern California Edison Co. 5.95% 11/1/2032		1,100	1,182
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,747
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,692
Southern California Edison Co. 5.625% 2/1/2036		7,051	7,198
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,858
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,378
Southern California Edison Co. 3.60% 2/1/2045		2,417	1,882
Southern California Edison Co. 4.00% 4/1/2047		9,334	7,629
Southern California Edison Co. 3.65% 2/1/2050		14,600	11,323
Southern California Edison Co. 3.65% 6/1/2051		623	470
Southern California Edison Co. 3.45% 2/1/2052		515	376
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,307
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,534
Union Electric Co. 2.15% 3/15/2032		3,175	2,634
Virginia Electric & Power 2.30% 11/15/2031		1,700	1,430
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
WEC Energy Group, Inc. 5.60% 9/12/2026		400	407
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	427
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	829
Wisconsin Public Service Corp. 2.85% 12/1/2051		375	248
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,516
Xcel Energy, Inc. 1.75% 3/15/2027		4,363	3,981
Xcel Energy, Inc. 2.60% 12/1/2029		1,725	1,547
Xcel Energy, Inc. 4.60% 6/1/2032		4,600	4,488
			443,958

Consumer discretionary 3.49%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[5]		335	305
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,477
Amazon.com, Inc. 3.45% 4/13/2029		600	582
Amazon.com, Inc. 2.875% 5/12/2041		650	511
Amazon.com, Inc. 3.10% 5/12/2051		5,705	4,246
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,432
Amazon.com, Inc. 3.25% 5/12/2061		4,100	3,012
Amazon.com, Inc. 4.10% 4/13/2062		470	416
Atlas LuxCo 4 SARL 4.625% 6/1/2028[5]		255	233
Bath & Body Works, Inc. 6.875% 11/1/2035		740	750
BMW US Capital, LLC 3.45% 4/1/2027[5]		1,075	1,035
BMW US Capital, LLC 5.05% 8/11/2028[5]		1,890	1,926
BMW US Capital, LLC 3.70% 4/1/2032[5]		1,350	1,259
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[5]		4,950	4,772
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		3,567	3,440

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[5]	USD	832	$849
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]		3,230	2,879
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[5]		8,174	6,787
Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[5]		691	705
Ford Motor Co. 3.25% 2/12/2032		620	516
Ford Motor Credit Co., LLC 5.125% 6/16/2025		3,870	3,823
Ford Motor Credit Co., LLC 6.95% 3/6/2026		855	876
Ford Motor Credit Co., LLC 6.95% 6/10/2026		755	775
Ford Motor Credit Co., LLC 2.70% 8/10/2026		200	185
Ford Motor Credit Co., LLC 4.271% 1/9/2027		18,742	17,986
Ford Motor Credit Co., LLC 4.95% 5/28/2027		485	474
Ford Motor Credit Co., LLC 4.125% 8/17/2027		39,480	37,409
Ford Motor Credit Co., LLC 3.815% 11/2/2027		3,990	3,728
Ford Motor Credit Co., LLC 7.35% 11/4/2027		7,549	7,966
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,030	2,122
Ford Motor Credit Co., LLC 6.798% 11/7/2028		762	798
Ford Motor Credit Co., LLC 2.90% 2/10/2029		1,065	934
Ford Motor Credit Co., LLC 5.113% 5/3/2029		9,854	9,591
Ford Motor Credit Co., LLC 7.35% 3/6/2030		10,668	11,469
Ford Motor Credit Co., LLC 7.20% 6/10/2030		1,015	1,082
Ford Motor Credit Co., LLC 7.122% 11/7/2033		688	742
General Motors Co. 6.125% 10/1/2025		22,221	22,526
General Motors Co. 5.40% 10/15/2029		781	795
General Motors Co. 5.40% 4/1/2048		5,200	4,758
General Motors Financial Co., Inc. 1.05% 3/8/2024		4,200	4,163
General Motors Financial Co., Inc. 4.35% 4/9/2025		11,358	11,196
General Motors Financial Co., Inc. 1.50% 6/10/2026		6,712	6,153
General Motors Financial Co., Inc. 2.35% 2/26/2027		9,771	9,000
General Motors Financial Co., Inc. 2.40% 4/10/2028		13,909	12,489
General Motors Financial Co., Inc. 5.80% 6/23/2028		2,595	2,668
General Motors Financial Co., Inc. 2.40% 10/15/2028		464	412
General Motors Financial Co., Inc. 3.60% 6/21/2030		465	422
General Motors Financial Co., Inc. 2.35% 1/8/2031		4,351	3,599
General Motors Financial Co., Inc. 2.70% 6/10/2031		3,980	3,339
General Motors Financial Co., Inc. 6.40% 1/9/2033		2,389	2,544
Grand Canyon University 4.125% 10/1/2024		4,190	3,960
Hanesbrands, Inc. 9.00% 2/15/2031[5]		528	518
Home Depot, Inc. 2.95% 6/15/2029		4,641	4,365
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,808
Hyundai Capital America 3.40% 6/20/2024[5]		8,180	8,084
Hyundai Capital America 1.00% 9/17/2024[5]		605	586
Hyundai Capital America 2.65% 2/10/2025[5]		11,383	11,051
Hyundai Capital America 1.80% 10/15/2025[5]		13,274	12,481
Hyundai Capital America 6.25% 11/3/2025[5]		825	838
Hyundai Capital America 1.30% 1/8/2026[5]		6,000	5,542
Hyundai Capital America 5.50% 3/30/2026[5]		705	709
Hyundai Capital America 1.50% 6/15/2026[5]		7,475	6,829
Hyundai Capital America 1.65% 9/17/2026[5]		7,275	6,615
Hyundai Capital America 3.00% 2/10/2027[5]		9,000	8,415
Hyundai Capital America 2.375% 10/15/2027[5]		7,543	6,798
Hyundai Capital America 1.80% 1/10/2028[5]		5,965	5,234
Hyundai Capital America 5.60% 3/30/2028[5]		1,385	1,407
Hyundai Capital America 2.00% 6/15/2028[5]		5,775	5,048
Hyundai Capital America 5.68% 6/26/2028[5]		2,590	2,642
Hyundai Capital America 2.10% 9/15/2028[5]		3,010	2,633
Hyundai Capital America 6.10% 9/21/2028[5]		2,655	2,761
Hyundai Capital America 6.50% 1/16/2029[5]		1,427	1,508
Hyundai Capital America 5.80% 4/1/2030[5]		2,398	2,472
Hyundai Capital America 5.70% 6/26/2030[5]		1,555	1,593
Hyundai Capital Services, Inc. 1.25% 2/8/2026[5]		3,695	3,397
KIA Corp. 2.375% 2/14/2025[5]		210	203

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Marriott International, Inc. 5.75% 5/1/2025	USD	190	$191
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,526
Marriott International, Inc. 4.90% 4/15/2029		653	658
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,170
McDonald’s Corp. 3.60% 7/1/2030		1,014	962
McDonald’s Corp. 4.60% 9/9/2032		304	307
McDonald’s Corp. 4.95% 8/14/2033		238	245
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,238
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,358
McDonald’s Corp. 5.15% 9/9/2052		509	518
Nissan Motor Acceptance Co., LLC 2.75% 3/9/2028[5]		3,167	2,797
Sands China, Ltd. 2.55% 3/8/2027		2,368	2,154
Stellantis Finance US, Inc. 1.711% 1/29/2027[5]		5,486	4,985
Stellantis Finance US, Inc. 5.625% 1/12/2028[5]		825	855
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		5,119	4,286
Stellantis Finance US, Inc. 6.375% 9/12/2032[5]		8,490	9,156
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,658
Toyota Motor Credit Corp. 4.55% 5/17/2030		1,625	1,636
Toyota Motor Credit Corp. 5.55% 11/20/2030		690	727
Travel + Leisure Co. 6.625% 7/31/2026[5]		675	682
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[5]		546	535
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030[5]		5,190	5,529
Wynn Resorts Finance, LLC 5.125% 10/1/2029[5]		410	387
			384,385

Industrials 2.68%
ADT Security Corp. 4.125% 8/1/2029[5]		510	470
Air Lease Corp. 0.80% 8/18/2024		3,175	3,079
Air Lease Corp. 2.875% 1/15/2026		10,172	9,695
Air Lease Corp. 2.20% 1/15/2027		4,341	3,978
Air Lease Corp. 5.30% 2/1/2028		3,725	3,769
Air Lease Corp. 2.10% 9/1/2028		2,450	2,147
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[5]		12,514	12,350
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[5]		5,005	4,641
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[5]		4,594	4,252
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[6,8]		1,680	1,644
Boeing Co. 1.95% 2/1/2024		5,206	5,189
Boeing Co. 2.80% 3/1/2024		500	497
Boeing Co. 4.875% 5/1/2025		31,869	31,736
Boeing Co. 2.75% 2/1/2026		17,237	16,504
Boeing Co. 2.196% 2/4/2026		17,876	16,894
Boeing Co. 2.70% 2/1/2027		6,473	6,107
Boeing Co. 5.04% 5/1/2027		14,350	14,483
Boeing Co. 3.25% 2/1/2028		10,757	10,212
Boeing Co. 3.25% 3/1/2028		1,925	1,809
Boeing Co. 5.15% 5/1/2030		33,299	33,918
Boeing Co. 3.625% 2/1/2031		3,677	3,417
Boeing Co. 3.90% 5/1/2049		1,411	1,119
Boeing Co. 5.805% 5/1/2050		986	1,022
Canadian National Railway Co. 5.85% 11/1/2033		465	511
Canadian National Railway Co. 6.125% 11/1/2053		137	164
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,066	984
Canadian Pacific Railway Co. 3.10% 12/2/2051		2,286	1,654
Carrier Global Corp. 5.80% 11/30/2025[5]		240	243
Carrier Global Corp. 2.722% 2/15/2030		292	261
Carrier Global Corp. 2.70% 2/15/2031		292	255
Carrier Global Corp. 5.90% 3/15/2034[5]		1,345	1,455
Carrier Global Corp. 3.377% 4/5/2040		14,710	11,847
Carrier Global Corp. 3.577% 4/5/2050		138	108

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Carrier Global Corp. 6.20% 3/15/2054[5]	USD	827	$957
CK Hutchison International (23), Ltd. 4.75% 4/21/2028[5]		1,260	1,263
CSX Corp. 4.10% 11/15/2032		1,886	1,835
CSX Corp. 5.20% 11/15/2033		1,333	1,391
CSX Corp. 4.50% 11/15/2052		4,470	4,154
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[5]		978	913
General Dynamics Corp. 3.75% 5/15/2028		479	471
General Dynamics Corp. 3.625% 4/1/2030		387	372
Ingersoll-Rand, Inc. 5.40% 8/14/2028		801	826
Ingersoll-Rand, Inc. 5.70% 8/14/2033		946	1,001
L3Harris Technologies, Inc. 5.40% 7/31/2033		1,126	1,171
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		2,690	2,592
Norfolk Southern Corp. 5.05% 8/1/2030		1,734	1,777
Norfolk Southern Corp. 5.35% 8/1/2054		1,458	1,517
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,370
Northrop Grumman Corp. 4.70% 3/15/2033		4,259	4,298
Northrop Grumman Corp. 4.95% 3/15/2053		2,459	2,439
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,368
Republic Services, Inc. 5.00% 4/1/2034		15	15
RTX Corp. 5.75% 11/8/2026		550	565
RTX Corp. 3.125% 5/4/2027		4,551	4,330
RTX Corp. 4.125% 11/16/2028		4,974	4,864
RTX Corp. 5.75% 1/15/2029		410	429
RTX Corp. 6.00% 3/15/2031		550	586
RTX Corp. 2.375% 3/15/2032		451	376
RTX Corp. 6.10% 3/15/2034		401	435
RTX Corp. 2.82% 9/1/2051		665	440
RTX Corp. 3.03% 3/15/2052		1,190	822
RTX Corp. 6.40% 3/15/2054		1,006	1,166
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[5]		2,550	2,094
Triton Container International, Ltd. 1.15% 6/7/2024[5]		1,609	1,570
Triton Container International, Ltd. 3.15% 6/15/2031[5]		2,482	1,977
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,067
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,969
Union Pacific Corp. 2.375% 5/20/2031		2,298	1,999
Union Pacific Corp. 2.80% 2/14/2032		5,244	4,655
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,368
Union Pacific Corp. 2.95% 3/10/2052		1,405	998
United Rentals (North America), Inc. 5.50% 5/15/2027		2,500	2,507
Veralto Corp. 5.50% 9/18/2026[5]		350	355
Veralto Corp. 5.35% 9/18/2028[5]		2,450	2,509
Veralto Corp. 5.45% 9/18/2033[5]		1,680	1,741
Waste Management, Inc. 1.50% 3/15/2031		419	343
Waste Management, Inc. 4.15% 4/15/2032		688	672
Waste Management, Inc. 4.875% 2/15/2034		2,830	2,888
			294,869

Energy 2.45%
Antero Resources Corp. 5.375% 3/1/2030[5]		280	269
Apache Corp. 4.625% 11/15/2025		645	630
Apache Corp. 4.25% 1/15/2030		2,465	2,306
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,064
BP Capital Markets America, Inc. 4.893% 9/11/2033		3,701	3,767
BP Capital Markets America, Inc. 3.001% 3/17/2052		710	499
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	719
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,769
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,315
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,462
Cenovus Energy, Inc. 5.25% 6/15/2037		289	277
Cenovus Energy, Inc. 5.40% 6/15/2047		8,809	8,336

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 3.75% 2/15/2052	USD	19	$14
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	800
Chevron Corp. 2.954% 5/16/2026		3,365	3,256
Chevron Corp. 3.078% 5/11/2050		692	523
Civitas Resources, Inc. 8.75% 7/1/2031[5]		1,400	1,492
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[5]		1,152	1,270
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[5]		268	277
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[5]		813	852
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[5]		546	586
ConocoPhillips Co. 3.80% 3/15/2052		15	12
ConocoPhillips Co. 5.30% 5/15/2053		6,279	6,459
ConocoPhillips Co. 5.55% 3/15/2054		1,708	1,815
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,994
DT Midstream, Inc. 4.125% 6/15/2029[5]		555	511
Ecopetrol SA 4.625% 11/2/2031		270	229
Ecopetrol SA 8.875% 1/13/2033		15,110	16,434
Enbridge, Inc. 6.20% 11/15/2030		1,650	1,766
Enbridge, Inc. 6.70% 11/15/2053		3,722	4,334
Energy Transfer, LP 6.40% 12/1/2030		479	513
Energy Transfer, LP 6.55% 12/1/2033		1,641	1,783
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6,8]		500	419
Energy Transfer, LP (3-month USD CME Term SOFR + 4.29%) 9.669% junior subordinated perpetual bonds[2]		7,850	7,548
EQT Corp. 5.70% 4/1/2028		1,223	1,242
EQT Corp. 7.25% 2/1/2030[6]		7,500	8,058
Equinor ASA 3.625% 9/10/2028		4,928	4,807
Equinor ASA 3.125% 4/6/2030		20,000	18,790
Equinor ASA 3.25% 11/18/2049		5,687	4,316
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,494
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	931
Kinder Morgan, Inc. 5.20% 6/1/2033		871	866
Occidental Petroleum Corp. 8.875% 7/15/2030		4,345	5,090
Occidental Petroleum Corp. 6.60% 3/15/2046		478	518
Odebrecht Drilling Services, LLC 7.50% 6/15/2030[5]		6	6
Odebrecht Oil & Gas Finance, Ltd. 0% perpetual bonds[5]		1,150	40
Oleoducto Central SA 4.00% 7/14/2027[5]		1,715	1,595
Oleoducto Central SA 4.00% 7/14/2027		350	326
ONEOK, Inc. 5.55% 11/1/2026		736	749
ONEOK, Inc. 5.65% 11/1/2028		467	484
ONEOK, Inc. 5.80% 11/1/2030		681	708
ONEOK, Inc. 6.05% 9/1/2033		5,781	6,128
ONEOK, Inc. 6.625% 9/1/2053		5,607	6,282
Petroleos Mexicanos 4.875% 1/18/2024		1,563	1,560
Petroleos Mexicanos 6.875% 10/16/2025		5,000	4,923
Petroleos Mexicanos 6.49% 1/23/2027		20,653	19,393
Petroleos Mexicanos 6.50% 3/13/2027		31,829	29,691
Petroleos Mexicanos 6.50% 1/23/2029		2,404	2,123
Petroleos Mexicanos 8.75% 6/2/2029		5,805	5,647
Petroleos Mexicanos 5.95% 1/28/2031		648	518
Petroleos Mexicanos 6.70% 2/16/2032		7,876	6,545
Qatar Energy 2.25% 7/12/2031[5]		22,020	18,773
Qatar Energy 3.30% 7/12/2051[5]		2,185	1,601
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		856	856
Shell International Finance BV 3.875% 11/13/2028		9,410	9,269
Shell International Finance BV 2.75% 4/6/2030		377	345
Southwestern Energy Co. 5.70% 1/23/2025[6]		495	493
TotalEnergies Capital International SA 3.455% 2/19/2029		885	854
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		1,578	1,502
Western Midstream Operating, LP 3.10% 2/1/2025[6]		2,782	2,709

American Funds Insurance Series	203

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Western Midstream Operating, LP 4.05% 2/1/2030[6]	USD	2,202	$2,062
Western Midstream Operating, LP 5.25% 2/1/2050[6]		3,079	2,764
Williams Companies, Inc. 4.30% 3/4/2024		595	594
			269,952

Communication services 2.21%
AT&T, Inc. 1.70% 3/25/2026		18,834	17,625
AT&T, Inc. 1.65% 2/1/2028		4,700	4,187
AT&T, Inc. 4.30% 2/15/2030		15,940	15,622
AT&T, Inc. 2.55% 12/1/2033		12,748	10,397
AT&T, Inc. 5.40% 2/15/2034		629	649
CCO Holdings, LLC 5.125% 5/1/2027[5]		4,800	4,641
CCO Holdings, LLC 4.75% 2/1/2032[5]		1,265	1,117
CCO Holdings, LLC 4.25% 1/15/2034[5]		3,875	3,154
Charter Communications Operating, LLC 2.80% 4/1/2031		6,057	5,113
Charter Communications Operating, LLC 4.40% 4/1/2033		1,092	1,009
Charter Communications Operating, LLC 5.75% 4/1/2048		5,000	4,444
Charter Communications Operating, LLC 5.25% 4/1/2053		835	700
Comcast Corp. 3.15% 2/15/2028		7,200	6,867
Comcast Corp. 4.55% 1/15/2029		1,610	1,618
Comcast Corp. 4.80% 5/15/2033		4,508	4,566
Comcast Corp. 2.887% 11/1/2051		18	12
Comcast Corp. 5.35% 5/15/2053		4,840	5,011
Comcast Corp. 5.50% 5/15/2064		250	263
Lumen Technologies, Inc. 4.00% 2/15/2027[5]		6,756	4,366
Netflix, Inc. 4.875% 4/15/2028		16,341	16,570
Netflix, Inc. 5.875% 11/15/2028		14,365	15,159
Netflix, Inc. 6.375% 5/15/2029		3,592	3,909
Netflix, Inc. 5.375% 11/15/2029[5]		12,140	12,555
News Corp. 5.125% 2/15/2032[5]		1,300	1,235
SBA Tower Trust 1.631% 11/15/2026[5]		6,741	6,026
Sirius XM Radio, Inc. 4.00% 7/15/2028[5]		675	625
Sprint, LLC 7.625% 2/15/2025		1,305	1,329
Tencent Holdings, Ltd. 2.39% 6/3/2030[5]		10,000	8,527
T-Mobile USA, Inc. 3.50% 4/15/2025		3,275	3,208
T-Mobile USA, Inc. 2.25% 2/15/2026		2,388	2,264
T-Mobile USA, Inc. 2.625% 4/15/2026		6,421	6,111
T-Mobile USA, Inc. 3.75% 4/15/2027		5,000	4,851
T-Mobile USA, Inc. 4.95% 3/15/2028		705	715
T-Mobile USA, Inc. 4.80% 7/15/2028		175	177
T-Mobile USA, Inc. 2.625% 2/15/2029		1,718	1,548
T-Mobile USA, Inc. 2.40% 3/15/2029		1,058	950
T-Mobile USA, Inc. 3.875% 4/15/2030		4,500	4,269
T-Mobile USA, Inc. 2.875% 2/15/2031		15,783	13,924
T-Mobile USA, Inc. 5.05% 7/15/2033		2,137	2,154
T-Mobile USA, Inc. 5.75% 1/15/2034		730	775
T-Mobile USA, Inc. 3.00% 2/15/2041		2,100	1,573
T-Mobile USA, Inc. 6.00% 6/15/2054		1,520	1,669
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,523
Verizon Communications, Inc. 1.75% 1/20/2031		9,144	7,525
Verizon Communications, Inc. 2.55% 3/21/2031		5,047	4,353
Verizon Communications, Inc. 2.355% 3/15/2032		2,775	2,309
Verizon Communications, Inc. 3.40% 3/22/2041		1,085	864
Verizon Communications, Inc. 3.55% 3/22/2051		1,520	1,172
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,559
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,534
WarnerMedia Holdings, Inc. 3.428% 3/15/2024		6,552	6,518
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,056	2,991
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		3,685	3,532
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		596	566

204	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	USD	112	$103
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		719	634
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		5,408	4,645
ZipRecruiter, Inc. 5.00% 1/15/2030[5]		490	428
			243,740

Consumer staples 1.55%
7-Eleven, Inc. 1.80% 2/10/2031[5]		2,923	2,377
7-Eleven, Inc. 2.80% 2/10/2051[5]		5,000	3,221
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,545
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,325
Altria Group, Inc. 5.95% 2/14/2049		3,184	3,250
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		7,500	7,624
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		4,715	5,074
BAT Capital Corp. 3.557% 8/15/2027		9,271	8,854
BAT Capital Corp. 2.259% 3/25/2028		2,353	2,107
BAT Capital Corp. 6.343% 8/2/2030		2,210	2,322
BAT Capital Corp. 4.742% 3/16/2032		2,675	2,568
BAT Capital Corp. 6.421% 8/2/2033		6,375	6,676
BAT Capital Corp. 4.39% 8/15/2037		812	681
BAT Capital Corp. 7.079% 8/2/2043		1,323	1,406
BAT Capital Corp. 4.54% 8/15/2047		10,760	8,279
BAT Capital Corp. 4.758% 9/6/2049		15,972	12,684
BAT Capital Corp. 5.65% 3/16/2052		120	108
BAT Capital Corp. 7.081% 8/2/2053		3,769	4,033
BAT International Finance PLC 3.95% 6/15/2025[5]		16,879	16,540
BAT International Finance PLC 1.668% 3/25/2026		4,070	3,782
BAT International Finance PLC 4.448% 3/16/2028		2,925	2,879
Conagra Brands, Inc. 5.30% 11/1/2038		436	427
Conagra Brands, Inc. 5.40% 11/1/2048		37	36
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,230
Constellation Brands, Inc. 4.35% 5/9/2027		890	883
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Constellation Brands, Inc. 4.75% 5/9/2032		1,978	1,972
Constellation Brands, Inc. 4.90% 5/1/2033		2,807	2,826
H.J. Heinz Co. 4.875% 10/1/2049		2,725	2,586
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		3,110	2,695
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		685	557
J. M. Smucker Co. (The) 6.20% 11/15/2033		701	765
J. M. Smucker Co. (The) 6.50% 11/15/2053		310	358
JBS USA Lux SA 2.50% 1/15/2027		3,000	2,763
JBS USA Lux SA 3.00% 2/2/2029		2,709	2,385
JBS USA Lux SA 5.50% 1/15/2030		435	428
JBS USA Lux SA 3.625% 1/15/2032		1,286	1,104
JBS USA Lux SA 3.00% 5/15/2032		2,872	2,341
JBS USA Lux SA 5.75% 4/1/2033		523	519
PepsiCo, Inc. 1.95% 10/21/2031		4,763	4,047
Philip Morris International, Inc. 4.875% 2/13/2026		2,508	2,517
Philip Morris International, Inc. 5.25% 9/7/2028		2,800	2,882
Philip Morris International, Inc. 5.125% 2/15/2030		982	999
Philip Morris International, Inc. 5.50% 9/7/2030		4,565	4,735
Philip Morris International, Inc. 5.375% 2/15/2033		1,644	1,687
Philip Morris International, Inc. 4.875% 11/15/2043		4,407	4,145
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,415
Reynolds American, Inc. 5.85% 8/15/2045		1,395	1,308
Walmart, Inc. 4.10% 4/15/2033		1,479	1,466
Walmart, Inc. 4.50% 4/15/2053		1,277	1,242
			170,903

American Funds Insurance Series	205

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate 0.82%
American Tower Corp. 3.65% 3/15/2027	USD	1,375	$1,324
Boston Properties, LP 2.90% 3/15/2030		955	818
Boston Properties, LP 3.25% 1/30/2031		463	398
Boston Properties, LP 2.55% 4/1/2032		1,674	1,334
Boston Properties, LP 2.45% 10/1/2033		1,335	1,017
Boston Properties, LP 6.50% 1/15/2034		10,849	11,457
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[5]		395	340
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	950
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,252
Corporate Office Properties, LP 2.90% 12/1/2033		564	441
Crown Castle, Inc. 5.00% 1/11/2028		4,874	4,859
Equinix, Inc. 2.90% 11/18/2026		2,762	2,625
Equinix, Inc. 3.20% 11/18/2029		2,146	1,973
Equinix, Inc. 2.50% 5/15/2031		3,390	2,880
Equinix, Inc. 3.90% 4/15/2032		1,155	1,073
Equinix, Inc. 3.40% 2/15/2052		436	320
FibraSOMA 4.375% 7/22/2031[5]		1,475	1,119
Howard Hughes Corp. (The) 5.375% 8/1/2028[5]		420	404
Howard Hughes Corp. (The) 4.125% 2/1/2029[5]		2,430	2,170
Howard Hughes Corp. (The) 4.375% 2/1/2031[5]		3,135	2,724
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	681
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,333	1,062
Iron Mountain, Inc. 5.25% 3/15/2028[5]		3,020	2,938
Iron Mountain, Inc. 5.25% 7/15/2030[5]		675	643
Prologis, LP 4.875% 6/15/2028		1,040	1,054
Prologis, LP 4.75% 6/15/2033		1,409	1,429
Prologis, LP 5.125% 1/15/2034		6,175	6,378
Prologis, LP 5.25% 6/15/2053		117	122
Public Storage Operating Co. 2.30% 5/1/2031		2,920	2,511
Scentre Group Trust 1 3.50% 2/12/2025[5]		4,015	3,930
Service Properties Trust 4.50% 3/15/2025		855	836
Service Properties Trust 3.95% 1/15/2028		1,710	1,403
Service Properties Trust 8.625% 11/15/2031[5]		3,040	3,187
VICI Properties, LP 4.375% 5/15/2025		670	659
VICI Properties, LP 4.75% 2/15/2028		6,844	6,704
VICI Properties, LP 4.95% 2/15/2030		5,515	5,357
VICI Properties, LP 5.125% 5/15/2032		11,766	11,483
VICI Properties, LP 5.625% 5/15/2052		550	528
			90,383

Information technology 0.33%
Analog Devices, Inc. 2.10% 10/1/2031		270	230
Analog Devices, Inc. 2.80% 10/1/2041		521	389
Broadcom Corp. 3.875% 1/15/2027		5,966	5,825
Broadcom, Inc. 4.00% 4/15/2029[5]		609	588
Broadcom, Inc. 4.15% 4/15/2032[5]		630	594
Broadcom, Inc. 3.469% 4/15/2034[5]		9,934	8,647
Broadcom, Inc. 3.137% 11/15/2035[5]		847	696
Broadcom, Inc. 4.926% 5/15/2037[5]		2,879	2,788
Oracle Corp. 1.65% 3/25/2026		4,867	4,541
Oracle Corp. 3.60% 4/1/2050		75	56
Oracle Corp. 3.95% 3/25/2051		4,064	3,188
Oracle Corp. 5.55% 2/6/2053		1,684	1,686
Salesforce, Inc. 1.95% 7/15/2031		4,590	3,923
Salesforce, Inc. 2.70% 7/15/2041		414	317
Salesforce, Inc. 2.90% 7/15/2051		2,442	1,748
ServiceNow, Inc. 1.40% 9/1/2030		1,760	1,448
			36,664

206	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.23%
Air Products and Chemicals, Inc. 2.70% 5/15/2040	USD	2,911	$2,221
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		1,225	1,232
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		1,307	1,321
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		303	310
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		138	143
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		911	995
Braskem Netherlands Finance BV 7.25% 2/13/2033[5]		700	590
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,949
Celanese US Holdings, LLC 6.35% 11/15/2028		495	520
Celanese US Holdings, LLC 6.33% 7/15/2029		297	312
Celanese US Holdings, LLC 6.55% 11/15/2030		465	492
Celanese US Holdings, LLC 6.379% 7/15/2032		800	846
Celanese US Holdings, LLC 6.70% 11/15/2033		1,031	1,119
EIDP, Inc. 4.50% 5/15/2026		1,494	1,489
EIDP, Inc. 4.80% 5/15/2033		4,070	4,116
Methanex Corp. 5.125% 10/15/2027		510	499
NOVA Chemicals Corp. 8.50% 11/15/2028[5]		205	215
NOVA Chemicals Corp. 4.25% 5/15/2029[5]		425	358
Nutrien, Ltd. 4.90% 3/27/2028		567	573
Nutrien, Ltd. 5.80% 3/27/2053		402	431
OCI NV 6.70% 3/16/2033[5]		1,150	1,176
POSCO 5.75% 1/17/2028[5]		745	765
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		440	457
Rio Tinto Finance (USA) PLC 5.125% 3/9/2053		470	489
South32 Treasury, Ltd. 4.35% 4/14/2032[5]		1,271	1,147
			24,765

Municipals 0.01%
Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[5]		730	550
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[5]		565	431
			981

Total corporate bonds, notes & loans			3,489,598

U.S. Treasury bonds & notes 16.55%
U.S. Treasury 15.75%
U.S. Treasury 1.50% 2/29/2024		407	404
U.S. Treasury 2.125% 2/29/2024		7,655	7,617
U.S. Treasury 3.875% 3/31/2025		25,252	25,035
U.S. Treasury 4.625% 6/30/2025		67,785	67,949
U.S. Treasury 3.00% 7/15/2025		97,643	95,547
U.S. Treasury 5.00% 9/30/2025		34,410	34,766
U.S. Treasury 5.00% 10/31/2025		27,980	28,303
U.S. Treasury 2.25% 11/15/2025		6,785	6,537
U.S. Treasury 4.00% 12/15/2025		42,800	42,583
U.S. Treasury 3.625% 5/15/2026		1,926	1,904
U.S. Treasury 4.125% 6/15/2026		205	205
U.S. Treasury 4.375% 8/15/2026		265	267
U.S. Treasury 0.75% 8/31/2026		8,871	8,138
U.S. Treasury 4.625% 11/15/2026		3,589	3,647
U.S. Treasury 4.375% 12/15/2026		1,510	1,525
U.S. Treasury 1.875% 2/28/2027		4,000	3,752
U.S. Treasury 2.625% 5/31/2027		43,530	41,682
U.S. Treasury 2.25% 11/15/2027		105,830	99,534
U.S. Treasury 6.125% 11/15/2027		24,000	25,890
U.S. Treasury 1.125% 2/29/2028		9,895	8,850
U.S. Treasury 4.00% 2/29/2028		4,750	4,767
U.S. Treasury 3.625% 3/31/2028		13	13
U.S. Treasury 1.00% 7/31/2028		5,630	4,953
U.S. Treasury 1.125% 8/31/2028		13,555	11,971
U.S. Treasury 5.25% 11/15/2028		5,700	6,044

American Funds Insurance Series	207

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.375% 11/30/2028	USD	257,605		$263,673
U.S. Treasury 2.375% 5/15/2029		4,070		3,776
U.S. Treasury 3.875% 12/31/2029		44,049		43,995
U.S. Treasury 4.00% 2/28/2030		38,255		38,464
U.S. Treasury 3.75% 5/31/2030		13,300		13,188
U.S. Treasury 4.125% 8/31/2030		11,215		11,361
U.S. Treasury 4.875% 10/31/2030		119,598		126,578
U.S. Treasury 4.375% 11/30/2030		201		207
U.S. Treasury 1.625% 5/15/2031		1,630		1,399
U.S. Treasury 4.125% 11/15/2032		114		116
U.S. Treasury 4.50% 11/15/2033		25,599		26,889
U.S. Treasury 4.25% 5/15/2039[10]		102,285		105,523
U.S. Treasury 1.125% 5/15/2040[10]		103,968		67,187
U.S. Treasury 1.375% 11/15/2040		24,540		16,328
U.S. Treasury 1.875% 2/15/2041		36,900		26,585
U.S. Treasury 2.00% 11/15/2041		57		41
U.S. Treasury 2.375% 2/15/2042		2,701		2,077
U.S. Treasury 4.75% 11/15/2043		37,304		40,087
U.S. Treasury 3.00% 2/15/2049		105,455		86,053
U.S. Treasury 2.875% 5/15/2049		290		231
U.S. Treasury 2.875% 5/15/2052		990		790
U.S. Treasury 4.00% 11/15/2052		13,243		13,099
U.S. Treasury 4.125% 8/15/2053[10]		286,044		289,918
U.S. Treasury 4.75% 11/15/2053		22,160		24,920
				1,734,368

U.S. Treasury inflation-protected securities 0.80%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		—	[3]	—	[3]
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[11]		23,422		23,032
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[11]		2,927		2,842
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[11]		5,270		5,108
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[11]		5,798		5,508
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[11]		49,653		47,200
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[10,11]		4,054		3,838
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11]		1		1
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[11]		188		116
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[11]		60		54
				87,699

Total U.S. Treasury bonds & notes				1,822,067

Asset-backed obligations 5.02%
ACHV ABS Trust, Series 2023-4CP, Class A, 6.81% 11/25/2030[1,5]		542		543
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[1,5]		347		350
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[1,5]		231		224
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,5]		102		100
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,5]		2,761		2,770
Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028[1]		505		511
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[1,5]		1,773		1,766
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[1,5]		210		210
American Credit Acceptance Receivables Trust, Series 2023-2, Class A, 5.89% 10/13/2026[1,5]		683		683
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[1,5]		40		40
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[1,5]		806		792
American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.63% 2/14/2028[1,5]		4,033		4,085

208	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,5]	USD	1,108	$1,091
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,5]		2,719	2,637
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,5]		396	387
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[1]		1,076	1,076
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[1]		997	963
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[1]		1,109	1,039
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[1]		2,613	2,415
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[1,5]		1,378	1,374
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[1,5]		2,210	2,184
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,5]		7,689	7,356
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,5]		2,427	2,266
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,5]		623	590
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027[1,5]		1,279	1,217
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[1,5]		3,445	3,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[1,5]		531	480
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[1,5]		193	173
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,5]		6,724	6,816
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,5]		5,059	5,177
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[1,2,5]		407	406
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,5]		90	87
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,5]		269	246
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[1,5]		3,553	3,070
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,5]		412	343
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028[1]		213	215
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]		881	892
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029[1]		1,400	1,428
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[1]		619	619
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[1]		210	198
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[1]		206	194
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,5]		242	243
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,5]		469	475
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[1]		130	122
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,5]		172	175
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,5]		15,083	13,093
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[1,5]		5,863	4,911
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[1,5]		643	513
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,5]		502	456
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,5]		18,497	17,110
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,5]		1,921	1,641
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,5]		3,362	3,081
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,5]		364	298
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,5]		5,994	5,365

American Funds Insurance Series	209

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[1,5]	USD	1,898	$1,614
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,5]		14,984	14,763
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[1,5]		6,572	6,436
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,5]		1,169	1,182
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,5]		1,635	1,659
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,5]		799	817
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,5]		1,994	1,786
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,5]		4,124	3,705
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[1,5]		378	331
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,5]		419	417
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,5]		456	457
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[1,5]		451	441
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[1,5]		929	930
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[1,5]		2,111	2,083
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[1,5]		2,797	2,740
CPS Auto Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,5]		1,785	1,791
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[1]		8,396	8,343
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[1]		976	971
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[1]		4,053	3,889
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[1,5]		248	245
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[1,5]		353	349
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,5]		449	430
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[1,5]		887	875
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[1,5]		832	793
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[1,5]		430	430
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,5]		819	828
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,5]		846	861
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,5]		368	326
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[1,5]		897	880
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[1,5]		1,057	1,046
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[1,5]		475	475
Exeter Automobile Receivables Trust, Series 2023-1, Class A2, 5.61% 6/16/2025[1]		63	63
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[1,5]		843	838
Exeter Automobile Receivables Trust, Series 2023-3, Class A2, 6.11% 9/15/2025[1]		164	164
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[1]		26	26
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,5]		352	347
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[1]		697	688
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[1]		577	570
Exeter Automobile Receivables Trust, Series 2023-3, Class A3, 6.04% 7/15/2026[1]		100	100
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[1]		2,470	2,458
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[1]		568	565
Exeter Automobile Receivables Trust, Series 2023-5, Class A3, 6.32% 3/15/2027[1]		1,709	1,725
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[1]		2,612	2,467
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[1]		232	233
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[1]		5,028	5,095
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[1]		418	422
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]		271	263
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[1]		758	766
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[1]		462	466
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,5]		1,014	1,051
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[1]		1,184	1,189
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,5]		17,789	16,497
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[1,5]		1,378	1,254
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,5]		1,731	1,664
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,5]		561	563
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,5]		312	314
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,5]		454	456
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,5]		307	306
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[1]		1,954	1,950
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[1]		765	772
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]		597	605

210	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[1,5]	USD	2,180	$2,178
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,5]		30,070	29,459
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,5]		1,619	1,565
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,5]		4,218	4,236
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,5]		5,833	5,852
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,5]		1,760	1,595
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,5]		1,288	1,134
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,5]		143	120
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,5]		2,446	2,246
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,5]		8,588	7,666
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,5]		2,399	2,154
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[1,5]		187	166
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[1,5]		560	559
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,5]		4,751	4,798
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,5]		1,175	1,181
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,5]		561	567
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,5]		507	509
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]		807	813
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]		101	102
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028[1]		483	491
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028[1]		320	326
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,5]		4,815	4,902
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,5]		2,703	2,815
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,5]		3,984	4,158
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028[1,5]		1,600	1,621
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,5]		948	970
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,5,7]		8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,5]		12,703	12,267
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,5]		1,171	1,128
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,5]		810	780
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,5]		330	332
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,5]		17,770	16,117
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,5]		1,264	1,143
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,5]		859	771
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,5]		396	404
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,5]		585	595
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,5]		1,174	1,056
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,5]		881	829
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,5]		454	470
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,5]		289	300
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[1]		342	343
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.38% 6/21/2029[1]		188	190
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028[1]		160	163
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029[1]		160	163
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[1,5]		270	266
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,5]		1,135	1,134
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[1,5]		304	295
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[1,5]		654	650
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,5]		706	706
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,5]		1,733	1,735
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[1,5]		438	439
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,5]		1,622	1,640
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,5]		861	862
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,5]		615	614
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,5]		848	860
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,5]		1,361	1,359

American Funds Insurance Series	211

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[1,5]	USD	3,223	$3,281
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,5]		714	727
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,5]		623	626
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,5]		483	491
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,5]		123	122
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[1,2,5]		862	862
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[1,2,5]		241	241
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]		1,050	1,080
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036[1,5]		1,398	1,413
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7,12]		1,006	1,009
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7,12]		150	150
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,5]		3,155	3,160
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,5]		3,390	2,942
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[1,5]		2,139	1,845
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[1,5]		773	671
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,5]		4,056	3,548
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[1,5]		243	219
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,5]		4,235	3,838
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,5]		9,668	8,787
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,2,5]		3,126	3,077
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,5]		50,765	44,506
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[1,2,5]		245	245
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028[1]		598	613
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[1,5]		122	117
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[1,2,5]		151	151
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[1,5]		7,884	7,640
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,5]		1,721	1,692
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 6.488% 8/16/2027[1,2,5]		1,393	1,394
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,5]		1,710	1,736
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,5]		4,558	4,583
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,5]		909	920
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[1,5]		915	911
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[1,5]		204	204
Prestige Auto Receivables Trust, Series 2023-2, Class B, 6.64% 12/15/2027[1,5]		5,088	5,165
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 6.72% 7/25/2051[1,2,5]		324	322
Santander Drive Auto Receivables Trust, Series 2023-2, Class A2, 5.87% 3/16/2026[1]		238	238
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[1]		377	375
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[1]		1,274	1,252
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]		917	906
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[1]		1,802	1,736
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[1]		672	666
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[1]		2,236	2,137
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[1]		856	843
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]		700	710
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,5]		1,845	1,848
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,5]		624	631
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,5]		361	366
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[1,5]		2,459	2,130
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[1,5]		453	382
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,5]		865	871

212	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,2,5]	USD	956	$958
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,5]		2,217	1,916
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,5]		2,712	2,489
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,5]		365	311
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,5]		821	755
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[1,5]		925	844
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,5]		1,677	1,562
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]		6,025	6,141
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,5]		2,563	2,329
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[1,5]		1,056	987
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,5]		1,944	1,762
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[1,5]		5,610	4,926
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[1,5]		313	273
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,5]		4,720	4,220
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[1,5]		3,932	3,534
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[1,5]		118	100
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[1,5]		6,000	5,925
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,5]		9,323	8,298
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[1,5]		3,208	2,799
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[1,5]		312	269
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[1]		1,215	1,212
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[1,5]		5,380	5,425
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[1,5]		40	40
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[1,5]		3,023	2,975
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[1,5]		18	18
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[1,5]		2,181	2,143
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[1,5]		136	136
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[1,5]		1,446	1,376
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[1,5]		1,799	1,805
Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,5]		3,420	3,439
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,5]		3,052	3,088
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,5]		1,175	1,181
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,5]		2,219	2,228
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,5]		1,236	1,238
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]		290	293
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]		232	234
			552,395

Municipals 1.42%
California 0.02%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,552
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		450	380
			2,932

Illinois 1.33%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	65
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		31,050	29,426
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	8,579
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,300
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	105,974
			146,344

American Funds Insurance Series	213

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD	4,075	$3,071

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,560	4,320

Total municipals			156,667

Bonds & notes of governments & government agencies outside the U.S. 0.96%
Chile (Republic of) 4.00% 1/31/2052		580	478
Colombia (Republic of) 7.50% 2/2/2034		2,530	2,677
Dominican Republic 5.95% 1/25/2027[5]		8,100	8,147
Dominican Republic 7.05% 2/3/2031[5]		680	716
Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR	10,830	11,050
Greece (Hellenic Republic of) 0.75% 6/18/2031		9,600	9,078
Greece (Hellenic Republic of) 4.25% 6/15/2033		23,825	28,874
Indonesia (Republic of) 6.625% 2/15/2034	IDR	11,783,000	766
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		43,391,000	2,922
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		53,026,000	3,852
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[5]	USD	1,150	1,119
Paraguay (Republic of) 5.00% 4/15/2026		960	954
Poland (Republic of) 5.75% 11/16/2032		555	600
Poland (Republic of) 4.875% 10/4/2033		830	844
Portuguese Republic 5.125% 10/15/2024		24,775	24,753
Qatar (State of) 4.50% 4/23/2028[5]		5,100	5,167
Qatar (State of) 5.103% 4/23/2048[5]		3,400	3,450
			105,447

Federal agency bonds & notes 0.10%
Fannie Mae 2.125% 4/24/2026		11,910	11,385

Total bonds, notes & other debt instruments (cost: $10,781,545,000)			10,585,349

Common stocks 0.00%		Shares
Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares[5,13]		555	14
FORESEA Holding SA, Class B5,13		61	1

Total common stocks (cost: $8,000)			15

Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14,15]		21,685,475	2,168,331

Total short-term securities (cost: $2,168,297,000)			2,168,331
Total investment securities 115.86% (cost: $12,949,850,000)			12,753,695
Other assets less liabilities (15.86)%			(1,745,781)

Net assets 100.00%			$11,007,914

214	American Funds Insurance Series

The Bond Fund of America (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Long	1	5/1/2024	USD	396	$1
3 Month SOFR Futures	Short	4,914	3/20/2024		(1,162,683)	222
3 Month SOFR Futures	Short	13	9/18/2024		(3,103)	(11)
2 Year U.S. Treasury Note Futures	Long	8,681	4/3/2024		1,787,540	15,145
5 Year U.S. Treasury Note Futures	Long	14,104	4/3/2024		1,534,141	29,630
10 Year French Government Bond Futures	Long	448	3/11/2024		65,041	2,271
10 Year Euro-Bund Futures	Short	427	3/11/2024		(64,684)	(1,914)
10 Year Japanese Government Bond Futures	Short	106	3/20/2024		(110,293)	(388)
10 Year U.S. Treasury Note Futures	Long	8,749	3/28/2024		987,680	25,113
10 Year Ultra U.S. Treasury Note Futures	Short	417	3/28/2024		(49,213)	56
20 Year U.S. Treasury Bond Futures	Short	5,626	3/28/2024		(702,898)	(48,703)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,092	3/28/2024		413,072	36,848
						$58,270

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	4,190	EUR	3,861	Morgan Stanley	1/8/2024	$(74)
USD	12,682	EUR	11,740	Citibank	1/9/2024	(285)
EUR	1,418	USD	1,531	Morgan Stanley	1/11/2024	35
USD	56,925	EUR	52,030	Bank of America	1/22/2024	(572)
						$(896)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD65,416	$ (17)	$—	$(17)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD95,844	(24)	—	(24)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD130,900	(34)	—	(34)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD27,000	(218)	—	(218)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD72,532	(575)	—	(575)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD78,378	(621)	—	(621)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,154	(34)	—	(34)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD19,800	(165)	—	(165)
4.8195%	Annual	SOFR	Annual	9/1/2025	USD42,100	363	—	363
4.9035%	Annual	SOFR	Annual	9/14/2025	USD42,065	444	—	444
4.4555%	Annual	SOFR	Annual	12/6/2025	USD95,750	601	—	601
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	811	—	811
SOFR	Annual	3.8275%	Annual	9/1/2033	USD9,600	(270)	—	(270)

American Funds Insurance Series	215

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	appreciation
Receive		Pay			Notional		Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	3.997%	Annual	9/14/2033	USD	9,615	$(405)	$—	$(405)
SOFR	Annual	3.2975%	Annual	3/8/2051	USD	39,095	499	—	499
							$355	$—	$355

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD4,979	$(97)	$(59)	$(38)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	50,708	(2,958)	(1,527)	(1,431)
					$(3,055)	$(1,586)	$(1,469)

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14]	$1,425,720	$5,625,174	$4,882,543	$145	$(165)	$2,168,331	$103,521

Restricted securities12

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7]	12/6/2022	$1,006	$1,009	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7]	12/6/2022	150	150	.00 [16]
Total		$1,156	$1,159	.01%

216	American Funds Insurance Series

The Bond Fund of America (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,427,458,000, which represented 12.97% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $63,649,000, which represented .58% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,159,000, which represented .01% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Rate represents the seven-day yield at 12/31/2023.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association
Auth. = Authority

CLO = Collateralized Loan Obligations
CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
EUR = Euros
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	217

Capital World Bond Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 92.41%	Principal amount (000)		Value (000)
Euros 22.02%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,640
Albania (Republic of) 5.90% 6/9/2028		800	905
Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]		680	732
Altria Group, Inc. 3.125% 6/15/2031		800	803
American Honda Finance Corp. 1.95% 10/18/2024		560	609
American Tower Corp. 0.45% 1/15/2027		2,525	2,552
American Tower Corp. 0.875% 5/21/2029		1,470	1,417
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027		2,000	2,087
AT&T, Inc. 1.60% 5/19/2028		2,350	2,439
AT&T, Inc. 4.30% 11/18/2034		260	304
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]		2,100	2,397
Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]		700	805
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,563
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]		2,800	3,059
Baxter International, Inc. 1.30% 5/15/2029		2,000	1,987
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		1,530	1,745
Belgium (Kingdom of) 3.30% 6/22/2054		880	992
BPCE SA 1.00% 4/1/2025		2,900	3,104
BPCE SA 4.50% 1/13/2033		1,400	1,628
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		2,400	2,375
Bulgaria (Republic of) 4.375% 5/13/2031		900	1,046
Bulgaria (Republic of) 4.50% 1/27/2033		865	1,005
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		3,800	4,054
Celanese US Holdings, LLC 4.777% 7/19/2026		235	264
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]		2,100	2,018
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	745
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	297
Dow Chemical Co. (The) 0.50% 3/15/2027		1,110	1,123
E.ON SE 1.625% 3/29/2031		810	809
Egypt (Arab Republic of) 5.625% 4/16/2030		300	212
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]		1,400	1,379
Equinor ASA 1.375% 5/22/2032		3,650	3,565
Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]		1,240	1,537
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[1]		100	103
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[1]		420	501
European Investment Bank 0.25% 1/20/2032		4,900	4,531
European Investment Bank 1.50% 6/15/2032		1,000	1,018
European Investment Bank 2.875% 1/12/2033		4,500	5,079
European Union 0.25% 10/22/2026		610	635
European Union 0% 7/4/2031		705	646
European Union 0% 7/4/2035		220	177
European Union 0.20% 6/4/2036		1,500	1,207
European Union 0.70% 7/6/2051		3,000	1,889
Finland (Republic of) 3.00% 9/15/2033		2,740	3,139
Finland (Republic of) 2.75% 4/15/2038		380	419
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,682
French Republic O.A.T. 0% 11/25/2030		19,550	18,459
French Republic O.A.T. 0% 5/25/2032		2,120	1,917
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,535
French Republic O.A.T. 3.00% 5/25/2033		1,920	2,206
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,593
French Republic O.A.T. 0.75% 5/25/2052		2,850	1,807

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
French Republic O.A.T. 3.00% 5/25/2054	EUR	2,140	$2,323
Germany (Federal Republic of) 2.50% 3/13/2025		6,245	6,868
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,240
Germany (Federal Republic of) 0% 10/9/2026		6,060	6,313
Germany (Federal Republic of) 0% 4/16/2027		32,700	33,811
Germany (Federal Republic of) 1.30% 10/15/2027		6,380	6,876
Germany (Federal Republic of) 0% 2/15/2030		13,340	13,143
Germany (Federal Republic of) 0% 8/15/2030		6,285	6,135
Germany (Federal Republic of) 0% 8/15/2031		12,600	12,045
Germany (Federal Republic of) 1.70% 8/15/2032		2,381	2,575
Germany (Federal Republic of) 1.00% 5/15/2038		1,175	1,104
Germany (Federal Republic of) 0% 8/15/2050		1,200	739
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,511
Greece (Hellenic Republic of) 3.875% 6/15/2028		11,590	13,531
Greece (Hellenic Republic of) 1.50% 6/18/2030		2,020	2,061
Greece (Hellenic Republic of) 0.75% 6/18/2031		700	662
Greece (Hellenic Republic of) 1.75% 6/18/2032		4,730	4,762
Greece (Hellenic Republic of) 3.90% 1/30/2033		3,200	3,767
Greece (Hellenic Republic of) 4.25% 6/15/2033		985	1,194
Greece (Hellenic Republic of) 4.375% 7/18/2038		2,330	2,836
Greece (Hellenic Republic of) 1.875% 1/24/2052		7,918	6,280
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]		1,200	1,459
Ireland (Republic of) 3.00% 10/18/2043		2,010	2,310
Israel (State of) 2.875% 1/29/2024		1,180	1,303
Italy (Republic of) 1.85% 7/1/2025		17,700	19,212
Italy (Republic of) 1.35% 4/1/2030		7	7
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	3,229
KfW 0.125% 6/30/2025		590	626
Magyar Export-Import Bank 6.00% 5/16/2029		1,430	1,679
Metropolitan Life Global Funding I 0.55% 6/16/2027[2]		2,000	2,030
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	626
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,607
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,543
Morocco (Kingdom of) 1.50% 11/27/2031		1,920	1,701
National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]		600	708
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]		2,725	2,596
PepsiCo, Inc. 0.75% 10/14/2033		2,000	1,811
Philippines (Republic of) 0.25% 4/28/2025		875	922
Portuguese Republic 0.475% 10/18/2030		1,610	1,564
Portuguese Republic 3.50% 6/18/2038		3,140	3,638
Quebec (Province of) 0.25% 5/5/2031		920	849
Quebec (Province of) 0.50% 1/25/2032		1,155	1,066
Romania 2.125% 3/7/2028		1,440	1,447
Romania 3.75% 2/7/2034		530	506
Serbia (Republic of) 1.50% 6/26/2029		2,363	2,209
Shell International Finance BV 1.50% 4/7/2028		2,000	2,091
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,972
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,302
Spain (Kingdom of) 0.50% 10/31/2031		1,247	1,160
Spain (Kingdom of) 3.15% 4/30/2033		3,647	4,098
Spain (Kingdom of) 3.55% 10/31/2033		8,440	9,770
Spain (Kingdom of) 3.90% 7/30/2039		530	621
Spain (Kingdom of) 1.90% 10/31/2052		1,010	773
State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025		441	471
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030		200	197
Stryker Corp. 0.25% 12/3/2024		480	513
Stryker Corp. 0.75% 3/1/2029		980	964
Stryker Corp. 1.00% 12/3/2031		450	421

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]	EUR	2,000	$2,190
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,835
Tunisia (Republic of) 5.625% 2/17/2024		8,219	8,779
Ukraine 6.75% 6/20/2028[3]		3,119	851
Ukraine 6.75% 6/20/2028[3]		1,225	334
Ukraine 4.375% 1/27/2032[3]		2,705	627
			339,133

Japanese yen 6.54%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,095,934	7,839
Japan, Series 19, 0.10% 9/10/2024[4]		477,068	3,437
Japan, Series 346, 0.10% 3/20/2027		777,900	5,523
Japan, Series 352, 0.10% 9/20/2028		1,006,900	7,104
Japan, Series 356, 0.10% 9/20/2029		2,220,800	15,621
Japan, Series 116, 2.20% 3/20/2030		576,100	4,570
Japan, Series 362, 0.10% 3/20/2031		737,200	5,122
Japan, Series 152, 1.20% 3/20/2035		608,450	4,523
Japan, Series 21, 2.30% 12/20/2035		720,000	5,962
Japan, Series 162, 0.60% 9/20/2037		1,966,150	13,276
Japan, Series 179, 0.50% 12/20/2041		196,950	1,218
Japan, Series 182, 1.10% 9/20/2042		619,850	4,226
Japan, Series 37, 0.60% 6/20/2050		694,500	3,862
Japan, Series 73, 0.70% 12/20/2051		1,568,700	8,813
Japan, Series 74, 1.00% 3/20/2052		246,100	1,496
Japan, Series 79, 1.20% 6/20/2053		274,400	1,743
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,371
			100,706

British pounds 4.62%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,638
Asian Development Bank 1.125% 6/10/2025		740	899
KfW 1.125% 7/4/2025		1,165	1,413
Lloyds Bank PLC 7.625% 4/22/2025		655	856
Quebec (Province of) 2.25% 9/15/2026		1,870	2,268
United Kingdom 0.125% 1/30/2026		425	504
United Kingdom 1.25% 7/22/2027		3,060	3,622
United Kingdom 4.25% 12/7/2027		5,910	7,767
United Kingdom 1.625% 10/22/2028		8,070	9,526
United Kingdom 4.75% 12/7/2030		6,920	9,553
United Kingdom 0.25% 7/31/2031		11,850	11,944
United Kingdom 1.00% 1/31/2032		7,120	7,523
United Kingdom 4.25% 6/7/2032		3,010	4,063
United Kingdom 0.625% 7/31/2035		210	190
United Kingdom 3.75% 1/29/2038		3,015	3,772
United Kingdom 0.875% 1/31/2046		4,917	3,351
United Kingdom 3.75% 10/22/2053		1,870	2,226
			71,115

Chinese yuan renminbi 3.78%
China (People’s Republic of), Series INBK, 2.44% 10/15/2027	CNY	38,940	5,506
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		59,810	8,545
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		22,240	3,212
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		81,080	13,395
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		66,960	11,040
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	7,172
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		42,610	6,267
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,047
			58,184

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Brazilian reais 2.72%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	14,095	$2,893
Brazil (Federative Republic of) 10.00% 1/1/2025		1,700	350
Brazil (Federative Republic of) 10.00% 1/1/2029		12,400	2,548
Brazil (Federative Republic of) 10.00% 1/1/2031		52,681	10,718
Brazil (Federative Republic of) 10.00% 1/1/2033		94,878	19,254
Brazil (Federative Republic of) 6.00% 8/15/2040[4]		1,966	432
Brazil (Federative Republic of) 6.00% 8/15/2050[4]		23,510	5,211
Brazil (Federative Republic of) 6.00% 8/15/2060[4]		1,966	437
			41,843

Mexican pesos 2.36%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	115,680	6,630
Petroleos Mexicanos 7.19% 9/12/2024		66,159	3,726
United Mexican States, Series M, 7.50% 6/3/2027		251,720	14,049
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,186
United Mexican States, Series M, 8.00% 11/7/2047		7,830	412
United Mexican States, Series M, 8.00% 7/31/2053		198,770	10,397
			36,400

Canadian dollars 2.17%
Canada 3.50% 3/1/2028	CAD	25,228	19,239
Canada 3.25% 12/1/2033		15,230	11,630
Canada 2.75% 12/1/2048		3,500	2,500
			33,369

South Korean won 1.93%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,940
South Korea (Republic of), Series 2709, 3.125% 9/10/2027		4,513,500	3,499
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,889
South Korea (Republic of), Series 2803, 3.25% 3/10/2028		3,998,100	3,113
South Korea (Republic of), Series 3106, 2.00% 6/10/2031		2,131,440	1,525
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		16,434,880	13,794
			29,760

Australian dollars 1.82%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD	6,610	3,826
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		5,789	3,182
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		9,735	6,120
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		14,605	9,770
Australia (Commonwealth of), Series 168, 3.50% 12/21/2034		7,810	5,095
			27,993

Indonesian rupiah 1.49%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,497
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		20,866,000	1,339
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		92,831,000	6,019
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		26,010,000	1,869
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	195
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		148,811,000	10,022
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,987
			22,928

South African rand 0.59%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,518
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		49,100	1,624
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		147,415	5,945
			9,087

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	DKK	52,535	$6,306
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,630	302
			6,608

New Zealand dollars 0.42%
New Zealand 4.50% 5/15/2030	NZD	10,208	6,559

Malaysian ringgits 0.14%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,207

Chilean pesos 0.13%
Chile (Republic of) 1.50% 3/1/2026[4]	CLP	846,536	936
Chile (Republic of) 5.00% 10/1/2028		955,000	1,065
			2,001

Colombian pesos 0.10%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	1,185,800	264
Colombia (Republic of), Series B, 7.25% 10/26/2050		7,150,600	1,345
			1,609

Indian rupees 0.07%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,116

Polish zloty 0.07%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	1,112

Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	1,094

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	598

Ukrainian hryvnia 0.01%
Ukraine 15.50% 10/2/2024	UAH	3,848	83
Ukraine 19.50% 1/15/2025		1,954	42
			125

U.S. dollars 40.89%
7-Eleven, Inc. 0.95% 2/10/2026[6]	USD	520	481
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,180	1,909
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		763	770
Advance Auto Parts, Inc. 5.95% 3/9/2028		45	45
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,947
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]		660	503
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		344	345
AG Issuer, LLC 6.25% 3/1/2028[6]		295	294
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		103	108
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,6]		1,147	1,210
Alabama Power Co. 3.00% 3/15/2052		980	686
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		140	127
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		75	70
Alfa Desarrollo SpA 4.55% 9/27/2051		476	372
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[6]		290	289
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		120	114
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[6]		70	74

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Allied Universal Holdco, LLC 9.75% 7/15/2027[6]	USD	155	$152
Allied Universal Holdco, LLC 6.00% 6/1/2029[6]		300	245
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[6]		200	204
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,729
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		241	239
American Electric Power Co., Inc. 1.00% 11/1/2025		250	232
American Express Co. 3.375% 5/3/2024		4,202	4,171
Amgen, Inc. 2.20% 2/21/2027		445	414
Amgen, Inc. 5.25% 3/2/2030		981	1,009
Amgen, Inc. 5.25% 3/2/2033		2,687	2,756
Amgen, Inc. 5.65% 3/2/2053		1,284	1,352
AmWINS Group, Inc. 4.875% 6/30/2029[6]		135	123
Anglo American Capital PLC 3.95% 9/10/2050[6]		521	397
Angola (Republic of) 9.50% 11/12/2025		1,610	1,584
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		110	86
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[6]		115	86
ARD Finance SA 6.50% Cash 6/30/2027[6,7]		210	98
Aretec Group, Inc. 7.50% 4/1/2029[6]		245	221
Aretec Group, Inc. 10.00% 8/15/2030[6]		50	53
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[1]		1,921	775
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[1]		3,025	1,045
Asbury Automotive Group, Inc. 5.00% 2/15/2032[6]		55	50
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[8,9]		120	116
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[6]		160	161
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]		55	51
AssuredPartners, Inc. 7.00% 8/15/2025[6]		120	120
AssuredPartners, Inc. 5.625% 1/15/2029[6]		365	341
AT&T, Inc. 3.50% 9/15/2053		2,070	1,504
ATI, Inc. 7.25% 8/15/2030		60	62
Atkore, Inc. 4.25% 6/1/2031[6]		25	22
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 8.22% 9/22/2028[8,9]		147	147
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		1,817	1,822
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		996	1,019
B&G Foods, Inc. 5.25% 4/1/2025		23	23
B&G Foods, Inc. 5.25% 9/15/2027		210	191
B&G Foods, Inc. 8.00% 9/15/2028[6]		25	26
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[5,9]		219	233
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% on 10/22/2024)[1]		847	825
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	6,020
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		2,695	2,470
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,040	3,300
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		1,390	1,385
BAT Capital Corp. 2.789% 9/6/2024		1,150	1,127
BAT Capital Corp. 3.215% 9/6/2026		955	914
BAT Capital Corp. 3.557% 8/15/2027		1,545	1,475
BAT Capital Corp. 3.462% 9/6/2029		1,150	1,060
Bath & Body Works, Inc. 6.625% 10/1/2030[6]		120	123
Bath & Body Works, Inc. 6.875% 11/1/2035		75	76
Bausch Health Americas, Inc. 9.25% 4/1/2026[6]		80	73
Bausch Health Companies, Inc. 5.50% 11/1/2025[6]		75	69
Bausch Health Companies, Inc. 5.25% 2/15/2031[6]		114	50
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[6]		30	20
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		117	104
Bidvest Group (UK) PLC 3.625% 9/23/2026		500	465

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[6]	USD	400	$380
Blue Racer Midstream, LLC 7.625% 12/15/2025[6]		65	66
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[8,9]		25	25
BMW US Capital, LLC 3.90% 4/9/2025[6]		900	890
BMW US Capital, LLC 4.15% 4/9/2030[6]		900	883
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,6]		700	609
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,6]		1,275	1,079
Boeing Co. 5.15% 5/1/2030		2,855	2,908
Boeing Co. 3.625% 2/1/2031		1,127	1,047
Bombardier, Inc. 7.125% 6/15/2026[6]		47	47
Bombardier, Inc. 6.00% 2/15/2028[6]		50	49
Boxer Parent Co., Inc. 9.125% 3/1/2026[6]		160	161
Boyd Gaming Corp. 4.75% 6/15/2031[6]		45	41
Boyne USA, Inc. 4.75% 5/15/2029[6]		107	101
BPCE SA 5.15% 7/21/2024[6]		1,800	1,785
Braskem Netherlands Finance BV 4.50% 1/31/2030		721	560
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		525	489
Braskem Netherlands Finance BV 8.50% 1/12/2031		509	474
British Columbia (Province of) 4.20% 7/6/2033		1,240	1,225
Broadcom, Inc. 4.00% 4/15/2029[6]		250	241
Broadcom, Inc. 3.419% 4/15/2033[6]		698	613
Broadcom, Inc. 3.469% 4/15/2034[6]		48	42
Broadcom, Inc. 3.137% 11/15/2035[6]		185	152
Broadcom, Inc. 3.75% 2/15/2051[6]		926	729
Brookfield Property REIT, Inc. 5.75% 5/15/2026[6]		95	92
Brookfield Property REIT, Inc. 4.50% 4/1/2027[6]		50	45
BWX Technologies, Inc. 4.125% 4/15/2029[6]		175	160
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,9]		1,310	1,278
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,9]		989	968
Caesars Entertainment, Inc. 4.625% 10/15/2029[6]		15	14
Caesars Entertainment, Inc. 7.00% 2/15/2030[6]		74	76
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,6]		2,150	2,195
California Resources Corp. 7.125% 2/1/2026[6]		100	101
Callon Petroleum Co. 7.50% 6/15/2030[6]		15	15
Canadian Pacific Railway Co. 3.10% 12/2/2051		1,378	997
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]		90	77
Carnival Corp. 6.00% 5/1/2029[6]		100	96
CCO Holdings, LLC 5.125% 5/1/2027[6]		125	121
CCO Holdings, LLC 4.75% 3/1/2030[6]		135	124
CCO Holdings, LLC 4.50% 8/15/2030[6]		255	230
CCO Holdings, LLC 4.25% 2/1/2031[6]		155	136
CCO Holdings, LLC 4.50% 6/1/2033[6]		162	137
CCO Holdings, LLC 4.25% 1/15/2034[6]		70	57
Centene Corp. 2.45% 7/15/2028		40	36
Centene Corp. 4.625% 12/15/2029		195	187
Centene Corp. 2.50% 3/1/2031		65	54
Central Garden & Pet Co. 4.125% 10/15/2030		74	67
Central Garden & Pet Co. 4.125% 4/30/2031[6]		110	97
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[5,6]		925	937
Charter Communications Operating, LLC 3.75% 2/15/2028		2,650	2,504
Cheniere Energy Partners, LP 3.25% 1/31/2032		26	22
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		115	113
Chesapeake Energy Corp. 6.75% 4/15/2029[6]		30	30
Chubb INA Holdings, Inc. 3.35% 5/3/2026		195	190
Chubb INA Holdings, Inc. 4.35% 11/3/2045		425	400
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,9]		1,240	1,257
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,9]		805	829

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Civitas Resources, Inc. 8.75% 7/1/2031[6]	USD	90	$96
Clarios Global, LP 6.25% 5/15/2026[6]		44	44
Clarios Global, LP 8.50% 5/15/2027[6]		90	90
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		45	42
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		5	5
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		100	91
Cloud Software Group, Inc. 6.50% 3/31/2029[6]		235	224
Cloud Software Group, Inc. 9.00% 9/30/2029[6]		175	166
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,9]		100	98
CMS Energy Corp. 3.875% 3/1/2024		100	100
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,148
CNX Resources Corp. 7.25% 3/14/2027[6]		240	243
Coinbase Global, Inc. 3.375% 10/1/2028[6]		55	46
Coinbase Global, Inc. 3.625% 10/1/2031[6]		85	66
Colombia (Republic of) 3.875% 4/25/2027		350	335
Colombia (Republic of) 8.00% 11/14/2035		445	488
Comcast Corp. 4.80% 5/15/2033		4,100	4,153
Commonwealth Bank of Australia 2.688% 3/11/2031[6]		4,650	3,828
CommScope Technologies, LLC 6.00% 6/15/2025[6]		160	131
CommScope, Inc. 6.00% 3/1/2026[6]		53	47
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,9]		25	22
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]		307	290
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]		65	59
Comstock Resources, Inc. 6.75% 3/1/2029[6]		95	87
Comstock Resources, Inc. 5.875% 1/15/2030[6]		65	56
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,9]		1,656	1,692
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[5,6,9]		804	857
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,9]		1,034	1,042
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 8.437% 6/25/2043[5,6,9]		305	319
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,9]		784	788
ConocoPhillips Co. 5.30% 5/15/2053		761	783
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[7]		1,127	820
Constellium SE 3.75% 4/15/2029[6]		125	114
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,484
Corebridge Financial, Inc. 3.90% 4/5/2032		748	677
CoreLogic, Inc. 4.50% 5/1/2028[6]		339	297
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[8,9]		65	59
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	981
Coty, Inc. 4.75% 1/15/2029[6]		125	119
Coty, Inc. 6.625% 7/15/2030[6]		95	98
Covanta Holding Corp. 4.875% 12/1/2029[6]		25	22
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[5,6]		333	330
Crédit Agricole SA 4.375% 3/17/2025[6]		1,100	1,083
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,6]		2,675	2,539
Crescent Energy Finance, LLC 9.25% 2/15/2028[6]		178	185
Crown Castle, Inc. 2.50% 7/15/2031		767	640
CSX Corp. 3.80% 4/15/2050		75	61
CVR Partners, LP 6.125% 6/15/2028[6]		65	61
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		725	699
Darling Ingredients, Inc. 6.00% 6/15/2030[6]		165	165
Deluxe Corp. 8.00% 6/1/2029[6]		20	18
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	797
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	1,061
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,207

American Funds Insurance Series	225

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Diamond Sports Group, LLC 6.625% 8/15/2027[3,6]	USD	310	$16
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[6,8,9]		326	337
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		50	47
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[8,9]		92	92
DISH DBS Corp. 5.25% 12/1/2026[6]		15	13
DISH Network Corp. 11.75% 11/15/2027[6]		260	272
Dominican Republic 5.50% 1/27/2025[6]		1,375	1,370
Dominican Republic 8.625% 4/20/2027[6]		225	236
Dominican Republic 6.40% 6/5/2049[6]		813	768
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[6]		47	44
Ecopetrol SA 6.875% 4/29/2030		1,445	1,434
Edison International 4.125% 3/15/2028		2,390	2,311
Edison International 5.25% 11/15/2028		1,522	1,533
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		100	93
Electricité de France SA 4.875% 9/21/2038[6]		795	737
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,6]		300	336
Element Solutions, Inc. 3.875% 9/1/2028[6]		105	97
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[6]		205	131
Enel Finance International NV 1.375% 7/12/2026[6]		1,248	1,137
Enel Finance International NV 1.875% 7/12/2028[6]		1,227	1,072
Energy Transfer, LP 8.00% 4/1/2029[6]		98	102
Enfragen Energia Sur SA 5.375% 12/30/2030		1,329	1,039
Entergy Corp. 0.90% 9/15/2025		750	698
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,174
Enviri Corp. 5.75% 7/31/2027[6]		145	135
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		225	229
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		45	48
EQM Midstream Partners, LP 6.50% 7/15/2048		40	41
Equinix, Inc. 1.80% 7/15/2027		1,145	1,037
Equinix, Inc. 2.15% 7/15/2030		3,216	2,727
EquipmentShare.com, Inc. 9.00% 5/15/2028[6]		90	93
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[5]		78	79
Export-Import Bank of Korea 5.125% 1/11/2033		1,175	1,222
Fair Isaac Corp. 4.00% 6/15/2028[6]		15	14
Fannie Mae Pool #FM6293 3.00% 1/1/2051[5]		69	61
Fannie Mae Pool #CB0046 3.00% 4/1/2051[5]		1,786	1,585
Fannie Mae Pool #CB4852 4.50% 10/1/2052[5]		7,668	7,438
Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]		110	111
Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]		19	19
Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]		67	67
Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]		5,542	5,484
Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]		250	251
Fannie Mae Pool #MA5165 5.50% 10/1/2053[5]		968	973
Fertitta Entertainment, LLC 4.625% 1/15/2029[6]		25	23
Fertitta Entertainment, LLC 6.75% 1/15/2030[6]		25	22
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[2,8,9]		97	95
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[2,8,9]		3	3
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		325	291
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		1,795	1,528
First Quantum Minerals, Ltd. 8.625% 6/1/2031[6]		775	658
First Student Bidco, Inc. 4.00% 7/31/2029[6]		45	39
FirstEnergy Corp., Series B, 4.15% 7/15/2027		1,800	1,732

226	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]	USD	2,325	$2,110
Ford Motor Co. 6.10% 8/19/2032		30	30
Ford Motor Credit Co., LLC 3.81% 1/9/2024		290	290
Ford Motor Credit Co., LLC 4.95% 5/28/2027		300	293
Ford Motor Credit Co., LLC 3.815% 11/2/2027		200	187
Ford Motor Credit Co., LLC 7.35% 11/4/2027		200	211
Ford Motor Credit Co., LLC 2.90% 2/16/2028		200	180
Ford Motor Credit Co., LLC 4.00% 11/13/2030		125	112
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,795
Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]		3,835	3,303
Freddie Mac Pool #RB5111 2.00% 5/1/2041[5]		6,067	5,202
Freddie Mac Pool #QD3310 3.00% 12/1/2051[5]		19	17
Freddie Mac Pool #SD8214 3.50% 5/1/2052[5]		5,026	4,613
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,120	1,110
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		3,687	3,650
Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]		296	297
Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]		3,203	3,170
Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]		786	789
Freddie Mac Pool #SD8362 5.50% 9/1/2053[5]		2,835	2,847
Freddie Mac Pool #SD8367 5.50% 10/1/2053[5]		3,586	3,602
Freddie Mac Pool #SD8372 5.50% 11/1/2053[5]		12,518	12,571
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[5,6,9]		441	454
FXI Holdings, Inc. 12.25% 11/15/2026[6]		497	444
Gartner, Inc. 3.75% 10/1/2030[6]		70	62
General Motors Financial Co., Inc. 1.05% 3/8/2024		725	719
Genesis Energy, LP 8.00% 1/15/2027		125	127
Genesis Energy, LP 8.25% 1/15/2029		25	26
Genesis Energy, LP 8.875% 4/15/2030		38	39
GeoPark, Ltd. 5.50% 1/17/2027		2,780	2,464
Georgia (Republic of) 2.75% 4/22/2026[6]		400	376
Gilead Sciences, Inc. 5.25% 10/15/2033		1,342	1,399
Gilead Sciences, Inc. 5.55% 10/15/2053		1,155	1,252
Go Daddy Operating Co., LLC 3.50% 3/1/2029[6]		65	59
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	980
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		769	622
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]		2,766	2,384
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]		995	853
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[5]		4,812	4,160
Government National Mortgage Assn. 6.50% 1/1/2054[5,10]		10,325	10,571
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]		777	593
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,341
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		30	23
Group 1 Automotive, Inc. 4.00% 8/15/2028[6]		115	107
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[6]		660	625
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[6]		25	26
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[8,9]		39	39
Harvest Midstream I, LP 7.50% 9/1/2028[6]		25	25
HCA, Inc. 5.625% 9/1/2028		120	123
HealthEquity, Inc. 4.50% 10/1/2029[6]		80	74
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		14	14
Hightower Holding, LLC 6.75% 4/15/2029[6]		235	214
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		105	102
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		25	24
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		25	24
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]		115	105
Honduras (Republic of) 6.25% 1/19/2027		653	628
Howard Hughes Corp. (The) 5.375% 8/1/2028[6]		275	265
Howard Hughes Corp. (The) 4.125% 2/1/2029[6]		195	174
Howard Hughes Corp. (The) 4.375% 2/1/2031[6]		120	104

American Funds Insurance Series	227

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Howmet Aerospace, Inc. 5.95% 2/1/2037	USD	95	$99
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[1]		305	297
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]		4,172	4,088
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		1,700	1,676
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	766
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]		2,000	2,195
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,200	1,295
HUB International, Ltd. 7.00% 5/1/2026[6]		304	306
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[8,9]		19	19
Hyundai Capital America 0.875% 6/14/2024[6]		1,200	1,173
Hyundai Capital America 1.50% 6/15/2026[6]		2,375	2,170
Hyundai Capital America 1.65% 9/17/2026[6]		269	245
Hyundai Capital America 2.00% 6/15/2028[6]		600	524
Hyundai Capital America 6.50% 1/16/2029[6]		132	139
Icahn Enterprises, LP 6.375% 12/15/2025		35	34
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[6]		500	505
Ingles Markets, Inc. 4.00% 6/15/2031[6]		190	168
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		3,270	3,237
Intesa Sanpaolo SpA 7.00% 11/21/2025[6]		225	231
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]		55	50
Iron Mountain, Inc. 5.25% 7/15/2030[6]		235	224
Israel (State of) 3.375% 1/15/2050		1,470	1,048
Israel (State of) 3.875% 7/3/2050		795	617
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		1,243	1,143
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		58	47
Kantar Group, LLC, Term Loan B2, (6-month USD CME Term SOFR + 4.50%) 10.108% 12/4/2026[8,9]		64	63
KB Home 6.875% 6/15/2027		50	52
Kennedy-Wilson, Inc. 4.75% 3/1/2029		110	92
Kennedy-Wilson, Inc. 4.75% 2/1/2030		245	199
Korea Development Bank 4.375% 2/15/2028		2,100	2,091
Korea Development Bank 4.375% 2/15/2033		2,010	1,973
Korea Electric Power Corp. 5.375% 7/31/2026[6]		1,290	1,305
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		85	83
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[6]		125	119
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[5,6]		157	157
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[5,6]		651	651
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[5,6]		194	197
Lamar Media Corp. 3.75% 2/15/2028		135	127
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		140	129
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[6]		30	27
LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]		110	102
LCM Investments Holdings II, LLC 8.25% 8/1/2031[6]		40	42
Levi Strauss & Co. 3.50% 3/1/2031[6]		115	100
LGI Homes, Inc. 8.75% 12/15/2028[6]		155	165
Light and Wonder International, Inc. 7.00% 5/15/2028[6]		20	20
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		5	5
Live Nation Entertainment, Inc. 4.75% 10/15/2027[6]		130	125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,419
LSB Industries, Inc. 6.25% 10/15/2028[6]		140	133
Marriott International, Inc. 2.75% 10/15/2033		5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]		45	40
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		282	307
Mastercard, Inc. 2.00% 11/18/2031		600	506
Medline Borrower, LP 5.25% 10/1/2029[6]		40	38
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[8,9]		54	55
Meituan 2.125% 10/28/2025		1,730	1,628
Methanex Corp. 5.125% 10/15/2027		55	54

228	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Methanex Corp. 5.25% 12/15/2029	USD	5	$5
MGM Resorts International 5.50% 4/15/2027		90	89
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		115	106
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		73	74
Mineral Resources, Ltd. 8.00% 11/1/2027[6]		155	159
Mineral Resources, Ltd. 9.25% 10/1/2028[6]		85	91
Minerva Luxembourg SA 8.875% 9/13/2033		2,575	2,727
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]		1,736	1,673
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,6]		761	762
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[5,6]		225	225
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		80	76
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		75	67
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,995
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		1,433	1,145
Mozambique (Republic of) 9.00% 9/15/2031		940	803
MSCI, Inc. 3.875% 2/15/2031[6]		125	114
MSCI, Inc. 3.625% 11/1/2031[6]		210	185
MSCI, Inc. 3.25% 8/15/2033[6]		33	28
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[5,9]		336	363
MTN (Mauritius) Investments, Ltd. 6.50% 10/13/2026		460	465
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	46
MV24 Capital BV 6.748% 6/1/2034		1,129	1,058
Nabors Industries, Inc. 7.375% 5/15/2027[6]		55	54
Nabors Industries, Inc. 9.125% 1/31/2030[6]		160	161
Nasdaq, Inc. 5.95% 8/15/2053		113	122
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[6]		135	122
Navient Corp. 5.00% 3/15/2027		45	43
Navient Corp. 4.875% 3/15/2028		145	135
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		1,525	1,543
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[8,9]		50	50
NCR Voyix Corp. 5.25% 10/1/2030[6]		15	14
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]		85	82
Netflix, Inc. 4.875% 4/15/2028		45	46
Netflix, Inc. 4.875% 6/15/2030[6]		225	228
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		50	50
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		255	245
New York Life Global Funding 1.20% 8/7/2030[6]		2,725	2,188
Newell Brands, Inc. 5.20% 4/1/2026		80	79
Nexstar Media, Inc. 4.75% 11/1/2028[6]		165	152
NFP Corp. 6.875% 8/15/2028[6]		105	107
NGL Energy Operating, LLC 7.50% 2/1/2026[6]		215	217
Niagara Mohawk Power Corp. 3.508% 10/1/2024[6]		180	177
Norfolk Southern Corp. 5.35% 8/1/2054		496	516
Northern Oil and Gas, Inc. 8.125% 3/1/2028[6]		150	152
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[6]		105	102
NOVA Chemicals Corp. 5.25% 6/1/2027[6]		20	19
Novelis Corp. 4.75% 1/30/2030[6]		80	75
Novelis Corp. 3.875% 8/15/2031[6]		20	18
NuStar Logistics, LP 5.625% 4/28/2027		80	80
Occidental Petroleum Corp. 6.375% 9/1/2028		194	204
OCP SA 3.75% 6/23/2031		500	431
Oleoducto Central SA 4.00% 7/14/2027		630	586
ONEOK, Inc. 5.80% 11/1/2030		69	72
ONEOK, Inc. 6.05% 9/1/2033		514	545
ONEOK, Inc. 6.625% 9/1/2053		290	325
Open Text Corp. 3.875% 2/15/2028[6]		25	23
Option Care Health, Inc. 4.375% 10/31/2029[6]		25	23
Oracle Corp. 2.65% 7/15/2026		2,327	2,207
Oracle Corp. 3.25% 11/15/2027		1,880	1,786
Oracle Corp. 3.95% 3/25/2051		22	17
Orange 9.00% 3/1/2031[1]		2,434	3,004

American Funds Insurance Series	229

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Osaic Holdings, Inc. 10.75% 8/1/2027[6]	USD	256	$260
Pacific Gas and Electric Co. 3.15% 1/1/2026		3,000	2,879
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	521
Pacific Gas and Electric Co. 6.40% 6/15/2033		1,500	1,580
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	5,025
PacifiCorp 4.15% 2/15/2050		225	183
PacifiCorp 3.30% 3/15/2051		150	104
PacifiCorp 2.90% 6/15/2052		55	35
PacifiCorp 5.35% 12/1/2053		525	506
PacifiCorp 5.50% 5/15/2054		680	669
Panama (Republic of) 3.75% 4/17/2026		465	438
Panama (Republic of) 6.40% 2/14/2035		850	832
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		65	60
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[6,7]		1	1
Performance Food Group, Inc. 5.50% 10/15/2027[6]		11	11
Permian Resources Operating, LLC 7.00% 1/15/2032[6]		25	26
Peru (Republic of) 2.392% 1/23/2026		500	477
Petroleos Mexicanos 4.875% 1/18/2024		1,776	1,773
Petroleos Mexicanos 4.25% 1/15/2025		261	255
Petroleos Mexicanos 6.875% 10/16/2025		660	650
Petroleos Mexicanos 6.875% 8/4/2026		638	620
Petroleos Mexicanos 6.49% 1/23/2027		3,219	3,023
Petroleos Mexicanos 6.84% 1/23/2030		681	591
Petroleos Mexicanos 6.70% 2/16/2032		779	647
Petrorio Luxembourg SARL 6.125% 6/9/2026		910	894
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		2,128	2,134
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		188	192
PG&E Corp. 5.00% 7/1/2028		145	141
PG&E Corp. 5.25% 7/1/2030		175	169
Philip Morris International, Inc. 5.125% 11/17/2027		315	321
Philip Morris International, Inc. 5.625% 11/17/2029		420	441
Philip Morris International, Inc. 2.10% 5/1/2030		634	544
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,632
Philip Morris International, Inc. 5.375% 2/15/2033		1,382	1,418
Post Holdings, Inc. 5.625% 1/15/2028[6]		85	84
Post Holdings, Inc. 5.50% 12/15/2029[6]		80	77
Post Holdings, Inc. 4.625% 4/15/2030[6]		444	409
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		526	525
Procter & Gamble Co. 3.00% 3/25/2030		338	317
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]		1,535	1,364
Qatar Energy 3.125% 7/12/2041[6]		2,895	2,231
Qatar Energy 3.30% 7/12/2051[6]		2,942	2,155
Radiology Partners, Inc. 9.25% 2/1/2028[6]		245	126
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[6]		145	134
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		25	22
RHP Hotel Properties, LP 7.25% 7/15/2028[6]		80	83
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		90	84
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		25	22
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		20	19
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		40	40
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		75	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]		160	172
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[6]		4	4
RP Escrow Issuer, LLC 5.25% 12/15/2025[6]		190	152
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		45	42
Sands China, Ltd. 3.50% 8/8/2031		495	415
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,535
Sasol Financing USA, LLC 5.875% 3/27/2024		6,165	6,133
Sasol Financing USA, LLC 4.375% 9/18/2026		1,085	1,012

230	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Sasol Financing USA, LLC 8.75% 5/3/2029[2]	USD	310	$317
Scentre Group Trust 1 3.50% 2/12/2025[6]		210	206
Scentre Group Trust 1 3.75% 3/23/2027[6]		110	106
Scientific Games Holdings, LP 6.625% 3/1/2030[6]		46	44
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		115	108
Sealed Air Corp. 6.125% 2/1/2028[6]		180	182
Serbia (Republic of) 6.25% 5/26/2028[6]		740	759
Service Properties Trust 8.625% 11/15/2031[6]		60	63
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,505
Simmons Foods, Inc. 4.625% 3/1/2029[6]		160	139
Sirius XM Radio, Inc. 3.125% 9/1/2026[6]		50	47
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		195	180
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		39	35
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		111	95
SK hynix, Inc. 3.00% 9/17/2024		1,602	1,575
SK hynix, Inc. 1.50% 1/19/2026		563	519
SM Energy Co. 6.50% 7/15/2028		45	45
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,9]		733	735
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		45	41
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		20	18
Southern California Edison Co. 2.85% 8/1/2029		200	182
Southern California Edison Co. 3.65% 2/1/2050		1,700	1,318
Southwestern Energy Co. 5.375% 3/15/2030		120	117
Southwestern Energy Co. 4.75% 2/1/2032		90	83
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		17	19
Spirit AeroSystems, Inc. 9.75% 11/15/2030[6]		60	65
Sprint, LLC 7.625% 3/1/2026		130	136
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		1,500	1,363
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,560	2,652
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		453	379
Stericycle, Inc. 3.875% 1/15/2029[6]		110	100
Sunoco, LP 4.50% 5/15/2029		290	270
Sunoco, LP 4.50% 4/30/2030		35	32
Surgery Center Holdings, Inc. 10.00% 4/15/2027[6]		103	104
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,3]		12	—	[11]
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,6]		400	384
Talen Energy Supply, LLC 8.625% 6/1/2030[6]		94	100
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[8,9]		45	45
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		3,450	2,304
Tenet Healthcare Corp. 6.125% 10/1/2028		25	25
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,789	2,782
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[8,9]		243	238
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040		465	420
T-Mobile USA, Inc. 2.40% 3/15/2029		1,079	969
T-Mobile USA, Inc. 5.65% 1/15/2053		1,400	1,459
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	426
TransDigm, Inc. 6.25% 3/15/2026[6]		65	65
TransDigm, Inc. 5.50% 11/15/2027		45	44
TransDigm, Inc. 4.875% 5/1/2029		80	75
TransDigm, Inc. 6.875% 12/15/2030[6]		85	88
Transocean Poseidon, Ltd. 6.875% 2/1/2027[6]		56	56
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[6]		102	106
Transocean, Inc. 8.75% 2/15/2030[6]		38	40
Transocean, Inc. 6.80% 3/15/2038		35	28
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,12]		100	93
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		379	374

American Funds Insurance Series	231

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[5,6]	USD	251	$245
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[5,6]		100	97
Triumph Group, Inc. 9.00% 3/15/2028[6]		71	76
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,064
U.S. Treasury 3.625% 3/31/2028		20	20
U.S. Treasury 4.375% 11/30/2028		6,800	6,960
U.S. Treasury 4.50% 11/15/2033		10,782	11,325
U.S. Treasury 1.125% 5/15/2040[13]		6,190	4,000
U.S. Treasury 1.75% 8/15/2041[13]		4,650	3,242
U.S. Treasury 4.75% 11/15/2043		1,425	1,531
U.S. Treasury 3.00% 8/15/2048[13]		5,045	4,118
U.S. Treasury 4.125% 8/15/2053[13]		19,558	19,823
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4,13]		18,013	18,560
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[4]		6,321	6,137
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,344	2,084
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[4]		6,371	5,801
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,6]		2,265	2,249
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[8,9]		75	75
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[8,9]		75	75
Ukraine 7.75% 9/1/2024[3]		6,210	1,938
Ukraine 6.876% 5/21/2031[3]		1,269	296
Uniform Mortgage-Backed Security 2.00% 1/1/2039[5,10]		1,841	1,651
Uniform Mortgage-Backed Security 2.00% 2/1/2039[5,10]		1,234	1,100
Uniform Mortgage-Backed Security 2.00% 1/1/2054[5,10]		2,470	2,019
Uniform Mortgage-Backed Security 2.50% 1/1/2054[5,10]		24,460	20,812
Uniform Mortgage-Backed Security 3.00% 1/1/2054[5,10]		5,222	4,620
Uniform Mortgage-Backed Security 3.50% 1/1/2054[5,10]		9,033	8,288
Uniform Mortgage-Backed Security 4.00% 1/1/2054[5,10]		8,840	8,362
Uniform Mortgage-Backed Security 4.50% 1/1/2054[5,10]		16,943	16,425
Uniform Mortgage-Backed Security 5.00% 1/1/2054[5,10]		19,966	19,755
Uniform Mortgage-Backed Security 5.50% 1/1/2054[5,10]		10,146	10,190
Uniform Mortgage-Backed Security 6.00% 1/1/2054[5,10]		10,805	10,972
Uniform Mortgage-Backed Security 6.50% 1/1/2054[5,10]		6,655	6,821
Uniform Mortgage-Backed Security 7.00% 1/1/2054[5,10]		13,150	13,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[5,10]		18,339	16,843
Uniform Mortgage-Backed Security 6.00% 2/1/2054[5,10]		6,750	6,854
United Mexican States 6.338% 5/4/2053		425	434
United Natural Foods, Inc. 6.75% 10/15/2028[6]		85	69
United Rentals (North America), Inc. 3.875% 2/15/2031		130	118
Univision Communications, Inc. 4.50% 5/1/2029[6]		250	223
US Foods, Inc. 4.625% 6/1/2030[6]		35	33
Vail Resorts, Inc. 6.25% 5/15/2025[6]		120	119
Valvoline, Inc. 3.625% 6/15/2031[6]		85	73
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[7,8,9]		48	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		35	32
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[6]		31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		110	97
Venture Global LNG, Inc. 8.125% 6/1/2028[6]		80	81
Veralto Corp. 5.35% 9/18/2028[6]		2,900	2,970
VICI Properties, LP 4.375% 5/15/2025		1,563	1,537
Vital Energy, Inc. 9.75% 10/15/2030		40	41
VZ Secured Financing BV 5.00% 1/15/2032[6]		200	171
W&T Offshore, Inc. 11.75% 2/1/2026[6]		55	57
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		1,928	1,701
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		71	71
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[6]		320	308
WEA Finance, LLC 3.75% 9/17/2024[6]		535	526
Weatherford International, Ltd. 6.50% 9/15/2028[6]		38	39
Weatherford International, Ltd. 8.625% 4/30/2030[6]		93	97

232	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	USD	5,788	$5,525
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,440
WESCO Distribution, Inc. 7.125% 6/15/2025[6]		180	181
WESCO Distribution, Inc. 7.25% 6/15/2028[6]		200	206
Western Midstream Operating, LP 3.10% 2/1/2025[1]		85	83
Western Midstream Operating, LP 5.25% 2/1/2050[1]		80	72
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		992	991
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		278	277
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[5,6]		60	60
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		1,250	1,205
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[3,6,7]		37	8
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[3,6,7]		31	11
WMG Acquisition Corp. 3.75% 12/1/2029[6]		110	100
WMG Acquisition Corp. 3.875% 7/15/2030[6]		135	122
WMG Acquisition Corp. 3.00% 2/15/2031[6]		80	69
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,12]		105	107
Wynn Las Vegas, LLC 5.50% 3/1/2025[6]		110	109
Wynn Resorts Finance, LLC 7.125% 2/15/2031[6]		43	45
Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.97% 9/1/2027[8,9]		95	93
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		200	167
Ziggo BV 4.875% 1/15/2030[6]		300	268
			629,873

Total bonds, notes & other debt instruments (cost: $1,470,776,000)			1,423,420

Convertible bonds & notes 0.08%
U.S. dollars 0.08%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024		1,200	1,173

Total convertible bonds & notes (cost: $1,171,000)			1,173

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,12,14]		48	74

Total preferred securities (cost: $50,000)			74

Common stocks 0.05%
U.S. dollars 0.05%
Diebold Nixdorf, Inc.[6,14]		8,912	258
Constellation Oil Services Holding SA, Class B-1[12,14]		1,214,969	170
Venator Materials PLC[12,14]		31,972,955	164
Altera Infrastructure, LP12,14		1,441	133
Party City Holdco, Inc.[12,14]		80	2
Party City Holdco, Inc.[6,12,14]		1	—	[11]
Bighorn Permian Resources, LLC[12]		531	—	[11]

Total common stocks (cost: $1,438,000)			727

Investment funds 3.42%
Capital Group Central Corporate Bond Fund[15]		6,213,739	52,692

Total investment funds (cost: $49,062,000)			52,692

American Funds Insurance Series	233

Capital World Bond Fund (continued)

Short-term securities 13.02%		Shares		Value (000)
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[15,16]			1,773,180	$177,300

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.51%
Japan Treasury 2/20/2024	(0.103)%	JPY	3,277,100	23,247

Total short-term securities (cost: $201,752,000)				200,547
Total investment securities 108.98% (cost: $1,724,249,000)				1,678,633
Other assets less liabilities (8.98)%				(138,292)

Net assets 100.00%				$1,540,341

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	30	3/15/2024	USD2,385	$73
3 Year Australian Government Bond Futures	Short	1	3/18/2024	(73)	(1)
2 Year Euro-Schatz Futures	Long	26	3/11/2024	3,058	13
2 Year U.S. Treasury Note Futures	Long	1,259	4/3/2024	259,246	2,109
5 Year Euro-Bobl Futures	Short	61	3/11/2024	(8,032)	(20)
5 Year U.S. Treasury Note Futures	Long	1,305	4/3/2024	141,949	3,201
10 Year Italy Government Bond Futures	Long	88	3/11/2024	11,575	365
10 Year French Government Bond Futures	Long	58	3/11/2024	8,420	294
10 Year Euro-Bund Futures	Short	89	3/11/2024	(13,482)	(339)
10 Year Japanese Government Bond Futures	Short	30	3/20/2024	(31,215)	(107)
10 Year UK Gilt Futures	Long	189	3/28/2024	24,729	1,251
10 Year Ultra U.S. Treasury Note Futures	Short	193	3/28/2024	(22,777)	(1,021)
10 Year U.S. Treasury Note Futures	Short	301	3/28/2024	(33,980)	(786)
20 Year U.S. Treasury Bond Futures	Long	39	3/28/2024	4,873	370
30 Year Euro-Buxl Futures	Long	26	3/11/2024	4,068	324
30 Year Ultra U.S. Treasury Bond Futures	Long	31	3/28/2024	4,141	176
					$5,902

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CHF	2,790	USD	3,200	Standard Chartered Bank	1/8/2024	$121
SGD	1,400	USD	1,050	BNP Paribas	1/8/2024	11
CZK	18,000	USD	803	BNP Paribas	1/8/2024	1
PLN	18,110	EUR	4,175	Bank of New York Mellon	1/8/2024	(9)
CZK	47,290	EUR	1,923	Citibank	1/8/2024	(10)
USD	735	NOK	7,930	Citibank	1/8/2024	(45)
USD	6,366	GBP	5,040	UBS AG	1/8/2024	(59)
USD	20,322	MXN	353,363	Goldman Sachs	1/8/2024	(453)

234	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CNH	194,180	USD	27,128	BNP Paribas	1/9/2024	$146
CNH	19,260	USD	2,682	Citibank	1/9/2024	24
PLN	11,105	USD	2,808	JPMorgan Chase	1/9/2024	14
HUF	981,675	USD	2,817	JPMorgan Chase	1/9/2024	8
ZAR	54,000	USD	2,941	Morgan Stanley	1/9/2024	8
EUR	7,361	PLN	31,970	HSBC Bank	1/9/2024	6
DKK	46,980	EUR	6,303	Citibank	1/9/2024	(1)
USD	2,583	ZAR	48,870	UBS AG	1/9/2024	(86)
USD	14,529	DKK	100,190	BNP Paribas	1/9/2024	(317)
EUR	380	USD	410	Morgan Stanley	1/11/2024	9
USD	994	GBP	790	Goldman Sachs	1/11/2024	(13)
JPY	2,411,633	USD	16,447	HSBC Bank	1/12/2024	696
COP	13,562,304	USD	3,379	Morgan Stanley	1/12/2024	110
USD	9,836	KRW	12,642,244	Citibank	1/12/2024	77
BRL	24,165	USD	4,914	Citibank	1/12/2024	55
JPY	399,890	USD	2,810	Citibank	1/12/2024	33
COP	2,800,000	USD	689	Standard Chartered Bank	1/12/2024	31
USD	304	CLP	264,710	Morgan Stanley	1/12/2024	4
USD	10,273	IDR	158,602,850	Citibank	1/12/2024	(30)
USD	4,434	KRW	5,846,230	Citibank	1/12/2024	(79)
USD	8,795	BRL	43,165	Standard Chartered Bank	1/12/2024	(82)
USD	3,347	COP	13,562,304	Morgan Stanley	1/12/2024	(142)
ILS	4,200	USD	1,131	Citibank	1/18/2024	29
AUD	1,830	USD	1,250	Citibank	1/18/2024	(2)
HUF	1,284,310	EUR	3,343	Goldman Sachs	1/18/2024	(2)
USD	3,464	AUD	5,150	Goldman Sachs	1/18/2024	(49)
USD	2,293	HUF	818,090	BNP Paribas	1/18/2024	(58)
USD	7,302	AUD	11,120	BNP Paribas	1/18/2024	(280)
THB	360,570	USD	10,106	Citibank	1/19/2024	398
EUR	8,610	USD	9,267	Goldman Sachs	1/19/2024	247
JPY	600,980	USD	4,131	Citibank	1/19/2024	146
JPY	849,560	USD	5,912	HSBC Bank	1/19/2024	134
MYR	2,580	USD	554	HSBC Bank	1/19/2024	10
THB	37,000	USD	1,084	Citibank	1/19/2024	(6)
USD	936	NZD	1,530	UBS AG	1/19/2024	(32)
USD	4,020	NZD	6,561	Standard Chartered Bank	1/19/2024	(128)
EUR	15,550	USD	17,013	Bank of America	1/22/2024	171
CAD	11,563	USD	8,616	BNP Paribas	1/22/2024	113
EUR	7,700	USD	8,457	Standard Chartered Bank	1/22/2024	52
SEK	45,500	USD	4,467	Bank of America	1/22/2024	49
MXN	27,010	USD	1,553	JPMorgan Chase	1/22/2024	31
IDR	95,556,480	USD	6,192	UBS AG	1/22/2024	15
PLN	4,740	USD	1,198	Citibank	1/22/2024	6
PLN	20,540	EUR	4,727	UBS AG	1/22/2024	(6)
INR	438,850	USD	5,276	HSBC Bank	1/22/2024	(9)
USD	1,550	ZAR	28,640	UBS AG	1/22/2024	(12)
USD	2,655	BRL	13,000	JPMorgan Chase	1/22/2024	(17)
USD	3,352	MXN	58,010	Standard Chartered Bank	1/22/2024	(49)
EUR	5,100	CAD	7,531	HSBC Bank	1/22/2024	(50)
USD	6,363	BRL	31,307	Citibank	1/22/2024	(72)
THB	262,300	USD	7,508	UBS AG	1/23/2024	135
DKK	27,100	USD	3,979	Citibank	1/23/2024	39
USD	2,816	GBP	2,210	Citibank	1/23/2024	(2)
CNH	269,257	USD	37,868	Goldman Sachs	1/23/2024	(13)
USD	5,551	JPY	781,000	HSBC Bank	1/26/2024	(13)
JPY	9,051,388	USD	63,378	Morgan Stanley	2/9/2024	1,246
USD	12,322	JPY	1,828,000	JPMorgan Chase	2/9/2024	(729)

American Funds Insurance Series	235

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
MXN	112,690	USD	6,267	Goldman Sachs	2/14/2024	$316
USD	25,879	JPY	3,277,100	HSBC Bank	2/16/2024	2,457
JPY	3,277,100	USD	25,661	HSBC Bank	2/16/2024	(2,239)
USD	25,676	JPY	3,277,100	HSBC Bank	2/20/2024	2,240
USD	5,303	BRL	26,176	Bank of America	2/20/2024	(58)
USD	4,334	BRL	21,630	Citibank	2/20/2024	(96)
USD	5,344	BRL	26,300	Bank of America	2/29/2024	(37)
USD	2,680	BRL	13,400	Citibank	3/7/2024	(60)
TRY	36,550	USD	1,168	BNP Paribas	3/11/2024	(10)
						$3,833

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
2.628%	Annual	SONIA	Annual	7/28/2024	GBP	21,600	$(390)	$—	$(390)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(192)	—	(192)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	(197)	—	(197)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	MXN	58,800	(244)	—	(244)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,000	(51)	—	(51)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	13,900	(52)	—	(52)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,200	(53)	—	(53)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	43,000	(157)	—	(157)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	14,100	(52)	—	(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	27,800	(104)	—	(104)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	62,600	(223)	—	(223)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	172,500	(615)	—	(615)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	28,900	(67)	—	(67)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	43,375	(99)	—	(99)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	89,445	(216)	—	(216)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028	MXN	259,800	368	—	368
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	15,850	1,263	—	1,263
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	7,810	614	—	614
4.1239%	Annual	SONIA	Annual	12/5/2028	GBP	13,165	551	—	551
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	11,280	131	—	131
SOFR	Annual	3.4705%	Annual	2/10/2030	USD	16,910	31	—	31
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	4,240	(460)	—	(460)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	8,600	(949)	—	(949)
							$(1,163)	$—	$(1,163)

236	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
11.18%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	$278	$—	$278

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD42,427		$824		$585	$239
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	19,325		1,128		915	213
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR32,310		696		630	66
						$2,648		$2,130	$518

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 3.42%
Capital Group Central Corporate Bond Fund	$48,676	$1,983	$—	$—	$2,033	$52,692	$1,983
Short-term securities 11.51%
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[16]	167	876,837	699,695	6	(15)	177,300	7,090
Total 14.93%				$6	$2,018	$229,992	$9,073

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	$5,937	$5,563	.36%
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	5,585	5,511	.36
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,404	3,229	.21
Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	1,957	2,030	.13
NBM US Holdings, Inc. 7.00% 5/14/2026	5/17/2023-5/19/2023	1,476	1,543	.10
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023	309	317	.02
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,12]	6/23/2023	101	107	.01

American Funds Insurance Series	237

Capital World Bond Fund (continued)

Restricted securities2 (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,9]	9/13/2023	$95	$95	.00%[19]
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,9]	9/13/2023-12/13/2023	3	3	.00	[19]
Total		$18,867	$18,398		1.19%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $18,398,000, which represented 1.19% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,560,000, which represented 7.11% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,802,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Amount less than one thousand.
[12]	Value determined using significant unobservable inputs.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,774,000, which represented .83% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Rate represents the seven-day yield at 12/31/2023.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RON = Romanian leu

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

238	American Funds Insurance Series

American High-Income Trust

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 88.89%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.47%
Energy 15.14%
Aethon United BR, LP 8.25% 2/15/2026[1]	USD	435	$438
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	549
Antero Resources Corp. 7.625% 2/1/2029[1]		244	251
Antero Resources Corp. 5.375% 3/1/2030[1]		130	125
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	2,056
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	214
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	273
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,385	1,290
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,210	1,148
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	503
Borr IHC, Ltd. 10.00% 11/15/2028[1]		1,970	2,059
Borr IHC, Ltd. 10.375% 11/15/2030[1]		545	564
California Resources Corp. 7.125% 2/1/2026[1]		390	396
Callon Petroleum Co. 7.50% 6/15/2030[1]		1,665	1,681
Cheniere Energy Partners, LP 4.50% 10/1/2029		58	56
Cheniere Energy, Inc. 4.625% 10/15/2028		1,041	1,017
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		790	784
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		2,055	2,016
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		755	763
Chord Energy Corp. 6.375% 6/1/2026[1]		190	190
CITGO Petroleum Corp. 6.375% 6/15/2026[1]		375	374
CITGO Petroleum Corp. 8.375% 1/15/2029[1]		1,410	1,451
Civitas Resources, Inc. 5.00% 10/15/2026[1]		905	879
Civitas Resources, Inc. 8.375% 7/1/2028[1]		530	554
Civitas Resources, Inc. 8.625% 11/1/2030[1]		730	775
Civitas Resources, Inc. 8.75% 7/1/2031[1]		2,987	3,184
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	252
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,180
CNX Resources Corp. 6.00% 1/15/2029[1]		1,804	1,732
CNX Resources Corp. 7.375% 1/15/2031[1]		911	918
Comstock Resources, Inc. 6.75% 3/1/2029[1]		805	737
Comstock Resources, Inc. 5.875% 1/15/2030[1]		1,130	982
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[2]		3,201	2,328
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	364
Crescent Energy Finance, LLC 7.25% 5/1/2026[1]		500	504
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		1,498	1,555
Devon Energy Corp. 5.875% 6/15/2028		202	204
Devon Energy Corp. 4.50% 1/15/2030		493	474
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,408	1,297
DT Midstream, Inc. 4.375% 6/15/2031[1]		307	277
Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]		250	247
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		1,025	868
Energy Transfer, LP 6.00% 2/1/2029[1]		55	56
Energy Transfer, LP 8.00% 4/1/2029[1]		1,295	1,348
EQM Midstream Partners, LP 4.125% 12/1/2026		87	84
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		270	278
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		1,910	1,946
EQM Midstream Partners, LP 5.50% 7/15/2028		881	873
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	790
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		338	364
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,690	1,575
EQM Midstream Partners, LP 6.50% 7/15/2048		1,115	1,144
EQT Corp. 5.00% 1/15/2029		170	169
EQT Corp. 3.625% 5/15/2031[1]		290	259
Genesis Energy, LP 6.25% 5/15/2026		320	320
Genesis Energy, LP 8.00% 1/15/2027		3,115	3,169
Genesis Energy, LP 7.75% 2/1/2028		87	87
Genesis Energy, LP 8.25% 1/15/2029		1,480	1,524
Genesis Energy, LP 8.875% 4/15/2030		1,110	1,149
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,512
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,717	1,709

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Hess Midstream Operations, LP 5.125% 6/15/2028[1]	USD	156	$151
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,430	1,317
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		400	388
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	145
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	952
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	895
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		938	908
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		935	901
Hilcorp Energy I, LP 8.375% 11/1/2033[1]		2,238	2,374
Jonah Energy, LLC 12.00% 11/5/2025[3]		852	852
Matador Resources Co. 6.875% 4/15/2028[1]		425	431
Mesquite Energy, Inc. 7.25% 2/15/2023[1,4]		739	59
Murphy Oil Corp. 6.375% 7/15/2028		243	244
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		820	715
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,615	1,584
Nabors Industries, Inc. 9.125% 1/31/2030[1]		1,275	1,281
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		350	337
Neptune Energy Bondco PLC 6.625% 5/15/2025[1]		1,250	1,240
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,720	1,708
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		5,155	4,956
New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.39% 10/30/2028[5,6]		270	267
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,280	8,369
NGL Energy Partners, LP 6.125% 3/1/2025		1,964	1,962
NGL Energy Partners, LP 7.50% 4/15/2026		875	871
Noble Finance II, LLC 8.00% 4/15/2030[1]		485	505
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,985	2,012
Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]		1,215	1,267
NuStar Logistics, LP 6.00% 6/1/2026		286	286
Occidental Petroleum Corp. 6.625% 9/1/2030		390	415
Occidental Petroleum Corp. 6.125% 1/1/2031		465	483
Occidental Petroleum Corp. 6.45% 9/15/2036		245	260
Occidental Petroleum Corp. 6.20% 3/15/2040		290	300
Occidental Petroleum Corp. 6.60% 3/15/2046		305	331
Parkland Corp. 4.625% 5/1/2030[1]		440	405
PDC Energy, Inc. 5.75% 5/15/2026		600	599
Permian Resources Operating, LLC 6.875% 4/1/2027[1]		455	455
Permian Resources Operating, LLC 8.00% 4/15/2027[1]		58	60
Permian Resources Operating, LLC 9.875% 7/15/2031[1]		1,030	1,146
Permian Resources Operating, LLC 7.00% 1/15/2032[1]		395	408
Petroleos Mexicanos 4.875% 1/18/2024		223	223
Petroleos Mexicanos 6.875% 10/16/2025		350	345
Petroleos Mexicanos 8.75% 6/2/2029		732	712
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	314
Range Resources Corp. 4.875% 5/15/2025		362	358
Range Resources Corp. 8.25% 1/15/2029		825	855
Range Resources Corp. 4.75% 2/15/2030[1]		970	898
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		375	359
Seadrill Finance, Ltd. 8.375% 8/1/2030[1]		930	971
Sitio Royalties Operating Partnership, LP 7.875% 11/1/2028[1]		350	363
Southwestern Energy Co. 5.375% 3/15/2030		1,690	1,652
Southwestern Energy Co. 4.75% 2/1/2032		570	528
Suburban Propane Partners, LP 5.00% 6/1/2031[1]		335	304
Sunoco, LP 6.00% 4/15/2027		547	549
Sunoco, LP 5.875% 3/15/2028		290	290
Sunoco, LP 7.00% 9/15/2028[1]		1,645	1,698
Sunoco, LP 4.50% 5/15/2029		1,970	1,832
Sunoco, LP 4.50% 4/30/2030		1,955	1,812
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	85
Targa Resources Partners, LP 6.50% 7/15/2027		133	135
Targa Resources Partners, LP 6.875% 1/15/2029		915	946

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Targa Resources Partners, LP 5.50% 3/1/2030	USD	327	$327
Targa Resources Partners, LP 4.875% 2/1/2031		695	676
Transocean Aquila, Ltd. 8.00% 9/30/2028[1]		575	584
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		527	525
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]		1,032	1,071
Transocean, Inc. 11.50% 1/30/2027[1]		245	256
Transocean, Inc. 8.75% 2/15/2030[1]		503	525
Transocean, Inc. 6.80% 3/15/2038		540	434
USA Compression Partners, LP 6.875% 4/1/2026		646	644
USA Compression Partners, LP 6.875% 9/1/2027		247	244
Valaris, Ltd. 8.375% 4/30/2030[1]		450	461
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		195	194
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,250	1,985
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,690	1,434
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		710	718
Venture Global LNG, Inc. 9.50% 2/1/2029[1]		405	429
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		1,000	1,001
Vital Energy, Inc. 10.125% 1/15/2028		250	257
Vital Energy, Inc. 9.75% 10/15/2030		555	576
W&T Offshore, Inc. 11.75% 2/1/2026[1]		355	365
Weatherford International, Ltd. 6.50% 9/15/2028[1]		1,486	1,539
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,721	3,888
Western Midstream Operating, LP 3.10% 2/1/2025[7]		450	438
Western Midstream Operating, LP 3.95% 6/1/2025		65	63
Western Midstream Operating, LP 4.50% 3/1/2028		239	231
Western Midstream Operating, LP 5.25% 2/1/2050[7]		545	489
			132,287

Consumer discretionary 11.71%
Acushnet Co. 7.375% 10/15/2028[1]		470	491
Advance Auto Parts, Inc. 1.75% 10/1/2027		199	171
Advance Auto Parts, Inc. 5.95% 3/9/2028		345	344
Advance Auto Parts, Inc. 3.90% 4/15/2030		1,076	966
Advance Auto Parts, Inc. 3.50% 3/15/2032		593	491
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		8	8
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		731	717
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		1,190	1,083
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		1,310	1,069
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]		904	924
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,432
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,310	1,192
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	256
Bath & Body Works, Inc. 6.875% 11/1/2035		1,306	1,324
Bath & Body Works, Inc. 6.75% 7/1/2036		875	882
Boyd Gaming Corp. 4.75% 12/1/2027		441	425
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	317
Boyne USA, Inc. 4.75% 5/15/2029[1]		650	612
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,089
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		499	451
Caesars Entertainment, Inc. 7.00% 2/15/2030[1]		1,065	1,093
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	345
Carnival Corp. 5.75% 3/1/2027[1]		1,445	1,411
Carnival Corp. 4.00% 8/1/2028[1]		3,425	3,187
Carnival Corp. 6.00% 5/1/2029[1]		4,636	4,464
Carnival Corp. 7.00% 8/15/2029[1]		635	663
Carnival Corp. 10.50% 6/1/2030[1]		1,564	1,712
Carvana Co. 12.00% PIK 12/1/2028[1,2]		125	106
Clarios Global, LP 6.25% 5/15/2026[1]		140	140
Clarios Global, LP 8.50% 5/15/2027[1]		315	317
Dana, Inc. 4.50% 2/15/2032		120	105

American Funds Insurance Series	241

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Everi Holdings, Inc. 5.00% 7/15/2029[1]	USD	95	$86
Fertitta Entertainment, LLC 4.625% 1/15/2029[1]		1,405	1,276
Fertitta Entertainment, LLC 6.75% 1/15/2030[1]		3,870	3,402
First Student Bidco, Inc. 4.00% 7/31/2029[1]		1,365	1,185
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.61% 7/21/2028[5,6]		218	217
Ford Motor Co. 3.25% 2/12/2032		210	175
Ford Motor Co. 6.10% 8/19/2032		600	605
Ford Motor Credit Co., LLC 2.30% 2/10/2025		280	269
Ford Motor Credit Co., LLC 3.375% 11/13/2025		665	637
Ford Motor Credit Co., LLC 6.95% 6/10/2026		1,319	1,354
Ford Motor Credit Co., LLC 4.542% 8/1/2026		660	639
Ford Motor Credit Co., LLC 2.70% 8/10/2026		390	361
Ford Motor Credit Co., LLC 4.271% 1/9/2027		900	864
Ford Motor Credit Co., LLC 4.125% 8/17/2027		200	190
Ford Motor Credit Co., LLC 3.815% 11/2/2027		880	822
Ford Motor Credit Co., LLC 2.90% 2/16/2028		300	270
Ford Motor Credit Co., LLC 6.80% 5/12/2028		330	345
Ford Motor Credit Co., LLC 5.113% 5/3/2029		300	292
Ford Motor Credit Co., LLC 7.20% 6/10/2030		700	746
Ford Motor Credit Co., LLC 4.00% 11/13/2030		770	691
Ford Motor Credit Co., LLC 7.122% 11/7/2033		815	879
Gap, Inc. 3.625% 10/1/2029[1]		170	146
Gap, Inc. 3.875% 10/1/2031[1]		108	89
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		380	353
Hanesbrands, Inc. 4.875% 5/15/2026[1]		714	689
Hanesbrands, Inc. 9.00% 2/15/2031[1]		1,375	1,349
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[5,6]		990	990
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		408	396
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		1,045	958
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]		591	546
Hyundai Capital America 1.65% 9/17/2026[1]		70	64
International Game Technology PLC 6.50% 2/15/2025[1]		201	201
International Game Technology PLC 4.125% 4/15/2026[1]		465	452
International Game Technology PLC 5.25% 1/15/2029[1]		2,620	2,567
KB Home 6.875% 6/15/2027		330	343
KB Home 7.25% 7/15/2030		330	342
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	335
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		4,735	4,404
LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]		1,835	1,917
Levi Strauss & Co. 3.50% 3/1/2031[1]		830	720
LGI Homes, Inc. 8.75% 12/15/2028[1]		445	474
Light and Wonder International, Inc. 7.00% 5/15/2028[1]		735	743
Light and Wonder International, Inc. 7.25% 11/15/2029[1]		960	984
Light and Wonder International, Inc. 7.50% 9/1/2031[1]		445	464
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	204
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,090	986
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	755
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	534
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		1,370	1,209
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]		595	552
Merlin Entertainments PLC 5.75% 6/15/2026[1]		492	487
MGM Resorts International 5.50% 4/15/2027		200	199
Motel 6 Operating, LP, Term Loan B, (3-month USD CME Term SOFR + 5.00%) 10.465% 9/9/2026[5,6]		227	227
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	292
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	396
NCL Corp., Ltd. 5.875% 2/15/2027[1]		830	823
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	363
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[1]		1,650	1,587

242	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ontario Gaming GTA, LP, Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.598% 8/1/2030[5,6]	USD	425	$427
Party City Holdings, Inc. 0% 10/12/2028[3]		500	—	[8]
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[1,2]		2,206	2,156
PENN Entertainment, Inc. 5.625% 1/15/2027[1]		660	640
PENN Entertainment, Inc. 4.125% 7/1/2029[1]		15	13
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		200	160
QVC, Inc. 4.85% 4/1/2024		1,935	1,917
QVC, Inc. 4.45% 2/15/2025		580	545
Raising Canes Restaurants, LLC 9.375% 5/1/2029[1]		335	358
Resorts World Las Vegas, LLC 4.625% 4/16/2029[9]		300	262
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		492	512
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,090	1,053
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	708
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,352
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,700	1,569
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		795	785
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,887
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,087
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		553	578
Sally Holdings, LLC 5.625% 12/1/2025		935	936
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		805	762
Scientific Games Holdings, LP, Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.914% 4/4/2029[5,6]		499	499
Service Corp. International 4.00% 5/15/2031		170	152
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,735	1,581
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,525	2,253
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		95	86
Travel + Leisure Co. 4.50% 12/1/2029[1]		490	439
Universal Entertainment Corp. 8.75% 12/11/2024[1]		3,510	3,778
Vail Resorts, Inc. 6.25% 5/15/2025[1]		367	366
Valvoline, Inc. 4.25% 2/15/2030[1]		353	351
Valvoline, Inc. 3.625% 6/15/2031[1]		600	513
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,199
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		910	852
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	455
Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]		247	258
ZF North America Capital, Inc. 4.75% 4/29/2025[1]		300	297
ZF North America Capital, Inc. 7.125% 4/14/2030[1]		250	267
			102,285

Communication services 11.47%
Altice France Holding SA 10.50% 5/15/2027[1]		880	571
Altice France SA 5.125% 7/15/2029[1]		1,677	1,307
CCO Holdings, LLC 5.50% 5/1/2026[1]		102	101
CCO Holdings, LLC 5.00% 2/1/2028[1]		786	753
CCO Holdings, LLC 5.375% 6/1/2029[1]		360	340
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	296
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,521	3,222
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,735
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,093	2,707
CCO Holdings, LLC 4.75% 2/1/2032[1]		2,504	2,211
CCO Holdings, LLC 4.50% 5/1/2032		878	753
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,543	1,308
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,321	1,889
Charter Communications Operating, LLC 5.25% 4/1/2053		400	336
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]		570	492
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]		315	262
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		690	661
Connect Finco SARL 6.75% 10/1/2026[1]		1,100	1,094

American Funds Insurance Series	243

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Consolidated Communications, Inc. 5.00% 10/1/2028[1]	USD	225	$185
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	530
Diamond Sports Group, LLC 5.375% 8/15/2026[1,4]		503	26
Diamond Sports Group, LLC 6.625% 8/15/2027[1,4]		1,056	55
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,021	2,841
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[5,6]		1,487	1,493
DISH DBS Corp. 5.875% 11/15/2024		7,815	7,335
DISH DBS Corp. 7.75% 7/1/2026		1,365	952
DISH Network Corp. 11.75% 11/15/2027[1]		5,840	6,101
Embarq Corp. 7.995% 6/1/2036		3,624	2,269
Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]		985	952
Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]		2,960	2,738
Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]		3,070	2,748
Frontier Communications Holdings, LLC 5.875% 11/1/2029		725	614
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	641
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		710	731
Frontier Communications Holdings, LLC 8.625% 3/15/2031[1]		185	189
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		2,240	1,693
Gray Television, Inc. 5.875% 7/15/2026[1]		1,988	1,936
Gray Television, Inc. 7.00% 5/15/2027[1]		1,873	1,782
Gray Television, Inc. 4.75% 10/15/2030[1]		717	541
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		640	509
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	193
Intelsat Jackson Holdings SA 6.50% 3/15/2030[1]		645	616
Lamar Media Corp. 3.75% 2/15/2028		61	57
Lamar Media Corp. 4.875% 1/15/2029		300	291
Lamar Media Corp. 4.00% 2/15/2030		260	239
Lamar Media Corp. 3.625% 1/15/2031		160	142
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		550	234
Ligado Networks, LLC 15.50% PIK 11/11/2023[1,2,4]		2,558	489
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[2,3,4,5]		281	267
Likewize Corp. 9.75% 10/15/2025[1]		140	142
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		2,880	2,652
News Corp. 3.875% 5/15/2029[1]		1,495	1,376
Nexstar Media, Inc. 5.625% 7/15/2027[1]		324	314
Nexstar Media, Inc. 4.75% 11/1/2028[1]		3,355	3,094
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		680	602
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		2,080	1,956
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,885	2,670
Sirius XM Radio, Inc. 5.50% 7/1/2029[1]		95	92
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		1,322	1,180
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		3,433	2,941
Sprint Capital Corp. 6.875% 11/15/2028		316	343
Sprint Capital Corp. 8.75% 3/15/2032		716	885
Sprint, LLC 7.625% 3/1/2026		480	502
TEGNA, Inc. 5.00% 9/15/2029		366	336
T-Mobile USA, Inc. 3.375% 4/15/2029		860	800
Univision Communications, Inc. 5.125% 2/15/2025[1]		740	738
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,335	3,328
Univision Communications, Inc. 8.00% 8/15/2028[1]		2,235	2,307
Univision Communications, Inc. 4.50% 5/1/2029[1]		5,262	4,701
Univision Communications, Inc. 7.375% 6/30/2030[1]		2,235	2,231
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 9.598% 6/24/2029[5,6]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	379
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		590	526
VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]		2,375	2,077
VZ Secured Financing BV 5.00% 1/15/2032[1]		600	513
WMG Acquisition Corp. 3.75% 12/1/2029[1]		1,450	1,322

244	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WMG Acquisition Corp. 3.875% 7/15/2030[1]	USD	580	$525
WMG Acquisition Corp. 3.00% 2/15/2031[1]		225	193
Ziggo BV 4.875% 1/15/2030[1]		1,150	1,027
			100,248

Materials 8.89%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	498
ArcelorMittal SA 6.80% 11/29/2032		315	341
ArcelorMittal SA 7.00% 10/15/2039		488	529
ArcelorMittal SA 6.75% 3/1/2041		755	801
ARD Finance SA 6.50% Cash 6/30/2027[1,2]		422	198
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]		1,290	1,094
Ardagh Packaging Finance PLC 5.25% 8/15/2027[1]		700	545
Arsenal AIC Parent, LLC 8.00% 10/1/2030[1]		355	371
Arsenal AIC Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/18/2030[5,6]		354	356
ATI, Inc. 4.875% 10/1/2029		690	644
ATI, Inc. 7.25% 8/15/2030		375	391
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[1]		335	349
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]		240	252
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	447
Ball Corp. 6.875% 3/15/2028		465	483
Ball Corp. 6.00% 6/15/2029		350	358
Ball Corp. 2.875% 8/15/2030		160	137
Ball Corp. 3.125% 9/15/2031		1,320	1,140
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,300	1,116
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		372	374
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	298
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		2,563	2,557
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,906	1,771
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]		550	558
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,240	2,028
Consolidated Energy Finance SA 5.625% 10/15/2028[1]		355	301
CSN Resources SA 8.875% 12/5/2030[1]		400	417
CVR Partners, LP 6.125% 6/15/2028[1]		1,480	1,382
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	378
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,283	3,133
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		3,061	2,744
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		6,525	5,554
First Quantum Minerals, Ltd. 8.625% 6/1/2031[1]		400	340
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	411
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	401
FXI Holdings, Inc. 12.25% 11/15/2026[1]		9,072	8,097
FXI Holdings, Inc. 12.25% 11/15/2026[1]		5,873	5,271
INEOS Finance PLC 6.75% 5/15/2028[1]		500	492
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	591
LABL, Inc. 10.50% 7/15/2027[1]		655	629
LABL, Inc. 5.875% 11/1/2028[1]		730	663
LABL, Inc. 9.50% 11/1/2028[1]		162	164
LABL, Inc. 8.25% 11/1/2029[1]		715	604
LSB Industries, Inc. 6.25% 10/15/2028[1]		2,145	2,037
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]		382	389
Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]		625	614
Methanex Corp. 5.125% 10/15/2027		2,710	2,650
Methanex Corp. 5.25% 12/15/2029		462	445
Methanex Corp. 5.65% 12/1/2044		465	407
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		138	140
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,674	1,719
Mineral Resources, Ltd. 9.25% 10/1/2028[1]		1,960	2,087

American Funds Insurance Series	245

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Mineral Resources, Ltd. 8.50% 5/1/2030[1]	USD	630	$658
NOVA Chemicals Corp. 4.875% 6/1/2024[1]		760	754
NOVA Chemicals Corp. 5.25% 6/1/2027[1]		1,431	1,343
NOVA Chemicals Corp. 8.50% 11/15/2028[1]		630	661
NOVA Chemicals Corp. 4.25% 5/15/2029[1]		1,555	1,311
Novelis Corp. 3.25% 11/15/2026[1]		690	650
Novelis Corp. 4.75% 1/30/2030[1]		478	450
Novelis Corp. 3.875% 8/15/2031[1]		987	871
Olin Corp. 5.625% 8/1/2029		200	197
Olin Corp. 5.00% 2/1/2030		180	172
Olympus Water US Holding Corp. 9.75% 11/15/2028[1]		1,225	1,302
Owens-Brockway Glass Container, Inc. 6.375% 8/15/2025[1]		265	267
Rain Carbon, Inc. 12.25% 9/1/2029[1]		128	125
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		660	618
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,085	1,014
Scotts Miracle-Gro Co. 4.50% 10/15/2029		184	164
Scotts Miracle-Gro Co. 4.375% 2/1/2032		415	351
Smyrna Ready Mix Concrete, LLC 8.875% 11/15/2031[1]		275	289
Summit Materials, LLC 6.50% 3/15/2027[1]		360	360
Summit Materials, LLC 5.25% 1/15/2029[1]		755	731
Summit Materials, LLC 7.25% 1/15/2031[1]		385	406
Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]		470	503
Trivium Packaging Finance BV 5.50% 8/15/2026[1]		330	324
Trivium Packaging Finance BV 8.50% 8/15/2027[1]		1,113	1,093
Tronox, Inc. 4.625% 3/15/2029[1]		1,090	966
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[2,5,6]		793	792
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		623	621
			77,720

Health care 8.63%
AdaptHealth, LLC 6.125% 8/1/2028[1]		535	462
AdaptHealth, LLC 4.625% 8/1/2029[1]		985	761
AdaptHealth, LLC 5.125% 3/1/2030[1]		1,105	863
AthenaHealth Group, Inc. 6.50% 2/15/2030[1]		640	581
Avantor Funding, Inc. 4.625% 7/15/2028[1]		1,930	1,867
Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.71% 5/10/2027[5,6]		454	450
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		809	741
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		501	276
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		4,520	4,139
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,256	1,175
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	166
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		1,095	707
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		982	446
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,046
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	156
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,732	800
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,682	1,608
Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.706% 2/1/2027[5,6]		360	295
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	280
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		340	298
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,248	1,087
Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[5,6]		332	332
Centene Corp. 4.25% 12/15/2027		344	332
Centene Corp. 2.45% 7/15/2028		595	530
Centene Corp. 4.625% 12/15/2029		1,785	1,714
Centene Corp. 3.375% 2/15/2030		217	195

246	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 3.00% 10/15/2030	USD	295	$256
Centene Corp. 2.50% 3/1/2031		1,125	939
Centene Corp. 2.625% 8/1/2031		825	685
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		186	177
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	623
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,140	1,061
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,620	1,357
CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]		1,020	803
CHS / Community Health Systems, Inc. 10.875% 1/15/2032[1]		185	194
Endo DAC 6.875% 10/15/2024[1]		520	334
Endo DAC 9.50% 7/31/2027[1,4]		311	22
Endo DAC 6.00% 6/30/2028[1,4]		2,313	165
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[1]		525	336
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[5,6]		985	985
Grifols SA 4.75% 10/15/2028[1]		630	572
HCA, Inc. 5.625% 9/1/2028		1,300	1,331
HCA, Inc. 3.50% 9/1/2030		180	163
HCA, Inc. 4.625% 3/15/2052		233	198
HCA, Inc. 7.50% 11/15/2095		250	283
Hologic, Inc. 3.25% 2/15/2029[1]		415	377
IQVIA, Inc. 5.00% 10/15/2026[1]		823	816
IQVIA, Inc. 6.50% 5/15/2030[1]		555	570
Jazz Securities DAC 4.375% 1/15/2029[1]		261	243
Mallinckrodt International Finance SA 14.75% 11/14/2028[1]		284	310
Medline Borrower, LP 3.875% 4/1/2029[1]		340	308
Medline Borrower, LP 5.25% 10/1/2029[1]		1,760	1,661
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[5,6]		421	423
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		1,055	999
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		3,034	2,731
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,400	2,100
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	262
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,495	1,320
Owens & Minor, Inc. 6.625% 4/1/2030[1]		1,950	1,864
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		5,505	3,529
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	963
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[5,6]		1,827	1,478
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,711	1,371
Select Medical Corp. 6.25% 8/15/2026[1]		554	557
Star Parent, Inc. 9.00% 10/1/2030[1]		560	591
Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]		244	247
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		244	205
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 10.633% 3/2/2027[5,6]		273	209
Tenet Healthcare Corp. 4.875% 1/1/2026		2,155	2,132
Tenet Healthcare Corp. 6.25% 2/1/2027		500	503
Tenet Healthcare Corp. 5.125% 11/1/2027		265	259
Tenet Healthcare Corp. 4.625% 6/15/2028		435	415
Tenet Healthcare Corp. 6.125% 10/1/2028		885	883
Tenet Healthcare Corp. 4.25% 6/1/2029		1,765	1,645
Tenet Healthcare Corp. 4.375% 1/15/2030		1,045	970
Tenet Healthcare Corp. 6.125% 6/15/2030		25	25
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		1,270	1,300
Tenet Healthcare Corp. 6.875% 11/15/2031		100	103
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		627	625
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		2,169	2,010
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		945	906
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		813	832
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		5,640	5,393

American Funds Insurance Series	247

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	USD	400	$432
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		554	605
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		602	408
			75,371

Financials 7.96%
AG Issuer, LLC 6.25% 3/1/2028[1]		2,431	2,419
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,317	1,386
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		660	635
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,801	1,796
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,590	1,508
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]		660	697
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,380	1,262
Aretec Group, Inc. 7.50% 4/1/2029[1]		3,168	2,855
Aretec Group, Inc. 10.00% 8/15/2030[1]		985	1,048
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[5,6]		1,245	1,202
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	341
Block, Inc. 2.75% 6/1/2026		1,760	1,661
Block, Inc. 3.50% 6/1/2031		1,740	1,548
Blue Owl Capital Corp. 3.40% 7/15/2026		290	270
Blue Owl Capital Corp. III 3.125% 4/13/2027		600	531
Blue Owl Credit Income Corp. 4.70% 2/8/2027		800	756
Bread Financial Holdings, Inc. 9.75% 3/15/2029[1]		215	223
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	537
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		835	785
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,895	1,601
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,825	1,413
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]		4,260	4,029
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]		1,230	1,116
Credit Acceptance Corp. 9.25% 12/15/2028[1]		285	304
Enova International, Inc. 11.25% 12/15/2028[1]		285	294
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[1]		607	614
GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[5,6]		475	477
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]		2,055	2,173
Hightower Holding, LLC 6.75% 4/15/2029[1]		1,280	1,164
HUB International, Ltd. 7.00% 5/1/2026[1]		1,745	1,754
HUB International, Ltd. 5.625% 12/1/2029[1]		240	229
HUB International, Ltd. 7.25% 6/15/2030[1]		997	1,054
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[5,6]		647	651
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		1,035	950
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	141
LPL Holdings, Inc. 4.375% 5/15/2031[1]		715	648
Macquarie Airfinance Holdings, Ltd. 8.125% 3/30/2029[1]		355	371
MGIC Investment Corp. 5.25% 8/15/2028		525	512
MSCI, Inc. 4.00% 11/15/2029[1]		555	522
MSCI, Inc. 3.875% 2/15/2031[1]		1,260	1,153
MSCI, Inc. 3.625% 11/1/2031[1]		1,066	939
MSCI, Inc. 3.25% 8/15/2033[1]		959	803
Navient Corp. 5.875% 10/25/2024		1,295	1,296
Navient Corp. 6.75% 6/25/2025		550	557
Navient Corp. 6.75% 6/15/2026		640	651
Navient Corp. 5.00% 3/15/2027		2,883	2,786
Navient Corp. 4.875% 3/15/2028		550	512
Navient Corp. 5.50% 3/15/2029		2,280	2,105
Navient Corp. 9.375% 7/25/2030		300	315
Navient Corp. 11.50% 3/15/2031		2,540	2,784
Navient Corp. 5.625% 8/1/2033		1,478	1,215

248	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
NFP Corp. 6.875% 8/15/2028[1]	USD	1,170	$1,190
Onemain Finance Corp. 7.125% 3/15/2026		1,335	1,361
Onemain Finance Corp. 5.375% 11/15/2029		120	112
Onemain Finance Corp. 7.875% 3/15/2030		915	943
Osaic Holdings, Inc. 10.75% 8/1/2027[1]		4,111	4,177
Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/17/2028[5,6]		355	357
Owl Rock Capital Corp. 3.75% 7/22/2025		600	575
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,753	1,659
PennyMac Financial Services, Inc. 7.875% 12/15/2029[1]		355	366
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	480
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		815	757
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		660	623
USI, Inc. 7.50% 1/15/2032[1]		320	328
			69,521

Industrials 7.56%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		629	625
ADT Security Corp. 4.125% 8/1/2029[1]		200	184
Allison Transmission, Inc. 3.75% 1/30/2031[1]		1,235	1,092
American Airlines, Inc. 8.50% 5/15/2029[1]		415	438
Aramark Services, Inc. 5.00% 4/1/2025[1]		140	139
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		400	395
Atkore, Inc. 4.25% 6/1/2031[1]		820	733
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	849
Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]		1,325	1,227
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	657
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,861
Bombardier, Inc. 7.125% 6/15/2026[1]		2,254	2,245
Bombardier, Inc. 7.875% 4/15/2027[1]		2,297	2,300
Bombardier, Inc. 6.00% 2/15/2028[1]		910	888
Bombardier, Inc. 7.50% 2/1/2029[1]		1,212	1,233
Bombardier, Inc. 8.75% 11/15/2030[1]		690	735
Bombardier, Inc. 7.45% 5/1/2034[1]		115	131
Brand Industrial Services, Inc. 10.375% 8/1/2030[1]		430	455
Brand Industrial Services, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.877% 8/1/2030[5,6]		229	229
Brink’s Co. (The) 4.625% 10/15/2027[1]		719	686
BWX Technologies, Inc. 4.125% 6/30/2028[1]		165	153
BWX Technologies, Inc. 4.125% 4/15/2029[1]		630	576
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	547
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,070	1,010
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		985	925
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	751
Clean Harbors, Inc. 6.375% 2/1/2031[1]		116	118
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,369	3,832
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[5,6]		660	594
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,105	967
Covanta Holding Corp. 5.00% 9/1/2030		1,455	1,242
Covanta Holding Corp., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		230	231
Covanta Holding Corp., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		14	14
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]		1,235	1,153
Enviri Corp. 5.75% 7/31/2027[1]		395	369
EquipmentShare.com, Inc. 9.00% 5/15/2028[1]		2,060	2,122
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	198
Hertz Corp. (The) 5.00% 12/1/2029[1]		820	674
Icahn Enterprises, LP 4.75% 9/15/2024		1,195	1,188

American Funds Insurance Series	249

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Icahn Enterprises, LP 6.375% 12/15/2025	USD	461	$453
Icahn Enterprises, LP 6.25% 5/15/2026		662	632
Icahn Enterprises, LP 5.25% 5/15/2027		579	521
Icahn Enterprises, LP 9.75% 1/15/2029[1]		415	424
Icahn Enterprises, LP 4.375% 2/1/2029		675	564
Masonite International Corp. 3.50% 2/15/2030[1]		530	460
Maxim Crane Works Holdings Capital, LLC 11.50% 9/1/2028[1]		450	467
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		2,300	2,308
Moog, Inc. 4.25% 12/9/2027[1]		395	373
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	251
PGT Innovations, Inc. 4.375% 10/1/2029[1]		450	449
Pike Corp. 8.625% 1/31/2031[1]		350	368
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	561
PM General Purchaser, LLC 9.50% 10/1/2028[1]		1,360	1,381
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	441
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		581	599
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]		1,053	1,124
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		110	102
Sabre GLBL, Inc. 8.625% 6/1/2027[1]		50	46
Seagate HDD Cayman 8.25% 12/15/2029[1]		190	205
Seagate HDD Cayman 8.50% 7/15/2031[1]		455	494
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	441
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		440	433
Spirit AeroSystems, Inc. 4.60% 6/15/2028		2,068	1,832
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		981	1,075
Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]		1,930	2,077
Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.633% 1/15/2027[5,6]		613	616
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	456
Stericycle, Inc. 5.375% 7/15/2024[1]		585	584
Stericycle, Inc. 3.875% 1/15/2029[1]		615	559
Titan International, Inc. 7.00% 4/30/2028		750	751
TK Elevator Holdco GmbH 7.625% 7/15/2028[1]		470	462
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,470
TransDigm, Inc. 5.50% 11/15/2027		1,030	1,010
TransDigm, Inc. 6.75% 8/15/2028[1]		575	589
TransDigm, Inc. 6.875% 12/15/2030[1]		355	366
Triumph Group, Inc. 7.75% 8/15/2025		390	389
Triumph Group, Inc. 9.00% 3/15/2028[1]		3,429	3,650
United Rentals (North America), Inc. 6.00% 12/15/2029[1]		115	117
United Rentals (North America), Inc. 3.875% 2/15/2031		720	655
United Rentals (North America), Inc. 3.75% 1/15/2032		505	447
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		580	597
XPO, Inc. 7.125% 6/1/2031[1]		533	552
XPO, Inc. 7.125% 2/1/2032[1]		925	955
			66,072

Information technology 5.84%
Black Knight InfoServ, LLC 3.625% 9/1/2028[1]		410	389
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[5,6]		720	721
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		60	57
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	544
Boxer Parent Co., Inc. 7.125% 10/2/2025[1]		180	181
Boxer Parent Co., Inc. 9.125% 3/1/2026[1]		240	241
Cloud Software Group, Inc. 6.50% 3/31/2029[1]		1,205	1,149
Cloud Software Group, Inc. 9.00% 9/30/2029[1]		4,325	4,114
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[5,6]		1,027	1,008
CommScope Technologies, LLC 6.00% 6/15/2025[1]		2,239	1,827

250	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
CommScope Technologies, LLC 5.00% 3/15/2027[1]	USD	750	$313
CommScope, Inc. 6.00% 3/1/2026[1]		1,518	1,354
CommScope, Inc. 8.25% 3/1/2027[1]		652	345
CommScope, Inc. 7.125% 7/1/2028[1]		309	147
CommScope, Inc. 4.75% 9/1/2029[1]		110	74
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[5,6]		578	518
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%)12.86% 8/11/2028[1,5,6]		10,385	10,709
Entegris Escrow Corp. 4.75% 4/15/2029[1]		370	357
Fair Isaac Corp. 4.00% 6/15/2028[1]		855	810
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61%9/13/2029[5,6,9]		100	99
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713%9/13/2029[5,6,9]		3,656	3,601
Gartner, Inc. 4.50% 7/1/2028[1]		1,253	1,189
Gartner, Inc. 3.625% 6/15/2029[1]		19	17
Gartner, Inc. 3.75% 10/1/2030[1]		776	687
Go Daddy Operating Co., LLC 5.25% 12/1/2027[1]		245	240
Go Daddy Operating Co., LLC 3.50% 3/1/2029[1]		345	313
Hughes Satellite Systems Corp. 5.25% 8/1/2026		770	678
Hughes Satellite Systems Corp. 6.625% 8/1/2026		1,000	789
Imola Merger Corp. 4.75% 5/15/2029[1]		300	285
McAfee Corp. 7.375% 2/15/2030[1]		865	791
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	316
NCR Atleos Corp. 9.50% 4/1/2029[1]		2,120	2,254
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[5,6]		355	355
NCR Voyix Corp. 5.125% 4/15/2029[1]		1,759	1,674
Open Text Corp. 3.875% 2/15/2028[1]		645	600
Open Text Corp. 3.875% 12/1/2029[1]		610	548
Oracle Corp. 5.55% 2/6/2053		390	391
RingCentral, Inc. 8.50% 8/15/2030[1]		215	220
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	396
Synaptics, Inc. 4.00% 6/15/2029[1]		375	337
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[5,6]		1,244	1,219
UKG, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.764% 5/4/2026[5,6]		461	462
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[5,6]		672	676
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[5,6]		590	593
Unisys Corp. 6.875% 11/1/2027[1]		975	879
Viasat, Inc. 5.625% 9/15/2025[1]		745	727
Viasat, Inc. 5.625% 4/15/2027[1]		50	48
Viasat, Inc. 6.50% 7/15/2028[1]		735	604
Viasat, Inc. 7.50% 5/30/2031[1]		1,859	1,462
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	202
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7,9]		3,110	3,164
Xerox Holdings Corp. 5.50% 8/15/2028[1]		435	393
			51,067

Real estate 4.97%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		1,008	784
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		977	730
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,574	1,529
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		574	517
Cushman & Wakefield U.S. Borrower, LLC 8.875% 9/1/2031[1]		360	382

American Funds Insurance Series	251

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.356% 1/31/2030[5,6]	USD	295	$295
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	443
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	89
Greystar Real Estate Partners, LLC 7.75% 9/1/2030[1]		425	446
HAT Holdings I, LLC 8.00% 6/15/2027[1]		425	443
Howard Hughes Corp. (The) 5.375% 8/1/2028[1]		1,327	1,277
Howard Hughes Corp. (The) 4.125% 2/1/2029[1]		2,478	2,212
Howard Hughes Corp. (The) 4.375% 2/1/2031[1]		2,788	2,423
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,578
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,181
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	353
Iron Mountain, Inc. 7.00% 2/15/2029[1]		210	216
Iron Mountain, Inc. 5.25% 7/15/2030[1]		2,630	2,506
Iron Mountain, Inc. 4.50% 2/15/2031[1]		1,535	1,393
Kennedy-Wilson, Inc. 4.75% 3/1/2029		2,240	1,873
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,695	2,188
Kennedy-Wilson, Inc. 5.00% 3/1/2031		1,970	1,567
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		650	642
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,410	1,330
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		765	691
MPT Operating Partnership, LP 5.00% 10/15/2027		1,198	980
MPT Operating Partnership, LP 3.50% 3/15/2031		239	150
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	760
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		660	614
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		160	152
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	720
Service Properties Trust 4.50% 3/15/2025		420	410
Service Properties Trust 5.25% 2/15/2026		117	114
Service Properties Trust 4.75% 10/1/2026		945	883
Service Properties Trust 4.95% 2/15/2027		1,134	1,028
Service Properties Trust 5.50% 12/15/2027		350	321
Service Properties Trust 3.95% 1/15/2028		1,560	1,280
Service Properties Trust 4.95% 10/1/2029		2,029	1,682
Service Properties Trust 4.375% 2/15/2030		415	323
Service Properties Trust 8.625% 11/15/2031[1]		3,185	3,339
VICI Properties, LP 5.625% 5/1/2024[1]		447	446
VICI Properties, LP 3.50% 2/15/2025[1]		261	254
VICI Properties, LP 4.625% 6/15/2025[1]		620	609
VICI Properties, LP 4.25% 12/1/2026[1]		462	445
VICI Properties, LP 3.875% 2/15/2029[1]		650	598
VICI Properties, LP 4.625% 12/1/2029[1]		90	85
VICI Properties, LP 4.125% 8/15/2030[1]		93	85
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[1,2,4]		2,239	470
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[1,2,4]		1,784	616
			43,452

Consumer staples 4.24%
Albertsons Companies, Inc. 3.25% 3/15/2026[1]		240	227
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		900	875
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		2,113	1,921
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		465	446
B&G Foods, Inc. 5.25% 4/1/2025		183	180
B&G Foods, Inc. 5.25% 9/15/2027		1,383	1,258
B&G Foods, Inc. 8.00% 9/15/2028[1]		655	689
BJ’s Wholesale Club, Term Loan B, (3-month USD CME Term SOFR + 2.00%) 7.36% 2/5/2029[5,6]		222	224
Central Garden & Pet Co. 4.125% 10/15/2030		915	833
Central Garden & Pet Co. 4.125% 4/30/2031[1]		880	779
Coty, Inc. 5.00% 4/15/2026[1]		700	689

252	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Coty, Inc. 6.50% 4/15/2026[1]	USD	460	$460
Coty, Inc. 4.75% 1/15/2029[1]		2,310	2,205
Coty, Inc. 6.625% 7/15/2030[1]		1,135	1,167
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,570	1,572
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		815	730
H.J. Heinz Co. 3.875% 5/15/2027		275	270
H.J. Heinz Co. 4.375% 6/1/2046		26	23
Ingles Markets, Inc. 4.00% 6/15/2031[1]		990	875
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		2,293	2,238
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,275	3,131
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,280	2,104
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		305	279
Nestle Skin Health SA, Term Loan B3, (1-month USD CME Term SOFR + 3.50%) 8.948% 10/1/2026[5,6]		776	781
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	695
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	443
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,189
Post Holdings, Inc. 5.50% 12/15/2029[1]		451	435
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	3,090
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,145	1,028
Prestige Brands, Inc. 5.125% 1/15/2028[1]		778	756
Prestige Brands, Inc. 3.75% 4/1/2031[1]		1,275	1,116
Simmons Foods, Inc. 4.625% 3/1/2029[1]		693	600
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,600	1,418
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,333	1,892
US Foods, Inc. 4.625% 6/1/2030[1]		510	476
			37,094

Utilities 2.06%
AmeriGas Partners, LP 5.75% 5/20/2027		302	294
Calpine Corp. 4.50% 2/15/2028[1]		150	143
Calpine Corp. 5.125% 3/15/2028[1]		518	497
Calpine Corp. 3.75% 3/1/2031[1]		500	439
DPL, Inc. 4.125% 7/1/2025		555	542
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7,10]		1,155	1,135
Enfragen Energia Sur SA 5.375% 12/30/2030		200	156
FirstEnergy Corp. 2.25% 9/1/2030		980	827
FirstEnergy Corp. 7.375% 11/15/2031		337	398
FirstEnergy Corp. 3.40% 3/1/2050		530	374
FirstEnergy Corp. 5.10% 7/15/2047		185	170
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	87
NextEra Energy Operating Partners, LP 4.25% 7/15/2024[1]		122	121
NRG Energy, Inc. 3.625% 2/15/2031[1]		110	95
Pacific Gas and Electric Co. 3.45% 7/1/2025		300	290
Pacific Gas and Electric Co. 3.30% 3/15/2027		195	182
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	338
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	203
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	325
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	93
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	205
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,220	845
PG&E Corp. 5.00% 7/1/2028		2,755	2,682
PG&E Corp. 5.25% 7/1/2030		3,580	3,457
Talen Energy Supply, LLC 8.625% 6/1/2030[1]		2,327	2,474

American Funds Insurance Series	253

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[5,6]	USD	284	$286
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,081
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	228
			17,976

Total corporate bonds, notes & loans			773,093

U.S. Treasury bonds & notes 0.31%
U.S. Treasury 0.31%
U.S. Treasury 3.875% 8/15/2033		925	924
U.S. Treasury 3.625% 5/15/2053[11]		315	292
U.S. Treasury 4.125% 8/15/2053[11]		1,470	1,490

Total U.S. Treasury bonds & notes			2,706

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,3]		712	661

Bonds & notes of governments & government agencies outside the U.S. 0.03%
Argentine Republic 1.00% 7/9/2029		310	125
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[7]		410	165
			290

Total bonds, notes & other debt instruments (cost: $800,280,000)			776,750

Convertible bonds & notes 0.06%
Communication services 0.06%
DISH Network Corp., convertible notes, 3.375% 8/15/2026		925	495

Total convertible bonds & notes (cost: $816,000)			495

Common stocks 6.02%		Shares
Health care 2.44%
Rotech Healthcare, Inc.[3,9,12]		201,793	21,188
Mallinckrodt PLC[12]		3,631	140
			21,328

Energy 0.94%
Chesapeake Energy Corp.		29,829	2,295
Ascent Resources - Utica, LLC, Class A3,9		62,978	2,161
Weatherford International[12]		10,059	984
California Resources Corp.		17,202	941
Altera Infrastructure, LP3,12		9,127	841
Constellation Oil Services Holding SA, Class B-1[3,12]		3,449,949	483
Mesquite Energy, Inc.[3,12]		3,558	201
Diamond Offshore Drilling, Inc.[12]		13,372	174
Exxon Mobil Corp.		739	74
Bighorn Permian Resources, LLC[3]		2,894	—	[8]
			8,154

Information technology 0.93%
Diebold Nixdorf, Inc.[1,12]		281,243	8,142

254	American Funds Insurance Series

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.86%
Talen Energy Corp.[12]	109,720	$7,022
PG&E Corp.	28,786	519
		7,541

Consumer discretionary 0.51%
Party City Holdco, Inc.[3,12]	126,254	2,883
Party City Holdco, Inc.[1,3,12]	1,260	29
NMG Parent, LLC[12]	9,965	1,096
MYT Holding Co., Class B3,12	608,846	457
		4,465

Materials 0.26%
Venator Materials PLC[3,12]	444,512,082	2,280

Financials 0.04%
Navient Corp.	20,000	372

Communication services 0.04%
Intelsat SA12	8,182	235
iHeartMedia, Inc., Class A12	22,639	61
		296

Total common stocks (cost: $37,300,000)		52,578

Preferred securities 0.34%
Industrials 0.18%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,12]	1,022	1,582

Consumer discretionary 0.16%
MYT Holdings, LLC, Series A, 10.00% preferred shares[12]	2,095,904	1,363

Total preferred securities (cost: $2,933,000)		2,945

Rights & warrants 0.02%
Consumer discretionary 0.02%
NMG Parent, LLC, warrants, expire 9/24/2027[12]	27,111	217

Total rights & warrants (cost: $164,000)		217

Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13,14]	271,165	27,114

Total short-term securities (cost: $27,116,000)		27,114
Total investment securities 98.43% (cost: $868,609,000)		860,099
Other assets less liabilities 1.57%		13,746

Net assets 100.00%		$873,845

American Funds Insurance Series	255

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	27	4/3/2024	USD	5,560	$55
5 Year U.S. Treasury Note Futures	Long	23	4/3/2024		2,502	59
10 Year Ultra U.S. Treasury Note Futures	Short	8	3/28/2024		(944)	(42)
10 Year U.S. Treasury Note Futures	Short	14	3/28/2024		(1,581)	(51)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/28/2024		(134)	(12)
						$9

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	USD	12,563	$(733)	$(753)	$20

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13]	$38,565	$197,949	$209,399	$8	$(9)	$27,114	$1,630

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,12]	9/26/2013	$4,331	$21,188	2.43%
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,6]	9/13/2023	3,585	3,601	.41
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,6]	9/13/2023-12/13/2023	97	99	.01
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7]	6/23/2023	3,005	3,164	.36
Ascent Resources - Utica, LLC, Class A3	11/15/2016	302	2,161	.25
Resorts World Las Vegas, LLC 4.625% 4/16/2029	8/11/2023	254	262	.03
Total		$11,574	$30,475	3.49%

256	American Funds Insurance Series

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $584,486,000, which represented 66.89% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[3]	Value determined using significant unobservable inputs.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,694,000, which represented 4.08% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Amount less than one thousand.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $30,475,000, which represented 3.49% of the net assets of the fund.
[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $539,000, which represented .06% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	257

American Funds Mortgage Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 94.93%	Principal amount (000)			Value (000)
Mortgage-backed obligations 91.57%
Federal agency mortgage-backed obligations 89.10%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		1		1
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		30		30
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #MA4232 2.00% 1/1/2041[1]		144		124
Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]		247		205
Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]		327		271
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		18		15
Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]		82		73
Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]		174		155
Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]		99		88
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		3		4
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		341		292
Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]		196		174
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]		246		219
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		489		418
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		111		95
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		339		317
Fannie Mae Pool #FS3767 2.00% 4/1/2047[1]		28		23
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		32		30
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		89		83
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1]		1,118		1,009
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		49		42
Fannie Mae Pool #FS3745 2.00% 8/1/2050[1]		19		16
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		281		244
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		367		318
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		5		4
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		115		99
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		72		62
Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]		146		121
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		12		10
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		1,595		1,362
Fannie Mae Pool #FM5940 2.00% 2/1/2051[1]		1,668		1,371
Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]		377		311
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		110		90
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		196		176
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		249		223
Fannie Mae Pool #FS3744 2.00% 7/1/2051[1]		56		46
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		167		143
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		26		22
Fannie Mae Pool #FM8038 3.00% 7/1/2051[1]		296		265
Fannie Mae Pool #FM8247 2.50% 8/1/2051[1]		238		205
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		420		360
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		434		374

258	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	USD	211	$182
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		84	75
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		391	336
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		228	196
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		91	82
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		263	234
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		86	77
Fannie Mae Pool #BV3080 2.00% 2/1/2052[1]		421	344
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		136	111
Fannie Mae Pool #FS5851 4.00% 7/1/2052[1]		1,195	1,131
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		42	42
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		37	38
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		474	459
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]		99	98
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		94	94
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		118	122
Fannie Mae Pool #MA4978 5.00% 4/1/2053[1]		6,911	6,840
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		78	81
Fannie Mae Pool #MA5008 4.50% 5/1/2053[1]		46	45
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		53	53
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		62	62
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		315	320
Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]		549	543
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		941	947
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		69	70
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		436	443
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		404	400
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		181	182
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		98	95
Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]		583	566
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]		4,319	4,387
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		1,972	1,981
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		429	436
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		1,824	1,853
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		65	67
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		133	120
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		149	136
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		49	42
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		51	50
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	1
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		556	566
Freddie Mac Pool #RB5113 1.50% 6/1/2041[1]		2,206	1,829
Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]		313	279
Freddie Mac Pool #RB5122 2.50% 8/1/2041[1]		862	768
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		94	80
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		87	74
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		553	472
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		287	277
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		17	15
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		25	23
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		24	23
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		17	17
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,4]		1,408	1,264
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		17	16

American Funds Insurance Series	259

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	USD	147	$132
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		447	388
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		5	5
Freddie Mac Pool #SI2062 2.00% 9/1/2050[1]		188	154
Freddie Mac Pool #SI2080 2.00% 10/1/2050[1]		196	161
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		535	440
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		204	175
Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]		329	272
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		305	251
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		77	69
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]		238	213
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		85	76
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		76	62
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		62	54
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		41	35
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		18	16
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		183	169
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		371	334
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,4]		1,079	1,006
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		8	7
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1,4]		3,162	2,725
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		300	269
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		383	352
Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]		1,204	1,168
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		670	664
Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]		238	240
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		112	113
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		376	372
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		824	847
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		44	44
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		124	123
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		88	87
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		99	99
Freddie Mac Pool #SD8322 4.50% 5/1/2053[1]		244	236
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		88	89
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		28	28
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		376	377
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		69	70
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		64	66
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		42	43
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		30	31
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		234	231
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		1,175	1,180
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1,4]		6,212	6,309
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		1,073	1,090
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		732	744
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		518	526
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		145	149
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		769	781
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		495	497
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		300	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		93	85
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		86	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		176	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		125	115

260	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	USD	22	$19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		103	97
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		29	26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		17	15
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		237	227
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		13	12
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]		326	282
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]		339	299
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]		283	245
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		310	294
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]		336	292
Government National Mortgage Assn. 3.00% 1/1/2054[1,5]		113	102
Government National Mortgage Assn. 4.00% 1/1/2054[1,5]		334	319
Government National Mortgage Assn. 5.50% 1/1/2054[1,5]		274	276
Government National Mortgage Assn. 6.00% 1/1/2054[1,5]		10	10
Government National Mortgage Assn. 6.50% 1/1/2054[1,5]		310	317
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		649	628
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		255	246
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		51	50
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		507	489
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		79	77
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		163	164
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		11	11
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		81	81
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		124	114
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		191	180
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		87	83
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		895	868
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		94	80
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]		39	34
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		84	71
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		1,021	878
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		89	77
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		560	493
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		348	303
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		191	167
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		165	144
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		250	219
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		5	5
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		470	459
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		15	15
Government National Mortgage Assn. Pool #AN1825 4.595% 6/20/2065[1]		97	96
Government National Mortgage Assn. Pool #AO0461 4.617% 8/20/2065[1]		33	33
Government National Mortgage Assn. Pool #AO0409 4.588% 12/20/2065[1]		56	55
Government National Mortgage Assn. Pool #AO0385 4.468% 1/20/2066[1]		362	356
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		210	160
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,5]		193	178
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,5]		157	145

American Funds Insurance Series	261

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,5]	USD	125	$123
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,5]		3,249	2,764
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,5]		1,900	1,681
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,5]		2,602	2,387
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,5]		1,300	1,230
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,5]		4,652	4,510
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,5]		630	624
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,5]		728	731
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,5]		355	360
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,5]		3,570	3,659
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,5]		1,155	1,191
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,5]		600	582
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,5]		900	891
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,5]		250	251
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,5]		1,100	1,117
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,5]		1,000	1,025
			96,042

Commercial mortgage-backed securities 1.65%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3,6]		100	100
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,3,6]		100	100
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,3,6]		891	872
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,3,6]		128	127
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,3,6]		379	384
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,3,6]		93	93
Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.812% 8/15/2039[1,3]		100	100
			1,776

Collateralized mortgage-backed obligations (privately originated) 0.82%
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,3,6]		67	65
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,3,6]		106	101
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,3,6]		162	152
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,3,6]		74	63
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,3,6]		25	22
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,3,6]		203	167
Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 6.25% 6/25/2060 (7.25% on 8/26/2024)[1,6,7]		98	98
Mill City Mortgage Trust, Series 15-1, Class M2, 3.72% 6/25/2056[1,3,6]		9	9
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,3,6]		131	108
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,3,6]		44	42
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,3,6]		59	58
			885

Total mortgage-backed obligations			98,703

U.S. Treasury bonds & notes 1.89%
U.S. Treasury 1.60%
U.S. Treasury 0.125% 1/15/2024		75	75
U.S. Treasury 4.25% 5/31/2025		25	25
U.S. Treasury 4.00% 2/15/2026		50	50
U.S. Treasury 4.125% 7/31/2028		1,250	1,263

262	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 2/15/2032		USD	10	$9
U.S. Treasury 1.875% 2/15/2041			365	263
U.S. Treasury 1.875% 11/15/2051			65	41
				1,726

U.S. Treasury inflation-protected securities 0.29%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]			315	311

Total U.S. Treasury bonds & notes				2,037

Asset-backed obligations 1.47%
Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.09% 10/15/2026[1,6]			84	84
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,6]			257	263
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]			86	83
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]			96	96
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]			95	83
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]			180	156
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]			152	138
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,3,6]			124	122
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]			100	88
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]			122	124
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,6]			100	101
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[1]			243	245
				1,583

Total bonds, notes & other debt instruments (cost: $102,205,000)				102,323

Short-term securities 21.64%	Weighted average yield at acquisition
Commercial paper 14.53%
Atlantic Asset Securitization, LLC 1/2/2024[6]	5.310%		700	700
Cisco Systems, Inc. 1/8/2024[6]	5.320		2,000	1,997
Coca-Cola Co. 1/11/2024[6]	5.300		1,800	1,797
Eli Lilly and Co. 1/16/2024[6]	5.360		1,300	1,296
Honeywell International, Inc. 1/11/2024[6]	5.300		1,400	1,397
Microsoft Corp. 1/10/2024[6]	5.370		2,000	1,996
Nestlé Finance International, Ltd. 1/18/2024[6]	5.300		1,100	1,097
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Prudential Funding, LLC 1/22/2024	5.340		1,400	1,395
Wal-Mart Stores, Inc. 1/8/2024[6]	5.031		2,000	1,997
				15,666

American Funds Insurance Series	263

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 7.11%
Federal Home Loan Bank 1/5/2024	5.352%	USD	2,500	$2,499
Federal Home Loan Bank 1/19/2024	5.340		2,000	1,995
Federal Home Loan Bank 3/15/2024	5.245		1,200	1,187
Federal Home Loan Bank 2/16/2024	5.203		2,000	1,986

Total short-term securities (cost: $23,340,000)				23,333
Total investment securities 116.57% (cost: $125,545,000)				125,656
Other assets less liabilities (16.57)%				(17,865)

Net assets 100.00%				$107,791

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	266	4/3/2024	USD	54,773	$514
5 Year U.S. Treasury Note Futures	Long	134	4/3/2024	14,576		296
10 Year U.S. Treasury Note Futures	Long	134	3/28/2024	15,127		493
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024	1,062		46
20 Year U.S. Treasury Bond Futures	Short	59	3/28/2024	(7,371)		(564)
30 Year Ultra U.S. Treasury Bond Futures	Long	17	3/28/2024	2,271		215
						$1,000

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,156	$— [2]	$—	$— [2]
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD2,400	(1)	—	(1)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,694	(1)	—	(1)
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,300	12	—	12
						$10	$—	$10

264	American Funds Insurance Series

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $929,000, which represented .86% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,052,000, which represented 14.89% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)

Assn. = Association

CME = CME Group

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	265

Ultra-Short Bond Fund

Investment portfolio December 31, 2023

Short-term securities 103.53%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 78.02%
Alberta (Province of) 2/21/2024[1]	5.453%	USD	10,000	$9,920
British Columbia (Province of) 1/11/2024	5.324		9,800	9,781
British Columbia (Province of) 1/19/2024	5.340		1,450	1,446
Cabot Trail Funding, LLC. 1/2/2024[1]	5.350		4,200	4,198
Canadian Imperial Bank of Commerce 1/25/2024[1]	5.390		8,600	8,565
Chariot Funding, LLC 1/2/2024[1]	5.430		8,000	7,995
Chariot Funding, LLC 1/8/2024[1]	5.390		4,000	3,994
CHARTA, LLC 1/16/2024[1]	5.500		9,000	8,976
Cisco Systems, Inc. 1/8/2024[1]	5.320		12,600	12,582
Coca-Cola Co. 1/11/2024[1]	5.300		10,100	10,081
DBS Bank, Ltd. 1/17/2024[1]	5.444		12,350	12,315
Eli Lilly and Co. 1/16/2024[1]	5.370		5,000	4,987
Eli Lilly and Co. 1/23/2024[1]	5.350		3,000	2,989
Eli Lilly and Co. 2/6/2024[1]	5.370		5,000	4,971
Estée Lauder Companies, Inc. 1/22/2024[1]	5.390		8,800	8,769
Export Development Canada 2/12/2024	5.419		12,000	11,920
FMS Wertmanagement 1/22/2024[1]	5.320		8,300	8,271
Honeywell International, Inc. 1/11/2024[1]	5.300		11,300	11,278
Linde, Inc. 1/5/2024	5.310		5,200	5,195
Microsoft Corp. 1/10/2024[1]	5.370		10,000	9,982
Microsoft Corp. 1/29/2024[1]	5.330		4,000	3,982
National Bank of Canada 1/30/2024[1]	5.520		5,100	5,076
Nestlé Finance International, Ltd. 1/18/2024[1]	5.300		4,000	3,988
Novartis Finance Corp. 1/8/2024[1]	5.310		12,000	11,982
Oesterreich Kontrollbank 1/22/2024	5.400		12,000	11,957
Ontario (Province of) 2/1/2024	5.350		2,400	2,388
Ontario (Province of) 1/30/2024	5.340		10,000	9,953
Oversea-Chinese Banking Corp., Ltd. 1/24/2024[1]	5.484		10,000	9,961
Paccar Financial Corp. 1/4/2024	5.400		12,000	11,989
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Pfizer, Inc. 2/27/2024[1]	5.370		8,300	8,226
Pfizer, Inc. 3/5/2024[1]	5.360		2,000	1,980
Procter & Gamble Co. 1/2/2024[1]	5.350		11,300	11,293
Prudential Funding, LLC 1/22/2024	5.340		4,000	3,986
Starbird Funding Corp. 2/13/2024[1]	5.540		12,000	11,917
The Netherlands (State of) 1/24/2024[1]	5.400		12,000	11,954
Wal-Mart Stores, Inc. 1/8/2024[1]	5.031		10,000	9,985
				290,826

U.S. Treasury bills 17.33%
U.S. Treasury 1/2/2024	5.290		20,000	20,000
U.S. Treasury 2/27/2024	4.925		25,000	24,795
U.S. Treasury 3/5/2024	5.114		20,000	19,818
				64,613

266	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 8.18%
Federal Farm Credit Banks 1/26/2024	5.280%	USD	6,400	$6,377
Federal Home Loan Bank 1/5/2024	5.352		5,500	5,497
Federal Home Loan Bank 1/19/2024	5.282		10,000	9,974
Federal Home Loan Bank 2/16/2024	5.203		5,000	4,966
Federal Home Loan Bank 2/21/2024	5.261		3,700	3,672
				30,486

Total short-term securities (cost: $386,032,000)				385,925
Total investment securities 103.53% (cost: $386,032,000)				385,925
Other assets less liabilities (3.53)%				(13,171)

Net assets 100.00%				$372,754

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $220,218,000, which represented 59.08% of the net assets of the fund.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	267

U.S. Government Securities Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 95.68%	Principal amount (000)			Value (000)
Mortgage-backed obligations 64.26%
Federal agency mortgage-backed obligations 64.26%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	1		$1
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		—	[2]	—	[2]
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		26		27
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		28		29
Fannie Mae Pool #257431 6.50% 10/1/2028[1]		1		1
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		3		3
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		571		559
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,240		1,213
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		10		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		12		13
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		13		13
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		5
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		19		19
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		8		8
Fannie Mae Pool #MA4204 2.00% 12/1/2040[1]		5,253		4,525
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		31,097		26,672
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		318		323
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		174		177
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		32		32
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		146		148
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		24		23
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		100		101
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		14		14
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,731		2,336
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		9		9
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,260		1,077
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		17		17
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		819		699
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		4
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		35		33
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		7		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		59		55
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,071		3,801
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		49		46
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		16		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		6		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		3		3
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		126		122
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		2,923		2,742
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		37		35
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		71		69
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		96		93
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		15		15
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,057		983
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		401		376
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		100		94
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		520		489
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		297		277
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,292		2,966
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		391		349
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		848		734
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		223		199
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		30		27
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		534		456

268	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	177	$154
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		339	303
Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]		1,780	1,534
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		214	176
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		230	205
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		75	62
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		1,015	847
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		876	720
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		10	8
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6	5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,141	4,617
Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]		1,524	1,303
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		181	156
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		655	561
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		47	39
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		336	300
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,180	1,014
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		769	694
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,212	1,975
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		343	306
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		717	587
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		188	162
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,539	3,194
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,034	2,871
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		60	59
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		52	51
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW7327 4.50% 8/1/2052[1]		2,992	2,902
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		56	55
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		736	714
Fannie Mae Pool #FS4611 5.00% 9/1/2052[1]		9,574	9,488
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		984	955
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		920	894
Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]		9,369	9,284
Fannie Mae Pool #BX1004 5.00% 10/1/2052[1]		5,201	5,153
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		713	718
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		634	639
Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]		100	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		241	247
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		2,847	2,762
Fannie Mae Pool #BX6121 6.00% 1/1/2053[1]		2,544	2,586
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		404	406
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		887	920
Fannie Mae Pool #BX6803 6.00% 3/1/2053[1]		997	1,013
Fannie Mae Pool #CB5919 6.00% 3/1/2053[1]		968	984
Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]		3,057	3,075
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		458	475
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		531	534
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		2,214	2,248
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		4,434	4,454
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		3,278	3,299
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		3,424	3,479
Fannie Mae Pool #FS4933 6.00% 6/1/2053[1]		2,331	2,371
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,130	2,168
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		1,783	1,811
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		1,528	1,555
Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]		3,121	3,027
Fannie Mae Pool #CB6719 4.50% 7/1/2053[1]		395	384
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		13,941	14,006
Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]		2,043	2,075
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		492	477

American Funds Insurance Series	269

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	USD	73,874		$75,026
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		8,508		8,722
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		24,975		25,084
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		16,841		17,104
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		24,222		24,830
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		1,535		1,584
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,316		1,130
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		422		410
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		62		61
Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]		1		1
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		1		1
Freddie Mac Pool #1H1354 6.328% 11/1/2036[1,3]		41		42
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		253		257
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		568		578
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		731		625
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		715		610
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,690		1,443
Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]		10,298		9,161
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		25		23
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		28		27
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		139		135
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		180		169
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		243		235
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		45		42
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		68		64
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		6,600		6,345
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		36		34
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		27		25
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		20		19
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,265		1,223
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		66		64
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		60		58
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		25		23
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		16		15
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		96		93
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		6,317		6,062
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		183		181
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		101		99
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		68		67
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		19		19
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		164		154
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		47		44
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		357		335
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		184		173
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		32		29
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		393		351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,106		1,733
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		2,042		1,749
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		35		29
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		58		48
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,237		1,837
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		276		246
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		154		138

270	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	USD	2,078	$1,855
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		227	203
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		9,473	8,173
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		463	379
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		490	422
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		311	277
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		308	265
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		145	130
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,117	2,808
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		12,612	11,758
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		185	171
Freddie Mac Pool #8D0226 2.546% 5/1/2052[1,3]		472	421
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		8,218	7,543
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		198	192
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		806	799
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		54	53
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]		49	49
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		906	879
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		226	219
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		134	130
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,114	11,025
Freddie Mac Pool #SD3782 4.50% 10/1/2052[1]		3,566	3,459
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		3,453	3,349
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		90	87
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,174	1,161
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		983	954
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]		2,193	2,207
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		5,255	5,398
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		996	1,001
Freddie Mac Pool #QG1653 6.00% 4/1/2053[1]		966	982
Freddie Mac Pool #QG0259 6.00% 4/1/2053[1]		479	486
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		91	89
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		1,084	1,089
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		628	632
Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]		8,647	8,785
Freddie Mac Pool #QG3763 6.00% 5/1/2053[1]		2,003	2,035
Freddie Mac Pool #SD2979 6.50% 5/1/2053[1]		307	318
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		2,875	2,888
Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]		17,450	17,725
Freddie Mac Pool #SD3175 6.00% 6/1/2053[1]		4,431	4,503
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		2,216	2,253
Freddie Mac Pool #QG5227 6.00% 6/1/2053[1]		946	961
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		482	491
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		452	461
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		297	301
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		208	216
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		2,606	2,680
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		2,251	2,314
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		2,114	2,190
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		2,059	2,140
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		1,426	1,486
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		1,085	1,120
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		795	815
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		586	613
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		25,511	25,620
Freddie Mac Pool #SD8343 6.00% 7/1/2053[1]		28,170	28,609
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1]		24,225	24,603
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		818	822
Freddie Mac Pool #SD3857 6.00% 9/1/2053[1]		44,159	44,867
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		2,444	2,484
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		116	119

American Funds Insurance Series	271

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8366 5.00% 10/1/2053[1]	USD	15,824	$15,658
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,029	1,033
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		5,760	5,852
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		15,824	16,223
Freddie Mac Pool #SD8370 4.50% 11/1/2053[1]		766	743
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		3,606	3,622
Freddie Mac Pool #SD8381 4.50% 12/1/2053[1]		850	825
Freddie Mac Pool #SD8393 4.50% 1/1/2054[1]		180	175
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		2,251	2,261
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,343
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		3,875	3,877
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,135	3,781
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		780	668
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		317	266
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,164	3,830
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		3,772	3,451
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		856	728
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,220	1,075
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		442	417
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		3,861	3,449
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		216	205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		702	626
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		504	477
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,895	1,787
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		680	606
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		366	327
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,629	1,491
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		3,815	3,667
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		16,486	15,722
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,271	3,938
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,199	1,066
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,176	3,950
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		435	394
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		9,190	8,775
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		1,905	1,919
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		20	20
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		72	75
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		17	17

272	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	USD	145	$155
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		27	28
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		172	174
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,191	2,261
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		758	780
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		514	509
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		17	16
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		868	736
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		763	646
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		5,178	4,454
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051[1]		2,241	1,961
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		732	628
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		3,980	3,499
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[1]		93	82
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		3,370	2,937
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		1,826	1,593
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		1,175	1,024
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		803	690
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		1,000	875
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		3,000	2,793
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[1]		60	60
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		6,682	6,520
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		2,999	2,927
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		1,247	1,216
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		437	334
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		668	599
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		1,253	1,155
Uniform Mortgage-Backed Security 5.00% 1/1/2039[1,4]		780	785
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		448	399
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		1,022	942
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,4]		920	903
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		3,607	2,949
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		7,886	6,710
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		4,728	4,183
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		42,426	38,926
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		19,928	18,850
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		18,542	17,975
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		11,694	11,570
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		944	948
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		145	147
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,4]		3,996	4,095
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		19,822	20,448
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		13,550	13,412
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		1,250	1,256
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		77,359	79,272

Total mortgage-backed obligations			979,319

U.S. Treasury bonds & notes 26.35%
U.S. Treasury 24.27%
U.S. Treasury 1.75% 7/31/2024		12,875	12,632
U.S. Treasury 3.00% 7/31/2024		1,470	1,453
U.S. Treasury 4.125% 1/31/2025		2,906	2,888
U.S. Treasury 2.00% 2/15/2025		890	864
U.S. Treasury 4.625% 2/28/2025		30,265	30,251
U.S. Treasury 3.875% 3/31/2025		4,970	4,927
U.S. Treasury 3.875% 4/30/2025		4,615	4,574
U.S. Treasury 2.75% 5/15/2025		7,459	7,283
U.S. Treasury 4.625% 6/30/2025		2,150	2,155
U.S. Treasury 3.125% 8/15/2025		390	382

American Funds Insurance Series	273

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.50% 9/15/2025	USD	28,000	$27,597
U.S. Treasury 3.00% 9/30/2025		2,235	2,184
U.S. Treasury 4.625% 3/15/2026		11,050	11,149
U.S. Treasury 4.50% 7/15/2026		10,366	10,465
U.S. Treasury 4.625% 9/15/2026		10,209	10,352
U.S. Treasury 4.375% 12/15/2026		8,511	8,596
U.S. Treasury 1.25% 12/31/2026		8,665	8,003
U.S. Treasury 0.50% 4/30/2027		3,700	3,305
U.S. Treasury 3.625% 5/31/2028		20,650	20,438
U.S. Treasury 4.00% 6/30/2028		6,907	6,941
U.S. Treasury 1.00% 7/31/2028		970	853
U.S. Treasury 4.125% 7/31/2028		17,685	17,870
U.S. Treasury 4.375% 11/30/2028		16,020	16,397
U.S. Treasury 2.625% 7/31/2029		9,309	8,723
U.S. Treasury 3.75% 6/30/2030		32,030	31,760
U.S. Treasury 4.125% 8/31/2030		670	679
U.S. Treasury 4.625% 9/30/2030		1,290	1,345
U.S. Treasury 2.75% 8/15/2032		8,095	7,418
U.S. Treasury 3.50% 2/15/2033		14,341	13,915
U.S. Treasury 3.875% 8/15/2033		14,670	14,661
U.S. Treasury 4.50% 8/15/2039[5]		13,655	14,466
U.S. Treasury 4.625% 2/15/2040		90	96
U.S. Treasury 1.125% 5/15/2040		3,350	2,165
U.S. Treasury 3.875% 5/15/2043		820	784
U.S. Treasury 2.50% 2/15/2045		4,850	3,680
U.S. Treasury 2.50% 2/15/2046		3,900	2,932
U.S. Treasury 2.50% 5/15/2046		1,585	1,189
U.S. Treasury 2.875% 11/15/2046		2,700	2,167
U.S. Treasury 3.00% 2/15/2049		300	245
U.S. Treasury 1.25% 5/15/2050[5]		18,640	10,082
U.S. Treasury 1.375% 8/15/2050		4,330	2,420
U.S. Treasury 1.625% 11/15/2050[5]		26,165	15,635
U.S. Treasury 1.875% 2/15/2051		5,892	3,749
U.S. Treasury 2.375% 5/15/2051		6,280	4,496
U.S. Treasury 2.00% 8/15/2051		5,226	3,423
U.S. Treasury 1.875% 11/15/2051		3,164	2,006
U.S. Treasury 3.00% 8/15/2052		895	734
U.S. Treasury 4.00% 11/15/2052		1,199	1,186
U.S. Treasury 4.75% 11/15/2053		7,450	8,378
			369,893

U.S. Treasury inflation-protected securities 2.08%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		3,528	3,485
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		2,221	2,143
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		2,300	2,230
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		10,802	10,261
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		2,797	2,629
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		1,033	920
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[6]		3,212	2,825
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[6]		133	138
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5,6]		1,423	1,158
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[6]		1,659	1,301
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[6]		306	247
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2050[6]		348	228
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		5,046	3,144
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[6]		1,507	930
			31,639

Total U.S. Treasury bonds & notes			401,532

274	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.07%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	223	$216
Fannie Mae 7.125% 1/15/2030		2,000	2,326
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,335
Federal Home Loan Bank 5.50% 7/15/2036		300	337
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,187
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,677
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,514
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,820
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,816
Tennessee Valley Authority 5.88% 4/1/2036		875	1,000
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	246
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		796	742
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,373
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,597	1,656
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,219
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,574
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,543
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	11,050
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,688
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,515
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,365
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,198
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,938
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	612
			77,297

Total bonds, notes & other debt instruments (cost: $1,485,170,000)			1,458,148

Short-term securities 16.21%	Weighted average yield at acquisition
Commercial paper 14.25%
Atlantic Asset Securitization, LLC 1/2/2024[7]	5.310%	7,800	7,796
Canadian Imperial Bank of Commerce 1/25/2024[7]	5.380	4,400	4,382
Chariot Funding, LLC 1/2/2024[7]	5.430	18,000	17,989
CRC Funding, LLC 1/17/2024[7]	5.510	30,000	29,915
Eli Lilly and Co. 1/10/2024[7]	5.380	6,600	6,589
Eli Lilly and Co. 1/16/2024[7]	5.360	15,000	14,960
Honeywell International, Inc. 1/11/2024[7]	5.300	10,800	10,779
Kaiser Foundation Hospitals 1/3/2024	5.450	15,000	14,989
Microsoft Corp. 1/10/2024[7]	5.370	18,000	17,968
Microsoft Corp. 1/29/2024[7]	5.330	10,000	9,955
Nestlé Finance International, Ltd. 1/18/2024[7]	5.300	2,700	2,692
Ontario (Province of) 2/1/2024	5.350	2,200	2,189
Paccar Financial Corp. 1/4/2024	5.310	3,000	2,997

American Funds Insurance Series	275

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
Paccar Financial Corp. 1/5/2024	5.410%	USD	10,000	$9,990
Paccar Financial Corp. 1/18/2024	5.390		10,000	9,970
Pfizer, Inc. 2/27/2024[7]	5.370		13,900	13,776
Procter & Gamble Co. 1/22/2024[7]	5.380		15,000	14,947
Prudential Funding, LLC 1/22/2024	5.340		5,500	5,481
Thunder Bay Funding, LLC 2/6/2024[7]	5.466		20,000	19,884
				217,248

Federal agency bills & notes 1.96%
Federal Home Loan Bank 1/26/2024	5.320		15,000	14,945
Federal Home Loan Bank 2/16/2024	5.203		15,000	14,899

Total short-term securities (cost: $247,180,000)				247,092

Options purchased (equity style) 0.04%
Options purchased (equity style)*				577

Total options purchased (equity style) (cost: $321,000)				577
Total investment securities 111.93% (cost: $1,732,671,000)				1,705,817
Total options written (0.06)%†				(824)
Other assets less liabilities (11.87)%				(180,964)

Net assets 100.00%				$1,524,029

* Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	65,250	USD	96.00	6/14/2024	$576

Put
3 Month SOFR Futures Option	140	USD	35,000	USD	94.31	3/15/2024	1
3 Month SOFR Futures Option	75		18,750		94.38	3/15/2024	—	[2]
							$1
							$577

276	American Funds Insurance Series

U.S. Government Securities Fund (continued)

† Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	(65,250)	USD	96.00	6/14/2024	$(632)
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(102)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(47)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(11)
							$(792)
Put
3 Month SOFR Futures Option	140	USD	(35,000)	USD	94.06	3/15/2024	(1)
3 Month SOFR Futures Option	75		(18,750)		94.13	3/15/2024	— [2]
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(8)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(6)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(17)
							$(32)
							$(824)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Short	592	2/1/2024	USD	(233,544)	$(171)
3 Month SOFR Futures	Short	529	3/20/2024		(125,165)	5,889
3 Month SOFR Futures	Short	256	3/19/2025		(61,613)	1,563
2 Year U.S. Treasury Note Futures	Long	4,163	4/3/2024		857,220	7,984
5 Year U.S. Treasury Note Futures	Long	2,683	4/3/2024		291,839	6,513
10 Year U.S. Treasury Note Futures	Long	1,339	3/28/2024		151,161	4,426
10 Year Ultra U.S. Treasury Note Futures	Short	431	3/28/2024		(50,865)	(1,919)
20 Year U.S. Treasury Bond Futures	Short	827	3/28/2024		(103,323)	(7,200)
30 Year Ultra U.S. Treasury Bond Futures	Long	153	3/28/2024		20,440	1,733
						$18,818

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD17,898	$(5)	$—	$(5)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD26,222	(7)	—	(7)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD35,800	(9)	—	(9)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	USD119,400	(1,033)	—	(1,033)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	USD97,600	1,926	—	1,926

American Funds Insurance Series	277

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD24,000	$(194)	$—	$(194)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD3,698	(30)	—	(30)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD17,700	(148)	—	(148)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD20,100	1,211	—	1,211
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	USD20,100	1,210	—	1,210
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	USD22,492	1,370	—	1,370
SOFR	Annual	3.916%	Annual	7/11/2025	USD46,800	316	—	316
4.912%	Annual	SOFR	Annual	8/24/2025	USD14,030	137	—	137
4.8189%	Annual	SOFR	Annual	8/25/2025	USD14,010	116	—	116
4.8195%	Annual	SOFR	Annual	9/1/2025	USD10,300	89	—	89
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,620	47	—	47
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	23	—	23
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	16	—	16
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	13	—	13
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	13	—	13
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	11	—	11
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	11	—	11
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	(72)	—	(72)
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	(58)	—	(58)
4.28%	Annual	SOFR	Annual	2/29/2028	USD1,660	44	—	44
4.269%	Annual	SOFR	Annual	2/29/2028	USD1,700	44	—	44
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	7,909	—	7,909
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(47)	—	(47)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(33)	—	(33)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(22)	—	(22)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(23)	—	(23)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(23)	—	(23)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(55)	—	(55)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(30)	—	(30)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(35)	—	(35)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(46)	—	(46)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(40)	—	(40)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(37)	—	(37)
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(290)	—	(290)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	2,604	—	2,604
SOFR	Annual	4.1615%	Annual	5/15/2033	USD800	(43)	—	(43)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(47)	—	(47)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	51	—	51
SOFR	Annual	4.061%	Annual	8/24/2033	USD3,230	(152)	—	(152)
SOFR	Annual	3.9519%	Annual	8/25/2033	USD3,225	(123)	—	(123)
SOFR	Annual	3.8275%	Annual	9/1/2033	USD2,300	(65)	—	(65)
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	333	—	333
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(684)	—	(684)
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	209	—	209
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	48	—	48
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	41	—	41
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	83	—	83
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	81	—	81
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	53	—	53
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	43	—	43
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	36	—	36
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	34	—	34
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	36	—	36

278	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	$58	$—	$58
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	83	—	83
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	41	—	41
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	32	—	32
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	32	—	32
						$15,053	$—	$15,053

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $11,225,000, which represented .74% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $171,631,000, which represented 11.26% of the net assets of the fund.

Key to abbreviation(s)

Assn. = Association

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	279

Managed Risk Growth Fund

Investment portfolio December 31, 2023

Growth funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,336,234	$431,195

Total growth funds (cost: $347,460,000)		431,195

Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,319,568	50,749

Total fixed income funds (cost: $50,860,000)		50,749

Short-term securities 4.81%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	24,428,666	24,429

Total short-term securities (cost: $24,429,000)		24,429

Options purchased (equity style) 0.19%
Options purchased (equity style)*		968

Total options purchased (cost: $2,305,000)		968
Total investment securities 99.94% (cost: $425,054,000)		507,341
Other assets less liabilities 0.06%		294

Net assets 100.00%		$507,635

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,225.00	3/15/2024	$15
S&P 500 Index	75		35,774		3,250.00	3/15/2024	14
S&P 500 Index	30		14,310		3,275.00	3/15/2024	6
S&P 500 Index	40		19,079		3,300.00	3/15/2024	8
S&P 500 Index	45		21,464		3,325.00	3/15/2024	9
S&P 500 Index	35		16,694		3,350.00	3/15/2024	8
S&P 500 Index	195		93,012		3,300.00	6/21/2024	203
S&P 500 Index	30		14,309		3,325.00	6/21/2024	31
S&P 500 Index	135		64,393		3,375.00	6/21/2024	151
S&P 500 Index	10		4,770		3,400.00	6/21/2024	11
S&P 500 Index	130		62,008		3,450.00	6/21/2024	161
S&P 500 Index	110		52,468		3,475.00	6/21/2024	141
S&P 500 Index	25		11,925		3,500.00	6/21/2024	33
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	40		19,079		3,675.00	6/21/2024	69
S&P 500 Index	25		11,925		3,700.00	6/21/2024	44
							$968

280	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	54	3/1/2024	USD	13,014	$390
5 Year U.S. Treasury Note Futures	Long	38	3/1/2024		4,133	91
						$481

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.94%
American Funds Insurance Series – Growth Fund, Class 1	$387,467	$115,721	$182,699	$(24,865)	$135,571	$431,195	$2,382	$22,902
Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,197	47,522	31,210	(1,135)	1,375	50,749	1,775	—
Total 94.94%				$(26,000)	$136,946	$481,944	$4,157	$22,902

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	281

Managed Risk International Fund

Investment portfolio December 31, 2023

Growth funds 84.89%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,023,958	$105,419

Total growth funds (cost: $94,553,000)		105,419

Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,300,536	12,408

Total fixed income funds (cost: $12,401,000)		12,408

Short-term securities 4.89%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	6,067,219	6,067

Total short-term securities (cost: $6,067,000)		6,067

Options purchased (equity style) 0.26%
Options purchased (equity style)*		324

Total options purchased (cost: $514,000)		324
Total investment securities 100.03% (cost: $113,535,000)		124,218
Other assets less liabilities (0.03)%		(36)

Net assets 100.00%		$124,182

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

iShares MSCI EAFE ETF	1,200	USD	9,042	USD	54.00	3/15/2024	$18
iShares MSCI EAFE ETF	400		3,014		56.00	3/15/2024	7
iShares MSCI EAFE ETF	2,600		19,591		52.00	6/21/2024	38
iShares MSCI EAFE ETF	140		1,055		53.00	6/21/2024	2
iShares MSCI EAFE ETF	1,330		10,022		54.00	6/21/2024	27
iShares MSCI EAFE ETF	1,200		9,042		55.00	6/21/2024	28
iShares MSCI EAFE ETF	1,590		11,981		56.00	6/21/2024	42
iShares MSCI EAFE ETF	750		5,651		57.00	6/21/2024	23
iShares MSCI EAFE ETF	2,100		15,823		59.00	6/21/2024	63
iShares MSCI EAFE ETF	1,500		11,302		60.00	9/20/2024	76
							$324

282	American Funds Insurance Series

Managed Risk International Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
MSCI EAFE Index Futures	Long	21	3/1/2024	USD	2,365	$(2)
5 Year U.S. Treasury Note Futures	Long	11	3/1/2024		1,197	26
S&P 500 E-mini Index Futures	Short	3	3/1/2024		(723)	(24)
Mini MSCI Emerging Market Index Futures	Short	17	3/1/2024		(879)	(39)
						$(39)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.89%
American Funds Insurance Series – International Fund, Class 1	$106,435	$22,843	$38,620	$(9,073)	$23,834	$105,419	$1,596	$—
Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,527	6,151	6,443	(560)	733	12,408	440	—
Total 94.88%				$(9,633)	$24,567	$117,827	$2,036	$—

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	283

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Growth-and-income funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	19,004,155	$275,370

Total growth-and-income funds (cost: $252,721,000)		275,370

Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,270,350	32,409

Total fixed income funds (cost: $33,482,000)		32,409

Short-term securities 4.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	15,763,506	15,764

Total short-term securities (cost: $15,764,000)		15,764

Options purchased (equity style) 0.15%
Options purchased (equity style)*		482

Total options purchased (cost: $1,510,000)		482
Total investment securities 99.95% (cost: $303,477,000)		324,025
Other assets less liabilities 0.05%		166

Net assets 100.00%		$324,191

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	245	USD	116,861	USD	3,250.00	3/15/2024	$45
S&P 500 Index	30		14,309		3,325.00	3/15/2024	6
S&P 500 Index	15		7,155		3,350.00	3/15/2024	3
S&P 500 Index	20		9,540		3,375.00	3/15/2024	4
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	20		9,540		3,325.00	6/21/2024	21
S&P 500 Index	100		47,698		3,375.00	6/21/2024	111
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	20		9,540		3,450.00	6/21/2024	25
S&P 500 Index	10		4,770		3,525.00	6/21/2024	14
S&P 500 Index	10		4,770		3,575.00	6/21/2024	15
S&P 500 Index	10		4,770		3,625.00	6/21/2024	16
S&P 500 Index	25		11,924		3,675.00	6/21/2024	43
							$482

284	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	32	3/1/2024	USD	7,712	$256
5 Year U.S. Treasury Note Futures	Long	27	3/1/2024		2,937	65
						$321

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.94%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$274,603	$39,245	$74,805	$(11,248)	$47,575	$275,370	$5,506	$2,476
Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,319	13,964	13,647	(1,563)	1,336	32,409	1,234	—
Total 94.94%				$(12,811)	$48,911	$307,779	$6,740	$2,476

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	285

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2023

Growth-and-income funds 79.99%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	29,524,557	$1,749,625

Total growth-and-income funds (cost: $1,578,467,000)		1,749,625

Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,388,650	328,068

Total fixed income funds (cost: $336,782,000)		328,068

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,209,305	103,209

Total short-term securities (cost: $103,209,000)		103,209

Options purchased (equity style) 0.21%
Options purchased (equity style)*		4,657

Total options purchased (cost: $16,130,000)		4,657
Total investment securities 99.92% (cost: $2,034,588,000)		2,185,559
Other assets less liabilities 0.08%		1,697

Net assets 100.00%		$2,187,256

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	3,030	USD	1,445,259	USD	3,250.00	3/15/2024	$553
S&P 500 Index	75		35,774		3,300.00	3/15/2024	15
S&P 500 Index	335		159,789		3,325.00	3/15/2024	69
S&P 500 Index	145		69,163		3,350.00	3/15/2024	32
S&P 500 Index	90		42,929		3,375.00	3/15/2024	20
S&P 500 Index	1,600		763,173		3,300.00	6/21/2024	1,664
S&P 500 Index	330		157,404		3,325.00	6/21/2024	342
S&P 500 Index	990		472,213		3,375.00	6/21/2024	1,104
S&P 500 Index	120		57,238		3,450.00	6/21/2024	149
S&P 500 Index	15		7,155		3,475.00	6/21/2024	19
S&P 500 Index	90		42,928		3,525.00	6/21/2024	123
S&P 500 Index	40		19,079		3,575.00	6/21/2024	59
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	165		78,702		3,675.00	6/21/2024	284
S&P 500 Index	90		42,928		3,700.00	6/21/2024	160
							$4,657

286	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	276	3/1/2024	USD	66,516	$1,908
5 Year U.S. Treasury Note Futures	Long	58	3/1/2024		6,309	140
						$2,048

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.99%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,677,875	$268,733	$484,598	$37,121	$250,494	$1,749,625	$26,154	$89,386
Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	314,614	120,092	110,905	(20,722)	24,989	328,068	11,642	—
Total 94.99%				$16,399	$275,483	$2,077,693	$37,796	$89,386

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	287

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2023

Asset allocation funds 95.07%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	83,800,992	$1,999,492

Total asset allocation funds (cost: $1,962,465,000)		1,999,492

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,363,250	103,363

Total short-term securities (cost: $103,363,000)		103,363

Options purchased (equity style) 0.03%
Options purchased (equity style)*		693

Total options purchased (cost: $1,504,000)		693
Total investment securities 100.02% (cost: $2,067,332,000)		2,103,548
Other assets less liabilities (0.02)%		(352)

Net assets 100.00%		$2,103,196

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,250.00	3/15/2024	$17
S&P 500 Index	50		23,849		3,425.00	3/15/2024	12
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	30		14,310		3,325.00	6/21/2024	31
S&P 500 Index	140		66,778		3,375.00	6/21/2024	156
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	155		73,932		3,450.00	6/21/2024	192
S&P 500 Index	15		7,155		3,575.00	6/21/2024	22
S&P 500 Index	15		7,155		3,625.00	6/21/2024	24
S&P 500 Index	35		16,694		3,675.00	6/21/2024	60
							$693

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
5 Year U.S. Treasury Note Futures	Long	420	3/1/2024	USD	45,685	$1,013
S&P 500 E-mini Index Futures	Long	49	3/1/2024		11,809	392
						$1,405

288	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.07%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,084,270	$231,311	$463,691	$19,951	$127,651	$1,999,492	$47,446	$77,368

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	289

Financial statements

Statements of assets and liabilities at December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,410,185	$3,077,136	$38,790,440	$7,014,573	$3,261,346
Affiliated issuers	295,088	137,455	593,305	202,073	135,440
Cash	677	210	902	98	1,309
Cash collateral received for securities on loan	—	853	2,189	9	112
Cash collateral pledged for futures contracts	—	—	—	—	227
Cash collateral pledged for swap contracts	—	—	—	—	167
Cash denominated in currencies other than U.S. dollars	206	282	710	635	667
Unrealized appreciation on open forward currency contracts	—	—	—	—	100
Bilateral swaps, at value	—	—	—	—	95
Receivables for:
Sales of investments	490	1,938	11,650	102	1,982
Sales of fund’s shares	1,109	301	13,300	2,290	1,338
Dividends and interest	9,191	2,212	19,399	10,700	6,539
Closed forward currency contracts	—	—	—	—	18
Variation margin on futures contracts	—	—	—	—	45
Variation margin on centrally cleared swap contracts	—	—	—	—	3
Securities lending income	6	125	16	3	3
Other	206	47	117	291	113
	7,717,158	3,220,559	39,432,028	7,230,774	3,409,504
Liabilities:
Collateral for securities on loan	—	8,535	21,892	86	1,117
Unrealized depreciation on open forward currency contracts	—	—	—	—	213
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	1,406	1,449	9,048	11,405	5,680
Repurchases of fund’s shares	17,952	5,291	83,137	6,860	4,039
Investment advisory services	2,338	1,568	10,122	2,837	1,421
Insurance administrative fees	433	171	2,147	250	467
Services provided by related parties	1,072	530	5,410	966	410
Trustees’ deferred compensation	95	59	527	179	45
Closed forward currency contracts	—	—	—	—	114
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	4
Non-U.S. taxes	3,614	18,354	887	29,059	17,629
Other	66	46	48	120	76
	26,976	36,003	133,218	51,762	31,217
Commitments and contingencies*
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,420,294	$2,408,999	$19,227,288	$5,986,970	$2,440,206
Total distributable earnings (accumulated loss)	3,269,888	775,557	20,071,522	1,192,042	938,081
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Investment securities on loan, at value	$19,320	$30,423	$21,365	$82	$1,705
Investment securities, at cost
Unaffiliated issuers	4,384,591	2,387,792	19,733,033	5,250,234	2,307,420
Affiliated issuers	295,100	132,190	593,293	202,072	135,431
Cash denominated in currencies other than U.S. dollars, at cost	206	279	710	636	668
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

290	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,950,599	$1,819,186	$36,115,540	$319,735	$1,183,335
Affiliated issuers	330,479	44,944	1,430,798	10,070	126,808
Cash	492	629	14,851	68	596
Cash collateral received for securities on loan	1,088	715	11,533	225	1,799
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	577	2	106	332
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Receivables for:
Sales of investments	10,876	4,727	42,645	5	24,257
Sales of fund’s shares	2,609	366	3,768	94	1,091
Dividends and interest	15,645	3,455	51,289	1,175	5,199
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	65
Variation margin on centrally cleared swap contracts	—	—	—	—	29
Securities lending income	14	4	22	1	6
Other	17	108	291	5	77
	10,311,819	1,874,711	37,670,739	331,484	1,343,594
Liabilities:
Collateral for securities on loan	10,881	7,147	115,333	2,250	17,994
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	2,814	1,470	34,091	81	71,213
Repurchases of fund’s shares	7,503	2,876	54,035	98	1,650
Investment advisory services	2,009	566	7,889	127	227
Insurance administrative fees	794	140	1,207	86	342
Services provided by related parties	1,135	313	4,058	72	150
Trustees’ deferred compensation	114	27	574	14	9
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	33
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	224	819	1,508	170	674
Other	4	18	68	6	8
	25,478	13,376	218,763	2,904	92,325
Commitments and contingencies*
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,170,355	$1,361,420	$19,460,384	$311,613	$1,075,724
Total distributable earnings (accumulated loss)	3,115,986	499,915	17,991,592	16,967	175,545
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Investment securities on loan, at value	$10,510	$7,091	$110,228	$2,296	$17,090
Investment securities, at cost
Unaffiliated issuers	6,941,713	1,244,974	20,029,188	278,300	990,869
Affiliated issuers	330,455	44,948	1,430,636	10,069	130,558
Cash denominated in currencies other than U.S. dollars, at cost	—	578	2	106	332
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	291

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund		American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$23,162,383	$383,108	$10,585,364	$1,448,641		$832,985
Affiliated issuers	3,803,664	21,315	2,168,331	229,992		27,114
Cash	1,820	160	157	123		676
Cash collateral received for securities on loan	2,524	107	—	—		—
Cash collateral pledged for futures contracts	—	—	—	—		92
Cash collateral pledged for swap contracts	—	—	—	—		151
Cash denominated in currencies other than U.S. dollars	1,427	76	1	119		949
Unrealized appreciation on open forward currency contracts	—	672	35	9,188		—
Bilateral swaps, at value	—	—	—	278		—
Receivables for:
Sales of investments	402,570	2,867	1,363,779	30,804		730
Sales of fund’s shares	1,187	102	4,887	1,290		219
Dividends and interest	91,759	1,794	83,411	14,611		12,832
Closed forward currency contracts	—	27	—	213		—
Variation margin on futures contracts	2,625	66	4,317	547		6
Variation margin on centrally cleared swap contracts	90	27	687	282		11
Securities lending income	25	2	—	—		—
Other	437	32	26	238		2
	27,470,511	410,355	14,210,995	1,736,326		875,767
Liabilities:
Collateral for securities on loan	25,242	1,069	—	—		—
Unrealized depreciation on open forward currency contracts	—	354	931	5,355		—
Unrealized depreciation on unfunded commitments*	3	—	—	—	†	4
Options written, at value	—	—	—	—		—
Payables for:
Purchases of investments	1,727,865	18,832	3,187,501	185,688		1,214
Repurchases of fund’s shares	18,513	553	8,205	1,175		255
Investment advisory services	5,715	141	1,494	549		193
Insurance administrative fees	3,441	77	712	34		60
Services provided by related parties	2,733	69	1,083	220		157
Trustees’ deferred compensation	340	4	140	28		32
Closed forward currency contracts	—	174	—	1,748		—
Variation margin on futures contracts	127	76	2,624	761		—
Variation margin on centrally cleared swap contracts	21	18	367	284		7
Non-U.S. taxes	1,159	217	18	79		—
Other	22	7	6	64		—
	1,785,181	21,591	3,203,081	195,985		1,922
Commitments and contingencies*
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,661,978	$340,521	$12,500,028	$1,776,957		$1,206,031
Total distributable earnings (accumulated loss)	7,023,352	48,243	(1,492,114)	(236,616)		(332,186)
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Investment securities on loan, at value	$24,156	$1,039	$—	$—		$—
Investment securities, at cost
Unaffiliated issuers	17,202,164	332,291	10,781,553	1,497,871		841,494
Affiliated issuers	3,970,991	20,838	2,168,297	226,378		27,115
Cash denominated in currencies other than U.S. dollars, at cost	1,416	76	1	119		923
Premiums received on options written	—	—	—	—		—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

292	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$125,656	$385,925		$1,705,817	$25,397	$6,391
Affiliated issuers	—	—		—	481,944	117,827
Cash	2,653	9,121		40,117	—	—
Cash collateral received for securities on loan	—	—		—	—	—
Cash collateral pledged for futures contracts	—	—		—	690	71
Cash collateral pledged for swap contracts	—	—		—	—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—	—
Unrealized appreciation on open forward currency contracts	—	—		—	—	—
Bilateral swaps, at value	—	—		—	—	—
Receivables for:
Sales of investments	12,583	—		119,306	592	78
Sales of fund’s shares	85	2,904		491	—	10
Dividends and interest	373	39		8,842	111	25
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	56	—		953	3	22
Variation margin on centrally cleared swap contracts	9	—		477	—	—
Securities lending income	—	—		—	—	—
Other	1	—		—	—	—
	141,416	397,989		1,876,003	508,737	124,424
Liabilities:
Collateral for securities on loan	—	—		—	—	—
Unrealized depreciation on open forward currency contracts	—	—		—	—	—
Unrealized depreciation on unfunded commitments*	—	—		—	—	—
Options written, at value	—	—		824	—	—
Payables for:
Purchases of investments	33,520	24,795		349,161	44	86
Repurchases of fund’s shares	24	230		850	577	23
Investment advisory services	16	82		224	42	10
Insurance administrative fees	28	36		113	300	75
Services provided by related parties	21	80		306	101	25
Trustees’ deferred compensation	3	12		45	5	2
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	10	—		110	33	21
Variation margin on centrally cleared swap contracts	3	—		340	—	—
Non-U.S. taxes	—	—		—	—	—
Other	—	—	*	1	—	—
	33,625	25,235		351,974	1,102	242
Commitments and contingencies*
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Net assets consist of:
Capital paid in on shares of beneficial interest	$118,822	$369,575		$1,779,673	$535,193	$150,466
Total distributable earnings (accumulated loss)	(11,031)	3,179		(255,644)	(27,558)	(26,284)
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Investment securities on loan, at value	$—	$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	125,545	386,032		1,732,671	26,734	6,581
Affiliated issuers	—	—		—	398,320	106,954
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—	—
Premiums received on options written	—	—		481	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	293

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$16,246	$107,866	$104,056
Affiliated issuers	307,779	2,077,693	1,999,492
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	415	3,338	1,166
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Bilateral swaps, at value	—	—	—
Receivables for:
Sales of investments	253	7,481	1,313
Sales of fund’s shares	1	13	161
Dividends and interest	71	472	468
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	2	5	36
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Other	—	—	—
	324,767	2,196,868	2,106,692
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—
Options written, at value	—	—	—
Payables for:
Purchases of investments	24	—	—
Repurchases of fund’s shares	242	7,887	1,543
Investment advisory services	27	183	177
Insurance administrative fees	194	1,298	1,279
Services provided by related parties	66	57	436
Trustees’ deferred compensation	4	18	31
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	19	169	30
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	576	9,612	3,496
Commitments and contingencies*
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Net assets consist of:
Capital paid in on shares of beneficial interest	$340,685	$2,029,898	$2,032,231
Total distributable earnings (accumulated loss)	(16,494)	157,358	70,965
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	17,274	119,339	104,867
Affiliated issuers	286,203	1,915,249	1,962,465
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—
Premiums received on options written	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

294	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,418,477	$1,001,137	$17,382,394	$3,353,223	$1,778,087
	Shares outstanding	100,780	53,924	174,798	191,642	69,772
	Net asset value per share	$33.92	$18.57	$99.44	$17.50	$25.48
Class 1A:	Net assets	$17,621	$5,224	$279,413	$12,159	$10,382
	Shares outstanding	522	285	2,838	698	409
	Net asset value per share	$33.74	$18.31	$98.46	$17.41	$25.36
Class 2:	Net assets	$3,522,408	$1,878,462	$17,878,990	$3,381,831	$802,751
	Shares outstanding	105,326	107,368	182,074	194,242	31,897
	Net asset value per share	$33.44	$17.50	$98.20	$17.41	$25.17
Class 3:	Net assets			$236,105	$16,515
	Shares outstanding	Not applicable	Not applicable	2,348	941	Not applicable
	Net asset value per share			$100.54	$17.56
Class 4:	Net assets	$731,676	$299,733	$3,521,908	$415,284	$787,067
	Shares outstanding	22,118	17,164	36,803	24,239	31,546
	Net asset value per share	$33.08	$17.46	$95.70	$17.13	$24.95

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$6,020,084	$579,605	$22,318,720	$15,315	$659,875
	Shares outstanding	415,494	41,845	376,644	1,516	56,740
	Net asset value per share	$14.49	$13.85	$59.26	$10.10	$11.63
Class 1A:	Net assets	$23,218	$7,099	$35,564	$6,265	$10,418
	Shares outstanding	1,609	515	604	638	897
	Net asset value per share	$14.43	$13.77	$58.88	$9.83	$11.62
Class 2:	Net assets	$2,898,715	$1,039,966	$12,894,253	$164,333	$14,935
	Shares outstanding	203,946	75,301	221,178	16,727	1,285
	Net asset value per share	$14.21	$13.81	$58.30	$9.82	$11.62
Class 3:	Net assets			$141,816
	Shares outstanding	Not applicable	Not applicable	2,387	Not applicable	Not applicable
	Net asset value per share			$59.40
Class 4:	Net assets	$1,344,324	$234,665	$2,061,623	$142,667	$566,041
	Shares outstanding	95,611	17,438	35,957	14,760	48,785
	Net asset value per share	$14.06	$13.46	$57.34	$9.67	$11.60

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	295

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,555,068	$97,560	$6,907,965	$665,253	$223,148
	Shares outstanding	651,900	7,887	724,190	65,462	24,966
	Net asset value per share	$23.86	$12.37	$9.54	$10.16	$8.94
Class 1A:	Net assets	$32,203	$2,759	$258,248	$1,464	$2,613
	Shares outstanding	1,357	224	27,264	145	294
	Net asset value per share	$23.74	$12.30	$9.47	$10.08	$8.90
Class 2:	Net assets	$4,260,925	$160,175	$2,879,288	$817,156	$532,796
	Shares outstanding	181,115	13,016	306,439	81,456	61,048
	Net asset value per share	$23.53	$12.31	$9.40	$10.03	$8.73
Class 3:	Net assets	$29,979				$8,335
	Shares outstanding	1,255	Not applicable	Not applicable	Not applicable	927
	Net asset value per share	$23.90				$8.99
Class 4:	Net assets	$5,807,155	$128,270	$962,413	$56,468	$106,953
	Shares outstanding	248,834	10,598	102,937	5,718	10,972
	Net asset value per share	$23.34	$12.10	$9.35	$9.88	$9.75

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$16,797	$40,359	$257,469
	Shares outstanding	1,780	3,556	25,987	Not applicable	Not applicable
	Net asset value per share	$9.44	$11.35	$9.91
Class 1A:	Net assets	$1,877	$119	$4,825
	Shares outstanding	201	10	489	Not applicable	Not applicable
	Net asset value per share	$9.32	$11.35	$9.87
Class 2:	Net assets	$43,847	$272,475	$1,073,139
	Shares outstanding	4,693	24,818	109,738	Not applicable	Not applicable
	Net asset value per share	$9.34	$10.98	$9.78
Class 3:	Net assets		$4,266	$5,896
	Shares outstanding	Not applicable	383	593	Not applicable	Not applicable
	Net asset value per share		$11.13	$9.94
Class 4:	Net assets	$45,270	$55,535	$182,700
	Shares outstanding	4,907	5,027	18,699	Not applicable	Not applicable
	Net asset value per share	$9.23	$11.05	$9.77
Class P1:	Net assets				$12,545	$1,934
	Shares outstanding	Not applicable	Not applicable	Not applicable	1,155	231
	Net asset value per share				$10.86	$8.36
Class P2:	Net assets				$495,090	$122,248
	Shares outstanding	Not applicable	Not applicable	Not applicable	46,151	14,699
	Net asset value per share				$10.73	$8.32

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

296	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,681	$1,909,950	$10,061
	Shares outstanding	255	152,381	846
	Net asset value per share	$10.50	$12.53	$11.90
Class P2:	Net assets	$321,510	$277,306	$2,093,135
	Shares outstanding	30,820	22,271	181,595
	Net asset value per share	$10.43	$12.45	$11.53

*	Refer to Note 5 for further information on unfunded commitments.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	297

Financial statements (continued)

Statements of operations for the year ended December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$95,291	$30,245	$295,616	$113,636	$54,024
Affiliated issuers	14,357	7,198	52,082	14,923	8,436
	109,648	37,443	347,698	128,559	62,460
Interest from unaffiliated issuers	412	20	1,471	35	8,977
European Union withholding tax reclaims	695	—	386	11,142	269
Interest from European Union withholding tax reclaims	144	—	17	649	—
Securities lending income (net of fees)	179	1,244	652	160	63
	111,078	38,707	350,224	140,545	71,769
Fees and expenses*:
Investment advisory services	34,394	19,616	109,748	33,259	18,755
Distribution services	10,078	5,182	48,375	9,193	3,822
Insurance administrative services	1,672	705	7,920	1,011	1,881
Transfer agent services	2	1	8	2	1
Administrative services	2,172	910	10,528	2,087	975
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	89	38	423	88	40
Registration statement and prospectus	30	11	153	33	16
Trustees’ compensation	29	13	141	27	13
Auditing and legal	95	104	116	108	126
Custodian	490	429	372	929	699
Other	5	44	19	6	47
Total fees and expenses before waivers/reimbursement	49,056	27,053	177,803	46,743	26,375
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	7,965	1,516	—	—	2,275
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	7,965	1,516	—	—	2,275
Total fees and expenses after waivers/reimbursement	41,091	25,537	177,803	46,743	24,100
Net investment income	69,987	13,170	172,421	93,802	47,669
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	229,370	110,287	1,076,133	(163,688)	20,228
Affiliated issuers	90	34	315	57	17
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	461
Forward currency contracts	—	—	—	—	(182)
Swap contracts	—	—	—	—	92
Currency transactions	395	(209)	(771)	(2,626)	(6)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	229,855	110,112	1,075,677	(166,257)	20,610
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,184,453	335,037	10,184,610	1,105,976	413,899
Affiliated issuers	(38)	4,113	(206)	(47)	(12)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(114)
Forward currency contracts	—	—	—	—	(63)
Swap contracts	—	—	—	—	93
Currency translations	(669)	51	153	217	33
	1,183,746	339,201	10,184,557	1,106,146	413,836
Net realized gain (loss) and unrealized appreciation (depreciation)	1,413,601	449,313	11,260,234	939,889	434,446
Net increase (decrease) in net assets resulting from operations	$1,483,588	$462,483	$11,432,655	$1,033,691	$482,115

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

298	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$208,224	$39,884	$553,651	$9,317	$34,076
Affiliated issuers	18,395	3,253	99,540	658	6,109
	226,619	43,137	653,191	9,975	40,185
Interest from unaffiliated issuers	13	839	343	80	5,886
European Union withholding tax reclaims	—	212	266	397	—
Interest from European Union withholding tax reclaims	—	12	14	25	—
Securities lending income (net of fees)	485	51	537	24	115
	227,117	44,251	654,351	10,501	46,186
Fees and expenses*:
Investment advisory services	36,236	8,437	88,400	1,504	4,183
Distribution services	9,924	3,024	34,945	736	1,389
Insurance administrative services	3,057	531	4,588	344	1,379
Transfer agent services	2	— †	8	— †	— †
Administrative services	2,907	533	10,406	94	352
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	90	19	412	7	15
Registration statement and prospectus	103	8	154	2	9
Trustees’ compensation	39	7	138	1	4
Auditing and legal	64	85	119	81	78
Custodian	269	137	437	64	91
Other	5	3	18	— †	2
Total fees and expenses before waivers/reimbursement	52,696	12,784	139,625	2,833	7,502
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	13,564	1,954	—	31	1,640
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	13,564	1,954	—	31	1,640
Total fees and expenses after waivers/reimbursement	39,132	10,830	139,625	2,802	5,862
Net investment income	187,985	33,421	514,726	7,699	40,324
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	89,681	5,344	1,802,577	(111)	3,435
Affiliated issuers	18	(2)	244	2	(728)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(4,166)
Forward currency contracts	—	—	—	2	—
Swap contracts	—	—	—	—	1,572
Currency transactions	10	(20)	(670)	97	129
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	89,709	5,322	1,802,151	(10)	242
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,300,468	302,302	5,849,541	38,269	59,943
Affiliated issuers	(27)	(4)	(165)	(2)	1,922
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	2,535
Forward currency contracts	—	—	—	(5)	—
Swap contracts	—	—	—	—	(1,039)
Currency translations	14	(118)	309	(64)	(14)
	1,300,455	302,180	5,849,685	38,198	63,347
Net realized gain (loss) and unrealized appreciation (depreciation)	1,390,164	307,502	7,651,836	38,188	63,589
Net increase (decrease) in net assets resulting from operations	$1,578,149	$340,923	$8,166,562	$45,887	$103,913

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	299

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$296,325	$6,464	$—	$19	$1,073
Affiliated issuers	174,553	1,470	103,521	9,073	1,630
	470,878	7,934	103,521	9,092	2,703
Interest from unaffiliated issuers	220,351	3,983	355,169	46,607	59,401
European Union withholding tax reclaims	313	8	—	—	—
Interest from European Union withholding tax reclaims	18	— †	—	—	—
Securities lending income (net of fees)	407	13	—	—	—
	691,967	11,938	458,690	55,699	62,104
Fees and expenses*:
Investment advisory services	66,138	1,670	37,190	6,294	3,387
Distribution services	24,242	690	9,241	2,019	1,539
Insurance administrative services	13,816	303	2,730	136	227
Transfer agent services	6	— †	2	— †	— †
Administrative services	7,440	112	3,170	438	252
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	278	8	128	20	14
Registration statement and prospectus	110	2	46	4	4
Trustees’ compensation	100	2	42	6	3
Auditing and legal	94	70	61	55	56
Custodian	236	106	126	241	25
Other	15	3	6	1	11
Total fees and expenses before waivers/reimbursement	112,475	2,966	52,742	9,214	5,518
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	37	20,074	—	1,174
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	37	20,074	—	1,174
Total fees and expenses after waivers/reimbursement	112,475	2,929	32,668	9,214	4,344
Net investment income	579,492	9,009	426,022	46,485	57,760
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,319,289	(5,022)	(381,455)	(73,895)	(32,546)
Affiliated issuers	(78,945)	(75)	145	6	8
Options written	—	—	—	—	—
Futures contracts	(72,113)	(107)	(169,252)	(3,487)	105
Forward currency contracts	—	(1,387)	1,833	(19,300)	—
Swap contracts	(5,784)	(1,041)	(5,695)	(8,570)	(813)
Currency transactions	591	(82)	(240)	(471)	(46)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	1,163,038	(7,714)	(554,664)	(105,717)	(33,292)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,452,482	45,246	596,287	128,248	72,998
Affiliated issuers	141,372	426	(165)	2,018	(9)
Options written	—	—	—	—	—
Futures contracts	8,342	720	65,223	9,889	97
Forward currency contracts	—	(218)	(4,543)	(720)	—
Swap contracts	2,859	938	(3,181)	10,132	174
Currency translations	371	14	(44)	(193)	57
	1,605,426	47,126	653,577	149,374	73,317
Net realized gain (loss) and unrealized appreciation (depreciation)	2,768,464	39,412	98,913	43,657	40,025
Net increase (decrease) in net assets resulting from operations	$3,347,956	$48,421	$524,935	$90,142	$97,785

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

300	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$—	$—	$—	$899	$245
Affiliated issuers	—	—	—	4,157	2,036
	—	—	—	5,056	2,281
Interest from unaffiliated issuers	5,050	20,383	63,997	—	—
European Union withholding tax reclaims	—	—	—	—	—
Interest from European Union withholding tax reclaims	—	—	—	—	—
Securities lending income (net of fees)	—	—	—	—	—
	5,050	20,383	63,997	5,056	2,281
Fees and expenses*:
Investment advisory services	303	1,026	4,432	720	186
Distribution services	218	888	3,125	1,174	305
Insurance administrative services	112	167	472	1,200	309
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	31	120	451	—	—
Accounting and administrative services	—	—	—	32	27
Reports to shareholders	6	9	21	—	—
Registration statement and prospectus	2	3	7	8	6
Trustees’ compensation	— †	2	6	2	— †
Auditing and legal	47	45	49	17	17
Custodian	19	1	37	51	46
Other	— †	— †	1	9	— †
Total fees and expenses before waivers/reimbursement	738	2,261	8,601	3,213	896
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	123	—	1,803	240	62
Miscellaneous fee reimbursement	—	—	—	—	59
Total waivers/reimbursement of fees and expenses	123	—	1,803	240	121
Total fees and expenses after waivers/reimbursement	615	2,261	6,798	2,973	775
Net investment income	4,435	18,122	57,199	2,083	1,506
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(2,757)	—	(48,985)	(3,861)	(1,109)
Affiliated issuers	—	—	—	(26,000)	(9,633)
Options written	—	—	19	—	—
Futures contracts	(1,723)	—	(42,489)	(23,442)	(6,868)
Forward currency contracts	—	—	—	—	—
Swap contracts	802	—	(4,725)	—	—
Currency transactions	—	—	—	342	56
Capital gain distributions received from affiliated issuers	—	—	—	22,902	—
	(3,678)	—	(96,180)	(30,059)	(17,554)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	2,715	(50)	53,554	(326)	40
Affiliated issuers	—	—	—	136,946	24,567
Options written	—	—	(343)	—	—
Futures contracts	1,075	—	21,994	(7,004)	(1,050)
Forward currency contracts	—	—	—	—	—
Swap contracts	(780)	—	6,257	—	—
Currency translations	—	—	—	—	—
	3,010	(50)	81,462	129,616	23,557
Net realized gain (loss) and unrealized appreciation (depreciation)	(668)	(50)	(14,718)	99,557	6,003
Net increase (decrease) in net assets resulting from operations	$3,767	$18,072	$42,481	$101,640	$7,509

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	301

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$670	$4,559	$4,694
Affiliated issuers	6,740	37,796	47,446
	7,410	42,355	52,140
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,410	42,355	52,140
Fees and expenses*:
Investment advisory services	476	3,185	3,163
Distribution services	786	673	5,253
Insurance administrative services	793	5,308	5,272
Transfer agent services	— †	— †	— †
Administrative services	—	—	—
Accounting and administrative services	29	50	47
Reports to shareholders	—	—	—
Registration statement and prospectus	7	20	24
Trustees’ compensation	1	9	9
Auditing and legal	17	19	20
Custodian	50	75	76
Other	— †	1	1
Total fees and expenses before waivers/reimbursement	2,159	9,340	13,865
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	159	1,062	1,054
Miscellaneous fee reimbursement	8	—	—
Total waivers/reimbursement of fees and expenses	167	1,062	1,054
Total fees and expenses after waivers/reimbursement	1,992	8,278	12,811
Net investment income	5,418	34,077	39,329
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(3,516)	(37,878)	(4,444)
Affiliated issuers	(12,811)	16,399	19,951
Options written	—	—	—
Futures contracts	(8,790)	(43,903)	(46,392)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	113	743	557
Capital gain distributions received from affiliated issuers	2,476	89,386	77,368
	(22,528)	24,747	47,040
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(48)	(497)	693
Affiliated issuers	48,911	275,483	127,651
Options written	—	—	—
Futures contracts	(2,281)	(14,603)	(12,177)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	46,582	260,383	116,167
Net realized gain (loss) and unrealized appreciation (depreciation)	24,054	285,130	163,207
Net increase (decrease) in net assets resulting from operations	$29,472	$319,207	$202,536

*	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

302	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$69,987	$63,824	$13,170	$1,656	$172,421	$165,240
Net realized gain (loss)	229,855	553,121	110,112	25,952	1,075,677	1,854,075
Net unrealized appreciation (depreciation)	1,183,746	(2,976,944)	339,201	(1,292,504)	10,184,557	(15,238,596)
Net increase (decrease) in net assets resulting from operations	1,483,588	(2,359,999)	462,483	(1,264,896)	11,432,655	(13,219,281)

Distributions paid to shareholders	(620,422)	(892,563)	(48,426)	(1,091,116)	(2,137,413)	(5,140,514)

Net capital share transactions	(108,638)	597,636	(172,404)	721,994	(892,780)	3,850,397

Total increase (decrease) in net assets	754,528	(2,654,926)	241,653	(1,634,018)	8,402,462	(14,509,398)

Net assets:
Beginning of year	6,935,654	9,590,580	2,942,903	4,576,921	30,896,348	45,405,746
End of year	$7,690,182	$6,935,654	$3,184,556	$2,942,903	$39,298,810	$30,896,348

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$93,802	$132,306	$47,669	$44,512	$187,985	$197,559
Net realized gain (loss)	(166,257)	(377,954)	20,610	(3,390)	89,709	73,811
Net unrealized appreciation (depreciation)	1,106,146	(1,582,846)	413,836	(970,379)	1,300,455	(1,207,065)
Net increase (decrease) in net assets resulting from operations	1,033,691	(1,828,494)	482,115	(929,257)	1,578,149	(935,695)

Distributions paid to shareholders	(97,498)	(1,146,487)	(49,443)	(357,382)	(280,747)	(2,416,808)

Net capital share transactions	(476,762)	265,209	(138,169)	(77,021)	(454,761)	1,331,066

Total increase (decrease) in net assets	459,431	(2,709,772)	294,503	(1,363,660)	842,641	(2,021,437)

Net assets:
Beginning of year	6,719,581	9,429,353	3,083,784	4,447,444	9,443,700	11,465,137
End of year	$7,179,012	$6,719,581	$3,378,287	$3,083,784	$10,286,341	$9,443,700

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	303

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$33,421	$40,174	$514,726	$505,414	$7,699	$9,759
Net realized gain (loss)	5,322	(82,728)	1,802,151	1,820,825	(10)	(25,298)
Net unrealized appreciation (depreciation)	302,180	(336,781)	5,849,685	(9,143,503)	38,198	(40,719)
Net increase (decrease) in net assets resulting from operations	340,923	(379,335)	8,166,562	(6,817,264)	45,887	(56,258)

Distributions paid to shareholders	(33,998)	(454,298)	(2,341,589)	(3,956,410)	(7,633)	(154,047)

Net capital share transactions	(170,988)	175,376	(1,355,964)	804,156	(10,671)	132,760

Total increase (decrease) in net assets	135,937	(658,257)	4,469,009	(9,969,518)	27,583	(77,545)

Net assets:
Beginning of year	1,725,398	2,383,655	32,982,967	42,952,485	300,997	378,542
End of year	$1,861,335	$1,725,398	$37,451,976	$32,982,967	$328,580	$300,997

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$40,324	$34,471	$579,492	$529,656	$9,009	$6,810
Net realized gain (loss)	242	(7,752)	1,163,038	911,950	(7,714)	40,249
Net unrealized appreciation (depreciation)	63,347	(109,594)	1,605,426	(5,491,758)	47,126	(113,780)
Net increase (decrease) in net assets resulting from operations	103,913	(82,875)	3,347,956	(4,050,152)	48,421	(66,721)

Distributions paid to shareholders	(34,911)	(31,988)	(1,526,238)	(3,253,724)	(50,940)	(2,232)

Net capital share transactions	43,201	109,402	(936,962)	1,398,530	23,523	(30,663)

Total increase (decrease) in net assets	112,203	(5,461)	884,756	(5,905,346)	21,004	(99,616)

Net assets:
Beginning of year	1,139,066	1,144,527	24,800,574	30,705,920	367,760	467,376
End of year	$1,251,269	$1,139,066	$25,685,330	$24,800,574	$388,764	$367,760

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

304	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$426,022	$331,906	$46,485	$37,525	$57,760	$51,837
Net realized gain (loss)	(554,664)	(826,910)	(105,717)	(191,130)	(33,292)	(26,443)
Net unrealized appreciation (depreciation)	653,577	(1,048,389)	149,374	(188,581)	73,317	(118,693)
Net increase (decrease) in net assets resulting from operations	524,935	(1,543,393)	90,142	(342,186)	97,785	(93,299)

Distributions paid to shareholders	(382,616)	(462,954)	—	(30,830)	(58,266)	(67,772)

Net capital share transactions	644,513	(959,150)	(31,695)	(230,098)	2,772	(59,810)

Total increase (decrease) in net assets	786,832	(2,965,497)	58,447	(603,114)	42,291	(220,881)

Net assets:
Beginning of year	10,221,082	13,186,579	1,481,894	2,085,008	831,554	1,052,435
End of year	$11,007,914	$10,221,082	$1,540,341	$1,481,894	$873,845	$831,554

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$4,435	$1,712	$18,122	$4,946	$57,199	$45,209
Net realized gain (loss)	(3,678)	(8,753)	— *	— *	(96,180)	(136,848)
Net unrealized appreciation (depreciation)	3,010	(5,029)	(50)	(59)	81,462	(110,189)
Net increase (decrease) in net assets resulting from operations	3,767	(12,070)	18,072	4,887	42,481	(201,828)

Distributions paid to shareholders	(3,960)	(1,793)	(17,531)	(2,237)	(55,687)	(60,476)

Net capital share transactions	18,941	(231,492)	(60,048)	96,950	36,513	(402,273)

Total increase (decrease) in net assets	18,748	(245,355)	(59,507)	99,600	23,307	(664,577)

Net assets:
Beginning of year	89,043	334,398	432,261	332,661	1,500,722	2,165,299
End of year	$107,791	$89,043	$372,754	$432,261	$1,524,029	$1,500,722

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	305

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,083	$1,038	$1,506	$1,885	$5,418	$5,383
Net realized gain (loss)	(30,059)	31,786	(17,554)	9,474	(22,528)	86,734
Net unrealized appreciation (depreciation)	129,616	(181,950)	23,557	(36,471)	46,582	(125,509)
Net increase (decrease) in net assets resulting from operations	101,640	(149,126)	7,509	(25,112)	29,472	(33,392)

Distributions paid to shareholders	(111,683)	(90,246)	(10,852)	(4,275)	(47,987)	(14,671)

Net capital share transactions	63,436	97,021	1,591	(6,014)	19,234	(1,502)

Total increase (decrease) in net assets	53,393	(142,351)	(1,752)	(35,401)	719	(49,565)

Net assets:
Beginning of year	454,242	596,593	125,934	161,335	323,472	373,037
End of year	$507,635	$454,242	$124,182	$125,934	$324,191	$323,472

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$34,077	$29,534	$39,329	$33,407
Net realized gain (loss)	24,747	246,288	47,040	232,971
Net unrealized appreciation (depreciation)	260,383	(718,267)	116,167	(652,457)
Net increase (decrease) in net assets resulting from operations	319,207	(442,445)	202,536	(386,079)

Distributions paid to shareholders	(297,374)	(99,803)	(287,115)	(138,964)

Net capital share transactions	63,979	(23,880)	(1,697)	(104,505)

Total increase (decrease) in net assets	85,812	(566,128)	(86,276)	(629,548)

Net assets:
Beginning of year	2,101,444	2,667,572	2,189,472	2,819,020
End of year	$2,187,256	$2,101,444	$2,103,196	$2,189,472

*	Amount less than one thousand.

Refer to the notes to financial statements.

306	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 40 different funds (“the funds”), including 23 funds in the series covered in this report. The other 17 funds in the series are covered in separate reports. Twelve funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Insurance Series	307

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

308	American Funds Insurance Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

American Funds Insurance Series	309

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2023 (dollars in thousands):

310	American Funds Insurance Series

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$1,419,560	$716,633	$—		$2,136,193
Health care	677,242	553,206	—		1,230,448
Consumer discretionary	692,051	451,489	—		1,143,540
Financials	395,032	461,732	—	*	856,764
Industrials	190,481	426,357	—		616,838
Consumer staples	246,873	133,308	—		380,181
Communication services	259,923	79,590	—		339,513
Materials	220,874	106,904	—		327,778
Energy	180,544	74,490	—	*	255,034
Utilities	15,330	—	—		15,330
Real estate	4,940	—	—		4,940
Preferred securities	—	103,626	—		103,626
Short-term securities	295,088	—	—		295,088
Total	$4,597,938	$3,107,335	$—	*	$7,705,273

*	Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$202,893	$480,073	$—	$682,966
Consumer discretionary	396,692	155,297	—	551,989
Information technology	304,784	200,995	991	506,770
Health care	330,649	161,010	—	491,659
Financials	109,152	211,218	—	320,370
Materials	45,145	113,681	—	158,826
Communication services	52,354	60,173	—	112,527
Real estate	42,927	68,801	—	111,728
Energy	32,978	23,384	—	56,362
Utilities	14,810	29,350	—	44,160
Consumer staples	17,479	13,221	—	30,700
Preferred securities	—	—	22,521	22,521
Rights & warrants	—	3,878	—	3,878
Short-term securities	120,135	—	—	120,135
Total	$1,669,998	$1,521,081	$23,512	$3,214,591

American Funds Insurance Series	311

Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$7,847,400	$390,278	$4,303		$8,241,981
Communication services	7,074,099	—	—		7,074,099
Consumer discretionary	5,416,269	494,678	—		5,910,947
Health care	5,289,688	227,851	31,351		5,548,890
Industrials	4,144,154	290,562	2,674		4,437,390
Financials	2,931,955	47,675	—		2,979,630
Energy	1,638,573	—	—		1,638,573
Consumer staples	1,460,783	12,548	2,901		1,476,232
Materials	889,323	31,646	—		920,969
Utilities	266,939	—	—		266,939
Real estate	160,301	—	—		160,301
Preferred securities	—	—	114,310		114,310
Rights & warrants	—	—	—	*	—	*
Bonds, notes & other debt instruments	—	5,508	—		5,508
Short-term securities	607,976	—	—		607,976
Total	$37,727,460	$1,500,746	$155,539		$39,383,745

*	Amount less than one thousand.

International Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$26,764	$1,227,008	$—		$1,253,772
Information technology	423,363	605,671	5,140		1,034,174
Health care	19,298	843,587	—		862,885
Materials	211,640	633,237	—		844,877
Consumer discretionary	174,706	639,232	—		813,938
Financials	115,668	696,800	—		812,468
Energy	215,588	339,488	—		555,076
Communication services	—	340,975	—		340,975
Consumer staples	—	322,178	—		322,178
Utilities	—	89,318	—		89,318
Real estate	—	39,777	—		39,777
Preferred securities	—	44,635	470		45,105
Rights & warrants	—	—	—	*	—	*
Short-term securities	202,103	—	—		202,103
Total	$1,389,130	$5,821,906	$5,610		$7,216,646

*	Amount less than one thousand.

312	American Funds Insurance Series

New World Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$99,031	$418,226	$—	*	$517,257
Information technology	268,018	237,621	411		506,050
Industrials	109,530	321,304	—		430,834
Health care	152,605	247,392	—		399,997
Consumer discretionary	113,807	239,969	—		353,776
Materials	113,091	120,585	—	*	233,676
Communication services	90,913	132,924	1,985		225,822
Consumer staples	58,232	164,992	—	*	223,224
Energy	42,137	62,981	—	*	105,118
Real estate	18,133	48,519	—		66,652
Utilities	11,924	28,167	—		40,091
Preferred securities	3,123	12,433	6,905		22,461
Rights & warrants	—	1,838	—		1,838
Convertible bonds & notes	—	195	—		195
Bonds, notes & other debt instruments	—	133,350	—		133,350
Short-term securities	136,445	—	—		136,445
Total	$1,216,989	$2,170,496	$9,301		$3,396,786

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$244	$—	$—	$244
Unrealized appreciation on open forward currency contracts	—	100	—	100
Unrealized appreciation on bilateral interest rate swaps	—	95	—	95
Liabilities:
Unrealized depreciation on futures contracts	(265)	—	—	(265)
Unrealized depreciation on open forward currency contracts	—	(213)	—	(213)
Unrealized depreciation on centrally cleared interest rate swaps	—	—	—	—
Unrealized depreciation on bilateral interest rate swaps	—	—	—	—
Total	$(21)	$(18)	$—	$(39)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	313

Capital World Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$261,166	$118,220	$—		$379,386
Health care	189,214	84,072	—		273,286
Industrials	110,918	154,342	—		265,260
Financials	79,038	109,523	—	*	188,561
Consumer discretionary	99,626	77,085	—		176,711
Consumer staples	63,152	66,044	—		129,196
Materials	43,108	82,579	—		125,687
Communication services	62,943	38,583	—		101,526
Energy	76,856	22,891	—	*	99,747
Utilities	25,826	17,317	—		43,143
Real estate	4,930	2,268	—		7,198
Preferred securities	16	861	—		877
Convertible bonds & notes	—	1,731	—		1,731
Bonds, notes & other debt instruments	—	3,989	—		3,989
Short-term securities	51,376	16,456	—		67,832
Total	$1,068,169	$795,961	$—	*	$1,864,130

*	Amount less than one thousand.

Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,952,167	$499,308	$—	$8,451,475
Industrials	5,399,143	480,725	—	5,879,868
Health care	4,440,836	321,365	—	4,762,201
Financials	4,251,335	148,669	—	4,400,004
Communication services	3,335,977	—	—	3,335,977
Consumer discretionary	2,893,219	358,159	—	3,251,378
Consumer staples	1,622,254	366,801	—	1,989,055
Energy	1,259,751	—	—	1,259,751
Utilities	1,121,619	92,095	—	1,213,714
Materials	1,029,759	34,885	—	1,064,644
Real estate	374,474	—	—	374,474
Convertible stocks	23,528	—	—	23,528
Bonds, notes & other debt instruments	—	5,671	—	5,671
Short-term securities	1,534,598	—	—	1,534,598
Total	$35,238,660	$2,307,678	$—	$37,546,338

314	American Funds Insurance Series

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3			Total
Assets:
Common stocks:
Financials	$3,728	$58,079	$	—*		$61,807
Industrials	5,793	40,513		—		46,306
Information technology	3,791	39,684		—		43,475
Consumer discretionary	3,302	29,633		—		32,935
Consumer staples	6,761	23,449		—		30,210
Health care	1,561	27,428		—		28,989
Communication services	2,190	18,917		—		21,107
Energy	6,302	12,381		—	*	18,683
Materials	7,353	10,788		—	*	18,141
Utilities	1,109	6,909		—		8,018
Real estate	1,795	4,562		—		6,357
Preferred securities	—	607		—		607
Bonds, notes & other debt instruments	—	1,075		—		1,075
Short-term securities	12,095	—		—		12,095
Total	$55,780	$274,025		$—	*	$329,805

*	Amount less than one thousand.

Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$93,718	$72,657	$—	*	$166,375
Health care	91,451	31,918	—		123,369
Information technology	93,893	23,107	—		117,000
Consumer staples	59,646	54,867	—		114,513
Industrials	58,513	45,922	—		104,435
Energy	54,906	22,411	—	*	77,317
Utilities	38,726	35,571	—		74,297
Real estate	49,660	10,684	—		60,344
Consumer discretionary	24,194	22,137	—		46,331
Communication services	18,060	21,250	—		39,310
Materials	16,710	15,476	—		32,186
Preferred securities	—	252	—		252
Convertible stocks	2,383	—	—		2,383
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	103,612	93		103,705
U.S. Treasury bonds & notes	—	71,494	—		71,494
Corporate bonds, notes & loans	—	23,053	—		23,053
Asset-backed obligations	—	9,837	—		9,837
Bonds & notes of governments & government agencies outside the U.S.	—	762	—		762
Municipals	—	236	—		236
Investment funds	34,970	—	—		34,970
Short-term securities	107,974	—	—		107,974
Total	$744,804	$565,246	$93		$1,310,143

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,456	$—	$—	$2,456
Unrealized appreciation on centrally cleared interest rate swaps	—	231	—	231
Unrealized appreciation on centrally cleared credit default swaps	—	380	—	380
Liabilities:
Unrealized depreciation on centrally cleared interest rate swaps	—	(177)	—	(177)
Total	$2,456	$434	$—	$2,890

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$3,515,544	$—	$—		$3,515,544
Health care	2,397,867	158,242	19,334		2,575,443
Financials	2,089,525	62,212	—	*	2,151,737
Industrials	1,678,103	138,019	—		1,816,122
Consumer discretionary	1,551,941	253,193	1,572		1,806,706
Communication services	1,423,988	—	—		1,423,988
Consumer staples	973,600	91,237	—		1,064,837
Materials	1,005,995	—	2,890		1,008,885
Energy	874,319	—	1,554		875,873
Real estate	155,278	—	—		155,278
Utilities	30,873	—	—		30,873
Preferred securities	—	—	697		697
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	43,608		43,608
Convertible bonds & notes	—	2,140	—		2,140
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	2,369,309	—		2,369,309
U.S. Treasury bonds & notes	—	1,992,422	—		1,992,422
Corporate bonds, notes & loans	—	1,694,239	3,204		1,697,443
Asset-backed obligations	—	526,187	5,930		532,117
Bonds & notes of governments & government agencies outside the U.S.	—	41,792	—		41,792
Municipals	—	36,842	—		36,842
Investment funds	1,406,015	—	—		1,406,015
Short-term securities	2,418,376	—	—		2,418,376
Total	$19,521,424	$7,365,834	$78,789		$26,966,047

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37,187	$—	$—	$37,187
Unrealized appreciation on centrally cleared interest rate swaps	—	1,160	—	1,160
Unrealized appreciation on centrally cleared credit default swaps	—	96	—	96
Liabilities:
Unrealized depreciation on futures contracts	(30,011)	—	—	(30,011)
Unrealized depreciation on centrally cleared interest rate swaps	—	(20)	—	(20)
Total	$7,176	$1,236	$—	$8,412

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

316	American Funds Insurance Series

American Funds Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$39,511	$5,432	$—	$44,943
Health care	21,748	14,115	—	35,863
Industrials	21,116	11,530	—	32,646
Financials	8,193	22,527	—	30,720
Consumer staples	4,213	17,618	—	21,831
Materials	11,573	6,194	—	17,767
Energy	10,137	4,247	—	14,384
Communication services	12,176	1,315	—	13,491
Consumer discretionary	6,977	5,582	—	12,559
Utilities	6,407	4,230	—	10,637
Real estate	1,476	3,293	—	4,769
Preferred securities	50	372	—	422
Convertible stocks	1,041	—	—	1,041
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	57,321	—	57,321
Mortgage-backed obligations	—	21,280	—	21,280
U.S. Treasury bonds & notes	—	21,269	—	21,269
Corporate bonds, notes & loans	—	19,451	—	19,451
Asset-backed obligations	—	937	—	937
Federal agency bonds & notes	—	265	—	265
Municipals	—	136	—	136
Investment funds	8,341	—	—	8,341
Short-term securities	13,936	20,414	—	34,350
Total	$166,895	$237,528	$—	$404,423

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$546	$—	$—	$546
Unrealized appreciation on open forward currency contracts	—	672	—	672
Unrealized appreciation on centrally cleared interest rate swaps	—	241	—	241
Unrealized appreciation on centrally cleared credit default swaps	—	11	—	11
Liabilities:
Unrealized depreciation on futures contracts	(199)	—	—	(199)
Unrealized depreciation on open forward currency contracts	—	(354)	—	(354)
Unrealized depreciation on centrally cleared interest rate swaps	—	(322)	—	(322)
Unrealized depreciation on centrally cleared credit default swaps	—	(1)	—	(1)
Total	$347	$247	$—	$594

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	317

The Bond Fund of America
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$4,446,229	$1,561	$4,447,790
Corporate bonds, notes & loans	—	3,489,598	—	3,489,598
U.S. Treasury bonds & notes	—	1,822,067	—	1,822,067
Asset-backed obligations	—	542,646	9,749	552,395
Municipals	—	156,667	—	156,667
Bonds & notes of governments & government agencies outside the U.S.	—	105,447	—	105,447
Federal agency bonds & notes	—	11,385	—	11,385
Common stocks	—	15	—	15
Short-term securities	2,168,331	—	—	2,168,331
Total	$2,168,331	$10,574,054	$11,310	$12,753,695

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$109,286	$—	$—	$109,286
Unrealized appreciation on open forward currency contracts	—	35	—	35
Unrealized appreciation on centrally cleared interest rate swaps	—	2,718	—	2,718
Liabilities:
Unrealized depreciation on futures contracts	(51,016)	—	—	(51,016)
Unrealized depreciation on open forward currency contracts	—	(931)	—	(931)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2,363)	—	(2,363)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,469)	—	(1,469)
Total	$58,270	$(2,010)	$—	$56,260

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

318	American Funds Insurance Series

Capital World Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$339,133	$—	$339,133
Japanese yen	—	100,706	—	100,706
British pounds	—	71,115	—	71,115
Chinese yuan renminbi	—	58,184	—	58,184
Brazilian reais	—	41,843	—	41,843
Mexican pesos	—	36,400	—	36,400
Canadian dollars	—	33,369	—	33,369
South Korean won	—	29,760	—	29,760
Australian dollars	—	27,993	—	27,993
Indonesian rupiah	—	22,928	—	22,928
South African rand	—	9,087	—	9,087
Danish kroner	—	6,608	—	6,608
New Zealand dollars	—	6,559	—	6,559
Malaysian ringgits	—	2,207	—	2,207
Chilean pesos	—	2,001	—	2,001
Colombian pesos	—	1,609	—	1,609
Indian rupees	—	1,116	—	1,116
Polish zloty	—	1,112	—	1,112
Romanian leu	—	1,094	—	1,094
Norwegian kroner	—	598	—	598
Ukrainian hryvnia	—	125	—	125
U.S. dollars	—	629,673	200	629,873
Convertible bonds & notes	—	1,173	—	1,173
Preferred securities	—	—	74	74
Common stocks	258	—	469	727
Investment funds	52,692	—	—	52,692
Short-term securities	177,300	23,247	—	200,547
Total	$230,250	$1,447,640	$743	$1,678,633

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,176	$—	$—	$8,176
Unrealized appreciation on open forward currency contracts	—	9,188	—	9,188
Unrealized appreciation on centrally cleared interest rate swaps	—	2,958	—	2,958
Unrealized appreciation on bilateral interest rate swaps	—	278	—	278
Unrealized appreciation on centrally cleared credit default swaps	—	518	—	518
Liabilities:
Unrealized depreciation on futures contracts	(2,274)	—	—	(2,274)
Unrealized depreciation on open forward currency contracts	—	(5,355)	—	(5,355)
Unrealized depreciation on centrally cleared interest rate swaps	—	(4,121)	—	(4,121)
Total	$5,902	$3,466	$—	$9,368

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	319

American High-Income Trust
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$768,810	$4,283	$773,093
U.S. Treasury bonds & notes	—	2,706	—	2,706
Mortgage-backed obligations	—	—	661	661
Bonds & notes of governments & government agencies outside the U.S.	—	290	—	290
Convertible bonds & notes	—	495	—	495
Common stocks	20,584	1,471	30,523	52,578
Preferred securities	—	1,363	1,582	2,945
Rights & warrants	—	217	—	217
Short-term securities	27,114	—	—	27,114
Total	$47,698	$775,352	$37,049	$860,099

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$114	$—	$—	$114
Unrealized appreciation on centrally cleared credit default swaps	—	20	—	20
Liabilities:
Unrealized depreciation on futures contracts	(105)	—	—	(105)
Total	$9	$20	$—	$29

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2023
Investment securities	$34,480	$457	$13,803	$(5,838)	$(7,424)	$6,257	$(4,686)	$37,049

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2023								$(2,129)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

320	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$ 4,944	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	5%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Net adjustment (decrease) based on movement of market comparables	5%	5%	Decrease
		Expected proceeds	Expected proceeds	Not applicable	Not applicable	Not applicable
		Yield Analysis	Yield	10.1%	10.1%	Decrease
Common stocks	30,523	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	20%	20%	Decrease
			Vendor price	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	5.7x - 8.0x	6.8x	Increase
			Discount to EV/EBITDA multiple	11%	11%	Decrease
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			Price/Book Value multiple	0.6x	0.6x	Increase
			DLOM	13% - 17%	15%	Decrease
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Preferred securities	1,582	Market comparable companies	EV/EBITDA multiple	4.0x	4.0x	Increase
			DLOM	15%	15%	Decrease
Total	$37,049

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$98,703	$—	$98,703
U.S. Treasury bonds & notes	—	2,037	—	2,037
Asset-backed obligations	—	1,583	—	1,583
Short-term securities	—	23,333	—	23,333
Total	$—	$125,656	$—	$125,656

American Funds Insurance Series	321

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,564	$—	$—	$1,564
Unrealized appreciation on centrally cleared interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(564)	—	—	(564)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2)	—	(2)
Total	$1,000	$10	$—	$1,010

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$979,319	$—	$979,319
U.S. Treasury bonds & notes	—	401,532	—	401,532
Federal agency bonds & notes	—	77,297	—	77,297
Short-term securities	—	247,092	—	247,092
Options purchased on futures (equity style)	577	—	—	577
Total	$577	$1,705,240	$—	$1,705,817

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$28,108	$—	$—	$28,108
Unrealized appreciation on centrally cleared interest rate swaps	—	18,404	—	18,404
Liabilities:
Value of options written	(824)	—	—	(824)
Unrealized depreciation on futures contracts	(9,290)	—	—	(9,290)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,351)	—	(3,351)
Total	$17,994	$15,053	$—	$33,047

*	Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets
Growth funds	$105,419	$—	$—	$105,419
Fixed income funds	12,408	—	—	12,408
Short-term securities	6,067	—	—	6,067
Options purchased (equity style)	299	25	—	324
Total	$124,193	$25	$—	$124,218

322	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$26	$—	$—	$26
Liabilities:
Unrealized depreciation on futures contracts	(65)	—	—	(65)
Total	$(39)	$—	$—	$(39)

*	Futures contracts are not included in the fund’s investment portfolio.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series	323

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

324	American Funds Insurance Series

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

American Funds Insurance Series	325

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally,

326	American Funds Insurance Series

the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

American Funds Insurance Series	327

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$19,320	$—	$21,524	$—
Global Small Capitalization Fund	30,423	8,535	23,751	7,682
Growth Fund	21,365	21,892	—	19,703
International Fund	82	86	—	77
New World Fund	1,705	1,117	656	1,005
Washington Mutual Investors Fund	10,510	10,881	—	9,793
Capital World Growth and Income Fund	7,091	7,147	501	6,432
Growth-Income Fund	110,228	115,333	—	103,800
International Growth and Income Fund	2,296	2,250	225	2,025
Capital Income Builder	17,090	17,994	—	16,195
Asset Allocation Fund	24,156	25,242	—	22,718
American Funds Global Balanced Fund	1,039	1,069	—	962

328	American Funds Insurance Series

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2023, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $1,303,000, $31,000 and $1,032,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.12% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $3,000, less than $1,000 and $4,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized depreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Option contracts — Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

American Funds Insurance Series	329

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in each fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in each fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in each fund’s statement of operations.

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes — As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures — One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

330	American Funds Insurance Series

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	331

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options on futures	Options on equity indexes	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	Not applicable	$28,095	$15,017	$ 4,663	2,230	[1]
Capital Income Builder	Not applicable	Not applicable	108,346	Not applicable	46,969	6,193
Asset Allocation Fund	Not applicable	Not applicable	3,357,201	Not applicable	396,718	28,501
Global Balanced Fund	Not applicable	Not applicable	40,168	36,810	30,526	1,936
The Bond Fund of America	Not applicable	Not applicable	6,797,857	94,777	797,750	126,431
Capital World Bond Fund	Not applicable	Not applicable	597,982	530,575	315,943	68,094
American High-Income Trust	Not applicable	Not applicable	10,724	Not applicable	Not applicable	11,361
American Funds Mortgage Fund	Not applicable	Not applicable	76,325	Not applicable	6,633	Not applicable
U.S. Government Securities Fund	$140,800	Not applicable	2,329,186	Not applicable	761,456	Not applicable
Managed Risk Growth Fund	Not applicable	382,855	81,657	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	Not applicable	81,835	8,782	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	Not applicable	314,374	16,284	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	Not applicable	3,388,886	163,141	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	333,293	115,565	Not applicable	Not applicable	Not applicable

[1]	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$244	Unrealized depreciation[2]	$265
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	100	Unrealized depreciation on open forward currency contracts	213
Forward currency	Currency	Receivables for closed forward currency contracts	18	Payables for closed forward currency contracts	114
Swap (bilateral)	Interest	Bilateral swaps, at value	95	Bilateral swaps, at value	—
			$457		$592

Refer to the end of the tables for footnotes.

332	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$461	Net unrealized depreciation on futures contracts	$(114)
Forward currency	Currency	Net realized loss on forward currency contracts	(182)	Net unrealized depreciation on forward currency contracts	(63)
Swap	Interest	Net realized gain on swap contracts	95	Net unrealized appreciation on swap contracts	95
Swap	Credit	Net realized loss on swap contracts	(3)	Net unrealized depreciation on swap contracts	(2)
			$371		$(84)

International Growth and Income Fund

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$2	Net unrealized depreciation on forward currency contracts	$(5)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$2,456	Unrealized depreciation[2]	$—
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	231	Unrealized depreciation[2]	177
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	380	Unrealized depreciation[2]	—
			$3,067		$177

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,166)	Net unrealized appreciation on futures contracts	$2,535
Swap	Interest	Net realized gain on swap contracts	1,408	Net unrealized depreciation on swap contracts	(1,466)
Swap	Credit	Net realized gain on swap contracts	164	Net unrealized appreciation on swap contracts	427
			$(2,594)		$1,496

Refer to the end of the tables for footnotes.

American Funds Insurance Series	333

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$37,187	Unrealized depreciation[2]	$30,011
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	1,160	Unrealized depreciation[2]	20
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	96	Unrealized depreciation[2]	—
			$38,443		$30,031

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(72,113)	Net unrealized appreciation on futures contracts	$8,342
Swap	Interest	Net realized loss on swap contracts	(3,172)	Net unrealized appreciation on swap contracts	1,140
Swap	Credit	Net realized loss on swap contracts	(2,612)	Net unrealized appreciation on swap contracts	1,719
			$(77,897)		$11,201

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$546	Unrealized depreciation[2]	$199
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	672	Unrealized depreciation on open forward currency contracts	354
Forward currency	Currency	Receivables for closed forward currency contracts	27	Payables for closed forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	241	Unrealized depreciation[2]	322
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	11	Unrealized depreciation[2]	1
			$1,497		$1,050

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(107)	Net unrealized appreciation on futures contracts	$720
Forward currency	Currency	Net realized loss on forward currency contracts	(1,387)	Net unrealized depreciation on forward currency contracts	(218)
Swap	Interest	Net realized loss on swap contracts	(992)	Net unrealized appreciation on swap contracts	935
Swap	Credit	Net realized loss on swap contracts	(49)	Net unrealized appreciation on swap contracts	3
			$(2,535)		$1,440

Refer to the end of the tables for footnotes.

334	American Funds Insurance Series

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$109,286	Unrealized depreciation[2]	$51,016
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	35	Unrealized depreciation on open forward currency contracts	931
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,718	Unrealized depreciation[2]	2,363
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	—	Unrealized depreciation[2]	1,469
			$112,039		$55,779

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(169,252)	Net unrealized appreciation on futures contracts	$65,223
Forward currency	Currency	Net realized gain on forward currency contracts	1,833	Net unrealized depreciation on forward currency contracts	(4,543)
Swap	Interest	Net realized gain on swap contracts	9,818	Net unrealized depreciation on swap contracts	(8,721)
Swap	Credit	Net realized loss on swap contracts	(15,513)	Net unrealized appreciation on swap contracts	5,540
			$(173,114)		$57,499

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$8,176	Unrealized depreciation[2]	$2,274
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,188	Unrealized depreciation on open forward currency contracts	5,355
Forward currency	Currency	Receivables for closed forward currency contracts	213	Payables for closed forward currency contracts	1,748
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,958	Unrealized depreciation[2]	4,121
Swap (bilateral)	Interest	Bilateral swaps, at value	278	Bilateral swaps, at value	—
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	518	Unrealized depreciation[2]	—
			$21,331		$13,498

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,487)	Net unrealized appreciation on futures contracts	$9,889
Forward currency	Currency	Net realized loss on forward currency contracts	(19,300)	Net unrealized depreciation on forward currency contracts	(720)
Swap	Interest	Net realized loss on swap contracts	(9,887)	Net unrealized appreciation on swap contracts	10,081
Swap	Credit	Net realized gain on swap contracts	1,317	Net unrealized appreciation on swap contracts	51
			$(31,357)		$19,301

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$114	Unrealized depreciation[2]	$105
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	20	Unrealized depreciation[2]	—
			$134		$105

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$105	Net unrealized appreciation on futures contracts	$97
Swap	Credit	Net realized loss on swap contracts	(813)	Net unrealized appreciation on swap contracts	174
			$(708)		$271

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$1,564	Unrealized depreciation[2]	$564
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	12	Unrealized depreciation[2]	2
			$1,576		$566

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,723)	Net unrealized appreciation on futures contracts	$1,075
Swap	Interest	Net realized gain on swap contracts	802	Net unrealized depreciation on swap contracts	(780)
			$(921)		$295

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities from unaffiliated issuers	$577	Investment securities from unaffiliated issuers	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	824
Futures	Interest	Unrealized appreciation[2]	28,108	Unrealized depreciation[2]	9,290
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	18,404	Unrealized depreciation[2]	3,351
			$47,089		$13,465

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain on investments in unaffiliated issuers	$46	Net unrealized appreciation on investments in unaffiliated issuers	$256
Options written	Interest	Net realized gain on options written	19	Net unrealized depreciation on options written	(343)
Futures	Interest	Net realized loss on futures contracts	(42,489)	Net unrealized appreciation on futures contracts	21,994
Swap	Interest	Net realized loss on swap contracts	(4,725)	Net unrealized appreciation on swap contracts	6,257
			$(47,149)		$28,164

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$968	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	390	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	91	Unrealized depreciation[2]	—
			1,449		—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,861)	Net unrealized depreciation on investments in unaffiliated issuers	$(326)
Futures	Currency	Net realized loss on futures contracts	(246)	Net realized appreciation on futures contracts	14
Futures	Equity	Net realized loss on futures contracts	(19,054)	Net realized depreciation on futures contracts	(7,156)
Futures	Interest	Net realized loss on futures contracts	(4,142)	Net realized appreciation on futures contracts	138
			(27,303)		(7,330)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$324	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	—	Unrealized depreciation[2]	65
Futures	Interest	Unrealized appreciation[2]	26	Unrealized depreciation[2]	—
			$350		$65

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,109)	Net unrealized appreciation on investments in unaffiliated issuers	$40
Futures	Equity	Net realized loss on futures contracts	(6,136)	Net realized depreciation on futures contracts	(1,089)
Futures	Interest	Net realized loss on futures contracts	(732)	Net realized appreciation on futures contracts	39
			$(7,977)		$(1,010)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$482	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	256	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	65	Unrealized depreciation[2]	—
			$803		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,516)	Net unrealized depreciation on investments in unaffiliated issuers	$(48)
Futures	Currency	Net realized loss on futures contracts	(106)	Net realized depreciation on futures contracts	(63)
Futures	Equity	Net realized loss on futures contracts	(7,724)	Net realized depreciation on futures contracts	(2,364)
Futures	Interest	Net realized loss on futures contracts	(960)	Net realized appreciation on futures contracts	146
			$(12,306)		$(2,329)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$4,657	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	1,908	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	140	Unrealized depreciation[2]	—
			$6,705		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(37,878)	Net unrealized depreciation on investments in unaffiliated issuers	$(497)
Futures	Currency	Net realized loss on futures contracts	(1,110)	Net realized depreciation on futures contracts	(359)
Futures	Equity	Net realized loss on futures contracts	(38,266)	Net realized depreciation on futures contracts	(14,561)
Futures	Interest	Net realized loss on futures contracts	(4,527)	Net realized appreciation on futures contracts	317
			$(81,771)		$(15,100)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$693	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	392	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	1,013	Unrealized depreciation[2]	—
			$2,098		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(4,444)	Net unrealized appreciation on investments in unaffiliated issuers	$693
Futures	Currency	Net realized loss on futures contracts	(765)	Net realized depreciation on futures contracts	(149)
Futures	Equity	Net realized loss on futures contracts	(40,978)	Net realized depreciation on futures contracts	(13,203)
Futures	Interest	Net realized loss on futures contracts	(4,649)	Net realized appreciation on futures contracts	1,175
			$(50,836)		$(11,484)

[2]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	339

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The tables on the following pages present each fund’s forward currency contracts and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$59	$—	$—	$—	$59
Barclays Bank PLC	53	(2)	—	—	51
Citibank	52	(52)	—	—	—
JPMorgan Chase	40	—	—	—	40
Morgan Stanley	8	(8)	—	—	—
Standard Chartered Bank	1	—	—	—	1
Total	$213	$(62)	$—	$—	$151
Liabilities:
Barclays Bank PLC	$2	$(2)	$—	$—	$—
Citibank	165	(52)	—	—	113
Goldman Sachs	28	—	—	—	28
HSBC Bank	82	—	—	—	82
Morgan Stanley	50	(8)	—	—	42
Total	$327	$(62)	$—	$—	$265

Refer to the end of the tables for footnote.

340	American Funds Insurance Series

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$29	$(11)	$—	$—	$18
Bank of New York Mellon	1	—	—	—	1
BNP Paribas	11	(11)	—	—	—
Citibank	42	(42)	—	—	—
Goldman Sachs	78	(9)	—	—	69
HSBC Bank	335	(161)	(174)	—	—
JPMorgan Chase	2	(2)	—	—	—
Morgan Stanley	188	(2)	—	—	186
Standard Chartered Bank	3	(3)	—	—	—
UBS AG	10	(10)	—	—	—
Total	$699	$(251)	$(174)	$—	$274
Liabilities:
Bank of America	$11	$(11)	$—	$—	$—
BNP Paribas	23	(11)	—	—	12
Citibank	189	(42)	—	—	147
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	161	(161)	—	—	—
JPMorgan Chase	97	(2)	—	—	95
Morgan Stanley	2	(2)	—	—	—
Standard Chartered Bank	23	(3)	—	—	20
UBS AG	13	(10)	—	—	3
Total	$528	$(251)	$—	$—	$277

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Morgan Stanley	$35	$(35)	$—	$—	$—
Liabilities:
Bank of America	$572	$—	$(572)	$—	$—
Citibank	285	—	(261)	—	24
Morgan Stanley	74	(35)	—	—	39
Total	$931	$(35)	$(833)	$—	$63

Refer to the end of the tables for footnote.

American Funds Insurance Series	341

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$345	$(95)	$(250)	$—	$—
BNP Paribas	271	(271)	—	—	—
Citibank	895	(895)	—	—	—
Goldman Sachs	841	(530)	—	(310)	1
HSBC Bank	5,543	(2,311)	—	(3,230)	2
JPMorgan Chase	53	(53)	—	—	—
Morgan Stanley	1,377	(142)	—	(740)	495
Standard Chartered Bank	204	(204)	—	—	—
UBS AG	150	(150)	—	—	—
Total	$9,679	$(4,651)	$(250)	$(4,280)	$498
Liabilities:
Bank of America	$95	$(95)	$—	$—	$—
Bank of New York Mellon	9	—	—	—	9
BNP Paribas	665	(271)	(394)	—	—
Citibank	2,151	(895)	(1,256)	—	—
Goldman Sachs	530	(530)	—	—	—
HSBC Bank	2,311	(2,311)	—	—	—
JPMorgan Chase	746	(53)	(520)	—	173
Morgan Stanley	142	(142)	—	—	—
Standard Chartered Bank	259	(204)	—	—	55
UBS AG	195	(150)	—	—	45
Total	$7,103	$(4,651)	$(2,170)	$—	$282

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

342	American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$695	$23	$144
Growth Fund	386	3	16
International Fund	11,142	52	649
New World Fund	269	3	—
Capital World Growth and Income Fund	212	6	12
Growth-Income Fund	266	15	14
International Growth and Income Fund	397	2	25
Asset Allocation Fund	313	2	18
American Funds Global Balanced Fund	8	—	—	*

*	Amount less than one thousand.

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2023, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$49,194	$64,690	$95,057	$16,271	$12,831	$41,555
Undistributed long-term capital gains	226,821	72,052	977,737	—	15,882	87,738
Capital loss carryforward*	—	—	—	(540,672)	—	—
Gross unrealized appreciation on investments	3,208,984	843,921	19,851,835	2,080,435	1,058,231	3,148,891
Gross unrealized depreciation on investments	(212,187)	(185,767)	(852,697)	(335,527)	(130,381)	(162,104)
Net unrealized appreciation (depreciation) on investments	2,996,797	658,154	18,999,138	1,744,908	927,850	2,986,787
Cost of investments	4,708,476	2,556,437	20,384,607	5,471,738	2,468,897	7,294,291
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(2)	13	—	—	—

Refer to the end of the tables for footnote.

American Funds Insurance Series	343

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$7,472	$158,609	$1,604	$16,757	$128,322	$1,794
Undistributed long-term capital gains	—	1,734,565	—	—	1,145,873	—
Capital loss carryforward*	(69,742)	—	(23,775)	(25,818)	—	(3,502)
Capital loss carryforward utilized	2,434	—	53	2,422	—	—
Gross unrealized appreciation on investments	626,444	16,595,947	62,303	223,042	6,602,025	64,172
Gross unrealized depreciation on investments	(63,664)	(497,248)	(23,030)	(37,893)	(833,010)	(13,761)
Net unrealized appreciation (depreciation) on investments	562,780	16,098,699	39,273	185,149	5,769,015	50,411
Cost of investments	1,301,350	21,447,639	290,532	1,127,909	21,205,158	354,511
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	(1)	—	(11)	(2)	1

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$75,445	$2,620	$9,868	$855	$3,298	$11,745
Capital loss carryforward*	(1,359,397)	(186,363)	(331,897)	(11,994)	(1)	(254,504)
Gross unrealized appreciation on investments	241,914	53,290	43,905	2,347	10	46,896
Gross unrealized depreciation on investments	(439,016)	(99,954)	(53,417)	(2,237)	(117)	(59,327)
Net unrealized appreciation (depreciation) on investments	(197,102)	(46,664)	(9,512)	110	(107)	(12,431)
Cost of investments	13,008,643	1,732,535	870,393	126,556	386,032	1,751,296
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(36)	1	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$2,419	$1,560	$5,147	$30,091	$36,425
Undistributed long-term capital gains	—	—	—	28,787	28,917
Capital loss carryforward*	(12,281)	(13,949)	(17,511)	—	—
Gross unrealized appreciation on investments	85,072	11,102	23,676	182,631	38,432
Gross unrealized depreciation on investments	(102,768)	(24,997)	(27,806)	(84,152)	(32,809)
Net unrealized appreciation (depreciation) on investments	(17,696)	(13,895)	(4,130)	98,479	5,623
Cost of investments	525,518	138,074	328,476	2,089,128	2,099,330

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

344	American Funds Insurance Series

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$36,245	$238,315	$274,560	$39,498	$361,119	$400,617
Class 1A	148	1,195	1,343	141	1,617	1,758
Class 2	30,048	259,863	289,911	32,689	386,947	419,636
Class 4	4,681	49,927	54,608	4,312	66,240	70,552
Total	$71,122	$549,300	$620,422	$76,640	$815,923	$892,563

Global Small Capitalization Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$4,595	$11,794	$16,389	$47,544	$285,173	$332,717
Class 1A	12	59	71	209	1,252	1,461
Class 2	4,713	23,554	28,267	94,748	568,298	663,046
Class 4	76	3,623	3,699	13,417	80,475	93,892
Total	$9,396	$39,030	$48,426	$155,918	$935,198	$1,091,116

Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$93,186	$861,352	$954,538	$319,915	$1,912,725	$2,232,640
Class 1A	926	13,243	14,169	3,677	23,411	27,088
Class 2	58,531	924,799	983,330	311,929	2,152,577	2,464,506
Class 3	883	11,837	12,720	4,207	28,163	32,370
Class 4	5,132	167,524	172,656	43,665	340,245	383,910
Total	$158,658	$1,978,755	$2,137,413	$683,393	$4,457,121	$5,140,514

International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$50,154	$—	$50,154	$94,903	$448,918	$543,821
Class 1A	150	—	150	281	1,398	1,679
Class 2	42,608	—	42,608	86,539	450,228	536,767
Class 3	219	—	219	431	2,195	2,626
Class 4	4,367	—	4,367	9,244	52,350	61,594
Total	$97,498	$—	$97,498	$191,398	$955,089	$1,146,487

American Funds Insurance Series	345

New World Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$28,772	$—	$28,772	$60,201	$129,123	$189,324
Class 1A	146	—	146	317	724	1,041
Class 2	11,303	—	11,303	26,575	61,661	88,236
Class 4	9,222	—	9,222	22,718	56,063	78,781
Total	$49,443	$—	$49,443	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$118,356	$52,370	$170,726	$351,097	$1,068,126	$1,419,223
Class 1A	338	194	532	3,359	10,665	14,024
Class 2	51,574	26,108	77,682	173,751	551,636	725,387
Class 4	20,772	11,035	31,807	61,406	196,768	258,174
Total	$191,040	$89,707	$280,747	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,646	$—	$11,646	$32,166	$109,599	$141,765
Class 1A	125	—	125	337	1,188	1,525
Class 2	18,495	—	18,495	57,060	205,827	262,887
Class 4	3,732	—	3,732	10,246	37,875	48,121
Total	$33,998	$—	$33,998	$99,809	$354,489	$454,298

Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$327,645	$1,077,919	$1,405,564	$597,601	$1,754,172	$2,351,773
Class 1A	440	1,649	2,089	784	2,464	3,248
Class 2	164,035	642,837	806,872	328,556	1,071,265	1,399,821
Class 3	1,848	6,857	8,705	3,597	11,428	15,025
Class 4	22,003	96,356	118,359	41,526	145,017	186,543
Total	$515,971	$1,825,618	$2,341,589	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$394	$—	$394	$397	$6,104	$6,501
Class 1A	151	—	151	147	2,108	2,255
Class 2	3,949	—	3,949	4,951	81,276	86,227
Class 4	3,139	—	3,139	3,387	55,677	59,064
Total	$7,633	$—	$7,633	$8,882	$145,165	$154,047

346	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$19,561	$—	$19,561	$17,636	$—	$17,636
Class 1A	290	—	290	270	—	270
Class 2	410	—	410	354	—	354
Class 4	14,650	—	14,650	13,728	—	13,728
Total	$34,911	$—	$34,911	$31,988	$—	$31,988

Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$364,001	$578,217	$942,218	$476,426	$1,525,081	$2,001,507
Class 1A	663	1,038	1,701	708	2,098	2,806
Class 2	91,196	163,182	254,378	124,332	440,697	565,029
Class 3	644	1,097	1,741	845	2,914	3,759
Class 4	111,055	215,145	326,200	142,374	538,249	680,623
Total	$567,559	$958,679	$1,526,238	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,780	$11,386	$13,166	$72	$498	$570
Class 1A	43	310	353	2	13	15
Class 2	2,558	18,886	21,444	123	850	973
Class 4	1,750	14,227	15,977	85	589	674
Total	$6,131	$44,809	$50,940	$282	$1,950	$2,232

The Bond Fund of America

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$246,119	$—	$246,119	$235,158	$60,668	$295,826
Class 1A	8,577	—	8,577	7,470	1,700	9,170
Class 2	97,823	—	97,823	98,333	27,763	126,096
Class 4	30,097	—	30,097	24,749	7,113	31,862
Total	$382,616	$—	$382,616	$365,710	$97,244	$462,954

Capital World Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$2,151	$11,752	$13,903
Class 1A	—	—	—	3	20	23
Class 2	—	—	—	2,087	13,752	15,839
Class 4	—	—	—	120	945	1,065
Total	$—	$—	$—	$4,361	$26,469	$30,830

American Funds Insurance Series	347

American High-Income Trust

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$15,308	$—	$15,308	$18,444		$—	$18,444
Class 1A	171	—	171	100		—	100
Class 2	36,274	—	36,274	42,707		—	42,707
Class 3	556	—	556	694		—	694
Class 4	5,957	—	5,957	5,827		—	5,827
Total	$58,266	$—	$58,266	$67,772		$—	$67,772

American Funds Mortgage Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$656	$—	$656	$15		$—	$15
Class 1A	71	—	71	37		—	37
Class 2	1,633	—	1,633	995		—	995
Class 4	1,600	—	1,600	746		—	746
Total	$3,960	$—	$3,960	$1,793		$—	$1,793

Ultra-Short Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,981	$—	$1,981	$348		$—	$348
Class 1A	5	—	5	—	†	—	—	†
Class 2	12,823	—	12,823	1,570		—	1,570
Class 3	198	—	198	26		—	26
Class 4	2,524	—	2,524	293		—	293
Total	$17,531	$—	$17,531	$2,237		$—	$2,237

U.S. Government Securities Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$9,817	$—	$9,817	$10,360		$—	$10,360
Class 1A	171	—	171	153		—	153
Class 2	39,205	—	39,205	42,631		—	42,631
Class 3	219	—	219	292		—	292
Class 4	6,275	—	6,275	7,040		—	7,040
Total	$55,687	$—	$55,687	$60,476		$—	$60,476

Refer to the end of the tables for footnote.

348	American Funds Insurance Series

Managed Risk Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$129	$2,315	$2,444	$162	$1,634	$1,796
Class P2	5,596	103,643	109,239	6,629	81,821	88,450
Total	$5,725	$105,958	$111,683	$6,791	$83,455	$90,246

Managed Risk International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$29	$127	$156	$69	$—	$69
Class P2	1,939	8,757	10,696	4,206	—	4,206
Total	$1,968	$8,884	$10,852	$4,275	$—	$4,275

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$58	$363	$421	$127	$—	$127
Class P2	5,936	41,630	47,566	14,544	—	14,544
Total	$5,994	$41,993	$47,987	$14,671	$—	$14,671

Managed Risk Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$30,230	$230,056	$260,286	$43,232	$44,484	$87,716
Class P2	3,723	33,365	37,088	5,626	6,461	12,087
Total	$33,953	$263,421	$297,374	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$164	$851	$1,015	$176	$254	$430
Class P2	38,569	247,531	286,100	51,616	86,918	138,534
Total	$38,733	$248,382	$287,115	$51,792	$87,172	$138,964

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

American Funds Insurance Series	349

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2023, total investment advisory services fees waived by CRMC were $54,733,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2023, before waiver	2023, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.597
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.234
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.365
Growth-Income Fund	.500	.217	.6	44.0	.255	.255
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.468
Capital Income Builder	.357	.330	15.0	15.0	.357	.217
Asset Allocation Fund	.500	.236	.6	34.0	.267	.267
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.162
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.264
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.175
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.175
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

350	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$958
Class 1A	$—	$40	5
Class 2	8,446	Not applicable	1,013
Class 4	1,632	1,632	196
Total class-specific expenses	$10,078	$1,672	$2,172

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$286
Class 1A	$—	$12	2
Class 2	4,489	Not applicable	539
Class 4	693	693	83
Total class-specific expenses	$5,182	$705	$910

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,634
Class 1A	$—	$592	71
Class 2	40,663	Not applicable	4,880
Class 3	384	Not applicable	64
Class 4	7,328	7,328	879
Total class-specific expenses	$48,375	$7,920	$10,528

International Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$979
Class 1A	$—	$28	3
Class 2	8,181	Not applicable	982
Class 3	29	Not applicable	5
Class 4	983	983	118
Total class-specific expenses	$9,193	$1,011	$2,087

American Funds Insurance Series	351

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$513
Class 1A	$—	$24	3
Class 2	1,965	Not applicable	236
Class 4	1,857	1,857	223
Total class-specific expenses	$3,822	$1,881	$975

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,704
Class 1A	$—	$95	12
Class 2	6,962	Not applicable	836
Class 4	2,962	2,962	355
Total class-specific expenses	$9,924	$3,057	$2,907

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$168
Class 1A	$—	$16	2
Class 2	2,509	Not applicable	301
Class 4	515	515	62
Total class-specific expenses	$3,024	$531	$533

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,192
Class 1A	$—	$79	9
Class 2	30,198	Not applicable	3,624
Class 3	238	Not applicable	40
Class 4	4,509	4,509	541
Total class-specific expenses	$34,945	$4,588	$10,406

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$14	2
Class 2	406	Not applicable	49
Class 4	330	330	39
Total class-specific expenses	$736	$344	$94

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$—	$25	3
Class 2	35	Not applicable	4
Class 4	1,354	1,354	163
Total class-specific expenses	$1,389	$1,379	$352

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,520
Class 1A	$—	$71	9
Class 2	10,446	Not applicable	1,253
Class 3	51	Not applicable	9
Class 4	13,745	13,745	1,649
Total class-specific expenses	$24,242	$13,816	$7,440

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$7	1
Class 2	394	Not applicable	47
Class 4	296	296	35
Total class-specific expenses	$690	$303	$112

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,990
Class 1A	$—	$594	71
Class 2	7,105	Not applicable	853
Class 4	2,136	2,136	256
Total class-specific expenses	$9,241	$2,730	$3,170

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$3	—	*
Class 2	1,886	Not applicable	226
Class 4	133	133	16
Total class-specific expenses	$2,019	$136	$438

Refer to the end of the tables for footnote.

352	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$66
Class 1A	$—	$6		1
Class 2	1,303	Not applicable		156
Class 3	15	Not applicable		2
Class 4	221	221		27
Total class-specific expenses	$1,539	$227		$252

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$4
Class 1A	$—	$4		1
Class 2	111	Not applicable		13
Class 4	107	108		13
Total class-specific expenses	$218	$112		$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$13
Class 1A	$—	$—	*	—	*
Class 2	713	Not applicable		86
Class 3	8	Not applicable		1
Class 4	167	167		20
Total class-specific expenses	$888	$167		$120

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$74
Class 1A	$—	$11		1
Class 2	2,652	Not applicable		318
Class 3	11	Not applicable		2
Class 4	462	461		56
Total class-specific expenses	$3,125	$472		$451

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$26
Class P2	$1,174	1,174
Total class-specific expenses	$1,174	$1,200

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$305	305
Total class-specific expenses	$305	$309

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$7
Class P2	$786	786
Total class-specific expenses	$786	$793

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,635
Class P2	$673	673
Total class-specific expenses	$673	$5,308

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$19
Class P2	$5,253	5,253
Total class-specific expenses	$5,253	$5,272

*	Amount less than one thousand.

American Funds Insurance Series	353

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2023, total fees and expenses reimbursed by CRMC were $67,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees compensation
Global Growth Fund	$20		$9		$29
Global Small Capitalization Fund	9		4		13
Growth Fund	96		45		141
International Fund	19		8		27
New World Fund	9		4		13
Washington Mutual Investors Fund	27		12		39
Capital World Growth and Income Fund	5		2		7
Growth-Income Fund	96		42		138
International Growth and Income Fund	1		—	*	1
Capital Income Builder	3		1		4
Asset Allocation Fund	70		30		100
American Funds Global Balanced Fund	2		—	*	2
The Bond Fund of America	29		13		42
Capital World Bond Fund	4		2		6
American High-Income Trust	2		1		3
American Funds Mortgage Fund	—	*	—	*	—	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	4		2		6
Managed Risk Growth Fund	1		1		2
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Washington Mutual Investors Fund	1		—	*	1
Managed Risk Growth-Income Fund	6		3		9
Managed Risk Asset Allocation Fund	6		3		9

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

354	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$143,889	$87,197	$9,634
Global Small Capitalization Fund	9,942	11,693	8,672
Growth Fund	166,584	358,497	10,310
International Fund	73,650	21,674	(3,753)
New World Fund	16,926	33,734	1,554
Washington Mutual Investors Fund	116,301	58,777	5,903
Capital World Growth and Income Fund	21,985	18,869	1,020
Growth-Income Fund	423,580	508,767	105,610
International Growth and Income Fund	4,805	6,338	607
Capital Income Builder	9,847	11,526	127
Asset Allocation Fund	214,958	673,480	132,916
American Funds Global Balanced Fund	4,519	1,414	(220)
American High-Income Trust	—	398	270

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2023.

American Funds Insurance Series	355

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$192,718	6,033	$274,560	8,748	$(540,248)	(16,855)	$(72,970)	(2,074)
Class 1A	2,158	68	1,343	43	(2,107)	(66)	1,394	45
Class 2	39,498	1,245	289,912	9,380	(438,910)	(13,838)	(109,500)	(3,213)
Class 4	95,674	3,056	54,608	1,787	(77,844)	(2,499)	72,438	2,344
Total net increase (decrease)	$330,048	10,402	$620,423	19,958	$(1,059,109)	(33,258)	$(108,638)	(2,898)

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$91,477	5,345	$16,333	935	$(152,565)	(8,792)	$(44,755)	(2,512)
Class 1A	781	46	71	4	(530)	(31)	322	19
Class 2	39,394	2,481	28,267	1,715	(197,235)	(11,995)	(129,574)	(7,799)
Class 4	34,683	2,137	3,699	225	(36,779)	(2,285)	1,603	77
Total net increase (decrease)	$166,335	10,009	$48,370	2,879	$(387,109)	(23,103)	$(172,404)	(10,215)

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$1,126,344	13,031	$952,995	11,055	$(2,473,911)	(28,345)	$(394,572)	(4,259)
Class 1A	39,167	473	14,169	166	(24,617)	(280)	28,719	359
Class 2	378,332	4,358	983,331	11,587	(2,226,251)	(25,522)	(864,588)	(9,577)
Class 3	2,841	32	12,720	146	(23,828)	(268)	(8,267)	(90)
Class 4	479,958	5,642	172,656	2,092	(306,686)	(3,644)	345,928	4,090
Total net increase (decrease)	$2,026,642	23,536	$2,135,871	25,046	$(5,055,293)	(58,059)	$(892,780)	(9,477)

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$116,405	7,036	$50,154	3,024	$(410,379)	(24,700)	$(243,820)	(14,640)
Class 1A	1,488	90	150	9	(1,420)	(86)	218	13
Class 2	132,534	7,999	42,608	2,582	(397,669)	(24,084)	(222,527)	(13,503)
Class 3	199	12	219	13	(1,551)	(92)	(1,133)	(67)
Class 4	41,507	2,540	4,367	269	(55,374)	(3,413)	(9,500)	(604)
Total net increase (decrease)	$292,133	17,677	$97,498	5,897	$(866,393)	(52,375)	$(476,762)	(28,801)

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$86,114	3,585	$28,772	1,188	$(174,819)	(7,226)	$(59,933)	(2,453)
Class 1A	1,115	47	146	6	(1,025)	(43)	236	10
Class 2	59,693	2,497	11,303	473	(136,698)	(5,745)	(65,702)	(2,775)
Class 4	71,676	3,024	9,222	389	(93,668)	(3,971)	(12,770)	(558)
Total net increase (decrease)	$218,598	9,153	$49,443	2,056	$(406,210)	(16,985)	$(138,169)	(5,776)

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$277,677	21,465	$170,023	12,648	$(697,429)	(52,419)	$(249,729)	(18,306)
Class 1A	9,396	729	532	40	(54,463)	(4,239)	(44,535)	(3,470)
Class 2	33,904	2,614	77,682	5,899	(358,013)	(27,290)	(246,427)	(18,777)
Class 4	156,923	12,161	31,807	2,442	(102,800)	(7,983)	85,930	6,620
Total net increase (decrease)	$477,900	36,969	$280,044	21,029	$(1,212,705)	(91,931)	$(454,761)	(33,933)

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$65,556	5,277	$11,348	873	$(143,262)	(11,299)	$(66,358)	(5,149)
Class 1A	755	60	126	9	(615)	(50)	266	19
Class 2	13,750	1,078	18,495	1,427	(147,991)	(11,668)	(115,746)	(9,163)
Class 4	31,436	2,536	3,732	296	(24,318)	(1,970)	10,850	862
Total net increase (decrease)	$111,497	8,951	$33,701	2,605	$(316,186)	(24,987)	$(170,988)	(13,431)

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$479,730	9,041	$1,404,035	26,362	$(2,739,803)	(50,914)	$(856,038)	(15,511)
Class 1A	4,149	77	2,090	40	(4,268)	(80)	1,971	37
Class 2	112,392	2,119	806,872	15,426	(1,545,914)	(29,027)	(626,650)	(11,482)
Class 3	280	5	8,705	163	(14,068)	(259)	(5,083)	(91)
Class 4	187,357	3,563	118,358	2,303	(175,879)	(3,369)	129,836	2,497
Total net increase (decrease)	$783,908	14,805	$2,340,060	44,294	$(4,479,932)	(83,649)	$(1,355,964)	(24,550)

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$3,526	363	$394	41	$(3,717)	(387)	$203	17
Class 1A	1,556	164	151	17	(992)	(105)	715	76
Class 2	3,978	424	3,950	423	(25,662)	(2,748)	(17,734)	(1,901)
Class 4	24,171	2,625	3,138	342	(21,164)	(2,297)	6,145	670
Total net increase (decrease)	$33,231	3,576	$7,633	823	$(51,535)	(5,537)	$(10,671)	(1,138)

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$77,581	6,983	$19,561	1,773	$(60,168)	(5,393)	$36,974	3,363
Class 1A	524	47	290	26	(737)	(66)	77	7
Class 2	1,719	155	410	37	(1,019)	(92)	1,110	100
Class 4	50,560	4,553	14,650	1,330	(60,170)	(5,412)	5,040	471
Total net increase (decrease)	$130,384	11,738	$34,911	3,166	$(122,094)	(10,963)	$43,201	3,941

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$315,966	14,009	$942,218	42,101	$(1,956,417)	(86,110)	$(698,233)	(30,000)
Class 1A	6,331	281	1,702	77	(4,607)	(204)	3,426	154
Class 2	42,695	1,904	254,377	11,536	(565,941)	(25,320)	(268,869)	(11,880)
Class 3	436	19	1,741	78	(2,528)	(111)	(351)	(14)
Class 4	217,843	9,818	326,200	14,919	(516,978)	(23,318)	27,065	1,419
Total net increase (decrease)	$583,271	26,031	$1,526,238	68,711	$(3,046,471)	(135,063)	$(936,962)	(40,321)

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$24,292	2,019	$13,166	1,134	$(35,782)	(2,948)	$1,676	205
Class 1A	85	7	353	31	(220)	(18)	218	20
Class 2	4,268	348	21,444	1,856	(22,190)	(1,820)	3,522	384
Class 4	14,257	1,202	15,977	1,406	(12,127)	(1,019)	18,107	1,589
Total net increase (decrease)	$42,902	3,576	$50,940	4,427	$(70,319)	(5,805)	$23,523	2,198

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$988,201	104,121	$244,526	26,118	$(784,964)	(82,958)	$447,763	47,281
Class 1A	47,994	5,083	8,577	923	(22,212)	(2,334)	34,359	3,672
Class 2	129,127	13,768	97,823	10,606	(228,846)	(24,571)	(1,896)	(197)
Class 4	200,494	21,589	30,097	3,279	(66,304)	(7,144)	164,287	17,724
Total net increase (decrease)	$1,365,816	144,561	$381,023	40,926	$(1,102,326)	(117,007)	$644,513	68,480

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$41,684	4,293	$—	—	$(80,001)	(8,267)	$(38,317)	(3,974)
Class 1A	206	21	—	—	(169)	(17)	37	4
Class 2	88,520	9,189	—	—	(82,729)	(8,647)	5,791	542
Class 4	7,131	757	—	—	(6,337)	(672)	794	85
Total net increase (decrease)	$137,541	14,260	$—	—	$(169,236)	(17,603)	$(31,695)	(3,343)

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$4,239	480	$15,199	1,751	$(30,729)	(3,495)	$(11,291)	(1,264)
Class 1A	1,264	146	171	20	(180)	(20)	1,255	146
Class 2	12,480	1,448	36,273	4,277	(61,378)	(7,129)	(12,625)	(1,404)
Class 3	178	20	556	64	(1,269)	(144)	(535)	(60)
Class 4	55,861	5,819	5,958	629	(35,851)	(3,767)	25,968	2,681
Total net increase (decrease)	$74,022	7,913	$58,157	6,741	$(129,407)	(14,555)	$2,772	99

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,434	1,633	$656	71	$(274)	(29)	$15,816	1,675
Class 1A	494	53	71	8	(343)	(37)	222	24
Class 2	1,572	168	1,634	178	(5,679)	(604)	(2,473)	(258)
Class 4	11,209	1,208	1,600	177	(7,433)	(812)	5,376	573
Total net increase (decrease)	$28,709	3,062	$3,961	434	$(13,729)	(1,482)	$18,941	2,014

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,301	1,322	$1,981		175		$(27,332)	(2,377)	$(10,050)	(880)
Class 1A	104	9	5		—	†	—	—	109	9
Class 2	49,580	4,448	12,823		1,169		(87,341)	(7,830)	(24,938)	(2,213)
Class 3	319	28	198		17		(579)	(51)	(62)	(6)
Class 4	32,945	2,924	2,524		229		(60,576)	(5,393)	(25,107)	(2,240)
Total net increase (decrease)	$98,249	8,731	$17,531		1,590		$(175,828)	(15,651)	$(60,048)	(5,330)

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$55,970	5,604	$9,373		959		$(47,478)	(4,765)	$17,865	1,798
Class 1A	1,646	166	171		18		(905)	(92)	912	92
Class 2	89,575	9,065	39,206		4,068		(104,906)	(10,680)	23,875	2,453
Class 3	185	19	219		22		(967)	(97)	(563)	(56)
Class 4	58,408	5,912	6,275		651		(70,259)	(7,138)	(5,576)	(575)
Total net increase (decrease)	$205,784	20,766	$55,244		5,718		$(224,515)	(22,772)	$36,513	3,712

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Managed Risk Growth Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$2,318	221	$2,445		252		$(1,380)	(131)	$3,383	342
Class P2	15,188	1,407	109,238		11,379		(64,373)	(6,069)	60,053	6,717
Total net increase (decrease)	$17,506	1,628	$111,683		11,631		$(65,753)	(6,200)	$63,436	7,059

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$282	34	$156	19	$(230)	(27)	$208	26
Class P2	3,795	459	10,696	1,309	(13,108)	(1,539)	1,383	229
Total net increase (decrease)	$4,077	493	$10,852	1,328	$(13,338)	(1,566)	$1,591	255

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Managed Risk Washington Mutual Investors Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$158	15	$422	43	$(478)	(47)	$102	11
Class P2	12,514	1,194	47,565	4,928	(40,947)	(3,988)	19,132	2,134
Total net increase (decrease)	$12,672	1,209	$47,987	4,971	$(41,425)	(4,035)	$19,234	2,145

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Managed Risk Growth-Income Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$30,902	2,476	$260,286	22,694	$(233,754)	(19,325)	$57,434	5,845
Class P2	7,934	662	37,088	3,259	(38,477)	(3,190)	6,545	731
Total net increase (decrease)	$38,836	3,138	$297,374	25,953	$(272,231)	(22,515)	$63,979	6,576

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$3,002	267	$1,016	92	$(1,021)	(88)	$2,997	271
Class P2	18,885	1,651	286,099	26,654	(309,678)	(27,225)	(4,694)	1,080
Total net increase (decrease)	$21,887	1,918	$287,115	26,746	$(310,699)	(27,313)	$(1,697)	1,351

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2023, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 16% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 19% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2023 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,041,318	$1,037,010	$7,688,452	$1,852,081		$1,098,366	$2,745,722
Sales of investment securities*	2,714,602	1,264,868	9,960,001	2,232,740		1,207,581	3,224,191
Non-U.S. taxes paid on dividend income	5,618	1,841	7,240	7,965		4,897	1,532
Non-U.S. taxes paid on interest income	—	—	—	—		56	—
Non-U.S. taxes paid (refunded) on realized gains	2,565	3,485	—	7,086		3,729	—
Non-U.S. taxes provided on unrealized appreciation	3,034	19,329	—	28,578		17,416	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$491,865	$8,645,420	$113,162	$1,437,820		$33,439,898	$342,317
Sales of investment securities*	656,676	10,727,201	126,104	1,353,129		35,747,744	338,990
Non-U.S. taxes paid on dividend income	2,246	8,682	721	1,585		6,504	419
Non-U.S. taxes paid on interest income	—	—	—	—	†	—	8
Non-U.S. taxes paid (refunded) on realized gains	547	—	46	332		2,160	129
Non-U.S. taxes provided on unrealized appreciation	676	—	126	556		—	191

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$47,551,731	$3,062,821	$303,911	$1,032,074	$—	$9,720,267
Sales of investment securities*	45,967,967	2,845,562	321,979	1,005,972	—	9,479,577
Non-U.S. taxes paid on interest income	21	110	—	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	17	(7)	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	116	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$163,243	$28,994	$53,209	$388,825	$231,311
Sales of investment securities*	213,909	45,063	88,452	595,503	463,691

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

366	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2023	$30.18	$.36	$6.30	$6.66	$(.37)	$(2.55)	$(2.92)	$33.92	22.91%	$3,418	.52%	.41%	1.13%
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
Class 1A:
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
Class 2:
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
Class 4:
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2023	$16.22	$.11	$2.53	$2.64	$(.08)	$(.21)	$(.29)	$18.57	16.45%	$1,001	.70%	.65%	.63%
12/31/2022	34.17	.05	(9.50)	(9.45)	—	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391	.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050	.75	.75	.48
Class 1A:
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1	.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1	.99	.99	.22
Class 2:
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363	1.00	1.00	.22
Class 4:
12/31/2023	15.28	.02	2.37	2.39	— [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206	1.25	1.25	(.04)

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2023	$76.29	$.57	$28.16	$28.73	$(.54)	$(5.04)	$(5.58)	$99.44	38.81%	$17,382	.35%	.65%
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
Class 1A:
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
Class 2:
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
Class 3:
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
Class 4:
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59

Refer to the end of the tables for footnotes.

American Funds Insurance Series	369

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2023	$15.31	$.25	$2.20	$2.45	$(.26)	$—	$(.26)	$17.50	16.12%	$3,353	.53%	1.50%
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
Class 1A:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
Class 2:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
Class 3:
12/31/2023	15.35	.22	2.22	2.44	(.23)	—	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
Class 4:
12/31/2023	14.99	.16	2.16	2.32	(.18)	—	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03

Refer to the end of the tables for footnotes.

370	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2023	$22.30	$.40	$3.19	$3.59	$(.41)	$—	$(.41)	$25.48	16.22%	$1,778	.64%	.57%	1.64%
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
Class 1A:
12/31/2023	22.19	.33	3.20	3.53	(.36)	—	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
Class 2:
12/31/2023	22.02	.33	3.17	3.50	(.35)	—	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
Class 4:
12/31/2023	21.84	.27	3.14	3.41	(.30)	—	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67

Refer to the end of the tables for footnotes.

American Funds Insurance Series	371

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2023	$12.69	$.28	$1.92	$2.20	$(.28)	$(.12)	$(.40)	$14.49	17.66%	$6,020	.41%	.27%	2.07%
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
Class 1A:
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
Class 2:
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
Class 4:
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2023	$11.67	$.27	$2.19	$2.46	$(.28)	$—	$(.28)	$13.85	21.22%	$579	.52%	.41%	2.08%
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
Class 1A:
12/31/2023	11.61	.23	2.18	2.41	(.25)	—	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
Class 2:
12/31/2023	11.64	.23	2.18	2.41	(.24)	—	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
Class 4:
12/31/2023	11.35	.19	2.14	2.33	(.22)	—	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2023	$50.21	$.86	$11.96	$12.82	$(.88)	$(2.89)	$(3.77)	$59.26	26.47%	$22,319	.29%	1.60%
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
Class 1A:
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
Class 2:
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
Class 3:
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
Class 4:
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2023	$8.94	$.27	$1.15	$1.42	$(.26)	$—	$(.26)	$10.10	16.08%	$15	.56%	.55%	2.82%
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
Class 1A:
12/31/2023	8.70	.24	1.13	1.37	(.24)	—	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
Class 2:
12/31/2023	8.70	.24	1.12	1.36	(.24)	—	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
Class 4:
12/31/2023	8.56	.21	1.12	1.33	(.22)	—	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2023	$10.99	$.41	$.59	$1.00	$(.36)	$—	$(.36)	$11.63	9.28%	$660	.40%	.26%	3.68%
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	—	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
Class 1A:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
Class 2:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
Class 4:
12/31/2023	10.96	.35	.59	.94	(.30)	—	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68

Refer to the end of the tables for footnotes.

376	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2023	$22.20	$.57	$2.54	$3.11	$(.56)	$(.89)	$(1.45)	$23.86	14.55%	$15,555	.30%	2.49%
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
Class 1A:
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
Class 2:
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
Class 3:
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
Class 4:
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	377

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2023	$12.55	$.33	$1.29	$1.62	$(.23)	$(1.57)	$(1.80)	$12.37	14.05%	$98	.53%	.52%	2.67%
12/31/2022	14.73	.26	(2.37)	(2.11)	—	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
Class 1A:
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
Class 2:
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
Class 4:
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37

Refer to the end of the tables for footnotes.

378	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2023	$9.41	$.39	$.09	$.48	$(.35)	$—	$(.35)	$9.54	5.21%	$6,908	.39%	.20%	4.15%
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
Class 1A:
12/31/2023	9.35	.37	.08	.45	(.33)	—	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
Class 2:
12/31/2023	9.27	.36	.10	.46	(.33)	—	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
Class 4:
12/31/2023	9.23	.34	.09	.43	(.31)	—	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25

Refer to the end of the tables for footnotes.

American Funds Insurance Series	379

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2023	$9.55	$.32	$.29	$.61	$—	$—	$—	$10.16	6.39%	$665	.48%	.48%	3.33%
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
Class 1A:
12/31/2023	9.50	.30	.28	.58	—	—	—	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
Class 2:
12/31/2023	9.45	.29	.29	.58	—	—	—	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
Class 4:
12/31/2023	9.33	.27	.28	.55	—	—	—	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09

Refer to the end of the tables for footnotes.

380	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2023	$8.53	$.63	$.43	$1.06	$(.65)	$—	$(.65)	$8.94	12.69%	$223	.45%	.31%	7.10%
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	—	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
Class 1A:
12/31/2023	8.51	.61	.41	1.02	(.63)	—	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
Class 2:
12/31/2023	8.35	.59	.41	1.00	(.62)	—	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
Class 3:
12/31/2023	8.58	.61	.43	1.04	(.63)	—	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
Class 4:
12/31/2023	9.26	.63	.46	1.09	(.60)	—	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21

Refer to the end of the tables for footnotes.

American Funds Insurance Series	381

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2023	$9.45	$.45	$(.08)	$.37	$(.38)	$—	$(.38)	$9.44	4.03%	$17	.41%	.29%	4.76%
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	—	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
Class 1A:
12/31/2023	9.34	.41	(.07)	.34	(.36)	—	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
Class 2:
12/31/2023	9.36	.41	(.07)	.34	(.36)	—	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
Class 4:
12/31/2023	9.25	.38	(.06)	.32	(.34)	—	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71

Refer to the end of the tables for footnotes.

382	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2023	$11.35	$.55	$.01		$.56	$(.56)	$—	$(.56)	$11.35	4.94%	$40		.30%	4.81%
12/31/2022	11.27	.17	(.01)		.16	(.08)	—	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
Class 1A:
12/31/2023	11.35	.54	—		.54	(.54)	—	(.54)	11.35	4.79	—	[6]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
Class 2:
12/31/2023	11.00	.51	—	[4]	.51	(.53)	—	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
Class 3:
12/31/2023	11.14	.52	.01		.53	(.54)	—	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
Class 4:
12/31/2023	11.05	.48	.01		.49	(.49)	—	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40

Refer to the end of the tables for footnotes.

American Funds Insurance Series	383

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2023	$9.99	$.40	$(.09)	$.31	$(.39)	$—	$(.39)	$9.91	3.21%	$257	.33%	.21%	4.05%
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	—	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
Class 1A:
12/31/2023	9.96	.38	(.10)	.28	(.37)	—	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
Class 2:
12/31/2023	9.87	.37	(.09)	.28	(.37)	—	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
Class 3:
12/31/2023	10.02	.39	(.10)	.29	(.37)	—	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
Class 4:
12/31/2023	9.86	.35	(.10)	.25	(.34)	—	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56

Refer to the end of the tables for footnotes.

384	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income (loss) to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2023	$11.37	$.08	$2.28	$2.36	$(.08)	$(2.79)	$(2.87)	$10.86	23.77%	$13	.42%		.37%		.72%		.77%
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41		.36		.69		.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11	.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6	.42		.37		.73		1.19
Class P2:
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67		.62		.97		.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554	.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434	.68		.63		.99		.73
Managed Risk International Fund
Class P1:
12/31/2023	$8.61	$.13	$.41	$.54	$(.15)	$(.64)	$(.79)	$8.36	6.36%	$2	.46%		.36%		.86%		1.60%
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	—	(.34)	8.61	(15.27)[10]	2	.44	[10]	.37	[10]	.87	[10]	1.70	[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2	.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2	.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1	.41	[10]	.33	[10]	.84	[10]	1.64	[10]
Class P2:
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73		.63		1.13		1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124	.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160	.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168	.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165	.71		.63		1.14		1.21
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2023	$11.24	$.20	$.79	$.99	$(.24)	$(1.49)	$(1.73)	$10.50	10.04%	$3	.42%		.37%		.76%		1.91%
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	—	(.56)	11.24	(8.92)[10]	3	.41	[10]	.36	[10]	.75	[10]	1.96	[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2	.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2	.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1	.38	[10]	.33	[10]	.74	[10]	2.14	[10]
Class P2:
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68		.63		1.02		1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321	.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371	.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355	.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365	.68		.63		1.04		1.62

Refer to the end of the tables for footnotes.

American Funds Insurance Series	385

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expense	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income (loss) to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2023	$12.51	$.20	$1.65	$1.85	$(.21)	$(1.62)	$(1.83)	$12.53	16.17%	$1,910	.41%	.36%	.66%	1.64%
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.65	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
Class P2:
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.91	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
Managed Risk Asset Allocation Fund
Class P1:
12/31/2023	$12.43	$.31	$.87	$1.18	$(.26)	$(1.45)	$(1.71)	$11.90	10.51%	$10	.41%	.36%	.65%	2.61%
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.64	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
Class P2:
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.90	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51

Refer to the end of the tables for footnotes.

386	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Capital Income Builder	59%	48%	60%	110%	44%
Asset Allocation Fund	54	42	45	49	47
American Funds Global Balanced Fund	43	111	36	68	60
The Bond Fund of America	129	77	87	72	146
Capital World Bond Fund	110	114	64	88	110
American Funds Mortgage Fund	85	56	38	123	84
U.S. Government Securities Fund	113	77	126	112	103

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Global Growth Fund	29%	29%	18%	17%	14%
Global Small Capitalization Fund	36	40	29	38	50
Growth Fund	23	29	25	32	21
International Fund	28	42	44	40	32
New World Fund	36	40	43	70	38
Washington Mutual Investors Fund	29	30	90	40	37
Capital World Growth and Income Fund	29	42	85	36	29
Growth-Income Fund	26	25	24	33	27
International Growth and Income Fund	38	48	41	56	28
Capital Income Builder	149	126	93	184	72
Asset Allocation Fund	159	118	124	145	79
American Funds Global Balanced Fund	103	126	39	86	74
The Bond Fund of America	545	415	456	461	373
Capital World Bond Fund	286	188	91	145	159
American High-Income Trust	40	34	56	78	58
American Funds Mortgage Fund	1053	1141	975	1143	350
U.S. Government Securities Fund	744	695	433	867	277
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
Managed Risk Growth Fund	39	97	32	80	10
Managed Risk International Fund	27	82	24	71	8
Managed Risk Washington Mutual Investors Fund	19	70	16	101	13
Managed Risk Growth-Income Fund	21	67	13	38	6
Managed Risk Asset Allocation Fund	13	48	5	30	8

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	387

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 12, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

388	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	389

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,065.36	$2.13	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,063.96	3.43	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,063.79	3.43	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,062.63	4.73	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,043.89	$3.35	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,042.39	4.63	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,042.62	4.63	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,041.23	5.92	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,110.35	$1.86	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,109.05	3.19	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,108.97	3.19	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,109.36	2.82	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,107.63	4.52	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,032.27	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,030.90	3.99	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,030.85	3.99	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,031.76	3.64	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,029.32	5.27	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,037.95	$2.93	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,036.92	4.21	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,037.05	4.21	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,035.33	5.49	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

390	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,090.53	$1.42	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,088.93	2.74	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,089.35	2.74	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,087.70	4.05	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,077.11	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,075.48	3.45	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,075.07	3.45	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,074.58	4.76	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,101.17	$1.54	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,099.76	2.86	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,099.71	2.86	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,100.09	2.49	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,098.41	4.18	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,052.31	$2.90	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	1,051.85	4.19	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	1,050.45	4.19	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,050.48	5.48	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,054.07	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.81	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.82	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,050.64	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	391

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,069.81	$1.57	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,068.68	2.87	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,069.06	2.87	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,069.05	2.50	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,067.57	4.17	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,058.55	$2.75	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,056.75	4.04	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,057.49	4.05	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 4 – actual return	1,000.00	1,054.83	5.33	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,035.95	$1.03	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	1,034.23	2.31	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	1,034.32	2.31	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	1,032.80	3.59	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,047.42	$2.53	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,045.64	3.82	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,045.88	3.82	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,045.50	5.10	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,079.71	$1.63	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,077.06	2.93	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,078.12	2.93	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,077.60	2.57	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,076.97	4.24	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

392	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,030.27	$1.64	.32%
Class 1 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 1A – actual return	1,000.00	1,028.66	2.91	.57
Class 1A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 – actual return	1,000.00	1,028.30	2.91	.57
Class 2 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,027.90	4.19	.82
Class 4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,025.81	$1.58	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,025.21	2.76	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,024.44	2.86	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,024.77	2.50	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,023.20	4.13	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,028.15	$1.12	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	1,027.35	2.40	.47
Class 1A – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 – actual return	1,000.00	1,027.41	2.40	.47
Class 2 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 3 – actual return	1,000.00	1,027.43	2.04	.40
Class 3 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 4 – actual return	1,000.00	1,025.17	3.68	.72
Class 4 – assumed 5% return	1,000.00	1,021.58	3.67	.72

Refer to the end of the tables for footnotes.

American Funds Insurance Series	393

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,083.83	$2.05	.39%	$3.78	.72%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.67	.72
Class P2 – actual return	1,000.00	1,082.74	3.31	.63	5.09	.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,014.56	$1.78	.35%	$4.37	.86%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	4.38	.86
Class P2 – actual return	1,000.00	1,013.40	3.04	.60	5.73	1.13
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,064.10	$1.92	.37%	$3.95	.76%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.87	.76
Class P2 – actual return	1,000.00	1,062.31	3.27	.63	5.30	1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.03	$1.88	.36%	$3.44	.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.36	.66
Class P2 – actual return	1,000.00	1,068.22	3.18	.61	4.74	.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.63	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,058.48	$1.97	.38%	$3.37	.65%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.31	.65
Class P2 – actual return	1,000.00	1,056.67	3.11	.60	4.67	.90
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

394	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	395

This page intentionally left blank.

396	American Funds Insurance Series

This page intentionally left blank.

American Funds Insurance Series	397

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993–2003)	89	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

398	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President, Secretary and Director, Capital Group Companies Global[6]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[6]
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[6]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2010-2014; 2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	399

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

400	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity-focused funds have beaten their comparable Lipper indexes in 88% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2023.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund, International Growth and Income Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2022. Four of our five fixed income American Funds that have been in existence for the three year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of December 31, 2023, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2023, there were no reportable amendments to any provisions of the Code of, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2023 and 2022 were $881,847 and $436,164, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2023 and 2022 were $0 and $10,019, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2023 and 2022 were pre-approved by the committee.
(2) Not applicable.
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2023 and 2022 were $1,067,304and $610,690, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

(b)(2) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2, under the 1940 Act (17 CFR 270.30a-2), and, as applicable, Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer
Date	2/21/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/21/2024

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	2/21/2024